UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09491
Allianz Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

5701 Golden Hills Drive, Minneapolis, MN	55416-1297

(Address of principal executive offices)	(Zip code)
Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219-8006

(Name and address of agent for service)
Registrant’s telephone number, including area code 800-624-0197
Date of fiscal year end: December 31
Date of reporting period: December 31, 2008

Item 1. Reports to Stockholders.

AZL® AIM
International Equity Fund
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Example and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory

Information about the Board of Trustees and

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® AIM International Equity Fund
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL® AIM International Equity Fund and Invesco Aim Capital Management, Inc. (formerly A I M Capital Management, Inc.) serves as Subadviser to the Fund.
Invesco Aim Capital Management, Inc. together with its affiliates manages over 200 investment portfolios.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
For the 12-month period ended December 31, 2008, the AZL® AIM International Equity Fund returned -41.51%, compared to a -43.38% return for its benchmark, the MSCI EAFE Index1.

This Fund’s subadviser seeks reasonably priced, high quality stocks with the potential to produce strong earnings growth, cash flow and returns on capital. The managers’ bottom-up security analysis drives the Fund’s geographic and sector distributions, within parameters that are designed to ensure broad diversification2.
Global equity markets experienced extreme turbulence during the period under review. Most markets registered double-digit losses as global growth slowed and a number of financial institutions worldwide fell victim to a broadening credit crunch. The ongoing subprime loan crisis and its far-reaching effects on overall credit availability were major factors in the negative returns of most major market indexes.
An underweight allocation to materials and financials shares helped the Fund outperform its benchmark. An overweight position in health care shares—particularly those of pharmaceuticals firms—also helped boost relative returns. While many sectors experienced declines of more than 30% for the year, healthcare shares proved more resilient, with a decline of less than 10%. An above-average cash position during the declining market also contributed favorably to relative performance.*
The Fund’s overweight exposure to consumer discretionary shares dragged on relative results. Weak consumption rates and market expectations of a recession led to steep declines in the Fund’s automobile, media and consumer durables stocks. Stock selection in the energy sector also hurt relative returns.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.

[1]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a market capitalization-weighted equity index comprising 21 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Investors cannot invest directly in an index.

[2]	Diversification does not guarantee a profit nor protect against a loss.

1

AZL® AIM International Equity Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered by the portfolio manager Fund’s Subadviser to have strong earnings momentum.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2008

				Since
	1	3	5	Inception
	Year	Year	Year	(5/1/02)

AZL® AIM International Equity Fund	-41.51%	-5.21%	3.89%	3.47%
MSCI EAFE Index	-43.38%	-7.35%	1.66%	3.41%†

Expense Ratio
Gross	1.33%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have entered into a written contract limiting operating expenses to 1.45% through April 30, 2010. Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index, an unmanaged market capitalization-weighted equity index comprising 21 of the 48 countries in the MSCI universe and representing the developed world outside of North America. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

†	The since inception performance data and hypothetical $10,000 investment for the MSCI EAFE Index is calculated from 4/30/02 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL AIM International Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL AIM International Equity Fund	$1,000.00	$668.70	$5.83	1.39%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL AIM International Equity Fund	$1,000.00	$1,018.15	$7.05	1.39%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL AIM International Equity Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Aerospace & Defense	2.1%
Air Freight & Logistics	1.0
Auto Components	0.5
Automobiles	2.6
Beverages	2.9
Capital Markets	0.5
Chemicals	3.7
Commercial Banks	3.7
Commercial Services & Supplies	0.9
Communications Equipment	1.0
Construction Materials	0.8
Distributors	0.6
Diversified Financial Services	0.0
Diversified Telecommunication Services	4.3
Electronic Equipment & Instruments	4.3
Energy Equipment & Services	0.3
Food & Staples Retailing	1.8
Food Products	3.0
Health Care Equipment & Supplies	2.5
Hotels, Restaurants & Leisure	2.1
Household Durables	0.9
Household Products	2.6
Independent Power Producers & Energy Traders	1.0
Industrial Conglomerates	1.9
Insurance	2.1
IT Services	2.6
Machinery	2.2
Media	3.4
Metals & Mining	1.5
Oil, Gas & Consumable Fuels	5.8
Pharmaceuticals	11.3
Road & Rail	0.7
Semiconductors & Semiconductor Equipment	1.1
Software	0.9
Specialty Retail	1.0
Textiles, Apparel & Luxury Goods	1.1
Tobacco	3.3
Wireless Telecommunication Services	3.5
Investment Company	8.9

94.4%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks (85.5%):
Aerospace & Defense (2.1%):

174,970	Finmeccanica SpA	$2,680,000
665,000	Singapore Technologies Engineering, Ltd.	1,100,220

		3,780,220

Air Freight & Logistics (1.0%):

88,369	TNT NV	1,697,042

Auto Components (0.5%):

56,200	Denso Corp.	935,136

Automobiles (2.6%):

28,859	Porsche AG	2,286,531
71,400	Toyota Motor Corp.	2,337,640

		4,624,171

Beverages (2.9%):

142,275	Anheuser-Busch Inbev NV	3,298,179
61,333	Heineken Holding NV	1,755,689

		5,053,868

Capital Markets (0.5%):

12,438	Deutsche Boerse AG	905,786

Chemicals (3.7%):

60,002	Bayer AG	3,510,835
15,207	Syngenta AG	2,947,307

		6,458,142

Commercial Banks (3.7%):

281,034	Akbank T.A.S.	877,578
122,672	Banco Santander Central Hispano SA	1,183,789
42,197	BNP Paribas, Inc.	1,781,627
293,000	United Overseas Bank, Ltd.	2,645,755

		6,488,749

Commercial Services & Supplies (0.9%):

150,973	Capita Group plc	1,608,227

Communications Equipment (1.0%):

109,451	Nokia OYJ	1,696,620

Construction Materials (0.8%):

58,520	CRH plc	1,476,742

Distributors (0.6%):

616,000	Li & Fung, Ltd.	1,062,823

Diversified Financial Services (0.0%):

6,211	Reinet Investments SCA*	60,465

Diversified Telecommunication Services (4.3%):

40,350	Philippine Long Distance Telephone Co.	1,855,172
1,983,500	PT Telekomunikasi Indonesia	1,296,036
199,628	Telefonica SA	4,474,251

		7,625,459

Electronic Equipment & Instruments (4.3%):

462,073	Hon Hai Precision Industry Co., Ltd.	912,236
96,100	HOYA Corp.	1,669,802
13,770	Keyence Corp.	2,820,114
56,600	Nidec Corp.	2,201,530

		7,603,682

Energy Equipment & Services (0.3%):

116,842	Petroleum Geo-Services*	477,187

Food & Staples Retailing (1.8%):

593,038	Tesco plc	3,088,925

Food Products (3.0%):

132,796	SFR Nestle SA, Class B	5,236,046

Health Care Equipment & Supplies (2.5%):

53,540	Cochlear, Ltd.	2,107,188
37,591	Sonova Holding AG	2,268,788

		4,375,976

Hotels, Restaurants & Leisure (2.1%):

539,247	Compass Group plc	2,675,318
37,993	OPAP SA	1,092,874

		3,768,192

Household Durables (0.9%):

45,925	Desarrolladora Homex, SA de C.V., ADR*	1,048,468
323,300	Urbi, Desarrolloas Urbanos, SA de CV*	441,344

		1,489,812

Household Products (2.6%):

55,881	Henkel AG & KGaA	1,820,755
76,294	Reckitt Benckiser Group plc	2,841,599

		4,662,354

Independent Power Producers & Energy Traders (1.0%):

523,330	International Power plc	1,816,606

Industrial Conglomerates (1.9%):

452,000	Hutchison Whampoa, Ltd.	2,280,082
362,000	Keppel Corp., Ltd.	1,097,516

		3,377,598

Insurance (2.1%):

138,584	Aviva plc	784,258
94,651	Axa	2,109,978
43,712	QBE Insurance Group, Ltd.	794,351

		3,688,587

IT Services (2.6%):

33,028	Cap Gemini SA	1,272,867
135,203	Infosys Technologies, Ltd., ADR	3,321,938

		4,594,805

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued

Machinery (2.2%):

47,684	Bharat Heavy Electricals, Ltd.	$1,351,189
36,200	Fanuc, Ltd.	2,575,078

		3,926,267

Media (3.4%):

132,156	Grupo Televisa SA, ADR	1,974,410
287,063	Informa Group Co., plc	1,018,273
232,338	Reed Elsevier plc	1,693,060
228,498	WPP plc	1,331,647

		6,017,390

Metals & Mining (1.5%):

126,643	BHP Billiton, Ltd.	2,666,505

Oil, Gas & Consumable Fuels (5.8%):

30,801	Canadian Natural Resources, Ltd.	1,216,617
130,764	Eni SpA	3,098,219
55,253	Petroleo Brasileiro SA, ADR, Class A	1,127,714
71,812	Suncor Energy, Inc.	1,380,150
61,725	Total SA	3,364,724

		10,187,424

Pharmaceuticals (11.3%):

29,929	Merck KGaA	2,721,186
56,092	Novo Nordisk A/S, Class B	2,854,994
40,522	Roche Holding AG	6,240,339
214,490	Shire, Ltd.	3,135,894
118,938	Teva Pharmaceutical Industries, Ltd., ADR	5,063,191

		20,015,604

Road & Rail (0.7%):

34,859	Canadian National Railway Co.	1,264,776

Shares or
Principal		Fair
Amount		Value
Semiconductors & Semiconductor Equipment (1.1%):

251,313	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,985,373

Software (0.9%):

4,100	Nintendo Co., Ltd.	1,575,547

Specialty Retail (1.0%):

298,200	Esprit Holdings, Ltd.	1,699,794

Textiles, Apparel & Luxury Goods (1.1%):

10,103	Puma AG	2,012,400

Tobacco (3.3%):

27,737	British American Tobacco plc	720,525
188,155	Imperial Tobacco Group plc	5,024,988

		5,745,513

Wireless Telecommunication Services (3.5%):

97,034	America Movil, SAB de C.V., ADR, Series L	3,007,083
1,615,438	Vodafone Group plc	3,251,271

		6,258,354

Total Common Stocks (Cost $196,030,217)		151,008,167

Investment Company (8.9%):

15,761,442	Dreyfus Treasury Prime Cash Management, 0.17%(a)	15,761,442

Total Investment Company (Cost $15,761,442)		15,761,442

Total Investment Securities (Cost $211,791,659)(b) — 94.4%		166,769,609
Net other assets (liabilities) — 5.6%		9,976,881

Net Assets — 100.0%		$176,746,490

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

ADR—American Depository Receipt

PLC—Public Liability Co.

SPA—Standby Purchase Agreement

(a)	The rate presented represents the effective yield at December 31, 2008.

(b)	Cost for federal income tax purposes is $216,029,636. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$4,955,322
Unrealized depreciation	(54,215,349)

Net unrealized depreciation	$(49,260,027)

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2008

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country	Percentage
United Kingdom	17.4%
Switzerland	10.0%
United States	9.4%
Japan	8.5%
Germany	8.0%
France	5.1%
Mexico	3.9%
Italy	3.5%
Spain	3.4%
Australia	3.3%
Israel	3.0%
Hong Kong	3.0%
Singapore	2.9%
India	2.8%
Canada	2.3%
Netherlands	2.1%
Belgium	2.0%
Taiwan	1.7%
Denmark	1.7%
Philippines	1.1%
Finland	1.0%
Ireland	0.9%
Indonesia	0.8%
Brazil	0.7%
Greece	0.7%
Turkey	0.5%
Norway	0.3%

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL AIM
International
Equity Fund

Assets:
Investment securities, at cost	$211,791,659

Investment securities, at value	$166,769,609
Interest and dividends receivable	97,624
Foreign currency, at value (cost $9,994,522)	9,731,676
Receivable for capital shares issued	33,548
Reclaim receivable	412,685
Prepaid expenses	4,797

Total Assets	177,049,939

Liabilities:
Payable for investments purchased	46,055
Payable for capital shares redeemed	45,324
Manager fees payable	129,216
Administration fees payable	7,174
Distribution fees payable	35,893
Administrative and compliance services fees payable	2,651
Other accrued liabilities	37,136

Total Liabilities	303,449

Net Assets	$176,746,490

Net Assets Consist of:
Capital	$240,643,297
Accumulated net investment income/(loss)	3,985,567
Accumulated net realized gains/(losses) from investment transactions	(22,608,743)
Net unrealized appreciation/(depreciation) on investments	(45,273,631)

Net Assets	$176,746,490

Shares of beneficial interest (unlimited number of shares authorized, no par value)	17,138,394
Net Asset Value (offering and redemption price per share)	$10.31

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL AIM
International
Equity Fund

Investment Income:
Interest	$92,493
Dividends	8,800,039
Income from securities lending	156,789
Foreign withholding tax	(602,536)

Total Investment Income	8,446,785

Expenses:
Manager fees	2,518,022
Administration fees	124,244
Distribution fees	699,449
Custodian fees	281,781
Administrative and compliance service fees	11,117
Trustees’ fees	23,728
Professional fees	45,101
Shareholder reports	40,594
Interest expense on cash overdraft	46,010
Other expenses	32,459

Total expenses before reductions	3,822,505
Less expenses paid indirectly	(5,646)

Net expenses	3,816,859

Net Investment Income/(Loss)	4,629,926

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(22,250,097)
Change in unrealized appreciation/(depreciation) on investments	(126,572,565)

Net Realized/Unrealized Gains/(Losses) on Investments	(148,822,662)

Change in Net Assets Resulting From Operations	$(144,192,736)

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL AIM
	International Equity Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

Change in Net Assets:
Operations:
Net investment income/(loss)	$4,629,926	$2,125,697
Net realized gains/(losses) on investment transactions	(22,250,097)	28,410,761
Change in unrealized appreciation/(depreciation) on investments	(126,572,565)	13,996,748

Change in net assets resulting from operations	(144,192,736)	44,533,206

Dividends to Shareholders:
From net investment income	(1,319,521)	(1,774,063)
From net realized gains on investments	(28,697,529)	(14,036,787)

Change in net assets resulting from dividends to shareholders	(30,017,050)	(15,810,850)

Capital Transactions:
Proceeds from shares issued	62,693,652	143,211,497
Proceeds from dividends reinvested	30,017,050	15,810,850
Value of shares redeemed	(114,801,503)	(132,311,376)

Change in net assets resulting from capital transactions	(22,090,801)	26,710,971

Change in net assets	(196,300,587)	55,433,327
Net Assets:
Beginning of period	373,047,077	317,613,750

End of period	$176,746,490	$373,047,077

Accumulated net investment income/(loss)	$3,985,567	$1,110,409

Share Transactions:
Shares issued	3,930,811	7,205,212
Dividends reinvested	2,255,225	818,831
Shares redeemed	(7,743,800)	(6,713,288)

Change in shares	(1,557,764)	1,310,755

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$19.95	$18.27	$14.57	$12.64	$10.35

Investment Activities:
Net Investment Income/(Loss)	0.28	0.13	0.05	0.02	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	(8.16)	2.51	3.86	2.04	2.26

Total from Investment Activities	(7.88)	2.64	3.91	2.06	2.29

Dividends to Shareholders From:
Net Investment Income	(0.08)	(0.11)	(0.03)	(0.03)	—
Net Realized Gains	(1.68)	(0.85)	(0.18)	(0.10)	—

Total Dividends	(1.76)	(0.96)	(0.21)	(0.13)	—

Net Asset Value, End of Period	$10.31	$19.95	$18.27	$14.57	$12.64

Total Return(a)	(41.51)%	14.62%	27.04%	16.36%	22.13%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$176,746	$373,047	$317,614	$169,997	$57,135
Net Investment Income/(Loss)	1.66%	0.61%	0.44%	0.52%	0.38%
Expenses Before Reductions(b)	1.37%	1.35%	1.45%	1.50%	1.79%
Expenses Net of Reductions	1.37%	1.35%	1.45%	1.43%	1.40%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly (c)	1.37%	1.35%	1.45%	1.45%	N/A
Portfolio Turnover Rate	43.70%	41.62%	47.75%	34.54%	48.64%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL AIM International Equity Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Notes to the Financial Statements, continued
December 31, 2008

hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Notes to the Financial Statements, continued
December 31, 2008

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Notes to the Financial Statements, continued
December 31, 2008

Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement between the Manager and Invesco Aim Capital Management, Inc. (“INVESCO Aim”) (Formerly “AIM Capital Management, Inc.”), INVESCO Aim provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.45%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL AIM International Equity Fund	0.90%	1.45%

*	Effective November 1, 2008, the Manager and the Fund have entered into a written agreement whereby the manager has voluntarily reduced the management fee to 0.85% on assets above $250 million through April 30, 2010. For the period January 1, 2008 to October 31, 2008 the management fee was 0.90%.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Notes to the Financial Statements, continued
December 31, 2008

amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $12,070 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

For the year ended December 31, 2008, the Fund paid approximately $1,157 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Notes to the Financial Statements, continued
December 31, 2008

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 — Quoted Prices	$37,592,505	$—
Level 2 — Other Significant Observable Inputs	129,177,104	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$166,769,609	$—

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL AIM International Equity Fund	$110,436,894	$163,054,097

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2016
AZL AIM International Equity Fund	$11,218,243

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $7,214,298 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Notes to the Financial Statements, continued
December 31, 2008

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL AIM International Equity Fund	$1,553,115	$28,463,935	$30,017,050

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL AIM International Equity Fund	$3,502,664	$12,308,186	$15,810,850

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

	Undistributed		Accumulated		Total
	Ordinary	Accumulated	Capital and	Unrealized	Accumulated
	Income	Earnings	Other losses	Depreciation(a)	Earnings (Deficit)
AZL AIM International Equity Fund	$4,047,342	$4,047,342	$(18,432,541)	$(49,511,608)	$(63,896,807)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL AIM International Equity Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the period ended December 31, 2008, the Fund had net long-term capital gains of $28,463,935.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (”Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

22

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

23

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

24

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

25

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

26

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

27

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1208 2/09

AZL® BlackRock Capital Appreciation Fund
(formerly AZL® Jennison Growth Fund)
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® BlackRock Capital Appreciation Fund (formerly AZL®Jennison Growth Fund)
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL® BlackRock Capital Appreciation Fund and BlackRock Advisors, LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
For the 12-month period ended December 31, 2008 the AZL® BlackRock Capital Appreciation Fund returned –36.37%. That compared to a
–38.44% return for its benchmark, the Russell 1000® Growth Index1.
Effective November 24, 2008, Allianz Investment Management LLC replaced Jennison Associates, LLC with BlackRock Advisors, LLC as the Subadviser to the AZL® BlackRock Capital Appreciation Fund.
The Fund, formerly AZL Jennison Growth, changed subadvisers late in the period. Jennison Associates, the subadviser during the first 11 months of the year, invests in shares of large-cap companies with attractive earnings growth as well as traits such as growth in units, revenues and cash flows, a defendable competitive position and proven management. The Fund’s managers also may invest in fast-growing mid-cap stocks. The Fund under Jennison’s management typically held between 55 and 70 stocks.*
The stock market’s large decline through November weighed on the Fund’s absolute returns, but the Fund outperformed the benchmark under Jennison’s management. Stock selection and an overweight position in the health care sector boosted performance relative to the benchmark during this period. Gains in the shares of an implantable medical device company and an international pharmaceutical company were especially beneficial to the Fund’s relative returns. Stock selection in the materials sector also contributed positively to relative return, due in part to advances in shares of a leading potash producer. The Fund’s allocations to financial and energy stocks enhanced relative returns as well.*
Between January and late November, the Fund’s positions in the information technology sector detracted from relative performance. Shares of a leading Internet search engine fell due to a slowdown in online advertising, while shares of a major manufacturer of computers and other electronic devices lost ground as personal computer sales slowed. In the industrials sector, stock of a provider of power and automation technologies fell. The company had been benefiting from booming global end markets, but the financial crisis and global slowdown raised concerns that significant infrastructure investments would be curtailed and that falling commodity prices would weaken pricing power.*
Absolute performance under the new sub-advisor, BlackRock, benefited as the U.S. equity market rallied off its mid-November low. The Fund modestly lagged the benchmark during this period. Stock selection in the energy sector particularly reduced relative performance, as the Fund’s relatively aggressive energy investments underperformed more conservative shares of integrated companies. The strongest stock selection under BlackRock’s management came in the materials sector, in which the Fund’s metals & mining holdings surged sharply higher.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.

[1]	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZL® BlackRock Capital Appreciation Fund Review
Fund Objective
The Fund’s investment objective is long-term growth of capital. This means that the Subadviser seeks investments whose price will increase over the long term. This objective may be changed by the Trustees of the Fund without shareholder approval.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2008

			Since
			Inception
	1 Year	3 Year	(4/29/05)

AZL® BlackRock Capital Appreciation Fund	-36.37%	-10.50%	-3.84%
Russell 1000® Growth Index	-38.44%	-9.11%	-4.64%†

Expense Ratio
Gross	1.17%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have voluntarily reduced the management fee to 0.75% and is limiting operating expenses to 1.20% through April 30, 2010. Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

†	The since inception performance data and hypothetical $10,000 investment for the Russell 1000® Growth Index is calculated from 4/30/05 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL BlackRock Capital Appreciation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL BlackRock Capital Appreciation Fund	$1,000.00	$699.00	$5.08	1.19%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL BlackRock Capital Appreciation Fund	$1,000.00	$1,019.15	$6.04	1.19%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL BlackRock Capital Appreciation Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Aerospace & Defense	2.7%
Air Freight & Logistics	1.7
Airline	1.1
Beverages	3.8
Biotechnology	5.5
Capital Markets	0.4
Chemicals	0.8
Commercial Banks	1.0
Commercial Services & Supplies	1.1
Communications Equipment	7.2
Computers & Peripherals	3.8
Construction & Engineering	0.9
Diversified Consumer Services	2.0
Diversified Financial Services	1.3
Diversified Telecommunication Services	0.6
Electric Utilities	1.5
Energy Equipment & Services	1.7
Food & Staples Retailing	7.3
Health Care Equipment & Supplies	2.9
Health Care Providers & Services	1.4
Hotels, Restaurants & Leisure	2.7
Household Durables	0.5
Household Products	1.2
Insurance	1.2
Internet & Catalog Retail	1.1
Internet Software & Services	2.6
Life Sciences Tools & Services	1.1
Machinery	3.8
Metals & Mining	2.3
Multiline Retail	1.9
Oil, Gas & Consumable Fuels	4.9
Pharmaceuticals	8.6
Semiconductors & Semiconductor Equipment	3.0
Software	8.2
Specialty Retail	1.6
Tobacco	2.8
Wireless Telecommunication Services	2.2
Investment Company	1.3

99.7%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks (98.4%):
Aerospace & Defense (2.7%):

48,300	Honeywell International, Inc.	$1,585,689
23,600	Northrop Grumman Corp.	1,062,944

		2,648,633

Air Freight & Logistics (1.7%):

36,900	Expeditors International of Washington, Inc.	1,227,663
9,100	United Parcel Service, Inc., Class B	501,956

		1,729,619

Airline (1.1%):

94,500	Delta Air Lines, Inc.*	1,082,970

Beverages (3.8%):

58,600	Coca-Cola Co.	2,652,822
19,500	PepsiCo, Inc.	1,068,015

		3,720,837

Biotechnology (5.5%):

34,700	Celgene Corp.*	1,918,216
24,300	Genzyme Corp.*	1,612,791
37,200	Gilead Sciences, Inc.*	1,902,408

		5,433,415

Capital Markets (0.4%):

50,100	Janus Capital Group, Inc.	402,303

Chemicals (0.8%):

22,900	Ecolab, Inc.	804,935

Commercial Banks (1.0%):

33,800	Wells Fargo & Co.	996,424

Commercial Services & Supplies (1.1%):

32,000	Waste Management, Inc.	1,060,480

Communications Equipment (7.2%):

212,100	Cisco Systems, Inc.*	3,457,230
103,100	QUALCOMM, Inc.	3,694,073

		7,151,303

Computers & Peripherals (3.8%):

23,400	Apple, Inc.*	1,997,190
49,600	Hewlett-Packard Co.	1,799,984

		3,797,174

Construction & Engineering (0.9%):

19,800	Fluor Corp.	888,426

Diversified Consumer Services (2.0%):

26,200	Apollo Group, Inc., Class A*	2,007,444

Diversified Financial Services (1.3%):

1,900	CME Group, Inc.	395,409
29,600	JP Morgan Chase & Co.	933,288

		1,328,697

Diversified Telecommunication Services (0.6%):

20,600	AT&T, Inc.	587,100

Electric Utilities (1.5%):

26,900	Exelon Corp.	1,495,909

Energy Equipment & Services (1.7%):

31,900	Schlumberger, Ltd.	1,350,327
7,200	Transocean, Ltd.*	340,200

		1,690,527

Food & Staples Retailing (7.3%):

38,600	CVS Caremark Corp.	1,109,364
25,700	Kroger Co.	678,737
32,800	Safeway, Inc.	779,656
84,300	Wal-Mart Stores, Inc.	4,725,858

		7,293,615

Health Care Equipment & Supplies (2.9%):

8,200	Bard (C.R.), Inc.	690,932
20,800	Henry Schein, Inc.*	763,152
45,600	Medtronic, Inc.	1,432,752

		2,886,836

Health Care Providers & Services (1.4%):

52,700	UnitedHealth Group, Inc.	1,401,820

Hotels, Restaurants & Leisure (2.7%):

47,600	Burger King Holdings, Inc.	1,136,688
24,800	McDonald’s Corp.	1,542,312

		2,679,000

Household Durables (0.5%):

63,600	D. R. Horton, Inc.	449,652

Household Products (1.2%):

12,800	Clorox Co. (The)	711,168
7,900	Procter & Gamble Co.	488,378

		1,199,546

Insurance (1.2%):

25,600	Travelers Cos., Inc. (The)	1,157,120

Internet & Catalog Retail (1.1%):

22,000	Amazon.com, Inc.*	1,128,160

Internet Software & Services (2.6%):

8,400	Google, Inc., Class A*	2,584,260

Life Sciences Tools & Services (1.1%):

31,400	Thermo Fisher Scientific, Inc.*	1,069,798

Machinery (3.8%):

37,100	Cummins, Inc.	991,683
49,500	Danaher Corp.	2,802,195

		3,793,878

Metals & Mining (2.3%):

32,400	Agnico-Eagle Mines, Ltd.	1,663,092
24,200	Freeport-McMoRan Copper & Gold, Inc., Class A	591,448

		2,254,540

Multiline Retail (1.9%):

53,300	Kohl’s Corp.*	1,929,460

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels (4.9%):

31,100	EOG Resources, Inc.	$2,070,638
22,300	Exxon Mobil Corp.	1,780,209
40,500	Massey Energy Co.	558,495
22,000	Valero Energy Corp.	476,080

		4,885,422

Pharmaceuticals (8.6%):

53,000	Abbott Laboratories	2,828,610
67,200	Bristol-Myers Squibb Co.	1,562,400
28,600	Johnson & Johnson Co.	1,711,138
40,900	Medco Health Solutions, Inc.*	1,714,119
16,900	Teva Pharmaceutical Industries, Ltd., ADR	719,433

		8,535,700

Semiconductors & Semiconductor Equipment (3.0%):

63,800	Broadcom Corp., Class A*	1,082,686
24,900	Lam Research Corp.*	529,872
270,700	PMC-Sierra, Inc.*	1,315,602

		2,928,160

Software (8.2%):

156,600	Activision Blizzard, Inc.*	1,353,024
42,200	Adobe Systems, Inc.*	898,438
67,500	Check Point Software Technologies, Ltd.*	1,281,825
127,200	Microsoft Corp.	2,472,768
Shares or
Principal		Fair
Amount		Value
68,900	Oracle Corp.*	1,221,597
29,200	Salesforce.com, Inc.*	934,692

		8,162,344

Specialty Retail (1.6%):

19,400	Home Depot, Inc.	446,588
39,500	Ross Stores, Inc.	1,174,335

		1,620,923

Tobacco (2.8%):

64,500	Philip Morris International, Inc.	2,806,395

Wireless Telecommunication Services (2.2%):

72,700	American Tower Corp., Class A*	2,131,564

Total Common Stocks (Cost $93,483,586)		97,724,389

Investment Company (1.3%):
1,277,150	Dreyfus Treasury Prime Cash Management, 0.17%(a)	1,277,150

Total Investment Company (Cost $1,277,150)		1,277,150

Total Investment Securities (Cost $94,760,736)(b) — 99.7%		99,001,539
Net other assets (liabilities) — 0.3%		342,900

Net Assets — 100.0%		$99,344,439

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

ADR—American Depository Receipt

(a)	The rate presented represents the effective yield at December 31, 2008.

(b)	Cost for federal income tax purposes is $98,154,800. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$7,476,010
Unrealized depreciation	(6,629,271)

Net unrealized appreciation	$846,739

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country	Percentage
United States	94.6%
Israel	2.0%
Canada	1.7%
Netherlands	1.4%
Switzerland	0.3%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL BlackRock
Capital Appreciation
Fund

Assets:
Investment securities, at cost	$94,760,736

Investment securities, at value	$99,001,539
Interest and dividends receivable	132,227
Receivable for capital shares issued	762,435
Prepaid expenses	1,541

Total Assets	99,897,742

Liabilities:
Payable for investments purchased	443,946
Payable for capital shares redeemed	14,952
Manager fees payable	59,704
Administration fees payable	3,922
Distribution fees payable	19,901
Administrative and compliance services fees payable	604
Other accrued liabilities	10,274

Total Liabilities	553,303

Net Assets	$99,344,439

Net Assets Consist of:
Capital	$111,161,109
Accumulated net investment income/(loss)	4,467
Accumulated net realized gains/(losses) from investment transactions	(16,061,940)
Net unrealized appreciation/(depreciation) on investments	4,240,803

Net Assets	$99,344,439

Shares of beneficial interest (unlimited number of shares authorized, no par value)	11,474,707
Net Asset Value (offering and redemption price per share)	$8.66

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL BlackRock
Capital Appreciation
Fund

Investment Income:
Interest	$6,382
Dividends	719,199
Income from securities lending	13,375

Total Investment Income	738,956

Expenses:
Manager fees	477,169
Administration fees	26,893
Distribution fees	149,115
Custodian fees	19,253
Administrative and compliance service fees	2,237
Trustees’ fees	4,524
Professional fees	9,060
Shareholder reports	11,244
Interest expense on cash overdraft	6,382
Other expenses	4,754

Total expenses before reductions	710,631
Less expenses waived/reimbursed by the Manager	(4,848)
Less expenses paid indirectly	(14,329)

Net expenses	691,454

Net Investment Income/(Loss)	47,502

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(14,953,732)
Change in unrealized appreciation/(depreciation) on investments	(4,586,848)

Net Realized/Unrealized Gains/(Losses) on Investments	(19,540,580)

Change in Net Assets Resulting From Operations	$(19,493,078)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL BlackRock
	Capital Appreciation Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

Change in Net Assets:
Operations:
Net investment income/(loss)	$47,502	$(59,073)
Net realized gains/(losses) on investment transactions	(14,953,732)	1,253,379
Change in unrealized appreciation/(depreciation) on investments	(4,586,848)	4,000,234

Change in net assets resulting from operations	(19,493,078)	5,194,540

Capital Transactions:
Proceeds from shares issued	79,808,762	21,054,963
Value of shares redeemed	(23,235,009)	(13,369,298)

Change in net assets resulting from capital transactions	56,573,753	7,685,665

Change in net assets	37,080,675	12,880,205
Net Assets:
Beginning of period	62,263,764	49,383,559

End of period	$99,344,439	$62,263,764

Accumulated net investment income/(loss)	$4,467	$(38,509)

Share Transactions:
Shares issued	9,032,080	1,592,542
Shares redeemed	(2,130,896)	(1,044,327)

Change in shares	6,901,184	548,215

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

				April 29, 2005 to
	Year Ended December 31,			December 31,
	2008	2007	2006	2005(a)

Net Asset Value, Beginning of Period	$13.61	$12.27	$12.08	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.01	(0.01)	(0.02)	(0.01)
Net Realized and Unrealized Gains/(Losses) on Investments	(4.96)	1.35	0.21	2.09

Total from Investment Activities	(4.95)	1.34	0.19	2.08

Net Asset Value, End of Period	$8.66	$13.61	$12.27	$12.08

Total Return(b) (c)	(36.37)%	10.92%	1.57%	20.80%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$99,344	$62,264	$49,384	$36,577
Net Investment Income/(Loss)(d)	0.08%	(0.11)%	(0.22)%	(0.45)%
Expenses Before Reductions(d) (e)	1.20%	1.18%	1.19%	1.29%
Expenses Net of Reductions(d)	1.16%	1.16%	1.18%	1.20%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d) (f)	1.19%	1.18%	1.19%	N/A
Portfolio Turnover Rate(c)	175.17%	75.74%	88.02%	24.31%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL BlackRock Capital Appreciation Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Notes to the Financial Statements, continued
December 31, 2008

hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time).

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Notes to the Financial Statements, continued
December 31, 2008

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Notes to the Financial Statements, continued
December 31, 2008

Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a Subadvisory agreement, effective November 24, 2008 between the Manager and BlackRock Advisors, LLC (“BML”), BML provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Prior to November 24, 2008, the Fund was subadvised by Jennison Associates LLC. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.20%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL BlackRock Capital Appreciation Fund	0.80%	1.20%

*	Effective November 24, 2008, the Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.75% through April 30, 2010. For the period January 1, 2008 to November 23, 2008 the voluntary waiver was not in effect.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Notes to the Financial Statements, continued
December 31, 2008

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $2,344 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

For the year ended December 31, 2008, the Fund paid approximately $56 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Notes to the Financial Statements, continued
December 31, 2008

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 — Quoted Prices	$99,001,539	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$99,001,539	$—

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL BlackRock Capital Appreciation Fund	$164,689,271	$106,928,227

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires	Expires
	12/31/2014	12/31/2016
AZL BlackRock Capital Appreciation Fund	$890,445	$6,489,008

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Notes to the Financial Statements, continued
December 31, 2008

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $5,292,936 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

			Accumulated		Total
	Undistributed	Accumulated	Capital and	Unrealized	Accumulated
	Ordinary Income	Earnings	Other Losses	Appreciation(a)	Earnings (Deficit)
AZL BlackRock Capital Appreciation Fund	$8,980	$8,980	$(12,672,389)	$846,739	$(11,816,670)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL BlackRock Capital Appreciation Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Board Consideration of the New Subadvisory Agreement

At a telephonic meeting held August 20, 2008, and at an “in person” meeting held on September 3, 2008, the Board of Trustees of the Trust considered the recommendation of the Manager, the investment manager of the Fund, that BlackRock Advisors, LLC (“BlackRock”) replace Jennison Associates LLC (“Jennison”) as the Fund’s subadviser. At the meeting of September 3, 2008, the Trustees approved the BlackRock Agreement which became effective November 24, 2008. At such meeting, the Trustees reviewed materials furnished by the Manager pertaining to BlackRock.

The Manager, as investment manager of all of the outstanding series of the Trust, is charged with researching and recommending subadvisers for the Trust. The Manager has adopted policies and procedures to assist it in analyzing each subadviser with expertise in a particular asset class for purposes of making the recommendation that a specific subadviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to approve. After an investment adviser becomes a subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the subadviser.

As part of its ongoing obligation to monitor and evaluate the performance of the Fund’s subadvisers, in August, 2008 the Manager completed a review of Jennison’s management of the Fund. The Manager’s review and evaluation of Jennison focused on the overlap of the Fund with other VIP Funds (including the AZL Jennison 20/20 Fund), its performance relative to style specific peers, its low level of marketability, and the landscape within the large cap growth area.

The Board, including a majority of the independent Board members (the “Independent Trustees”), with the assistance of independent counsel to the Independent Trustees, considered whether to approve the BlackRock Agreement in light of its experience in governing the Trust and working with the Manager and the subadvisers on matters relating to the mutual funds that are outstanding series of the Trust. The Independent Trustees are those Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940 (the “1940 Act”), and are not employees of or affiliated with the Fund, the Manager, Jennison or BlackRock. Prior to voting, the Board reviewed the Manager’s recommendation that it approve the BlackRock Agreement with experienced counsel who are independent of the Manager and received from such counsel a memorandum discussing the legal standards for consideration of the proposed approval. In its deliberations, the Board considered all factors that the Trustees believed were relevant. The Board based its decision to approve the BlackRock Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. The Board approved the termination of the subadvisory agreement with Jennison and determined that the BlackRock Agreement was reasonable and in the best interests of the Fund, and approved BlackRock as the Fund’s new subadviser. The Board’s decision to approve the BlackRock Agreement reflects the exercise of its business judgment on whether to approve new arrangements and continue existing arrangements. In reaching this decision, the Board did not assign relative weights to factors discussed herein, or deem any one or group of them to be controlling in and of themselves.

A rule adopted by the SEC under the 1940 Act requires a discussion of certain factors relating to the selection of investment managers and subadvisers and the approval of advisory and subadvisory fees. The factors enumerated by the SEC in the rule are set forth below in italics followed by the Board’s conclusions regarding each factor.

(1) The nature, extent, and quality of services provided by the Subadviser. In deciding to approve BlackRock, the Board considered the experience and track record of BlackRock, and its portfolio management team to be involved with the Fund. The Board also considered BlackRock’s investment philosophy and process, particularly in the large cap growth area. The Board determined that, based upon the Manager’s report, the proposed change to BlackRock as the subadviser would likely benefit the Fund and its shareholders.

In reviewing various other matters, the Board concluded that BlackRock was a recognized firm capable of competently managing the Fund; that the nature, extent and quality of services that BlackRock could provide were at a level at least equal to the services that could be provided by Jennison, that the services contemplated by the BlackRock Agreement are substantially similar to those provided under the subadvisory agreement with Jennison; that the BlackRock Agreement contains provisions generally comparable to those of other subadvisory agreements for other mutual funds; that BlackRock was staffed with qualified personnel and had significant research capabilities; and that the investment performance of BlackRock in the large cap growth area, as discussed in (2) below, was at least satisfactory.

(2) The investment performance of the Subadviser. The Board received information about the performance of BlackRock in managing a fund which is generally comparable to the Fund. The performance information, which covered the five years ended March 31, 2008, included (a) absolute total return, (b) performance versus an appropriate benchmark, and (c) performance relative to a peer group of comparable funds. Such performance information for the comparable fund managed by BlackRock was

20

net of fees. The Board noted, for example, that BlackRock outperformed the appropriate benchmark for each of the one year, two year, three year, and five year periods ended March 31, 2008.

(3) The costs of services to be provided and profits to be realized by BlackRock from its relationship with the Fund. The Board compared the fee schedule in the BlackRock Agreement to the fee schedule in the then existing subadvisory agreement with Jennison. The Board noted that the fee schedule in the BlackRock Agreement requires that the Manager pay BlackRock an annual fee on average daily net assets of 0.40% of assets (at the current level of Fund assets), compared to the fee of 0.55% payable to Jennison. The Board noted that the fee schedule in the BlackRock Agreement was the result of arm’s length negotiations between the Manager and BlackRock, and that the fees payable by shareholders of the Fund would not change because of the change in subadvisers. Based upon its review, the Board concluded that the fees proposed to be paid to BlackRock were reasonable. The Manager also reported that the Fund’s total expense ratio (which includes management fees and operating expenses) for 2008 was expected to be somewhat higher than the average of comparable funds. At the Board meeting of September 3, 2008, the Board noted that there was no historical profitability information available in connection with BlackRock’s management of the Fund, as such management would not commence until November 24, 2008. The Board expects to consider whether or not to approve the BlackRock Agreement at a meeting to be held prior to December 31, 2009, and expects to receive historical profitability information in connection with BlackRock’s management of the Fund at such time. The Board noted that under the BlackRock Agreement, the Manager will retain an additional approximately 0.15% of average daily net assets (at the current level of Fund assets) from the amount it receives annually under the Investment Management Agreement that previously would have been payable to Jennison under the Jennison Agreement. The Board noted further, however, that at the Board of Trustees meeting held June 11, 2008, the Board of Trustees approved a temporary voluntary reduction in the advisory fee paid the Manager, effective November 24, 2008, under which the advisory fee will be reduced from 0.80% on all assets to 0.75% on all assets through April 30, 2010.

(4) and (5) The extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Board noted that the fee schedule in the BlackRock Agreement contains breakpoints that reduce the fee rate on assets above specified levels. (The subadvisory fee schedule is 0.40% on the first $300 million, 0.35% on the next $700 million, and 0.30% on Fund assets over $1 billion.) The Trustees also noted that assets in the Fund as of June 30, 2008 were approximately $60 million. The Board considered the possibility that BlackRock may realize certain economies of scale as the Fund grows larger. The Board noted that in the fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints, if any, apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which could have the effect of reducing expenses as would the implementation of advisory/subadvisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or additional advisory/subadvisory fee breakpoints as the Fund grows larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the BlackRock Agreement at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the subadvisory fee schedule should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the fee schedule in the BlackRock Agreement was acceptable.

Annual Approval of Investment Advisory and Subadvisory Agreements

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

21

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them. The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory

22

contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund

23

to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall

24

profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

25

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

26

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

27

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1208 2/09

AZL® Columbia Mid Cap Value Fund
(formerly the AZL® Neuberger Berman Regency Fund)
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Columbia Mid Cap Value Fund (formerly AZL® Neuberger Berman Regency Fund)
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL® Columbia Mid Cap Value Fund and Columbia Management Advisors, LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance for the 12-month period ended December 31, 2008?
For the 12-month period ended December 31, 2008, the AZL® Columbia Mid Cap Value Fund returned –52.15% That compared to a return of –38.44% for its benchmark, the Russell Midcap® Value Index1.
Effective November 24, 2008 Allianz Investment Management LLC replaced Neuberger Berman Management Inc. with Columbia Management Advisers, LLC as the subadviser to the AZL® Columbia Mid Cap Value Fund.
No segment of the stock market offered protection against large declines during 2008. Forced liquidation by highly leveraged hedge funds and broad-based selling by mutual funds undermined stocks that already were depressed by a global economic slowdown. All 10 of the sectors represented in the Russell Midcap® Value Index posted double digit losses, and seven of the 10 sectors declined by 30% or more.
During the period under Neuberger Berman’s management, the Fund lagged its benchmark largely because of underperformance by its allocations to the materials, industrials, health care and utilities sectors. The industrials sector particularly weighed on relative performance. The subadviser employed a strategy of focusing on shares of industrial companies in secular growth businesses, but was unable to avoid the fallout from plummeting energy prices, which led to postponements of energy infrastructure projects.
The Fund’s relative performance through mid- November benefited from an overweight position in the information technology sector, which outperformed the Russell Midcap® Value Index as a whole.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.

[1]	The Russell Midcap® Value Index measures he performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Columbia Mid Cap Value Fund Review
Fund Objective
The Fund’s investment objective is long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund invests mainly in common stocks of mid-capitalization companies.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Mid capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility than larger companies.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2008

		Since
	1	Inception
	Year	(5/1/06)

AZL® Columbia Mid Cap Value Fund	-52.15%	-22.56%
Russell Midcap® Value Index	-38.44%	-13.88%†

Expense Ratio
Gross	1.10%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have entered into a written contract limiting operating expenses to 1.30% through April 30, 2010. Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell Midcap® Value Index, an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

†	The since inception performance data and hypothetical $10,000 investment for the Russell Midcap® Value Index is calculated from 4/30/06 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Columbia Mid Cap Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Columbia Mid Cap Value Fund	$1,000.00	$509.00	$4.32	1.14%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Columbia Mid Cap Value Fund	$1,000.00	$1,019.41	$5.79	1.14%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Columbia Mid Cap Value Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Aerospace & Defense	1.3%
Auto Components	2.0
Beverages	2.3
Capital Markets	1.8
Chemicals	2.5
Commercial Banks	11.4
Commercial Services & Supplies	0.7
Computers & Peripherals	1.9
Construction & Engineering	0.8
Containers & Packaging	2.0
Diversified Financial Services	0.7
Electric Utilities	7.5
Electrical Equipment	0.9
Electronic Equipment & Instruments	1.6
Energy Equipment & Services	1.9
Food & Staples Retailing	2.4
Food Products	4.2
Gas Utilities	1.2
Health Care Equipment & Supplies	2.3
Health Care Providers & Services	1.3
Hotels, Restaurants & Leisure	2.3
Household Durables	0.6
Household Products	0.5
Industrial Conglomerates	2.2
Insurance	9.5
Leisure Equipment & Products	1.3
Life Sciences Tools & Services	0.7
Machinery	2.0
Marine	0.6
Metals & Mining	0.5
Multi-Utilities	4.3
Multiline Retail	0.3
Oil, Gas & Consumable Fuels	4.8
Paper & Forest Products	1.7
Personal Products	1.7
Real Estate Investment Trusts (REITs)	6.4
Semiconductors & Semiconductor Equipment	0.3
Software	1.0
Specialty Retail	1.8
Textiles, Apparel & Luxury Goods	1.2
Convertible Preferred Stock	0.5
Convertible Bond	0.2
Investment Company	4.4

99.5%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks (94.4%):
Aerospace & Defense (1.3%):
5,800	L-3 Communications Holdings, Inc.	$427,924
24,100	Spirit Aerosystems Holdings, Inc.*	245,097

		673,021

Auto Components (2.0%):

22,100	BorgWarner, Inc.	481,117
30,600	Johnson Controls, Inc.	555,696

		1,036,813

Beverages (2.3%):

21,100	Fomento Economico Mexicano, SA de CV, ADR	635,743
25,700	Pepsi Bottling Group, Inc. (The)	578,507

		1,214,250

Capital Markets (1.8%):

40,600	Ameriprise Financial, Inc.	948,416

Chemicals (2.5%):

10,100	Air Products & Chemicals, Inc.	507,727
12,900	Albemarle Corp.	287,670
12,200	PPG Industries, Inc.	517,646

		1,313,043

Commercial Banks (11.4%):

19,000	Bank of Hawaii Corp.	858,230
14,200	City National Corp.	691,540
28,200	Comerica, Inc.	559,770
17,400	Cullen/Frost Bankers, Inc.	881,832
35,700	KeyCorp	304,164
65,000	Marshall & Ilsley Corp.	886,600
14,300	SVB Financial Group*	375,089
66,600	TCF Financial Corp.	909,756
20,500	Zions Bancorp	502,455

		5,969,436

Commercial Services & Supplies (0.7%):

29,800	AerCap Holdings NV*	89,698
8,100	Canadian Pacific Railway, Ltd.	272,322

		362,020

Computers & Peripherals (1.9%):

14,500	Diebold, Inc.	407,305
42,200	NCR Corp.*	596,708

		1,004,013

Construction & Engineering (0.8%):

8,200	Jacobs Engineering Group, Inc.*	394,420

Containers & Packaging (2.0%):

29,200	Crown Holdings, Inc.*	560,640
36,100	Packaging Corp. of America	485,906

		1,046,546

Diversified Financial Services (0.7%):

4,900	Greenhill & Co., Inc.	341,873

Electric Utilities (7.5%):

30,400	American Electric Power Co., Inc.	1,011,712
23,200	Edison International	745,184
6,500	Entergy Corp.	540,345
8,600	FPL Group, Inc.	432,838
13,600	PPL Corp.	417,384
18,800	Wisconsin Energy Corp.	789,224

		3,936,687

Electrical Equipment (0.9%):

16,000	Cooper Industries, Ltd., Class A	467,680

Electronic Equipment & Instruments (1.6%):

9,900	Agilent Technologies, Inc.*	154,737
22,300	Arrow Electronics, Inc.*	420,132
4,000	Mettler-Toledo International, Inc.*	269,600

		844,469

Energy Equipment & Services (1.9%):

30,900	Complete Production Services, Inc.*	251,835
13,100	National-Oilwell Varco, Inc.*	320,164
8,700	Rowan Cos., Inc.	138,330
6,600	Tidewater, Inc.	265,782

		976,111

Food & Staples Retailing (2.4%):

17,100	BJ’s Wholesale Club, Inc.*	585,846
26,100	Kroger Co.	689,301

		1,275,147

Food Products (4.2%):

36,000	ConAgra Foods, Inc.	594,000
44,700	Dean Foods Co.*	803,259
9,800	Hershey Co.	340,452
8,400	J.M. Smucker Co. (The)	364,224
6,100	Smithfield Foods, Inc.*	85,827

		2,187,762

Gas Utilities (1.2%):

20,200	AGL Resources, Inc.	633,270

Health Care Equipment & Supplies (2.3%):

11,200	Beckman Coulter, Inc.	492,128
11,500	Cooper Companies, Inc.	188,600
19,700	Hospira, Inc.*	528,354

		1,209,082

Health Care Providers & Services (1.3%):

19,800	Community Health Systems, Inc.*	288,684
9,800	Universal Health Services, Inc., Class B	368,186

		656,870
Hotels, Restaurants & Leisure (2.3%):
29,700	Regal Entertainment Group, Class A	303,237
35,700	Royal Caribbean Cruises, Ltd.	490,875

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
23,500	Starwood Hotels & Resorts Worldwide, Inc.	$420,650

		1,214,762

Household Durables (0.6%):

9,200	Stanley Works (The)	313,720

Household Products (0.5%):

4,400	Clorox Co. (The)	244,464

Industrial Conglomerates (2.2%):

6,900	Harsco Corp.	190,992
13,000	Teleflex, Inc.	651,300
23,900	Textron, Inc.	331,493

		1,173,785

Insurance (9.5%):

21,300	ACE, Ltd.	1,127,196
12,000	Aon Corp.	548,160
18,600	Assurant, Inc.	558,000
47,900	Marsh & McLennan Cos., Inc.	1,162,533
20,700	Platinum Underwriters Holdings, Ltd.	746,856
19,600	Reinsurance Group of America, Inc.	839,272

		4,982,017

Leisure Equipment & Products (1.3%):

22,700	Hasbro, Inc.	662,159

Life Sciences Tools & Services (0.7%):

10,300	Varian, Inc.*	345,153

Machinery (2.0%):

14,500	Barnes Group, Inc.	210,250
16,200	Kennametal, Inc.	359,478
11,200	Parker Hannifin Corp.	476,448

		1,046,176

Marine (0.6%):

13,600	Alexander & Baldwin, Inc.	340,816

Metals & Mining (0.5%):

9,500	Allegheny Technologies, Inc.	242,535

Multi-Utilities (4.3%):

28,200	PG&E Corp.	1,091,622
12,100	Public Service Enterprise Group, Inc.	352,957
19,200	Sempra Energy	818,496

		2,263,075

Multiline Retail (0.3%):

32,300	Saks, Inc.*	141,474

Oil, Gas & Consumable Fuels (4.8%):

15,500	Cabot Oil & Gas Corp., Class A	403,000
47,900	El Paso Corp.	375,057
12,200	Forest Oil Corp.*	201,178
Shares or
Principal		Fair
Amount		Value
4,400	Hess Corp.	236,016
20,500	Newfield Exploration Co.*	404,875
11,700	Peabody Energy Corp.	266,175
43,000	Williams Cos., Inc. (The)	622,640

		2,508,941

Paper & Forest Products (1.7%):

28,555	Weyerhaeuser Co.	874,068

Personal Products (1.7%):

21,000	Avon Products, Inc.	504,630
12,300	Estee Lauder Co., Inc. (The), Class A	380,808

		885,438

Real Estate Investment Trusts (REITs) (6.4%):

11,000	Alexandria Real Estate Equities, Inc.	663,740
5,900	Boston Properties, Inc.	324,500
24,700	Equity Residential Property Trust	736,554
19,200	Plum Creek Timber Co., Inc.	667,008
12,500	ProLogis Trust	173,625
25,500	Rayonier, Inc.	799,425

		3,364,852

Semiconductors & Semiconductor Equipment (0.3%):

10,300	Intersil Corp., Class A	94,657
7,800	Verigy, Ltd.*	75,036

		169,693

Software (1.0%):

10,900	Activision Blizzard, Inc.*	94,176
6,900	Citrix Systems, Inc.*	162,633
14,300	Synopsys, Inc.*	264,836

		521,645

Specialty Retail (1.8%):

28,100	Gap, Inc. (The)	376,259
18,600	Ross Stores, Inc.	552,978

		929,237

Textiles, Apparel & Luxury Goods (1.2%):

14,300	Polo Ralph Lauren Corp.	649,363

Total Common Stocks (Cost $45,732,352)		49,364,302

Convertible Preferred Stock (0.5%):
5,600	Freeport-McMoran Copper & Gold, Inc.	265,720

Total Convertible Preferred Stock (Cost $232,004)		265,720

Convertible Bond (0.2%):
130,000	Vornado Realty Trust, 3.63%, 11/15/26	103,025

Total Convertible Bond (Cost $102,800)		103,025

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Investment Company (4.4%):
2,302,034	Dreyfus Treasury Prime Cash Management, 0.17%(a)	$2,302,034

Total Investment Company (Cost $2,302,034)		2,302,034

Total Investment Securities (Cost $48,369,190)(b) — 99.5%		52,035,081
Net other assets (liabilities) — 0.5%		277,512

Net Assets — 100.0%		$52,312,593

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

ADR—American Depository Receipt

(a)	The rate presented represents the effective yield at December 31, 2008.

(b)	Cost for federal income tax purposes is $49,492,469. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$5,104,293
Unrealized depreciation	(2,561,681)

Net unrealized appreciation	$2,542,612

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country	Percentage
United States	92.6%
Bermuda	2.3%
Switzerland	2.2%
Mexico	1.2%
Liberia	0.9%
Canada	0.5%
Netherlands	0.2%
Singapore	0.1%

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL
Columbia Mid Cap
Value Fund

Assets:
Investment securities, at cost	$48,369,190

Investment securities, at value	$52,035,081
Interest and dividends receivable	126,948
Receivable for capital shares issued	142,737
Receivable for investments sold	120,578
Prepaid expenses	1,352

Total Assets	52,426,696

Liabilities:
Payable for investments purchased	52,149
Payable for capital shares redeemed	7,476
Manager fees payable	29,974
Administration fees payable	1,998
Distribution fees payable	9,991
Administrative and compliance services fees payable	804
Other accrued liabilities	11,711

Total Liabilities	114,103

Net Assets	$52,312,593

Net Assets Consist of:
Capital	$100,171,748
Accumulated net investment income/(loss)	589,882
Accumulated net realized gains/(losses) from investment transactions	(52,114,912)
Net unrealized appreciation/(depreciation) on investments	3,665,875

Net Assets	$52,312,593

Shares of beneficial interest (unlimited number of shares authorized, no par value)	10,441,910
Net Asset Value (offering and redemption price per share)	$5.01

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL
Columbia Mid Cap
Value Fund

Investment Income:
Interest	$7,885
Dividends	1,368,471
Income from securities lending	89,544

Total Investment Income	1,465,900

Expenses:
Manager fees	596,235
Administration fees	35,303
Distribution fees	198,745
Custodian fees	19,660
Administrative and compliance service fees	3,244
Trustees’ fees	6,654
Professional fees	13,198
Shareholder reports	8,373
Interest expense on cash overdraft	7,845
Other expenses	5,251

Total expenses before reductions	894,508
Less expenses paid indirectly	(18,154)

Net expenses	876,354

Net Investment Income/(Loss)	589,546

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(46,373,388)
Change in unrealized appreciation/(depreciation) on investments	(4,807,474)

Net Realized/Unrealized Gains/(Losses) on Investments	(51,180,862)

Change in Net Assets Resulting From Operations	$(50,591,316)

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Columbia
	Mid Cap Value Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

Change in Net Assets:
Operations:
Net investment income/(loss)	$589,546	$441,306
Net realized gains/(losses) on investment transactions	(46,373,388)	(5,182,681)
Change in unrealized appreciation/(depreciation) on investments	(4,807,474)	5,881,737

Change in net assets resulting from operations	(50,591,316)	1,140,362

Dividends to Shareholders:
From net investment income	(441,065)	(6,909)

Change in net assets resulting from dividends to shareholders	(441,065)	(6,909)

Capital Transactions:
Proceeds from shares issued	44,237,029	69,168,331
Proceeds from dividends reinvested	441,065	6,909
Value of shares redeemed	(35,709,846)	(41,466,477)

Change in net assets resulting from capital transactions	8,968,248	27,708,763

Change in net assets	(42,064,133)	28,842,216
Net Assets:
Beginning of period	94,376,726	65,534,510

End of period	$52,312,593	$94,376,726

Accumulated net investment income/(loss)	$589,882	$441,079

Share Transactions:
Shares issued	5,602,941	6,389,364
Dividends reinvested	52,570	676
Shares redeemed	(4,173,605)	(3,890,126)

Change in shares	1,481,906	2,499,914

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended		May 1, 2006 to
	December 31,		December 31,
	2008	2007	2006(a)

Net Asset Value, Beginning of Period	$10.53	$10.14	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.06	0.05	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	(5.53)	0.34	0.14

Total from Investment Activities	(5.47)	0.39	0.17

Dividends to Shareholders From:
Net Investment Income	(0.05)	— (b)	(0.03)

Total Dividends	(0.05)	— (b)	(0.03)

Net Asset Value, End of Period	$5.01	$10.53	$10.14

Total Return(c) (d)	(52.15)%	3.85%	1.72%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$52,313	$94,377	$65,535
Net Investment Income/(Loss)(e)	0.74%	0.50%	0.59%
Expenses Before Reductions(e) (f)	1.13%	1.10%	1.14%
Expenses Net of Reductions(e)	1.10%	1.07%	1.12%
Expenses Net of Reductions, Excluding Expenses Paid
Indirectly(e) (g)	1.13%	1.10%	1.14%
Portfolio Turnover Rate(d)	98.79%	62.98%	16.03%

(a)	Period from commencement of operations.

(b)	Amount less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Columbia Mid Cap Value Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2008

hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time).

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2008

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2008

Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to an amended and restated subadvisory agreement, effective November 24, 2008 between the Manager and Columbia Management Advisors, LLC (“Columbia Advisors”) Columbia Advisors provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Prior to November 24, 2008, the Fund was subadvised by Neuberger Berman Management Inc. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.30%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Columbia Mid Cap Value Fund	0.75%	1.30%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2008

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $3,377 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

For the year ended December 31, 2008, the Fund paid approximately $7,124 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2008

valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 — Quoted Prices	$51,932,056	$—
Level 2 — Other Significant Observable Inputs	103,025	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$52,035,081	$—

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Columbia Mid Cap Value Fund	$85,167,938	$76,275,756

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires	Expires	Expires
	12/31/2014	12/31/2015	12/31/2016
AZL Columbia Mid Cap Value Fund	$523,057	$3,857,192	$6,459,976

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $40,151,408 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2008

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Gains	Distributions(a)
AZL Columbia Mid Cap Value Fund	$441,065	$—	$441,065

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Gains	Distributions(a)
AZL Columbia Mid Cap Value Fund	$6,909	$—	$6,909

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

			Accumulated		Total
	Undistributed	Accumulated	Capital and	Unrealized	Accumulated
	Ordinary Income	Earnings	Other Losses	Appreciation(a)	Earnings (Deficit)
AZL Columbia Mid Cap Value Fund	$589,882	$589,882	$(50,991,633)	$2,542,596	$(47,859,155)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Columbia Mid Cap Value Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 100.00% of the total ordinary income distributions paid during the year ended December 31, 2008 qualify for the corporate dividends received deduction.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Board Consideration of the New Subadvisory Agreement

At a telephonic meeting held October 15, 2008, and at an “in person” meeting held on October 22, 2008, the Board of Trustees of the Trust considered the recommendation of the Manager, the investment manager of the Fund, that Columbia Management Advisers, LLC (“Columbia”) replace Neuberger Berman Management, Inc. (“Neuberger Berman”) as the Fund’s subadviser. At the meeting of October 22, 2008, the Trustees approved the Columbia Agreement which became effective November 24, 2008. At such meeting, the Trustees reviewed materials furnished by the Manager pertaining to Columbia.

The Manager, as investment manager of all of the outstanding series of the Trust, is charged with researching and recommending subadvisers for the Trust. The Manager has adopted policies and procedures to assist it in analyzing each subadviser with expertise in a particular asset class for purposes of making the recommendation that a specific subadviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to approve. After an investment adviser becomes a subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the subadviser.

As part of its ongoing obligation to monitor and evaluate the performance of the Fund’s subadvisers, in October, 2008 the Manager completed a review of Neuberger Berman’s management of the Fund. The Manager’s review and evaluation of Neuberger Berman focused on the fact that two private equity firms have agreed to acquire, in partnership with portfolio managers, the management team and senior professionals of Neuberger Berman, 100% of Neuberger Berman. The Manager believes that this potential change in ownership creates an environment of uncertainty and distraction for investment professionals involved in and associated with the management of the Fund.

The Board, including a majority of the independent Board members (the “Independent Trustees”), with the assistance of independent counsel to the Independent Trustees, considered whether to approve the Columbia Agreement in light of its experience in governing the Trust and working with the Manager and the subadvisers on matters relating to the mutual funds that are outstanding series of the Trust. The Independent Trustees are those Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940 (the “1940 Act”), and are not employees of or affiliated with the Fund, the Manager, Neuberger Berman or Columbia. Prior to voting, the Board reviewed the Manager’s recommendation that it approve the Columbia Agreement with experienced counsel who are independent of the Manager and received from such counsel a memorandum discussing the legal standards for consideration of the proposed approval. In its deliberations, the Board considered all factors that the Trustees believed were relevant. The Board based its decision to approve the Columbia Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. The Board approved the termination of the subadvisory agreement with Neuberger Berman and determined that the Columbia Agreement was reasonable and in the best interests of the Fund, and approved Columbia as the Fund’s new subadviser. The Board’s decision to approve the Columbia Agreement reflects the exercise of its business judgment on whether to approve new arrangements and continue existing arrangements. In reaching this decision, the Board did not assign relative weights to factors discussed herein, or deem any one or group of them to be controlling in and of themselves.

A rule adopted by the SEC under the 1940 Act requires a discussion of certain factors relating to the selection of investment managers and subadvisers and the approval of advisory and subadvisory fees. The factors enumerated by the SEC in the rule are set forth below in italics followed by the Board’s conclusions regarding each factor.

(1) The nature, extent, and quality of services provided by the Subadviser. In deciding to approve Columbia, the Board considered the experience and track record of Columbia, and its portfolio management team to be involved with the Fund. The Board also considered Columbia’s investment philosophy and process, particularly in the mid cap value area. The Board determined that, based upon the Manager’s report, the proposed change to Columbia as the subadviser would likely benefit the Fund and its shareholders.

In reviewing various other matters, the Board concluded that Columbia was a recognized firm capable of competently managing the Fund; that the nature, extent and quality of services that Columbia could provide were at a level at least equal to the services that could be provided by Neuberger Berman, that the services contemplated by the Columbia Agreement are substantially similar to those provided under the subadvisory agreement with Neuberger Berman; that the Columbia Agreement contains provisions generally comparable to those of other subadvisory agreements for other mutual funds; that Columbia was staffed with qualified personnel and had significant research capabilities; and that the investment performance of Columbia in the mid cap value area, as discussed in (2) below, was at least satisfactory.

(2) The investment performance of the Subadviser. The Board received information about the performance of Columbia in managing a fund which is generally comparable to the Fund. The performance information, which covered the five years ended June 30, 2008, included (a) absolute total return, (b) performance versus an appropriate benchmark, and (c) performance relative

22

to a peer group of comparable funds. Such performance information for the comparable fund managed by Columbia was net of fees. The Board noted, for example, that Columbia outperformed the appropriate benchmark for each of the three year, four year, and five year periods ended June 30, 2008.

(3) The costs of services to be provided and profits to be realized by Columbia from its relationship with the Fund. The Board compared the fee schedule in the Columbia Agreement to the fee schedule in the then existing subadvisory agreement with Neuberger Berman. The Board noted that the fee schedule in the Columbia Agreement requires that the Manager pay Columbia an annual fee on average daily net assets of 0.45% of assets (at the current level of Fund assets), compared to the fee of 0.50% payable to Neuberger Berman. The Board noted that the fee schedule in the Columbia Agreement was the result of arm’s length negotiations between the Manager and Columbia, and that the fees payable by shareholders of the Fund would not change. Based upon its review, the Board concluded that the fees proposed to be paid to Columbia were reasonable. The Manager also reported that the Fund’s total expense ratio (which includes management fees and operating expenses) for 2008 was expected to be slightly higher than the average of comparable funds. The Board noted that the Trust has retained Columbia to be the subadviser of the AZL Columbia Technology Fund and that the Board received information on the profitability to Columbia of managing such Fund for the twelve months ended December 31, 2007 in connection with an “in person” meeting held October 22, 2008. The Board concluded that there was no evidence that the level of profitability attributable to Columbia from serving as the subadviser of the AZL Columbia Technology Fund was excessive. At the Board meeting of October 22, 2008, the Board noted that there was no historical profitability information available in connection with Columbia’s management of the Fund, as such management would not commence until November 24, 2008. The Board expects to consider whether or not to approve the Columbia Agreement at a meeting to be held prior to December 31, 2009, and expects to receive historical profitability information in connection with Columbia’s management of the Fund at such time. The Board noted that under the Columbia Agreement, the Manager will retain an additional approximately 0.05% of average daily net assets (at the current level of Fund assets) from the amount it receives annually under the Investment Management Agreement that previously would have been payable to Neuberger Berman under the Neuberger Berman Agreement.

(4) and (5) The extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Board noted that the fee schedule in the Columbia Agreement contains breakpoints that reduce the fee rate on assets above specified levels. (The subadvisory fee schedule is 0.45% on the first $250 million, 0.425% on the next $250 million, and 0.40% on Fund assets over $500 million.) The Trustees also noted that assets in the Fund as of June 30, 2008 were approximately $45 million. The Board considered the possibility that Columbia may realize certain economies of scale as the Fund grows larger. The Board noted that in the fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints, if any, apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which could have the effect of reducing expenses as would the implementation of advisory/subadvisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or additional advisory/subadvisory fee breakpoints as the Fund grows larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Columbia Agreement at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the subadvisory fee schedule should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the fee schedule in the Columbia Agreement was acceptable.

Annual Approval of Investment Advisory and Subadvisory Agreements

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its

23

subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

24

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL

25

Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the

26

Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

27

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

28

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

29

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1208 2/09

AZL® Columbia Small Cap Value Fund
(formerly the AZL® Dreyfus Premier Small Cap Value Fund)
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Columbia Small Cap Value Fund (formerly AZL® Dreyfus Premier Small Cap Value Fund)
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL® Columbia Small Cap Value Fund serves as Subadviser to the Fund or Columbia Management Advisors, LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
For the 12-month period ended December 31, 2008, the AZL® Columbia Small Cap Value Fund returned –32.09%. That compared to a return of –28.92% for its benchmark, the Russell 2000® Value Index1.
Effective September 22, 2008 Allianz Investment Management LLC replaced the Dreyfus Corporation (“Dreyfus”) with Columbia Management Advisors LLC (“Columbia”) as the Subadviser of the AZL® Columbia Small Cap Value Fund.
Increased volatility, due to the impact of credit losses that spread from financials to other sectors of the economy, had a negative effect on the Fund’s absolute return.
The Fund’s performance lagged that of its benchmark during the period under management by Dreyfus. Stock selection within parts of the financial services and energy sectors weighed on relative returns, but its negative impact was partially offset by beneficial selection in the food and beverages and drugs industries.
The Fund slightly outperformed its benchmark under Columbia’s management, due to a strategic underweighting of the consumer discretionary sector couple and excellent stock selection in the auto and specialty retail industries. Stock selection in the technology sector also contributed to the Fund’s benchmark-beating performance late in the year.
Negative stock selection in the health care sector reduced relative gains. In particular, lack of exposure to the pharmaceutical industry was a major contributor to underperformance. An overweight stake in health care, which was one of the market’s better-performing sectors, partially offset the effects of negative stock selection. Stock selection in the industrials sector also weighed on the Fund’s performance relative to its benchmark.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.

[1]	The Russell 2000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. Investors cannot invest directly in an index.

1

AZL® Columbia Small Cap Value Fund Review
Fund Objective
The Fund’s investment objective is to seek investment returns that are consistently superior to the Russell 2000® Value Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by normally investing at least 80% of its assets in stocks of small U.S. companies.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Smaller companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2008

			Since
	1	3	Inception
	Year	Year	(5/2/04)

AZL® Columbia Small Cap Value Fund	-32.09%	-10.93%	-2.48%
Russell 2000® Value Index	-28.92%	-7.49%	-0.01%†

Expense Ratio
Gross	1.29%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.85% and is limiting operating expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, to 1.35% through April 30, 2010. Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 2000® Value Index, an unmanaged index that measures tthe performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

†	The since inception performance data and hypothetical $10,000 investment for the Russell 2000® Value Index is calculated from 4/30/04 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Columbia Small Cap Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Columbia Small Cap Value Fund	$1,000.00	$758.40	$6.72	1.52%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Columbia Small Cap Value Fund	$1,000.00	$1,017.50	$7.71	1.52%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Columbia Small Cap Value Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Aerospace & Defense	0.9%
Airlines	0.8
Auto Components	0.4
Building Products	1.6
Capital Markets	1.1
Chemicals	1.6
Commercial Banks	12.0
Commercial Services & Supplies	3.2
Communications Equipment	2.5
Computers & Peripherals	1.1
Construction & Engineering	1.4
Construction Materials	0.5
Consumer Finance	0.8
Containers & Packaging	1.3
Diversified Consumer Services	1.7
Diversified Financial Services	0.8
Diversified REIT	0.1
Diversified Telecommunication Services	0.3
Electric Utilities	2.9
Electrical Equipment	1.1
Electronic Equipment & Instruments	2.7
Energy Equipment & Services	1.0
Food & Staples Retailing	3.3
Food Products	2.3
Health Care Equipment & Supplies	0.9
Health Care Providers & Services	6.1
Hotels, Restaurants & Leisure	1.8
Household Durables	1.0
Industrial Conglomerates	0.7
Industrial REIT	0.5
Insurance	9.1
IT Services	1.4
Leisure Equipment & Products	0.2
Life Sciences Tools & Services	0.6
Machinery	1.6
Marine	0.4
Metals & Mining	2.2
Multi-Utilities	3.7
Multiline Retail	0.7
Office REITs	0.5
Oil, Gas & Consumable Fuels	1.5
Paper & Forest Products	1.1
Personal Products	0.3
Real Estate Investment Trusts (REITs)	3.9
Road & Rail	2.3
Semiconductors & Semiconductor Equipment	2.5
Software	2.1
Specialized REITs	0.8
Specialty Retail	1.6

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

Percent of
Investments	net assets*
Textiles, Apparel & Luxury Goods	1.4%
Thrifts & Mortgage Finance	3.8
Trading Companies & Distributors	1.2
Wireless Telecommunication Services	0.5
Investment Company	1.1

100.9%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks (99.8%):
Aerospace & Defense (0.9%):

6,760	AAR Corp.*	$124,452
2,850	Esterline Technologies Corp.*	107,986
2,710	Moog, Inc., Class A*	99,105

		331,543

Airlines (0.8%):

6,262	Republic Airways Holdings, Inc.*	66,815
12,310	SkyWest, Inc.	228,966

		295,781

Auto Components (0.4%):

6,240	BorgWarner, Inc.	135,845

Building Products (1.6%):

23,000	Builders FirstSource, Inc.*	35,190
4,040	Cavco Industries, Inc.*	108,636
5,940	Lennox International, Inc.	191,803
7,990	NCI Building Systems, Inc.*	130,237
4,040	Universal Forest Products, Inc.	108,716

		574,582

Capital Markets (1.1%):

5,820	Federated Investors, Inc.	98,707
12,070	Janus Capital Group, Inc.	96,922
5,376	Piper Jaffray Cos., Inc.*	213,750

		409,379

Chemicals (1.6%):

5,010	Cytec Industries, Inc.	106,312
16,000	H.B. Fuller Co.	257,760
10,680	OM Group, Inc.*	225,455

		589,527

Commercial Banks (12.0%):

4,860	BancFirst Corp.	257,191
15,870	BancTrust Financial Group, Inc.	234,241
17,750	Bank of Granite Corp.	43,488
16,200	BankFinancial Corp.	165,078
19,570	Beneficial Mutual Bancorp, Inc.*	220,162
9,520	Bryn Mawr Bank Corp.	191,352
13,800	Capital Corp of the West	12,972
11,761	Capitol Bancorp, Ltd.	91,736
13,070	Chemical Financial Corp.	364,392
9,880	Columbia Banking System, Inc.	117,868
6,060	Community Trust Bancorp, Inc.	222,705
10,590	ESSA Bancorp, Inc.	149,636
1,930	First Citizens BancShares, Inc., Class A	294,904
8,000	First Financial Corp.	327,920
100	First National Bank Alaska	159,000
9,310	Merchants Bancshares, Inc.	174,935
11,040	Northfield Bancorp. Inc.	124,200
10,330	Northrim BanCorp, Inc.	105,986
28,080	South Financial Group, Inc.	121,306
14,360	Sterling Bancorp	201,471
10,830	Taylor Capital Group, Inc.	63,355
13,080	United Financial Bancorp, Inc.	198,031
12,810	West Coast Bancorp	84,418
23,520	Westfield Financial, Inc.	242,726
12,090	Whitney Holding Corp.	193,319

		4,362,392

Commercial Services & Supplies (3.2%):

7,030	ABM Industries, Inc.	133,921
15,220	CBIZ, Inc.*	131,653
10,490	CDI Corp.	135,741
8,000	Consolidated Graphics, Inc.*	181,120
10,830	Korn/Ferry International*	123,679
33,390	MPS Group, Inc.*	251,427
8,509	TeleTech Holdings, Inc.*	71,050
4,260	United Stationers, Inc.*	142,667

		1,171,258

Communications Equipment (2.5%):

17,540	ADC Telecommunications, Inc.*	95,944
11,490	Anaren, Inc.*	137,305
3,600	Bel Fuse, Inc., Class B	76,320
6,090	Black Box Corp.	159,071
13,440	Ciena Corp.*	90,048
2,350	Comtech Telecommunications Corp.*	107,677
12,480	Dycom Industries, Inc.*	102,586
35,720	Tellabs, Inc.*	147,166

		916,117

Computers & Peripherals (1.1%):

18,300	Brocade Communications Systems, Inc.*	51,240
11,060	Electronics For Imaging, Inc.*	105,734
14,500	Emulex Corp.*	101,210
9,640	QLogic Corp.*	129,561

		387,745

Construction & Engineering (1.4%):

11,370	Emcor Group, Inc.*	255,029
9,080	KBR, Inc.	138,016
10,160	KHD Humboldt Wedag International, Ltd.*	113,487

		506,532

Construction Materials (0.5%):

9,736	Eagle Materials, Inc.	179,240

Consumer Finance (0.8%):

10,600	Cash America International, Inc.	289,910

Containers & Packaging (1.3%):

3,350	Greif, Inc., Class A	111,991
7,990	Greif, Inc., Class B	271,660
7,870	Packaging Corp. of America	105,930

		489,581

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Diversified Consumer Services (1.7%):

13,450	Casella Waste Systems, Inc., Class A*	$54,876
5,110	CSS Industries, Inc.	90,652
12,010	Monro Muffler Brake, Inc.	306,255
6,610	Regis Corp.	96,043
7,200	Sotheby’s	64,008

		611,834

Diversified Financial Services (0.8%):

23,000	Medallion Financial Corp.	175,490
4,060	PICO Holdings, Inc.*	107,915

		283,405

Diversified REIT (0.1%):

14,890	DuPont Fabros Technology, Inc.	30,822

Diversified Telecommunication Services (0.3%):

10,570	Warwick Valley Telephone Co.	96,610

Electric Utilities (2.9%):

6,900	ALLETE, Inc.	222,663
13,300	El Paso Electric Co.*	240,597
8,130	Great Plains Energy, Inc.	157,153
5,340	Hawaiian Electric Industries, Inc.	118,228
2,284	Maine & Maritimes Corp.	88,733
7,270	UIL Holdings Corp.	218,318

		1,045,692

Electrical Equipment (1.1%):

6,800	Belden CDT, Inc.	141,984
21,850	GrafTech International, Ltd.*	181,792
3,540	Woodward Governor Co.	81,491

		405,267

Electronic Equipment & Instruments (2.7%):

5,610	Anixter International, Inc.*	168,973
18,120	Benchmark Electronics, Inc.*	231,393
23,620	Brightpoint, Inc.*	102,747
11,390	CPI International, Inc.*	98,637
5,710	MTS Systems Corp.	152,114
25,410	Nam Tai Electronics, Inc.	139,755
5,290	Plexus Corp.*	89,666

		983,285

Energy Equipment & Services (1.0%):

3,170	Lufkin Industries, Inc.	109,365
4,500	Patterson-UTI Energy, Inc.	51,795
13,897	TGC Industries, Inc.*	28,767
4,370	Tidewater, Inc.	175,980

		365,907

Food & Staples Retailing (3.3%):

5,740	BJ’s Wholesale Club, Inc.*	196,652
4,370	Casey’s General Stores, Inc.	99,505
9,450	Fresh Del Monte Produce, Inc.*	211,869
6,340	Ruddick Corp.	175,301
5,050	Spartan Stores, Inc.	117,413
10,070	Weis Markets, Inc.	338,654
7,950	Whole Foods Market, Inc.	75,048

		1,214,442

Food Products (2.3%):

4,450	Flowers Foods, Inc.	108,402
4,640	J & J Snack Foods Corp.	166,483
2,920	Lancaster Colony Corp.	100,156
9,260	Lance, Inc.	212,424
7,020	Maui Land & Pineapple Co., Inc.*	94,279
2,740	Ralcorp Holdings, Inc.*	160,016

		841,760

Health Care Equipment & Supplies (0.9%):

3,500	Analogic Corp.	95,480
2,674	Hill-Rom Holdings, Inc.	44,014
7,940	STERIS Corp.	189,687

		329,181

Health Care Providers & Services (6.1%):

6,430	AmSurg Corp.*	150,076
19,747	Cross Country Healthcare, Inc.*	173,576
8,260	Gentiva Health Services, Inc.*	241,688
4,990	Healthspring, Inc.*	99,650
12,210	Kindred Healthcare, Inc.*	158,974
2,800	Magellan Health Services, Inc.*	109,648
8,360	National Health Investors, Inc. REIT	229,315
29,060	NovaMed, Inc.*	100,548
6,120	Owens & Minor, Inc.	230,418
4,570	Pediatrix Medical Group, Inc.*	144,869
14,650	RehabCare Group, Inc.*	222,094
16,300	Res-Care, Inc.*	244,826
7,940	U.S. Physical Therapy, Inc.*	105,840

		2,211,522

Hotels, Restaurants & Leisure (1.8%):

25,190	Benihana, Inc., Class A*	52,899
6,970	Bob Evans Farms, Inc.	142,397
5,570	CEC Entertainment, Inc.*	135,072
5,830	Jack in the Box, Inc.*	128,785
9,200	Landry’s Restaurants, Inc.	106,720
6,570	Red Robin Gourmet Burgers*	110,573

		676,446

Household Durables (1.0%):

18,690	American Greetings Corp., Class A	141,483
3,471	Avatar Holdings, Inc.*	92,051
4,310	Ethan Allen Interiors, Inc.	61,935

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Household Durables, continued

9,100	Furniture Brands International, Inc.	$20,111
4,300	Universal Electronics, Inc.*	69,746

		385,326

Industrial Conglomerates (0.7%):

2,170	Ameron International Corp.	136,537
3,730	Harsco Corp.	103,246

		239,783

Industrial REIT (0.5%):

33,960	DCT Industrial Trust, Inc.	171,838

Insurance (9.1%):

8,680	Baldwin & Lyons, Inc., Class B	157,889
15,860	CNA Surety Corp.*	304,512
9,390	eHealth, Inc.*	124,699
9,456	EMC Insurance Group, Inc.	242,546
7,210	FBL Financial Group, Inc., Class A	111,395
16,300	Genworth Financial, Inc.	46,129
5,150	Harleysville Group, Inc.	178,860
19,040	Horace Mann Educators Corp.	174,978
930	National Western Life Insurance Co., Class A	157,328
5,100	Navigators Group, Inc.*	280,041
38,320	Phoenix Cos., Inc.	125,306
41,653	RAM Holdings, Ltd.*	15,412
3,220	RLI Corp.	196,935
6,850	Safety Insurance Group, Inc.	260,711
9,540	Selective Insurance Group, Inc.	218,752
9,990	Stewart Information Services Corp.	234,665
30,204	United America Indemnity, Ltd., Class A*	386,913
3,651	United Fire & Casualty Co.	113,437

		3,330,508

IT Services (1.4%):

4,320	CACI International, Inc., Class A*	194,789
7,930	CSG Systems International, Inc.*	138,537
4,710	Maximus, Inc.	165,368

		498,694

Leisure Equipment & Products (0.2%):

16,150	Brunswick Corp.	67,991

Life Sciences Tools & Services (0.6%):

11,080	PAREXEL International Corp.*	107,587
3,060	Varian, Inc.*	102,540

		210,127

Machinery (1.6%):

4,550	Astec Industries, Inc.*	142,552
8,680	Enpro Industries, Inc.*	186,967
5,742	Freightcar America, Inc.	104,906
4,200	Kadant, Inc.*	56,616
5,640	Robbins & Myers, Inc.	91,199

		582,240

Marine (0.4%):

3,920	Nordic American Tanker Shipping, Ltd.	132,300

Metals & Mining (2.2%):

4,520	Carpenter Technology Corp.	92,841
16,800	Harry Winston Diamond Corp.	77,112
4,140	Haynes International, Inc.*	101,927
3,750	L.B. Foster Co., Class A*	117,300
10,880	RTI International Metals, Inc.*	155,692
3,360	Schnitzer Steel Industries, Inc.	126,504
13,610	Worthington Industries, Inc.	149,982

		821,358

Multi-Utilities (3.7%):

12,890	Avista Corp.	249,808
9,450	Black Hills Corp.	254,772
7,670	CH Energy Group, Inc.	394,161
6,810	MGE Energy, Inc.	224,730
9,830	NorthWestern Corp.	230,710

		1,354,181

Multiline Retail (0.7%):

14,422	America’s Car-Mart, Inc.*	199,168
16,990	Saks, Inc.*	74,416

		273,584

Office REITs (0.5%):

9,960	Duke Realty Corp.	109,162
2,750	Mack-Cali Realty Corp.	67,375

		176,537

Oil, Gas & Consumable Fuels (1.5%):

3,300	Comstock Resources, Inc.*	155,925
10,350	Holly Corp.	188,681
7,670	Stone Energy Corp.*	84,523
7,470	Swift Energy Co.*	125,571

		554,700

Paper & Forest Products (1.1%):

13,356	Clearwater Paper Corp.*	112,054
20,500	Mercer International, Inc.*	39,360
9,750	Potlatch Corp.	253,598

		405,012

Personal Products (0.3%):

6,430	NBTY, Inc.*	100,629

Real Estate Investment Trusts (REITs) (3.9%):

19,880	Franklin Street Properties Corp.	293,230
6,490	Getty Realty Corp.	136,679
11,110	Realty Income Corp.	257,196

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Real Estate Investment Trusts (REITs), continued

14,010	Sun Communities, Inc.	$196,140
17,700	Sunstone Hotel Investors, Inc.	109,563
7,050	Universal Health Realty Income Trust	232,016
12,840	Urstadt Biddle Properties, Inc., Class A	204,541

		1,429,365

Road & Rail (2.3%):

5,520	Genesee & Wyoming, Inc., Class A*	168,360
10,560	Heartland Express, Inc.	166,426
6,390	Knight Transportation, Inc.	103,007
1,950	Ryder System, Inc.	75,621
19,240	Werner Enterprises, Inc.	333,621

		847,035

Semiconductors & Semiconductor Equipment (2.5%):

12,840	Actel Corp.*	150,485
6,950	Advanced Energy Industries, Inc.*	69,152
6,760	ATMI, Inc.*	104,307
21,120	Fairchild Semiconductor International, Inc.*	103,277
24,450	Kulicke & Soffa Industries, Inc.*	41,565
24,740	Mattson Technology, Inc.*	34,883
7,040	MKS Instruments, Inc.*	104,122
12,330	Skyworks Solutions, Inc.*	68,308
6,540	Standard Microsystems Corp.*	106,863
2,650	Varian Semiconductor Equipment Associates, Inc.*	48,018
13,261	Zoran Corp.*	90,573

		921,553

Software (2.1%):

5,480	Jack Henry & Associates, Inc.	106,367
9,400	Lawson Software, Inc.*	44,556
13,000	Mentor Graphics Corp.*	67,210
18,340	MSC. Software Corp.*	122,511
4,790	Progress Software Corp.*	92,256
3,750	SPSS, Inc.*	101,100
8,890	Sybase, Inc.*	220,205

		754,205

Specialized REITs (0.8%):

30,780	DiamondRock Hospitality, Co.	156,055
13,141	LaSalle Hotel Properties	145,208

		301,263

Specialty Retail (1.6%):

8,940	Foot Locker, Inc.	65,620
5,500	Nutri/System, Inc.	80,245
18,630	OfficeMax, Inc.	142,333
14,760	Rent-A-Center, Inc.*	260,514
6,230	Zale Corp.*	20,746

		569,458

Textiles, Apparel & Luxury Goods (1.4%):

7,178	Hampshire Group, Ltd.*	28,712
11,720	Movado Group, Inc.	110,051
5,200	Phillips-Van Heusen Corp.	104,676
9,330	Shoe Carnival, Inc.*	89,102
7,910	Wolverine World Wide, Inc.	166,426

		498,967

Thrifts & Mortgage Finance (3.8%):

22,790	Bank Mutual Corp.	262,997
26,147	Brookline Bancorp, Inc.	278,465
15,917	Clifton Savings Bancorp, Inc.	188,776
36,300	Corus Bankshares, Inc.	40,293
20,222	Home Federal Bancorp, Inc.	216,780
18,620	TrustCo Bank Corp.	177,076
13,970	Washington Federal, Inc.	208,991

		1,373,378

Trading Companies & Distributors (1.2%):

8,000	Kaman Corp., Class A	145,040
7,340	Watsco, Inc.	281,856

		426,896

Wireless Telecommunication Services (0.5%):

14,370	Syniverse Holdings, Inc.*	171,578

Total Common Stocks (Cost $46,135,736)		36,334,111

Investment Company (1.1%):
403,693	Dreyfus Treasury Prime Cash Management, 0.17%(a)	403,693

Total Investment Company (Cost $403,693)		403,693

Total Investment Securities (Cost $46,539,429)(b) — 100.9%		36,737,804
Net other assets (liabilities) — (0.9)%		(317,785)

Net Assets — 100.0%		$36,420,019

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

REIT—Real Estate Investment Trust

(a)	The rate presented represents the annualized one day yield that was in effect on December 31, 2008.

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2008

(b)	Cost for federal income tax purposes is $50,209,246. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$737,975
Unrealized depreciation	(14,209,417)

Net unrealized depreciation	$(13,471,442)

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country	Percentage
United States	98.3%
Cayman Islands	0.6%
Virgin Islands	0.4%
Bermuda	0.4%
Canada	0.3%

100.0%

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL
Columbia
Small Cap
Value Fund

Assets:
Investment securities, at cost	$46,539,429

Investment securities, at value	$36,737,804
Interest and dividends receivable	69,954
Receivable for investments sold	14,645
Receivable from Manager	623
Prepaid expenses	955

Total Assets	36,823,981

Liabilities:
Payable for investments purchased	348,159
Payable for capital shares redeemed	38,464
Administration fees payable	1,424
Distribution fees payable	7,124
Administrative and compliance services fees payable	598
Other accrued liabilities	8,193

Total Liabilities	403,962

Net Assets	$36,420,019

Net Assets Consist of:
Capital	$62,074,582
Accumulated net investment income/(loss)	203,677
Accumulated net realized gains/(losses) from investment transactions	(16,056,615)
Net unrealized appreciation/(depreciation) on investments	(9,801,625)

Net Assets	$36,420,019

Shares of beneficial interest (unlimited number of shares authorized, no par value)	5,225,823
Net Asset Value (offering and redemption price per share)	$6.97

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL
Columbia
Small Cap
Value Fund

Investment Income:
Interest	$10,378
Dividends	845,616
Income from securities lending	64,200

Total Investment Income	920,194

Expenses:
Manager fees	437,069
Administration fees	21,662
Distribution fees	121,408
Custodian fees	91,248
Administrative and compliance service fees	2,130
Trustees’ fees	4,243
Professional fees	8,739
Shareholder reports	15,427
Interest expense on cash overdraft	10,688
Other expenses	7,758

Total expenses before reductions	720,372
Less expenses waived/reimbursed by the Manager	(54,087)

Net expenses	666,285

Net Investment Income/(Loss)	253,909

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(14,165,079)
Change in unrealized appreciation/(depreciation) on investments	(5,580,399)

Net Realized/Unrealized Gains/(Losses) on Investments	(19,745,478)

Change in Net Assets Resulting From Operations	$(19,491,569)

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Columbia
	Small Cap Value Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

Change in Net Assets:
Operations:
Net investment income/(loss)	$253,909	$239,734
Net realized gains/(losses) on investment transactions	(14,165,079)	3,251,061
Change in unrealized appreciation/(depreciation) on investments	(5,580,399)	(9,404,758)

Change in net assets resulting from operations	(19,491,569)	(5,913,963)

Dividends to Shareholders:
From net investment income	(289,961)	(181,568)
From net realized gains on investments	(5,090,464)	(4,375,886)

Change in net assets resulting from dividends to shareholders	(5,380,425)	(4,557,454)

Capital Transactions:
Proceeds from shares issued	24,003,272	14,081,400
Proceeds from dividends reinvested	5,380,425	4,557,454
Value of shares redeemed	(27,560,035)	(22,612,940)

Change in net assets resulting from capital transactions	1,823,662	(3,974,086)

Change in net assets	(23,048,332)	(14,445,503)
Net Assets:
Beginning of period	59,468,351	73,913,854

End of period	$36,420,019	$59,468,351

Accumulated net investment income/(loss)	$203,677	$239,734

Share Transactions:
Shares issued	2,485,773	1,048,809
Dividends reinvested	577,919	379,788
Shares redeemed	(3,107,036)	(1,759,799)

Change in shares	(43,344)	(331,202)

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

					May 3, 2004 to
	Year Ended December 31,				December 31,
	2008	2007	2006	2005	2004(a)

Net Asset Value, Beginning of Period	$11.29	$13.20	$12.30	$12.06	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.04	0.05	0.03	0.01	0.01
Net Realized and Unrealized Gains/(Losses) on Investments	(3.43)	(1.09)	1.57	0.40	2.16

Total from Investment Activities	(3.39)	(1.04)	1.60	0.41	2.17

Dividends to Shareholders From:
Net Investment Income	(0.05)	(0.03)	(0.01)	—	(0.01)
Net Realized Gains	(0.88)	(0.84)	(0.69)	(0.17)	(0.10)

Total Dividends	(0.93)	(0.87)	(0.70)	(0.17)	(0.11)

Net Asset Value, End of Period	$6.97	$11.29	$13.20	$12.30	$12.06

Total Return(b) (c)	(32.09)%	(8.24)%	13.40%	3.39%	21.72%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$36,420	$59,468	$73,914	$56,954	$30,773
Net Investment Income/(Loss)(d)	0.52%	0.33%	0.28%	0.10%	0.24%
Expenses Before Reductions(d) (e)	1.49%	1.29%	1.35%	1.41%	1.51%
Expenses Net of Reductions(d)	1.37%	1.23%	1.31%	1.35%	1.35%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d) (f)	1.37%	1.24%	1.31%	N/A	N/A
Portfolio Turnover Rate(c)	214.25%	60.22%	90.10%	111.78%	83.52%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Columbia Small Cap Value Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. The Trust is authorized to offer Class 1 and Class 2 shares of the Fund. However, only Class 2 shares have been available since the Fund’s inception. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2008

interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2008

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2008

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had the no outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to an amended and restated subadvisory agreement, effective September 22, 2008 between the Manager and Columbia Management Advisors, LLC (“Columbia Advisors”), Columbia Advisors provides investment advisory services as the Subadvisor for the Fund subject to the general supervision of the Trustees and the Manager. Prior to September 22, 2008, the Fund was subadvised by The Dreyfus Corporation. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.35%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Columbia Small Cap Value Fund	0.90%	1.35%

*	The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.85% through April 30, 2010.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2008

are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

Expires
12/31/2011
AZL Columbia Small Cap Value Fund	$29,806

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

The Fund’s lending agent through December 3, 2008 was Dresdner Bank, AG (the “Agent”), an affiliate of the Manager. Under the terms of the Securities Lending Agreement, the Agent is entitled to receive 20% of the income earned from securities lending. During the period ended December 3, 2008, the Agent received $12,914 in fees for acting as the Securities Lending Agent.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $2,104 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2008

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 — Quoted Prices	$36,737,804	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$36,737,804	$—

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Columbia Small Cap Value Fund	$104,091,631	$106,603,011

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2008

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2016
AZL Columbia Small Cap Value Fund	$11,562,152

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $824,646 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Gains	Distributions(a)
AZL Columbia Small Cap Value Fund	$3,585,531	$1,794,894	$5,380,425

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Gains	Distributions(a)
AZL Columbia Small Cap Value Fund	$1,255,154	$3,302,300	$4,557,454

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Total
	Undistributed		Accumulated		Accumulated
	Ordinary	Accumulated	Capital and	Unrealized	Earnings
	Income	Earnings	Other Losses	Depreciation(a)	(Deficit)
AZL Columbia Small Cap Value Fund	$203,677	$203,677	$(12,386,798)	$(13,471,442)	$(25,654,563)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Columbia Small Cap Value Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 16.03% of the total ordinary income distributions paid during the year ended December 31, 2008 qualify for the corporate dividends received deduction.

For the period ended December 31, 2008, the Fund had net long-term capital gains of $1,794,894.

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

25

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

26

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

27

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

28

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

29

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

30

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1208 2/09

AZL® Columbia Technology Fund
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about Trustees and Officers

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Columbia Technology Fund
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL® Columbia Technology Fund and Columbia Management Advisors, LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
For the 12-month period ended December 31, 2008 the AZL® Columbia Technology Fund returned –50.63% compared to a –37.00% total return for its benchmark, the S&P 500 Index1.
The period proved difficult for nearly all equities, including those in the technology sector. Technology companies’ earnings fell due to weakness in consumer and corporate spending. Meanwhile, a high degree of fear and pessimism led investors to shy away from areas of the market not viewed as recession-resistant, including technology. Every industry in the benchmark index finished the period in negative territory.
Services and software were the best-performing industries in the technology index. The Fund’s absolute and relative returns benefited from strength in services, as shares of two IT services companies represented in the Fund turned in positive returns. One stock benefited when the company was acquired, while the other retained investors’ favor because it held much of its business in long-term, stable contracts. Certain positions in the electrical equipment and household durables industry detracted from both absolute and relative returns.*
Positive stock selection in the electronic equipment, instruments and components industries aided performance relative to the benchmark. Shares of a firm that provides technology products and services to the energy and water industries benefited from late-period announcements regarding U.S. infrastructure improvements.*
Likewise, stock selection in the software industry helped relative returns, particularly stakes in shares of a large enterprise software provider and a security software firm. These companies benefited from solid earnings in the face of a weak economy, largely driven by stable sales to businesses.*
Stock selection in the semiconductors and semiconductor-equipment industry detracted from the Fund’s performance against the benchmark. Shares of two chip-related firms fell considerably as the economic slowdown reduced demand for end products. Management sold the Fund’s position in one of those stocks during the period.*
Stock selection in the communications equipment industry also detracted from the Fund’s performance. In particular, stocks of a Finnish cellular phone manufacturer and a producer of wireless productivity-enhancement devices languished, due to increased competition from rivals.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.

[1]	The Standard & Poor’s 500 Index (“S&P 500 Index”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® Columbia Technology Fund Review
Fund Objective
The Fund’s investment objective is capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 80% of its net assets in common stocks that the portfolio manager believes will benefit from emerging technology.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Because the Fund invests in a single industry its shares do not represent a complete investment program. As a diversified single industry fund, the value of the shares may fluctuate more than shares invested in a broader range of industries and companies.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2008

				Since
	1	3	5	Inception
	Year	Year	Year	(11/5/01)

AZL® Columbia Technology Fund	-50.63%	-14.66%	-9.75%	-8.28%
S&P 500 Index	-37.00%	-8.36%	-2.19%	-0.91%

Expense Ratio
Gross	1.20%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have entered into a written contract limiting operating expenses to 1.35% through April 30, 2010. Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Standard and Poor’s 500 Index (“S&P 500 Index”), is an unmanaged index which representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Columbia Technology Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Columbia Technology Fund	$1,000.00	$595.50	$5.09	1.27%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Columbia Technology Fund	$1,000.00	$1,018.75	$6.44	1.27%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Columbia Technology Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Biotechnology	0.7%
Commercial Services & Supplies	0.8
Communications Equipment	12.1
Computers & Peripherals	14.0
Diversified Telecommunication Services	0.9
Electrical Equipment	1.0
Electronic Equipment & Instruments	2.0
Health Care Equipment & Supplies	1.1
Internet Software & Services	7.1
IT Services	8.1
Life Sciences Tools & Services	0.8
Pharmaceuticals	0.3
Semiconductors & Semiconductor Equipment	11.1
Software	28.7
Wireless Telecommunication Services	4.7
Investment Company	11.3

104.7%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks (93.4%):
Biotechnology (0.7%):

3,160	Genentech, Inc.*	$261,996

Commercial Services & Supplies (0.8%):

5,391	CoStar Group, Inc.*	177,579
3,020	FTI Consulting, Inc.*	134,934

		312,513

Communications Equipment (12.1%):

18,700	Harris Corp.	711,535
12,190	Juniper Networks, Inc.*	213,447
25,950	Nokia Corp., ADR	404,820
73,550	QUALCOMM, Inc.	2,635,297
21,030	Research In Motion, Ltd.*	853,397

		4,818,496

Computers & Peripherals (14.0%):

47,788	Apple, Inc.*	4,078,706
50,370	EMC Corp.*	527,374
9,950	Hewlett-Packard Co.	361,085
38,760	NetApp, Inc.*	541,477
14,713	PC Connection, Inc.*	75,331

		5,583,973

Diversified Telecommunication Services (0.9%):

21,560	Neutral Tandem, Inc.*	349,703

Electrical Equipment (1.0%):

6,000	Energy Conversion Devices, Inc.*(a)	151,260
1,770	First Solar, Inc.*	244,189

		395,449

Electronic Equipment & Instruments (2.0%):

24,190	Agilent Technologies, Inc.*	378,090
18,500	Trimble Navigation, Ltd.*	399,785

		777,875

Health Care Equipment & Supplies (1.1%):

2,260	Intuitive Surgical, Inc.*	286,997
4,898	NuVasive, Inc.*	169,716

		456,713

Internet Software & Services (7.1%):

21,740	Ariba, Inc.*	156,745
15,221	Equinix, Inc.*	809,605
9,920	F5 Networks, Inc.*	226,771
61,478	Omniture, Inc.*	654,126
29,020	VeriSign, Inc.*	553,702
22,592	Vocus, Inc.*	411,400

		2,812,349

IT Services (8.1%):

24,020	Accenture, Ltd., Class A	787,616
25,150	Affiliated Computer Services, Inc., Class A*	1,155,642
38,640	Cognizant Technology Solutions Corp., Class A*	697,838
16,410	Fiserv, Inc.*	596,832

		3,237,928

Life Sciences Tools & Services (0.8%):

12,590	Illumina, Inc.*	327,969

Pharmaceuticals (0.3%):

6,050	ICON Plc, ADR*	119,125

Semiconductors & Semiconductor Equipment (11.1%):

29,780	Altera Corp.	497,624
54,270	Analog Devices, Inc.	1,032,215
35,998	ASML Holding NV	650,484
24,200	FEI Co.*	456,412
8,780	Hittite Microwave Corp.*	258,659
19,530	Intersil Corp., Class A	179,481
33,800	Marvell Technology Group, Ltd.*	225,446
14,370	MEMC Electronic Materials, Inc.*	205,204
27,250	Microsemi Corp.*	344,440
8,550	Netlogic Microsystems, Inc.*	188,185
14,231	Tessera Technologies, Inc.*	169,064
12,290	Varian Semiconductor Equipment Associates, Inc.*	222,695

		4,429,909

Software (28.7%):

37,370	Activision Blizzard, Inc.*	322,877
55,130	Adobe Systems, Inc.*	1,173,718
40,230	Amdocs, Ltd.*	735,807
11,019	Ansys, Inc.*	307,320
18,483	Blackboard, Inc.*	484,809
44,410	CA, Inc.	822,917
41,260	Check Point Software Technologies, Ltd.*	783,527
26,320	Citrix Systems, Inc.*	620,362
6,685	Concur Technologies, Inc.*	219,402
24,800	Intuit, Inc.*	589,992
25,780	McAfee, Inc.*	891,214
35,250	Microsoft Corp.	685,260
1,420	Nintendo Co., Ltd.	545,677
53,110	Nuance Communications, Inc.*	550,220
62,390	Oracle Corp.*	1,106,175
13,600	Salesforce.com, Inc.*	435,336
6,800	SAP AG, ADR	246,296
51,510	Symantec Corp.*	696,415
13,040	Teradata Corp.*	193,383

		11,410,707

Wireless Telecommunication Services (4.7%):

42,176	American Tower Corp., Class A*	1,236,601
37,960	SBA Communications Corp., Class A*	619,507

		1,856,108

Total Common Stocks (Cost $45,319,661)		37,150,813

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Principal		Fair
Amount		Value
Investment Company (11.3%):
4,490,417	Dreyfus Treasury Prime Cash Management, 0.17%(b)	$4,490,417

Total Investment Company (Cost $4,490,417)		4,490,417

Total Investment Securities (Cost $49,810,078)(c) — 104.7%		41,641,230
Net other assets (liabilities) — (4.7)%		(1,850,825)

Net Assets — 100.0%		$39,790,405

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

ADR—American Depository Receipt

PLC—Public Liability Co.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2008, these securities represent 0.4% of the net assets of the Fund.

(b)	The rate presented represents the effective yield at December 31, 2008.

(c)	Cost for federal income tax purposes is $56,393,012. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$217,537
Unrealized depreciation	(14,969,319)

Net unrealized depreciation	$(14,751,782)

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country	Percentage
United states	87.1%
Bermuda	2.3%
Canada	2.1%
Israel	1.9%
Guernsey	1.8%
Netherlands	1.6%
Japan	1.3%
Finland	1.0%
Germany	0.6%
Ireland	0.3%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL
Columbia
Technology
Fund

Assets:
Investment securities, at cost	$49,810,078

Investment securities, at value	$41,641,230
Interest and dividends receivable	12,755
Receivable for capital shares issued	80,523
Receivable for investments sold	58,871
Reclaim receivable	1,234
Prepaid expenses	1,132

Total Assets	41,795,745

Liabilities:
Payable for investments purchased	1,955,732
Payable for capital shares redeemed	96
Manager fees payable	27,639
Administration fees payable	1,632
Distribution fees payable	8,154
Administrative and compliance services fees payable	696
Other accrued liabilities	11,391

Total Liabilities	2,005,340

Net Assets	$39,790,405

Net Assets Consist of:
Capital	$77,827,772
Accumulated net investment income/(loss)	(8,330)
Accumulated net realized gains/(losses) from investment transactions	(29,860,109)
Net unrealized appreciation/(depreciation) on investments	(8,168,928)

Net Assets	$39,790,405

Shares of beneficial interest (unlimited number of shares authorized, no par value)	8,328,533
Net Asset Value (offering and redemption price per share)	$4.78

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL
Columbia
Technology
Fund

Investment Income:
Interest	$8,403
Dividends	426,415
Income from securities lending	85,977
Foreign withholding tax	(9,002)

Total Investment Income	511,793

Expenses:
Manager fees	556,178
Administration fees	30,695
Distribution fees	172,892
Custodian fees	35,311
Administrative and compliance service fees	2,877
Trustees’ fees	5,921
Professional fees	10,352
Shareholder reports	17,319
Interest expense on cash overdraft	9,121
Other expenses	3,328

Total expenses before reductions	843,994
Less expenses paid indirectly	(87,691)

Net expenses	756,303

Net Investment Income/(Loss)	(244,510)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(28,050,312)
Change in unrealized appreciation/(depreciation) on investments	(19,062,897)

Net Realized/Unrealized Gains/(Losses) on Investments	(47,113,209)

Change in Net Assets Resulting From Operations	$(47,357,719)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Columbia Technology Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

Change in Net Assets:
Operations:
Net investment income/(loss)	$(244,510)	$(326,283)
Net realized gains/(losses) on investment transactions	(28,050,312)	6,175,210
Change in unrealized appreciation/(depreciation) on investments	(19,062,897)	5,559,401

Change in net assets resulting from operations	(47,357,719)	11,408,328

Dividends to Shareholders:
From net realized gains on investments	(7,138,849)	(48,099)

Change in net assets resulting from dividends to shareholders	(7,138,849)	(48,099)

Capital Transactions:
Proceeds from shares issued	28,626,225	69,294,243
Proceeds from dividends reinvested	7,138,849	48,099
Value of shares redeemed	(45,858,165)	(26,309,682)

Change in net assets resulting from capital transactions	(10,093,091)	43,032,660

Change in net assets	(64,589,659)	54,392,889
Net Assets:
Beginning of period	104,380,064	49,987,175

End of period	$39,790,405	$104,380,064

Accumulated net investment income/(loss)	$(8,330)	$(617)

Share Transactions:
Shares issued	3,546,688	6,596,282
Dividends reinvested	1,009,738	4,758
Shares redeemed	(5,874,206)	(2,620,106)

Change in shares	(1,317,780)	3,980,934

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2008	2007	2006		2005	2004

Net Asset Value, Beginning of Period	$10.82	$8.82	$8.60		$8.54	$9.00

Investment Activities:
Net Investment Income/(Loss)	(0.03)	(0.03)	(0.09)		(0.08)	(0.06)
Net Realized and Unrealized Gains/(Losses) on Investments	(5.18)	2.04	0.31		0.14	(0.34)

Total from Investment Activities	(5.21)	2.01	0.22		0.06	(0.40)

Dividends to Shareholders From:
Net Realized Gains	(0.83)	(0.01)	—		—	(0.06)

Total Dividends	(0.83)	(0.01)	—		—	(0.06)

Net Asset Value, End of Period	$4.78	$10.82	$8.82		$8.60	$8.54

Total Return(a)	(50.63)%	22.75%	2.56	%(b)	0.70%	(4.33)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$39,790	$104,380	$49,987		$48,009	$48,199
Net Investment Income/(Loss)	(0.35)%	(0.48)%	(0.95)%		(1.05)%	(0.85)%
Expenses Before Reductions(c)	1.22%	1.20%	1.33%		1.35%	1.31%
Expenses Net of Reductions	1.10%	1.16%	1.33%		1.35%	1.31%
Expenses Net of Reductions, excluding Expenses Paid Indirectly(d)	1.22%	1.20%	1.33%		1.35%	N/A
Portfolio Turnover Rate	294.52%	270.98%	244.04%		125.08%	174.40%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the year ended December 31, 2006, Columbia Management Advisors, LLC reimbursed $28,211 to the Fund related to violations of certain investment policies and limitations. The corresponding impact to the total return was 0.06%

(c)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Columbia Technology Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Notes to the Financial Statements, continued
December 31, 2008

hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Notes to the Financial Statements, continued
December 31, 2008

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Notes to the Financial Statements, continued
December 31, 2008

Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to an amended and restated subadvisory agreement between the Manager and Columbia Management Advisors, LLC (“Columbia Advisors”), Columbia Advisors provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.35%.

The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $10 million at 1.00%, the next $10 million at 0.875%, and over $20 million at 0.75%.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Notes to the Financial Statements, continued
December 31, 2008

CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $3,034 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Notes to the Financial Statements, continued
December 31, 2008

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 — Quoted Prices	$41,095,553	$—
Level 2 — Other Significant Observable Inputs	545,677	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$41,641,230	$—

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Columbia Technology Fund	$197,088,321	$215,452,241

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2008, the Fund held restricted securities representing 0.4% of net assets all of which have been deemed illiquid. The restricted illiquid securities held as of December 31, 2008 are identified below:

	Acquisition	Acquisition		Fair
Security	Date	Cost	Shares	Value
Energy Conversion Devices, Inc.	2/10/05	$194,428	6,000	$151,260

7. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Technology Fund
Notes to the Financial Statements, continued
December 31, 2008

Expires
12/31/2016
AZL Columbia Technology Fund	$18,386,005

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $4,899,500 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Columbia Technology Fund	$2,833,815	$4,305,034	$7,138,849

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Columbia Technology Fund	$—	$48,099	$48,099

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

	Accumulated		Total
	Capital and	Unrealized	Accumulated
	Other Losses	Depreciation(a)	Earnings (Deficit)
AZL Columbia Technology Fund	$(23,285,505)	$(14,751,862)	$(38,037,367)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Columbia Technology Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 7.29% of the total ordinary income distributions paid during the year ended December 31, 2008 qualify for the corporate dividends received deduction.

For the period ended December 31, 2008, the Fund had net long-term capital gains of $4,305,034.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

21

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

22

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

23

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

25

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

26

The Allianz VIP Funds are distributed by Allianz Life Financial Services LLC.
These Funds are not FDIC insured.	ANNRPT1208 2/09

AZL® Davis NY
Venture Fund
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Special Meeting of the Shareholders

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Davis NY Venture Fund
Allianz Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL® Davis NY Venture Fund and Davis Selected Advisers, L.P. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
For the 12-month period ended December 31, 2008 the AZL® Davis NY Venture Fund returned –40.50%. That compared to a –36.85% total return for its benchmark, the Russell 1000® Value Index1.
This Fund’s subadviser, Davis Selected Advisers L.P., employs a bottom-up stock picking strategy and does not attempt to construct a portfolio that resembles the benchmark. The managers typically hold about 60% to 70% of the Fund’s assets in shares of world-class global businesses with strong balance sheets, buying shares when management believes they are trading at attractive valuations. Roughly 15% of the Fund’s assets is allocated to stocks of out-of-the-spotlight firms, less well-known companies that management believes have the potential to increase their valuations over time. The final component is controversial stocks that the Fund’s managers believe have been discounted, often because of a short-term difficulties.*
Virtually all stocks posted weak returns for the period, including the value shares that make up the bulk of the Fund’s portfolio. Certain financial stocks and, to a lesser extent, energy stocks were the biggest detractors from absolute performance.*
One insurance stock accounted more than 3% of the Fund’s decline for the period. The portfolio managers were disappointed with the firm’s lack of risk oversight. One diversified energy stock was another major detractor.
Certain investments in consumer discretionary, consumer staples and financial names were modest contributors to absolute performance.
The Fund managers seek well-run, durable businesses and do not optimize the portfolio to fit short-term economic environments, which led to underperformance in 2008, compared to the Russell 1000® Value Index.
Relative to the benchmark, minimal exposure to utilities stocks and an underweight position in health care hurt performance.*
Stock selection and an overweight allocation to the financial sector hurt the Fund in absolute terms. Nevertheless, avoiding some of the hardest-hit stocks in the sector actually boosted relative performance over the index.
Selection in the materials and consumer discretionary sectors also helped the Fund’s performance against the benchmark.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.

[1]	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. Investors cannot invest directly in an index.

AZL® Davis NY Venture Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests the majority of its assets in equity securities issued by large companies with market capitalization of at least $10 billion that the Subadviser believes are of high quality.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2008

				Since
	1	3	5	Inception
	Year	Year	Year	(11/5/01)

AZL® Davis NY Venture Fund	-40.50%	-10.96%	-3.06%	-1.78%
Russell 1000® Value Index	-36.85%	-8.32%	-0.79%	1.64%†

Expense Ratio
Gross	1.09%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.75% on the first $100 million of assets, 0.70% on assets from $100 million to $500 million, and 0.65% on assets over $500 million; and is limiting operating expenses to 1.20% through April 30, 2010. Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided by the Fund. Investors cannot invest directly in an index.

†	The since inception performance data and hypothetical $10,000 investment for the Russell 1000® Value Index is calculated from 11/1/01 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Davis NY Venture Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expenses Paid	Annualized Expense
	Account Value	Account Value	During Period*	Ratio During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Davis NY Venture Fund	$1,000.00	$674.80	$4.59	1.09%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid	Annualized Expense
	Account Value	Account Value	During Period*	Ratio During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Davis NY Venture Fund	$1,000.00	$1,019.66	$5.53	1.09%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Davis NY Venture Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Air Freight & Logistics	0.6%
Automobiles	0.6
Beverages	2.1
Capital Markets	1.4
Chemicals	0.5
Commercial Banks	7.3
Commercial Services & Supplies	1.9
Communications Equipment	0.6
Computers & Peripherals	1.7
Construction Materials	2.0
Consumer Finance	2.8
Containers & Packaging	1.4
Diversified Consumer Services	1.8
Diversified Financial Services	3.8
Electrical Equipment	0.2
Electronic Equipment & Instruments	1.1
Energy Equipment & Services	0.5
Food & Staples Retailing	6.3
Food Products	0.3
Health Care Providers & Services	3.3
Household Durables	0.3
Household Products	1.9
Independent Power Producers & Energy Traders	0.4
Industrial Conglomerates	1.7
Insurance	11.0
Internet & Catalog Retail	0.6
Internet Software & Services	1.2
Machinery	0.1
Marine	0.8
Media	5.0
Metals & Mining	0.5
Multiline Retail	0.2
Oil, Gas & Consumable Fuels	15.4
Paper & Forest Products	0.5
Personal Products	0.3
Pharmaceuticals	1.9
Real Estate Management & Development	0.8
Semiconductors & Semiconductor Equipment	1.6
Software	1.8
Specialty Retail	2.2
Tobacco	3.5
Transportation Infrastructure	0.2
Wireless Telecommunication Services	0.2
Convertible Bonds	0.1
Investment Company	7.4

99.8%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks (92.3%):
Air Freight & Logistics (0.6%):

44,910	United Parcel Service, Inc., Class B	$2,477,236

Automobiles (0.6%):

152,200	Harley-Davidson, Inc.	2,582,834

Beverages (2.1%):

95,100	Diageo plc, ADR	5,395,974
149,476	Heineken Holding NV	4,278,828

		9,674,802

Capital Markets (1.4%):

102,800	Ameriprise Financial, Inc.	2,401,408
104,500	E*TRADE Financial Corp.*	120,175
19,020	Goldman Sachs Group, Inc.	1,605,098
46,846	Merrill Lynch & Co., Inc.	545,287
24,400	Morgan Stanley	391,376
27,100	State Street Corp.	1,065,843

		6,129,187

Chemicals (0.5%):

32,300	Monsanto Co.	2,272,305

Commercial Banks (7.3%):

430,700	Bank of New York Mellon Corp.	12,201,731
144,384	Wachovia Corp.	799,887
678,000	Wells Fargo & Co.	19,987,440

		32,989,058

Commercial Services & Supplies (1.9%):

340,000	Iron Mountain, Inc.*	8,408,200

Communications Equipment (0.6%):

173,200	Cisco Systems, Inc.*	2,823,160

Computers & Peripherals (1.7%):

148,806	Dell, Inc.*	1,523,773
165,100	Hewlett-Packard Co.	5,991,479

		7,515,252

Construction Materials (2.0%):

42,900	Martin Marietta Materials, Inc.	4,164,732
72,300	Vulcan Materials Co.	5,030,634

		9,195,366

Consumer Finance (2.8%):

618,500	American Express Co.	11,473,175
18,730	Visa, Inc., Class A	982,388

		12,455,563

Containers & Packaging (1.4%):

436,400	Sealed Air Corp.	6,519,816

Diversified Consumer Services (1.8%):

358,100	H&R Block, Inc.	8,136,032

Diversified Financial Services (3.8%):

187,500	Citigroup, Inc.	1,258,125
49,470	Discover Financial Services	471,449
400,436	JP Morgan Chase & Co.	12,625,747
139,600	Moody’s Corp.	2,804,564

		17,159,885

Electrical Equipment (0.2%):

47,850	ABB, Ltd., ADR	718,229

Electronic Equipment & Instruments (1.1%):

220,600	Agilent Technologies, Inc.*	3,447,978
104,800	Tyco Electronics, Ltd.	1,698,808

		5,146,786

Energy Equipment & Services (0.5%):

49,679	Transocean, Ltd.*	2,347,333

Food & Staples Retailing (6.3%):

382,800	Costco Wholesale Corp.	20,097,000
270,349	CVS Caremark Corp.	7,769,830
48,400	Whole Foods Market, Inc.	456,896

		28,323,726

Food Products (0.3%):

39,200	Hershey Co.	1,361,808

Health Care Providers & Services (3.3%):

81,700	Cardinal Health, Inc.	2,816,199
97,600	Express Scripts, Inc.*	5,366,048
257,500	UnitedHealth Group, Inc.	6,849,500

		15,031,747

Household Durables (0.3%):

31,000	Garmin, Ltd.	594,270
19,992	Hunter Douglas NV	657,568

		1,251,838

Household Products (1.9%):

135,200	Procter & Gamble Co.	8,358,064

Independent Power Producers & Energy Traders (0.4%):

222,100	AES Corp. (The)*	1,830,104

Industrial Conglomerates (1.7%):

1,714,689	China Merchants Holdings International Co., Ltd.	3,378,987
30,200	Siemens AG	2,266,462
103,600	Tyco International, Ltd.	2,237,760

		7,883,209

Insurance (11.0%):

384,150	American International Group, Inc.	603,115
182	Berkshire Hathaway, Inc., Class A*	17,581,200
237	Berkshire Hathaway, Inc., Class B*	761,718
10,100	Everest Re Group, Ltd.	769,014
360,700	Loews Corp.	10,189,775

continued

1

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Insurance, continued

1,470	Markel Corp.*	$439,530
43,200	MBIA, Inc.*	175,824
475,400	NIPPONKOA Insurance Co., Ltd.	3,696,528
39,800	Principal Financial Group, Inc.	898,286
634,860	Progressive Corp. (The)	9,402,277
26,100	Sun Life Financial, Inc.	603,954
110,798	Transatlantic Holdings, Inc.	4,438,568

		49,559,789

Internet & Catalog Retail (0.6%):

45,300	Amazon.com, Inc.*	2,322,984
109,050	Liberty Media Corp. — Capital, Series A*	340,236

		2,663,220

Internet Software & Services (1.2%):

64,100	eBay, Inc.*	894,836
15,340	Google, Inc., Class A*	4,719,351

		5,614,187

Machinery (0.1%):

22,000	PACCAR, Inc.	629,200

Marine (0.8%):

1,446,000	China Shipping Development Co., Ltd., Share H	1,455,448
32,800	Kuehne & Nagel International AG	2,127,525

		3,582,973

Media (5.0%):

642,100	Comcast Corp., Class A	10,369,915
326,100	Grupo Televisa SA, ADR	4,871,934
23,900	Lagardere S.C.A.	969,981
81,360	Liberty Media Corp. — Entertainment, Series A*	1,422,173
542,300	News Corp.	4,929,507
10,100	WPP plc, ADR	298,859

		22,862,369

Metals & Mining (0.5%):

79,600	BHP Billiton plc	1,499,051
33,800	Rio Tinto plc	732,161

		2,231,212

Multiline Retail (0.2%):

24,400	Sears Holdings Corp.*	948,428

Oil, Gas & Consumable Fuels (15.4%):

177,700	Canadian Natural Resources, Ltd.	7,104,446
3,114,400	China Coal Energy Co., Share H	2,516,832
369,000	ConocoPhillips	19,114,200
223,400	Devon Energy Corp.	14,679,614
190,800	EOG Resources, Inc.	12,703,464
Shares or
Principal		Fair
Amount		Value
216,700	Occidental Petroleum Corp.	12,999,833
2,600	OGX Petroleo e Gas Participacoes SA*	593,370

		69,711,759

Paper & Forest Products (0.5%):

302,700	Sino-Forest Corp., Class A*	2,420,717

Personal Products (0.3%):

54,800	Avon Products, Inc.	1,316,844

Pharmaceuticals (1.9%):

47,700	Johnson & Johnson Co.	2,853,891
331,600	Schering Plough Corp.	5,647,148

		8,501,039

Real Estate Management & Development (0.8%):

85,700	Brookfield Asset Management, Inc., Class A	1,308,639
749,000	Hang Lung Group, Ltd.	2,286,212

		3,594,851

Semiconductors & Semiconductor Equipment (1.6%):

462,100	Texas Instruments, Inc.	7,171,792

Software (1.8%):

427,500	Microsoft Corp.	8,310,600

Specialty Retail (2.2%):

201,700	Bed Bath & Beyond, Inc.*	5,127,214
184,400	CarMax, Inc.*	1,453,072
106,600	Lowe’s Cos., Inc.	2,294,032
66,700	Staples, Inc.	1,195,264

		10,069,582

Tobacco (3.5%):

18,500	Altria Group, Inc.	278,610
358,800	Philip Morris International, Inc.	15,611,388

		15,889,998

Transportation Infrastructure (0.2%):

961,320	Cosco Pacific, Ltd.	989,741

Wireless Telecommunication Services (0.2%):

380,500	Sprint Nextel Corp.*	696,315

Total Common Stocks (Cost $501,802,423)		417,356,156

Convertible Bonds (0.1%):
Paper & Forest Products (0.1%):

$688,000	Sino-Forest Corp., 5.00%, 8/1/13(a)	488,480

Total Convertible Bonds (Cost $688,000)		488,480

continued

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Investment Company (7.4%):
33,462,920	Dreyfus Treasury Prime Cash Management, 0.17%(b)	$33,462,920

Total Investment Company (Cost $33,462,920)		33,462,920

Total Investment Securities (Cost $535,953,343)(c) — 99.8%		451,307,556
Net other assets (liabilities) — 0.2%		687,126

Net Assets — 100.0%		$451,994,682

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

ADR—American Depository Receipt

PLC—Public Liability Co.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2008, these securities represent 0.1% of the net assets of the Fund.

(b)	The rate presented represents the effective yield at December 31, 2008.

(c)	Cost for federal income tax purposes is $538,391,816. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$26,463,940
Unrealized depreciation	(113,548,200)

Net unrealized depreciation	$(87,084,260)

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country	Percentage
United States	87.2%
Canada	2.5%
United Kingdom	1.8%
Hong Kong	1.5%
Switzerland	1.2%
Netherlands	1.1%
Mexico	1.1%
Bermuda	1.0%
China	0.9%
Japan	0.8%
Germany	0.5%
France	0.2%
Cayman Islands	0.1%
Brazil	0.1%

Total	100.0%

See accompanying notes to the financial statements.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL Davis
NY Venture
Fund

Assets:
Investment securities, at cost	$535,953,343

Investment securities, at value	$451,307,556
Interest and dividends receivable	427,314
Foreign currency, at value (cost $19)	19
Receivable for capital shares issued	284,868
Receivable for investments sold	604,027
Reclaim receivable	25,133
Prepaid expenses	12,703

Total Assets	452,661,620

Liabilities:
Payable for capital shares redeemed	29,904
Manager fees payable	260,917
Administration fees payable	18,346
Distribution fees payable	91,672
Administrative and compliance services fees payable	7,556
Other accrued liabilities	258,543

Total Liabilities	666,938

Net Assets	$451,994,682

Net Assets Consist of:
Capital	$615,314,817
Accumulated net investment income/(loss)	3,846,358
Accumulated net realized gains/(losses) from investment transactions	(82,521,540)
Net unrealized appreciation/(depreciation) on investments	(84,644,953)

Net Assets	$451,994,682

Shares of beneficial interest (unlimited number of shares authorized, no par value)	55,903,964
Net Asset Value (offering and redemption price per share)	$8.09

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL Davis
NY Venture
Fund

Investment Income:
Interest	$83,545
Dividends	8,566,695
Income from securities lending	426,827
Foreign withholding tax	(53,424)

Total Investment Income	9,023,643

Expenses:
Manager fees	3,569,812
Administration fees	217,353
Distribution fees	1,189,937
Custodian fees	52,186
Administrative and compliance service fees	24,261
Trustees’ fees	38,400
Professional fees	89,392
Shareholder reports	51,317
Interest expense on cash overdraft	74,161
Other expenses	16,282

Total expenses before reductions	5,323,101
Less expenses waived/reimbursed by the Manager	(187,834)
Less expenses paid indirectly	(52,982)

Net expenses	5,082,285

Net Investment Income/(Loss)	3,941,358

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(158,359,985)
Change in unrealized appreciation/(depreciation) on investments	(56,118,107)

Net Realized/ Unrealized Gains/(Losses) on Investments	(214,478,092)

Change in Net Assets Resulting From Operations	$(210,536,734)

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Davis NY Venture Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

Change in Net Assets:
Operations:
Net investment income/(loss)	$3,941,358	$4,722,174
Net realized gains/(losses) on investment transactions	(158,359,985)	12,672,449
Change in unrealized appreciation/(depreciation) on investments	(56,118,107)	3,996,375

Change in net assets resulting from operations	(210,536,734)	21,390,998

Dividends to Shareholders:
From net investment income	(4,756,657)	(2,540,733)
From net realized gains on investments	(12,798,191)	—

Change in net assets resulting from dividends to shareholders	(17,554,848)	(2,540,733)

Capital Transactions:
Proceeds from shares issued	145,125,797	110,358,991
Proceeds from merger	122,912,767	—
Proceeds from dividends reinvested	17,554,848	2,540,733
Value of shares redeemed	(177,805,484)	(97,766,969)

Change in net assets resulting from capital transactions	107,787,928	15,132,755

Change in net assets	(120,303,654)	33,983,020
Net Assets:
Beginning of period	572,298,336	538,315,316

End of period	$451,994,682	$572,298,336

Accumulated net investment income/(loss)	$3,846,358	$4,753,034

Share Transactions:
Shares issued	12,803,368	7,794,533
Shares from merger	17,509,842	—
Dividends reinvested	1,614,981	182,262
Shares redeemed	(16,540,133)	(7,000,738)

Change in shares	15,388,058	976,057

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$14.13	$13.61	$11.99	$11.13	$10.10

Investment Activities:
Net Investment Income/(Loss)	0.07	0.11	0.06	0.03	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	(5.70)	0.47	1.59	1.04	1.00

Total from Investment Activities	(5.63)	0.58	1.65	1.07	1.06

Dividends to Shareholders From:
Net Investment Income	(0.11)	(0.06)	(0.03)	(0.01)	(0.03)
Net Realized Gains	(0.30)	—	—	(0.20)	—

Total Dividends	(0.41)	(0.06)	(0.03)	(0.21)	(0.03)

Net Asset Value, End of Period	$8.09	$14.13	$13.61	$11.99	$11.13

Total Return(a)	(40.50)%	4.15%	13.91%	9.68%	10.56%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$451,995	$572,298	$538,315	$348,036	$152,470
Net Investment Income/(Loss)	0.83%	0.82%	0.61%	0.54%	0.65%
Expenses Before Reductions(b)	1.12%	1.09%	1.12%	1.20%	1.20%
Expenses Net of Reductions	1.07%	1.09%	1.12%	1.20%	1.18%
Expenses Net of Reductions, excluding Expenses Paid Indirectly(c)	1.08%	1.09%	1.12%	1.20%	N/A
Portfolio Turnover Rate	25.95%	14.67%	8.49%	3.62%	57.45%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Davis NY Venture Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. The Trust is authorized to offer Class 1 and Class 2 shares of the Fund. However, only Class 2 shares have been available since the Fund’s inception. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2008

interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2008

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2008

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to an amended and restated subadvisory agreement between the Manager and Davis Selected Advisers, L.P. (“Davis”), Davis provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.20%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*,**	Expense Limit
AZL Davis NY Venture Fund	0.75%	1.20%

*	For the period January 1, 2008 through November 23, 2008, the Manager had voluntarily reduced the management fee to 0.75% on the first $100 million, and 0.70% on assets above $100 million through April 30, 2010.

**	Effective November 24, 2008 through April 30, 2010, the Manager has voluntarily reduced the management fee 0.75% on the first $100 million of assets, 0.70% on assets from $100 million to $500 million, and 0.65% on assets over $500 million.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2008

Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $35,290 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2008

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 — Quoted Prices	$423,963,752	$—
Level 2 — Other Significant Observable Inputs	27,343,804	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$451,307,556	$—

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Davis NY Venture Fund	$121,371,764	$163,160,432

6. Acquisitions and Mergers:

On November 21, 2008, net assets of the AZL OCC Value Fund managed by the Manager were exchanged in a tax-free conversion for shares of the Fund. All fees and expenses incurred by the AZL OCC Value Fund and the Fund directly in connection with the consummation of the transaction were borne by the respective Funds. The following is summary of shares issued, net assets converted, net asset value per share issued and unrealized appreciation/depreciation of assets acquired as of the conversion date:

	Net Assets	Net Assets	Net Asset	Unrealized
Shares Issued	before Conversion	Acquired	Value	Depreciation
17,509,842	$262,289,649	$122,912,767	$7.02	$(125,860,125)

7. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2008, the Fund held restricted securities representing 0.1% of net assets all of which have been deemed illiquid. The restricted illiquid securities held as of December 31, 2008 are identified below:

	Acquisition	Acquisition	Principal	Fair
Security	Date	Cost	Amount	Value
Sino-Forest Corp., 5.00%, 8/1/13	7/17/08	$688,000	$688,000	$488,480

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2008

8. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires	Expires
	12/31/2015	12/31/2016
AZL Davis NY Venture Fund*	$43,171,271	$30,736,138

*	The amount of these losses that may be utilized are limited to $6,072,260 on a annual basis as a result of certain ownership changes in 2008.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $6,210,567 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Davis NY Venture Fund	$5,853,449	$11,701,399	$17,554,848

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Davis NY Venture Fund	$2,540,733	$—	$2,540,733

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2008

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

	Undistributed		Accumulated		Total
	Ordinary	Accumulated	Capital and	Unrealized	Accumulated
	Income	Earnings	Other Losses	Depreciation(a)	Earnings (Deficit)
AZL Davis NY Venture Fund	$3,881,267	$3,881,267	$(80,117,976)	$(87,083,426)	$(163,320,135)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Davis NY Venture Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Special Meeting of the Shareholders (Unaudited):

On November 21, 2008, there was a special meeting of the shareholders of the AZL OCC Value Fund. The purpose of the meeting was: (1) to consider and act upon a Plan of Reorganization (“Reorganization Plan”) adopted by AZL Funds providing for the transfer of all the assets and liabilities of the AZL OCC Value Fund in exchange for the shares of the AZL Davis NY Venture Fund. The number of AZL OCC Value Fund shares voted is as follows:

			% of outstanding	% of outstanding	% of outstanding
For	Against	Abstain	For	Against	Abstain
30,757,763	1,182,050	2,290,589	89.855%	3.453%	6.692%

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 100.00% of the total ordinary income distributions paid during the year ended December 31, 2008 qualify for the corporate dividends received deduction.

For the period ended December 31, 2008, the Fund had net long-term capital gains of $11,701,399.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

24

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

25

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

26

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

27

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

28

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

29

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1208 2/09

AZL® Dreyfus
Founders Equity Growth Fund
Annual Report
December 31, 2008

Management Discussion and Analysis Page 1

Expense Examples and Portfolio Composition Page 3

Schedule of Portfolio Investments
Page 5

Statement of Assets and Liabilities Page 8

Statement of Operations
Page 9

Statements of Changes in Net Assets Page 10

Financial Highlights Page 11

Notes to the Financial Statements
Page 12

Report of Independent Registered Public Accounting Firm Page 19

Other Federal Income Tax Information
Page 20

Other Information Page 21

Approval of Investment Advisory and Subadvisory Agreements Page 22

Information about the Board of Trustees and Officers Page 26
This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Dreyfus Founders Equity Growth Fund
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL® Dreyfus Founders Equity Growth Fund and Founders Asset Management LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
For the 12-month period ended December 31, 2008, the AZL® Dreyfus Founders Equity Growth Fund returned –41.63%. That compared to a
–38.44% total return for its benchmark, the Russell 1000® Growth Index1.
This Fund’s subadviser uses a bottom-up, fundamentals-based investment process to identify shares of firms that exhibit strong earnings growth, generally investing at least 80% of assets in shares of blue-chip companies. The period was an extremely difficult environment for growth stocks, as the financial crisis and recession severely lowered expected earnings growth. No sector of the benchmark index had positive returns for the period.*
Certain stocks in the consumer discretionary and consumer staples sectors aided both absolute and relative performance. Large positions in shares of a discount retailer, a grocery chain and a food products firm were insulated from a drop in consumer spending. These firms were insulated because the companies tend to sell items that are less susceptible to changes in consumer demand.*
Positions in select stocks in the computer hardware, Internet and computer peripherals industries detracted heavily from absolute performance, as lower earnings expectations and stalled growth seemed to outweigh the firms’ strong balance sheets and competitive positions in investors’ eyes. Selection of certain healthcare stocks detracted from returns as well, and were the primary reasons the Fund lagged its benchmark index.*
Shares of one investment services holding declined very sharply during the last four months of the period, due to shareholder redemptions. Management sold the Fund’s position in that stock during the period.*
Stock selection in the energy sector improved the Fund’s performance against its benchmark. The dramatic decline in crude oil prices hurt energy stocks, especially in the energy equipment and service industries. As a result, the Fund’s overweight position in larger, integrated oil company stocks, which outperformed other industries in the sector, added to the Fund’s relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.

[1]	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Dreyfus Founders Equity Growth Fund Review
Fund Objective
The Fund’s investment objective is long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval. In pursuit of its objective, the Fund normally invests at least 80% of its total assets in common stocks of large, well-established and mature companies of financial strength.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2008

				Since
	1	3	5	Inception
	Year	Year	Year	(11/5/01)

AZL® Dreyfus Founders Equity Growth Fund	-41.63%	-10.50%	-4.19%	-4.24%
Russell 1000® Growth Index	-38.44%	-9.11%	-3.42%	-2.71%

Expense Ratio
Gross	1.18%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.70%; and is limiting operating expenses to 1.20% through April 30, 2010. Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Dreyfus Founders Equity Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Dreyfus Founders Equity Growth Fund	$1,000.00	$650.80	$4.23	1.02%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Dreyfus Founders Equity Growth Fund	$1,000.00	$1,020.01	$5.18	1.02%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Dreyfus Founders Equity Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Air Freight & Logistics	0.9%
Airline	0.4
Beverages	1.4
Biotechnology	2.9
Capital Markets	1.6
Chemicals	2.5
Commercial Banks	0.8
Commercial Services & Supplies	2.8
Communications Equipment	5.0
Computers & Peripherals	5.4
Consumer Finance	1.5
Diversified Consumer Services	3.1
Diversified Financial Services	1.4
Diversified Telecommunication Services	1.4
Electrical Equipment	0.3
Energy Equipment & Services	1.2
Food & Staples Retailing	5.8
Food Products	3.0
Health Care Equipment & Supplies	1.4
Hotels, Restaurants & Leisure	1.1
Household Products	2.5
Insurance	2.1
Internet & Catalog Retail	0.9
Internet Software & Services	2.8
Life Sciences Tools & Services	2.2
Machinery	0.9
Media	1.0
Multiline Retail	0.3
Oil, Gas & Consumable Fuels	7.2
Personal Products	2.1
Pharmaceuticals	7.4
Road & Rail	1.6
Semiconductors & Semiconductor Equipment	5.5
Software	9.3
Specialty Retail	5.7
Tobacco	0.9
Investment Company	3.4

99.7%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks (96.3%):
Air Freight & Logistics (0.9%):

16,629	FedEx Corp.	$1,066,750

Airline (0.4%):

43,520	Delta Air Lines, Inc.*	498,739

Beverages (1.4%):

31,330	PepsiCo, Inc.	1,715,944

Biotechnology (2.9%):

14,538	Genentech, Inc.*	1,205,346
46,561	Gilead Sciences, Inc.*	2,381,129

		3,586,475

Capital Markets (1.6%):

123,541	Charles Schwab Corp.	1,997,658

Chemicals (2.5%):

22,009	Monsanto Co.	1,548,333
25,678	Praxair, Inc.	1,524,246

		3,072,579

Commercial Banks (0.8%):

33,645	Wells Fargo & Co.	991,855

Commercial Services & Supplies (2.8%):

106,677	Waste Management, Inc.	3,535,276

Communications Equipment (5.0%):

196,879	Cisco Systems, Inc.*	3,209,128
39,221	Juniper Networks, Inc.*	686,760
66,787	QUALCOMM, Inc.	2,392,978

		6,288,866

Computers & Peripherals (5.4%):

24,427	Apple, Inc.*	2,084,844
173,829	EMC Corp.*	1,819,990
76,548	Hewlett-Packard Co.	2,777,927

		6,682,761

Consumer Finance (1.5%):

35,012	Visa, Inc., Class A	1,836,379

Diversified Consumer Services (3.1%):

39,014	Apollo Group, Inc., Class A*	2,989,253
15,116	DeVry, Inc.	867,809

		3,857,062

Diversified Financial Services (1.4%):

36,069	JP Morgan Chase & Co.	1,137,256
6,292	Standard & Poors Depositary Receipt Trust Series 1	568,356

		1,705,612

Diversified Telecommunication Services (1.4%):

62,803	AT&T, Inc.	1,789,886

Electrical Equipment (0.3%):

14,922	Energy Conversion Devices, Inc.*	376,184

Energy Equipment & Services (1.2%):

34,122	Schlumberger, Ltd.	1,444,384

Food & Staples Retailing (5.8%):

36,544	CVS Caremark Corp.	1,050,275
75,796	Safeway, Inc.	1,801,671
77,585	Wal-Mart Stores, Inc.	4,349,415

		7,201,361

Food Products (3.0%):

62,174	Dean Foods Co.*	1,117,267
95,376	Kraft Foods, Inc.	2,560,845

		3,678,112

Health Care Equipment & Supplies (1.4%):

47,270	Covidien, Ltd.	1,713,065

Hotels, Restaurants & Leisure (1.1%):

56,584	Carnival Corp.	1,376,123

Household Products (2.5%):

18,214	Colgate-Palmolive Co.	1,248,388
30,247	Procter & Gamble Co.	1,869,869

		3,118,257

Insurance (2.1%):

26,748	Assurant, Inc.	802,440
99,166	UnumProvident Corp.	1,844,488

		2,646,928

Internet & Catalog Retail (0.9%):

21,851	Amazon.com, Inc.*	1,120,519

Internet Software & Services (2.8%):

95,524	Akamai Technologies, Inc.*	1,441,457
6,857	Google, Inc., Class A*	2,109,556

		3,551,013

Life Sciences Tools & Services (2.2%):

61,905	Life Technologies Corp.*	1,443,005
45,969	Pharmaceutical Product Development, Inc.	1,333,561

		2,776,566

Machinery (0.9%):

35,312	Dover Corp.	1,162,471

Media (1.0%):

53,095	Walt Disney Co. (The)	1,204,726

Multiline Retail (0.3%):

26,233	Nordstrom, Inc.	349,161

Oil, Gas & Consumable Fuels (7.2%):

12,842	Apache Corp.	957,114
32,920	ChevronTexaco Corp.	2,435,092
46,126	Exxon Mobil Corp.	3,682,239
8,600	Hess Corp.	461,304
40,119	Ultra Petroleum Corp.*	1,384,507

		8,920,256

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Personal Products (2.1%):

77,348	Avon Products, Inc.	$1,858,672
26,299	Estee Lauder Co., Inc. (The), Class A	814,217

		2,672,889

Pharmaceuticals (7.4%):

34,109	Abbott Laboratories	1,820,397
42,290	Allergan, Inc.	1,705,133
100,345	BioMarin Pharmaceutical, Inc.*	1,786,141
28,469	Johnson & Johnson Co.	1,703,300
70,674	Pfizer, Inc.	1,251,637
22,739	Shire plc, ADR	1,018,252

		9,284,860

Road & Rail (1.6%):

41,866	Union Pacific Corp.	2,001,195

Semiconductors & Semiconductor Equipment (5.5%):

112,941	Altera Corp.	1,887,244
65,369	Broadcom Corp., Class A*	1,109,312
171,147	Intel Corp.	2,509,015
33,097	KLA-Tencor Corp.	721,184
47,689	MEMC Electronic Materials, Inc.*	680,999

		6,907,754

Software (9.3%):

64,380	Activision Blizzard, Inc.*	556,243
70,301	Adobe Systems, Inc.*	1,496,708
21,644	Autodesk, Inc.*	425,305
63,903	Electronic Arts, Inc.*	1,025,004
319,282	Microsoft Corp.	6,206,842
105,165	Oracle Corp.*	1,864,576

		11,574,678

Specialty Retail (5.7%):

28,292	Bed Bath & Beyond, Inc.*	719,183
53,670	Best Buy Co., Inc.	1,508,664
36,017	GameStop Corp., Class A*	780,128
121,066	Gap, Inc. (The)	1,621,074
80,655	Home Depot, Inc.	1,856,678
26,993	Tiffany & Co.	637,844

		7,123,571

Tobacco (0.9%):

26,929	Philip Morris International, Inc.	1,171,681

Total Common Stocks (Cost $152,820,037)		120,001,596

Investment Company (3.4%):
4,244,994	Dreyfus Treasury Prime Cash Management, 0.17%(a)	4,244,994

Total Investment Company (Cost $4,244,994)		4,244,994

Total Investment Securities (Cost $157,065,031)(b) — 99.7%		124,246,590
Net other assets (liabilities) — 0.3%		354,970

Net Assets — 100.0%		$124,601,560

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

ADR—American Depository Receipt

PLC—Public Liability Co.

(a)	The rate presented represents the effective yield at December 31, 2008.

(b)	Cost for federal income tax purposes is $159,381,401. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$3,540,421
Unrealized depreciation	(38,675,232)

Net unrealized depreciation	$(35,134,811)

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2008

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country	Percentage
United States	94.4%
Bermuda	1.4%
Netherlands	1.2%
Canada	1.1%
Panama	1.1%
United Kingdom	0.8%

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL Dreyfus
Founders Equity
Growth Fund

Assets:
Investment securities, at cost	$157,065,031

Investment securities, at value	$124,246,590
Interest and dividends receivable	152,556
Receivable for capital shares issued	48,240
Receivable for investments sold	1,899,910
Prepaid expenses	3,480

Total Assets	126,350,776

Liabilities:
Payable for investments purchased	1,565,468
Manager fees payable	70,961
Administration fees payable	5,070
Distribution fees payable	25,343
Administrative and compliance services fees payable	2,020
Other accrued liabilities	80,354

Total Liabilities	1,749,216

Net Assets	$124,601,560

Net Assets Consist of:
Capital	$186,784,525
Accumulated net investment income/(loss)	692,923
Accumulated net realized gains/(losses) from investment transactions	(30,057,447)
Net unrealized appreciation/(depreciation) on investments	(32,818,441)

Net Assets	$124,601,560

Shares of beneficial interest (unlimited number of shares authorized, no par value)	21,258,941
Net Asset Value (offering and redemption price per share)	$5.86

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL Dreyfus
Founders Equity
Growth Fund

Investment Income:
Interest	$19,908
Dividends	2,639,296
Income from securities lending	68,549

Total Investment Income	2,727,753

Expenses:
Manager fees	1,597,458
Administration fees	84,832
Distribution fees	519,986
Custodian fees	7,241
Administrative and compliance service fees	8,457
Trustees’ fees	11,180
Professional fees	11,977
Shareholder reports	17,263
Recoupment of prior expenses reimbursed by the Manager	8,882
Interest expense on cash overdraft	20,432
Other expenses	899

Total expenses before reductions	2,288,607
Less expenses waived/reimbursed by the Manager	(141,495)
Less expenses paid indirectly	(112,282)

Net expenses	2,034,830

Net Investment Income/(Loss)	692,923

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(29,399,249)
Change in unrealized appreciation/(depreciation) on investments	(74,638,499)

Net Realized/Unrealized Gains/(Losses) on Investments	(104,037,748)

Change in Net Assets Resulting From Operations	$(103,344,825)

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Dreyfus
	Founders Equity Growth Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

Change in Net Assets:
Operations:
Net investment income/(loss)	$692,923	$593,429
Net realized gains/(losses) on investment transactions	(29,399,249)	17,619,790
Change in unrealized appreciation/(depreciation) on investments	(74,638,499)	(6,999,419)

Change in net assets resulting from operations	(103,344,825)	11,213,800

Dividends to Shareholders:
From net investment income	(593,419)	(110,000)
From net realized gains on investments	(17,583,169)	(4,303,104)

Change in net assets resulting from dividends to shareholders	(18,176,588)	(4,413,104)

Capital Transactions:
Proceeds from shares issued	15,132,324	29,182,232
Proceeds from shares issued in merger	—	168,844,542
Proceeds from dividends reinvested	18,176,588	4,413,104
Value of shares redeemed	(79,869,787)	(37,405,893)

Change in net assets resulting from capital transactions	(46,560,875)	165,033,985

Change in net assets	(168,082,288)	171,834,681
Net Assets:
Beginning of period	292,683,848	120,849,167

End of period	$124,601,560	$292,683,848

Accumulated net investment income/(loss)	$692,923	$593,429

Share Transactions:
Shares issued	1,964,260	2,675,344
Shares issued in merger	—	15,321,646
Dividends reinvested	2,224,797	411,670
Shares redeemed	(9,411,794)	(3,414,602)

Change in shares	(5,222,737)	14,994,058

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$11.05	$10.52	$9.84	$9.77	$9.07

Investment Activities:
Net Investment Income/(Loss)	0.04	0.02	0.01	— (a)	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	(4.40)	0.89	1.22	0.44	0.66
Net realized gain from payment by
affiliate for the disposal of investments in violation of restrictions	—	—	—	—	0.01

Total from Investment Activities	(4.36)	0.91	1.23	0.44	0.70

Dividends to Shareholders From:
Net Investment Income	(0.03)	(0.01)	— (a)	(0.03)	—
Net Realized Gains	(0.80)	(0.37)	(0.55)	(0.34)	—

Total Dividends	(0.83)	(0.38)	(0.55)	(0.37)	—

Net Asset Value, End of Period	$5.86	$11.05	$10.52	$9.84	$9.77

Total Return(b)	(41.63)%	8.75%	12.93%	4.56%	7.72%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$124,602	$292,684	$120,849	$88,325	$76,509
Net Investment Income/(Loss)	0.33%	0.34%	0.12%	0.00%	0.36%
Expenses Before Reductions(c)	1.10%	1.23%	1.19%	1.22%	1.26%
Expenses Net of Reductions	0.98%	1.17%	1.19%	1.19%	1.17%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.03%	1.20%	1.19%	1.20%	N/A
Portfolio Turnover Rate	127.46%	73.29%	117.91%	134.74%	171.66%

(a)	Amount less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Dreyfus Founders Equity Growth Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange ( generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement between the Manager and Founders Asset Management LLC (“Founders”), Founders provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.20%.

The fees payable to the Manager are based on a tiered structure for various net asset levels as follows: the first $10 million at 1.00%, the next $10 million at 0.875% and over $20 million at 0.75%. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fees through April 30, 2010 to a rate of 0.70% on net assets of the Fund.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager At December 31, 2008, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $9,102 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 — Quoted Prices	$124,246,590	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$124,246,590	$—

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Dreyfus Founders Equity Growth Fund	$264,639,332	$332,017,638

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2016
AZL Dreyfus Founders Equity Growth Fund	$14,657,061

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $13,084,016 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Founders Equity Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Dreyfus Founders Equity Growth Fund	$4,460,702	$13,715,886	$18,176,588

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Dreyfus Founders Equity Growth Fund	$1,537,873	$2,875,231	$4,413,104

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

	Undistributed		Accumulated		Total
	Ordinary	Accumulated	Capital and	Unrealized	Accumulated
	Income	Earnings	Other Losses	Depreciation(a)	Earnings (Deficit)
AZL Dreyfus Founders Equity Growth Fund	$692,923	$692,923	$(27,741,077)	$(35,134,811)	$(62,182,965)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Dreyfus Founders Equity Growth Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 51.85% of the total ordinary income distributions paid during the year ended December 31, 2008 qualify for the corporate dividends received deduction.

For the period ended December 31, 2008, the Fund had net long-term capital gains of $13,715,886.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

22

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

23

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

24

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

25

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

26

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

27

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1208 2/09

AZL® First Trust Target
Double Play Fund
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® First Trust Target Double Play Fund
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL® First Trust Target Double Play Fund and First Trust Advisors L.P. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
For the 12-month period ended December 31, 2008, the AZL® First Trust Target Double Play Fund returned returned –53.66%. That compared to a –37.31%, and –37.00% total return for its benchmarks, the Russell 3000® Index1 and the S&P 500 Index1, respectively.
A large overweight position in the materials sector (27.5% average weight, versus 3.5% for the S&P 500) hurt relative performance. The materials sector was the second-worst performing sector in the benchmark for the year as the recent commodity boom came to a close. Poor stock selection in the consumer discretionary sector also contributed negatively to the Fund’s performance relative to the two indices.*
An underweight position in health care stocks (2.3% average weight versus 12.7% for the S&P 500) and poor stock selection in the sector also weighed on relative performance, as did an underweight position in consumer staples (3.4% average weight versus 11.5% for the S&P 500.*
An overweight position in utilities (11.8% average weight versus 3.8% for the S&P 500) added significantly to relative performance. The utilities sector was the third-best performing of the 10 sectors in the benchmark S&P 500 during 2008.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.

[1]	The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® First Trust Target Double Play Fund Review
Fund Objective
The investment objective of the Fund is total return. The Fund seeks to achieve its objective by investing in the common stocks of companies that are identified by a model based on two separate strategies. Approximately one-half of the common stocks in the Fund’s portfolio are selected using The Dow® Target Dividend Strategy, and the other one-half are selected using the Value Line® Target 25 Strategy. While both of these strategies seek to provide above-average total return, each strategy follows a different principal investment strategy.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2008

		Since
	1	Inception
	Year	(12/27/06)
AZL® First Trust Target Double Play Fund	-53.66%	-29.25%
Russell 3000® Index	-37.31%	-18.98%
S&P 500 Index	-37.00%	-18.63%

Expense Ratio
Gross	1.03%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.45% and is limiting operating expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, to 0.79% through April 30, 2010. Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Funds performance is measured against the Russell 3000® Index and the S&P 500 Index. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The S&P 500 Index is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. stock market as a whole. The indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL First Trust Target Double Play Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL First Trust Target Double Play Fund	$1,000.00	$515.70	$3.05	0.80%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL First Trust Target Double Play Fund	$1,000.00	$1,021.11	$4.06	0.80%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL First Trust Target Double Play Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Aerospace & Defense	0.5%
Auto Components	2.2
Biotechnology	6.4
Chemicals	4.7
Commercial Banks	14.3
Commercial Services & Supplies	2.6
Containers & Packaging	1.1
Diversified Consumer Services	9.5
Electric Utilities	2.6
Food & Staples Retailing	4.5
Food Products	2.8
Health Care Equipment & Supplies	2.2
Health Care Technology	0.5
Hotels, Restaurants & Leisure	5.2
Industrial Conglomerate	2.1
IT Services	1.0
Machinery	3.0
Media	2.4
Metals & Mining	1.6
Multi-Utilities	4.7
Multiline Retail	6.7
Paper & Forest Products	2.3
Specialty Retail	6.6
Thrifts & Mortgage Finance	4.6
Tobacco	2.2
Investment Company	3.3

99.6%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks (96.3%):
Aerospace & Defense (0.5%):

5,486	Axsys Technologies, Inc.*	$300,962

Auto Components (2.2%):

117,531	Superior Industries International, Inc.	1,236,426

Biotechnology (6.4%):

36,016	Amgen, Inc.*	2,079,924
23,495	Myriad Genetics, Inc.*	1,556,779

		3,636,703

Chemicals (4.7%):

40,636	Eastman Chemical Co.	1,288,568
55,949	Sensient Technologies Corp.	1,336,062

		2,624,630

Commercial Banks (14.3%):

125,323	First Bancorp	1,396,098
116,916	FNB Corp.	1,543,291
172,965	Huntington Bancshares, Inc.	1,324,912
134,220	Regions Financial Corp.	1,068,391
44,356	SunTrust Banks, Inc.	1,310,276
97,686	Umpqua Holdings Corp.	1,413,517

		8,056,485

Commercial Services & Supplies (2.6%):

106,779	R.R. Donnelley & Sons Co.	1,450,059

Containers & Packaging (1.1%):

18,598	Rock-Tenn Co., Class A	635,680

Diversified Consumer Services (9.5%):

26,197	Apollo Group, Inc., Class A*	2,007,214
19,254	ITT Educational Services, Inc.*	1,828,745
7,103	Strayer Education, Inc.	1,522,954

		5,358,913

Electric Utilities (2.6%):

45,529	Pinnacle West Capital Corp.	1,462,847

Food & Staples Retailing (4.5%):

6,280	Nash Finch Co.	281,909
11,379	Spartan Stores, Inc.	264,562
35,514	Wal-Mart Stores, Inc.	1,990,915

		2,537,386

Food Products (2.8%):

47,920	Flowers Foods, Inc.	1,167,331
15,535	Treehouse Foods, Inc.*	423,174

		1,590,505

Health Care Equipment & Supplies (2.2%):

28,619	CryoLife, Inc.*	277,890
11,197	Greatbatch, Inc.*	296,273
29,377	STERIS Corp.	701,816

		1,275,979

Shares or
Principal		Fair
Amount		Value
Health Care Technology (0.5%):

9,581	Computer Programs & Systems, Inc.	256,771

Hotels, Restaurants & Leisure (5.2%):

34,771	McDonald’s Corp.	2,162,408
14,583	Panera Bread Co., Class A*	761,816

		2,924,224

Industrial Conglomerate (2.1%):

86,205	Textron, Inc.	1,195,663

IT Services (1.0%):

10,672	ManTech International Corp., Class A*	578,316

Machinery (3.0%):

95,872	Briggs & Stratton Corp.	1,686,388

Media (2.4%):

185,133	New York Times Co., Class A	1,357,025

Metals & Mining (1.6%):

15,111	Compass Minerals International, Inc.	886,411

Multi-Utilities (4.7%):

113,458	NiSource, Inc.	1,244,634
39,534	SCANA Corp.	1,407,411

		2,652,045

Multiline Retail (6.7%):

46,250	Dollar Tree, Inc.*	1,933,250
69,690	Family Dollar Stores, Inc.	1,816,818

		3,750,068

Paper & Forest Products (2.3%):

115,608	MeadWestvaco Corp.	1,293,654

Specialty Retail (6.6%):

18,511	AutoZone, Inc.*	2,581,729
21,902	Buckle, Inc. (The)	477,902
17,838	Tractor Supply Co.*	644,665

		3,704,296

Thrifts & Mortgage Finance (4.6%):

86,093	First Niagara Financial Group, Inc.	1,392,124
80,323	Washington Federal, Inc.	1,201,632

		2,593,756

Tobacco (2.2%):

41,160	Universal Corp.	1,229,449

Total Common Stocks (Cost $56,108,411)		54,274,641

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Investment Company (3.3%):
1,890,177	Dreyfus Treasury Prime Cash Management, 0.17%(a)	$1,890,177

Total Investment Company (Cost $1,890,177)		1,890,177

Total Investment Securities (Cost $57,998,588)(b) — 99.6%		56,164,818
Net other assets (liabilities) — 0.4%		207,404

Net Assets — 100.0%		$56,372,222

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

(a)	The rate presented represents the effective yield at December 31, 2008.

(b)	Cost for federal income tax purposes is $59,128,856. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$2,646,230
Unrealized depreciation	(5,610,268)

Net unrealized depreciation	$(2,964,038)

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country	Percentage
United States	97.5%
Puerto Rico	2.5%

Total	100%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL First
Trust Target
Double Play
Fund

Assets:
Investment securities, at cost	$57,998,588

Investment securities, at value	$56,164,818
Interest and dividends receivable	131,879
Receivable for capital shares issued	116,346
Prepaid expenses	1,513

Total Assets	56,414,556

Liabilities:
Payable for capital shares redeemed	534
Manager fees payable	16,380
Administration fees payable	2,214
Distribution fees payable	11,067
Administrative and compliance services fees payable	871
Other accrued liabilities	11,268

Total Liabilities	42,334

Net Assets	$56,372,222

Net Assets Consist of:
Capital	$113,528,828
Accumulated net investment income/(loss)	1,833,668
Accumulated net realized gains/(losses) from investment transactions	(57,156,504)
Net unrealized appreciation/(depreciation) on investments	(1,833,770)

Net Assets	$56,372,222

Shares of beneficial interest (unlimited number of shares authorized, no par value)	11,379,331
Net Asset Value (offering and redemption price per share)	$4.95

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL First
Trust Target
Double Play
Fund

Investment Income:
Interest	$9,498
Dividends	2,124,453
Income from securities lending	311,783

Total Investment Income	2,445,734

Expenses:
Manager fees	472,209
Administration fees	35,115
Distribution fees	197,141
Custodian fees	33,830
Administrative and compliance service fees	3,284
Trustees’ fees	6,643
Professional fees	11,950
Shareholder reports	8,531
Interest expense on cash overdraft	9,840
Other expenses	3,481

Total expenses before reductions	782,024
Less expenses waived/reimbursed by the Manager	(149,220)
Less expenses paid indirectly	(20,738)

Net expenses	612,066

Net Investment Income/(Loss)	1,833,668

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(54,474,768)
Change in unrealized appreciation/(depreciation) on investments	(3,354,038)

Net Realized/ Unrealized Gains/ (Losses) on Investments	(57,828,806)

Change in Net Assets Resulting From Operations	$(55,995,138)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL First Trust Target Double Play Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

Change in Net Assets:
Operations:
Net investment income/(loss)	$1,833,668	$601,466
Net realized gains/(losses) on investment transactions	(54,474,768)	(2,671,586)
Change in unrealized appreciation/(depreciation) on investments	(3,354,038)	1,521,090

Change in net assets resulting from operations	(55,995,138)	(549,030)

Dividends to Shareholders:
From net investment income	(605,674)	(31)
From net realized gains on investments	(10,140)	—

Change in net assets resulting from dividends to shareholders	(615,814)	(31)

Capital Transactions:
Proceeds from shares issued	56,144,174	98,761,513
Proceeds from dividends reinvested	615,814	31
Value of shares redeemed	(31,323,796)	(10,764,712)

Change in net assets resulting from capital transactions	25,436,192	87,996,832

Change in net assets	(31,174,760)	87,447,771
Net Assets:
Beginning of period	87,546,982	99,211

End of period	$56,372,222	$87,546,982

Accumulated net investment income/(loss)	$1,833,668	$601,468

Share Transactions:
Shares issued	6,899,761	9,167,624
Dividends reinvested	75,283	3
Shares redeemed	(3,729,617)	(1,043,723)

Change in shares	3,245,427	8,123,904

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

			December 27,
	Year Ended		2006 to
	December 31,		December 31,
	2008	2007	2006 (a)

Net Asset Value, Beginning of Period	$10.76	$9.92	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.15	0.07	— (b)
Net Realized and Unrealized Gains/(Losses) on Investments	(5.90)	0.77 (c)	(0.08)

Total from Investment Activities	(5.75)	0.84	(0.08)

Dividends to Shareholders From:
Net Investment Income	(0.06)	— (b)	—
Net Realized Gains	— (b)	—	—

Total Dividends	(0.06)	— (b)	—

Net Asset Value, End of Period	$4.95	$10.76	$9.92

Total Return(d) (e)	(53.66)%	8.47%	(0.80)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$56,372	$87,547	$99
Net Investment Income/(Loss)(f)	2.33%	1.41%	2.98%
Expenses Before Reductions(f) (g)	0.99%	1.03%	0.97%
Expenses Net of Reductions(f)	0.78%	0.79%	0.79%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(f) (h)	0.80%	N/A	N/A
Portfolio Turnover Rate(e)	83.16%	168.71%	0.00%

(a)	Period from commencement of operations.

(b)	Amount less than $0.005.

(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating fair values during the period.

(d)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(e)	Not annualized for periods less than one year.

(f)	Annualized for periods less than one year.

(g)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(h)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL First Trust Target Double Play Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Notes to the Financial Statements, continued
December 31, 2008

hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Notes to the Financial Statements, continued
December 31, 2008

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Notes to the Financial Statements, continued
December 31, 2008

to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to an amended and restated subadvisory agreement between the Manager and First Trust Advisors L.P. (“First Trust”), First Trust provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 0.79%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL First Trust Target Double Play Fund	0.60%	0.79%

*	The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.45% through April 30, 2010.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. At December 31, 2008, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

	Expires	Expires	Expires
	12/31/2009	12/31/2010	12/31/2011
AZL First Trust Target Double Play Fund	$ —**	$37,145	$31,865

**	Amount less than $0.50.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Notes to the Financial Statements, continued
December 31, 2008

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $3,305 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Notes to the Financial Statements, continued
December 31, 2008

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 — Quoted Prices	$56,164,818	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$56,164,818	$—

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL First Trust Target Double Play Fund	$90,144,638	$65,082,727

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2016
AZL First Trust Target Double Play Fund	$3,176,938

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $52,849,298 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL First Trust Target Double Play Fund
Notes to the Financial Statements, continued
December 31, 2008

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL First Trust Target Double Play Fund	$615,814	$—	$615,814

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL First Trust Target Double Play Fund	$31	$—	$31

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Total
	Undistributed		Accumulated		Accumulated
	Ordinary	Accumulated	Capital and	Unrealized	Earnings
	Income	Earnings	Other Losses	Depreciation(a)	(Deficit)

AZL First Trust Target Double Play Fund	$1,833,668	$1,833,668	$(56,026,236)	$(2,964,038)	$(57,156,606)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL First Trust Target Double Play Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 100.00% of the total ordinary income distributions paid during the year ended December 31, 2008 qualify for the corporate dividends received deduction.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

21

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

22

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

23

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

25

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

26

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1208 2/09

AZL® Franklin
Small Cap Value Fund
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Franklin Small Cap Value Fund
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL® Franklin Small Cap Value Fund and Franklin Advisory Services, LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
For the 12-month period ended December 31, 2008 the AZL® Franklin Small Cap Value Fund returned –33.73%. That compared to a
–28.92% total return for its benchmark, the Russell 2000® Value Index1.
The Fund’s subadviser, Franklin Advisory Services, LLC, employs a bottom-up stock selection process and constructs the portfolio without regard to the benchmark. As result, the portfolio frequently contains sector and security allocations that are significantly different than those of the index.
The period was among the worst ever for the U.S. stock market. An economic downturn, highlighted by the government’s abrupt conservatorship of Fannie Mae and Freddie Mac and the failure of several blue-chip financial institutions, roiled the equity markets. Prices for oil and other commodities rose dramatically through much of the first half of the period, then retreated rapidly. Jobless claims mounted, and The Conference Board’s Consumer Confidence Index fell to its lowest level since it began in 1967.
Small-cap value stocks held up better than most types of stocks through this difficult environment. The Russell 2000® Value Index had the best return of any of Russell’s U.S. style indices for the period, performing better than the Russell 2000® Growth Index1 by nearly 10 percentage points.*
Larger-than-benchmark positions in the energy and consumer discretionary sectors hindered the Fund’s relative return. The performance of individual stocks in those sectors also weighed on returns, as did shares of a metals processing company in the materials sector.*
Performance in the industrials sector was mixed: Certain positions weighed on the Fund’s relative returns, while others helped the Fund’s returns on both an absolute and relative basis. Meanwhile, positions in stocks of several insurance companies and a regional bank improved relative performance.*
Stock selection and an underweighted stake in the information technology sector boosted the Fund’s relative performance, as did a lack of exposure to the telecommunication services sector.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.

[1]	The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Franklin Small Cap Value Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term total return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by normally investing at least 80% of its assets in small capitalization companies. The Fund invests a significant portion of its assets in common stocks of companies with below average price-to-earnings ratios1 relative to the market and their respective industry groups and, as a temporary defensive position, invests a portion of its assets in income producing securities.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Smaller companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2008

				Since
	1	3	5	Inception
	Year	Year	Year	(5/1/03)

AZL® Franklin Small Cap Value Fund	-33.73%	-9.90%	-0.74%	3.82%
Russell 2000® Value Index	-28.92%	-7.49%	0.27%	6.44%

Expense Ratio
Gross	1.11%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have entered into a written contract limiting operating expenses to 1.35% through April 30, 2010. Additional information pertaining to the
December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 2000® Value Index, an unmanaged index that measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Franklin Small Cap Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund! and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08-12/31/08
AZL Franklin Small Cap Value Fund	$1,000.00	$699.20	$4.91	1.15%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08-12/31/08
AZL Franklin Small Cap Value Fund	$1,000.00	$1,019.36	$5.84	1.15%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Franklin Small Cap Value Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Airline	1.8%
Auto Components	1.9
Automobiles	1.8
Building Products	5.4
Chemicals	4.9
Commercial Banks	1.7
Commercial Services & Supplies	2.7
Communications Equipment	0.2
Computers & Peripherals	0.4
Construction & Engineering	0.7
Containers & Packaging	0.8
Diversified Consumer Services	0.6
Electric Utilities	1.8
Electrical Equipment	3.1
Electronic Equipment & Instruments	4.5
Energy Equipment & Services	4.7
Food & Staples Retailing	1.2
Gas Utilities	1.1
Health Care Equipment & Supplies	1.8
Household Durables	4.6
Industrial Conglomerates	1.9
Insurance	14.8
Leisure Equipment & Products	0.5
Machinery	11.0
Marine	0.9
Metals & Mining	5.6
Multiline Retail	1.5
Oil, Gas & Consumable Fuels	1.5
Paper & Forest Products	0.9
Road & Rail	1.8
Semiconductors & Semiconductor Equipment	1.4
Specialty Retail	3.6
Textiles, Apparel & Luxury Goods	2.1
Thrifts & Mortgage Finance	2.1
Trading Companies & Distributors	0.6
Investment Company	5.5

101.4%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks (95.9%):
Airline (1.8%):

180,000	SkyWest, Inc.	$3,348,000

Auto Components (1.9%):

81,895	Autoliv, Inc.	1,757,467
181,500	Gentex Corp.	1,602,645

		3,360,112

Automobiles (1.8%):

310,000	Monaco Coach Corp.	158,100
170,500	Thor Industries, Inc.	2,247,190
130,000	Winnebago Industries, Inc.	783,900

		3,189,190

Building Products (5.4%):

85,000	American Woodmark Corp.	1,549,550
222,000	Apogee Enterprises, Inc.	2,299,920
90,200	Simpson Manufacturing Co., Inc.	2,503,952
130,000	Universal Forest Products, Inc.	3,498,300

		9,851,722

Chemicals (4.9%):

60,000	Airgas, Inc.	2,339,400
72,549	Cabot Corp.	1,110,000
188,900	RPM International, Inc.	2,510,481
180,000	Westlake Chemical Corp.	2,932,200

		8,892,081

Commercial Banks (1.7%):

100,000	Chemical Financial Corp.	2,788,000
14,700	Peoples Bancorp, Inc.	281,211

		3,069,211

Commercial Services & Supplies (2.7%):

134,400	ABM Industries, Inc.	2,560,320
100,000	Mine Safety Appliances Co.	2,391,000

		4,951,320

Communications Equipment (0.2%):

25,000	Avocent Corp.*	447,750

Computers & Peripherals (0.4%):

25,000	Diebold, Inc.	702,250

Construction & Engineering (0.7%):

57,000	Emcor Group, Inc.*	1,278,510

Containers & Packaging (0.8%):

40,000	AptarGroup, Inc.	1,409,600

Diversified Consumer Services (0.6%):

70,000	Regis Corp.	1,017,100

Electric Utilities (1.8%):

336,000	NV Energy, Inc.	3,323,040

Electrical Equipment (3.1%):

28,800	A.O. Smith Corp.	850,176
121,000	Brady Corp., Class A	2,897,950
60,000	Franklin Electric Co., Inc.	1,686,600
9,900	Powell Industries, Inc.*	287,298

		5,722,024

Electronic Equipment & Instruments (4.5%):

260,000	Benchmark Electronics, Inc.*	3,320,200
30,000	Mettler-Toledo International, Inc.*	2,022,000
41,000	Rofin-Sinar Technologies, Inc.*	843,780
45,000	Roper Industries, Inc.	1,953,450

		8,139,430

Energy Equipment & Services (4.7%):

48,200	Atwood Oceanics, Inc.*	736,496
65,000	Bristow Group, Inc.*	1,741,350
6,500	CARBO Ceramics, Inc.	230,945
250,000	Global Industries, Ltd.*	872,500
72,700	Oil States International, Inc.*	1,358,763
81,000	Rowan Cos., Inc.	1,287,900
24,400	Tidewater, Inc.	982,588
49,700	Unit Corp.*	1,327,984

		8,538,526

Food & Staples Retailing (1.2%):

95,000	Casey’s General Stores, Inc.	2,163,150

Gas Utilities (1.1%):

35,000	Atmos Energy Corp.	829,500
37,800	Energen Corp.	1,108,674

		1,938,174

Health Care Equipment & Supplies (1.8%):

55,000	STERIS Corp.	1,313,950
50,500	West Pharmaceutical Services, Inc.	1,907,385

		3,221,335

Household Durables (4.6%):

1,000	Bassett Furniture Industries, Inc.	3,350
202,300	D. R. Horton, Inc.	1,430,261
90,000	Ethan Allen Interiors, Inc.	1,293,300
180,000	Hooker Furniture Corp.	1,378,800
238,920	La-Z-Boy, Inc.	518,456
70,000	M.D.C. Holdings, Inc.	2,121,000
153,800	M/I Homes, Inc.	1,621,052

		8,366,219

Industrial Conglomerates (1.9%):

95,000	Carlisle Cos., Inc.	1,966,500
30,000	Teleflex, Inc.	1,503,000

		3,469,500

Insurance (14.8%):

21,400	American National Insurance Co.	1,577,822
70,400	Arthur J. Gallagher & Co.	1,824,064

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Insurance, continued

135,000	Aspen Insurance Holdings, Ltd.	$3,273,750
50,100	Erie Indemnity Co., Class A	1,885,263
125,000	IPC Holdings, Ltd.	3,737,500
195,000	Montpelier Re Holdings, Ltd.	3,274,050
450,000	Old Republic International Corp.	5,364,000
97,000	Protective Life Corp.	1,391,950
32,000	RLI Corp.	1,957,120
45,000	StanCorp Financial Group, Inc.	1,879,650
333,800	Syncora Holdings, Ltd.*	56,746
22,900	Zenith National Insurance Corp.	722,953

		26,944,868

Leisure Equipment & Products (0.5%):

232,100	Brunswick Corp.	977,141

Machinery (11.0%):

17,600	Astec Industries, Inc.*	551,408
103,000	Briggs & Stratton Corp.	1,811,770
22,600	Circor International Inc.	621,500
18,000	CNH Global NV	280,800
88,600	Graco, Inc.	2,102,478
95,000	Kennametal, Inc.	2,108,050
43,600	Lincoln Electric Holdings, Inc.	2,220,548
124,800	Mueller Industries, Inc.	3,129,984
62,900	Nordson Corp.	2,031,041
26,000	Timken Co.	510,380
109,800	Trinity Industries, Inc.	1,730,448
260,000	Wabash National Corp.	1,170,000
70,000	Watts Water Technologies, Inc., Class A	1,747,900

		20,016,307

Marine (0.9%):

38,592	General Maritime Corp.	416,793
60,000	Teekay Shipping Corp.	1,179,000

		1,595,793

Metals & Mining (5.6%):

337,600	Gerdau Ameristeel Corp.	2,045,856
225,000	Gibraltar Industries, Inc.	2,686,500
100,000	Reliance Steel & Aluminum Co.	1,994,000
273,000	Steel Dynamics, Inc.	3,052,140
10,000	United States Steel Corp.	372,000

		10,150,496

Multiline Retail (1.5%):

135,000	Fred’s, Inc.	1,452,600
208,200	Saks, Inc.*	911,916
274,000	Tuesday Morning Corp.*	446,620

		2,811,136

Oil, Gas & Consumable Fuels (1.5%):

42,400	Arch Coal, Inc.	690,696
94,900	Helix Energy Solutions Group, Inc.*	687,076
32,500	Overseas Shipholding Group, Inc.	1,368,575

		2,746,347

Paper & Forest Products (0.9%):

160,000	Glatfelter	1,488,000
99,200	Mercer International, Inc.*	190,464

		1,678,464

Road & Rail (1.8%):

82,200	Genesee & Wyoming, Inc., Class A*	2,507,100
41,900	Kansas City Southern Industries, Inc.*	798,195

		3,305,295

Semiconductors & Semiconductor Equipment (1.4%):

180,000	Cohu, Inc.	2,187,000
69,300	OmniVision Technologies, Inc.*	363,825

		2,550,825

Specialty Retail (3.6%):

286,000	Christopher & Banks Corp.	1,601,600
86,300	Group 1 Automotive, Inc.	929,451
38,300	Gymboree Corp.*	999,247
139,600	Men’s Wearhouse, Inc.	1,890,184
167,000	Pier 1 Imports, Inc.*	61,790
118,600	West Marine, Inc.*	502,864
149,100	Zale Corp.*	496,503

		6,481,639

Textiles, Apparel & Luxury Goods (2.1%):

200,000	Brown Shoe Co., Inc.	1,694,000
61,600	Timberland Co., Class A*	711,480
74,000	Warnaco Group, Inc. (The)*	1,452,620

		3,858,100

Thrifts & Mortgage Finance (2.1%):

285,000	Corus Bankshares, Inc.	316,350
373,500	TrustCo Bank Corp.	3,551,985

		3,868,335

Trading Companies & Distributors (0.6%):

56,100	Applied Industrial Technologies, Inc.	1,061,412

Total Common Stocks (Cost $251,313,965)		174,444,402

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Investment Company (5.5%):
10,085,658	Dreyfus Treasury Prime Cash Management, 0.17%(a)	$10,085,658

Total Investment Company (Cost $10,085,658)		10,085,658

Total Investment Securities (Cost $261,399,623)(b) — 101.4%		184,530,060
Net other assets (liabilities) — (1.4)%		(2,589,115)

Net Assets — 100.0%		$181,940,945

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

(a)	The rate presented represents the effective yield at December 31, 2008.

(b)	Cost for federal income tax purposes is $261,648,363. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$8,360,563
Unrealized depreciation	(85,478,866)

Net unrealized depreciation	$(77,118,303)

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country	Percentage
United States	92.3%
Bermuda	5.6%
Canada	1.1%
Marshall Islands	0.6%
Greece	0.2%
Netherlands	0.2%

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL
Franklin Small
Cap Value
Fund

Assets:
Investment securities, at cost	$261,399,623

Investment securities, at value	$184,530,060
Interest and dividends receivable	260,117
Receivable for capital shares issued	88,141
Prepaid expenses	4,694

Total Assets	184,883,012

Liabilities:
Payable for investments purchased	2,708,411
Payable for capital shares redeemed	26,796
Manager fees payable	105,603
Administration fees payable	7,036
Distribution fees payable	35,201
Administrative and compliance services fees payable	3,018
Other accrued liabilities	56,002

Total Liabilities	2,942,067

Net Assets	$181,940,945

Net Assets Consist of:
Capital	$278,227,699
Accumulated net investment income/(loss)	2,836,292
Accumulated net realized gains/(losses) from investment transactions	(22,253,483)
Net unrealized appreciation/(depreciation) on investments	(76,869,563)

Net Assets	$181,940,945

Shares of beneficial interest (unlimited number of shares authorized, no par value)	17,645,948
Net Asset Value (offering and redemption price per share)	$10.31

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL
Franklin Small
Cap Value
Fund

Investment Income:
Interest	$76,220
Dividends	4,902,128
Income from securities lending	1,014,249

Total Investment Income	5,992,597

Expenses:
Manager fees	2,120,405
Administration fees	125,546
Distribution fees	706,802
Custodian fees	30,745
Administrative and compliance service fees	11,862
Trustees’ fees	24,788
Professional fees	51,519
Shareholder reports	59,248
Interest expense on cash overdraft	18,795
Other expenses	18,461

Total expenses	3,168,171

Net Investment Income/(Loss)	2,824,426

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(22,021,036)
Change in unrealized appreciation/(depreciation) on investments	(82,701,309)

Net Realized/ Unrealized Gains/(Losses) on Investments	(104,722,345)

Change in Net Assets Resulting From Operations	$(101,897,919)

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Franklin
	Small Cap Value Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

Change in Net Assets:
Operations:
Net investment income/(loss)	$2,824,426	$3,083,201
Net realized gains/(losses) on investment transactions	(22,021,036)	13,043,284
Change in unrealized appreciation/(depreciation) on investments	(82,701,309)	(34,462,867)

Change in net assets resulting from operations	(101,897,919)	(18,336,382)

Dividends to Shareholders:
From net investment income	(3,114,102)	(2,042,498)
From net realized gains on investments	(13,242,589)	(13,934,886)

Change in net assets resulting from dividends to shareholders	(16,356,691)	(15,977,384)

Capital Transactions:
Proceeds from shares issued	67,107,910	88,128,623
Proceeds from dividends reinvested	16,356,691	15,977,384
Value of shares redeemed	(145,072,873)	(102,061,696)

Change in net assets resulting from capital transactions	(61,608,272)	2,044,311

Change in net assets	(179,862,882)	(32,269,455)
Net Assets:
Beginning of period	361,803,827	394,073,282

End of period	$181,940,945	$361,803,827

Accumulated net investment income/(loss)	$2,836,292	$3,125,968

Share Transactions:
Shares issued	4,865,565	4,762,201
Dividends reinvested	1,102,203	924,617
Shares redeemed	(10,289,389)	(5,655,086)

Change in shares	(4,321,621)	31,732

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$16.47	$17.96	$16.54	$15.63	$12.71

Investment Activities:
Net Investment Income/(Loss)	0.18	0.14	0.17	0.08 (a)	0.13
Net Realized and Unrealized Gains/(Losses) on Investments	(5.47)	(0.88)	2.29	1.02	2.80

Total from Investment Activities	(5.29)	(0.74)	2.46	1.10	2.93

Dividends to Shareholders From:
Net Investment Income	(0.17)	(0.10)	(0.05)	(0.08)	—
Net Realized Gains	(0.70)	(0.65)	(0.99)	(0.11)	(0.01)

Total Dividends	(0.87)	(0.75)	(1.04)	(0.19)	(0.01)

Net Asset Value, End of Period	$10.31	$16.47	$17.96	$16.54	$15.63

Total Return(b)	(33.73)%	(4.37)%	15.41%	7.03%	23.10%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$181,941	$361,804	$394,073	$269,237	$128,697
Net Investment Income/(Loss)	1.00%	0.75%	0.62%	0.49%	1.68%
Expenses Before Reductions(c)	1.12%	1.11%	1.09%	1.15%	1.23%
Expenses Net of Reductions	1.12%	1.11%	1.09%	1.15%	1.23%
Portfolio Turnover Rate	19.61%	23.76%	14.71%	85.56%	21.14%

(a)	Average shares method used in calculation.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Franklin Small Cap Value Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2008

hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2008

not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2008

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement between the Manager and Franklin Advisory Services, LLC (“Franklin”), Franklin provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.35%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Franklin Small Cap Value Fund	0.75%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2008

The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $12,208 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2008

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 — Quoted Prices	$184,530,060	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$184,530,060	$—

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Franklin Small Cap Value Fund	$54,229,307	$131,703,293

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2016
AZL Franklin Small Cap Value Fund	$16,136,615

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $5,867,151 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2008

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Franklin Small Cap Value Fund	$4,343,479	$12,013,212	$16,356,691

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Franklin Small Cap Value Fund	$9,534,073	$6,443,311	$15,977,384

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Total
	Undistributed		Accumulated		Accumulated
	Ordinary	Accumulated	Capital and	Unrealized	Earnings
	Income	Earnings	Other Losses	Depreciation(a)	(Deficit)
AZL Franklin Small Cap Value Fund	$2,835,315	$2,835,315	$(22,003,766)	$(77,118,303)	$(96,286,754)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Franklin Small Cap Value Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 50.40% of the total ordinary income distributions paid during the year ended December 31, 2008 qualify for the corporate dividends received deduction.

For the period ended December 31, 2008, the Fund had net long-term capital gains of $12,013,212.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

22

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

23

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

24

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

25

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

26

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

27

The Allianz VIP Funds are distributed by Allianz life Financial Services, LLC.
These Funds are not FDIC insured.                                                                                                                                   ANNRPT1208 2/09

AZL® Jennison
20/20 Focus Fund
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Jennison 20/20 Focus Fund
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL® Jennison 20/20 Focus Fund and Jennison Associates LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
For the 12-month period ended December 31, 2008 the AZL® Jennison 20/20 Focus Fund returned –40.11%. That compared to a –37.00% total return for its benchmark, the S&P 500 Index1.
This Fund’s subadviser, Jennison Associates, constructs a focused, blended portfolio of up to 45 stocks, divided roughly evenly between large-cap growth and large-cap value stocks. While the Fund’s overall performance is compared to the broad S&P 500 Index, its growth and value sleeves employ the Russell 1000® Growth and Russell 1000® Value Indexes1, respectively, as style benchmarks. Those indices posted returns of –38.44% and –36.85%, respectively.
The period was difficult for virtually all equity styles and sectors, as a liquidity and credit crisis severely impaired global markets. An ongoing housing market correction, rising unemployment and sluggish production and consumption increasingly pointed to the most severe recession in recent history, pushing the S&P 500 to its worst year since the Great Depression. Large-cap growth and value stocks did not escape the turmoil.
Within the Fund’s growth sleeve, information technology positions detracted the most from absolute return by a wide margin. Health care and energy were also meaningful detractors, despite gains made by certain stocks in the biotech and integrated energy industries. A discount retailer was also a major contributor to return. *
Within the Fund’s value sleeve, losses were greatest in the energy, materials, financials and telecom sectors. A position in the waste management services industry helped industrials post a modest gain. Other stock successes were in the capital markets, diversified consumer services and food & staples retailing industries.*
The Fund’s growth sleeve outperformed its style benchmark, in which every sector ended the period in negative territory. An overweight position in the health care sector made the strongest positive contribution to relative returns. Stock selection in materials and financials also helped this portion of the Fund beat its style index. An underweight position in consumer staples was the growth sleeve’s biggest detractor relative to the index.*
The Fund’s value sleeve underperformed the style benchmark by more than six percentage points. Stock selection in the materials, energy and telecom sectors was the main reason for underperformance. Although the value sleeve underperformed in financials, its persistent underweight in the sector greatly mitigated the loss. Sources of outperformance included stock selection and an underweight in industrials, stock selection in information technology, consumer discretionary and healthcare, and a larger weighting in utilities.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.

[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. Investors cannot invest directly in an index.

1

AZL® Jennison 20/20 Focus Fund Review
Fund Objective
The Fund’s investment objective is long-term growth of capital. This means that the Subadviser seeks investments whose prices will increase over the long term. This objective may be changed by the Trustees of the Fund without shareholder approval.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2008

			Since
			Inception
	1 Year	3 Year	(4/29/05)

AZL® Jennison 20/20 Focus Fund	-40.11%	-9.22%	-2.11%

S&P 500 Index	-37.00%	-8.36%	-4.61%

Expense Ratio

Gross	1.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.75% on the first $100 million of assets, and 0.70% on assets above $100 million; and is limiting operating expenses to 1.20% through April 30, 2010. Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500 Index”), an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Jennison 20/20 Focus Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Jennison 20/20 Focus Fund	$1,000.00	$605.40	$4.36	1.08%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Jennison 20/20 Focus Fund	$1,000.00	1,019.71	5.48	1.08%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Jennison 20/20 Focus Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Biotechnology	9.0%
Capital Markets	4.2
Chemicals	1.7
Commercial Services & Supplies	2.3
Communications Equipment	7.2
Computers & Peripherals	2.0
Consumer Finance	2.5
Diversified Consumer Services	4.8
Food & Staples Retailing	2.1
Food Products	5.5
Health Care Equipment & Supplies	5.2
Health Care Providers & Services	1.3
Household Products	2.4
Independent Power Producers & Energy Traders	1.0
Insurance	0.4
Internet & Catalog Retail	2.4
Internet Software & Services	4.9
IT Services	2.9
Media	3.1
Metals & Mining	4.9
Multi-Utilities	2.4
Oil, Gas & Consumable Fuels	11.6
Pharmaceuticals	5.0
Software	4.1
Wireless Telecommunication Services	2.5
Investment Company	4.8

100.2%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks (95.4%):
Biotechnology (9.0%):

119,400	Celgene Corp.*	$6,600,432
91,900	Genentech, Inc.*	7,619,429
201,300	Gilead Sciences, Inc.*	10,294,482

		24,514,343

Capital Markets (4.2%):

343,800	Charles Schwab Corp.	5,559,246
71,300	Goldman Sachs Group, Inc.	6,017,007

		11,576,253

Chemicals (1.7%):

65,900	Monsanto Co.	4,636,065

Commercial Services & Supplies (2.3%):

193,900	Waste Management, Inc.	6,425,846

Communications Equipment (7.2%):

321,800	Cisco Systems, Inc.*	5,245,340
222,300	QUALCOMM, Inc.	7,965,009
156,000	Research In Motion, Ltd.*	6,330,480

		19,540,829

Computers & Peripherals (2.0%):

64,017	Apple, Inc.*	5,463,851

Consumer Finance (2.5%):

772,400	SLM Corp.*	6,874,360

Diversified Consumer Services (4.8%):

289,700	Career Education Corp.*	5,197,218
345,600	H&R Block, Inc.	7,852,032

		13,049,250

Food & Staples Retailing (2.1%):

203,900	CVS Caremark Corp.	5,860,086

Food Products (5.5%):

226,908	Cadbury PLC, ADR	8,093,808
426,100	ConAgra Foods, Inc.	7,030,650

		15,124,458

Health Care Equipment & Supplies (5.2%):

68,000	Alcon, Inc.	6,064,920
154,000	Baxter International, Inc.	8,252,860

		14,317,780

Health Care Providers & Services (1.3%):

124,700	Aetna, Inc.	3,553,950

Household Products (2.4%):

94,900	Colgate-Palmolive Co.	6,504,446

Independent Power Producers & Energy Traders (1.0%):

112,300	NRG Energy, Inc.*	2,619,959

Insurance (0.4%):

278,200	XL Capital, Ltd., Class A	1,029,340

Internet & Catalog Retail (2.4%):

126,400	Amazon.com, Inc.*	6,481,792

Internet Software & Services (4.9%):

26,800	Google, Inc., Class A*	8,245,020

IT Services (2.9%):

327,800	IAC/InterActive Corp.*	5,156,294
149,100	Visa, Inc., Class A	7,820,295

		13,401,314

Media (3.1%):

419,300	Comcast Corp., Class A	7,077,784
11,579,660	Sirius XM Radio, Inc.*	1,389,559

		8,467,343

Metals & Mining (4.9%):

504,500	Century Aluminum Co.*	5,045,000
337,300	Freeport-McMoRan Copper & Gold, Inc., Class A	8,243,612

		13,288,612

Multi-Utilities (2.4%):

153,800	Sempra Energy	6,556,494

Oil, Gas & Consumable Fuels (11.6%):

56,800	Occidental Petroleum Corp.	3,407,432
171,800	Petroleo Brasileiro SA, ADR	4,207,382
234,100	Southwestern Energy Co.*	6,781,877
352,800	Suncor Energy, Inc.	6,879,600
475,100	Williams Cos., Inc. (The)	6,879,448
95,600	XTO Energy, Inc.	3,371,812

		31,527,551

Pharmaceuticals (5.0%):

443,200	Schering Plough Corp.	7,547,696
140,600	Teva Pharmaceutical Industries, Ltd., ADR	5,985,342

		13,533,038

Software (4.1%):

156,700	Adobe Systems, Inc.*	3,336,143
577,000	Symantec Corp.*	7,801,040

		11,137,183

Wireless Telecommunication Services (2.5%):

376,900	NII Holdings, Inc.*	6,852,042

Total Common Stocks (Cost $334,481,185)		260,156,480

Investment Company (4.8%):
13,174,687	Dreyfus Treasury Prime
	Cash Management, 0.17%(a)	13,174,687

Total Investment Company (Cost $13,174,687)		13,174,687

Total Investments Securities (Cost $347,655,872)(b) — 100.2%		273,331,167
Net other assets (liabilities) — (0.2)%		(584,701)

Net Assets — 100.0%		$272,746,466

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

ADR—American Depository Receipt

(a)	The rate presented represents the effective yield at December 31, 2008.

(b)	Cost for federal income tax purposes is $363,197,298. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$8,083,288
Unrealized depreciation	(97,949,419)

Net unrealized depreciation	$(89,866,131)

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country	Percentage
United States	85.9%
Canada	4.8%
United Kingdom	3.0%
Switzerland	2.2%
Israel	2.2%
Brazil	1.5%
Cayman Islands	0.4%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL
Jennison 20/20
Focus Fund

Assets:
Investment securities, at cost	$347,655,872

Investment securities, at value	$273,331,167
Interest and dividends receivable	244,374
Receivable for capital shares issued	87,236
Receivable for investments sold	4,929,616
Prepaid expenses	7,518

Total Assets	278,599,911

Liabilities:
Payable for investments purchased	5,526,843
Payable for capital shares redeemed	43,233
Manager fees payable	157,143
Administration fees payable	10,927
Distribution fees payable	54,610
Administrative and compliance services fees payable	3,721
Other accrued liabilities	56,968

Total Liabilities	5,853,445

Net Assets	$272,746,466

Net Assets Consist of:
Capital	$418,880,471
Accumulated net investment income/(loss)	59,232
Accumulated net realized gains/(losses) from investment transactions	(71,868,532)
Net unrealized appreciation/(depreciation) on investments	(74,324,705)

Net Assets	$272,746,466

Shares of beneficial interest (unlimited number of shares authorized, no par value)	32,324,414
Net Asset Value (offering and redemption price per share)	$8.44

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL
Jennison
20/20 Focus
Fund

Investment Income:
Interest	$37,390
Dividends	3,449,832
Income from securities lending	84,715

Total Investment Income	3,571,937

Expenses:
Manager fees	2,560,884
Administration fees	152,610
Distribution fees	853,628
Custodian fees	32,590
Administrative and compliance service fees	14,081
Trustees’ fees	30,295
Professional fees	56,739
Shareholder reports	28,934
Interest expense on cash overdraft	39,595
Other expenses	20,499

Total expenses before reductions	3,789,855
Less expenses waived/reimbursed by the Manager	(120,724)
Less expenses paid indirectly	(156,426)

Net expenses	3,512,705

Net Investment Income/(Loss)	59,232

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(71,219,331)
Change in unrealized appreciation/(depreciation) on investments	(116,051,487)

Net Realized/Unrealized Gains/(Losses) on Investments	(187,270,818)

Change in Net Assets Resulting From Operations	$(187,211,586)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Jennison 20/20
	Focus Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

Change in Net Assets:
Operations:
Net investment income/(loss)	$59,232	$397,825
Net realized gains/(losses) on investment transactions	(71,219,331)	18,808,597
Change in unrealized appreciation/(depreciation) on investments	(116,051,487)	13,646,684

Change in net assets resulting from operations	(187,211,586)	32,853,106

Dividends to Shareholders:
From net investment income	(397,811)	(670,133)
From net realized gains on investments	(16,907,907)	(12,000,343)

Change in net assets resulting from dividends to shareholders	(17,305,718)	(12,670,476)

Capital Transactions:
Proceeds from shares issued	238,389,857	121,092,937
Proceeds from dividends reinvested	17,305,718	12,670,476
Value of shares redeemed	(161,671,034)	(85,155,998)

Change in net assets resulting from capital transactions	94,024,541	48,607,415

Change in net assets	(110,492,763)	68,790,045
Net Assets:
Beginning of period	383,239,229	314,449,184

End of period	$272,746,466	$383,239,229

Accumulated net investment income/(loss)	$59,232	$397,825

Share Transactions:
Shares issued	19,138,414	8,175,029
Dividends reinvested	1,433,779	889,781
Shares redeemed	(14,051,777)	(5,843,521)

Change in shares	6,520,416	3,221,289

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

				April 29, 2005 to
	Year Ended December 31,			December 31,
	2008	2007	2006	2005(a)

Net Asset Value, Beginning of Period	$14.85	$13.92	$12.35	$10.00

Investment Activities:
Net Investment Income/(Loss)	— (b)	0.02	0.03	0.01
Net Realized and Unrealized Gains/(Losses) on Investments	(5.77)	1.45	1.55	2.35

Total from Investment Activities	(5.77)	1.47	1.58	2.36

Dividends to Shareholders From:
Net Investment Income	(0.01)	(0.03)	—	(0.01)
Net Realized Gains	(0.63)	(0.51)	(0.01)	—

Total Dividends	(0.64)	(0.54)	(0.01)	(0.01)

Net Asset Value, End of Period	$8.44	$14.85	$13.92	$12.35

Total Return(c) (d)	(40.11)%	10.73%	12.79%	23.61%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$272,746	$383,239	$314,449	$146,054
Net Investment Income/(Loss)(e)	0.02%	0.11%	0.28%	0.28%
Expenses Before Reductions(e) (f)	1.11%	1.12%	1.15%	1.23%
Expenses Net of Reductions(e)	1.03%	1.04%	1.08%	1.20%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e) (g)	1.08%	1.07%	1.11%	N/A
Portfolio Turnover Rate(d)	144.26%	119.80%	129.27%	59.04%

(a)	Period from commencement of operations.

(b)	Represents less than $0.005 per share.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Jennison 20/20 Focus Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Notes to the Financial Statements, continued
December 31, 2008

hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Notes to the Financial Statements, continued
December 31, 2008

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Notes to the Financial Statements, continued
December 31, 2008

Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement between the Manager and Jennison Associates LLC (“Jennison”), Jennison provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.20%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL Jennison 20/20 Focus Fund	0.75%	1.20%

*	The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee through April 30, 2010 as follows: 0.75% on the first $100 million of assets, and 0.70% on assets above $100 million.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Notes to the Financial Statements, continued
December 31, 2008

amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $14,464 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

For the year ended December 31, 2008, the Fund paid approximately $11,265 affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Notes to the Financial Statements, continued
December 31, 2008

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 — Quoted Prices	$273,331,167	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$273,331,167	$—

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Jennison 20/20 Focus Fund	$560,132,184	$484,985,725

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2016
AZL Jennison 20/20 Focus Fund	$32,122,706

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $24,204,400 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Jennison 20/20 Focus Fund
Notes to the Financial Statements, continued
December 31, 2008

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Jennison 20/20 Focus Fund	$7,037,574	$10,268,144	$17,305,718

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Jennison 20/20 Focus Fund	$5,148,181	$7,522,295	$12,670,476

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

	Undistributed		Accumulated		Total
	Ordinary	Accumulated	Capital and	Unrealized	Accumulated
	Income	Earnings	Other Losses	Depreciation(a)	Earnings (Deficit)
AZL Jennison 20/20 Focus Fund	$59,232	$59,232	$(56,327,106)	$(89,866,131)	$(146,134,005)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Jennison 20/20 Focus Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 34.53% of the total ordinary income distributions paid during the year ended December 31, 2008 qualify for the corporate dividends received deduction.

For the period ended December 31, 2008, the Fund had net long-term capital gains of $10,268,144.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

21

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

22

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

23

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

25

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

26

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1208 2/09

AZL® Legg Mason
Growth Fund
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Special Meeting of the Shareholders

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about Trustees and Officers

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Legg Mason Growth Fund
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL® Legg Mason Growth Fund and Legg Mason Capital Management, Inc. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
For the 12-month period ended December 31, 2008 the AZL® Legg Mason Growth Fund total returned –60.70%. That compared to a –38.44% total return for its benchmark, the Russell 1000® Growth Index1.
The Fund’s subadviser seeks out shares of firms that offer compelling growth prospects, targeting such stocks when they trade at discounts to the value of the issuing companies’ future cash flows. The Fund typically holds between 20 and 30 stocks. That said, management increased the number of holdings late in the period in order to increase the diversification2 of the portfolio.*
The Fund held an overweight position in the financial sector. That weighting contributed to severe losses, both on an absolute basis and relative to the benchmark index, due to the historically difficult environment for financial companies. Large positions in particular financial stocks drove the Fund’s underperformance. Several firms in which the Fund held substantial positions suffered multi-billion dollar write-downs as the credit crisis intensified, and eventually were sold or accepted government loans.*
Likewise, shares of an energy firm that struggled to find inexpensive financing detracted from both absolute and relative performance, as did stock in a mobile phone company that experienced concerns about its market share.*
The managers initiated new positions across a number of sectors after the bulk of the market-wide sell-off. Several of those new investments aided absolute performance toward the end of the period, including certain financial and consumer discretionary stocks.*
Sector allocation detracted from relative returns. Allocation to the consumer staples, health care, and energy services/equipment sectors particularly weighed on relative performance. An overweight position in consumer discretionary stocks also hurt relative returns. Security selection weakened performance as well, primarily due to poor returns among the Fund’s holdings in the financial services, consumer discretionary, producer durables and energy sectors.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.

[1]	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

[2]	Diversification does not guarantee a profit nor protect against a loss.

1

AZL® Legg Mason Growth Fund Review
Fund Objective
The Fund’s investment objective is to seek maximum long-term capital appreciation with minimum long-term risk to principal. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to meet its objective by investing in common stock securities of companies that are, in the Subadvisers opinion, undervalued at the time of purchase.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2008

				Since
	1	3	5	Inception
	Year	Year	Year	(5/1/02)

AZL® Legg Mason Growth Fund	-60.70%	-23.08%	-11.39%	-8.13%

Russell 1000® Growth Index	-38.44%	-9.11%	-3.42%	-2.01%†

Expense Ratio

Gross	1.21%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have voluntarily reduced the management fee to 0.80% and is limiting operating expenses to 1.30% through April 30, 2010. Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services provided to the Fund. Investors cannot invest directly in an index.

†	The hypothetical $10,000 investment for the Russell 1000® Growth Index is calculated from 4/30/02 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Legg Mason Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Legg Mason Growth Fund	$1,000.00	$487.30	$4.19	1.12%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Legg Mason Growth Fund	$1,000.00	$1,019.51	$5.69	1.12%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Legg Mason Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Aerospace & Defense	2.3%
Air Freight & Logistics	2.9
Beverages	4.0
Capital Markets	3.6
Chemicals	2.2
Communications Equipment	12.3
Computers & Peripherals	3.8
Construction & Engineering	9.1
Consumer Finance	3.1
Diversified Financial Services	3.2
Energy Equipment & Services	1.9
Food & Staples Retailing	2.9
Health Care Equipment & Supplies	4.1
Health Care Providers & Services	3.2
Hotels, Restaurants & Leisure	2.5
Industrial Conglomerate	2.9
Internet & Catalog Retail	3.6
Internet Software & Services	9.4
Machinery	4.5
Oil, Gas & Consumable Fuels	5.6
Pharmaceuticals	2.4
Semiconductors & Semiconductor Equipment	2.0
Software	5.9
Textiles, Apparel & Luxury Goods	1.9
Investment Company	2.3

101.6%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks (99.3%):
Aerospace & Defense (2.3%):

73,200	Boeing Co. (The)	$3,123,444

Air Freight & Logistics (2.9%):

71,600	United Parcel Service, Inc., Class B	3,949,456

Beverages (4.0%):

100,000	PepsiCo, Inc.	5,477,000

Capital Markets (3.6%):

126,300	State Street Corp.	4,967,379

Chemicals (2.2%):

86,900	Mosaic Co.	3,006,740

Communications Equipment (12.3%):

339,300	Cisco Systems, Inc.*	5,530,590
354,100	Nokia Corp., ADR	5,523,960
160,500	QUALCOMM, Inc.	5,750,715

		16,805,265

Computers & Peripherals (3.8%):

496,100	EMC Corp.*	5,194,167

Construction & Engineering (9.1%):

131,500	Foster Wheeler, Ltd.*	3,074,470
284,800	Quanta Services, Inc.*	5,639,040
181,500	Shaw Group, Inc.*	3,715,305

		12,428,815

Consumer Finance (3.1%):

225,500	American Express Co.	4,183,025

Diversified Financial Services (3.2%):

157,400	NYSE Euronext	4,309,612

Energy Equipment & Services (1.9%):

54,100	Transocean, Ltd.*	2,556,225

Food & Staples Retailing (2.9%):

137,200	CVS Caremark Corp.	3,943,128

Health Care Equipment & Supplies (4.1%):

90,400	Medtronic, Inc.	2,840,368
69,400	Zimmer Holdings, Inc.*	2,805,148

		5,645,516

Health Care Providers & Services (3.2%):

154,400	Aetna, Inc.	4,400,400

Hotels, Restaurants & Leisure (2.5%):

106,900	Yum! Brands, Inc.	3,367,350

Industrial Conglomerate (2.9%):

243,600	General Electric Co.	3,946,320

Internet & Catalog Retail (3.6%):

96,500	Amazon.com, Inc.*	4,948,520

Internet Software & Services (9.4%):

202,700	eBay, Inc.*	2,829,692
13,875	Google, Inc., Class A*	4,268,644
465,800	Yahoo!, Inc.*	5,682,760

		12,781,096

Machinery (4.5%):

137,700	Caterpillar, Inc.	6,151,059

Oil, Gas & Consumable Fuels (5.6%):

191,000	Halliburton Co.	3,472,380
119,600	XTO Energy, Inc.	4,218,292

		7,690,672

Pharmaceuticals (2.4%):

82,300	Allergan, Inc.	3,318,336

Semiconductors & Semiconductor Equipment (2.0%):

178,400	Texas Instruments, Inc.	2,768,768

Software (5.9%):

122,400	Electronic Arts, Inc.*	1,963,296
274,900	International Game Technology	3,268,561
142,700	Microsoft Corp.	2,774,088

		8,005,945

Textiles, Apparel & Luxury Goods (1.9%):

51,300	Nike, Inc., Class B	2,616,300

Total Common Stocks (Cost $160,979,164)		135,584,538

Investment Company (2.3%):
3,191,961	Dreyfus Treasury Prime Cash Management 0.17%(a)	3,191,961

Total Investment Company (Cost $3,191,961)		3,191,961

Total Investment Securities (Cost $164,171,125)(b) — 101.6%		138,776,499
Net other assets (liabilities) Securities — (1.6)%		(2,196,327)

Net Assets — 100.0%		$136,580,172

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

ADR—American Depository Receipt

(a)	The rate presented represents the effective yield at December 31, 2008.

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Schedule of Portfolio Investments
December 31, 2008

(b)	Cost for federal income tax purposes is $174,097,590. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$2,701,560
Unrealized depreciation	(38,022,651)

Net unrealized depreciation	$(35,321,091)

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country	Percentage
United states	92.0%
Finland	4.0%
Bermuda	2.2%
Switzerland	1.8%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL
Legg Mason
Growth Fund

Assets:
Investment securities, at cost	$164,171,125

Investment securities, at value	$138,776,499
Interest and dividends receivable	261,799
Receivable for capital shares issued	43,036
Receivable for investments sold	866,558
Prepaid expenses	4,902

Total Assets	139,952,794

Liabilities:
Payable for investments purchased	3,141,274
Manager fees payable	77,396
Administration fees payable	5,585
Distribution fees payable	27,642
Administrative and compliance services fees payable	3,115
Other accrued liabilities	117,610

Total Liabilities	3,372,622

Net Assets	$136,580,172

Net Assets Consist of:
Capital	$253,602,422
Accumulated net investment income/(loss)	166,726
Accumulated net realized gains/(losses) from investment transactions	(91,794,350)
Net unrealized appreciation/(depreciation) on investments	(25,394,626)

Net Assets	$136,580,172

Shares of beneficial interest (unlimited number of shares authorized, no par value)	26,976,834
Net Asset Value (offering and redemption price per share)	$5.06

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL
Legg Mason
Growth Fund

Investment Income:
Interest	$50,141
Dividends	1,675,628
Income from securities lending	59,352

Total Investment Income	1,785,121

Expenses:
Manager fees	1,206,420
Administration fees	67,140
Distribution fees	354,854
Custodian fees	32,283
Administrative and compliance service fees	9,163
Trustees’ fees	12,839
Professional fees	20,926
Shareholder reports	21,628
Interest expense on cash overdraft	11,874
Other expenses	7,430

Total expenses before reductions	1,744,557
Less expenses waived/ reimbursed by the Manager	(128,807)
Less expenses paid indirectly	(43,291)

Net expenses	1,572,459

Net Investment Income/(Loss)	212,662

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(75,219,212)
Change in unrealized appreciation/(depreciation) on investments	(23,740,775)

Net Realized/Unrealized Gains/(Losses) on Investments	(98,959,987)

Change in Net Assets Resulting From Operations	$(98,747,325)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Legg
	Mason Growth Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

Change in Net Assets:
Operations:
Net investment income/(loss)	$212,662	$(251,979)
Net realized gains/(losses) on investment transactions	(75,219,212)	2,782,791
Change in unrealized appreciation/(depreciation) on investments	(23,740,775)	8,871,931

Change in net assets resulting from operations	(98,747,325)	11,402,743

Dividends to Shareholders:
From net realized gains on investments	(4,778,107)	(2,538,708)

Change in net assets resulting from dividends to shareholders	(4,778,107)	(2,538,708)

Capital Transactions:
Proceeds from shares issued	62,760,437	118,967,298
Proceeds from merger	58,582,619	—
Proceeds from dividends reinvested	4,778,107	2,538,708
Value of shares redeemed	(80,472,326)	(32,308,880)

Change in net assets resulting from capital transactions	45,648,837	89,197,126

Change in net assets	(57,876,595)	98,061,161
Net Assets:
Beginning of period	194,456,767	96,395,606

End of period	$136,580,172	$194,456,767

Accumulated net investment income/(loss)	$166,726	$(22,910)

Share Transactions:
Shares issued	6,515,925	8,655,291
Shares from merger	13,499,207	—
Dividends reinvested	595,774	190,737
Shares redeemed	(8,060,938)	(2,490,017)

Change in shares	12,549,968	6,356,011

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$13.48	$11.94	$12.34	$11.24	$10.40

Investment Activities:
Net Investment Income/(Loss)	0.01	(0.02)	(0.03)	(0.04)	(0.05)
Net Realized and Unrealized Gains/(Losses) on Investments	(8.05)	1.81	0.07	1.28	0.89

Total from Investment Activities	(8.04)	1.79	0.04	1.24	0.84

Dividends to Shareholders From:
Net Realized Gains	(0.38)	(0.25)	(0.44)	(0.14)	—

Total Dividends	(0.38)	(0.25)	(0.44)	(0.14)	—

Net Asset Value, End of Period	$5.06	$13.48	$11.94	$12.34	$11.24

Total Return(a)	(60.70)%	15.02%	0.70%	11.06%	8.08%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$136,580	$194,457	$96,396	$79,579	$49,355
Net Investment Income/(Loss)	0.15%	(0.19)%	(0.32)%	(0.50)%	(0.51)%
Expenses Before Reductions(b)	1.23%	1.21%	1.32%	1.30%	1.35%
Expenses Net of Reductions	1.11%	1.15%	1.28%	1.30%	1.27%
Expenses Net of Reductions, excluding Expenses Paid Indirectly(c)	1.14%	1.16%	1.29%	1.30%	N/A
Portfolio Turnover Rate	121.58%	64.21%	39.53%	106.33%	138.77%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Legg Mason Growth Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time).

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had no amounts outstanding related to securities lending.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to an amended and restated subadvisory agreement between the Manager and Legg Mason Capital Management, Inc. (“LMCM”), LMCM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.30%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL Legg Mason Growth Fund	0.85%	1.30%

*	The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fees to 0.80% through April 30, 2010, effective July 1, 2008 through April 30, 2010, the fee has been further reduced to 0.70% on the first $200 million of assets and 0.65% on assets over $200 million.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $21,291 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 — Quoted Prices	$138,776,499	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$138,776,499	$—

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Legg Mason Growth Fund	$174,405,272	$177,197,545

6. Acquisitions and Mergers:

On November 21, 2008, net assets of the AZL LMP Large Cap Growth Fund managed by the Manager were exchanged in a conversion for shares of the Fund. The conversion has been reflected in the financial statements based on the presumption it is a tax-free transaction. All fees and expenses incurred by the AZL LMP Large Cap Growth Fund and the Fund directly in connection with the consummation of the transaction were borne by the respective Funds. The following is summary of shares issued, net assets converted, net asset value per share issued and unrealized appreciation/depreciation of assets acquired as of the conversion date:

	Net Assets	Net Assets	Net Asset	Unrealized
Shares Issued	before Conversion	Acquired	Value	Depreciation
13,499,207	$55,007,156	$58,582,619	$4.34	$(18,148,545)

7. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

	Expires	Expires
	12/31/2015	12/31/2016
AZL Legg Mason Growth Fund*	$20,625,152	$44,348,253

*	The amount of these losses that may be utilized are limited to $2,904,391 on a annual basis as a result of certain ownership changes in 2008.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $16,902,850 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Legg Mason Growth Fund	$811,059	$3,967,048	$4,778,107

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Legg Mason Growth Fund	$269,037	$2,269,671	$2,538,708

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

	Undistributed		Accumulated		Total
	Ordinary	Accumulated	Capital and	Unrealized	Accumulated
	Income	Earnings	Other Losses	Depreciation(a)	Earnings (Deficit)
AZL Legg Mason Growth Fund	$175,096	$175,096	$(81,876,255)	$(35,321,091)	$(117,022,250)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Legg Mason Growth Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
December 31, 2008

Special Meeting of the Shareholders (Unaudited):

On November 21, 2008, there was a special meeting of the shareholders of the AZL LMP Large Cap Growth Fund. The purpose of the meeting was: (1) to consider and act upon a Plan of Reorganization (“Reorganization Plan”) adopted by AZL Funds providing for the transfer of all the assets and liabilities of the AZL LMP Large Cap Growth Fund in exchange for the shares of the AZL Legg Mason Growth Fund. The number of AZL LMP Large Cap Growth Fund shares voted is as follows:

			% of outstanding	% of outstanding	% of outstanding
For	Against	Abstain	For	Against	Abstain
10,890,257	249,220	720,734	91.822%	2.101%	6.077%

Sub-Adviser Change (Unaudited):

Effective January 26, 2009, BlackRock Advisors, LLC will replace Legg Mason Capital Management, Inc. as the Sub adviser to the AZL Legg Mason Growth Fund. In addition, on January 26, 2009 the Fund will change its name to AZL BlackRock Growth Fund.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Growth Fund
December 31, 2008

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 100.00% of the total ordinary income distributions paid during the year ended December 31, 2008 qualify for the corporate dividends received deduction.

For the period ended December 31, 2008, the Fund had net long-term capital gains of $3,967,048.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

22

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

23

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

24

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

Board Consideration of the New Subadvisory Agreement

At an “in person” meeting held on December 3, 2008, the Board considered the recommendation of the Manager, the investment manager of the Fund, that BlackRock Advisors, LLC (“BlackRock”) replace Legg Mason Capital Management, Inc. (“Legg Mason”) as the Fund’s subadviser. At the meeting, the Trustees approved the BlackRock Agreement which became effective January 26, 2009. At such meeting, the Trustees reviewed materials furnished by the Manager pertaining to BlackRock.

The Manager, as investment manager of all of the outstanding series of the Trust, is charged with researching and recommending subadvisers for the Trust. The Manager has adopted policies and procedures to assist it in analyzing each subadviser with expertise in a particular asset class for purposes of making the recommendation that a specific subadviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to approve. After an investment adviser becomes a subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the subadviser.

25

As part of its ongoing obligation to monitor and evaluate the performance of the Fund’s subadvisers, in November 2008 the Manager completed a review of Legg Mason’s management of the Fund. The Manager’s review and evaluation of Legg Mason focused on the Fund’s investment performance and its low level of marketability.

The Board, including a majority of the independent Board members (the “Independent Trustees”), with the assistance of independent counsel to the Independent Trustees, considered whether to approve the BlackRock Agreement in light of its experience in governing the Trust and working with the Manager and the subadvisers on matters relating to the mutual funds that are outstanding series of the Trust. The Independent Trustees are those Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940 (the “1940 Act”), and are not employees of or affiliated with the Fund, the Manager, Legg Mason or BlackRock. Prior to voting, the Board reviewed the Manager’s recommendation that it approve the BlackRock Agreement with experienced counsel who are independent of the Manager and received from such counsel a memorandum discussing the legal standards for consideration of the proposed approval. In its deliberations, the Board considered all factors that the Trustees believed were relevant. The Board based its decision to approve the BlackRock Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. The Board approved the termination of the subadvisory agreement with Legg Mason and determined that the BlackRock Agreement was reasonable and in the best interests of the Fund, and approved BlackRock as the Fund’s new subadviser. The Board’s decision to approve the BlackRock Agreement reflects the exercise of its business judgment on whether to approve new arrangements and continue existing arrangements. In reaching this decision, the Board did not assign relative weights to factors discussed herein, or deem any one or group of them to be controlling in and of themselves.

A rule adopted by the SEC under the 1940 Act requires a discussion of certain factors relating to the selection of investment managers and subadvisers and the approval of advisory and subadvisory fees. The factors enumerated by the SEC in the rule are set forth below in italics followed by the Board’s conclusions regarding each factor.

(1) The nature, extent, and quality of services provided by the Subadviser. In deciding to approve BlackRock, the Board considered the experience and track record of BlackRock, and its portfolio management team to be involved with the Fund. The Board also considered BlackRock’s investment philosophy and process, particularly in the large cap growth area. The Board determined that, based upon the Manager’s report, the proposed change to BlackRock as the subadviser would likely benefit the Fund and its shareholders.

In reviewing various other matters, the Board concluded that BlackRock was a recognized firm capable of competently managing the Fund; that the nature, extent and quality of services that BlackRock could provide were at a level at least equal to the services that could be provided by Legg Mason, that the services contemplated by the BlackRock Agreement are substantially similar to those provided under the subadvisory agreement with Legg Mason; that the BlackRock Agreement contains provisions generally comparable to those of other subadvisory agreements for other mutual funds; that BlackRock was staffed with qualified personnel and had significant research capabilities; and that the investment performance of BlackRock in the large cap growth area, as discussed in (2) below, was at least satisfactory.

(2) The investment performance of the Subadviser. The Board received information about the performance of BlackRock in managing a large cap growth fund which is generally comparable to the Fund. The performance information, which covered the seven years ended September 30, 2008, included (a) absolute total return, (b) performance versus an appropriate benchmark, and (c) performance relative to a peer group of comparable funds. Such performance information for the comparable fund managed by BlackRock was net of fees. The Board noted, for example, that BlackRock outperformed the benchmark for each of the one year, two year, three year, four year, five year and seven year periods ended September 30, 2008.

(3) The costs of services to be provided and profits to be realized by BlackRock from its relationship with the Fund. The Board compared the fee schedule in the BlackRock Agreement to the fee schedule in the then existing subadvisory agreement with Legg Mason. The Board noted that the fee schedule in the BlackRock Agreement requires that the Manager pay BlackRock an annual fee on average daily net assets of 0.40% on the first $200 million of Fund assets, and 0.38% on assets over $200 million, compared to the following fee payable to Legg Mason: 0.55% on the first $100 million in Fund assets, and 0.45% of Fund assets thereafter. The Board noted that the fee schedule in the BlackRock Agreement was the result of arm’s length negotiations between the Manager and BlackRock. Based upon its review, the Board concluded that the fees proposed to be paid to BlackRock were reasonable. In connection with the change in subadvisers, the Manager has agreed to reduce its current management fee of 0.85% to 0.70% through April 30, 2010. The Manager also reported that the Fund’s total expense ratio (which includes management fees and operating expenses) was in the 51st percentile in the category of large cap growth funds. In connection with the Board meetings held in October, 2008, the Board received information from BlackRock on its profitability from acting as the subadviser to the AZL Money Market Fund through December 31, 2007. As of December 3, 2008, BlackRock had not begun to act as the subadviser to the Fund, and no estimated profitability information for acting as subadviser to the Fund was received.

(4) and (5) The extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Board noted that the fee schedule in the BlackRock Agreement contains a breakpoint that reduces the fee rate on assets above $200 million, as described in (3) above. The Trustees also noted that assets in the Fund as of

26

September 30, 2008 were approximately $100 million. The Board considered the possibility that BlackRock may realize certain economies of scale as the Fund grows larger. The Board noted that in the fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints, if any, apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which could have the effect of reducing expenses as would the implementation of advisory/subadvisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or additional advisory/subadvisory fee breakpoints as the Fund grows larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to reapprove the BlackRock Agreement at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the subadvisory fee schedule should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the fee schedule in the BlackRock Agreement was acceptable.

27

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

28

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

29

The Allianz VIP Funds are distributed by Allianz Life Financial Services,LLC.
These Funds are not FDIC Insured.	ANNRPT1208 2/09

AZL® Legg Mason
Value Fund
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Subadvisor Change

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL®Legg Mason Value Fund
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL® Legg Mason Value Fund and Legg Mason Capital Management, Inc. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
For the 12-month period ended December 31, 2008 the AZL® Legg Mason Value Fund produced a –54.89% total return, compared to a
–37.00% and –37.60% total return for its benchmarks, the S&P 500 Index1 and the Russell 1000® Index1, respectively.
The Fund’s subadviser seeks stocks that it believes trade at large discounts to the value of the underlying businesses’ future cash flows. Fund managers typically invest in 30 to 50 securities, and hold a significant percentage of the Fund’s assets in each stock. The number of Fund holdings was on the low end of that range as of the middle of the period, but management increased the number of holdings to 44 stocks in order to increase diversification as the financial crisis and economic slowdown worsened.*
Financial stocks were the primary reason the Fund underperformed, both on and absolute basis and relative to the benchmark indexes. Management held an overweight position in the sector, which experienced an extremely difficult environment. Large positions in shares of several firms that were sold at low prices or accepted government loans resulted in severe losses during the second half of the period.*
An overweight position in utilities stocks also detracted from absolute and relative returns. Most of the negative impact from the utilities sector resulted from a significant investment in shares of a global firm that suffered from a sharp slowdown in emerging markets.*
The Fund commonly invests in potential turnaround stocks. Two turnaround stocks that failed to deliver results during the period also hurt performance. Both were in the consumer discretionary sector, another area in which the Fund’s overweight position and stock selection caused the Fund to lag the benchmarks.*
While strong returns from a certain pharmaceutical stock provided a bright spot during a difficult period, stock selection in health care also weighed on relative performance.*
The Fund did not hold any stocks in the consumer staples sector. Consumer staples was the benchmarks’ best performing sector, so the lack of representation in the Fund detracted from relative returns.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.

1	The Standard & Poor’s 500 Index (“S&P 500 Index”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. Stock market as a whole. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 90% of the total market capitalization of the Russell 3000® Index. Investors cannot invest directly in an index.

1

AZL® Legg Mason Value Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests in securities that, in the Subadviser’s opinion, offer the potential for capital growth.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2008

				Since
	1	3	5	Inception
	Year	Year	Year	(11/5/01)

AZL® Legg Mason Value Fund	-54.89%	-23.28%	-11.19%	-7.48%

S&P 500 Index	-37.00%	-8.36%	-2.19%	-0.91%

Russell 1000® Index	-37.60%	-8.66%	-2.04%	-0.54%

Expense Ratio

Gross	1.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have entered into a written contract limiting operating expenses to 1.20% through April 30, 2010. Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500 Index”) and the Russell 1000® Index. The S&P 500 Index is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 90% of the total market capitalization of the Russell 3000® Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Legg Mason Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Legg Mason Value Fund	$1,000.00	$622.90	$4.61	1.13%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Legg Mason Value Fund	$1,000.00	$1,019.46	$5.74	1.13%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Legg Mason Value Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Aerospace & Defense	0.5%
Biotechnology	3.9
Capital Markets	5.9
Communications Equipment	3.2
Computers & Peripherals	7.5
Consumer Finance	0.6
Diversified Financial Services	8.3
Diversified Telecommunication Services	0.7
Health Care Providers & Services	14.8
Independent Power Producers & Energy Traders	7.6
Industrial Conglomerates	4.1
Insurance	0.9
Internet & Catalog Retail	3.8
Internet Software & Services	10.7
Leisure Equipment & Products	2.9
Machinery	0.5
Media	3.9
Metals & Mining	1.2
Multiline Retail	5.0
Oil, Gas & Consumable Fuels	0.8
Personal Products	0.9
Pharmaceuticals	0.5
Semiconductors & Semiconductor Equipment	2.6
Software	6.1
Investment Company	2.3

99.2%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks (96.9%):
Aerospace & Defense (0.5%):

6,900	Boeing Co. (The)	$294,423

Biotechnology (3.9%):

40,500	Amgen, Inc.*	2,338,875

Capital Markets (5.9%):

4,200	Goldman Sachs Group, Inc.	354,438
128,050	Merrill Lynch & Co., Inc.	1,490,502
41,900	State Street Corp.	1,647,927

		3,492,867

Communications Equipment (3.2%):

117,100	Cisco Systems, Inc.*	1,908,730

Computers & Peripherals (7.5%):

37,700	EMC Corp.*	394,719
53,050	Hewlett-Packard Co.	1,925,184
25,150	International Business Machines Corp.	2,116,624

		4,436,527

Consumer Finance (0.6%):

19,700	American Express Co.	365,435

Diversified Financial Services (8.3%):

29,628	Bank of America Corp.	417,162
15,280	Capital One Financial Corp.	487,279
223,400	Citigroup, Inc.	1,499,014
36,300	JP Morgan Chase & Co.	1,144,539
51,600	NYSE Euronext	1,412,808

		4,960,802

Diversified Telecommunication Services (0.7%):

14,100	AT&T, Inc.	401,850

Health Care Providers & Services (14.8%):

150,050	Aetna, Inc.	4,276,425
170,400	UnitedHealth Group, Inc.	4,532,640

		8,809,065

Independent Power Producers & Energy Traders (7.6%):

549,850	AES Corp. (The)*	4,530,764

Industrial Conglomerates (4.1%):

5,600	3M Co.	322,224
130,100	General Electric Co.	2,107,620

		2,429,844

Insurance (0.9%):

16,750	Allstate Corp. (The)	548,730

Internet & Catalog Retail (3.8%):

44,500	Amazon.com, Inc.*	2,281,960
Internet Software & Services (10.7%):

178,150	eBay, Inc.*	$2,486,974
5,775	Google, Inc., Class A*	1,776,679
172,550	Yahoo!, Inc.*	2,105,110

		6,368,763

Leisure Equipment & Products (2.9%):

261,950	Eastman Kodak Co.	1,723,631

Machinery (0.5%):

7,000	Deere & Co.	268,240

Media (3.9%):

231,650	Time Warner, Inc.	2,330,399

Metals & Mining (1.2%):

15,600	Nucor Corp.	720,720

Multiline Retail (5.0%):

52,300	J.C. Penney Co., Inc.	1,030,310
49,950	Sears Holdings Corp.*	1,941,557

		2,971,867

Oil, Gas & Consumable Fuels (0.8%):

6,900	Chesapeake Energy Corp.	111,573
6,950	ConocoPhillips	360,010

		471,583

Personal Products (0.9%):

20,800	Avon Products, Inc.	499,824

Pharmaceuticals (0.5%):

9,800	Merck & Co., Inc.	297,920

Semiconductors & Semiconductor Equipment (2.6%):

100,050	Texas Instruments, Inc.	1,552,776

Software (6.1%):

123,850	CA, Inc.	2,294,941
63,850	Electronic Arts, Inc.*	1,024,154
16,700	Microsoft Corp.	324,648

		3,643,743

Total Common Stocks (Cost $85,185,111)		57,649,338

Investment Company (2.3%):
1,382,199	Dreyfus Treasury Prime Cash Management, 0.17%(a)	1,382,199

Total Investment Company (Cost $1,382,199)		1,382,199

Total Investment Securities (Cost $86,567,310)(b) — 99.2%		59,031,537
Net other assets (liabilities) — 0.8%		463,319

Net Assets — 100.0%		$59,494,856

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

(a)	The rate presented represents the effective yield at December 31, 2008.

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Schedule of Portfolio Investments, continued
December 31, 2008

(b)	Cost for federal income tax purposes is $97,670,758. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$1,756,596
Unrealized depreciation	(40,395,817)

Net unrealized depreciation	$(38,639,221)

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL
Legg Mason
Value Fund

Assets:
Investment securities, at cost	$86,567,310

Investment securities, at value	$59,031,537
Interest and dividends receivable	90,936
Receivable for capital shares issued	118,924
Receivable for investments sold	397,984
Prepaid expenses	4,201

Total Assets	59,643,582

Liabilities:
Payable for capital shares redeemed	129
Manager fees payable	73,253
Administration fees payable	4,927
Distribution fees payable	24,418
Administrative and compliance services fees payable	2,589
Other accrued liabilities	43,410

Total Liabilities	148,726

Net Assets	$59,494,856

Net Assets Consist of:
Capital	$268,423,350
Accumulated net investment income/(loss)	2,497,607
Accumulated net realized gains/(losses) from investment transactions	(183,890,328)
Net unrealized appreciation/(depreciation) on investments	(27,535,773)

Net Assets	$59,494,856

Shares of beneficial interest (unlimited number of shares authorized, no par value)	11,925,015
Net Asset Value (offering and redemption price per share)	$4.99

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL
Legg Mason
Value Fund

Investment Income:
Interest	$14,978
Dividends	4,554,881
Income from securities lending	862,305

Total Investment Income	5,432,164

Expenses:
Manager fees	2,028,883
Administration fees	119,789
Distribution fees	676,294
Custodian fees	44,941
Administrative and compliance service fees	10,996
Trustees’ fees	24,852
Professional fees	45,933
Shareholder reports	26,243
Interest expense on cash overdraft	16,538
Other expenses	12,872

Total expenses before reductions	3,007,341
Less expenses paid indirectly	(72,784)

Net expenses	2,934,557

Net Investment Income/(Loss)	2,497,607

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(181,565,565)
Change in unrealized appreciation/(depreciation) on investments	(32,090,995)

Net Realized/ Unrealized Gains/(Losses) on Investments	(213,656,560)

Change in Net Assets Resulting From Operations	$(211,158,953)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Legg Mason
	Value Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

Change in Net Assets:
Operations:
Net investment income/(loss)	$2,497,607	$(762,277)
Net realized gains/(losses) on investment transactions	(181,565,565)	20,530,581
Change in unrealized appreciation/(depreciation) on investments	(32,090,995)	(46,267,403)

Change in net assets resulting from operations	(211,158,953)	(26,499,099)

Dividends to Shareholders:
From net realized gains on investments	(20,454,900)	(6,281,785)

Change in net assets resulting from dividends to shareholders	(20,454,900)	(6,281,785)

Capital Transactions:
Proceeds from shares issued	90,500,459	93,794,654
Proceeds from dividends reinvested	20,454,900	6,281,785
Value of shares redeemed	(208,681,579)	(85,906,568)

Change in net assets resulting from capital transactions	(97,726,220)	14,169,871

Change in net assets	(329,340,073)	(18,611,013)
Net Assets:
Beginning of period	388,834,929	407,445,942

End of period	$59,494,856	$388,834,929

Accumulated net investment income/(loss)	$2,497,607	$—

Share Transactions:
Shares issued	10,671,114	7,182,885
Dividends reinvested	2,868,850	495,409
Shares redeemed	(33,818,946)	(6,637,283)

Change in shares	(20,278,982)	1,041,011

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$12.07	$13.07	$12.26	$11.59	$10.11

Investment Activities:
Net Investment Income/(Loss)	0.21	(0.02)	(0.02)	(0.02)	0.04
Net Realized and Unrealized Gains/(Losses) on Investments	(6.64)	(0.77)	0.83	0.74	1.49

Total from Investment Activities	(6.43)	(0.79)	0.81	0.72	1.53

Dividends to Shareholders From:
Net Investment Income	—	—	—	—	(0.05)
Net Realized Gains	(0.65)	(0.21)	— (a)	(0.05)	—

Total Dividends	(0.65)	(0.21)	— (a)	(0.05)	(0.05)

Net Asset Value, End of Period	$4.99	$12.07	$13.07	$12.26	$11.59

Total Return(b)	(54.89)%	(6.19)%	6.71%	6.27%	15.15%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$59,495	$388,835	$407,446	$280,336	$79,298
Net Investment Income/(Loss)	0.93%	(0.19)%	(0.22)%	(0.32)%	0.28%
Expenses Before Reductions(c)	1.11%	1.09%	1.10%	1.20%	1.20%
Expenses Net of Reductions	1.09%	1.08%	1.10%	1.20%	1.18%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.11%	1.09%	1.10%	N/A	N/A
Portfolio Turnover Rate	42.49%	30.60%	16.16%	8.21%	121.63%

(a)	Amount less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Legg Mason Value Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Notes to the Financial Statements, continued
December 31, 2008

and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Notes to the Financial Statements, continued
December 31, 2008

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Notes to the Financial Statements, continued
December 31, 2008

Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to an amended and restated subadvisory agreement between the Manager and Legg Mason Capital Management, Inc. (“LMCM”), LMCM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.20%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Legg Mason Value Fund	0.75%	1.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Notes to the Financial Statements, continued
December 31, 2008

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $12,064 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Notes to the Financial Statements, continued
December 31, 2008

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 — Quoted Prices	$59,031,537	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$59,031,537	$—

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Legg Mason Value Fund	$110,840,732	$220,662,111

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2016
AZL Legg Mason Value Fund	$96,812,000

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $75,974,880 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Legg Mason Value Fund
Notes to the Financial Statements, continued
December 31, 2008

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Legg Mason Value Fund	$832,982	$19,621,918	$20,454,900

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Legg Mason Value Fund	$260,234	$6,021,551	$6,281,785

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

			Accumulated		Total
	Undistributed	Accumulated	Capital and	Unrealized	Accumulated
	Ordinary Income	Earnings	Other Losses	Depreciation(a)	Earnings (Deficit)
AZL Legg Mason Value Fund	$2,497,607	$2,497,607	$(172,786,880)	$(38,639,221)	$(208,928,494)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Legg Mason Value Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Sub-Adviser Change (Unaudited):

Effective January 26, 2009, J.P. Morgan Investment Management Inc. will replace Legg Mason Capital Management, Inc. as the Sub adviser to the AZL Legg Mason Value Fund. In addition, on January 26, 2009 the Fund will change its name to AZL JPMorgan Large Cap Equity Fund.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 100.00% of the total ordinary income distributions paid during the year ended December 31, 2008 qualify for the corporate dividends received deduction.

For the period ended December 31, 2008, the Fund had net long-term capital gains of $19,621,918.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

22

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

23

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL JPMIM Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL JPMIM Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

24

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

Board Consideration of the New Subadvisory Agreement

At an “in person” meeting held on December 3, 2008, the Board considered the recommendation of the Manager, the investment manager of the Fund, that J.P. Morgan Investment Management Inc., (“JPMIM”), replace Legg Mason Capital Management, Inc. (“Legg Mason”) as the Fund’s subadviser. At the meeting, the Trustees approved the JPMIM Agreement which became effective January 26, 2009. At such meeting, the Trustees reviewed materials furnished by the Manager pertaining to JPMIM.

The Manager, as investment manager of all of the outstanding series of the Trust, is charged with researching and recommending subadvisers for the Trust. The Manager has adopted policies and procedures to assist it in analyzing each subadviser with expertise in a particular asset class for purposes of making the recommendation that a specific subadviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to approve. After an investment adviser becomes a subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the subadviser.

25

As part of its ongoing obligation to monitor and evaluate the performance of the Fund’s subadvisers, in November 2008 the Manager completed a review of Legg Mason’s management of the Fund. The Manager’s review and evaluation of Legg Mason focused on the Fund’s investment performance and its low level of marketability.

The Board, including a majority of the independent Board members (the “Independent Trustees”), with the assistance of independent counsel to the Independent Trustees, considered whether to approve the JPMIM Agreement in light of its experience in governing the Trust and working with the Manager and the subadvisers on matters relating to the mutual funds that are outstanding series of the Trust. The Independent Trustees are those Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940 (the “1940 Act”), and are not employees of or affiliated with the Fund, the Manager, Legg Mason or JPMIM. Prior to voting, the Board reviewed the Manager’s recommendation that it approve the JPMIM Agreement with experienced counsel who are independent of the Manager and received from such counsel a memorandum discussing the legal standards for consideration of the proposed approval. In its deliberations, the Board considered all factors that the Trustees believed were relevant. The Board based its decision to approve the JPMIM Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. The Board approved the termination of the subadvisory agreement with Legg Mason and determined that the JPMIM Agreement was reasonable and in the best interests of the Fund, and approved JPMIM as the Fund’s new subadviser. The Board’s decision to approve the JPMIM Agreement reflects the exercise of its business judgment on whether to approve new arrangements and continue existing arrangements. In reaching this decision, the Board did not assign relative weights to factors discussed herein, or deem any one or group of them to be controlling in and of themselves.

A rule adopted by the SEC under the 1940 Act requires a discussion of certain factors relating to the selection of investment managers and subadvisers and the approval of advisory and subadvisory fees. The factors enumerated by the SEC in the rule are set forth below in italics followed by the Board’s conclusions regarding each factor.

(1) The nature, extent, and quality of services provided by the Subadviser. In deciding to approve JPMIM, the Board considered the experience and track record of JPMIM, and its portfolio management team to be involved with the Fund. The Board also considered JPMIM’s investment philosophy and process, particularly in the large cap growth area. The Board determined that, based upon the Manager’s report, the proposed change to JPMIM as the subadviser would likely benefit the Fund and its shareholders.

In reviewing various other matters, the Board concluded that JPMIM was a recognized firm capable of competently managing the Fund; that the nature, extent and quality of services that JPMIM could provide were at a level at least equal to the services that could be provided by Legg Mason, that the services contemplated by the JPMIM Agreement are substantially similar to those provided under the subadvisory agreement with Legg Mason; that the JPMIM Agreement contains provisions generally comparable to those of other subadvisory agreements for other mutual funds; that JPMIM was staffed with qualified personnel and had significant research capabilities; and that the investment performance of JPMIM in the large cap growth area, as discussed in (2) below, was at least satisfactory.

(2) The investment performance of the Subadviser. The Board received information about the performance of JPMIM in managing a large cap growth fund which is generally comparable to the Fund. The performance information, which covered the seven years ended September 30, 2008, included (a) absolute total return, (b) performance versus an appropriate benchmark, and (c) performance relative to a peer group of comparable funds. Such performance information for the comparable fund managed by JPMIM was net of fees. The Board noted, for example, that JPMIM outperformed the benchmark for each of the one year, two year, three year, four year, five year and seven year periods ended September 30, 2008.

(3) The costs of services to be provided and profits to be realized by JPMIM from its relationship with the Fund. The Board compared the fee schedule in the JPMIM Agreement to the fee schedule in the then existing subadvisory agreement with Legg Mason. The Board noted that the fee schedule in the JPMIM Agreement requires that the Manager pay JPMIM an annual fee on average daily net assets of 0.40% on the first $200 million of Fund assets, and 0.38% on assets over $200 million, compared to the following fee payable to Legg Mason: 0.55% on the first $100 million in Fund assets, and 0.45% of Fund assets thereafter. The Board noted that the fee schedule in the JPMIM Agreement was the result of arm’s length negotiations between the Manager and JPMIM. Based upon its review, the Board concluded that the fees proposed to be paid to JPMIM were reasonable. In connection with the change in subadvisers, the Manager has agreed to reduce its current management fee of 0.85% to 0.70% through April 30, 2010. The Manager also reported that the Fund’s total expense ratio (which includes management fees and operating expenses) was in the 51st percentile in the category of large cap growth funds. In connection with the Board meetings held in October, 2008, the Board received information from JPMIM on its profitability from acting as the subadviser to the AZL Money Market Fund through December 31, 2007. As of December 3, 2008, JPMIM had not begun to act as the subadviser to the Fund, and no estimated profitability information for acting as subadviser to the Fund was received.

(4) and (5) The extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Board noted that the fee schedule in the JPMIM Agreement contains a breakpoint that reduces the fee rate on assets above $200 million, as described in (3) above. The Trustees also noted that assets in the Fund as of September 30,

26

2008 were approximately $100 million. The Board considered the possibility that JPMIM may realize certain economies of scale as the Fund grows larger. The Board noted that in the fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints, if any, apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which could have the effect of reducing expenses as would the implementation of advisory/subadvisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or additional advisory/subadvisory fee breakpoints as the Fund grows larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to reapprove the JPMIM Agreement at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the subadvisory fee schedule should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the fee schedule in the JPMIM Agreement was acceptable.

27

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

28

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

29

The Allianz VIP Funds are distributed by Allianz Life Financial Services, L.L.C. These Funds are not FDIC Insured.	ANNRPT1208 2/09

AZL® Money Market Fund
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Money Market Fund
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL® Money Market Fund, and BlackRock Institutional Management Corporation serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
The Federal Reserve reduced its target federal funds rate from 4.25% to a range of between 0% and 0.25% during 2008, pushing down the yields available on money market securities. The credit and liquidity crises that emerged during the year led to unprecedented volatility in the normally stable money markets.
The Fund maintained a laddered portfolio structure during the period, with the majority of investments purchased at maturity dates of approximately 30 to 90 days. Yields on such obligations, which were comprised mostly of commercial paper (CP) and certificates of deposit (CDs), traded in a wide range—from approximately 0.45% to 4.77%.*
The Fund managers made incremental purchases of CP and CDs due in approximately six months in order to add incremental yield and maintain the Fund’s average weighted maturity. Yields on such obligations ranged from about 1.60% to 4.50%. Similarly, the managers made investments in agency discount notes due in approximately six months to one year, at yields ranging from 1.30% to 2.56%.*
The Fund also invested in variable rate obligations based on the monthly and quarterly LIBOR1 indices. The managers adjusted this strategy slightly toward the end of the period. In an effort to ensure adequate liquidity through the market’s turbulence, they held a higher percentage of assets in securities due in 30 days or less, as well as asset-backed commercial paper available for sale through the government’s liquidity facility (AMLF) at amortized cost.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.

[1]	London Inter-Bank Offer Rate (LIBOR) is the interest rate that the largest international banks charge each other for loans.

1

AZL® Money Market Fund
Fund Objective
The Fund’s investment objective is current income consistent with stability of principal, which may not be changed without shareholder approval. The Fund invests substantially all of its total assets in a diversified and liquid portfolio of high quality, money market investments.
Investment Concerns
An investment in the Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Past performance is not predictive of future performance as yields on money market funds fluctuate daily.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2008

				Since
	1	3	5	Inception
	Year	Year	Year	(2/1/00)

AZL® Money Market Fund	2.44%	3.88%	2.97%	2.74%

Three Month U.S. Treasury Bill Index	1.40%	3.48%	2.97%	2.96%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
Yield as of December 31, 2008

	7	7	30
	Day	Day	Day
	Average	Effective	Average

AZL® Money Market Fund	1.32%	1.33%	1.53%

The Fund’s performance is compared to the Three-Month U.S. Treasury Bill Index. The Treasury Bill Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund.
The 7-day yield quotation is as of 12/31/08 and more closely reflects the current earnings of the Fund than the total return quotation.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Money Market Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Money Market Fund	$1,000.00	$1,010.30	$3.54	0.70%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Money Market Fund	$1,000.00	$1,021.62	$3.56	0.70%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Money Market Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Certificates of Deposit	28.7%
Commercial Paper	63.7
Corporate Bonds	2.7
U.S. Government Agency Mortgages	4.8
Investment Company	0.0

99.9%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Schedule of Portfolio Investments
December 31, 2008

Principal		Fair
Amount		Value
Certificates of Deposit (28.7%):
Domestic Certificate of Deposit (1.5%):

$3,000,000	Chase Bank NA, 0.40%, 3/30/09	$3,000,000
10,000,000	Citibank NA, 3.40%, 1/27/09	10,000,000
2,250,000	Citibank NA, 1.33%, 3/31/09	2,250,000

		15,250,000

Yankee Dollar Certificate of Deposit (27.2%):

12,600,000	Banco Bilbao Vizcaya Agentaria SA, NY, 3.61%, 1/30/09	12,600,100
10,000,000	Banco Bilbao Vizcaya Agentaria SA, NY, 2.21%, 3/5/09	10,000,000
5,200,000	Banco Bilbao Vizcaya Agentaria SA, NY, 1.94%, 3/12/09	5,200,101
10,000,000	Banco Bilbao Vizcaya Agentaria SA, NY, 2.71%, 4/14/09	10,000,283
8,000,000	Banco Bilbao Vizcaya Agentaria SA, NY, 2.77%, 5/12/09	8,000,287
15,000,000	Banco Santander Central Hispano SA, NY, 3.70%, 2/24/09	15,000,000
25,000,000	Banco Santander Central Hispano SA, NY, 3.15%, 3/3/09	25,000,210
8,000,000	Banco Santander Central Hispano SA, NY, 2.78%, 5/12/09	8,000,000
15,000,000	Barclays Bank PLC, NY, 2.00%, 2/9/09	15,000,000
10,000,000	BNP Paribas, NY, 3.12%, 2/20/09	10,000,000
10,000,000	BNP Paribas, NY, 2.13%, 3/5/09	10,000,000
9,800,000	BNP Paribas, NY, 2.29%, 6/8/09	9,800,000
3,250,000	Intesa SanPaolo SPA, NY, 1.85%, 3/10/09	3,250,000
7,100,000	Intesa SanPaolo SPA, NY, 1.45%, 3/11/09	7,100,000
3,000,000	Lloyds TSB Bank PLC, NY, 2.08%, 3/5/09	3,000,000
3,300,000	Mizuho Corp. Bank, NY, 2.00%, 2/12/09	3,300,000
7,000,000	Mizuho Corp. Bank, NY, 1.50%, 2/17/09	7,000,000
4,000,000	Nordea Bank Finland PLC, NY, 3.41%, 2/24/09	4,000,000
4,000,000	Rabobank Nederland NV, 0.90%, 3/16/09	4,000,000
4,000,000	Royal Bank of Scotland PLC, NY, 3.14%, 3/9/09	4,000,000
6,000,000	SanPaolo IMI SPA, NY, 3.24%, 3/4/09	6,000,000
7,000,000	SanPaolo IMI SPA, NY, 1.30%, 3/16/09	7,000,000
10,000,000	SanPaolo IMI SPA, NY, 2.85%, 5/12/09	10,000,000
15,000,000	Societe Generale, NY, 2.20%, 2/18/09	15,000,000
5,300,000	Societe Generale, NY, 1.96%, 3/5/09	5,300,000
5,000,000	Societe Generale, NY, 1.60%, 6/17/09	5,000,000
8,000,000	Svenska Handelsbanken AB, NY, 2.96%, 2/3/09	8,000,073
15,000,000	Svenska Handelsbanken AB, NY, 1.40%, 2/12/09	15,000,000
1,750,000	Toronto-Dominion Bank, NY, 3.03%, 2/11/09	1,750,000

8,000,000	Toronto-Dominion Bank, NY, 1.90%, 2/19/09	8,000,000
3,650,000	Toronto-Dominion Bank, NY, 2.50%, 6/9/09	3,650,000
6,000,000	Toronto-Dominion Bank, NY, 2.42%, 6/11/09	6,000,000
15,000,000	UBS AG, NY, 1.40%, 3/31/09	15,000,000

		279,951,054

Total Certificates of Deposit (Cost $295,201,054)		295,201,054

Commercial Paper (63.7%):
Asset Backed Securities (36.9%):

10,000,000	Aspen Funding Corp., 0.50%, 1/27/09(a) (b)	9,996,389
10,000,000	Atlantis One Funding Corp., 3.02%, 1/16/09(a) (b)	9,987,500
5,000,000	CAFCO LLC, 3.28%, 1/23/09(a) (b)	4,990,070
3,000,000	CAFCO LLC, 3.13%, 2/19/09(a) (b)	2,987,342
10,000,000	CAFCO LLC, 3.03%, 2/20/09(a) (b)	9,958,333
10,000,000	CAFCO LLC, 0.87%, 3/9/09(a) (b)	9,983,808
15,000,000	Cancara Asset Securitisation LLC, 2.01%, 1/12/09(a) (b)	14,990,833
15,000,000	Cancara Asset Securitisation LLC, 2.11%, 2/2/09(a) (b)	14,972,000

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Principal		Fair
Amount		Value
Commercial Paper, continued
Asset Backed Securities, continued

$8,000,000	Ciesco LLC, 3.08%, 2/20/09(a) (b)	$7,966,111
10,000,000	CRC Funding LLC, 1.79%, 2/2/09(a)	9,984,178
23,055,000	CRC Funding LLC, 1.66%, 2/9/09(a)	23,013,789
7,000,000	CRC Funding LLC 3.13%, 2/17/09(a)	6,971,670
5,000,000	Fairway Finance Corp. LLC, 0.75%, 1/12/09(a) (b)	4,998,854
39,266,000	Galleon Capital LLC, 0.55%, 1/2/09(a) (b)	39,265,400
17,000,000	Liberty Street Funding LLC, 2.67%, 2/3/09(a) (b)	16,958,704
25,000,000	Liberty Street Funding LLC, 2.26%, 2/9/09(a) (b)	24,939,063
5,500,000	Liberty Street Funding LLC, 2.06%, 2/23/09(a) (b)	5,483,401
5,835,000	Mont Blanc Capital Corp., 1.05%, 1/16/09(a) (b)	5,832,447
12,000,000	Mont Blanc Capital Corp., 0.70%, 1/21/09(a) (b)	11,995,333
13,000,000	Nieuw Amsterdam Receivables Corp., 3.07%, 2/5/09(a) (b)	12,961,451
15,000,000	Nordea Bank AB, 2.12%, 2/24/09(a)	14,952,525
10,000,000	Nordea Bank AB, 1.96%, 3/5/09(a)	9,965,875
2,000,000	Old Line Funding LLC, 0.45%, 3/16/09(a) (b)	1,998,150
33,000,000	Ranger Funding Co. LLC, 2.26%, 2/4/09(a) (b)	32,929,875
9,000,000	Societe Generale, NA, 0.36%, 1/13/09(a)	8,998,920
30,000,000	Solitaire Funding LLC, 1.83%, 1/5/09(a) (b)	29,993,900
5,000,000	State Street Corp., 0.30%, 1/8/09(a)	4,999,708
18,000,000	Surrey Funding Corp., 1.80%, 1/7/09(a) (b)	17,994,600
10,000,000	Windmill Funding Corp., 1.59%, 2/5/09(a) (b)	9,984,639

		380,054,868

Commercial Banks (1.9%):

15,000,000	JP Morgan Chase & Co., 2.95%, 1/6/09(a)	14,993,938
4,000,000	Robobank, Nederland, 3.01%, 2/19/09	4,000,000

		18,993,938

Diversified Financial Services (24.2%):

25,000,000	Amstel Funding Corp., 4.21%, 1/13/09(a) (b)	24,983,083
15,000,000	Barton Capital, LLC , 0.70%, 3/12/09(a) (b)	14,979,583
25,000,000	Citigroup Funding, Inc., 2.27%, 3/17/09(a)	24,882,812
10,000,000	Danske Corp., 3.28%, 1/23/09(a) (b)	9,980,139
12,775,000	Danske Corp., 1.00%, 2/17/09(a) (b)	12,758,322
15,000,000	Danske Corp., 1.28%, 3/30/09(a) (b)	14,953,067
15,000,000	ING US Funding LLC, 2.62%, 2/2/09(a)	14,965,333
15,000,000	ING US Funding LLC, 1.35%, 3/19/09(a)	14,956,688
5,000,000	JP Morgan Chase Funding, Inc., 1.66%, 3/2/09(a) (b)	4,986,250
30,000,000	Lloyds TSB Bank PLC, 3.15%, 1/27/09(a)	29,932,400
10,000,000	Lloyds TSB Bank PLC, 1.32%, 4/1/09(a)	9,967,000
7,500,000	Tempo Finance Corp., 2.16%, 1/23/09(a) (b)	7,490,146
25,000,000	Toyota Motor Credit Corp., 2.41%, 1/12/09(a)	24,981,667
20,000,000	UBS Finance Delaware LLC, 1.13%, 1/30/09(a)	19,981,794
9,000,000	UBS Finance Delaware LLC, 0.58%, 2/27/09(a)	8,991,735
10,000,000	Westpac Banking Corp., 1.91%, 2/25/09(a) (b)	9,970,972

		248,760,991

Insurance (0.7%):

7,500,000	Metlife, Inc., 0.47%, 1/28/09(a)	7,497,356

Total Commercial Paper (Cost $655,307,153)		655,307,153

Corporate Bonds (2.7%):
Commercial Banks (2.6%):

5,600,000	Bank of Montreal, Chicago, 2.39%, 10/5/09(c)	5,600,000
4,555,000	Deutsche Bank AG, 1.74%, 1/21/09(c)	4,555,000
3,700,000	ING Bank NV, 2.47%, 8/24/09(c)	3,700,000
5,050,000	Lloyds TSB Group PLC, 2.81%, 8/7/09(b) (c)	5,050,000

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Principal		Fair
Amount		Value
Corporate Bonds, continued
Commercial Banks, continued

$4,650,000	Nordea Bank AB, 3.89%, 10/23/09(c)	$4,650,000
3,450,000	Wachovia Bank NA, 4.61%, 8/4/09(c)	3,450,000

		27,005,000

Insurance (0.1%):

1,360,000	ING USA Global Funding Trust VI, 2.03%, 9/18/09, MTN(c)	1,360,000

Total Corporate Bonds (Cost $28,365,000)		28,365,000

U.S. Government Agency Mortgages (4.8%):
Federal Home Loan Bank (2.2%)

14,831,000	2.24%, 1/22/09(a)	14,811,967
3,475,000	1.35%, 3/20/09(c)	3,475,693
5,395,000	1.10%, 8/14/09(c)	5,394,667

		23,682,327

Federal Home Loan Mortgage Corporation (1.6%)

10,190,000	1.33%, 9/25/09(c)	10,187,808
6,095,000	0.40%, 9/28/09(c)	6,093,883

		16,281,691

Federal National Mortgage Association (1.0%)

4,000,000	2.02%, 5/14/09(a)	3,970,444
6,000,000	1.31%, 6/22/09(a)	5,962,733

		9,933,177

Total U.S. Government Agency Mortgages (Cost $49,897,195)		49,897,195

Investment Company (0.0%):
305	Dreyfus Treasury Prime Cash Management, 0.17%(d)	305

Total Investment Company (Cost $305)		305

Total Investment Securities (Cost $1,028,770,707) — 99.9%		1,028,770,707
Net other assets (liabilities) — 0.1%		515,572

Net Assets — 100.0%		$1,029,286,279

Percentages indicated are based on net assets as of December 31, 2008.

LLC—Limited Liability Co.

MTN—Medium Term Note

PLC—Public Liability Co.

SPA—Standby Purchase Agreement

(a)	The rate presented represents the effective yield at time of purchase.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The Subadviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)	Variable rate security. The rate presented represents the rate in effect at December 31, 2008. The date presented represents the final maturity date.

(d)	The rate presented represents the effective yield at December 31, 2008.

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL Money
Market Fund

Assets:
Investment securities, at cost	$1,028,770,707

Investment securities, at value	$1,028,770,707
Interest income	1,166,475
Receivable for capital shares issued	1,428,851
Prepaid expenses	28,365

Total Assets	1,031,394,398

Liabilities:
Distributions payable	1,429,011
Manager fees payable	301,193
Administration fees payable	42,983
Distribution fees payable	215,139
Administrative and compliance services fees payable	7,900
Other accrued liabilities	111,893

Total Liabilities	2,108,119

Net Assets	$1,029,286,279

Net Assets Consist of:
Capital	$1,029,258,731
Accumulated net realized gains/(losses) from investment transactions	27,548

Net Assets	$1,029,286,279

Shares of beneficial interest (unlimited number of shares authorized, no par value)	1,029,259,372
Net Asset Value (offering and redemption price per share)	$1.00

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL Money
Market Fund

Investment Income:
Interest	$23,636,557
Dividends	9

Total Investment Income	23,636,566

Expenses:
Manager fees	2,715,163
Administration fees	352,282
Distribution fees	1,939,410
Custodian fees	51,218
Administrative and compliance service fees	27,536
Trustees’ fees	65,456
Professional fees	113,715
Shareholder reports	45,920
Other expenses	55,183

Total expenses	5,365,883

Net Investment Income/(Loss)	18,270,683

Net Realized Gains/(Losses) on Securities Transactions	33,863

Change in Net Assets Resulting From Operations	$18,304,546

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Money
	Market Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

Change in Net Assets:
Operations:
Net investment income/(loss)	$18,270,683	$25,146,167
Net realized gains/(losses) on investment transactions	33,863	6,540

Change in net assets resulting from operations	18,304,546	25,152,707

Dividends to Shareholders:
From net investment income	(18,270,682)	(25,147,023)

Change in net assets resulting from dividends to shareholders	(18,270,682)	(25,147,023)

Capital Transactions:
Proceeds from shares issued	748,596,810	660,916,990
Proceeds from dividends reinvested	18,270,682	25,147,023
Value of shares redeemed	(334,475,696)	(493,614,979)

Change in net assets resulting from capital transactions	432,391,796	192,449,034

Change in net assets	432,425,660	192,454,718
Net Assets:
Beginning of period	596,860,619	404,405,901

End of period	$1,029,286,279	$596,860,619

Accumulated net investment income/(loss)	$—	$(1)

Share Transactions:
Shares issued	748,596,810	660,916,990
Dividends reinvested	18,270,682	25,147,023
Shares redeemed	(334,475,696)	(493,614,979)

Change in shares	432,391,796	192,449,034

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Investment Activities:
Net Investment Income/(Loss)	0.02	0.05	0.04	0.03	0.01
Net Realized and Unrealized Gains/(Losses) on Investments	— (a)	— (a)	— (a)	— (a)	— (a)

Total from Investment Activities	0.02	0.05	0.04	0.03	0.01

Dividends to Shareholders From:
Net Investment Income	(0.02)	(0.05)	(0.04)	(0.03)	(0.01)

Total Dividends	(0.02)	(0.05)	(0.04)	(0.03)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(b)	2.44%	4.79%	4.43%	2.57%	0.67%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$1,029,286	$596,861	$404,406	$330,910	$236,639
Net Investment Income/(Loss)	2.36%	4.66%	4.41%	2.58%	0.70%
Expenses Before Reductions	0.69%	0.69%	0.69%	0.74%	0.78%
Expenses Net of Reductions	0.69%	0.69%	0.69%	0.74%	0.78%

(a)	Amount less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Money Market Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Notes to the Financial Statements, continued
December 31, 2008

hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Investments of the Fund are valued, in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends from net investment income are declared daily and paid monthly from the Fund. The net realized gains, if any, are declared and paid at least annually by the Fund. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Notes to the Financial Statements, continued
December 31, 2008

(the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, between the Manager and BlackRock Institutional Management Corporation (“BIMC”), BIMC provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 0.87%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Money Market Fund	0.35%	0.87%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Notes to the Financial Statements, continued
December 31, 2008

not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $31,904 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, money market securities held in the AZL Money Market Fund are valued using amortized cost in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments
Level 1 — Quoted Prices	$305	$—
Level 2 — Other Significant Observable Inputs	1,028,770,402	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$1,028,770,707	$—

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Notes to the Financial Statements, continued
December 31, 2008

tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Money Market Fund	$19,016,650	$—	$19,016,650

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Money Market Fund	$22,972,044	$—	$22,972,044

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

	Undistributed		Total
	Ordinary	Accumulated	Accumulated
	Income	Earnings	Earnings
AZL Money Market Fund	$27,548	$27,548	$27,548

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Money Market Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

19

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

20

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

21

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

22

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

23

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

24

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
There Funds are not FDIC Insured.	ANNRPT1208 2/09

AZL® NACM International Fund
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® NACM International Fund
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL® NACM International Fund and Nicholas-Applegate Capital Management LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
For the 12-month period ended December 31, 2008, the AZL® NACM International Fund produced a –44.91% total return. That compared to a –43.38% total return for its benchmark, the MSCI EAFE Index1.
The Fund’s subadviser, Nicholas-Applegate Capital Management LLC, applies a bottom-up investment style. Its managers seek to invest in companies undergoing positive change with sustainable characteristics, based on the belief that investors react inefficiently to changing information. Managers generally hold individual security positions within three percentage points of the benchmark, while country and industry weights are generally within six percentage points of their weights in the benchmark.
The period was challenging for investors, as a mass sell-off in the second half of the year drove down prices for both U.S. and international securities. Performance drivers changed frequently throughout 2008. Financials stocks were the biggest decliners throughout the year, but these shares also experienced some short, dramatic rallies during times of shifting sentiment, primarily driven by government bailout funds flowing into the sector. Materials stocks delivered positive returns in the early part of the year, but dropped sharply through the remainder of the year and ended as the market’s second-worst performing sector.*
The Fund ended the year behind the benchmark, due primarily to two concentrated periods of underperformance: the first in January, the second in July and August. In January, the Fund’s underweight position in financials hurt relative performance. After major banks announced their need for additional capital, their shares rallied as investors viewed this news as a signal that credit conditions were no longer deteriorating. In July and August, the Fund’s overweight position in materials and energy shares dragged on relative performance, as concerns about economic conditions caused commodities and the stocks of commodity-related companies to lag the market.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.

[1]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a market capitalization-weighted equity index comprising 21 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Investors cannot invest directly in an index.

1

AZL® NACM International Fund Review
Fund Objective
The Fund’s investment objective is to seek maximum long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests in growth companies that are domiciled outside the U.S. or have their primary operations outside the U.S. The Fund seeks to achieve its investment objective by investing primarily in companies located in developed countries prepresented by the MSCI EAFE Index.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2008

		Since
		Inception
	1 Year	(5/1/07)

AZL® NACM International Fund	-44.91%	-31.86%

MSCI EAFE Index	-43.38%	-27.77%

Expense Ratio
Gross	1.45%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, to 1.45% through April 30, 2010. Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index, an unmanaged market capitalization-weighted equity index comprising 21 of the 48 countries in the MSCI universe and representing the developed world outside of North America. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL NACM International Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL NACM International Fund	$1,000.00	$619.00	$6.02	1.48%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL NACM International Fund	$1,000.00	$1,017.70	$7.51	1.48%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL NACM International Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Aerospace & Defense	2.5%
Automobiles	1.8
Beverages	2.1
Biotechnology	2.2
Chemicals	2.2
Commercial Banks	7.9
Commercial Services & Supplies	1.9
Communications Equipment	0.3
Computers & Peripherals	0.3
Construction & Engineering	0.9
Diversified Financial Services	0.9
Diversified REIT	0.4
Diversified Telecommunication Services	6.2
Electric Utilities	4.8
Electrical Equipment	1.3
Electronic Equipment & Instruments	1.5
Food & Staples Retailing	2.0
Food Products	4.8
Health Care Equipment & Supplies	0.9
Hotels, Restaurants & Leisure	0.7
Household Products	0.6
Industrial Conglomerates	1.4
Insurance	8.3
Machinery	0.8
Marine	0.3
Media	0.5
Metals & Mining	5.1
Multi-Utilities	0.6
Office Electronics	1.2
Oil, Gas & Consumable Fuels	12.0
Paper & Forest Products	0.7
Pharmaceuticals	9.2
Real Estate Management & Development	0.2
Road & Rail	0.8
Software	1.1
Specialty Retail	1.1
Textiles, Apparel & Luxury Goods	1.6
Tobacco	2.4
Wireless Telecommunication Services	2.1
Investment Company	7.0

102.6%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks (95.6%):
Aerospace & Defense (2.5%):

121,479	BAE Systems plc	$661,931
8,096	Cobham plc	24,066
25,576	European Aeronautic Defence and Space Co.	431,750
18,525	Finmeccanica SpA	283,746

		1,401,493

Automobiles (1.8%):

5,752	Bayerische Motoren Werke AG (BMW)	179,735
4,282	DaimlerChrysler AG	160,854
18,600	Honda Motor Co.	403,473
8,000	Toyota Motor Corp.	261,920

		1,005,982

Beverages (2.1%):

34,873	Diageo plc	484,984
90,235	Foster’s Group, Ltd.	347,050
52,000	Sapporo Holdings, Ltd.	327,519

		1,159,553

Biotechnology (2.2%):

11,973	Actelion, Ltd.*	674,620
23,912	CSL, Ltd.	564,485

		1,239,105

Chemicals (2.2%):

15,113	BASF AG	593,024
2,801	Syngenta AG	542,869
4,400	Yara International ASA	96,231

		1,232,124

Commercial Banks (7.9%):

45,209	Banco Bilbao Vizcaya Argentaria SA	554,676
57,713	Banco Santander Central Hispano SA	556,933
18,000	Bank of Kyoto, Ltd. (The)	201,801
9,000	Chugoku Bank, Ltd. (The)	138,626
4,521	Credit Suisse Group	123,970
8,331	Deutsche Bank AG	334,935
63,200	HSBC Holdings plc	606,691
321,000	Industrial & Commercial Bank of China	170,606
65,300	Mitsubishi Tokyo Financial Group, Inc.	405,271
21,480	National Australia Bank, Ltd.	314,813
29,100	Nordea AB	204,955
3,402	Societe Generale	172,283
28,000	Sumitomo Trust & Banking Co., Ltd. (The)	165,751
13,000	Suruga Bank, Ltd.	128,778
26,924	Westpac Banking Corp.	320,536

		4,400,625

Commercial Services & Supplies (1.9%):

9,591	Loomis AB, B Shares*	59,462
728	Rakuten, Inc.	463,590
4,200	Rinnai Corp.	164,516
48,200	Securitas AB, Class A	395,858

		1,083,426

Communications Equipment (0.3%):

19,000	Telefonaktiebolaget LM Ericsson, Class B	145,803

Computers & Peripherals (0.3%):

39	NTT Data Corp.	156,587

Construction & Engineering (0.9%):

4,969	ACS, Actividades de
4,969	Construccion y Servicios SA	228,397
14,300	Leopalace21 Corp.	145,028
3,497	Vinci SA	147,204

		520,629

Diversified Financial Services (0.9%):

18,132	Standard Chartered plc	231,731
585	UBS AG*	8,365
16,641	UBS AG, Registered Shares*	241,460

		481,556

Diversified REIT (0.4%):

1,537	Unibail	228,897

Diversified Telecommunication Services (6.2%):

38,348	France Telecom SA	1,072,518
14,737	Koninklijke KPN NV	213,675
104	Nippon Telegraph and Telephone Corp.(a)	566,227
540	Swisscom AG, Registered Shares	174,403
63,640	Telefonica SA	1,426,360

		3,453,183

Electric Utilities (4.8%):

6,200	Chubu Electric Power Co., Inc.	188,476
40,500	CLP Holdings, Ltd.	275,373
15,056	Drax Group plc	122,019
15,556	E.On AG	619,681
119,276	Enel SpA	762,696
21,500	Tokyo Electric Power Co., Inc. (The)	718,027

		2,686,272

Electrical Equipment (1.3%):

18,834	ABB, Ltd.	284,028
7,163	Alstom SA	422,947

		706,975
Electronic Equipment & Instruments (1.5%):

78,000	Fujitsu, Ltd.	377,093

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Electronic Equipment & Instruments, continued

23,000	Hitachi, Ltd.	$89,216
30,000	Matsushita Electric Industrial Co., Ltd.	375,994

		842,303

Food & Staples Retailing (2.0%):

7,000	Don Quijote Co., Ltd.	139,484
11,215	Koninklijke Ahold NV	137,822
16,700	Seven & I Holdings, Ltd.	572,264
11,792	Unilever NV	285,689

		1,135,259

Food Products (4.8%):

12,000	Nippon Meat Packers, Inc.	181,389
6,300	Nissin Foods Holdings Co., Ltd.	221,008
38,936	SFR Nestle SA, Class B	1,535,217
12,000	Toyo Suisan Kaisha, Ltd.	344,990
9,888	Unilever plc	224,655
13,000	Yamazaki Baking Co., Ltd.	200,081

		2,707,340

Health Care Equipment & Supplies (0.9%):

78,811	Smith & Nephew plc	499,910

Hotels, Restaurants & Leisure (0.7%):

84,153	Compass Group plc	417,501

Household Products (0.6%):

4,000	Kao Corp.	121,158
5,208	Reckitt Benckiser Group plc	193,974

		315,132

Industrial Conglomerates (1.4%):

7,900	Mitsubishi Corp.	110,928
6,790	Siemens AG	509,579
10,679	Smiths Group plc	137,460

		757,967

Insurance (8.3%):

11,492	Assicurazioni Generali SpA	315,001
224,331	Corporacion Mapfre SA	760,422
11,600	Mitsui Sumitomo Insurance Group Holdings, Inc.	370,046
68	Mizuho Financial Group, Inc.(a)	205,022
1,557	Muenchener Rueckversicherungs-Gesellschaft AG	241,454
9,756	QBE Insurance Group, Ltd.	177,290
279,353	RSA Insurance Group plc	558,250
20,511	Sampo OYJ, A Shares	383,066
10,723	SCOR SA	246,497
41,000	Sompo Japan Insurance, Inc.	300,315
5,700	Tokio Marine Holdings, Inc.	167,060
4,229	Zurich Financial Services AG	918,400

		4,642,823

Machinery (0.8%):

96,000	Mitsubishi Heavy Industries, Ltd.	428,424

Marine (0.3%):

30,000	Mitsui O.S.K. Lines, Ltd.	184,274

Media (0.5%):

16,597	Reed Elsevier plc	120,943
4,368	Vivendi Universal SA	142,196

		263,139

Metals & Mining (5.1%):

14,489	Anglo American plc	330,871
14,424	Arcelor	347,625
9,993	BHP Billiton plc	188,191
40,964	BHP Billiton, Ltd.	862,509
14,070	Newcrest Mining, Ltd.	333,604
6,685	Rio Tinto plc	144,807
8,029	Rio Tinto, Ltd.	214,995
3,653	Vallourec SA	415,429

		2,838,031

Multi-Utilities (0.6%):

4,087	RWE AG	365,232

Office Electronics (1.2%):

8,400	Canon, Inc.	263,747
31,000	Ricoh Co., Ltd.	394,884

		658,631

Oil, Gas & Consumable Fuels (12.0%):

31,836	BG Group plc	441,896
95,469	BP plc	731,333
41,152	Eni SpA	975,023
6,807	GDF Suez	337,092
15,622	National Grid plc	154,350
88,000	Osaka Gas Co., Ltd.	406,543
13,742	Royal Dutch Shell plc	359,133
58,165	Royal Dutch Shell plc, A Shares, B Shares	1,463,514
13,175	SBM Offshore NV	172,628
16,700	SeaDrill, Ltd.	136,204
85,000	TOKYO GAS CO., Ltd.	430,830
20,485	Total SA	1,116,669

		6,725,215

Paper & Forest Products (0.7%):

46	Nippon Paper Group, Inc.(a)	190,260
36,000	Oji Paper Co., Ltd.	211,681

		401,941

Pharmaceuticals (9.2%):

30,061	AstraZeneca plc	1,217,735
55,036	GlaxoSmithKline plc	1,021,462
23,291	Novartis AG, Registered Shares	1,167,477
5,028	Roche Holding AG	774,306
7,961	Sanofi-Aventis SA, ADR	505,577
8,600	Takeda Chemical Industries, Ltd.	446,202

		5,132,759

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Real Estate Management & Development (0.2%):

19,000	Swire Pacific, Ltd., Class A	$131,746

Road & Rail (0.8%):

59	East Japan Railway Co.(a)	466,781

Software (1.1%):

1,300	Nintendo Co., Ltd.	499,563
4,014	SAP AG	142,731

		642,294

Specialty Retail (1.1%):

14,400	FamilyMart Co., Ltd.	625,699

Textiles, Apparel & Luxury Goods (1.6%):

6,100	Fast Retailing Co., Ltd.	889,212

Tobacco (2.4%):

41,070	British American Tobacco plc	1,066,878
9,976	Imperial Tobacco Group plc	266,425

		1,333,303

Wireless Telecommunication Services (2.1%):

21,401	Deutsche Telekom AG	324,516
145	NTT DoCoMo, Inc.	285,900
289,078	Vodafone Group plc	581,806

		1,192,222

Total Common Stocks (Cost $63,114,097)		53,499,348

Investment Company (7.0%):
3,894,963	Dreyfus Treasury Prime Cash Management, 0.17%(b)	3,894,963

Total Investment Company (Cost $3,894,963)		3,894,963

Total Investment Securities (Cost $67,009,060)(c) — 102.6%		57,394,311
Net other assets (liabilities) — (2.6)%		(1,443,848)

Net Assets — 100.0%		$55,950,463

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

ADR—American Depository Receipt

PLC—Public Liability Co.

SPA—Standby Purchase Agreement

(a)	Security was fair valued as of December 31, 2008. Represents 2.6% of the net assets of the Fund.

(b)	The rate presented represents the effective yield at December 31, 2008.

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Fund
Schedule of Portfolio Investments, continued
December 31, 2008

(c)	Cost for federal income tax purposes is $68,706,494. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$2,588,661
Unrealized depreciation	(13,900,844)

Net unrealized depreciation	$(11,312,183)

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country	Percentage
Japan	24.2%
United Kingdom	21.3%
Switzerland	11.2%
France	8.4%
United States	6.8%
Spain	6.1%
Germany	6.1%
Australia	5.5%
Italy	4.1%
Netherlands	2.2%
Sweden	1.4%
Hong Kong	1.0%
Finland	0.7%
Luxembourg	0.6%
Bermuda	0.2%
Norway	0.2%

100.0%

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Fund
Schedule of Portfolio Investments, continued
December 31, 2008

As of December 31, 2008 the Fund’s open foreign currency exchange contracts were as follows:

	Delivery	Contract		Appreciation/
Long Contracts	Date	Amount	Fair Value	(Depreciation)
Received 147,563 Australian Dollars in exchange for U.S. Dollars	1/5/2009	$101,903	$102,789	$886
Received 226,900 Swiss Franc in exchange for U.S. Dollars	1/5/2009	214,870	213,285	(1,585)
Received 147,088 European Euros in exchange for U.S. Dollars	1/2/2009	206,622	204,436	(2,186)
Received 146,834 European Euros in exchange for U.S. Dollars	1/5/2009	206,309	204,034	(2,275)
Received 270,607 British Sterling Pounds in exchange for U.S. Dollars	1/2/2009	391,466	388,971	(2,495)
Received 298,735 Hong Kong Dollars in exchange for U.S. Dollars	1/5/2009	38,546	38,548	2
Received 31,930,397 Japanese Yen in exchange for U.S. Dollars	1/7/2009	353,560	352,375	(1,185)
Received 25,976 Norwegian Krone in exchange for U.S. Dollars	1/6/2009	3,711	3,710	(1)
Received 187,964 Swedish Krone in exchange for U.S. Dollars	1/7/2009	24,183	23,780	(403)

				$(9,242)

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL NACM
International
Fund

Assets:
Investment securities, at cost	$67,009,060

Investment securities, at value	$57,394,311
Interest and dividends receivable	41,395
Foreign currency, at value (cost $17,032)	16,901
Receivable for capital shares issued	38,506
Receivable for investments sold	409,755
Unrealized appreciation for forward foreign currency contracts	888
Reclaim receivable	57,302
Prepaid expenses	1,466

Total Assets	57,960,524

Liabilities:
Unrealized depreciation on forward foreign currency contracts	10,130
Payable for investments purchased	1,947,473
Payable for capital shares redeemed	11,991
Manager fees payable	16,157
Administration fees payable	2,223
Distribution fees payable	11,130
Administrative and compliance services fees payable	757
Other accrued liabilities	10,200

Total Liabilities	2,010,061

Net Assets	$55,950,463

Net Assets Consist of:
Capital	$106,004,588
Accumulated net investment income/(loss)	1,543
Accumulated net realized gains/(losses) from investment transactions	(40,433,908)
Net unrealized appreciation/(depreciation) on investments	(9,621,760)

Net Assets	$55,950,463

Shares of beneficial interest (unlimited number of shares authorized, no par value)	10,925,213
Net Asset Value (offering and redemption price per share)	$5.12

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL NACM
International
Fund

Investment Income:
Interest	$40,505
Dividends	2,454,636
Income from securities lending	63,644
Foreign withholding tax	(226,420)

Total Investment Income	2,332,365

Expenses:
Manager fees	606,480
Administration fees	31,845
Distribution fees	178,377
Custodian fees	154,971
Administrative and compliance service fees	2,860
Trustees’ fees	6,182
Professional fees	11,372
Shareholder reports	2,989
Recoupment of prior expenses reimbursed by the Manager	5,372
Interest expense on cash overdraft	41,837
Other expenses	31,912

Total expenses before reductions	1,074,197
Less expenses paid indirectly	(423)

Net expenses	1,073,774

Net Investment Income/(Loss)	1,258,591

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(34,612,642)
Change in unrealized appreciation/(depreciation) on investments	(10,103,281)

Net Realized/ Unrealized Gains/(Losses) on Investments	(44,715,923)

Change in Net Assets Resulting From Operations	$(43,457,332)

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL NACM
	International Fund
	For the
	Year Ended	May 1, 2007 to
	December 31,	December 31,
	2008	2007(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$1,258,591	$401,475
Net realized gains/(losses) on investment transactions	(34,612,642)	(6,106,148)
Change in unrealized appreciation/(depreciation) on investments	(10,103,281)	481,521

Change in net assets resulting from operations	(43,457,332)	(5,223,152)

Dividends to Shareholders:
From net investment income	(1,232,863)	(169,762)
From return of capital	(149,072)	—

Change in net assets resulting from dividends to shareholders	(1,381,935)	(169,762)

Capital Transactions:
Proceeds from shares issued	45,122,165	96,888,354
Proceeds from dividends reinvested	1,381,935	169,762
Value of shares redeemed	(25,207,659)	(12,171,913)

Change in net assets resulting from capital transactions	21,296,441	84,886,203

Change in net assets	(23,542,826)	79,493,289
Net Assets:
Beginning of period	79,493,289	—

End of period	$55,950,463	$79,493,289

Accumulated net investment income/(loss)	$1,543	$21,641

Share Transactions:
Shares issued	5,960,254	9,561,298
Dividends reinvested	279,282	17,851
Shares redeemed	(3,651,291)	(1,242,181)

Change in shares	2,588,245	8,336,968

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	May 1, 2007 to
	December 31,	December 31,
	2008	2007(a)

Net Asset Value, Beginning of Period	$9.54	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.12	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	(4.41)	(0.49)

Total from Investment Activities	(4.29)	(0.44)

Dividends to Shareholders From:
Net Investment Income	(0.12)	(0.02)
Return of Capital	(0.01)	—

Total Dividends	(0.13)	(0.02)

Net Asset Value, End of Period	$5.12	$9.54

Total Return(b) (c)	(44.91)%	(4.39)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$55,950	$79,493
Net Investment Income/(Loss)(d)	1.77%	0.78%
Expenses Before Reductions(d) (e)	1.51%	1.43%
Expenses Net of Reductions(d)	1.51%	1.38%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d) (f)	1.51%	N/A
Portfolio Turnover Rate(c)	187.88%	138.59%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL NACM International Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Fund
Notes to the Financial Statements, continued
December 31, 2008

hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Fund
Notes to the Financial Statements, continued
December 31, 2008

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Fund
Notes to the Financial Statements, continued
December 31, 2008

Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an affiliated money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Nicholas - Applegate Capital Management, LLC (“NACM”), NACM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.45%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
NACM International Fund	0.85%	1.45%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

Expires
12/31/2010
NACM International Fund	$23,341

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Fund
Notes to the Financial Statements, continued
December 31, 2008

amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $3,020 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Fund
Notes to the Financial Statements, continued
December 31, 2008

valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 — Quoted Prices	$3,903,329	$—
Level 2 — Other Significant Observable Inputs	53,490,982	(9,242)
Level 3 — Significant Unobservable Inputs	—	—

Total	$57,394,311	$(9,242)

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL NACM International Fund	$151,400,854	$126,844,035

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires	Expires
	12/31/2015	12/21/2016
AZL NACM International Fund	$2,031,226	$30,630,972

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $6,074,323 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Fund
Notes to the Financial Statements, continued
December 31, 2008

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

	Ordinary	Return of	Total
	Income	Capital	Distributions(a)
AZL NACM International Fund	$1,232,863	$149,072	$1,381,935

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL NACM International Fund	$169,762	$—	$169,762

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Total
	Accumulated		Accumulated
	Capital and	Unrealized	Earnings
	Other Losses	Depreciation(a)	(Deficit)
AZL NACM International Fund	$(38,736,521)	$(11,317,604)	$(50,054,125)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL NACM International Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each period in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each period in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

23

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

24

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

25

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

26

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

27

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

28

The Allianz VIP Funds are disturbed by Allianz Life Financial Services, LLc.
These Funds are not FDIC Insured.	ANNRPT1208 2/09

AZL® OCC
Opportunity Fund
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® OCC Opportunity Fund
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL® OCC Opportunity Fund and Oppenheimer Capital LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
For the 12-month period ended December 31, 2008, the AZL® OCC Opportunity Fund had a return of –47.15%. That compared to a –38.54% total return for its benchmark, the Russell 2000® Growth Index1.
A difficult year for small-cap growth funds specifically as well as the overall market depressed the Fund’s absolute returns. The Fund’s subadviser pursued a strategy of investing in companies with above-average leverage coupled with improving risk-reward ratios. That approach hurt absolute and relative performance, as the market worsened and investors fled all companies carrying high debt loads, regardless of the fundamentals.*
Strong stock selection helped the Fund’s holdings in the energy sector boost its return relative to the benchmark. A focus on low-cost shares of high-growth natural gas exploration and production companies helped the Fund’s energy allocation significantly outperform the energy stocks in the benchmark. That said, an overweight position in energy stocks reduced the Fund’s relative performance. The manager identified a number of positive long-term investment opportunities in the sector, but energy stocks lagged the market as energy prices declined considerably over the second half of the year. As a result, the overweight position had a negative impact on the Fund’s relative return.*
Additionally, the Fund suffered from being overweight in industrial stocks, a group that lagged the benchmark due to the effect of the weakening economy. The Fund’s underweight allocation to health care also weighed on relative performance, as stocks in that sector generally outperformed the market.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.

[1]	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZL® OCC Opportunity Fund Review
Fund Objective
The Fund’s investment objective is capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of growth companies with market capitalizations of less than $2 billion at the time of investment.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Smaller companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2008

				Since
	1	3	5	Inception
	Year	Year	Year	(5/1/02)

AZL® OCC Opportunity Fund	-47.15%	-13.71%	-6.16%	-0.71%

Russell 2000® Growth Index	-38.54%	-9.32%	-2.35%	-0.60%

Expense Ratio
Gross	1.21%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have entered into a written contract limiting operating expenses to 1.35% through April 30, 2010. Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 2000® Growth Index, an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. Investors cannot invest directly in an index. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL OCC Opportunity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL OCC Opportunity Fund	$1,000.00	$622.90	$5.26	1.29%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL OCC Opportunity Fund	$1,000.00	$1,018.65	$6.55	1.29%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL OCC Opportunity Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Aerospace & Defense	2.6%
Airlines	3.8
Biotechnology	3.3
Chemicals	1.1
Commercial Services & Supplies	7.0
Diversified Financial Services	4.5
Diversified Telecommunication Services	0.8
Food Products	2.9
Health Care Equipment & Supplies	4.0
Health Care Providers & Services	2.7
Health Care Technology	0.8
Hotels, Restaurants & Leisure	7.7
Insurance	2.2
Internet Software & Services	5.2
IT Services	3.2
Life Sciences Tools & Services	1.4
Oil, Gas & Consumable Fuels	13.1
Pharmaceuticals	11.7
Road & Rail	4.6
Semiconductors & Semiconductor Equipment	2.9
Software	6.0
Specialty Retail	1.9
Textiles, Apparel & Luxury Goods	1.6
Transportation Infrastructure	3.5
Investment Company	3.3

101.8%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks (98.5%):
Aerospace & Defense (2.6%):

21,905	Aerovironment, Inc.*	$806,323
77,140	Orbital Sciences Corp.*	1,506,544

		2,312,867

Airlines (3.8%):

66,632	Copa Holdings SA, Class A	2,020,282
114,500	UAL Corp.	1,261,790

		3,282,072

Biotechnology (3.3%):

28,685	Cubist Pharmaceuticals, Inc.*	693,030
691,164	Indevus Pharmaceuticals, Inc.*	2,170,255

		2,863,285

Chemicals (1.1%):

44,509	Intrepid Potash, Inc.*	924,452

Commercial Services & Supplies (7.0%):

375,242	AerCap Holdings NV*	1,129,478
15,551	American Public Education*	578,342
10,275	Clean Harbors, Inc.*	651,846
137,354	EnergySolutions, Inc.	776,050
21,200	FTI Consulting, Inc.*	947,216
11,475	Huron Consulting Group, Inc.*	657,173
212,165	Innerworkings, Inc.*	1,389,681

		6,129,786

Diversified Financial Services (4.5%):

188,400	CIT Group, Inc.	855,336
50,600	Evercore Partners, Inc.	631,994
23,100	Greenhill & Co., Inc.	1,611,687
60,512	Nelnet, Inc., Class A	867,137

		3,966,154

Diversified Telecommunication Services (0.8%):

99,143	Switch & Data Facilities Co., Inc.*	732,667

Food Products (2.9%):

20,700	Green Mountain Coffee Roasters, Inc.*	801,090
172,650	Smart Balance, Inc.*	1,174,020
363,166	SunOpta, Inc.*	570,171

		2,545,281

Health Care Equipment & Supplies (4.0%):

104,357	Ev3, Inc.*	636,578
82,411	Hansen Medical, Inc.*	595,007
103,400	Hologic, Inc.*	1,351,438
33,285	Immucor, Inc.*	884,715

		3,467,738

Health Care Providers & Services (2.7%):

25,868	Alliance Imaging, Inc.*	206,168
76,686	IPC Hospitalist Co. (The)*	1,290,625
29,420	Psychiatric Solutions, Inc.*	819,347

		2,316,140

Health Care Technology (0.8%):

56,820	Phase Forward, Inc.*	711,386

Hotels, Restaurants & Leisure (7.7%):

89,113	Ameristar Casinos, Inc.	769,936
107,548	BJ’s Restaurants, Inc.*	1,158,292
27,278	Buffalo Wild Wings, Inc.*	699,681
66,976	Life Time Finess, Inc.*	867,339
283,452	Pinnacle Entertainment, Inc.*	2,176,912
137,100	Texas Roadhouse, Inc., Class A*	1,062,525

		6,734,685

Insurance (2.2%):

60,300	Fidelity National Financial, Inc., Class A	1,070,325
16,300	RenaissanceRe Holdings, Ltd.	840,428

		1,910,753

Internet Software & Services (5.2%):

132,700	Ariba, Inc.*	956,767
97,122	Omniture, Inc.*	1,033,378
137,053	VistaPrint, Ltd.*	2,550,556

		4,540,701

IT Services (3.2%):

224,727	Bluephoenix Solutions, Ltd.*	417,992
21,150	CACI International, Inc., Class A*	953,654
319,893	Sapient Corp.*	1,420,325

		2,791,971

Life Sciences Tools & Services (1.4%):

45,416	Illumina, Inc.*	1,183,087

Oil, Gas & Consumable Fuels (13.1%):

53,745	Carrizo Oil & Gas, Inc.*	865,294
297,221	EXCO Resources, Inc.*	2,692,822
64,911	GMX Resources, Inc.*	1,643,547
22,900	Goodrich Petroleum Corp.*	685,855
185,071	Petrohawk Energy Corp.*	2,892,660
466,763	Quicksilver Resources, Inc.*	2,599,870

		11,380,048

Pharmaceuticals (11.7%):

20,450	AMAG Pharmaceuticals, Inc.*	733,132
147,702	BioMarin Pharmaceutical, Inc.*	2,629,096
338,703	Cardiome Pharma Corp.*	1,541,099
551,061	Durect Corp.*	1,868,097
126,107	Halozyme Therapeutics, Inc.*	706,199
273,907	POZEN, Inc.*	1,380,491
21,025	United Therapeutics Corp.*	1,315,114

		10,173,228
Road & Rail (4.6%):

104,646	Celadon Group, Inc.*	892,630
101,654	Knight Transportation, Inc.	1,638,663

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Road & Rail, continued

32,018	Old Dominion Freight Line, Inc.*	$911,232
94,109	Vitran Corp., Inc.*	583,476

		4,026,001

Semiconductors & Semiconductor Equipment (2.9%):

57,350	Microsemi Corp.*	724,904
81,003	Netlogic Microsystems, Inc.*	1,782,876

		2,507,780

Software (6.0%):

54,412	Commvault Systems, Inc.*	729,665
26,575	Concur Technologies, Inc.*	872,191
89,054	Taleo Corp., Class A*	697,293
71,640	Ultimate Software Group, Inc.*	1,045,944
209,685	Wind River Systems, Inc.*	1,893,456

		5,238,549

Specialty Retail (1.9%):

19,625	MSC Industrial Direct Co., Inc., Class A	722,789
63,960	Titan Machinery, Inc.*	899,277

		1,622,066

Textiles, Apparel & Luxury Goods (1.6%):

9,425	Deckers Outdoor Corp.*	752,774
25,389	Under Armour, Inc.*	605,274

		1,358,048

Transportation Infrastructure (3.5%):

178,485	Aegean Marine Petroleum Network, Inc.	3,027,106

Total Common Stocks (Cost $113,098,521)		85,745,851

Investment Company (3.3%):
2,844,903	Dreyfus Treasury Prime Cash Management, 0.17%(a)	2,844,903

Total Investment Company (Cost $2,844,903)		2,844,903

Total Investment Securities (Cost $115,943,424)(b) — 101.8%		88,590,754
Net other assets (liabilities) — (1.8)%		(1,544,464)

Net Assets — 100.0%		$87,046,290

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

(a)	The rate presented represents the effective yield at December 31, 2008.

(b)	Cost for federal income tax purposes is $127,411,312. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$3,340,887
Unrealized depreciation	(42,161,445)

Net unrealized depreciation	$(38,820,558)

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country	Percentage
United States	86.2%
Bermuda	3.8%
Greece	3.4%
Canada	3.0%
Panama	2.3%
Netherlands	1.3%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL OCC
Opportunity
Fund

Assets:
Investment securities, at cost	$115,943,424

Investment securities, at value	$88,590,754
Interest and dividends receivable	213
Receivable for capital shares issued	7,593
Receivable for investments sold	600,594
Prepaid expenses	2,266

Total Assets	89,201,420

Liabilities:
Payable for investments purchased	2,048,127
Payable for capital shares redeemed	5,612
Manager fees payable	56,927
Administration fees payable	3,348
Distribution fees payable	16,743
Administrative and compliance services fees payable	1,460
Other accrued liabilities	22,913

Total Liabilities	2,155,130

Net Assets	$87,046,290

Net Assets Consist of:
Capital	$165,944,087
Accumulated net investment income/(loss)	—
Accumulated net realized gains/(losses) from investment transactions	(51,545,127)
Net unrealized appreciation/(depreciation) on investments	(27,352,670)

Net Assets	$87,046,290

Shares of beneficial interest (unlimited number of shares authorized, no par value)	12,482,290
Net Asset Value (offering and redemption price per share)	$6.97

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL OCC
Opportunity
Fund

Investment Income:
Interest	$96,478
Dividends	103,577
Income from securities lending	751,998

Total Investment Income	952,053

Expenses:
Manager fees	1,184,225
Administration fees	61,860
Distribution fees	348,302
Custodian fees	40,642
Administrative and compliance service fees	5,891
Trustees’ fees	11,991
Professional fees	23,331
Shareholder reports	31,340
Interest expense on cash overdraft	20,312
Other expenses	7,187

Total expenses before reductions	1,735,081
Less expenses paid indirectly	(255,282)

Net expenses	1,479,799

Net Investment Income/(Loss)	(527,746)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(47,331,416)
Change in unrealized appreciation/(depreciation) on investments	(37,961,447)

Net Realized/ Unrealized Gains/(Losses) on Investments	(85,292,863)

Change in Net Assets Resulting From Operations	$(85,820,609)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL OCC
	Opportunity Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

Change in Net Assets:
Operations:
Net investment income/(loss)	$(527,746)	$(852,148)
Net realized gains/(losses) on investment transactions	(47,331,416)	15,314,958
Change in unrealized appreciation/(depreciation) on investments	(37,961,447)	(2,280,903)

Change in net assets resulting from operations	(85,820,609)	12,181,907

Dividends to Shareholders:
From net realized gains on investments	(16,539,046)	(24,083,079)

Change in net assets resulting from dividends to shareholders	(16,539,046)	(24,083,079)

Capital Transactions:
Proceeds from shares issued	33,132,948	72,932,635
Proceeds from dividends reinvested	16,539,046	24,083,079
Value of shares redeemed	(55,596,269)	(48,471,775)

Change in net assets resulting from capital transactions	(5,924,275)	48,543,939

Change in net assets	(108,283,930)	36,642,767
Net Assets:
Beginning of period	195,330,220	158,687,453

End of period	$87,046,290	$195,330,220

Accumulated net investment income/(loss)	$—	$—

Share Transactions:
Shares issued	3,149,014	4,386,993
Dividends reinvested	1,644,040	1,603,401
Shares redeemed	(5,356,524)	(2,963,744)

Change in shares	(563,470)	3,026,650

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$14.97	$15.84	$14.69	$13.98	$13.01

Investment Activities:
Net Investment Income/(Loss)	(0.04)	(0.07)	(0.14)	(0.14)	(0.11)
Net Realized and Unrealized Gains/(Losses) on Investments	(6.60)	1.49	1.80	0.85	1.11

Total from Investment Activities	(6.64)	1.42	1.66	0.71	1.00

Dividends to Shareholders From:
Net Realized Gains	(1.36)	(2.29)	(0.51)	—	(0.03)

Total Dividends	(1.36)	(2.29)	(0.51)	—	(0.03)

Net Asset Value, End of Period	$6.97	$14.97	$15.84	$14.69	$13.98

Total Return(a)	(47.15)%	8.89%	11.68%	5.08%	7.76%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$87,046	$195,330	$158,687	$132,560	$122,817
Net Investment Income/(Loss)	(0.38)%	(0.47)%	(0.92)%	(1.06)%	(1.02)%
Expenses Before Reductions(b)	1.25%	1.21%	1.22%	1.35%	1.32%
Expenses Net of Reductions	1.06%	1.10%	1.20%	1.35%	1.32%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.25%	1.21%	1.22%	N/A	N/A
Portfolio Turnover Rate	202.73%	183.55%	269.47%	193.67%	189.43%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL OCC Opportunity Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Notes to the Financial Statements, continued
December 31, 2008

hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Notes to the Financial Statements, continued
December 31, 2008

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Notes to the Financial Statements, continued
December 31, 2008

Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an affiliated money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Oppenheimer Capital LLC (“OCC”), OCC provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.35%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL OCC Opportunity Fund	0.85%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Notes to the Financial Statements, continued
December 31, 2008

The Fund’s lending agent through December 3, 2008 was Dresdner Bank, AG (the “Agent”), an affiliate of the Manager. Under the terms of the Securities Lending Agreement, the Agent is entitled to receive 20% of the income earned from securities lending. During the period ended December 3, 2008, the Agent received $172,463 in fees for acting as the Securities Lending Agent.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $6,059 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Notes to the Financial Statements, continued
December 31, 2008

valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 — Quoted Prices	$88,590,754	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$88,590,754	$—

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL OCC Opportunity Fund	$285,232,823	$308,584,995

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2016
AZL OCC Opportunity Fund	$30,720,153

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $9,357,086 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Notes to the Financial Statements, continued
December 31, 2008

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL OCC Opportunity Fund	$10,820,773	$5,718,273	$16,539,046

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL OCC Opportunity Fund	$9,048,814	$15,034,265	$24,083,079

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

	Accumulated		Total
	Capital and	Unrealized	Accumulated
	Other Losses	Depreciation(a)	Earnings (Deficit)
AZL OCC Opportunity Fund	$(40,077,239)	$(38,820,558)	$(78,897,797)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL OCC Opportunity Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 1.80% of the total ordinary income distributions paid during the year ended December 31, 2008 qualify for the corporate dividends received deduction.

For the period ended December 31, 2008, the Fund had net long-term capital gains of $5,718,273.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (”Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

21

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

22

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

23

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

25

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

26

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRP1208 2/09

AZL® Oppenheimer
Global Fund
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Oppenheimer Global Fund
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL® Oppenheimer Global Fund and OppenheimerFunds, Inc. serves as Subadviser to the Fund.
OppenheimerFunds, Inc., manages over 60 mutual funds.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
For the 12-month period ended December 31, 2008, the AZL® Oppenheimer Global Fund returned –41.05%. That compared to a –40.71% total return for its benchmark, the MSCI World Index1.
This Fund’s subadviser employs a bottom-up stock selection process in order to identify shares that offer attractive long-term growth opportunities at reasonable prices. They look to buy stocks on an investment horizon of three- to five-years, and do not make bets on particular countries or sectors. At the end of the period, approximately one-third of the Fund’s assets were invested in the United States. The Fund also had exposure, at the end of the period, to other large markets, such as, Japan, the United Kingdom, Sweden, Germany and France.*
Global stock markets experienced significant volatility and suffered large losses during the period, as the worsening credit crisis and the ensuing worldwide economic slowdown eroded both investor confidence and corporate profits. In that environment, most companies—regardless of their financial stability—saw declines in their stock prices, and the Fund’s absolute performance suffered.
The Fund’s overweight position in the technology sector hurt returns relative to the index. The Fund’s managers are confident that the Fund’s holdings in this sector have strong balance sheets and sustainable business models; nevertheless, these stocks were hurt by the severity of the economic downturn. For example, shares of the Fund’s largest holding (a Swedish vendor of mobile telecommunications networks) fell considerably. Other investments that dampened relative performance included a large American insurance firm, a Scottish banking company and a Japanese electronics manufacturer.*
The Fund’s under weight position in the materials sector contributed positively to performance. The Fund’s managers believed commodity prices were unjustifiably inflated, and their underweight in materials benefited the Fund as commodity prices fell during the second half of the period. The Fund’s underweight in financials also helped performance, as the worsening credit crisis generated huge losses for many financial services firms. In addition, the Fund benefited from relatively strong-performing stocks, including a large U.S. retailer and a Japanese pharmaceutical company.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.

[1]	The Morgan Stanley Capital International (“MSCI”) World Index is a market capitalization-weighted equity index which monitors the performance of stocks from around the world. Investors cannot invest directly in an index.

1

AZL® Oppenheimer Global Fund Review
Fund Objective
The Fund’s investment objective is capital appreciation. This objective may be changed by the Trustees without shareholder approval. The Fund seeks to achieve its investment objective by investing primarily in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2008

			Since
	1	3	Inception
	Year	Year	(5/3/04)

AZL® Oppenheimer Global Fund	-41.05%	-10.17%	-1.20%
MSCI World Index	-40.71%	-8.10%	-0.78%

Expense Ratio
Gross	1.30%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.80% and is limiting operating expenses to 1.39% through April 30, 2010. The Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Morgan Stanley Capital International (“MSCI”) World Index, an unmanaged market capitalization-weighted equity index which monitors the performance of stocks from around the world. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Oppenheimer Global Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

			Expenses	Annualized
	Beginning	Ending	Paid During	Expense Ratio
	Account Value	Account Value	Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Oppenheimer Global Fund	$1,000.00	$684.00	$5.76	1.36%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses	Annualized
	Beginning	Ending	Paid During	Expense Ratio
	Account Value	Account Value	Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Oppenheimer Global Fund	$1,000.00	$1,018.30	$6.90	1.36%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Oppenheimer Global Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Aerospace & Defense	4.6%
Air Freight & Logistics	0.8
Automobiles	2.5
Beverages	3.1
Biotechnology	0.9
Building Products	1.4
Commercial Banks	4.6
Commercial Services & Supplies	1.0
Communications Equipment	7.3
Consumer Finance	1.4
Diversified Financial Services	1.6
Electric Utilities	0.9
Electrical Equipment	1.3
Electronic Equipment & Instruments	3.8
Energy Equipment & Services	1.7
Food & Staples Retailing	3.8
Food Products	0.9
Health Care Providers & Services	1.4
Hotels, Restaurants & Leisure	3.1
Household Durables	2.7
Household Products	2.6
Industrial Conglomerates	4.0
Insurance	2.3
Internet Software & Services	1.4
IT Services	1.7
Leisure Equipment & Products	0.3
Machinery	0.4
Media	3.2
Oil, Gas & Consumable Fuels	3.1
Pharmaceuticals	5.3
Semiconductors & Semiconductor Equipment	4.9
Software	9.1
Specialty Retail	4.3
Textiles, Apparel & Luxury Goods	3.2
Wireless Telecommunication Services	3.8
Convertible Bonds	0.1
Preferred Stock	0.0
Investment Company	1.9
Right	0.0

100.4%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks (98.4%):
Aerospace & Defense (4.6%):

11,240	Boeing Co. (The)	$479,611
40,200	Empresa Brasileira de Aeronautica SA, ADR	651,642
69,630	European Aeronautic Defence and Space Co.	1,175,429
8,310	Lockheed Martin Corp.	698,705
11,020	Northrop Grumman Corp.	496,341
19,900	Raytheon Co.	1,015,696

		4,517,424

Air Freight & Logistics (0.8%):

41,300	TNT NV	793,127

Automobiles (2.5%):

29,134	Bayerische Motoren Werke AG (BMW)	910,362
10,923	Bayerische Motoren Werke (BMW)	217,649
6,259	Porsche AG	495,908
25,000	Toyota Motor Corp.	818,501

		2,442,420

Beverages (3.1%):

16,790	Companhia de Bebidas das Americas, ADR, Preferred Shares	743,965
44,304	Diageo plc	616,142
387,800	Fomento Economico Mexicano, SAB de CV	1,159,627
172,390	Grupo Modelo, SA de CV, Series C	547,867

		3,067,601

Biotechnology (0.9%):

16,600	Acadia Pharmaceuticals, Inc.*	14,940
14,700	InterMune, Inc.*	155,526
9,800	Regeneron Pharmaceuticals, Inc.*	179,928
27,600	Seattle Genetics, Inc.*	246,744
24,400	Theravance, Inc.*	302,316

		899,454

Building Products (1.4%):

116,800	Assa Abloy AB, Class B	1,326,014

Commercial Banks (4.6%):

49,350	Credit Suisse Group	1,353,218
121,190	HSBC Holdings plc	1,163,369
500	ICICI Bank, Ltd., ADR	9,625
346,190	Royal Bank of Scotland Group plc	250,204
11,662	Societe Generale	590,585
247	Sumitomo Mitsui Financial Group, Inc.(a)	1,083,879

		4,450,880

Commercial Services & Supplies (1.0%):

18,500	Secom Co, Ltd.	953,120

Communications Equipment (7.3%):

87,870	Corning, Inc.	837,401
105,670	Juniper Networks, Inc.*	1,850,282
50,780	Tandberg ASA	559,340
504,870	Ericsson LM, Class B	3,874,285
126,900	Wire and Wireless India, Ltd.*	32,283

		7,153,591

Consumer Finance (1.4%):

105,400	SLM Corp.*	938,060
111	Sony Financial Holdings, Inc.	426,357

		1,364,417

Diversified Financial Services (1.6%):

51,850	3I Group plc	204,216
29,400	Citigroup, Inc.	197,274
500	CME Group, Inc.	104,055
71,153	Investor AB, B Shares	1,071,348

		1,576,893

Electric Utilities (0.9%):

42,100	Fortum OYJ	904,180

Electrical Equipment (1.3%):

21,800	Emerson Electric Co.	798,098
80,000	Mitsubishi Electric Corp.	500,727

		1,298,825

Electronic Equipment & Instruments (3.8%):

46,100	HOYA Corp.	801,018
4,630	Keyence Corp.	948,230
7,300	KYOCERA Corp.	526,738
28,100	Murata Manufacturing Co., Ltd.	1,101,759
7,900	Nidec Corp.	307,281

		3,685,026

Energy Equipment & Services (1.7%):

26,730	Technip SA	818,810
18,672	Transocean, Ltd.*	882,252

		1,701,062

Food & Staples Retailing (3.8%):

23,785	Seven & I Holdings, Ltd.	815,048
212,163	Tesco plc	1,105,082
31,500	Wal-Mart Stores, Inc.	1,765,890

		3,686,020

Food Products (0.9%):

97,385	Cadbury plc	852,309
Health Care Providers & Services (1.4%):

33,900	Aetna, Inc.	966,150
8,900	WellPoint, Inc.*	374,957

		1,341,107

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Hotels, Restaurants & Leisure (3.1%):

23,187	Aristocrat Leisure, Ltd.	$64,049
53,200	Carnival Corp.	1,293,824
25,000	McDonald’s Corp.	1,554,750
28,800	Shuffle Master, Inc.*	142,848

		3,055,471

Household Durables (2.7%):

63,900	Koninklijke Philips Electronics NV	1,242,650
65,200	Sony Corp.	1,417,697

		2,660,347

Household Products (2.6%):

18,400	Colgate-Palmolive Co.	1,261,136
46,200	Hindustan Unilever, Ltd.	238,561
27,723	Reckitt Benckiser Group plc	1,032,553

		2,532,250

Industrial Conglomerates (4.0%):

22,900	3M Co.	1,317,666
33,819	Siemens AG	2,538,062

		3,855,728

Insurance (2.3%):

25,800	AFLAC, Inc.	1,182,672
129,890	Prudential plc	790,605
68,300	XL Capital, Ltd., Class A	252,710

		2,225,987

Internet Software & Services (1.4%):

100,100	eBay, Inc.*	1,397,396

IT Services (1.7%):

42,200	Automatic Data Processing, Inc.	1,660,148

Leisure Equipment & Products (0.3%):

28,400	Sega Sammy Holdings, Inc.	329,619

Machinery (0.4%):

5,900	Fanuc, Ltd.	419,695

Media (3.2%):

139,270	Dish TV India, Ltd.*	57,772
77,700	Grupo Televisa SA, ADR	1,160,838
608,300	Sirius XM Radio, Inc.*	72,996
60,500	Walt Disney Co. (The)	1,372,745
144,300	Zee Entertainment Enterprises	418,921

		3,083,272

Oil, Gas & Consumable Fuels (3.1%):

19,770	BP plc, ADR	924,050
48,020	Husky Energy, Inc.	1,201,084
16,940	Total SA	923,425

		3,048,559

Pharmaceuticals (5.3%):

1,394	Basilea Pharmaceutica AG*	196,777
12,902	NicOx SA*	140,881
18,595	Roche Holding AG	2,863,608
Shares or
Principal		Fair
Amount		Value
15,705	Sanofi-Aventis SA, ADR	997,373
37,000	Shionogi & Co., Ltd.	950,553

		5,149,192

Semiconductors & Semiconductor Equipment (4.9%):

61,600	Altera Corp.	1,029,336
26,700	Cree, Inc.*	423,729
24,400	Linear Technology Corp.	539,728
60,400	Maxim Integrated Products, Inc.	689,768
125,429	MediaTek, Inc.	848,489
619,173	Taiwan Semiconductor Manufacturing Co., Ltd.	848,670
49,854	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	393,847

		4,773,567

Software (9.1%):

58,100	Adobe Systems, Inc.*	1,236,949
58,386	Infosys Technologies, Ltd.	1,352,367
21,950	International Game Technology	260,985
75,600	Intuit, Inc.*	1,798,524
87,500	Microsoft Corp.	1,701,000
2,200	Nintendo Co., Ltd.	845,415
47,807	SAP AG	1,699,933

		8,895,173

Specialty Retail (4.3%):

43,940	Hennes & Mauritz AB	1,717,968
33,100	Industria de Diseno Textil SA	1,462,899
41,000	Tiffany & Co.	968,830

		4,149,697

Textiles, Apparel & Luxury Goods (3.2%):

87,700	Bulgari SPA	547,492
73,554	Burberry Group plc	235,846
25,840	LVMH Moet Hennessy Louis Vuitton SA	1,735,894
13,700	Tod’s SPA	576,935

		3,096,167

Wireless Telecommunication Services (3.8%):

267	KDDI Corp.	1,902,097
28,760	SK Telecom Co., Ltd., ADR	522,857
23,300	Turkcell Iletisim Hizmetleri AS, ADR	339,714
490,195	Vodafone Group plc	986,579

		3,751,247

Total Common Stocks (Cost $124,092,859)		96,096,985

Convertible Bonds (0.1%):
Pharmaceuticals (0.1%):

155,000	Theravance, Inc., 3.00%, 1/15/15	94,938

Total Convertible Bonds (Cost $155,000)		94,938

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Convertible Bonds, continued
Pharmaceuticals, continued

Preferred Stocks (0.0%):
250	Schering-Plough Corp.	$43,625

Total Preferred Stocks (Cost $38,832)		43,625

Investment Company (1.9%):
1,881,640	Dreyfus Treasury Prime Cash Management, 0.17%(b)	1,881,640

Total Investment Company (Cost $1,881,640)		1,881,640

Rights (0.0%):
163,555	Dish TV India, Ltd.,*	0

Total Rights (Cost $—)		0

Total Investment Securities (Cost $126,168,331)(c) — 100.4%		98,117,188
Net other assets (liabilities) — (0.4)%		(424,867)

Net Assets — 100.0%		$97,692,321

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

ADR—American Depository Receipt

PLC—Public Liability Co.

SPA—Standby Purchase Agreement

(a)	Security was fair valued as of December 31, 2008. Represents 1.1% of the net assets of the Fund.

(b)	The rate presented represents the effective yield at December 31, 2008.

(c)	Cost for federal income tax purposes is $132,245,619. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$5,422,657
Unrealized depreciation	(39,551,088)

Net unrealized depreciation	$(34,128,431)

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country	Percentage
United States	32.7%
Japan	14.3%
United Kingdom	8.3%
Sweden	8.1%
Germany	6.0%
Switzerland	5.4%
France	5.3%
Netherlands	3.3%
Mexico	2.9%
India	2.2%
Taiwan	2.1%
Spain	1.5%
Brazil	1.4%
Panama	1.3%
Canada	1.2%
Italy	1.2%
Finland	0.9%
Norway	0.6%
Korea	0.5%
Turkey	0.4%
Cayman Islands	0.3%
Australia	0.1%

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL
Oppenheimer
Global Fund

Assets:
Investment securities, at cost	$126,168,331

Investment securities, at value	$98,117,188
Dividend income	129,386
Receivable for capital shares issued	10,938
Receivable for investments sold	9,296
Reclaim receivable	142,602
Prepaid expenses	2,843

Total Assets	98,412,253

Liabilities:
Foreign currency cash overdraft (cost $317,997)	317,997
Payable for investments purchased	260,949
Payable for capital shares redeemed	24,523
Manager fees payable	62,734
Administration fees payable	3,919
Distribution fees payable	19,604
Administrative and compliance services fees payable	1,567
Other accrued liabilities	28,639

Total Liabilities	719,932

Net Assets	$97,692,321

Net Assets Consist of:
Capital	$138,250,641
Accumulated net investment income/(loss)	1,872,504
Accumulated net realized gains/(losses) from investment transactions	(14,388,595)
Net unrealized appreciation/(depreciation) on investments	(28,042,229)

Net Assets	$97,692,321

Shares of beneficial interest (unlimited number of shares authorized, no par value)	11,910,120
Net Asset Value (offering and redemption price per share)	$8.20

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL
Oppenheimer
Global Fund

Investment Income:
Interest	$21,946
Dividends	4,222,839
Income from securities lending	203,439
Foreign withholding tax	(310,750)

Total Investment Income	4,137,474

Expenses:
Manager fees	1,434,256
Administration fees	70,730
Distribution fees	398,404
Custodian fees	150,292
Administrative and compliance service fees	6,488
Trustees’ fees	13,691
Professional fees	27,115
Shareholder reports	35,594
Interest expense on cash overdraft	22,822
Other expenses	29,969

Total expenses before reductions	2,189,361
Less expenses waived/ reimbursed by the Manager	(159,359)

Net expenses	2,030,002

Net Investment Income/(Loss)	2,107,472

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(12,964,785)
Change in unrealized appreciation/(depreciation) on investments	(69,842,558)

Net Realized/ Unrealized Gains/(Losses) on Investments	(82,807,343)

Change in Net Assets Resulting From Operations	$(80,699,871)

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Oppenheimer Global Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

Change in Net Assets:
Operations:
Net investment income/(loss)	$2,107,472	$1,341,898
Net realized gains/(losses) on investment transactions	(12,964,785)	9,769,074
Change in unrealized appreciation/(depreciation) on investments	(69,842,558)	827,447

Change in net assets resulting from operations	(80,699,871)	11,938,419

Dividends to Shareholders:
From net investment income	(1,247,021)	(1,117,647)
From net realized gains on investments	(10,378,616)	(7,202,185)

Change in net assets resulting from dividends to shareholders	(11,625,637)	(8,319,832)

Capital Transactions:
Proceeds from shares issued	19,180,481	33,272,324
Proceeds from dividends reinvested	11,625,637	8,319,832
Value of shares redeemed	(59,769,283)	(44,840,112)

Change in net assets resulting from capital transactions	(28,963,165)	(3,247,956)

Change in net assets	(121,288,673)	370,631
Net Assets:
Beginning of period	218,980,994	218,610,363

End of period	$97,692,321	$218,980,994

Accumulated net investment income/(loss)	$1,872,504	$1,247,023

Share Transactions:
Shares issued	1,643,357	2,160,904
Dividends reinvested	1,062,672	552,813
Shares redeemed	(5,346,896)	(2,945,303)

Change in shares	(2,640,867)	(231,586)

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

					May 3, 2004 to
	Year Ended December 31,				December 31,
	2008	2007	2006	2005	2004(a)
Net Asset Value, Beginning of Period	$15.05	$14.79	$13.01	$11.58	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.19	0.10	0.08	0.03	(0.01)
Net Realized and Unrealized Gains/(Losses) on Investments	(6.14)	0.75	2.01	1.43	1.59

Total from Investment Activities	(5.95)	0.85	2.09	1.46	1.58

Dividends to Shareholders From:
Net Investment Income	(0.10)	(0.08)	(0.01)	—	—
Net Realized Gains	(0.80)	(0.51)	(0.30)	(0.03)	—

Total Dividends	(0.90)	(0.59)	(0.31)	(0.03)	—

Net Asset Value, End of Period	$8.20	$15.05	$14.79	$13.01	$11.58

Total Return(b) (c)	(41.05)%	5.76%	16.29%	12.62%	15.80%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$97,692	$218,981	$218,610	$151,585	$78,636
Net Investment Income/(Loss)(d)	1.32%	0.59%	0.65%	0.21%	(0.21)%
Expenses Before Reductions(d) (e)	1.38%	1.30%	1.34%	1.45%	1.51%
Expenses Net of Reductions(d)	1.28%	1.20%	1.27%	1.45%	1.45%
Portfolio Turnover Rate(c)	22.05%	22.87%	29.86%	27.47%	9.61%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Oppenheimer Global Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. The Trust is authorized to offer Class 1 and Class 2 shares of the Fund. However, only Class 2 shares have been available since the Fund’s inception. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Notes to the Financial Statements, continued
December 31, 2008

interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Notes to the Financial Statements, continued
December 31, 2008

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Notes to the Financial Statements, continued
December 31, 2008

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and OppenheimerFunds, Inc. (“OFI”), OFI provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.39%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL Oppenheimer Global Fund	0.90%	1.39%

*	The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.80% through April 30, 2010.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Notes to the Financial Statements, continued
December 31, 2008

are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $6,932 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

For the year ended December 31, 2008, the Fund paid approximately $220 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Notes to the Financial Statements, continued
December 31, 2008

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 — Quoted Prices	$42,042,345	$—
Level 2 — Other Significant Observable Inputs	56,074,843	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$98,117,188	$—

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Oppenheimer Global Fund	$35,118,906	$71,369,577

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2016
AZL Oppenheimer Global Fund	$6,467,486

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Global Fund
Notes to the Financial Statements, continued
December 31, 2008

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $1,937,937 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Oppenheimer Global Fund	$1,357,610	$10,268,027	$11,625,637

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Oppenheimer Global Fund	$2,134,953	$6,184,879	$8,319,832

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

	Undistributed		Accumulated		Total
	Ordinary	Accumulated	Capital and	Unrealized	Accumulated
	Income	Earnings	Other Losses	Depreciation(a)	Earnings (Deficit)
AZL Oppenheimer Global Fund	$1,966,620	$1,966,620	$(8,405,423)	$(34,119,517)	$(40,558,320)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Oppenheimer Global Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 45.12% of the total ordinary income distributions paid during the year ended December 31, 2008 qualify for the corporate dividends received deduction.

For the period ended December 31, 2008, the Fund had net long-term capital gains of $10,268,027.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

22

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

23

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

24

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

25

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

26

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

27

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1208 2/09

AZL® Oppenheimer
International Growth Fund
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Oppenheimer International Growth Fund
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL® Oppenheimer International Growth Fund and OppenheimerFunds, Inc. serves as Subadviser to the Fund.
OppenheimerFunds, Inc., manages over 60 mutual funds.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
For the 12-month period ended December 31, 2008, the AZL® Oppenheimer International Growth Fund posted a total return of –44.14%. That compared to a –43.38% total return for its benchmark, the MSCI EAFE Index1.
The Fund’s subadviser invests in international growth stocks by focusing on the global themes of mass affluence, new technology, restructuring and the aging population. The Fund manager takes a bottom-up approach to stock selection by evaluating investment opportunities individually, and seeks shares of firms that appear positioned to generate long-term growth. In particular, the manager looks to own reasonably valued stocks that may benefit from favorable global fundamentals.
International stocks performed poorly on an absolute basis during the period, due to a global financial crisis and growing signs of a significant global economic slowdown. Uncertainty over asset prices led to an evaporation of investors’ confidence in banks and other financial institutions. Banks began hoarding cash, creating a credit crunch that weakened companies’ and consumers’ ability to borrow. That, in turn, caused a rapid deterioration in the outlook for global economic growth. In that environment, even shares of high-quality companies declined sharply.
The hedge fund industry, which employs significant amounts of leverage, also contributed to selling pressures as funds were forced to sell securities at distressed prices in order to meet redemptions. These unwindings led to a sharp decline in commodity prices, creating further financial dislocations.
The Fund was significantly overweight in the information technology and healthcare sectors. Within information technology, strong stock selection mitigated the effects of weak sector performance. Healthcare proved to be a positive sector, but imprudent stock selection hampered the Fund’s returns. Additionally, the Fund’s relative performance was negatively affected by its holdings in shares of firms with financial leverage. The Fund benefited from its relatively low weights in financial and commodity stocks.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.

[1]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a market capitalization-weighted equity index comprising 21 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Investors cannot invest directly in an index.

1

AZL® Oppenheimer International Growth Fund Review
Fund Objective
The Fund’s investment objective is long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests in growth companies that are domiciled outside the U.S. or have their primary operations outside the U.S.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2008

				Since
	1	3	5	Inception
	Year	Year	Year	(11/5/01)

AZL® Oppenheimer International Growth Fund	-44.14%	-6.82%	1.12%	3.15%

MSCI EAFE Index	-43.38%	-7.35%	1.66%	3.61%†

Expense Ratio
Gross	1.19%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have entered into a written contract limiting operating expenses to 1.45% through April 30, 2010. Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index, an unmanaged market capitalization-weighted equity index comprising 21 of the 48 countries in the MSCI universe and representing the developed world outside of North America. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Oppenheimer International Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending Account	Expenses Paid	Expense Ratio
	Account Value	Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Oppenheimer International Growth Fund	$1,000.00	$631.70	$4.84	1.18%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending Account	Expenses Paid	Expense Ratio
	Account Value	Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Oppenheimer International Growth Fund	$1,000.00	$1,019.20	$5.99	1.18%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Oppenheimer International Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Aerospace & Defense	0.7%
Automobiles	2.2
Beverages	1.8
Biotechnology	1.1
Capital Markets	1.9
Chemicals	1.4
Commercial Banks	0.6
Commercial Services & Supplies	5.5
Communications Equipment	3.7
Computers & Peripherals	0.1
Construction & Engineering	1.7
Diversified Consumer Services	0.4
Diversified Financial Services	0.7
Electric Utilities	0.4
Electrical Equipment	4.9
Electronic Equipment & Instruments	5.0
Energy Equipment & Services	1.6
Food & Staples Retailing	0.6
Food Products	2.7
Health Care Equipment & Supplies	9.7
Hotels, Restaurants & Leisure	1.1
Household Durables	1.0
Household Products	0.5
Industrial Conglomerates	1.5
Insurance	3.0
Internet Software & Services	2.9
IT Services	2.0
Machinery	2.3
Marine	0.4
Media	2.4
Metals & Mining	2.4
Multiline Retail	0.3
Office Electronics	1.0
Oil, Gas & Consumable Fuels	4.0
Personal Products	0.4
Pharmaceuticals	7.1
Real Estate Management & Development	1.0
Road & Rail	0.2
Software	5.1
Specialty Retail	2.0
Textiles, Apparel & Luxury Goods	2.1
Tobacco	0.4
Trading Companies & Distributors	1.3
Wireless Telecommunication Services	1.7
Warrants	0.1
Investment Company	9.6

102.5%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks (92.8%):
Aerospace & Defense (0.7%):

203,000	Empresa Brasileira de Aeronautica SA, ADR	$811,923

Automobiles (2.2%):

10,731	Bayerische Motoren Werke AG (BMW)	335,316
30,574	Honda Motor Co.	663,214
6,933	Porsche AG	549,309
29,300	Toyota Motor Corp.	959,283

		2,507,122

Beverages (1.8%):

187,926	C&C Group plc	380,467
15,550	Heineken NV	477,698
16,026	Pernod-Ricard SA	1,188,279

		2,046,444

Biotechnology (1.1%):

53,700	CSL, Ltd.	1,267,682
2,547,200	Proteome Systems, Ltd.*	53,262

		1,320,944

Capital Markets (1.9%):

642,070	Collins Stewart plc	550,228
224,320	ICAP plc	935,265
332,420	Tullet Prebon plc	654,851

		2,140,344

Chemicals (1.4%):

248,220	Filtrona plc	490,609
82,718	Nufarm, Ltd.	609,465
568	Sika AG-BEARER	483,574

		1,583,648

Commercial Banks (0.6%):

13,052	Credit Suisse Group	357,897
18,500	ICICI Bank, Ltd., ADR	356,125

		714,022

Commercial Services & Supplies (5.5%):

117,620	Aggreko plc	757,572
203,310	BTG plc*	410,542
276,170	Capita Group plc	2,941,877
130,726	Experian plc	818,463
40,700	Prosegur Compania de Seguridad SA	1,348,550

		6,277,004

Communications Equipment (3.7%):

21,200	Nokia OYJ	328,625
167,500	Tandberg ASA	1,845,008
263,380	Telefonaktiebolaget LM Ericsson, Class B	2,021,132

		4,194,765

Computers & Peripherals (0.1%):

8,481	Logitech International SA*	132,458

Construction & Engineering (1.7%):

15,125	Koninklijke Boskalis Westminster NV, CVA	351,288
43,969	Leighton Holdings, Ltd.	854,941
35,000	TREVI — Finanziaria Industriale SPA	363,922
8,699	Vinci SA	366,299

		1,936,450

Diversified Consumer Services (0.4%):

52,490	Dignity plc	454,379

Diversified Financial Services (0.7%):

65,407	3I Group plc	257,612
7,000	Housing Development Finance, Ltd.	218,325
336,652	Paragon Group of Cos., plc (The)	275,083
3,452	Reinet Investments SCA*	33,606

		784,626

Electric Utilities (0.4%):

19,300	Fortum OYJ	414,506

Electrical Equipment (4.9%):

195,548	ABB, Ltd.	2,948,979
33,530	Alstom SA	1,979,818
55,100	Ushio, Inc.	726,576

		5,655,373

Electronic Equipment & Instruments (5.0%):

70,300	HOYA Corp.	1,221,510
20,861	IBIDEN Co., Ltd.	430,135
8,620	Keyence Corp.	1,765,387
43,400	Nidec Corp.	1,688,099
34,500	Nippon Electric Glass Co., Ltd.	181,253
29,600	Omron Corp.	397,381

		5,683,765

Energy Equipment & Services (1.6%):

344,260	Ceres Power Holdings plc*	406,773
17,000	Saipem SpA	285,421
38,830	Technip SA	1,189,464

		1,881,658

Food & Staples Retailing (0.6%):

36,509	Woolworths, Ltd.	680,987

Food Products (2.7%):

3,518	Barry Callebaut AG, Registered Shares	2,298,504
20,008	SFR Nestle SA, Class B	788,900

		3,087,404

Health Care Equipment & Supplies (9.7%):

957,913	Art Advanced Research Technologies, Inc.(b)	31,046
27,700	DiaSorin SPA	550,683

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Health Care Equipment & Supplies, continued

18,590	Essilor International SA	$872,146
10,025	Nobel Biocare Holding AG	205,441
149,800	Ortivus AB, Class B*	59,909
98,987	Smith & Nephew plc	627,889
269,418	Sonic Healthcare, Ltd.	2,741,810
10,472	Sonova Holding AG	632,033
4,438	Straumann Holding AG, Registered Shares	782,039
22,920	Synthes, Inc.	2,898,455
25,700	Terumo Corp.	1,203,823
12,700	William Demant Holding A/S*	527,693

		11,132,967

Hotels, Restaurants & Leisure (1.1%):

29,400	Carnival Corp.	715,008
164,410	Enterprise Inns plc	132,409
119,991	William Hill plc	373,118

		1,220,535

Household Durables (1.0%):

30,800	Koninklijke Philips Electronics NV	598,961
17,466	SEB SA	524,139

		1,123,100

Household Products (0.5%):

16,738	Reckitt Benckiser Group plc	623,413

Industrial Conglomerates (1.5%):

2,289	Phoenix Mecano AG	682,000
14,103	Siemens AG	1,058,408

		1,740,408

Insurance (3.0%):

105,461	AMP, Ltd.	400,803
148,612	Prudential plc	904,561
114,764	QBE Insurance Group, Ltd.	2,085,536

		3,390,900

Internet Software & Services (2.9%):

56,159	United Internet AG, Registered Shares	494,581
7,047	Yahoo! Japan Corp.	2,883,601

		3,378,182

IT Services (2.0%):

148,373	Autonomy Corp. plc*	2,041,722
47,959	Compugroup Holding AG*	217,790

		2,259,512

Machinery (2.3%):

154,799	Aalberts Industries NV	1,105,693
31,851	Demag Cranes AG	842,662
1,448	Hyundai Heavy Industries Co., Ltd.*	235,549
11,600	Outotec OYJ	179,570
35,213	Takeuchi Manufacturing Co., Ltd.	337,467

		2,700,941

Marine (0.4%):

28,500	Tsakos Energy Navigation, Ltd.	522,120

Media (2.4%):

72,511	British Sky Broadcasting Group plc	504,385
36,200	Grupo Televisa SA, ADR	540,828
40,900	Mediaset SPA	233,545
30,640	Vivendi Universal SA	997,454
150,800	Zee Telefilms, Ltd.	437,792

		2,714,004

Metals & Mining (2.4%):

94,600	Companhia Vale do Rio Doce, ADR, Preferred Shares	1,007,490
83,200	Impala Platinum Holdings, Ltd.	1,228,513
23,682	Rio Tinto plc	512,989

		2,748,992

Multiline Retail (0.3%):

5,720	Pinault Printemps Redoute	373,621

Office Electronics (1.0%):

37,050	Canon, Inc.	1,163,313

Oil, Gas & Consumable Fuels (4.0%):

130,950	BG Group plc	1,817,637
19,300	BP plc, ADR	902,082
207,900	MaireTecnimont SpA	422,754
26,050	Total SA	1,420,025

		4,562,498

Personal Products (0.4%):

5,160	L’Oreal SA	448,335
Pharmaceuticals (7.1%):

10,200	Astella Pharma, Inc.	415,144
13,072	GlaxoSmithKline plc	242,615
50,500	Grifols SA	877,006
176,800	Marshall Edwards, Inc.(a)*	123,760
238,700	Marshall Edwards, Inc., Private Equity*(d)	139,102
45,561	NeuroSearch A/S*	1,178,977
28,369	NicOx SA*	309,770
667,032	Novogen, Ltd.*	366,039
12,841	Roche Holding AG	1,977,499
13,216	Sanofi-Aventis SA, ADR	839,305
4,945	Santhera Pharmaceuticals*	182,092
31,000	Shionogi & Co., Ltd.	796,409
14,400	Takeda Chemical Industries, Ltd.	747,128

		8,194,846

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Real Estate Management & Development (1.0%):

72,400	Solidere, GDR	$1,197,496

Road & Rail (0.2%):

52,340	Toll Holdings, Ltd.	226,234

Software (5.1%):

41,468	Infosys Technologies, Ltd.	960,504
6,800	Nintendo Co., Ltd.	2,613,102
158,960	Sage Group plc	390,797
24,156	SAP AG	858,945
17,900	SQUARE ENIX Co., Ltd.	577,992
33,489	Temenos Group AG*	447,150

		5,848,490

Specialty Retail (2.0%):

26,785	Compagnie Financiere Richemont SA, Class A	520,239
16,300	Hennes & Mauritz AB	637,298
25,700	Industria de Diseno Textil SA	1,135,846

		2,293,383

Textiles, Apparel & Luxury Goods (2.1%):

154,617	Burberry Group plc	495,769
34,800	Luxottica Group SPA	622,028
10,160	LVMH Moet Hennessy Louis Vuitton SA	682,534
4,376	Swatch Group AG, B Shares	611,522

		2,411,853

Tobacco (0.4%):

16,381	British American Tobacco plc	425,530

Trading Companies & Distributors (1.3%):

154,012	Bunzl plc	1,314,255
39,660	Wolseley plc	221,074

		1,535,329

Wireless Telecommunication Services (1.7%):

156	KDDI Corp.	1,111,338
394,250	Vodafone Group plc	793,477

		1,904,815

Total Common Stocks (Cost $137,469,653)		106,448,639

Warrants (0.1%):
Pharmaceuticals (0.1%):

48,545	Marshall Edwards, Inc., Private Equity*	27,808
10,000	Marshall Edwards, Inc., Private Equity*	27,565

Total Warrants (Cost $—)		55,373

Investment Company (9.6%):
11,050,274	Dreyfus Treasury Prime Cash Management, 0.17%(c)	11,050,274

Total Investment Company (Cost $11,050,274)		11,050,274

Total Investment Securities (Cost $148,519,927)(e) — 102.5%		117,554,286
Net other assets (liabilities) — (2.5)%		(2,905,712)

Net Assets — 100.0%		$114,648,574

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

ADR—American Depository Receipt

GDR—Global Depository Receipt

PLC—Public Liability Co.

SPA—Standby Purchase Agreement

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2008, these securities represent 0.0% of the net assets of the Fund.

(c)	The rate presented represents the effective yield at December 31, 2008.

(d)	Security was fair valued as of December 31, 2008. Represents 0.1% of the net assets of the Fund.

(e)	Cost for federal income tax purposes is $151,306,842. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$9,143,003
Unrealized depreciation	(42,895,559)

Net unrealized depreciation	$(33,752,556)

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2008

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country	Percentage
United Kingdom	17.3%
Japan	16.8%
Switzerland	13.6%
United States	9.7%
France	9.5%
Australia	7.9%
Germany	3.7%
Spain	2.9%
Sweden	2.3%
Netherlands	2.2%
India	1.7%
Italy	1.6%
Norway	1.6%
Brazil	1.6%
Denmark	1.5%
South Africa	1.1%
Ireland	1.0%
Lebanon	1.0%
Finland	0.8%
Panama	0.6%
European Community	0.5%
Mexico	0.5%
Bermuda	0.4%
Korea	0.2%

100.0%

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL
Oppenheimer
International
Growth Fund

Assets:
Investment securities, at cost	$148,519,927

Investment securities, at value	$117,554,286
Interest and dividends receivable	99,949
Foreign currency, at value (cost $738,784)	786,052
Receivable for capital shares issued	71,378
Receivable from affiliate	7,376
Reclaim receivable	131,235
Prepaid expenses	3,044

Total Assets	118,653,320

Liabilities:
Payable for investments purchased	3,863,785
Payable for capital shares redeemed	4,485
Manager fees payable	71,761
Administration fees payable	4,542
Distribution fees payable	22,722
Administrative and compliance services fees payable	1,797
Other accrued liabilities	35,654

Total Liabilities	4,004,746

Net Assets	$114,648,574

Net Assets Consist of:
Capital	163,856,773
Accumulated net investment income/(loss)	1,774,590
Accumulated net realized gains/(losses) from investment transactions	(20,089,463)
Net unrealized appreciation/(depreciation) on investments	(30,893,326)

Net Assets	$114,648,574

Shares of beneficial interest (unlimited number of shares authorized, no par value)	11,026,155
Net Asset Value (offering and redemption price per share)	$10.40

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL
Oppenheimer
International
Growth Fund

Investment Income:
Interest	$33,863
Dividends	5,113,281
Income from securities lending	194,775
Foreign withholding tax	(342,107)

Total Investment Income	4,999,812

Expenses:
Manager fees	1,434,121
Administration fees	84,832
Distribution fees	478,364
Custodian fees	104,832
Administrative and compliance service fees	7,665
Trustees’ fees	16,461
Professional fees	31,552
Shareholder reports	36,102
Interest expense on cash overdraft	57,635
Other expenses	36,860

Total expenses	2,288,424

Net Investment Income/(Loss)	2,711,388

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(19,112,617)
Change in unrealized appreciation/(depreciation) on investments	(88,168,506)

Net Realized/ Unrealized Gains/(Losses) on Investments	(107,281,123)

Change in Net Assets Resulting From Operations	$(104,569,735)

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Oppenheimer
	International Growth Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

Change in Net Assets:
Operations:
Net investment income/(loss)	$2,711,388	$1,810,973
Net realized gains/(losses) on investment transactions	(19,112,617)	14,275,642
Change in unrealized appreciation/(depreciation) on investments	(88,168,506)	10,200,080

Change in net assets resulting from operations	(104,569,735)	26,286,695

Dividends to Shareholders:
From net investment income	(1,993,245)	(1,382,617)
From net realized gains on investments	(15,311,296)	(3,967,675)

Change in net assets resulting from dividends to shareholders	(17,304,541)	(5,350,292)

Capital Transactions:
Proceeds from shares issued	39,996,507	118,581,184
Proceeds from dividends reinvested	17,304,541	5,350,292
Value of shares redeemed	(88,314,947)	(86,661,240)

Change in net assets resulting from capital transactions	(31,013,899)	37,270,236

Change in net assets	(152,888,175)	58,206,639
Net Assets:
Beginning of period	267,536,749	209,330,110

End of period	$114,648,574	$267,536,749

Accumulated net investment income/(loss)	$1,774,590	$1,537,850

Share Transactions:
Shares issued	2,446,355	5,809,156
Dividends reinvested	1,219,488	266,051
Shares redeemed	(5,603,384)	(4,247,474)

Change in shares	(1,937,541)	1,827,733

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$20.64	$18.80	$14.60	$13.20	$11.57

Investment Activities:
Net Investment Income/(Loss)	0.26	0.14	0.14	0.02	0.04
Net Realized and Unrealized Gains/(Losses) on Investments	(8.96)	2.16	4.09	1.83	1.63

Total from Investment Activities	(8.70)	2.30	4.23	1.85	1.67

Dividends to Shareholders From:
Net Investment Income	(0.18)	(0.12)	—	—	(0.04)
Net Realized Gains	(1.36)	(0.34)	(0.03)	(0.45)	—

Total Dividends	(1.54)	(0.46)	(0.03)	(0.45)	(0.04)

Net Asset Value, End of Period	$10.40	$20.64	$18.80	$14.60	$13.20

Total Return(a)	(44.14)%	12.29%	28.98%	14.18%	14.48%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$114,649	$267,537	$209,330	$97,247	$38,049
Net Investment Income/(Loss)	1.42%	0.73%	1.09%	0.19%	0.21%
Expenses Before Reductions(b)	1.20%	1.19%	1.40%	1.51%	1.77%
Expenses Net of Reductions	1.20%	1.19%	1.40%	1.45%	1.40%
Portfolio Turnover Rate	18.47%	32.64%	19.45%	19.24%	95.05%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Oppenheimer International Growth Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and OppenheimerFunds, Inc. (“OFI”), OFI provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.45%.

The fees payable to the Manager are based on a tiered structure for various net asset levels as follows: the first $50 million at 0.875%, the next $150 million at 0.715%, the next $300 million at 0.625%, and over $500 million at 0.60%.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

The Fund’s lending agent through December 3, 2008 was Dresdner Bank, AG (the “Agent”), an affiliate of the Manager. Under the terms of the Securities Lending Agreement, the Agent is entitled to receive 20% of the income earned from securities lending. During the period ended December 3, 2008, the Agent received $41,347 in fees for acting as the Securities Lending Agent.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $8,289 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

For the year ended December 31, 2008, the Fund paid approximately $699 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 — Quoted Prices	$16,060,656	$—
Level 2 — Other Significant Observable Inputs	101,493,630	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$117,554,286	$—

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Oppenheimer International Growth Fund	$33,588,176	$65,972,786

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2008, the Fund held restricted securities representing 0.0% of net assets all of which have been deemed illiquid. The restricted illiquid securities held as of December 31, 2008 are identified below:

	Acquisition	Acquisition		Fair
Security	Date	Cost	Shares	Value
Art Advanced Research Technologies, Inc.	4/3/2007	$521,298	957,913	$31,046

7. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer International Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

Expires
12/31/2016
AZL Oppenheimer International Growth Fund	$13,207,004

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $4,527,264 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Oppenheimer International Growth Fund	$2,069,474	$15,235,067	$17,304,541

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Oppenheimer International Growth Fund	$1,382,617	$3,967,675	$5,350,292

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Total
	Undistributed		Accumulated		Accumulated
	Ordinary	Accumulated	Capital and	Unrealized	Earnings
	Income	Earnings	Other Losses	Depreciation(a)	(Deficit)
AZL Oppenheimer International Growth Fund	$2,206,310	$2,206,310	$(17,734,268)	$(33,680,241)	$(49,208,199)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Oppenheimer International Growth Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 4.72% of the total ordinary income distributions paid during the year ended December 31, 2008 qualify for the corporate dividends received deduction.

For the period ended December 31, 2008, the Fund had net long-term capital gains of $15,235,067.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

23

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

24

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

25

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

26

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

27

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

28

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1208 2/09

AZL ® Oppenheimer
Main Street Fund
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Subadvisor Change

Other Federal Income Tax Information

Other Information

Approval of Investment Adviser and Sub Investment Adviser Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Oppenheimer Main Street Fund
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL® Oppenheimer Main Street Fund and OppenheimerFunds, Inc. serves as Subadviser to the Fund.
OppenheimerFunds, Inc., manages over 60 mutual funds.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
For the 12-month period ended December 31, 2008, the AZL® Oppenheimer Main Street Fund returned –38.68%. That compared to a –37.00% total return for its benchmark, the S&P 500 Index1.
The Fund’s subadviser uses quantitative models to invest in stocks that appear poised for superior performance, and avoids large bets on any particular security.
U.S. stocks declined sharply during the period, as the credit crunch that began in 2007 developed into a global financial crisis. Investors became increasingly risk-averse, selling stocks of fundamentally sound companies along with less healthy ones. Falling asset prices caused major financial institutions to write-down or write-off a significant portion of their value, creating losses that led to the insolvency of several major financial services firms. Lenders grew reluctant to extend credit, reducing the availability of credit for businesses and consumers and nearly leading to the collapse of the global banking system.
The financial crisis also exacerbated the slowdown in the U.S. economy, leading to a surge in job losses and additional downward pressure on home prices. Cash-strapped consumers and anxious businesses curtailed spending in that environment.
The Fund’s performance relative to its benchmark was due primarily to an overweight position in mid-cap stocks. In the spring of 2008, the Fund’s quantitative models began to suggest that mid-cap stocks were more likely to advance than mega-cap stocks. However, investors’ desire to hold only the highest-quality assets in the highly uncertain environment was particularly damaging to medium-size businesses, which historically have been more volatile than larger firms.*
The Fund’s security selection models produced mixed results in 2008. An underweight position in the financials sector—which was the S&P 500’s worst-performing sector during the period—benefited performance. However, underweight exposure to the traditionally defensive health care sector hampered returns, as did the Fund’s underweight position in consumer staples, the benchmark’s top performing sector.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.

[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. Investors cannot invest directly in an index.

1

AZL ® Oppenheimer Main Street Fund Review
Fund Objective
The Fund’s investment objective is a high total return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund invests mainly in common stocks of U.S. companies of different capitalization ranges, currently focusing on large-capitalization issuers.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2008

			Since
	1	3	Inception
	Year	Year	(5/3/04)

AZL® Oppenheimer Main Street Fund	-38.68%	-9.99%	-3.79%
S&P 500 Index	-37.00%	-8.36%	-2.56%

Expense Ratio
Gross	1.20%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.75% and is limiting operating expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, to 1.20% through April 30, 2010. Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500 Index”), an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, which is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Oppenheimer Main Street Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs or investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Oppenheimer Main Street Fund	$1,000.00	$680.10	$5.41	1.28%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Oppenheimer Main Street Fund	$1,000.00	$1,018.70	$6.50	1.28%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Oppenheimer Main Street Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Aerospace & Defense	3.7%
Air Freight & Logistics	0.1
Airlines	0.3
Auto Components	0.5
Automobiles	0.1
Beverages	0.9
Biotechnology	1.0
Building Products	0.2
Capital Markets	1.4
Chemicals	1.6
Commercial Banks	1.6
Commercial Services & Supplies	1.7
Communications Equipment	2.9
Computers & Peripherals	5.0
Construction & Engineering	0.7
Consumer Finance	0.1
Containers & Packaging	0.4
Distributors	0.2
Diversified Consumer Services	0.1
Diversified Financial Services	2.0
Diversified Telecommunication Services	2.9
Electric Utilities	0.4
Electrical Equipment	1.0
Electronic Equipment & Instruments	1.2
Energy Equipment & Services	2.6
Food & Staples Retailing	2.0
Food Products	0.1
Gas Utilities	0.5
Health Care Equipment & Supplies	0.4
Health Care Providers & Services	2.7
Health Care Technology	0.0
Hotels, Restaurants & Leisure	0.8
Household Durables	0.4
Household Products	1.4
Independent Power Producers & Energy Traders	0.1
Industrial Conglomerates	1.8
Insurance	3.8
Internet & Catalog Retail	0.3
Internet Software & Services	1.0
IT Services	0.9
Leisure Equipment & Products	0.1
Life Sciences Tools & Services	0.1
Machinery	3.8
Marine	0.1
Media	3.3
Metals & Mining	3.2
Multi-Utilities	0.1

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

Percent of
Investments	net assets*
Multiline Retail	0.4%
Office Electronics	0.7
Oil, Gas & Consumable Fuels	16.8
Paper & Forest Products	0.2
Personal Products	0.1
Pharmaceuticals	4.9
Real Estate Management & Development	0.0
Road & Rail	0.6
Semiconductors & Semiconductor Equipment	5.0
Software	5.9
Specialty Retail	2.7
Textiles, Apparel & Luxury Goods	0.6
Thrifts & Mortgage Finance	0.0
Tobacco	0.9
Trading Companies & Distributors	0.2
Wireless Telecommunication Services	0.5
Investment Company	0.8

99.8%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks (99.0%):
Aerospace & Defense (3.7%):

3,590	BE Aerospace, Inc.*	$27,607
6,940	Boeing Co. (The)	296,130
1,660	Ceradyne, Inc.*	33,715
370	Cubic Corp.	10,064
60	DynCorp International, Inc., Class A*	910
1,410	Esterline Technologies Corp.*	53,425
3,800	General Dynamics Corp.	218,842
1,430	Goodrich Corp.	52,939
7,400	Honeywell International, Inc.	242,942
2,350	L-3 Communications Holdings, Inc.	173,383
800	Lockheed Martin Corp.	67,264
10,930	Northrop Grumman Corp.	492,287
850	Orbital Sciences Corp.*	16,600
2,060	Precision Castparts Corp.	122,529
4,900	Raytheon Co.	250,096
1,300	Spirit Aerosystems Holdings, Inc.*	13,221
800	Triumph Group, Inc.	33,968
4,740	United Technologies Corp.	254,064

		2,359,986

Air Freight & Logistics (0.1%):

760	HUB Group, Inc., Class A*	20,163
450	Pacer International, Inc.	4,693
750	UTi Worldwide, Inc.	10,755

		35,611

Airlines (0.3%):

730	Alaska Air Group, Inc.*	21,353
2,680	Continental Airlines, Inc., Class B*	48,401
1,800	SkyWest, Inc.	33,480
3,800	UAL Corp.	41,876
3,450	US Airways Group, Inc.*	26,668

		171,778

Auto Components (0.5%):

2,390	ArvinMeritor, Inc.	6,811
2,230	Autoliv, Inc.	47,856
1,910	BorgWarner, Inc.	41,581
210	Exide Technologies*	1,111
20	Federal-Mogul Corp.*	85
2,360	Gentex Corp.	20,839
5,680	Goodyear Tire & Rubber Co.*	33,909
5,930	Johnson Controls, Inc.	107,689
2,930	Lear Corp.*	4,131
4,430	TRW Automotive Holdings Corp.*	15,948
2,680	WABCO Holdings, Inc.	42,317

		322,277

Automobiles (0.1%):

3,400	Oshkosh Truck Corp.	30,226
1,950	Thor Industries, Inc.	25,701

		55,927

Beverages (0.9%):

7,040	Coca-Cola Co.	318,701
4,180	PepsiCo, Inc.	228,938

		547,639

Biotechnology (1.0%):

6,340	Amgen, Inc.*	366,135
1,050	Cubist Pharmaceuticals, Inc.*	25,368
724	Facet Biotech Corp.*	6,943
2,500	Genentech, Inc.*	207,275
740	Martek Biosciences Corp.	22,430

		628,151

Building Products (0.2%):

1,020	Armstrong World Industries, Inc.	22,053
1,500	Lennox International, Inc.	48,435
1,290	Louisiana-Pacific Corp.	2,012
1,900	Owens Corning, Inc.*	32,870
230	Simpson Manufacturing Co., Inc.	6,385

		111,755

Capital Markets (1.4%):

2,070	Ameriprise Financial, Inc.	48,355
450	BlackRock, Inc.	60,368
40	Cohen & Steers, Inc.	440
11,920	E*TRADE Financial Corp.*	13,708
2,150	Franklin Resources, Inc.	137,127
2,470	Goldman Sachs Group, Inc.	208,443
1,700	Interactive Brokers Group, Inc., Class A*	30,413
500	Investment Technology Group, Inc.*	11,360
2,860	Janus Capital Group, Inc.	22,966
690	Jefferies Group, Inc.	9,701
2,290	Knight Capital Group, Inc., Class A*	36,984
600	Lazard, Ltd., Class A	17,844
2,100	Legg Mason, Inc.	46,011
720	Piper Jaffray Cos., Inc.*	28,627
3,680	T. Rowe Price Group, Inc.	130,419
7,770	TD AMERITRADE Holding Corp.*	110,722

		913,488

Chemicals (1.6%):

400	Air Products & Chemicals, Inc.	20,108
3,872	Ashland, Inc.	40,695
350	Cabot Corp.	5,355
2,330	Celanese Corp., Series A	28,962
810	CF Industries Holdings, Inc.	39,819
6,910	Chemtura Corp.	9,674
1,080	Cytec Industries, Inc.	22,918
2,890	Dow Chemical Co. (The)	43,610
1,210	E.I. du Pont de Nemours & Co.	30,613
1,020	Eastman Chemical Co.	32,344
1,240	Ferro Corp.	8,742
2,020	H.B. Fuller Co.	32,542

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Chemicals, continued

440	Koppers Holdings, Inc.	$9,513
680	Minerals Technologies, Inc.	27,812
2,700	Monsanto Co.	189,945
8,790	Mosaic Co.	304,134
2,240	Nalco Holding Co.	25,850
440	NewMarket Corp.	15,360
2,400	NOVA Chemicals Corp	11,448
1,230	Olin Corp.	22,238
50	OM Group, Inc.*	1,055
1,040	Rockwood Holdings, Inc.*	11,232
2,430	RPM International, Inc.	32,295
680	Scotts Co., Class A	20,210
130	Valhi, Inc.	1,391
1,820	Valspar Corp. (The)	32,924
280	W. R. Grace & Co.*	1,672
880	Westlake Chemical Corp.	14,335

		1,036,796

Commercial Banks (1.6%):

5,180	Colonial Bancgroup, Inc.	10,723
2,380	East West Bancorp, Inc.	38,009
700	First Bancorp	7,798
10	First Citizens BancShares, Inc., Class A	1,528
30	First Commonwealth Financial Corp.	371
6,538	First Horizon National Corp.	69,108
900	First Midwest Bancorp, Inc.	17,973
300	Hancock Holding Co.	13,638
640	International Bancshares Corp.	13,971
1,480	National Penn Bancshares, Inc.	21,475
660	NewAlliance Bancshares, Inc.	8,692
1,320	Old National Bancorp	23,971
2,460	Pacific Capital Bancorp	41,525
1,050	PacWest Bancorp	28,245
80	Park National Corp.	5,740
6,430	Popular, Inc.	33,179
7,120	Regions Financial Corp.	56,675
550	Sterling Financial Corp.	4,840
1,560	Susquehanna Bancshares, Inc.	24,820
2,380	Terra Industries, Inc.	39,674
640	Trustmark Corp.	13,818
7,950	U.S. Bancorp	198,829
2,430	UCBH Holdings, Inc.	16,718
850	Umpqua Holdings Corp.	12,299
491	United Community Banks, Inc.	6,673
2,390	Webster Financial Corp.	32,934
8,560	Wells Fargo & Co.	252,349
440	Whitney Holding Corp.	7,036
100	Wintrust Financial Corp.	2,057
780	Zions Bancorp	19,118

		1,023,786

Commercial Services & Supplies (1.7%):

690	Administaff, Inc.	14,932
200	American Reprographics Co.*	1,380
2,380	Avis Budget Group, Inc.*	1,666
870	Brink’s Co. (The)	23,386
270	Clean Harbors, Inc.*	17,129
1,050	Clear Channel Outdoor Holdings, Inc., Class A*	6,457
830	Copart, Inc.*	22,568
820	Corporate Executive Board Co.	18,089
600	CoStar Group, Inc.*	19,764
3,010	Deluxe Corp.	45,030
120	EnergySolutions, Inc.	678
1,680	Equifax, Inc.	44,554
2,830	Fair Isaac Corp.	47,714
190	First Advantage Corp., Class A*	2,688
940	Frontline, Ltd.	27,833
720	Harte-Hanks, Inc.	4,493
290	Heartland Payment Systems, Inc.	5,075
1,860	Herman Miller, Inc.	24,236
6,070	Hertz Global Holdings, Inc.*	30,775
1,250	Hewitt Associates, Inc., Class A*	35,475
2,070	HNI Corp.	32,789
1,690	Interface, Inc.	7,842
2,680	Korn/Ferry International*	30,606
2,090	Lamar Advertising Co.*	26,250
30	M & F Worldwide Corp.*	463
1,490	Manpower, Inc.	50,645
4,760	Monster Worldwide, Inc.*	57,548
5,360	MPS Group, Inc.*	40,361
340	Navigant Consulting, Inc.*	5,396
2,200	Pitney Bowes, Inc.	56,056
3,170	R.R. Donnelley & Sons Co.	43,049
1,700	Resources Connection, Inc.*	27,846
3,160	Robert Half International, Inc.	65,791
5,170	Steelcase, Inc., Class A	29,055
1,990	TeleTech Holdings, Inc.*	16,616
780	Ticketmaster Entertainment, Inc.*	5,008
930	Trueblue, Inc.*	8,900
380	United Stationers, Inc.*	12,726
900	Vail Resorts, Inc.*	23,940
230	Viad Corp.	5,690
1,380	Warner Music Group Corp.	4,168
2,500	Waste Management, Inc.	82,850
920	Watson Wyatt Worldwide, Inc.	43,994

		1,071,511

Communications Equipment (2.9%):

9,890	3 Com Corp.*	22,549
2,380	ADTRAN, Inc.	35,414
2,530	Avocent Corp.*	45,312
4,055	Ciena Corp.*	27,169
60,460	Cisco Systems, Inc.*	985,498
2,940	CommScope, Inc.*	45,688

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Communications Equipment, continued

290	Comtech Telecommunications Corp.*	$13,288
9,210	Corning, Inc.	87,771
1,480	Harris Corp.	56,314
12,760	JDS Uniphase Corp.*	46,574
3,010	Plantronics, Inc.	39,732
2,250	Polycom, Inc.*	30,397
7,980	QUALCOMM, Inc.	285,923
190	Sonus Networks, Inc.*	300
290	Starent Networks Corp.*	3,460
2,140	Tekelec*	28,548
14,000	Tellabs, Inc.*	57,680
160	ViaSat, Inc.*	3,853

		1,815,470

Computers & Peripherals (5.0%):

4,270	Apple, Inc.*	364,444
660	Avid Technology, Inc.*	7,201
13,530	Brocade Communications Systems, Inc.*	37,884
3,510	Dell, Inc.*	35,942
940	Electronics For Imaging, Inc.*	8,986
13,440	EMC Corp.*	140,717
5,550	Emulex Corp.*	38,739
28,720	Hewlett-Packard Co.	1,042,249
810	Intermec, Inc.*	10,757
13,130	International Business Machines Corp.	1,105,021
2,150	Lexmark International, Inc.*	57,835
3,270	NCR Corp.*	46,238
2,010	NetApp, Inc.*	28,080
5,060	QLogic Corp.*	68,006
3,730	SanDisk Corp.*	35,808
18,530	Seagate Technology	82,088
1,930	Synaptics, Inc.*	31,961
3,310	Western Digital Corp.*	37,899

		3,179,855

Construction & Engineering (0.7%):

50	Aecom Technology Corp.*	1,537
1,990	Centex Corp.	21,174
3,050	Chicago Bridge & Iron Co., New York Registered Shares	30,652
3,060	Emcor Group, Inc.*	68,636
3,720	Fluor Corp.	166,916
1,160	Granite Construction, Inc.	50,959
830	KBR, Inc.	12,616
1,060	Navistar International Corp.*	22,663
2,250	Perini Corp.*	52,605
350	Pulte Homes, Inc.	3,825
1,280	Shaw Group, Inc.*	26,202

		457,785

Consumer Finance (0.1%):

3,120	AmeriCredit Corp.*	23,837
1,490	Cash America International, Inc.	40,751
350	EZCORP, Inc., Class A*	5,324

		69,912

Containers & Packaging (0.4%):

2,340	Owens-Illinois, Inc.*	63,952
1,120	Packaging Corp. of America	15,075
780	Rock-Tenn Co., Class A	26,660
2,840	Sealed Air Corp.	42,430
1,910	Sonoco Products Co.	44,236
7,190	Temple Inland, Inc.	34,512
220	Textainer Group Holdings, Ltd.	2,332

		229,197

Distributors (0.2%):

4,040	Ingram Micro, Inc., Class A*	54,095
760	LKQ Corp.*	8,862
2,470	WESCO International, Inc.*	47,498

		110,455

Diversified Consumer Services (0.1%):

480	Brink’s Home Security Holdings, Inc.*	10,522
1,940	Career Education Corp.*	34,803
970	Corinthian Colleges, Inc.*	15,879
780	Interval Leisure Group, Inc.*	4,204
620	Regis Corp.	9,009
470	RSC Holdings, Inc.*	4,004
4,000	Service Corp. International	19,880

		98,301

Diversified Financial Services (2.0%):

250	Affiliated Managers Group, Inc.*	10,480
25,578	Bank of America Corp.	360,138
1,040	Capital One Financial Corp.	33,165
760	Cathay General Bancorp	18,050
7,090	CIT Group, Inc.	32,188
6,530	Discover Financial Services	62,231
740	FirstMerit Corp.	15,237
150	GAMCO Investors, Inc., Class A	4,098
70	GLG Partners, Inc.	159
380	Greenhill & Co., Inc.	26,513
15,174	JP Morgan Chase & Co.	478,436
550	KBW, Inc.*	12,650
510	Nelnet, Inc., Class A	7,308
4,060	NYSE Euronext	111,163
1,030	PHH Corp.*	13,112
20	PICO Holdings, Inc.*	532
1,280	SEI Investments Co.	20,109
560	Stifel Financial Corp.*	25,676
120	Student Loan Corp. (The)	4,920
133	Tree.Com Inc.*	346

		1,236,511

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Diversified Telecommunication Services (2.9%):

37,619	AT&T, Inc.	$1,072,142
4,580	Cincinnati Bell, Inc.*	8,839
1,370	EchoStar Corp., Class A*	20,372
2,100	Embarq Corp.	75,516
1,930	MasTec, Inc.*	22,350
1,340	Premiere Global Services, Inc.*	11,537
16,680	Qwest Communications International, Inc.	60,715
4,630	tw telecom, Inc.*	39,216
14,530	Verizon Communications, Inc.	492,567
5,420	Windstream Corp.	49,864

		1,853,118

Electric Utilities (0.4%):

12,010	Duke Energy Corp.	180,270
4,540	Reliant Energy, Inc.*	26,241
760	Unisource Energy Corp.	22,314

		228,825

Electrical Equipment (1.0%):

940	A.O. Smith Corp.	27,749
1,670	Acuity Brands, Inc.	58,300
2,550	Baldor Electric Co.	45,517
2,370	Belden CDT, Inc.	49,486
550	Brady Corp., Class A	13,173
1,010	Cooper Industries, Ltd., Class A	29,522
6,140	Emerson Electric Co.	224,785
6,770	GrafTech International, Ltd.*	56,326
220	Regal-Beloit Corp.	8,358
1,530	Rockwell International Corp.	49,327
1,550	Thomas & Betts Corp.*	37,061
1,720	Woodward Governor Co.	39,594

		639,198

Electronic Equipment & Instruments (1.2%):

5,100	Agilent Technologies, Inc.*	79,713
1,510	Amphenol Corp., Class A	36,210
1,120	Anixter International, Inc.*	33,734
2,640	Arrow Electronics, Inc.*	49,738
2,920	Avnet, Inc.*	53,173
1,230	AVX Corp.	9,766
360	Bally Technologies, Inc*	8,651
3,700	Benchmark Electronics, Inc.*	47,249
1,540	Cogent Inc.*	20,898
500	Cognex Corp.	7,400
670	Coherent, Inc.*	14,378
1,010	Dolby Laboratories, Inc., Class A*	33,088
1,000	Hubbell, Inc., Class B	32,680
400	Itron, Inc.*	25,496
5,450	Jabil Circuit, Inc.	36,788
440	L-1 Identity Solutions, Inc.*	2,966
20	Littlelfuse, Inc.*	332
3,170	Molex, Inc.	45,933
40	MTS Systems Corp.	1,066
1,290	National Instruments Corp.	31,424
850	Plexus Corp.*	14,408
530	Rofin-Sinar Technologies, Inc.*	10,907
430	Roper Industries, Inc.	18,666
120	ScanSource, Inc.*	2,312
270	Technitrol, Inc.	940
2,340	Trimble Navigation, Ltd.*	50,567
3,400	Tyco Electronics, Ltd.	55,114
8,160	Vishay Intertechnology, Inc.*	27,907

		751,504

Energy Equipment & Services (2.6%):

6,390	Baker Hughes, Inc.	204,927
650	Basic Energy Services, Inc.*	8,476
3,020	BJ Services Co.	35,243
3,220	Complete Production Services, Inc.*	26,243
1,300	Diamond Offshore Drilling, Inc.	76,622
2,220	Dresser-Rand Group, Inc.*	38,295
560	Dril-Quip, Inc.*	11,486
1,570	ENSCO International, Inc.	44,572
60	Hornbeck Offshore Services, Inc.*	980
160	ION Geophysical Corp.*	549
300	Lufkin Industries, Inc.	10,350
2,880	Nabors Industries, Ltd.*	34,474
5,470	National-Oilwell Varco, Inc.*	133,687
13,410	Noble Corp.	295,825
1,060	Oceaneering International, Inc.*	30,888
2,460	Oil States International, Inc.*	45,977
2,980	Parker Drilling Co.*	8,642
2,830	Patterson-UTI Energy, Inc.	32,573
150	Pioneer Drilling Co.*	836
6,090	Schlumberger, Ltd.	257,790
680	Seacor Holdings, Inc.*	45,322
300	Smith International, Inc.	6,867
470	TETRA Technologies, Inc.*	2,284
890	Tidewater, Inc.	35,840
3,010	Transocean, Ltd.*	142,223
1,580	Unit Corp.*	42,218
9,620	Weatherford International, Ltd.*	104,088

		1,677,277

Food & Staples Retailing (2.0%):

990	Casey’s General Stores, Inc.	22,542
2,560	CVS Caremark Corp.	73,574
250	Fresh Del Monte Produce, Inc.*	5,605
6,950	Kroger Co.	183,550
18,160	Safeway, Inc.	431,663
1,210	Supervalu, Inc.	17,666
8,910	Wal-Mart Stores, Inc.	499,495
100	Weis Markets, Inc.	3,363
180	Winn-Dixie Stores, Inc.*	2,898

		1,240,356

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Food Products (0.1%):

200	Bunge, Ltd.	$10,354
680	Darling International, Inc.*	3,733
1,070	Del Monte Foods Co.	7,640
270	Ralcorp Holdings, Inc.*	15,768

		37,495

Gas Utilities (0.5%):

470	Laclede Group, Inc. (The)	22,015
5,970	Noble Energy, Inc.	293,843
10	South Jersey Industries, Inc.	399
420	Southwest Gas Corp.	10,592
470	WGL Holdings, Inc.	15,364

		342,213

Health Care Equipment & Supplies (0.4%):

150	American Medical Systems Holdings, Inc.*	1,349
290	Analogic Corp.	7,911
30	Celera Corp.*	334
2,280	Herbalife, Ltd.	49,430
1,010	Hill-Rom Holdings, Inc.	16,625
480	Inverness Medical Innovation, Inc.*	9,077
1,400	Medtronic, Inc.	43,988
630	Sirona Dental Systems, Inc.*	6,615
450	STERIS Corp.	10,750
2,300	Zimmer Holdings, Inc.*	92,966

		239,045

Health Care Providers & Services (2.7%):

20,210	Aetna, Inc.	575,985
2,160	AMERIGROUP Corp.*	63,763
1,680	Brookdale Senior Living, Inc.	9,374
550	Cardinal Health, Inc.	18,959
2,290	Centene Corp.*	45,136
940	Chemed Corp.	37,384
3,550	CIGNA Corp.	59,817
570	Community Health Systems, Inc.*	8,311
2,000	Coventry Health Care, Inc.*	29,760
230	Emergency Medical Services Corp., Series A*	8,420
3,350	Health Net, Inc.*	36,482
1,020	Healthspring, Inc.*	20,369
120	Hillenbrand, Inc.	2,002
1,320	Kindred Healthcare, Inc.*	17,186
1,820	LifePoint Hospitals, Inc.*	41,569
1,260	Lincare Holdings, Inc.*	33,932
310	Magellan Health Services, Inc.*	12,140
230	Molina Healthcare, Inc.*	4,050
1,120	Omnicare, Inc.	31,091
230	Owens & Minor, Inc.	8,660
600	Pediatrix Medical Group, Inc.*	19,020
660	Universal American Financial Corp.*	5,821
920	Universal Health Services, Inc., Class B	34,564
50	VCA Antech, Inc.*	994
1,020	WellCare Health Plans, Inc.*	13,117
13,330	WellPoint, Inc.*	561,593

		1,699,499

Health Care Technology (0.0%):

510	Allscripts Healthcare Solution, Inc.	5,059
510	IMS Health, Inc.	7,732

		12,791

Hotels, Restaurants & Leisure (0.8%):

400	Ameristar Casinos, Inc.	3,456
1,030	Bob Evans Farms, Inc.	21,043
3,980	Boyd Gaming Corp.	18,825
3,300	Brinker International, Inc.	34,782
3,010	Carnival Corp.	73,203
1,600	CEC Entertainment, Inc.*	38,800
42	Chipotle Mexican Grill, Inc.*	2,406
710	International Speedway Corp., Class A	20,398
2,150	Jack in the Box, Inc.*	47,493
720	Life Time Finess, Inc.*	9,324
1,640	McDonald’s Corp.	101,992
670	Panera Bread Co., Class A*	35,001
260	Papa John’s International, Inc.*	4,792
870	Sonic Corp.*	10,588
580	Speedway Motorsports, Inc.	9,344
1,680	WMS Industries, Inc.*	45,192
4,630	Wyndham Worldwide Corp.	30,327

		506,966

Household Durables (0.4%):

1,550	American Greetings Corp., Class A	11,733
2,330	Harman International Industries, Inc.	38,981
930	KB Home	12,667
2,980	Lennar Corp.	25,837
260	M.D.C. Holdings, Inc.	7,878
480	Meritage Corp.*	5,842
1,260	Ryland Group, Inc. (The)	22,264
1,220	Snap-On, Inc.	48,043
1,090	Stanley Works (The)	37,169
3,290	Tempur-Pedic International, Inc.	23,326

		233,740

Household Products (1.4%):

400	Jarden Corp.*	4,600
14,562	Procter & Gamble Co.	900,223

		904,823

Independent Power Producers & Energy Traders (0.1%):

1,780	Mirant Corp.*	33,589

continued

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Industrial Conglomerates (1.8%):

3,350	3M Co.	$192,759
210	Carlisle Cos., Inc.	4,347
55,520	General Electric Co.	899,424
1,700	Harsco Corp.	47,056
600	McDermott International, Inc.*	5,928
1,020	Tyco International, Ltd.	22,032

		1,171,546

Insurance (3.8%):

1,080	Allied World Assurance Co. Holdings, Ltd.	43,848
1,930	Allstate Corp. (The)	63,227
2,450	American Financial Group, Inc.	56,056
20	American National Insurance Co.	1,475
140	AmTrust Financial Services, Inc.	1,624
440	Arch Capital Group, Ltd.*	30,844
1,940	Aspen Insurance Holdings, Ltd.	47,045
1,020	Assured Guaranty, Ltd.	11,628
1,980	Axis Capital Holdings, Ltd.	57,658
77	Berkshire Hathaway, Inc., Class B*	247,478
2,720	Brown & Brown, Inc.	56,848
540	Catalyst Health Solutions, Inc.*	13,149
4,980	Chubb Corp. (The)	253,980
1,030	Cincinnati Financial Corp.	29,942
2,410	CNA Financial Corp.	39,620
200	CNA Surety Corp.*	3,840
1,510	Conseco, Inc.*	7,822
1,430	Delphi Financial Group, Inc., Class A	26,369
1,180	Employers Holdings, Inc.	19,470
840	Endurance Specialty Holdings, Ltd.	25,645
40	FBL Financial Group, Inc., Class A	618
930	Fidelity National Financial, Inc., Class A	16,507
290	First American Corp.	8,378
90	Flagstone Reinsurance Holdings, Ltd.	879
5,490	Genworth Financial, Inc.	15,537
870	Hanover Insurance Group, Inc. (The)	37,384
420	Harleysville Group, Inc.	14,587
1,350	Hartford Financial Services Group, Inc.	22,167
1,340	HCC Insurance Holdings, Inc.	35,845
50	Infinity Property & Casualty Corp.	2,337
1,540	IPC Holdings, Ltd.	46,046
2,290	Lincoln National Corp.	43,144
7,210	Loews Corp.	203,682
1,640	Max Capital Group, Ltd.	29,028
680	Montpelier Re Holdings, Ltd.	11,417
290	Nationwide Financial Services, Inc., Class A	15,141
210	Navigators Group, Inc.*	11,531
1,070	Odyssey Re Holdings Corp.	55,437
1,750	Old Republic International Corp.	20,860
500	OneBeacon Insurance Group, Ltd.	5,220
660	PartnerRe, Ltd.	47,038
1,430	Phoenix Cos., Inc.	4,676
1,530	Platinum Underwriters Holdings, Ltd.	55,202
630	ProAssurance Corp.*	33,251
3,180	Protective Life Corp.	45,633
5,560	Prudential Financial, Inc.	168,246
470	RLI Corp.	28,745
1,060	Selective Insurance Group, Inc.	24,306
1,120	StanCorp Financial Group, Inc.	46,782
100	State Auto Financial Corp.	3,006
280	Transatlantic Holdings, Inc.	11,217
3,710	Travelers Cos., Inc. (The)	167,692
200	United Fire & Casualty Co.	6,214
1,350	Unitrin, Inc.	21,519
90	Validus Holdings, Ltd.	2,354
2,330	W.R. Berkley Corp.	72,230
210	Waddell & Reed Financial, Inc., Class A	3,247
2,360	XL Capital, Ltd., Class A	8,732
510	Zenith National Insurance Corp.	16,101

		2,399,504

Internet & Catalog Retail (0.3%):

4,940	Expedia, Inc.*	40,705
780	HSN, Inc.*	5,671
100	IAC/InterActive Corp.*	1,573
8,800	Liberty Media Corp. — Capital, Series A*	27,456
2,080	Netflix, Inc.*	62,171
740	Priceline.com, Inc.*	54,501

		192,077

Internet Software & Services (1.0%):

2,920	Akamai Technologies, Inc.*	44,063
1,870	Digital River, Inc.*	46,376
4,120	EarthLink, Inc.*	27,851
7,070	eBay, Inc.*	98,697
2,910	F5 Networks, Inc.*	66,523
540	Google, Inc., Class A*	166,131
2,570	J2 Global Communications, Inc.*	51,503
370	RealNetworks, Inc.*	1,306
700	Sohu.com, Inc.*	33,138
4,090	ValueClick, Inc.*	27,976
2,280	VeriSign, Inc.*	43,502
540	VistaPrint, Ltd.*	10,049

		617,115

IT Services (0.9%):

3,750	Acxiom Corp.	30,412

continued

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
IT Services, continued

230	Affiliated Computer Services, Inc., Class A*	$10,568
3,020	Broadridge Financial Solutions, Inc.	37,871
1,950	Computer Sciences Corp.*	68,523
6,700	Convergys Corp.*	42,947
1,110	CSG Systems International, Inc.*	19,392
810	DST Systems, Inc.*	30,764
50	Euronet Worldwide, Inc.*	581
1,090	Fidelity National Information Services, Inc.	17,734
1,630	Gartner Group, Inc.*	29,063
1,670	NeuStar, Inc., Class A*	31,947
2,960	Perot Systems Corp., Class A*	40,463
3,730	Sapient Corp.*	16,561
440	Sykes Enterprises, Inc.*	8,413
670	SYNNEX Corp.*	7,591
190	Syntel, Inc.	4,393
820	Tech Data Corp.*	14,629
2,690	Total System Services, Inc.	37,660
4,670	Unisys Corp.*	3,969
10	WebMD Health Corp., Class A*	236
7,020	Western Union Co.	100,667

		554,384

Leisure Equipment & Products (0.1%):

4,110	Brunswick Corp.	17,303
890	Polaris Industries, Inc.	25,498
340	Pool Corp.	6,110

		48,911

Life Sciences Tools & Services (0.1%):

850	Thermo Fisher Scientific, Inc.*	28,959
360	Varian, Inc.*	12,064

		41,023

Machinery (3.8%):

990	Actuant Corp., Class A	18,830
230	AGCO Corp.*	5,426
670	Barnes Group, Inc.	9,715
1,200	Briggs & Stratton Corp.	21,108
1,830	Bucyrus International, Inc., Class A	33,892
9,400	Caterpillar, Inc.	419,898
660	Circor International, Inc.	18,150
420	Chart Industries, Inc.*	4,465
1,530	Crane Co.	26,377
9,290	Cummins, Inc.	248,322
1,870	Deere & Co.	71,658
2,250	Dover Corp.	74,070
100	Eaton Corp.	4,971
980	Enpro Industries, Inc.*	21,109
200	Flowserve Corp.	10,300
2,170	Gardner Denver, Inc.*	50,648
1,260	Graco, Inc.	29,900
1,810	IDEX Corp.	43,711
5,330	Illinois Tool Works, Inc.	186,816
10,570	Ingersoll Rand Co., Class A	183,389
1,510	Joy Global, Inc.	34,564
2,840	Kennametal, Inc.	63,020
970	Lincoln Electric Holdings, Inc.	49,402
4,630	Manitowoc Co.	40,096
1,490	Mueller Industries, Inc.	37,369
2,530	Mueller Water Products, Inc., Class A	21,252
1,030	Nordson Corp.	33,259
8,850	Parker Hannifin Corp.	376,479
1,530	Robbins & Myers, Inc.	24,740
40	Sauer-Danfoss, Inc	350
1,120	Terex Corp.*	19,398
3,240	Timken Co.	63,601
1,830	Titan International, Inc.	15,098
1,630	Toro Co.	53,790
2,570	Trinity Industries, Inc.	40,503
1,260	Watts Water Technologies, Inc., Class A	31,462

		2,387,138

Marine (0.1%):

560	Alexander & Baldwin, Inc.	14,034
300	Excel Maritime Carriers, Ltd.	2,112
1,500	Genco Shipping & Trading, Ltd.	22,200
460	GulfMark Offshore, Inc.*	10,943
330	Kirby Corp.*	9,029
20	Nordic American Tanker Shipping, Ltd.	675
70	TBS International, Ltd., Class A*	702

		59,695

Media (3.3%):

270	Arbitron, Inc.	3,586
2,810	Cablevision Systems Corp., Class A	47,320
35,460	CBS Corp.	290,418
170	Central European Media Enterprises, Ltd.*	3,692
30	Cinemark Holdings, Inc.	223
900	Cox Radio, Inc.*	5,409
6,440	DIRECTV Group, Inc. (The)*	147,541
3,790	DISH Network Corp., Class A*	42,031
2,120	DreamWorks Animation SKG, Inc.*	53,551
3,660	Gannett Co., Inc.	29,280
120	Hearst — Argyle Television, Inc.	727
740	Liberty Media Corp. — Capital, Series A*	3,485
2,360	Liberty Media Corp. — Entertainment, Series A*	41,253
4,930	McGraw-Hill Cos., Inc. (The)	114,327
60	Mediacom Communications Corp., Class A*	258

continued

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Media, continued

2,360	Meredith Corp.	$39,506
29,990	News Corp.	272,609
1,200	Scholastic Corp.	16,296
68,150	Time Warner, Inc.	685,589
3,912	Viacom, Inc., Class B*	74,563
10,880	Walt Disney Co. (The)	246,867

		2,118,531

Metals & Mining (3.2%):

4,800	AK Steel Holding Corp.	44,736
31,040	Alcoa, Inc.	349,510
1,520	Allegheny Technologies, Inc.	38,806
2,460	Carpenter Technology Corp.	50,528
2,740	Century Aluminum Co.*	27,400
3,360	Commercial Metals Co.	39,883
210	Compass Minerals International, Inc.	12,319
12,950	Freeport-McMoRan Copper & Gold, Inc., Class A	316,498
390	Kaiser Aluminum Corp.	8,783
10,400	Nucor Corp.	480,480
100	Olympic Steel, Inc.	2,037
1,860	Reliance Steel & Aluminum Co.	37,088
80	RTI International Metals, Inc.*	1,145
1,400	Schnitzer Steel Industries, Inc.	52,710
29,080	Southern Copper Corp.	467,025
1,720	United States Steel Corp.	63,984
620	Walter Industries, Inc.	10,856
2,060	Worthington Industries, Inc.	22,701

		2,026,489

Multi-Utilities (0.1%):

1,610	Avista Corp.	31,201
120	CH Energy Group, Inc.	6,167
360	Integrys Energy Group, Inc.	15,473

		52,841

Multiline Retail (0.4%):

2,460	Big Lots, Inc.*	35,646
3,960	Dillards, Inc., Class A	15,721
1,610	Dollar Tree, Inc.*	67,298
170	J. Crew Group, Inc.*	2,074
2,110	Kohl’s Corp.*	76,382
4,900	Macy’s, Inc.	50,715
2,540	Nordstrom, Inc.	33,807
40	Signet Jewlers, Ltd.	347

		281,990

Office Electronics (0.7%):

49,820	Xerox Corp.	397,066
2,170	Zebra Technologies Corp., Class A*	43,964

		441,030

Oil, Gas & Consumable Fuels (16.8%):

14,670	Anadarko Petroleum Corp.	565,528
8,900	Apache Corp.	663,317
350	Arena Resources, Inc.*	9,832
1,950	Berry Petroleum Co., Class A	14,742
1,130	Bill Barrett Corp.*	23,877
90	BPZ Resources, Inc.*	576
610	Carrizo Oil & Gas, Inc.*	9,821
5,060	Chesapeake Energy Corp.	81,820
18,827	ChevronTexaco Corp.	1,392,633
1,270	Cimarex Energy Co.	34,011
90	Clayton Williams Energy, Inc.*	4,090
19,059	ConocoPhillips	987,256
40	Contango Oil & Gas Co.*	2,252
590	CVR Energy, Inc.*	2,360
960	Delta Petroleum Corp.*	4,570
3,090	Denbury Resources, Inc.*	33,743
3,670	Devon Energy Corp.	241,156
1,100	Encore Acquisition Co.*	28,072
1,000	Exterran Holdings, Inc.*	21,300
35,920	Exxon Mobil Corp.	2,867,494
2,790	Foundation Coal Holdings, Inc.	39,116
3,650	Frontier Oil Corp.	46,099
9,830	Halliburton Co.	178,709
1,420	Helix Energy Solutions Group, Inc.*	10,281
1,110	Helmerich & Payne, Inc.	25,252
170	Hercules Offshore, Inc.*	808
7,680	Hess Corp.	411,955
840	Holly Corp.	15,313
270	International Coal Group, Inc.*	621
5,900	Key Energy Services, Inc.*	26,019
15,450	Marathon Oil Corp.	422,712
3,870	Mariner Energy, Inc.*	39,474
2,140	Massey Energy Co.	29,511
790	McMoran Exploration Co.*	7,742
6,930	Murphy Oil Corp.	307,345
15,440	Occidental Petroleum Corp.	926,246
1,150	Overseas Shipholding Group, Inc.	48,426
900	Pioneer Natural Resources Co.	14,562
1,770	Plains Exploration & Production Co.*	41,135
235	Precision Drilling Trust	1,968
1,990	Pride International, Inc.*	31,800
2,730	Quicksilver Resources, Inc.*	15,206
1,500	Rosetta Resources, Inc.*	10,620
440	St. Mary Land & Exploration Co.	8,936
2,796	Stone Energy Corp.*	30,812
1,440	Sunoco, Inc.	62,582
2,240	Superior Energy Services, Inc.*	35,683
1,690	Swift Energy Co.*	28,409
5,730	Tesoro Petroleum Corp.	75,464
20,750	Valero Energy Corp.	449,030
2,930	W&T Offshore, Inc.	41,958
280	Whiting Petroleum Corp.*	9,369
5,050	Williams-Sonoma, Inc.	39,693

continued

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued

30	World Fuel Services Corp.	$1,110
4,760	XTO Energy, Inc.	167,885

		10,590,301

Paper & Forest Products (0.2%):

16,030	Domtar Corp.*	26,770
6,470	International Paper Co.	76,346
1,110	MeadWestvaco Corp.	12,421
5,220	Smurfit-Stone Container Corp.*	1,331

		116,868

Personal Products (0.1%):

340	Chattem, Inc.*	24,320
2,290	NBTY, Inc.*	35,838
720	Nu Skin Enterprises, Inc., Class A	7,510
130	Revlon, Inc., Class A*	867

		68,535

Pharmaceuticals (4.9%):

2,660	Abbott Laboratories	141,964
7,490	Eli Lilly & Co.	301,622
1,810	Endo Pharmaceuticals Holdings, Inc.*	46,843
3,090	Forest Laboratories, Inc.*	78,702
16,360	Johnson & Johnson Co.	978,819
130	K-V Pharmaceutical Co., Class A*	374
6,500	King Pharmaceuticals, Inc.*	69,030
3,130	Medicis Pharmaceutical Corp., Class A	43,507
13,190	Merck & Co., Inc.	400,976
3,630	PDL BioPharma, Inc	22,433
50,580	Pfizer, Inc.	895,772
50	PharMerica Corp.*	784
1,940	Sepracor, Inc.*	21,301
110	Warner Chilcott, Ltd., Class A*	1,595
1,320	Watson Pharmaceuticals, Inc.*	35,073
1,480	Wyeth	55,515

		3,094,310

Real Estate Management & Development (0.0%):

2,590	CB Richard Ellis Group, Inc.*	11,189
1,380	Forest City Enterprises, Inc., Class A	9,246
350	Jones Lang LaSalle, Inc.	9,695

		30,130

Road & Rail (0.6%):

70	AMERCO*	2,417
1,560	Arkansas Best Corp.	46,972
1,640	CSX Corp.	53,251
800	Heartland Express, Inc.	12,608
4,850	Norfolk Southern Corp.	228,192
50	Old Dominion Freight Line, Inc.*	1,423
110	Ryder System, Inc.	4,266
70	Wabtec Corp.	2,783
2,380	Werner Enterprises, Inc.	41,269
1,330	YRC Worldwide, Inc.*	3,817

		396,998

Semiconductors & Semiconductor Equipment (5.0%):

940	Advanced Micro Devices, Inc.*	2,030
4,510	Altera Corp.	75,362
8,860	Amkor Technology, Inc.*	19,315
3,530	Analog Devices, Inc.	67,141
38,440	Applied Materials, Inc.	389,397
2,170	Atheros Communications*	31,053
6,970	Atmel Corp.*	21,816
4,770	Broadcom Corp., Class A*	80,947
580	Cabot Microelectronics Corp.*	15,121
1,050	Cymer, Inc.*	23,006
1,460	Entegris, Inc.*	3,197
7,400	Fairchild Semiconductor International, Inc.*	36,186
330	FEI Co.*	6,224
8,220	Integrated Device Technology, Inc.*	46,114
69,910	Intel Corp.	1,024,881
1,280	International Rectifier Corp.*	17,280
4,190	Intersil Corp., Class A	38,506
2,460	KLA-Tencor Corp.	53,603
13,180	LSI Logic Corp.*	43,362
7,020	Marvell Technology Group, Ltd.*	46,823
3,080	MEMC Electronic Materials, Inc.*	43,982
790	Microsemi Corp.*	9,986
2,690	MKS Instruments, Inc.*	39,785
3,130	National Semiconductor Corp.	31,519
3,440	Novellus Systems, Inc.*	42,450
6,120	NVIDIA Corp.*	49,388
3,160	ON Semiconductor Corp.*	10,744
7,280	PMC-Sierra, Inc.*	35,381
190	Power Integrations, Inc.	3,777
3,610	RF Micro Devices, Inc.*	2,816
3,550	Semtech Corp.*	40,009
1,890	Silicon Laboratories, Inc.*	46,834
3,540	Skyworks Solutions, Inc.*	19,612
10,300	Teradyne, Inc.*	43,466
800	Tessera Technologies, Inc.*	9,504
37,420	Texas Instruments, Inc.	580,758
1,440	Varian Semiconductor Equipment Associates, Inc.*	26,093
1,680	Verigy, Ltd.*	16,162
3,120	Xilinx, Inc.	55,598

		3,149,228

Software (5.9%):

1,100	Adobe Systems, Inc.*	23,419
150	Advent Software, Inc.*	2,996
3,090	Amdocs, Ltd.*	56,516
1,080	Ansys, Inc.*	30,121

continued

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Software, continued

2,950	Autodesk, Inc.*	$57,967
30	Blackbaud, Inc.	405
800	BMC Software, Inc.*	21,528
8,080	CA, Inc.	149,722
9,150	Cadence Design Systems, Inc.*	33,489
1,330	Check Point Software Technologies, Ltd.*	25,257
2,070	Citrix Systems, Inc.*	48,790
7,840	Compuware Corp.*	52,920
510	Concur Technologies, Inc.*	16,738
840	FactSet Research Systems, Inc.	37,162
1,490	Informatica Corp.*	20,458
1,050	Jack Henry & Associates, Inc.	20,381
2,120	Lawson Software, Inc.*	10,049
1,610	Mentor Graphics Corp.*	8,324
1,450	Micros Systems, Inc.*	23,664
72,680	Microsoft Corp.	1,412,899
100	MicroStrategy, Inc., Class A*	3,713
1,560	Net 1 UEPS Technologies, Inc.*	21,372
3,520	Nuance Communications, Inc.*	36,467
1,000	Open Text Corp.*	30,130
34,376	Oracle Corp.*	609,486
3,800	Parametric Technology Corp.*	48,070
780	Progress Software Corp.*	15,023
2,840	Quest Software, Inc.*	35,756
530	Solera Holdings, Inc.*	12,773
10,260	Sun Microsystems, Inc.*	39,193
2,220	Sybase, Inc.*	54,989
43,760	Symantec Corp.*	591,635
2,670	Synopsys, Inc.*	49,448
2,860	Take-Two Interactive Software, Inc.	21,622
2,350	Teradata Corp.*	34,851
690	THQ, Inc.*	2,891
9,480	TIBCO Software, Inc.*	49,201
3,400	Wind River Systems, Inc.*	30,702

		3,740,127

Specialty Retail (2.7%):

640	Aaron Rents, Inc.	17,037
2,030	Abercrombie & Fitch Co., Class A	46,832
3,640	Aeropostale, Inc.*	58,604
3,960	American Eagle Outfitters, Inc.	37,066
5,010	AnnTaylor Stores Corp.*	28,908
5,440	AutoNation, Inc.*	53,747
2,390	Barnes & Noble, Inc.	35,850
1,490	Bebe Stores, Inc.	11,130
13,100	Best Buy Co., Inc.	368,241
1,380	Buckle, Inc. (The)	30,112
3,040	Callaway Golf Co.	28,242
330	Chico’s FAS, Inc.*	1,379
1,850	Children’s Place Retail Stores, Inc.*	40,108
2,640	Dress Barn, Inc.*	28,354
3,190	Foot Locker, Inc.	23,415
21,420	Gap, Inc. (The)	286,814
1,340	Guess?, Inc.	20,569
590	Gymboree Corp.*	15,393
3,910	Home Depot, Inc.	90,008
5,000	Limited Brands, Inc.	50,200
1,080	Lowe’s Cos., Inc.	23,242
2,210	Men’s Wearhouse, Inc.	29,923
1,160	MSC Industrial Direct Co., Inc., Class A	42,723
8,430	Office Depot, Inc.*	25,121
500	OfficeMax, Inc.	3,820
1,550	Penske Automotive Group, Inc.	11,904
2,920	RadioShack Corp.	34,865
2,050	Rent-A-Center, Inc.*	36,182
710	Ross Stores, Inc.	21,108
2,760	Sally Beauty Holdings, Inc.*	15,704
900	Sherwin Williams Co.	53,775
3,590	TJX Cos., Inc.	73,846
1,370	Tractor Supply Co.*	49,512
750	Urban Outfitters, Inc.*	11,235
1,690	Zale Corp.*	5,628

		1,710,597

Textiles, Apparel & Luxury Goods (0.6%):

1,220	Carter’s, Inc.*	23,497
3,520	Coach, Inc.*	73,110
1,710	Fossil, Inc.*	28,557
3,560	Jones Apparel Group, Inc.	20,862
6,930	Liz Claiborne, Inc.	18,018
1,810	Phillips-Van Heusen Corp.	36,435
820	Polo Ralph Lauren Corp.	37,236
2,870	Quiksilver Resources, Inc.*	5,281
870	Skechers U.S.A., Inc., Class A*	11,153
1,550	Talbots, Inc. (The)	3,705
2,080	Timberland Co., Class A*	24,024
200	UniFirst Corp.	5,938
2,790	Warnaco Group, Inc. (The)*	54,768
1,630	Wolverine World Wide, Inc.	34,295

		376,879

Thrifts & Mortgage Finance (0.0%):

2,860	MGIC Investment Corp.	9,953
30	Northwest Bancorp, Inc.	641
900	Provident Financial Services, Inc.	13,770

		24,364

Tobacco (0.9%):

4,050	Altria Group, Inc.	60,993
10,870	Philip Morris International, Inc.	472,954
530	Universal Corp.	15,831

		549,778

Trading Companies & Distributors (0.2%):

1,180	Applied Industrial Technologies, Inc.	22,326

continued

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Trading Companies & Distributors, continued

550	GATX Corp.	$17,033
4,508	United Rentals, Inc.*	41,113
560	Watsco, Inc.	21,504

		101,976

Wireless Telecommunication Services (0.5%):

1,480	Centennial Communications Corp.*	11,929
330	Global Crossing, Ltd.*	2,620
1,660	InterDigital, Inc.*	45,650
1,930	NII Holdings, Inc.*	35,088
1,050	NTELOS Holdings Corp.	25,893
41,299	Sprint Nextel Corp.*	75,577
2,130	Syniverse Holdings, Inc.*	25,432
1,840	Telephone and Data Systems, Inc.	58,420
730	U.S. Cellular Corp.*	31,565

		312,174

Total Common Stocks (Cost $86,033,648)		62,531,169

Investment Company (0.8%):
527,717	Dreyfus Treasury Prime Cash Management, 0.17% (a)	527,717

Total Investment Company (Cost $527,717)		527,717

Total Investment Securities (Cost $86,561,365)(b) — 99.8%		63,058,886
Net other assets (liabilities) — 0.2%		143,990

Net Assets — 100.0%		$63,202,876

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

(a)	The rate presented represents the effective yield at December 31, 2008.

(b)	Cost for federal income tax purposes is $89,645,762. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$1,531,913
Unrealized depreciation	(28,118,789)

Net unrealized depreciation	$(26,586,876)

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country	Percentage
United States	97.4%
Bermuda	1.4%
Netherlands	0.5%
Cayman Islands	0.2%
Switzerland	0.2%
Panama	0.1%
Guernsey	0.1%
Canada	0.1%

100.0%

See accompanying notes to the financial statements.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL
Oppenheimer
Main Street
Fund

Assets:
Investment securities, at cost	$86,561,365

Investment securities, at value	$63,058,886
Interest and dividends receivable	98,064
Receivable for capital shares issued	17,484
Receivable for investments sold	81,120
Prepaid expenses	1,721

Total Assets	63,257,275

Liabilities:
Payable for investments purchased	501
Manager fees payable	20,789
Administration fees payable	2,531
Distribution fees payable	12,654
Administrative and compliance services fees payable	959
Other accrued liabilities	16,965

Total Liabilities	54,399

Net Assets	$63,202,876

Net Assets Consist of:
Capital	$106,481,482
Accumulated net investment income/(loss)	773,312
Accumulated net realized gains/(losses) from investment transactions	(20,549,439)
Net unrealized appreciation/(depreciation) on investments	(23,502,479)

Net Assets	$63,202,876

Shares of beneficial interest (unlimited number of shares authorized, no par value)	9,959,766
Net Asset Value (offering and redemption price per share)	$6.35

See accompanying notes to the financial statements.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL
Oppenheimer
Main Street
Fund

Investment Income:
Interest	$15,571
Dividends	1,929,055
Income from securities lending	24,405

Total Investment Income	1,969,031

Expenses:
Manager fees	788,315
Administration fees	43,773
Distribution fees	246,349
Custodian fees	116,007
Administrative and compliance service fees	3,998
Trustees’ fees	8,502
Professional fees	16,461
Shareholder reports	23,315
Interest expense on cash overdraft	15,673
Other expenses	14,151

Total expenses before reductions	1,276,544
Less expenses waived/reimbursed by the Manager	(81,162)

Net expenses	1,195,382

Net Investment Income/(Loss)	773,649

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(18,657,907)
Change in unrealized appreciation/(depreciation) on investments	(28,207,467)

Net Realized/ Unrealized Gains/(Losses) on Investments	(46,865,374)

Change in Net Assets Resulting From Operations	$(46,091,725)

See accompanying notes to the financial statements.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Oppenheimer
	Main Street Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

Change in Net Assets:
Operations:
Net investment income/(loss)	$773,649	$984,914
Net realized gains/(losses) on investment transactions	(18,657,907)	13,818,783
Change in unrealized appreciation/(depreciation) on investments	(28,207,467)	(10,175,230)

Change in net assets resulting from operations	(46,091,725)	4,628,467

Dividends to Shareholders:
From net investment income	(984,477)	(724,743)
From net realized gains on investments	(14,493,970)	(6,995,570)

Change in net assets resulting from dividends to shareholders	(15,478,447)	(7,720,313)

Capital Transactions:
Proceeds from shares issued	13,189,965	29,030,644
Proceeds from dividends reinvested	15,478,447	7,720,313
Value of shares redeemed	(43,487,993)	(23,482,364)

Change in net assets resulting from capital transactions	(14,819,581)	13,268,593

Change in net assets	(76,389,753)	10,176,747
Net Assets:
Beginning of period	139,592,629	129,415,882

End of period	$63,202,876	$139,592,629

Accumulated net investment income/(loss)	$773,312	$984,480

Share Transactions:
Shares issued	1,559,647	2,241,299
Dividends reinvested	1,849,277	610,302
Shares redeemed	(4,692,952)	(1,815,063)

Change in shares	(1,284,028)	1,036,538

See accompanying notes to the financial statements.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

						May 3, 2004 to
	Year Ended December 31,					December 31,
	2008	2007		2006	2005	2004(a)

Net Asset Value, Beginning of Period	$12.42	$12.68		$11.36	$10.79	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.10	0.09		0.06	0.07	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	(4.51)	0.41		1.57	0.51	0.80

Total from Investment Activities	(4.41)	0.50		1.63	0.58	0.86

Dividends to Shareholders From:
Net Investment Income	(0.11)	(0.07)		(0.06)	—	(0.06)
Net Realized Gains	(1.55)	(0.69)		(0.25)	(0.01)	(0.01)

Total Dividends	(1.66)	(0.76)		(0.31)	(0.01)	(0.07)

Net Asset Value, End of Period	$6.35	$12.42		$12.68	$11.36	$10.79

Total Return(b) (c)	(38.68)%	3.80	%(d)	14.59%	5.45%	8.60%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$63,203	$139,593		$129,416	$99,016	$65,487
Net Investment Income/(Loss)(e)	0.79%	0.72%		0.66%	0.70%	1.52%
Expenses Before Reductions(e) (f)	1.30%	1.25%		1.22%	1.28%	1.29%
Expenses Net of Reductions(e)	1.22%	1.20%		1.19%	1.19%	1.20%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e) (g)	1.22%	1.20%		1.19%	1.20%	N/A
Portfolio Turnover Rate(c)	125.06%	126.24%		105.81%	80.76%	75.56%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	During the year ended December 31, 2007, OppenheimerFunds, Inc. reimbursed $51,744 to the Fund related to violations of certain investment policies and limitations. The corresponding impact to the total return was 0.04%.

(e)	Annualized for periods less than one year.

(f)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Oppenheimer Main Street Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. The Trust is authorized to offer Class 1 and Class 2 shares of the Fund. However, only Class 2 shares have been available since the Fund’s inception. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Notes to the Financial Statements, continued
December 31, 2008

interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Notes to the Financial Statements, continued
December 31, 2008

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Notes to the Financial Statements, continued
December 31, 2008

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and OppenheimerFunds, Inc. (“OFI”), OFI provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.20%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL Oppenheimer Main Street Fund	0.80%	1.20%

*	The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.75% through April 30, 2010.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Notes to the Financial Statements, continued
December 31, 2008

are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

Expires
12/31/2011
AZL Oppenheimer Main Street Fund	$31,893

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $4,301 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Notes to the Financial Statements, continued
December 31, 2008

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 — Quoted Prices	$63,058,886	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$63,058,886	$—

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Oppenheimer Main Street Fund	$124,355,634	$153,744,353

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Oppenheimer Main Street Fund
Notes to the Financial Statements, continued
December 31, 2008

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2016
AZL Oppenheimer Main Street Fund	$14,517,487

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $2,947,412 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Oppenheimer Main Street Fund	$4,680,236	$10,798,211	$15,478,447

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Oppenheimer Main Street Fund	$2,019,965	$5,700,348	$7,720,313

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Total
	Undistributed		Accumulated		Accumulated
	Ordinary	Accumulated	Capital and	Unrealized	Earnings
	Income	Earnings	Other Losses	Depreciation(a)	(Deficit)
AZL Oppenheimer Main Street Fund	$773,169	$773,169	$(17,464,899)	$(26,586,876)	$(43,278,606)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Oppenheimer Main Street Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

28

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Sub-Adviser Change (Unaudited):

Effective January 26, 2009, J.P. Morgan Investment Management Inc. will replace OppenheimerFunds Inc. as the Sub adviser to the AZL Oppenheimer Main Street Fund. In addition, on January 26, 2009 the Fund will change its name to AZL JPMorgan U.S. Equity Fund.

29

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 54.36% of the total ordinary income distributions paid during the year ended December 31, 2008 qualify for the corporate dividends received deduction.

For the period ended December 31, 2008, the Fund had net long-term capital gains of $10,798,211.

30

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

31

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

32

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

33

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

34

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

Board Consideration of New Subadvisory Agreement

At an “in person” meeting held on December 3, 2008, the Board considered the recommendation of the Manager, the investment manager of the Fund, that J.P. Morgan Investment Management Inc. (“JPMIM”) replace OppenheimerFunds, Inc. (“Oppenheimer”) as the Fund’s subadviser. At the meeting, the Trustees approved the JPMIM Agreement which became effective January 26, 2009. At such meeting, the Trustees reviewed materials furnished by the Manager pertaining to JPMIM.

The Manager, as investment manager of all of the outstanding series of the Trust, is charged with researching and recommending subadvisers for the Trust. The Manager has adopted policies and procedures to assist it in analyzing each subadviser with expertise in a particular asset class for purposes of making the recommendation that a specific subadviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to approve. After an investment adviser becomes a subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the subadviser.

35

As part of its ongoing obligation to monitor and evaluate the performance of the Fund’s subadvisers, in November 2008 the Manager completed a review of Oppenheimer’s management of the Fund. The Manager’s review and evaluation of Oppenheimer focused on the Fund’s investment performance, its low level of marketability, and the fact that the Fund’s lead portfolio manager retired on June 30, 2008.

The Board, including a majority of the independent Board members (the “Independent Trustees”), with the assistance of independent counsel to the Independent Trustees, considered whether to approve the JPMIM Agreement in light of its experience in governing the Trust and working with the Manager and the subadvisers on matters relating to the mutual funds that are outstanding series of the Trust. The Independent Trustees are those Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940 (the “1940 Act”), and are not employees of or affiliated with the Fund, the Manager, Oppenheimer or JPMIM. Prior to voting, the Board reviewed the Manager’s recommendation that it approve the JPMIM Agreement with experienced counsel who are independent of the Manager and received from such counsel a memorandum discussing the legal standards for consideration of the proposed approval. In its deliberations, the Board considered all factors that the Trustees believed were relevant. The Board based its decision to approve the JPMIM Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. The Board approved the termination of the subadvisory agreement with Oppenheimer and determined that the JPMIM Agreement was reasonable and in the best interests of the Fund, and approved JPMIM as the Fund’s new subadviser. The Board’s decision to approve the JPMIM Agreement reflects the exercise of its business judgment on whether to approve new arrangements and continue existing arrangements. In reaching this decision, the Board did not assign relative weights to factors discussed herein, or deem any one or group of them to be controlling in and of themselves.

A rule adopted by the SEC under the 1940 Act requires a discussion of certain factors relating to the selection of investment managers and subadvisers and the approval of advisory and subadvisory fees. The factors enumerated by the SEC in the rule are set forth below in italics followed by the Board’s conclusions regarding each factor.

(1) The nature, extent, and quality of services provided by the Subadviser. In deciding to approve JPMIM, the Board considered the experience and track record of JPMIM, and its portfolio management team to be involved with the Fund. The Board also considered JPMIM’s investment philosophy and process, particularly in the large cap core equity area. The Board determined that, based upon the Manager’s report, the proposed change to JPMIM as the subadviser would likely benefit the Fund and its shareholders.

In reviewing various other matters, the Board concluded that JPMIM was a recognized firm capable of competently managing the Fund; that the nature, extent and quality of services that JPMIM could provide were at a level at least equal to the services that could be provided by Oppenheimer, that the services contemplated by the JPMIM Agreement are substantially similar to those provided under the subadvisory agreement with Oppenheimer; that the JPMIM Agreement contains provisions generally comparable to those of other subadvisory agreements for other mutual funds; that JPMIM was staffed with qualified personnel and had significant research capabilities; and that the investment performance of JPMIM in the large cap core equity area, as discussed in (2) below, was at least satisfactory.

(2) The investment performance of the Subadviser. The Board received information about the performance of JPMIM in managing a large cap core equity fund which is generally comparable to the Fund. The performance information, which covered the five years ended September 30, 2008, included (a) absolute total return, (b) performance versus an appropriate benchmark, and (c) performance relative to a peer group of comparable funds. Such performance information for the comparable fund managed by JPMIM was net of fees. The Board noted, for example, that JPMIM outperformed the S&P 500 Index for each of the one year, two year, three year, four year and five year periods ended September 30, 2008.

(3) The costs of services to be provided and profits to be realized by JPMIM from its relationship with the Fund. The Board compared the fee schedule in the JPMIM Agreement to the fee schedule in the then existing subadvisory agreement with Oppenheimer. The Board noted that the fee schedule in the JPMIM Agreement requires that the Manager pay JPMIM an annual fee on average daily net assets of 0.45% on the first $100 million of Fund assets, and 0.40% on assets over $100 million, compared to the following fee payable to Oppenheimer: 0.50% on the first $10 million in Fund assets, 0.45% on the next $90 million, and 0.40% of Fund assets thereafter. The Board noted that the fee schedule in the JPMIM Agreement was the result of arm’s length negotiations between the Manager and JPMIM, and that the fees payable by shareholders of the Fund would not change because of the change in subadvisers. Based upon its review, the Board concluded that the fees proposed to be paid to JPMIM were reasonable. The Manager also reported that the Fund’s total expense ratio (which includes management fees and operating expenses) was in the 83rd percentile in the category of large cap blend funds. The Manager reported that the Fund’s higher than average expense ratio was partially due to its relatively small size. At the December 3, 2008 Board meeting, the Board received information on JPMIM’s estimated profitability in connection with acting as the Fund’s subadviser, and determined that it was not unreasonable.

(4) and (5) The extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Board noted that the fee schedule in the JPMIM Agreement contains a breakpoint that reduces the fee

36

rate on assets above $100 million, as described in (3) above. The Trustees also noted that assets in the Fund as of September 30, 2008 were approximately $89 million. The Board considered the possibility that JPMIM may realize certain economies of scale as the Fund grows larger. The Board noted that in the fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints, if any, apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which could have the effect of reducing expenses as would the implementation of advisory/subadvisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or additional advisory/subadvisory fee breakpoints as the Fund grows larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to reapprove the JPMIM Agreement at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the subadvisory fee schedule should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the fee schedule in the JPMIM Agreement was acceptable.

37

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

38

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

39

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.

These Funds are not FDIC Insured.	ANNRPT1208 2/09

AZL® PIMCO
Fundamental IndexPLUS
Total Return Fund
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® PIMCO Fundamental IndexPLUS Total Return Fund
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL® PIMCO Fundamental IndexPLUS Total Return Fund and Pacific Investment Management Company LLC (“PIMCO”) serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
For the 12-month period ended December 31, 2008, the AZL® PIMCO Fundamental IndexPLUS Total Return Fund returned –40.86%, underperforming the –37.00% and –39.99% total return for its benchmarks, the S&P 500 Index1 and the FTSE RAFI™ U.S. 1000 Index1, respectively.
This Fund’s subadviser, Pacific Investment Management Company, invests the Fund’s assets to mirror an enhanced index that attempts to outperform the benchmark by weighting stocks based on fundamental factors such as sales, book values, cash flows and dividends. Rather than purchase stocks, the Fund holds total-return swaps that provide the total return of the fundamentally weighted index. The subadviser invests the collateral from those swaps in an actively managed portfolio of bonds.
The Enhanced FTSE RAFITM Index, which this Fund tracks, outperformed the non-enhanced FTSE RAFITM U.S. 1000 Index during the period under review. The three primary sector weightings behind that outperformance were underweight stakes in energy, industrials and information technology. The three sector weightings with the largest negative impact on relative performance were an overweight allocation to consumer discretionary and underweight positions in health care and consumer staples.
The Fund’s exposure to financials added to its relative returns. While an overweight to the financial sector detracted from performance, positive stock selection negated this underperformance.*
In the bond portfolio, duration positioning in the U.S. proved negative as yields fell. Exposure to the Euroland mitigated some of the portfolio’s underperformance, however. Positioning the Fund for a steeper yield curve was positive for performance, as the yield curve steepened.*
An exposure to corporate bonds, particularly those issued by financial companies, detracted from performance as contagion from subprime-related deleveraging swept through this sector, despite unprecedented government support. An emphasis on mortgages also detracted from returns, as spreads between agency mortgages and Treasuries widened to well over 200 basis points (2.00%).*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.

[1]	The Standard & Poor’s 500 Index (“S&P 500 Index”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The FTSE RAFITM U.S. 1000 Index is part of the FTSE RAFITM Index Series, launched in association with Research Affiliates. As part of FTSE Group’s range of nonmarket cap weighted indices, the FTSE RAFITM Index Series weights index constituents using four fundamental factors, rather than market capitalization. These factors include dividends, cash flow, sales and book value. The FTSE RAFITM U.S. 1000 Index comprises the largest 1000 U.S.-listed companies by fundamental value, selected from the constitutents of the FTSE USA All Cap Index, part of the FTSE Global Equity Index Series (GEIS). Investors cannot invest directly in an index.

The Fund’s primary index is the Standard & Poor’s 500 Index, however to provide a broader market comparative we have also listed the FTSE RAFITM U.S. 1000 Index.

AZL® PIMCO Fundamental IndexPLUS Total Return Fund
Fund Objective
The Fund’s investment objective is to exceed the total return of the FTSE RAFITM U.S. 1000 Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Subadviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances substantially all of its assets in derivative instruments backed by a portfolio of fixed income instruments. This objective may be changed by the Trustees of the Fund without shareholder approval.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2008

		Since
	1	Inception
	Year	(5/1/06)

AZL® PIMCO Fundamental IndexPLUS Total Return Fund	-40.86%	-12.25%
S&P 500 Index	-37.00%	-11.06%
FTSE RAFITM U.S. 1000 Index	-39.99%	-12.88%†

Expense Ratio
Gross
	1.21%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, to 1.20% through April 30, 2010. Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500 Index”) and the FTSE RAFI™ U.S. 1000 Index. The S&P 500 Index is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The FTSE RAFI™ U.S. 1000 Index is part of the FTSE RAFI™ Index Series, launched in association with Research Affiliates. As part of FTSE Group’s range of nonmarket cap weighted indices, the FTSE RAFITM Index Series weights index constituents using four fundamental factors, rather than market capitalization. These factors include dividends, cash flow, sales and book value. The FTSE RAFI™ U.S. 1000 Index comprises the largest 1000 U.S.-listed companies by fundamental value, selected from the constitutents of the FTSE USA All Cap Index, part of the FTSE Global Equity Index Series (GEIS). Investors cannot invest directly in an index. These indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

†	The since inception performance data and hypothetical $10,000 investment for the FTSE RAFI™ 1000 Index is calculated from 4/30/06 which is the closest available date for the Index performance.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL PIMCO Fundamental IndexPLUS Total Return Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL PIMCO Fundamental IndexPLUS Total Return Fund	$1,000.00	$683.60	$5.12	1.21%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL PIMCO Fundamental IndexPLUS Total Return Fund	$1,000.00	$1,019.05	$6.14	1.21%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL PIMCO Fundamental IndexPLUS Total Return Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Asset Backed Securities	11.3%
Collateralized Mortgage Obligations	6.5
Corporate Bonds	46.0
Yankee Dollars	1.2
Preferred Stocks	1.1
Municipal Bonds	2.7
U.S. Government Agency Mortgages	122.3
U.S. Treasury Obligations	28.9
Repurchase Agreements	11.1
Purchased Call Options	1.4
Put Options Purchased	0.1
Investment Company	3.7

236.3%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments
December 31, 2008

Principal		Fair
Amount		Value
Asset Backed Securities (11.3%):
$600,000	Access Group, Inc., Series 2008-1, Class A, 4.84%, 10/27/25(a)+	$551,743
24,052	Accredited Mortgage Loan Trust, Series 06-2, Class A1, 0.51%, 9/25/36(a)+	23,557
58,075	ACE Securities Corp Home Equity Loan Trust, Series 06-HE4, Class A2A, 0.53%, 10/25/36(a)+	52,563
16,833	ACE Securities Corp Home Equity Loan Trust, Series 06-ASP5, Class A2A, 0.55%, 10/25/36(a)+	16,261
181,784	Amortizing Residential Collateral Trust, Series 01-BC6, Class A, 1.17%, 10/25/31(a)+	165,853
8,659	Argent Securities, Inc., Series 06-M2, Class A2A, 0.52%, 9/25/36(a)+	8,499
22,973	Asset Backed Funding Certificates, Series 06-OPT2, Class A3A, 0.53%, 10/25/36(a)+	22,357
33,966	Asset Backed Funding Certificates, Series 06-HE1, Class A2A, 0.53%, 1/25/37(a)+	29,343
21,014	Asset Backed Securities Corp. Home Equity Loan Trust, Series 04-HE6, Class A1, 0.75%, 9/25/34(a)+	16,460
700,000	Bank of America Credit Card Trust, Series 2007-A9, Class A9, 1.24%, 11/17/14(a)+	572,337
240,666	Carrington Mortgage Loan Trust, Series 06-NC5, Class A1, 0.52%, 1/25/37(a)+	213,972
200,000	Chase Issuance Trust, Series 06-A3, Class A3, 1.19%, 7/15/11(a)+	196,352
600,000	Chase Issuance Trust, Series 2008-A10, Class A10, 1.95%, 8/17/15(a)+	473,625
1,000,000	Chase Issuance Trust, Series 2008-A13, Class A13, 3.50%, 9/15/15(a)+	822,500
496,429	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH3, Class A2, 0.57%, 10/25/36(a)+	455,045
460,005	Countrywide Asset-Backed Certificates, Series 2006-06, Class 2A2, 0.65%, 9/25/36(a)+	365,015
33,546	Countrywide Asset-Backed Certificates, Series 06-19, Class 2A1, 0.53%, 3/25/37(a)+	32,343
71,310	Countrywide Asset-Backed Certificates, Series 06-21, Class 2A1, 0.52%, 5/25/37(a)+	64,016
267,333	Countrywide Asset-Backed Certificates, Series 06-23, Class 2A1, 0.52%, 11/25/37(a)+	239,987
25,104	Countrywide Asset-Backed Certificates, Series 06-15, Class A1, 0.58%, 10/25/46(a)+	23,661
12,047	Countrywide Asset-Backed Certificates, Series 06-16, Class 2A1, 0.52%, 12/25/46(a)+	11,676
39,837	Countrywide Asset-Backed Certificates, Series 06-17, Class 2A1, 0.52%, 3/25/47(a)+	38,490
41,964	Countrywide Asset-Backed Certificates, Series 06-22, Class 2A1, 0.52%, 5/25/47(a)+	38,813
296,288	Countrywide Asset-Backed Certificates, Series 06-24, Class 2A1, 0.52%, 6/25/47(a)+	258,715
42,472	Credit-Based Asset Servicing and Securitization, Series 06-CB9, Class A1, 0.53%, 11/25/36(a)+	36,870
60,785	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF9, Class 2A1, 0.53%, 6/25/36(a)+	59,097
48,556	Fremont Home Loan Trust, Series 06-E, Class 2A1, 0.53%, 1/25/37(a)+	42,355
141,962	GE-WMC Mortgage Securities, LLC, Series 06-1, Class A2A, 0.51%, 8/25/36(a)+	133,395
36,730	GSAMP Trust, Series 06-FM2, Class A2A, 0.54%, 9/25/36(a)+	35,295

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Principal		Fair
Amount		Value
Asset Backed Securities, continued
$34,212	Household Home Equity Loan Trust, Series 06-4, Class A1V, 0.58%, 3/20/36(a)+	$32,241
38,726	HSI Asset Securitization Corp. Trust, Series 06-HE2, Class 2A1, 0.52%, 12/25/36(a)+	33,684
27,158	Indymac Residential Asset Backed Trust, Series 06-E, Class 2A1, 0.53%, 4/25/37(a)+	25,341
19,150	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC3, Class A2, 0.52%, 8/25/36(a)+	17,800
255,097	J.P. Morgan Mortgage Acquisition Corp., Series 06-CH2, Class AV2, 0.52%, 10/25/36(a)+	226,946
57,208	Lehman XS Trust, Series 06-17, Class WF11, 0.59%, 11/25/36(a)+	53,773
8,885	Lehman XS Trust, Series 06-9, Class A1A, 0.54%, 5/25/46(a)+	8,483
43,256	Lehman XS Trust, Series 06-11, Class 1A1, 0.55%, 6/25/46(a)+	41,520
77,283	Lehman XS Trust, Series 06-16N, Class A1A, 0.55%, 11/25/46(a)+	66,144
3,092	Long Beach Mortgage Loan Trust, Series 04-4, Class 1A1, 0.75%, 10/25/34(a)+	1,046
147,956	Long Beach Mortgage Loan Trust, Series 06-9, Class 2A1, 0.53%, 10/25/36(a)+	140,558
484,705	Massachusetts Educational Financing Authority, Series 2008-1, Class A1, 4.49%, 4/25/38(a)+	367,845
57,481	Master Asset Backed Securities Trust, Series 06-HE5, Class A1, 0.53%, 11/25/36(a)+	53,674
88,413	Merrill Lynch Mortgage Investors Trust, Series 06-FF1, Class A2A, 0.54%, 8/25/36(a)+	83,065
103,557	Park Place Securities, Inc., Series 04-MCW1, Class A1, 0.78%, 10/25/34(a)+	74,158
48,033	Residential Asset Mortgage Products, Inc., Series 06-RZ4, Class A1A, 0.55%, 10/25/36(a)+	44,546
14,447	Residential Asset Securities Corp., Series 06-KS8, Class A1, 0.53%, 10/25/36(a)+	14,228
38,731	Residential Asset Securities Corp., Series 06-KS9, Class AI1, 0.54%, 11/25/36(a)+	37,135
16,785	Saxon Asset Securities Trust, Series 06-3, Class A1, 0.53%, 10/25/46(a)+	15,951
32,657	SBI Heloc Trust, Series 06-A1, Class 1A2A, 0.64%, 8/25/36(a) (b)+	30,256
6,615	SLM Student Loan Trust, Series 05-5, Class A1, 3.54%, 1/25/18(a)+	6,599
1,000,000	SLM Student Loan Trust, Series 2008-9, Class A, 5.04%, 4/25/23(a)+	937,220
140,453	Soundview Home Equity Loan Trust, Series 06-EQ2, Class A1, 0.55%, 1/25/37(a)+	133,072
17,135	Wells Fargo Home Equity Trust, Series 06-3, Class A1, 0.52%, 1/25/37(a)+	16,487

Total Asset Backed Securities (Cost $8,506,586)		7,461,967
Collateralized Mortgage Obligations (6.5%):
100,000	Banc of America Commercial Mortgage, Inc., Series 2006-2, Class A4, 5.74%, 5/10/45(a)+	81,674
158,536	Banc of America Funding Corp., 6.13%, 1/20/47(a)+	85,214
41,942	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-9 Class 22A1, 4.79%, 11/25/34(a)+	31,579
175,514	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, 5.11%, 11/25/34(a)+	162,860

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Principal		Fair
Amount		Value
Collateralized Mortgage Obligations, continued
$50,271	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 22A1, 4.96%, 1/25/35(a)+	$37,861
371,231	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A2, 4.13%, 3/25/35(a)+	289,102
49,714	Bear Stearns Alt-A Trust, 5.50%, 9/25/35(a)+	23,121
108,622	Bear Stearns Mortgage Funding Trust, Series 07-AR1, Class 2A1, 0.54%, 2/25/37(a)+	83,927
101,954	Countrywide Home Loans, Series 2004-22, Class A3, 4.79%, 11/25/34(a)+	63,426
178,677	Countrywide Home Loans, Series 2004-HYB9, Class 1A1, 4.73%, 2/20/35(a)+	111,005
400,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.70%, 9/15/40(a)+	264,573
68,835	Fannie Mae, Series 06-118, Class A1, 0.53%, 12/25/36(a)+	60,496
112,975	First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1, 5.35%, 8/25/35(a)+	79,979
145,473	Freddie Mac, Series 3335, Class BF, 1.35%, 7/15/19(a)+	141,247
85,234	Freddie Mac, Series 3149, Class LF, 1.50%, 5/15/36(a)+	81,485
71,983	Greenpoint Mortgage Funding Trust, Series 06-AR8, Class 1A1A, 0.55%, 1/25/47(a)+	66,192
69,878	Greenpoint Mortgage Pass-Through Certificates, Series 2003-1, Class A1, 5.51%, 10/25/33(a)+	53,988
157,763	GS Mortgage Securities Corp. II, Series 2007-EOP Class A1, 1.97%, 3/6/20(a) (b)+	116,055
80,644	GSR Mortgage Loan Trust, Series 2005-AR7, Class 6A1, 5.25%, 11/25/35(a)+	59,996
24,614	Harborview Mortgage Loan Trust, Series 05-2, Class 2A1A, 0.80%, 5/19/35(a)+	11,464
107,425	Harborview Mortgage Loan Trust, Series 2005-4, Class 3A1, 5.14%, 7/19/35(a)+	58,381
62,323	Indymac Index Mortgage Loan Trust, Series 2004-AR5, Class B1, 5.06%, 12/25/34(a)+	42,732
19,320	Indymac Index Mortgage Loan Trust, Series 06-AR35, Class 2A2, 0.57%, 1/25/37(a)+	18,263
300,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.42%, 1/15/49+	212,090
100,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class A4, 5.88%, 2/15/51(a)+	71,115
121,976	JP Morgan Mortgage Trust, Series 2005-A1, Class 6T1, 5.02%, 2/25/35(a)+	91,514
12,171	LB-UBS Commercial Mortgage Trust, Series 02-C2, Class A2, 4.90%, 6/15/26(a)+	12,121
11,096	Lehman Brothers Commercial Mortgage Trust, Series 06-LLFA, Class A1, 1.28%, 9/15/21(a) (b)+	8,286
32,523	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A4, 3.79%, 11/21/34(a)+	31,562
216,045	Merrill Lynch Floating Trust, Series 06-1, Class A1, 1.27%, 6/15/22(a) (b)+	163,882
61,290	Merrill Lynch Mortgage Investors Trust, Series 2005-A10, Class A, 0.68%, 2/25/36(a)+	32,608
100,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.49%, 3/12/51+	68,848
26,445	MLCC Mortgage Investors, Inc., Series 2005-2, Class 3A, 1.34%, 10/25/35(a)+	19,636

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Principal		Fair
Amount		Value
Collateralized Mortgage Obligations, continued
$19,084	MLCC Mortgage Investors, Inc., Series 2005-3, Class 4A, 0.72%, 11/25/35(a)+	$13,671
900,000	Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A4, 5.88%, 6/11/49(a)+	666,786
56,581	Structured Asset Mortgage Investments, Inc., Series 2005-AR5, Class A2, 0.83%, 7/19/35(a)+	42,527
60,600	Thornburg Mortgage Securities Trust, Series 06-6, Class A1, 0.58%, 11/25/46(a)+	50,241
201,837	Thornburg Mortgage Securities Trust, Series 06-5, Class A1, 0.59%, 9/25/46(a)+	167,253
149,851	Wachovia Bank Commercial Mortgage Trust, 1.28%, 6/15/20(a) (b)+	106,006
274,465	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 1.29%, 9/15/21(a) (b)+	209,499
2,574	Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR11, Class A1B1, 0.76%, 8/25/45(a)+	2,533
69,549	Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR11, Class 2A, 4.63%, 9/25/46(a)+	37,857
213,547	Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR13, Class 2A, 4.63%, 10/25/46(a)+	116,291
73,795	Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR19, Class 1A1A, 2.99%, 1/25/47(a)+	37,587
118,418	Wells Fargo Mortgage Back Securities Trust, Series 2004-CC, Class A1, 4.96%, 1/25/35(a)+	91,792

Total Collateralized Mortgage Obligations (Cost $5,657,830)		4,278,325
Corporate Bonds (46.0%):
Automobiles (0.4%):

200,000	DaimlerChrysler NA Holding Corp., Series E, 2.35%, 3/13/09(a)+	199,900
100,000	DaimlerChrysler NA Holding Corp., 3.64%, 8/3/09(a)+	94,719

		294,619

Biotechnology (0.5%):

300,000	Amgen, Inc., 6.90%, 6/1/38+	342,548

Chemicals (0.1%):

100,000	Rohm & Haas Co., 6.00%, 9/15/17+	91,009

Commercial Banks (11.3%):

300,000	American Express Centurion Bank, 1.46%, 6/12/09(a)+	291,127
400,000	American Express Centurion Bank, 5.55%, 10/17/12+	379,978
100,000	ANZ National Bank, Ltd., 6.20%, 7/19/13(b)+	96,756
500,000	Banc of America Corp., 2.28%, 6/15/16(a)+	335,795
100,000	Bank of America Corp., 2.83%, 11/6/09(a)+	98,030
1,200,000	Bank of America Corp., 8.13%, 12/31/49+	863,146
100,000	Barclays Bank plc, 6.05%, 12/4/17(b)+	88,220
300,000	BNP Paribas, 5.19%, 6/29/49(b)+	170,186
900,000	Chase Manhattan Corp., 7.00%, 11/15/09+	909,508
100,000	Citigroup, Inc., 1.50%, 12/28/09(a)+	94,330
200,000	Citigroup, Inc., 2.39%, 5/18/10(a)+	184,741
300,000	Citigroup, Inc., 5.50%, 4/11/13+	292,105
200,000	Citigroup, Inc., 6.00%, 8/15/17+	199,082
100,000	Citigroup, Inc., 6.13%, 8/25/36+	89,579
100,000	Credit Agricole, 2.18%, 5/28/09(a) (b)+	99,719
100,000	DnB NOR Bank ASA, 4.89%, 10/13/09(a) (b)+	99,975
300,000	HBOS Treasury Services PLC, 4.59%, 7/17/09(a) (b)+	299,115

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Principal		Fair
Amount		Value
Corporate Bonds, continued
Commercial Banks, continued

$200,000	ICICI Bank, Ltd., 5.29%, 1/12/10(a) (b)+	$165,500
100,000	J.P. Morgan Chase & Co., 0.52%, 6/26/09(a)+	99,124
200,000	Key Bank NA, Series BKNT, 4.47%, 6/2/10(a) (b)+	192,892
200,000	KeyCorp, Series E, 4.28%, 11/22/10, MTN(a)+	194,585
500,000	Regions Bank, 7.50%, 5/15/18(b)+	429,716
1,000,000	SunTrust Bank, 2.28%, 5/21/12(a)+	912,190
100,000	UBS AG Stamford CT, 5.88%, 12/20/17+	91,864
300,000	Wachovia Bank NA, 1.54%, 3/23/09(a)+	297,991
100,000	Wachovia Corp., 2.25%, 12/1/09(a)+	96,867
100,000	Wachovia Corp., 2.35%, 6/1/10(a)+	94,346
300,000	Wells Fargo & Co., 5.63%, 12/11/17+	312,983

		7,479,450

Commercial Services & Supplies (1.0%):

100,000	The President & Fellows of Harvard College, 6.00%, 1/15/19(b)	107,903
500,000	The President & Fellows of Harvard College, 6.50%, 1/15/39(b)	544,850

		652,753

Computers & Peripherals (1.9%):

200,000	Dell, Inc., 5.65%, 4/15/18+	179,011
1,000,000	IBM Corp., 5.70%, 9/14/17+	1,069,115

		1,248,126

Diversified Consumer Services (10.9%):

100,000	Allstate Life Global Funding Trust, 1.54%, 3/23/09(a)+	99,169
100,000	Allstate Life Global Funding Trust, 5.38%, 4/30/13, MTN+	98,440
200,000	American Express Credit Co., 1.93%, 11/9/09(a)+	185,986
100,000	American Express Credit Co., Series C, 5.88%, 5/2/13+	95,997
100,000	American General Finance, 6.90%, 12/15/17, MTN+	43,277
200,000	American Honda Finance Corp., 2.25%, 3/9/09(a) (b)+	199,777
400,000	American Honda Finance Corp., 2.30%, 5/12/09(a) (b)+	398,450
200,000	American International Group, 5.85%, 1/16/18, MTN+	134,057
1,000,000	Appalachian Power Co., 6.60%, 5/1/09+	991,392
400,000	Bear Stearns Cos., Inc., 1.56%, 3/30/09(a)+	397,422
50,000	Bear Stearns Cos., Inc., 2.46%, 9/9/09(a)+	49,192
100,000	C10 Capital SPV, Ltd., 6.72%, 12/31/49(b)+	47,583
100,000	Caterpillar Financial Services Corp., 4.85%, 12/7/12, MTN+	94,879
100,000	CIT Group, Inc., 3.62%, 1/30/09(a)+	99,862
100,000	CIT Group, Inc., 2.30%, 6/8/09(a)+	97,617
100,000	CIT Group, Inc., 2.27%, 8/17/09(a)+	96,114
200,000	Citigroup Capital XXI, 8.30%, 12/21/57, Callable 12/21/37 @ 100+	154,247
30,000	Citigroup Funding, Inc., 0.47%, 4/23/09(a)+	29,652
1,200,000	Countrywide Home Loans, Inc., Series M, 4.13%, 9/15/09, MTN+	1,185,937
300,000	ENEL Finance International, 6.80%, 9/15/37+(b)	230,340
600,000	Ford Motor Credit Corp., 7.25%, 10/25/11+	438,305
200,000	General Electric Capital Corp., 4.57%, 1/20/10(a)+	191,105
100,000	General Electric Capital Corp., 2.45%, 5/10/10(a)+	94,199
300,000	General Electric Capital Corp., 2.22%, 8/15/11(a)+	263,070
50,000	General Electric Capital Corp., 3.24%, 5/5/26(a)+	26,342
300,000	General Electric Capital Corp., 6.38%, 11/15/67+	188,571
100,000	HSBC Finance Corp., 4.48%, 10/21/09(a)+	93,826
50,000	HSBC Finance Corp., 2.64%, 5/10/10(a)+	45,191

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Principal		Fair
Amount		Value
Corporate Bonds, continued
Diversified Consumer Services, continued

$400,000	International Lease Financial Corp., 2.37%, 5/24/10(a)+	$318,837
100,000	NGPL PipeCo LLC, 6.51%, 12/15/12(b)+	94,902
100,000	Santander, 6.67%, 10/29/49+(b)	63,604
450,000	SLM Corp., 3.68%, 7/27/09(a)+	424,169
100,000	SMFG Preferred Capital, 6.08%, 1/29/49(b)+	67,463
200,000	UBS Preferred Funding Trust V, 6.24%, 5/29/49+	109,225
100,000	Westfield Group, 5.70%, 10/1/16(b)+	66,796

		7,214,995

Diversified Financial Services (11.8%):

1,500,000	Associates Corp. NA, 7.00%, 2/10/09+	1,497,662
800,000	Citigroup, Inc., 8.45%, 4/29/49+	528,232
300,000	General Electric Capital Corp., 5.50%, 9/15/67+(c)	231,742
300,000	GMAC LLC, 6.88%, 8/28/12+	227,482
50,000	Goldman Sachs Group, Inc., 1.59%, 6/23/09(a)+	48,745
100,000	Goldman Sachs Group, Inc., 2.23%, 11/16/09(a)+	95,784
300,000	Goldman Sachs Group, Inc., 5.63%, 1/15/17+	257,723
300,000	Goldman Sachs Group, Inc., 5.95%, 1/18/18+	284,452
100,000	Goldman Sachs Group, Inc., 6.15%, 4/1/18+	96,096
40,000	J.P. Morgan Chase & Co., 6.00%, 1/15/18+	42,221
100,000	Lehman Brothers Holdings, 0.00%, 11/24/08(e)	9,000
100,000	Lehman Brothers Holdings, 0.00%, 4/3/09(e)	9,000
200,000	Lehman Brothers Holdings, 0.00%, 9/26/14(e)	19,000
50,000	Merrill Lynch & Co., 2.96%, 2/6/09(a)+	49,813
1,000,000	Merrill Lynch & Co., Series C, 4.02%, 5/20/09, MTN(a)+	987,308
100,000	Merrill Lynch & Co., 2.29%, 12/4/09(a)+	95,961
200,000	Merrill Lynch & Co., 6.88%, 4/25/18+	209,205
400,000	Morgan Stanley, 2.50%, 2/9/09(a)+	398,007
100,000	Morgan Stanley, 2.56%, 5/7/09(a)+	98,368
100,000	Morgan Stanley, Series F, 4.84%, 1/15/10(a)+	91,879
400,000	Morgan Stanley, 5.03%, 1/15/10(a)+	372,656
200,000	Morgan Stanley, Series F, 4.23%, 5/14/10, MTN(a)+	186,159
100,000	Transcapital Ltd., 8.70%, 8/7/18(b)+	64,395
400,000	Wachovia Corp., 5.75%, 2/1/18+	400,796
1,700,000	Wachovia Corp., 7.98%, 2/28/49+	1,449,080

		7,750,766

Food & Staples Retailing (0.3%):

200,000	Kraft Foods, Inc., 6.13%, 2/1/18+	195,979

Health Care Providers & Services (0.1%):

100,000	UnitedHealth Group, Inc., 4.88%, 2/15/13+	93,362

Industrial Conglomerate (0.6%):

400,000	Honeywell International, Inc., 2.06%, 3/13/09(a)+	399,356

Insurance (2.6%):

500,000	Marsh & McLennan Cos., Inc., 7.13%, 6/15/09	498,670
300,000	Met Life Global Funding, 2.19%, 5/17/10(a) (b)+	269,094
100,000	Monumental Global Funding II, 5.50%, 4/22/13(b)+	94,341
100,000	Principal Life Income Funding Trust, 5.55%, 4/27/15, MTN+	96,001
700,000	Sun Life Financial, Inc., 1.62%, 7/6/11(a) (b)+	677,501

		1,635,607

Media (0.4%):

100,000	Comcast Corp., 5.12%, 7/14/09(a)+	98,634
200,000	Time Warner, Inc., 5.88%, 11/15/16+	179,297

		277,931

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Principal		Fair
Amount		Value
Corporate Bonds, continued
Multiline Retail (0.9%):

$600,000	Home Depot, Inc. (The), 3.75%, 9/15/09+	$594,314

Oil, Gas & Consumable Fuels (2.5%):

600,000	Anadarko Petroleum Corp., 2.40%, 9/15/09(a)+	574,094
400,000	Gaz Capital SA, Series 2, 8.63%, 4/28/34, Puttable 4/28/14 @ 100+	320,000
200,000	Gazprom, 9.63%, 3/1/13+	182,000
40,000	Gazprom OAO, 10.50%, 10/21/09+	40,205
300,000	Kinder Morgan Energy Partners LP, 5.95%, 2/15/18+	256,039
300,000	Suncor Energy, Inc., 6.10%, 6/1/18+	258,523

		1,630,861

Pharmaceuticals (0.2%):

100,000	AstraZeneca PLC, 5.90%, 9/15/17+	106,273

Road & Rail (0.3%):

200,000	Union Pacific Corp., 5.70%, 8/15/18+	192,547

Tobacco (0.2%):

100,000	Philip Morris International, Inc., 6.38%, 5/16/38+	104,007

Total Corporate Bonds (Cost $33,288,640)		30,304,503

Yankee Dollars (1.2%):
Commercial Banks (0.5%):

100,000	Credit Agricole, 2.23%, 5/28/10(a) (b)+	98,812
100,000	HSBC Holdings PLC, 6.50%, 9/15/37+	101,558
100,000	National Australia Bank, Ltd., 2.20%, 9/11/09(a) (b)+	100,073

		300,443

Diversified Consumer Services (0.7%):

200,000	Deutsche Telekom International Finance BV, 1.68%, 3/23/09(a)+	198,227
100,000	Siemens Financieringsmaatschappij NV, 2.18%, 8/14/09(a) (b)+	100,089

200,000	Telefonica Emisiones Sau, 1.83%, 6/19/09(a)+	193,622

		491,938

Total Yankee Dollars (Cost $799,857)		792,381
Shares or
Principal		Fair
Amount		Value
Preferred Stocks (1.1%):
Commercial Banks (0.2%):

200	Wachovia Corp. Series L, Class A+	$150,000

Diversified Financial Services (0.9%):

1,800	American International Group+	15,300
300	Bank of America Corp., Series L+	195,000
34	DG Funding Trust(c)	341,063

		551,363

Total Preferred Stocks (Cost $812,345)		701,363

Municipal Bonds (2.7%):
Arizona (0.4%):

$300,000	Salt River Project Arizona Agriculture Improvement & Power District Electricity System Revenue, Series A, 5.00%, 1/1/37, Callable 1/1/16 @ 100+	283,191

California (0.3%):

200,000	Los Angeles California United School District, Series A-1, 4.50%, 7/1/23, Callable 7/1/17 @ 100+	183,546

Illinois (0.5%):

200,000	Chicago Illinois Transit Authority Sales & Transfer Tax Receipts Revenue, Series A, 6.90%, 12/1/40+	205,152
100,000	Chicago Illinois Transit Authority Sales & Transfer Tax Receipts Revenue, Series B, 6.90%, 12/1/40+	102,576

		307,728

Massachusetts (0.5%):

300,000	Massachusetts State, Series D, 5.50%, 11/1/14+	341,823

New York (1.0%):

800,000	New York City Municipal Water Finance Authority, Water & Sewer System Revenue, Series AA, 4.75%, 6/15/37, Callable 6/15/16 @ 100+	681,344

Total Municipal Bonds (Cost $1,861,841)		1,797,632

U.S. Government Agency Mortgages (122.3%):
Federal Home Loan Bank (4.6%)

$3,000,000	0.08%, 1/21/09(d)+	$3,000,000

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Principal		Fair
Amount		Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation (14.7%)

$690,714	1.43%, 2/15/19, Series 3346 FA(a)+	$663,496
644,383	6.00%, 9/1/27+	665,013
3,000,000	6.00%, 1/15/37, TBA	3,090,000
3,000,000	5.00%, 1/15/38, Pool #12713 TBA	3,065,625
404,607	6.00%, 3/1/38, Pool #A74291+	417,206
150,049	5.50%, 7/1/38, Pool #A79018+	153,736
847,263	5.50%, 7/1/38, Pool #A79021+	868,084
491,384	5.50%, 8/1/38, Pool #G04588+	503,459
194,053	6.00%, 8/1/38, Pool #A81114+	200,095
85,087	3.68%, 2/25/45(a)+	76,546

		9,703,260

Federal Home Loan Mortgage Corporation (6.8%)

4,400,000	5.50%, 1/15/38, Pool #27315 TBA	4,503,127

Federal National Mortgage Association (96.2%)

900,000	1.12%, 2/2/09(d)+	899,992
46,080	5.50%, 3/1/22, Pool #910081+	47,538
796,513	5.50%, 7/1/23, Pool #964571+	821,646
325,693	6.00%, 3/1/27+	335,837
257,630	6.00%, 5/1/27+	265,655
646,504	6.00%, 9/1/27+	666,640
630,719	6.00%, 10/1/27+	650,363
650,345	6.00%, 11/1/27+	670,600
500,000	6.50%, 1/1/35	519,219
22,900,000	5.50%, 1/15/37, TBA	23,472,500
385,847	6.50%, 10/1/37, Pool #947575+	401,199
8,900,000	6.00%, 1/15/38	9,161,438
949,699	5.50%, 6/1/38, Pool #889996+	974,615
24,000,000	5.00%, 1/13/39, Pool #19888 TBA	24,502,512

		63,389,754

Total U.S. Government Agency Mortgages (Cost $79,773,594)		80,596,141

U.S. Treasury Obligations (28.9%):
U.S. Treasury Bills (6.4%)

2,940,000	0.03%, 1/15/09(d)+	2,939,985
810,000	0.30%, 1/22/09(d)+	809,997
500,000	0.20%, 2/19/09(d)+	499,984

		4,249,966

U.S. Treasury Inflation Index Bond (10.4%)

3,800,000	2.38%, 1/15/25+	4,290,967
800,000	2.00%, 1/15/26+	822,265
1,800,000	1.75%, 1/15/28	1,719,208

		6,832,440

U.S. Treasury Inflation Index Notes (11.6%)

500,000	3.50%, 1/15/11	610,645
1,100,000	2.00%, 4/15/12	1,144,841
800,000	3.00%, 7/15/12	944,419
1,000,000	1.88%, 7/15/13	1,110,179
300,000	2.00%, 1/15/14	333,169
600,000	2.00%, 7/15/14	651,939
1,900,000	1.88%, 7/15/15	1,998,336
800,000	2.38%, 1/15/17	852,365

		7,645,893

U.S. Treasury Inflation Protected Bonds (0.5%)

300,000	0.88%, 4/15/10	322,329

Total U.S. Treasury Obligations (Cost $19,556,130)		19,050,628

Repurchase Agreements (11.1%):
2,400,000	J.P. Morgan Chase Bank, N.A., dated 12/31/08, 0.04%, due 1/2/09, proceeds $2,400,005; fully collateralized by FNMA, 3.85% 4/17/13, value at $2,400,024+	2,400,000
4,900,000	Barclays Capital, Inc., dated 12/31/08, 0.06%, due 1/5/09, fully proceeds $4,900,011; collateralized by FHLB, 4.50% 9/16/13, value at $4,972,419	4,900,000

Total Repurchase Agreements (Cost $7,300,000)		7,300,000

Purchased Call Options (1.4%):
600	Receive 3-Month USD-LIBOR Floating Rate Index, Strike @ 3.50 Exp. 2/2/09+	235,941
660	Receive 3-Month USD-LIBOR Floating Rate Index, Strike @ 3.15 Exp. 2/4/11+	$214,185
140	Receive 3-Month USD-LIBOR Floating Rate Index, Strike @ 3.45 Exp. 8/3/09+	46,978
590	Receive 3-Month USD-LIBOR Floating Rate Index, Strike @ 3.45 Exp. 8/5/16+	197,981

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Purchased Call Options, continued
770	Receive 3-Month USD-LIBOR Floating Rate Index, Strike @ 3.45 Exp. 8/3/09	$258,382
94	10 Year U.S. Treasury Future Option, Strike @ 83.00 Exp. 2/21/09	1,469
42	5 Year U.S. Treasury Future Option, Strike @ 86.50 Exp. 2/21/09	328

Total Purchased Call Options (Cost $304,160)		955,264

Put Options Purchased (0.1%):
100	Federal Home Loan Mortgage Corporation, 5.50%, Strike @ 73.00 Exp. 1/6/09(c)	0
340	Federal Home Loan Mortgage Corporation, 5.50%, Strike @ 75.25 Exp. 2/6/09(c)	0
300	Federal Home Loan Mortgage Corporation, 6.00%, Strike @ 68.00 Exp. 2/6/09(c)	0
300	Federal Home Loan Mortgage Corporation, 5.00%, Strike @ 71.25 Exp. 2/6/09(c)	0
850	Federal National Mortgage Association, 5.00%, Strike @ 47.00 Exp. 1/6/09(c)	0
1,200	Federal National Mortgage Association, 5.00%, Strike @ 51.00 Exp. 1/6/09(c)	0
900	Federal National Mortgage Association, 5.00%, Strike @ 65.00 Exp. 2/6/09(c)	0
900	Federal National Mortgage Association, 5.50%, Strike @ 55.00 Exp. 1/6/09(c)	0
20	Federal National Mortgage Association, 5.50%, Strike @ 60.00 Exp. 1/6/09(c)	0
400	Federal National Mortgage Association, 5.50%, Strike @ 64.00 Exp. 1/6/09(c)	0
2,200	Federal National Mortgage Association, 5.50%, Strike @ 65.00 Exp. 1/6/09(c)	0
200	Federal National Mortgage Association, 6.00%, Strike @ 80.25 Exp. 2/6/09(c)	0
390	Federal National Mortgage Association, 6.00%, Strike @ 68.00 Exp. 2/6/09(c)	0
200	Federal National Mortgage Association, 6.00%, Strike @ 80.50 Exp. 2/6/09(c)	0
100	September FNMA 5.00%, Strike @ 94.14 Exp. 2/16/09(c)	73,585

Total Put Options Purchased (Cost $39,334)		73,585

Investment Company (3.7%):
2,445,555	Dreyfus Treasury Prime Cash Management, 0.17%(d)	2,445,555

Total Investment Company (Cost $2,445,555)		2,445,555

Total Investment Securities (Cost $160,345,872)(f) — 236.3%		155,757,344
Net other assets (liabilities) — (136.3)%		(89,855,883)

Net Assets — 100.0%		$65,901,461

Percentages indicated are based on net assets as of December 31, 2008.

+	Investment securities are segregated as collateral. The aggregate fair value of these securities is $68,546,688.

FNMA—Federal National Mortgage Association

FSA—Insured by Federal Financial Security Assurance

LIBOR—Represents the London InterBank Offered Rate

LLC—Limited Liability Co.

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2008

LP—Limited Partnership

PLC—Public Liability Co.

TBA—To be announced, Represents 88.9% of the Fund’s net assets.

(a)	Variable rate security. The rate presented represents the rate in effect at December 31, 2008. The date presented represents the final maturity date.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The subadviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2008, these securities represent 1.0% of the net assets of the Fund.

(d)	The rate presented represents the effective yield at December 31, 2008.

(e)	Defaulted Bond. In connection with the Lehman Brothers Holdings, Inc. bankruptcy filing announcement on September 15, 2008, the Fund stopped accruing prospective interest amounts on that date.

(f)	Cost for federal income tax purposes is $160,761,638. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$8,705,670
Unrealized depreciation	(13,709,964)

Net unrealized depreciation	$(5,004,294)

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country	Percentage
United States	91.9%
United Kingdom	6.0%
European Community	1.3%
Ireland	0.3%
Netherlands	0.1%
France	0.1%
Australia	0.1%
Spain	0.1%
India	0.1%

100.0%

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2008

As of December 31, 2008 the Fund’s open foreign currency exchange contracts were as follows:

	Delivery	Contract		Appreciation/
Long Contracts	Date	Amount	Fair Value	(Depreciation)
Received 54,000 United Arab Emirates Dirham in exchange for U.S. Dollars	4/16/2009	$14,974	$14,645	$(329)
Received 510,284 Brazilian Real in exchange for U.S. Dollars	6/2/2009	268,218	208,487	(59,731)
Received 5,515,337 Chinese Renminbi in exchange for U.S. Dollars	7/15/2009	850,000	795,169	(54,831)
Received 1,274,552 Chinese Renminbi in exchange for U.S. Dollars	9/8/2009	183,977	183,515	(462)
Received 223,875 European Euro in exchange for U.S. Dollars	1/13/2009	301,531	310,968	9,437
Received 456,800,000 Indonesian Rupiah in exchange for U.S. Dollars	3/31/2009	43,397	40,786	(2,611)
Received 14,879,339 Indian Rupee in exchange for U.S. Dollars	4/9/2009	296,620	303,080	6,460
Received 4,894,000 Japanese Yen in exchange for U.S. Dollars	1/8/2009	51,282	54,010	2,728
Received 4,000 Kuwaiti Dinar in exchange for U.S. Dollars	4/16/2009	15,323	14,262	(1,061)
Received 644,019 Malaysian Ringgit in exchange for U.S. Dollars	2/12/2009	191,829	186,017	(5,812)
Received 247,570 Malaysian Ringgit in exchange for U.S. Dollars	4/14/2009	70,000	71,497	1,497
Received 7,256,090 Philippine Peso in exchange for U.S. Dollars	2/6/2009	157,430	152,162	(5,268)
Received 3,871,300 Philippine Peso in exchange for U.S. Dollars	5/6/2009	80,000	80,749	749
Received 3,521,000 Russian Ruble in exchange for U.S. Dollars	5/6/2009	146,224	102,232	(43,992)
Received 55,600 Saudi Arabian Riyal in exchange for U.S. Dollars	4/16/2009	15,029	14,811	(218)
Received 88,188 Singapore Dollars in exchange for U.S. Dollars	1/16/2009	60,000	61,198	1,198
Received 449,169 Singapore Dollars in exchange for U.S. Dollars	4/14/2009	306,212	311,468	5,256
Received 57,856 Singapore Dollars in exchange for U.S. Dollars	7/30/2009	40,000	40,118	118

				$(146,872)

	Delivery	Contract		Appreciation/
Short Contracts	Date	Amount	Fair Value	(Depreciation)
Delivered 54,000 United Arab Emirates Dirham in exchange for U.S. Dollars	4/16/2009	$14,615	$14,645	$(30)
Delivered 152,000 Australian Dollars in exchange for U.S. Dollars	1/22/2009	98,443	105,660	(7,217)
Delivered 368,146 Brazilian Real in exchange for U.S. Dollars	2/3/2009	152,621	155,953	(3,332)
Delivered 92,900 Brazilian Real in exchange for U.S. Dollars	6/2/2009	36,575	37,956	(1,381)
Delivered 4,269,962 Chinese Renminbi in exchange for U.S. Dollars	7/15/2009	603,936	615,618	(11,682)
Delivered 620,000 European Euro in exchange for U.S. Dollars	1/13/2009	783,084	861,194	(78,110)
Delivered 592,000 British Sterling Pounds in exchange for U.S. Dollars	1/13/2009	877,557	850,581	26,976
Delivered 456,800,000 Indonesian Rupiah in exchange for U.S. Dollars	3/31/2009	37,341	40,786	(3,445)
Delivered 14,879,339 Indian Rupee in exchange for U.S. Dollars	4/9/2009	289,704	303,080	(13,376)
Delivered 5,872,857 Japanese Yen in exchange for U.S. Dollars	1/8/2009	62,000	64,813	(2,813)
Delivered 4,000 Kuwaiti Dinar in exchange for U.S. Dollars	4/16/2009	14,000	14,262	(262)
Delivered 38,691 Malaysian Ringgit in exchange for U.S. Dollars	2/19/2009	10,800	11,174	(374)
Delivered 247,570 Malaysian Ringgit in exchange for U.S. Dollars	4/14/2009	67,347	71,497	(4,150)
Delivered 605,328 Malaysian Ringgit in exchange for U.S. Dollars	2/12/2009	167,769	174,842	(7,073)
Delivered 7,256,090 Philippine Peso in exchange for U.S. Dollars	2/6/2009	145,461	152,162	(6,701)
Delivered 3,871,300 Philippine Peso in exchange for U.S. Dollars	5/6/2009	76,690	80,749	(4,059)
Delivered 3,521,000 Russian Ruble in exchange for U.S. Dollars	5/6/2009	144,966	102,232	42,734
Delivered 55,600 Saudi Arabian Riyal in exchange for U.S. Dollars	4/16/2009	14,740	14,811	(71)
Delivered 88,188 Singapore Dollars in exchange for U.S. Dollars	1/16/2009	59,580	61,198	(1,618)
Delivered 449,169 Singapore Dollars in exchange for U.S. Dollars	4/14/2009	300,941	311,469	(10,528)
Delivered 57,856 Singapore Dollars in exchange for U.S. Dollars	7/30/2009	38,040	40,118	(2,078)

				$(88,590)

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2008

As of December 31, 2008 the Fund’s open future contracts were as follows:

Futures Contracts

				Unrealized
		Expiration	Number of	Appreciation/
Description	Type	Date	Contracts	(Depreciation)
Euro Eribor March Futures	Long	3/09	3	$31,678
Euro Eribor June Futures	Long	6/09	2	22,509
90-Day British Sterling Pound March Futures	Long	3/09	30	260,646
90-Day British Sterling Pound June Futures	Long	6/09	24	206,759
90-Day British Sterling Pound December Futures	Long	12/09	1	5,363
90-Day Eurodollar March Futures	Long	3/10	29	214,600
90-Day Eurodollar March Futures	Long	3/09	88	591,888
90-Day Eurodollar June Futures	Long	6/10	1	5,538
90-Day Eurodollar June Futures	Long	6/09	57	313,000
90-Day Eurodollar September Futures	Long	9/10	1	5,712
90-Day Eurodollar September Futures	Long	9/09	62	447,712
90-Day Eurodollar December Futures	Long	12/09	35	246,925
U.S. Treasury 5-Year Note March Futures	Long	3/09	42	(24,688)
U.S. Treasury 2-Year Note March Futures	Long	3/09	5	6,703
U.S. Treasury 10-Year Note March Futures	Long	3/09	91	234,656

				$2,569,001

Total Return Swaps at December 31, 2008:

					Unrealized
			Expiration	Notional	Appreciation/
Counterparty	Receive Total Return	Pay	Date	Amount	(Depreciation)
Merrill Lynch & Co., Inc.	Enhanced RAFI 1000 Total Return Index	1-month USD LIBOR plus 0.20%	10/15/09	$493,682	$1,528,959
Credit Suisse First Boston	Enhanced RAFI 1000 Total Return Index	1-month USD LIBOR plus 0.20%	10/15/09	207,618	796,055
Credit Suisse First Boston	Enhanced RAFI 1000 Total Return Index	1-month USD LIBOR plus 0.20%	3/13/09	71,293	449,586
Merrill Lynch & Co., Inc.	Enhanced RAFI 1000 Total Return Index	1-month USD LIBOR plus 0.23%	9/15/09	52,381	(1,722,400)

					$1,052,200

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Credit Default Swaps at December 31, 2008

Credit Default Swaps on Corporate and Sovereign Issues

							Unrealized	Implied
		Buy/Sell	(Pay)/Receive	Expiration	Notional	Market	(Depreciation)	Credit
Counterparty	Reference Entity	Protection(1)	Fixed Rate	Date	Amount(2)	Value	Appreciation/	Spread(3)

Citibank	General Electric Corp.	Sell	1.10%	6/20/10	$100,000	$(4,738)	$(4,708)	4.50%
Barclays Capital	General Electric Corp.	Sell	0.85	6/20/10	100,000	(5,088)	(5,064)	4.50%
BNP Paribas	General Electric Corp.	Sell	1.10	12/20/09	200,000	(6,550)	(6,451)	4.55%
Deutsche Bank Group	General Electric Corp.	Sell	1.02	6/20/10	100,000	(4,850)	(4,822)	4.50%
Goldman Sachs	General Motors Corp.	Sell	8.90	3/20/13	100,000	(73,411)	(73,114)	79.34%
Deutsche Bank Group	Berkshire Hathaway Finance Corp.	Sell	0.88	3/20/13	3,000,000	(264,675)	(263,795)	3.30%
Credit Suisse First Boston	Federal Republic of Panama	Sell	0.30	2/20/09	700,000	(2,048)	(2,048)	2.38%
Morgan Stanley	Government of Ukraine	Sell	0.61	2/20/09	400,000	(19,636)	(19,636)	36.42%
Barclays Capital	Federal Republic of Indonesia	Sell	0.37	3/20/09	700,000	(5,715)	(5,715)	4.13%
Morgan Stanley	Federal Republic of Peru	Sell	0.31	3/20/09	300,000	(524)	(258)	1.11%
Goldman Sachs	General Motors Corp.	Sell	9.05	3/20/13	100,000	(73,254)	(72,953)	79.34%
Goldman Sachs	General Motors Corp.	Sell	5.00	6/20/13	800,000	(622,608)	(479,275)	77.71%
Merrill Lynch	General Electric Corp.	Sell	1.08	12/20/09	200,000	(6,512)	(6,489)	4.55%

					$6,800,000	$(1,089,609)	$(944,328)

Credit Default Swaps on Credit Indices

							Unrealized
		Buy/Sell	(Pay)/Receive	Expiration	Notional	Market	Appreciation/
Counterparty	Reference Entity	Protection(1)	Fixed Rate	Date	Amount(2)	Value(4)	(Depreciation)

Deutsche Bank Group	CDX IG11 Future	Sell	1.50%	12/20/13	$200,000	$(3,994)	$567
Citibank	HY 8 Year 100 25-35% Future	Sell	2.14	6/20/12	500,000	(85,422)	(85,065)
Morgan Stanley	IG-9 10 Year Future	Buy	(0.80)	12/20/17	97,600	4,983	(3,850)
Deutsche Bank Group	IG9 5 Year 30-100% Future	Sell	0.71	12/20/12	388,914	2,151	2,243
Goldman Sachs	IG9 10 Year 30-100% Future	Sell	0.55	12/20/17	97,228	531	546

					$1,283,742	$(81,751)	$(85,559)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the related defaulted reference entities and take delivery of the reference entities or (ii) pay a net amount equal to the notional amount of the related defaulted reference entities less their recovery value. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the related defaulted reference entities and deliver the reference entities or (ii) receive a net amount equal to the notional amount of the related defaulted reference entities less their recovery value.

(2)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2008

spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	The market value of credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk for the credit derivative as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps at December 31, 2008

						Unrealized
	Floating Rate	(Pay)/Receive	Fixed	Expiration	Notional	Appreciation/
Counterparty	Index	Floating Rate	Rate	Date	Amount	(Depreciation)
Morgan Stanley	Brazil Cetip Interbank Deposit Rate	Pay	12.78%	1/4/10	$300,000	$(827)
Union Bank of Switzerland	Brazil Cetip Interbank Deposit Rate	Pay	12.41	1/4/10	200,000	821
Credit Suisse First Boston	6-Month GBP LIBOR	Pay	5.00	6/15/09	100,000	3,560
Barclays Capital	6-Month GBP LIBOR	Pay	6.00	3/20/09	300,000	(2,583)
Royal Bank of Scotland	6-Month GBP LIBOR	Receive	4.00	12/15/36	100,000	(37,565)
Merrill Lynch & Co.	Brazil Cetip Interbank Deposit Rate	Pay	12.95	1/4/10	100,000	8,413
Goldman Sachs Group	6-Month GBP LIBOR	Pay	5.00	6/15/09	600,000	20,855
Barclays Capital	6-Month GBP LIBOR	Pay	5.00	6/15/09	300,000	12,381
Barclays Capital	Brazil Cetip Interbank Deposit Rate	Pay	11.36	1/4/10	300,000	1,691
Goldman Sachs Group	Brazil Cetip Interbank Deposit Rate	Pay	11.47	1/4/10	100,000	1,734
Merrill Lynch & Co.	Brazil Cetip Interbank Deposit Rate	Pay	11.43	1/4/10	200,000	3,429
Royal Bank of Scotland	6-Month GBP LIBOR	Pay	6.00	3/20/09	200,000	(1,815)
Morgan Stanley	Brazil Cetip Interbank Deposit Rate	Pay	12.67	1/4/10	200,000	1,080
Union Bank of Switzerland	Brazil Cetip Interbank Deposit Rate	Pay	10.58	1/2/12	400,000	3,931
Merrill Lynch & Co.	Brazil Cetip Interbank Deposit Rate	Pay	11.98	1/2/12	400,000	1,095
Citibank	3-Month USD LIBOR	Receive	3.00	6/17/29	500,000	32,109
Barclays Capital	Brazil Cetip Interbank Deposit Rate	Pay	12.54	1/2/12	200,000	1,179
Union Bank of Switzerland	Brazil Cetip Interbank Deposit Rate	Pay	12.54	1/2/12	200,000	(53)
Merrill Lynch & Co.	Brazil Cetip Interbank Deposit Rate	Pay	12.54	1/2/12	400,000	1,980
Deutsche Bank AG	3-Month USD LIBOR	Receive	3.00	6/17/29	1,200,000	48,725
Union Bank of Switzerland	3-Month Australian Bank Bill Rate	Pay	7.50	3/15/10	100,000	3,218
Royal Bank of Scotland	3-Month USD LIBOR	Receive	3.00	6/17/29	300,000	7,686
Union Bank of Switzerland	3-Month Australian Bank Bill Rate	Pay	7.00	6/15/10	2,400,000	50,536
Merrill Lynch & Co.	3-Month USD LIBOR	Receive	5.00	12/17/38	800,000	(287,029)
Morgan Stanley	3-Month USD LIBOR	Receive	5.00	12/17/38	2,300,000	(1,095,673)
Merrill Lynch & Co.	3-Month USD LIBOR	Pay	4.00	6/17/11	800,000	18,258
Morgan Stanley	3-Month USD LIBOR	Receive	5.00	12/17/28	100,000	(32,689)
Deutsche Bank AG	6-Month GBP LIBOR	Receive	4.00	12/15/36	300,000	(133,838)
Royal Bank of Scotland	3-Month USD LIBOR	Pay	4.00	6/17/11	3,000,000	31,089
Deutsche Bank AG	3-Month USD LIBOR	Pay	4.00	6/17/11	100,000	1,385
Bank of America	3-Month USD LIBOR	Receive	5.00	12/17/28	200,000	(69,633)
Royal Bank of Scotland	3-Month USD LIBOR	Receive	5.00	12/17/28	100,000	(34,397)
Citibank North America	3-Month USD LIBOR	Receive	5.00	12/17/38	1,200,000	(565,473)
Union Bank of Switzerland	6-Month Australian Bank Bill Rate	Pay	7.50	3/15/11	700,000	31,060
Bank of America	3-Month USD LIBOR	Receive	5.00	12/17/38	500,000	(210,152)
Royal Bank of Scotland	3-Month USD LIBOR	Receive	5.00	12/17/38	5,000,000	(1,736,515)
HSBC Bank USA	6-Month GBP LIBOR	Pay	5.00	9/17/13	200,000	19,412
Goldman Sachs Group	6-Month GBP LIBOR	Pay	6.00	6/19/09	1,500,000	35,581
Goldman Sachs Group	6-Month GBP LIBOR	Receive	5.50	12/15/36	100,000	(40,909)
BNP Paribas	6-Month EUR LIBOR	Pay	4.50	3/18/14	200,000	18,678
Deutsche Bank AG	3-Month USD LIBOR	Receive	5.00	12/17/38	900,000	(418,511)
Royal Bank of Scotland	3-Month USD LIBOR	Pay	4.00	6/17/10	1,100,000	31,341
Barclays Capital	3-Month USD LIBOR	Pay	4.00	12/16/10	200,000	4,336
Royal Bank of Scotland	6-Month GBP LIBOR	Pay	5.25	3/18/14	100,000	14,001
Goldman Sachs Group	6-Month GBP LIBOR	Pay	5.25	3/18/14	100,000	13,943
Morgan Stanley	3-Month USD LIBOR	Pay	4.00	6/17/10	800,000	23,064

						$(4,221,091)

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Written options outstanding on December 31, 2008:

	Exercise	Expiration	Number of		Fair
Security Description	Price	Date	Contracts	Premium	Value
Put — IMM Eurodollar Time Deposit March Future	$98	3/17/09	(4)	$(1,115)	$(225)
Put — IMM Eurodollar Time Deposit March Future	98	3/17/09	(3)	(1,329)	(263)
Put — IMM Eurodollar Time Deposit March Future	99	3/17/09	(7)	(1,008)	(1,006)
Put — CBOT U.S. 5 Year Treasury Note February Future	118	2/21/09	(7)	(4,022)	(5,961)
Put — CBOT U.S. 10 Year Treasury Note March Future	124	2/21/09	(3)	(3,649)	(4,921)

				$(11,123)	$(12,376)

Written Swap Options outstanding on December 31, 2008:

		Pay/Receive	Exercise	Expiration	Number of		Fair
Description	Counterparty	Floating Index	Rate	Date	Contracts	Premium	Value
Call—OTC 7-Year Interest Rate Swap	Barclay’s Capital	Rec—3-month USD-LIBOR	4.60%	2/2/09	(100)	$(32,100)	$(143,912)
Call—OTC 7-Year Interest Rate Swap	Royal Bank of Scotland	Rec—3-month USD-LIBOR	4.25	2/4/16	(220)	(66,330)	(266,818)
Call—OTC 5-Year Interest Rate Swap	Barclay’s Capital	Rec—3-month USD-LIBOR	4.15	8/3/09	(60)	(15,060)	(52,563)
Call—OTC 7-Year Interest Rate Swap	Royal Bank of Scotland	Rec—3-month USD-LIBOR	4.40	8/5/16	(200)	(65,040)	(247,528)
Call—OTC 5-Year Interest Rate Swap	Merrill Lynch	Rec—3-month USD-LIBOR	4.40	8/3/09	(260)	(85,800)	(321,786)
Call—OTC 5-Year Interest Rate Swap	Barclay’s Capital	Pay--3-month USD LIBOR	2.75	5/22/09	(50)	(3,612)	(5,188)

						$(267,942)	$(1,037,795)

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL PIMCO
Fundamental
IndexPLUS
Total Return
Fund

Assets:
Investment securities, at cost	$153,045,872

Investment securities, at value	$148,457,344
Repurchase agreements, at value/cost	7,300,000
Cash	435
Segregated cash for collateral	613,000
Interest and dividends receivable	514,561
Foreign currency, at value (cost $708,668)	709,420
Unrealized appreciation on interest rate swaps	1,330,076
Unrealized appreciation on total return swaps	2,774,600
Unrealized appreciation on credit default swaps	3,356
Swap premiums paid	670,999
Receivable for capital shares issued	6,794
Receivable for investments sold	7,455,051
Unrealized appreciation for forward foreign currency contracts	97,153
Prepaid expenses	1,676

Total Assets	169,934,465

Liabilities:
Unrealized depreciation on forward foreign currency contracts	332,615
Unrealized depreciation on interest rate swaps	5,551,167
Unrealized depreciation on credit default swaps	1,033,243
Unrealized depreciation on total return swaps	1,722,400
Swap premiums received	1,147,103
Payable for investments purchased	92,929,838
Payable for capital shares redeemed	23,796
Written options (Premiums received $279,065)	1,050,171
Payable for variation margin on futures contracts	195,657
Manager fees payable	20,722
Administration fees payable	2,518
Distribution fees payable	12,598
Administrative compliance service fees payable	984
Other accrued liabilities	10,192

Total Liabilities	104,033,004

Net Assets	$65,901,461

Net Assets Consist of:
Capital	$73,931,112
Accumulated net investment income/(loss)	114,392
Accumulated net realized gains/(losses) from investment transactions	(919,297)
Net unrealized appreciation/(depreciation) on investments	(7,224,746)

Net Assets	$65,901,461

Shares of beneficial interest (unlimited number of shares authorized, no par value)	10,903,208
Net Asset Value (offering and redemption price per share)	$6.04

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL PIMCO
Fundamental
IndexPLUS
Total Return
Fund

Investment Income:
Interest	$4,456,741
Dividends	43,019
Income from securities lending	7,018

Total Investment Income	4,506,778

Expenses:
Manager fees	561,138
Administration fees	33,513
Distribution fees	187,046
Accounting agent fees	38,382
Custodian fees	59,605
Administrative and compliance service fees	3,232
Trustees’ fees	6,446
Professional fees	11,330
Shareholder reports	3,948
Interest expense	1,281
Interest expense on cash overdraft	10,103
Other expenses	4,649

Total expenses before reductions	920,673
Less expenses waived/reimbursed by the Manager	(11,468)

Net expenses	909,205

Net Investment Income/(Loss)	3,597,573

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	2,065,213
Net realized gains/(losses) on swap agreements	(38,672,880)
Net realized gains/(losses) on futures transactions	2,360,881
Net realized gains/(losses) on options transactions	378,193
Change in unrealized appreciation/(depreciation) on investments	(9,190,624)

Net Realized/Unrealized Gains/(Losses) on Investments	(43,059,217)

Change in Net Assets Resulting From Operations	$(39,461,644)

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL PIMCO Fundamental
	IndexPLUS
	Total Return Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

Change in Net Assets:
Operations:
Net investment income/(loss)	$3,597,573	$2,921,477
Net realized gains/(losses) on investment transactions	(33,868,593)	(1,371,189)
Change in unrealized appreciation/(depreciation) on investments	(9,190,624)	2,616,446

Change in net assets resulting from operations	(39,461,644)	4,166,734

Dividends to Shareholders:
From net investment income	—	(3,960,871)
From net realized gains on investments	—	(85,741)
From return of capital	—	(1,820,819)

Change in net assets resulting from dividends to shareholders	—	(5,867,431)

Capital Transactions:
Proceeds from shares issued	64,955,649	22,875,724
Proceeds from dividends reinvested	—	5,867,431
Value of shares redeemed	(35,790,186)	(16,967,439)

Change in net assets resulting from capital transactions	29,165,463	11,775,716

Change in net assets	(10,296,181)	10,075,019
Net Assets:
Beginning of period	76,197,642	66,122,623

End of period	$65,901,461	$76,197,642

Accumulated net investment income/(loss)	$114,392	$(545,969)

Share Transactions:
Shares issued	7,812,200	2,121,140
Dividends reinvested	—	570,889
Shares redeemed	(4,361,729)	(1,585,502)

Change in shares	3,450,471	1,106,527

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended		May 1, 2006 to
	December 31,		December 31,
	2008	2007	2006(a)

Net Asset Value, Beginning of Period	$10.22	$10.42	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.35	0.41	0.23
Net Realized and Unrealized Gains/(Losses) on Investments	(4.53)	0.25	0.96

Total from Investment Activities	(4.18)	0.66	1.19

Dividends to Shareholders From:
Net Investment Income	—	(0.61)	(0.23)
Return of Capital	—	(0.24)	—
Net Realized Gains	—	(0.01)	(0.54)

Total Dividends	—	(0.86)	(0.77)

Net Asset Value, End of Period	$6.04	$10.22	$10.42

Total Return(b) (c)	(40.86)%	6.66%	11.97%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$65,901	$76,198	$66,123
Net Investment Income/(Loss)(d)	4.82%	4.13%	4.07%
Expenses Before Reductions(e) (d)	1.23%	1.21%	1.19%
Expenses Net of Reductions(d)	1.22%	1.19%	1.19%
Portfolio Turnover Rate(c)	382.93%	138.38%	7.35%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL PIMCO Fundamental IndexPLUS Total Return Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Notes to the Financial Statements, continued
December 31, 2008

and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

In September 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161”. FAS 133-1 and FIN 45-4 is effective for fiscal years and interim periods ending after November 15, 2008. FAS 133-1 and FIN 45-4 require enhanced disclosures by sellers of credit derivatives and certain guarantees, including the nature of these derivatives, approximate terms, reasons for entering into these instruments, and status of payment/performance risk. All disclosures required by this FASB Staff Position have been included in the Credit Default Swap tables in the Schedule of Portfolio Investments and in the Swap Agreements section of this Note 2 to the Financial Statements.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Notes to the Financial Statements, continued
December 31, 2008

recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Mortgage Dollar Roll Transactions

The Fund may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Fund sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fund will not be entitled to receive any interest or principal paid on the securities sold. The Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Fund may also be compensated by receipt of a commitment fee.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the investment at a specified time and price, and may be considered a form of borrowing for some purposes. At the time the Fund enters into a Reverse Repurchase Agreement, it will segregate assets such as U.S. government securities or other liquid high-grade debt securities consistent with the Fund’s investment restrictions having a value equal to the Fund’s obligation.

Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act and, therefore, a form of leverage. The Fund may experience a negative impact on their net asset value if interest rates rise during the term of a reverse

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Notes to the Financial Statements, continued
December 31, 2008

repurchase agreement. The Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund’s liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction.

The Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Fund may borrow money from banks for any purpose on a secured basis in an amount up to 33- 1/3% of the Fund’s total assets. The Fund may also borrow money for temporary administrative purposes on an unsecured basis in an amount not to exceed 5% of the Fund’s total assets.

As of December 31, 2008 there we no open reverse repurchase agreements. Fees associated with reverse repurchase agreements are found on the Statement of Operations as “Interest Expense.”

Repurchase Agreements

Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which a Sub adviser deems creditworthy, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligations or become insolvent, the Fund holding the obligation would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that the Fund would be entitled, as against the claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees believes that, under the regular procedures normally in effect for the custody of a Fund’s securities subject to repurchase agreements, and under federal laws, a court of competent jurisdiction would rule in favor of the Fund if presented with the question. Securities subject to repurchase agreements will be held by the Fund’s Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the“lender”) that acts as an agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Notes to the Financial Statements, continued
December 31, 2008

Options Contracts

The Fund may write call and put options on instruments in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium as an investment that is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Transactions in options written during the year ended December 31, 2008, were as follows:

	Number of	Premiums
Options Transactions	Contracts	Received
Options outstanding at December 31, 2007	(1,380)	$(167,340)
Options written	(1,333)	(502,907)
Options exercised	2	837
Options bought back	1,590	209,493
Options expired	207	180,852

Options outstanding at December 31, 2008	(914)	$(279,065)

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to market, interest rate and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements. In connection with these arrangements, securities may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default or bankruptcy by the counterparty.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit default swap (CDS) agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified amount in the event of a default by a third party reference entity. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. As a seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. When entering into or closing a CDS position, a cash flow to account for market premiums or discounts (as compared to par value) is exchanged. The seller typically receives a pre-determined periodic payment from the other party in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the notional amount of the referenced debt obligation to the counterparty in exchange for the defaulted obligation, or the seller would be required to pay a net settlement amount to the counterparty equal to the notional amount of the referenced debt obligation less the recovery value of the defaulted obligation. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Notes to the Financial Statements, continued
December 31, 2008

determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specified referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund used credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve on party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms, including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds. Purchasing credit default swaps on indices is less expensive than buying many credit default swaps to hedge a portfolio. Credit default swaps on indices protect investors owning bonds against default and can also be used to speculate on changes in credit quality.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded as realized gains or losses in the Statement of Operations.

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties to perform. The notional amounts reflect the extent of the total investment exposure each Fund has under the swap agreement. A Fund bears the risk of loss of the amount expected to be received under a swap agreement (i.e., any unrealized appreciation) in the event of the default or bankruptcy of swap agreement counterparty. The notional amount and related unrealized appreciation (depreciation) of each swap agreement at period end is disclosed in the swap tables in the Schedule of Portfolio Investments.

The Fund is party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, such as over-the-counter swap contracts, entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election by the counterparty to early terminate may impact the amounts reported in the financial statements. As of December 31, 2008 the Fund has met the conditions under such agreements that give the counterparty the right to call for an early termination. To date the counterparty has not invoked these early termination provisions.

Short Sales

The Fund may engage in short sales. In a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The Fund may also incur dividend expense if a security that has been sold short declares a dividend. The Fund is

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Notes to the Financial Statements, continued
December 31, 2008

exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received. Short sales involve elements of market risk and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. This risk is potentially unlimited, as a Fund that sells a security short without hedging will be exposed to any market value increase in the security sold short.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an affiliated money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to an amended and restated subadvisory agreement between the Manager and Pacific Investment Management Company LLC (“PIMCO”), PIMCO provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Notes to the Financial Statements, continued
December 31, 2008

assets of the Fund. Expenses incurred are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.20%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL PIMCO Fundamental IndexPLUS Total Return Fund	0.75%	1.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

	Expires	Expires
	12/31/2010	12/31/2011
AZL PIMCO Fundamental IndexPLUS Total Return Fund	$9,903	$11,468

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $3,187 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Notes to the Financial Statements, continued
December 31, 2008

and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

		Securities
	Investment	Sold Short and	Other Financial
Valuation Inputs	Securities	Written Options	Instruments*
Level 1 — Quoted Prices	$1,457,652	$(12,376)	$2,569,001
Level 2 — Other Significant Observable Inputs	152,949,692	(1,037,795)	(4,434,240)
Level 3 — Significant Unobservable Inputs	—	—	—

Total	$154,407,344	$(1,050,171)	$(1,865,239)

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements, but excluding written options. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL PIMCO Fundamental IndexPLUS Total Return Fund	$248,480,095	$243,615,299

For the period ended December 31, 2008, purchases and sales on long-term U.S. Government Securities were as follows:

	Purchases	Sales
AZL PIMCO Fundamental IndexPLUS Total Return Fund	$223,672,885	$224,987,987

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Notes to the Financial Statements, continued
December 31, 2008

illiquid. At December 31, 2008, the Fund held restricted securities representing 1.0% of net assets all of which have been deemed illiquid. The restricted illiquid securities held as of December 31, 2008 are identified below:

	Acquisition	Acquisition	Shares or	Fair
Security	Date	Cost	Contracts	Value
Preferred Stock:
DG Funding Trust	10/11/06	$361,688	34	$341,063
Purchased Options:
1-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index Strike @ 3.45, Exp. 8/3/09	4/15/08	86,240	770	258,382
Federal Home Loan Mortgage Corporation, 5.50%, Strike @ 73.00, Exp. 1/6/09	10/8/08	115	100	0
Federal Home Loan Mortgage Corporation, 5.50%, Strike @ 75.25, Exp. 2/6/09	12/8/08	398	340	0
Federal Home Loan Mortgage Corporation, 6.00%, Strike @ 68.00, Exp. 2/6/09	12/2/08	352	300	0
Federal Home Loan Mortgage Corporation, 5.00%, Strike @ 71.25, Exp. 2/6/09	12/8/08	352	300	0
Federal National Mortgage Association, 5.00%, Strike @ 47.00, Exp. 1/6/09	11/20/08	996	850	0
Federal National Mortgage Association, 5.00%, Strike @ 51.00, Exp. 1/6/09	11/21/08	1,406	1,200	0
Federal National Mortgage Association, 5.00%, Strike @ 65.00, Exp. 2/6/09	12/2/08	1,055	900	0
Federal National Mortgage Association, 5.50%, Strike @ 55.00, Exp. 1/6/09	10/27/08	1,055	900	0
Federal National Mortgage Association, 5.50%, Strike @ 60.00, Exp. 1/6/09	10/10/08	23	20	0
Federal National Mortgage Association, 5.50%, Strike @ 64.00, Exp. 1/6/09	10/24/08	469	400	0
Federal National Mortgage Association, 5.50%, Strike @ 65.00, Exp. 1/6/09	10/16/08	6,875	2,200	0
Federal National Mortgage Association, 6.00%, Strike @ 80.25, Exp. 2/6/09	12/8/08	234	200	0
Federal National Mortgage Association, 6.00%, Strike @ 68.00, Exp. 2/6/09	12/2/08	457	390	0
Federal National Mortgage Association, 6.00%, Strike@ 80.50, Exp. 2/6/09	12/8/08	234	200	0
September FNMA, 5.00%, Strike @94.14, Exp. 2/16/09	8/21/08	25,313	100	73,585

7. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL PIMCO Fundamental IndexPLUS Total Return Fund
Notes to the Financial Statements, continued
December 31, 2008

generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $68,496 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

		Net
	Ordinary	Long-Term	Return of	Total
	Income	Capital Gains	Capital	Distributions(a)
AZL PIMCO Fundamental IndexPLUS Total Return Fund	$1,865,282	$2,181,330	$1,820,819	$5,867,431

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Total
	Undistributed		Accumulated		Accumulated
	Long Term	Accumulated	Capital and	Unrealized	Earnings
	Capital Gains	Earnings	Other Losses	Depreciation(b)	(Deficit)
AZL PIMCO Fundamental IndexPLUS Total Return Fund	$1,536,922	$1,536,922	$(68,496)	$(9,498,077)	$(8,029,651)

(b)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL PIMCO Fundamental IndexPLUS Total Return Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1208 2/09

AZL® S&P 500 Index Fund
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® S&P 500 Index Fund
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL® S&P 500 Index Fund and The Dreyfus Corporation serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
For the 12-month period ended December 31, 2008, the AZL® S&P 500 Index Fund (Class 2 Shares) returned –37.62%. That compared to a –37.00% total return for its benchmark, the S&P 500® Index1.
The Fund attempts to replicate the performance of the S&P 500® Index of large-cap U.S. stocks. The U.S. stock market suffered its worst year since the Great Depression, as troubles in the U.S. housing market developed into a global credit crisis and a global recession. Every sector of the S&P 500® Index finished the year with a loss, despite a modest rebound in the last six weeks of the period that was driven by developments in government policies. The index outperformed many international indices. It trailed smaller-cap U.S. indices, however, largely due to its exposure to the country’s major financial firms.
Financial stocks in the benchmark fell 56.95% for the period, as several key index holdings were sold at low prices or forced to accept government loans. The sector was the period’s worst performer, and led the rest of the market down as the credit crisis worsened. The index’s best-performing sector was consumer staples, which posted a –17.66% return. Prices for crude oil and other commodities rose to record levels before plummeting, which took the energy and materials sectors from large gains to losses. The technology sector also suffered huge losses, as the global slowdown reduced business and consumer spending.
Positive returns were largely limited to certain stocks in the consumer discretionary, consumer staples, utilities and health care sectors—specifically in the biotechnology industry—and other shares of other firms that were not affected by the credit crunch, the spending slowdown or the fall in commodity prices.
The Fund slightly underperformed the benchmark primarily due to the effects of expenses. A run of redemptions, primarily during the worst of the market turmoil, also weighed on relative returns.

Past performance does not guarantee future results.

1	The Standard & Poor’s 500® Index (“S&P 500® Index”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® S&P 500 Index Fund Review
Fund Objective
The Fund’s investment objective is to seek to match the total return of the Standard & Poor’s 500® Index (“S&P 500® Index”). This objective may be changed by the Trustees of the Fund without shareholder approval. To pursue its goal the Fund’s Subadviser normally invests in all 500 stocks in the S&P 500® Index in proportion to their weighting in the index.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Returns as of December 31, 2008

	Inception		Since
	Date	1 Year	Inception

AZL® S&P 500 Index Fund (Class 1 Shares)	5/14/07	-37.46%	-25.66%
AZL® S&P 500 Index Fund (Class 2 Shares)	5/01/07	-37.62%	-24.71%
S&P 500® Index	5/01/07	-37.00%	-24.19%

Expense Ratio
Gross (Class 1 Shares)	0.48%
Gross (Class 2 Shares)	0.73%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, of Class 1 Shares to 0.24% and Class 2 Shares to 0.49% through April 30, 2010. Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Standard & Poor’s 500® Index (“S&P 500® Index”), an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL S&P 500 Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL S&P 500 Index Fund
Class 1	$1,000.00	$711.30	$1.12	0.26%
Class 2	$1,000.00	$710.30	$2.19	0.51%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL S&P 500 Index Fund
Class 1	$1,000.00	$1,023.83	$1.32	0.26%
Class 2	$1,000.00	$1,022.57	$2.59	0.51%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL S&P 500 Index Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Aerospace & Defense	2.7%
Air Freight & Logistics	1.1
Airline	0.1
Auto Components	0.2
Automobiles	0.1
Beverages	2.5
Biotechnology	2.1
Building Products	0.1
Capital Markets	1.9
Chemicals	1.7
Commercial Banks	3.4
Commercial Services & Supplies	0.6
Communications Equipment	2.4
Computers & Peripherals	4.0
Construction & Engineering	0.2
Construction Materials	0.1
Consumer Finance	0.3
Containers & Packaging	0.2
Distributors	0.1
Diversified Consumer Services	0.2
Diversified Financial Services	3.5
Diversified Telecommunication Services	3.5
Electric Utilities	2.4
Electrical Equipment	0.5
Electronic Equipment & Instruments	0.3
Energy Equipment & Services	1.3
Food & Staples Retailing	3.2
Food Products	1.7
Gas Utilities	0.2
Health Care Equipment & Supplies	2.1
Health Care Providers & Services	1.8
Health Care Technology	0.0
Hotels, Restaurants & Leisure	1.4
Household Durables	0.3
Household Products	3.1
Independent Power Producers & Energy Traders	0.1
Industrial Conglomerates	2.7
Insurance	2.6
Internet & Catalog Retail	0.2
Internet Software & Services	1.4
IT Services	1.0
Leisure Equipment & Products	0.1
Life Sciences Tools & Services	0.3
Machinery	1.6
Media	2.5
Metals & Mining	0.7
Multi-Utilities	1.4
Multiline Retail	0.7

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

Percent of
Investments	net assets*
Office Electronics	0.1%
Oil, Gas & Consumable Fuels	11.4
Paper & Forest Products	0.2
Personal Products	0.2
Pharmaceuticals	7.9
Real Estate Investment Trusts (REITs)	0.9
Real Estate Management & Development	0.0
Road & Rail	1.0
Semiconductors & Semiconductor Equipment	2.1
Software	3.6
Specialty Retail	1.7
Textiles, Apparel & Luxury Goods	0.4
Thrifts & Mortgage Finance	0.2
Tobacco	1.8
Trading Companies & Distributors	0.1
Wireless Telecommunication Services	0.2
U.S. Treasury Obligations	0.4
Investment Company	3.0

99.8%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks (96.4%):
Aerospace & Defense (2.7%):

23,051	Boeing Co. (The)	$983,586
12,256	General Dynamics Corp.	705,823
3,844	Goodrich Corp.	142,305
22,837	Honeywell International, Inc.	749,739
3,743	L-3 Communications Holdings, Inc.	276,158
10,472	Lockheed Martin Corp.	880,486
10,270	Northrop Grumman Corp.	462,561
4,370	Precision Castparts Corp.	259,927
13,017	Raytheon Co.	664,388
4,954	Rockwell Collins, Inc.	193,652
29,917	United Technologies Corp.	1,603,551

		6,922,176

Air Freight & Logistics (1.1%):

5,306	C.H. Robinson Worldwide, Inc.	291,989
6,641	Expeditors International of Washington, Inc.	220,946
9,783	FedEx Corp.	627,580
31,320	United Parcel Service, Inc., Class B	1,727,611

		2,868,126

Airline (0.1%):

23,151	Southwest Airlines Co.	199,562

Auto Components (0.2%):

8,672	Goodyear Tire & Rubber Co.*	51,772
18,646	Johnson Controls, Inc.	338,611

		390,383

Automobiles (0.1%):

74,704	Ford Motor Co.*	171,072
20,339	General Motors Corp.	65,085
7,259	Harley-Davidson, Inc.	123,185

		359,342

Beverages (2.5%):

3,065	Brown-Forman Corp., Class B	157,817
62,637	Coca-Cola Co.	2,835,577
9,887	Coca-Cola Enterprises, Inc.	118,941
6,053	Constellation Brands, Inc.*	95,456
7,916	Dr. Pepper Snapple Group, Inc.*	128,635
4,663	Molson Coors Brewing Co.	228,114
4,201	Pepsi Bottling Group, Inc. (The)	94,564
48,894	PepsiCo, Inc.	2,677,924

		6,337,028

Biotechnology (2.1%):

33,349	Amgen, Inc.*	1,925,905
9,163	Biogen, Inc.*	436,434
14,409	Celgene Corp.*	796,529
2,140	Cephalon, Inc.*	164,865
8,502	Genzyme Corp.*	564,278
28,949	Gilead Sciences, Inc.*	1,480,452

		5,368,463

Building Products (0.1%):

4,034	Fastenal Co.	140,585
11,222	Masco Corp.	124,901

		265,486

Capital Markets (1.9%):

6,766	Ameriprise Financial, Inc.	158,054
29,391	Charles Schwab Corp.	475,252
11,750	E*TRADE Financial Corp.*	13,512
3,181	Federated Investors, Inc.	53,950
4,745	Franklin Resources, Inc.	302,636
13,912	Goldman Sachs Group, Inc.	1,174,034
12,036	Invesco, Ltd.	173,800
4,920	Janus Capital Group, Inc.	39,508
4,413	Legg Mason, Inc.	96,689
56,696	Merrill Lynch & Co., Inc.	659,941
33,367	Morgan Stanley	535,207
7,000	Northern Trust Corp.	364,980
13,571	State Street Corp.	533,747
8,101	T. Rowe Price Group, Inc.	287,099

		4,868,409

Chemicals (1.7%):

6,575	Air Products & Chemicals, Inc.	330,525
1,895	CF Industries Holdings, Inc.	93,158
29,016	Dow Chemical Co. (The)	437,851
28,371	E.I. du Pont de Nemours & Co.	717,786
2,594	Eastman Chemical Co.	82,256
5,244	Ecolab, Inc.	184,327
2,624	International Flavor & Fragrances, Inc.	77,985
17,239	Monsanto Co.	1,212,764
5,142	PPG Industries, Inc.	218,175
9,692	Praxair, Inc.	575,317
3,915	Rohm & Haas Co.	241,908
3,919	Sigma Aldrich Corp.	165,539

		4,337,591

Commercial Banks (3.4%):

36,099	Bank of New York Mellon Corp.	1,022,685
17,355	BB&T Corp.	476,568
4,677	Comerica, Inc.	92,838
18,035	Fifth Third Bancorp	148,969
7,338	First Horizon National Corp.	77,563
12,198	Huntington Bancshares, Inc.	93,437
15,440	KeyCorp	131,549
2,409	M&T Bank Corp.	138,301
8,105	Marshall & Ilsley Corp.	110,552
59,322	National City Corp.	107,373

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Commercial Banks, continued

11,127	PNC Financial Services Group,Inc.	$545,223
21,638	Regions Financial Corp.	172,238
11,111	SunTrust Banks, Inc.	328,219
55,210	U.S. Bancorp	1,380,802
76,574	Wachovia Corp.	424,220
117,629	Wells Fargo & Co.	3,467,703
3,843	Zions Bancorp	94,192

		8,812,432

Commercial Services & Supplies (0.6%):

3,309	Avery Dennison Corp.	108,304
4,085	Cintas Corp.	94,894
3,931	Equifax, Inc.	104,250
4,425	Monster Worldwide, Inc.*	53,498
6,443	Pitney Bowes, Inc.	164,168
7,312	R.R. Donnelley & Sons Co.	99,297
10,060	Republic Services, Inc., Class A	249,387
4,825	Robert Half International, Inc.	100,456
2,671	Stericycle, Inc.*	139,106
15,413	Waste Management, Inc.	510,787

		1,624,147

Communications Equipment (2.4%):

3,068	Ciena Corp.*	20,556
184,332	Cisco Systems, Inc.*	3,004,612
48,818	Corning, Inc.	465,235
4,206	Harris Corp.	160,038
7,412	JDS Uniphase Corp.*	27,054
16,558	Juniper Networks, Inc.*	289,931
71,084	Motorola, Inc.	314,902
52,104	QUALCOMM, Inc.	1,866,886
14,273	Tellabs, Inc.*	58,805

		6,208,019

Computers & Peripherals (4.0%):

27,983	Apple, Inc.*	2,388,349
54,385	Dell, Inc.*	556,903
64,157	EMC Corp.*	671,724
77,101	Hewlett-Packard Co.	2,797,995
42,297	International Business Machines Corp.	3,559,716
2,616	Lexmark International, Inc.*	70,370
10,307	NetApp, Inc.*	143,989
4,589	QLogic Corp.*	61,676
7,542	SanDisk Corp.*	72,403

		10,323,125

Construction & Engineering (0.2%):

4,470	Centex Corp.	47,561
5,689	Fluor Corp.	255,266
3,844	Jacobs Engineering Group, Inc.*	184,896
7,128	Pulte Homes, Inc.	77,909

		565,632

Construction Materials (0.1%):

3,451	Vulcan Materials Co.	240,121

Consumer Finance (0.3%):

36,463	American Express Co.	676,389
14,577	SLM Corp.*	129,735

		806,124

Containers & Packaging (0.2%):

2,949	Ball Corp.	122,649
3,322	Bemis Co., Inc.	78,665
5,188	Owens-Illinois, Inc.*	141,788
4,088	Pactiv Corp.*	101,709
5,265	Sealed Air Corp.	78,659

		523,470

Distributors (0.1%):

4,988	Genuine Parts Co.	188,846

Diversified Consumer Services (0.2%):

3,340	Apollo Group, Inc., Class A*	255,911
10,620	H&R Block, Inc.	241,286

		497,197

Diversified Financial Services (3.5%):

7,004	American Capital, Ltd.	22,693
152,522	Bank of America Corp.	2,147,510
12,295	Capital One Financial Corp.	392,088
8,897	CIT Group, Inc.	40,392
171,454	Citigroup, Inc.	1,150,456
2,104	CME Group, Inc.	437,863
14,979	Discover Financial Services	142,750
7,911	HCP, Inc.	219,689
2,260	Intercontinental Exchange, Inc.*	186,314
117,512	JP Morgan Chase & Co.	3,705,153
5,509	Leucadia National Corp.*	109,078
6,056	Moody’s Corp.	121,665
4,236	NASDAQ Stock Market, Inc.*	104,672
8,299	NYSE Euronext	227,227

		9,007,550

Diversified Telecommunication Services (3.5%):

185,558	AT&T, Inc.	5,288,403
3,338	CenturyTel, Inc.	91,228
4,442	Embarq Corp.	159,734
11,103	Frontier Communications Corp.	97,040
45,788	Qwest Communications	166,668
	International, Inc.

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Diversified Telecommunication Services, continued

89,424	Verizon Communications, Inc.	$3,031,474
13,702	Windstream Corp.	126,058

		8,960,605

Electric Utilities (2.4%):

5,287	Allegheny Energy, Inc.	179,018
12,672	American Electric Power Co., Inc.	421,724
39,768	Duke Energy Corp.	596,918
15,797	Dynegy, Inc.*	31,594
10,222	Edison International	328,330
5,948	Entergy Corp.	494,457
20,699	Exelon Corp.	1,151,071
9,575	FirstEnergy Corp.	465,153
12,848	FPL Group, Inc.	646,640
6,739	Pepco Holdings, Inc.	119,685
3,137	Pinnacle West Capital Corp.	100,792
11,771	PPL Corp.	361,252
8,255	Progress Energy, Inc.	328,962
24,362	Southern Co.	901,394
3,653	Wisconsin Energy Corp.	153,353

		6,280,343

Electrical Equipment (0.5%):

5,416	Cooper Industries, Ltd., Class A	158,310
24,125	Emerson Electric Co.	883,216
4,417	Rockwell International Corp.	142,404

		1,183,930

Electronic Equipment & Instruments (0.3%):

10,941	Agilent Technologies, Inc.*	171,008
5,484	Amphenol Corp., Class A	131,506
4,295	FLIR Systems, Inc.*	131,770
7,577	Jabil Circuit, Inc.	51,145
5,040	Molex, Inc.	73,030
14,337	Tyco Electronics, Ltd.	232,403

		790,862

Energy Equipment & Services (1.3%):

9,648	Baker Hughes, Inc.	309,411
9,087	BJ Services Co.	106,045
6,854	Cameron International Corp.*	140,507
4,423	ENSCO International, Inc.	125,569
8,857	Nabors Industries, Ltd.*	106,018
13,094	National-Oilwell Varco, Inc.*	320,017
8,257	Noble Corp.	182,150
4,051	Rowan Cos., Inc.	64,411
37,644	Schlumberger, Ltd.	1,593,471
6,839	Smith International, Inc.	156,545
21,337	Weatherford International, Ltd.*	230,866

		3,335,010

Food & Staples Retailing (3.2%):

13,572	Costco Wholesale Corp.	712,530
45,191	CVS Caremark Corp.	1,298,789
20,503	Kroger Co.	541,484
13,450	Safeway, Inc.	319,707
6,579	Supervalu, Inc.	96,053
18,816	SYSCO Corp.	431,639
70,396	Wal-Mart Stores, Inc.	3,946,400
31,125	Walgreen Co.	767,854
5,047	Whole Foods Market, Inc.	47,644

		8,162,100

Food Products (1.7%):

20,160	Archer-Daniels Midland Co.	581,213
6,439	Campbell Soup Co.	193,234
14,006	ConAgra Foods, Inc.	231,099
5,131	Dean Foods Co.*	92,204
10,504	General Mills, Inc.	638,118
9,871	H.J. Heinz Co.	371,150
5,189	Hershey Co.	180,266
3,702	J.M. Smucker Co. (The)	160,519
7,906	Kellogg Co.	346,678
46,224	Kraft Foods, Inc.	1,241,114
4,056	McCormick & Co.	129,224
22,137	Sara Lee Corp.	216,721
10,072	Tyson Foods, Inc., Class A	88,231

		4,469,771

Gas Utilities (0.2%):

4,084	Equitable Resources, Inc.	137,018
1,621	NICOR, Inc.	56,314
5,416	Noble Energy, Inc.	266,575
5,424	Questar Corp.	177,311

		637,218

Health Care Equipment & Supplies (2.1%):

3,109	Bard (C.R.), Inc.	261,965
19,509	Baxter International, Inc.	1,045,487
7,639	Becton Dickinson & Co.	522,431
47,126	Boston Scientific Corp.*	364,755
15,825	Covidien, Ltd.	573,498
4,647	DENTSPLY International, Inc.	131,231
4,980	Hospira, Inc.*	133,564
1,222	Intuitive Surgical, Inc.*	155,182
35,179	Medtronic, Inc.	1,105,324
10,802	St. Jude Medical, Inc.*	356,034
7,598	Stryker Corp.	303,540
3,878	Varian Medical Systems, Inc.*	135,885
7,042	Zimmer Holdings, Inc.*	284,638

		5,373,534

Health Care Providers & Services (1.8%):

14,480	Aetna, Inc.	412,680
4,885	Amerisource Bergen Corp.	174,199
11,290	Cardinal Health, Inc.	389,166
8,583	CIGNA Corp.	144,624

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Health Care Providers & Services, continued

5,330	Coventry Health Care, Inc.*	$79,310
3,244	DaVita, Inc.*	160,805
7,773	Express Scripts, Inc.*	427,360
5,282	Humana, Inc.*	196,913
3,382	Laboratory Corp. of America Holdings*	217,835
8,658	McKesson HBOC, Inc.	335,324
3,269	Patterson Companies, Inc.*	61,294
4,966	Quest Diagnostics, Inc.	257,785
9,154	Tenet Healthcare Corp.*	10,527
37,995	UnitedHealth Group, Inc.	1,010,667
16,004	WellPoint, Inc.*	674,248

		4,552,737

Health Care Technology (0.0%):

6,060	IMS Health, Inc.	91,870

Hotels, Restaurants & Leisure (1.4%):

13,712	Carnival Corp.	333,476
4,325	Darden Restaurants, Inc.	121,878
9,170	Marriott International, Inc., Class A	178,356
35,083	McDonald’s Corp.	2,181,812
23,035	Starbucks Corp.*	217,911
5,689	Starwood Hotels & Resorts Worldwide, Inc.	101,833
5,532	Wyndham Worldwide Corp.	36,235
2,053	Wynn Resorts, Ltd.*	86,760
14,528	Yum! Brands, Inc.	457,632

		3,715,893

Household Durables (0.3%):

2,002	Black & Decker Corp.	83,704
9,857	D. R. Horton, Inc.	69,689
4,691	Fortune Brands, Inc.	193,644
1,832	Harman International Industries, Inc.	30,649
2,349	KB Home	31,993
5,210	Leggett & Platt, Inc.	79,140
4,396	Lennar Corp.	38,113
9,884	Newell Rubbermaid, Inc.	96,666
1,916	Snap-On, Inc.	75,452
2,627	Stanley Works (The)	89,581
2,285	Whirlpool Corp.	94,485

		883,116

Household Products (3.1%):

4,347	Clorox Co. (The)	241,520
15,878	Colgate-Palmolive Co.	1,088,278
13,008	Kimberly-Clark Corp.	686,042
94,015	Procter & Gamble Co.	5,812,007

		7,827,847

Independent Power Producers & Energy Traders (0.1%):

21,037	AES Corp. (The)*	173,345
5,571	Constellation Energy Group, Inc.	139,776

		313,121

Industrial Conglomerates (2.7%):

21,804	3M Co.	1,254,602
330,725	General Electric Co.	5,357,745
7,498	Textron, Inc.	103,997
14,838	Tyco International, Ltd.	320,501

		7,036,845

Insurance (2.6%):

14,654	AFLAC, Inc.	671,739
16,842	Allstate Corp. (The)	551,744
77,510	American International Group, Inc.	121,691
8,470	Aon Corp.	386,910
3,662	Assurant, Inc.	109,860
11,179	Chubb Corp. (The)	570,129
5,072	Cincinnati Financial Corp.	147,443
15,582	Genworth Financial, Inc.	44,097
9,414	Hartford Financial Services Group, Inc.	154,578
7,992	Lincoln National Corp.	150,569
11,356	Loews Corp.	320,807
16,139	Marsh & McLennan Cos., Inc.	391,693
6,343	MBIA, Inc.*	25,816
24,959	MetLife, Inc.	870,071
8,111	Principal Financial Group, Inc.	183,065
21,194	Progressive Corp. (The)	313,883
13,312	Prudential Financial, Inc.	402,821
2,650	Torchmark Corp.	118,455
18,383	Travelers Cos., Inc. (The)	830,912
10,361	UnumProvident Corp.	192,715
10,304	XL Capital, Ltd., Class A	38,125

		6,597,123

Internet & Catalog Retail (0.2%):

10,106	Amazon.com, Inc.*	518,236
7,512	Expedia, Inc.*	61,899

		580,135

Internet Software & Services (1.4%):

5,636	Akamai Technologies, Inc.*	85,047
33,696	eBay, Inc.*	470,396
7,530	Google, Inc., Class A*	2,316,604
6,047	VeriSign, Inc.*	115,377
43,604	Yahoo!, Inc.*	531,969

		3,519,393

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
IT Services (1.0%):

3,045	Affiliated Computer Services, Inc., Class A*	$139,918
15,965	Automatic Data Processing, Inc.	628,063
9,102	Cognizant Technology Solutions Corp., Class A*	164,382
4,735	Computer Sciences Corp.*	166,388
4,122	Convergys Corp.*	26,422
1,682	Dun & Bradstreet Corp.	129,850
5,907	Fidelity National Information Services, Inc.	96,107
5,010	Fiserv, Inc.*	182,214
2,270	MasterCard, Inc., Class A	324,451
10,066	Paychex, Inc.	264,534
7,019	Total System Services, Inc.	98,266
22,450	Western Union Co.	321,933

		2,542,528

Leisure Equipment & Products (0.1%):

9,628	Eastman Kodak Co.	63,352
3,860	Hasbro, Inc.	112,596
11,213	Mattel, Inc.	179,408

		355,356

Life Sciences Tools & Services (0.3%):

5,382	Life Technologies Corp.*	125,455
1,970	Millipore Corp.*	101,494
4,237	PerkinElmer, Inc.	58,937
13,199	Thermo Fisher Scientific, Inc.*	449,690
3,062	Waters Corp.*	112,222

		847,798

Machinery (1.6%):

18,971	Caterpillar, Inc.	847,435
6,294	Cummins, Inc.	168,239
8,031	Danaher Corp.	454,635
13,417	Deere & Co.	514,139
5,819	Dover Corp.	191,561
5,169	Eaton Corp.	256,951
1,757	Flowserve Corp.	90,486
12,361	Illinois Tool Works, Inc.	433,253
9,969	Ingersoll Rand Co., Class A	172,962
5,692	ITT Industries, Inc.	261,775
4,067	Manitowoc Co.	35,220
11,379	PACCAR, Inc.	325,439
3,672	Pall Corp.	104,395
5,046	Parker Hannifin Corp.	214,657

		4,071,147

Media (2.5%):

21,261	CBS Corp.	174,128
90,625	Comcast Corp., Class A	1,529,750
17,147	DIRECTV Group, Inc. (The)*	392,838
8,173	Gannett Co., Inc.	65,384
17,065	Interpublic Group of Cos., Inc. (The)*	67,577
9,852	McGraw-Hill Cos., Inc. (The)	228,468
1,227	Meredith Corp.	20,540
3,936	New York Times Co., Class A	28,851
72,298	News Corp.	657,189
9,743	Omnicom Group, Inc.	262,282
3,224	Scripps Networks Interactive, Class A	70,928
112,866	Time Warner, Inc.	1,135,432
19,256	Viacom, Inc., Class B*	367,019
58,244	Walt Disney Co. (The)	1,321,556
200	Washington Post Co. (The), Class B	78,050

		6,399,992

Metals & Mining (0.7%):

3,496	AK Steel Holding Corp.	32,582
25,092	Alcoa, Inc.	282,536
3,211	Allegheny Technologies, Inc.	81,977
11,843	Freeport-McMoRan Copper & Gold, Inc., Class A	289,443
14,277	Newmont Mining Corp.	581,074
9,861	Nucor Corp.	455,578
2,879	Titanium Metals Corp.	25,364
3,629	United States Steel Corp.	134,999

		1,883,553

Multi-Utilities (1.4%):

6,622	Ameren Corp.	220,248
10,740	Centerpoint Energy, Inc.	135,539
7,548	CMS Energy Corp.	76,235
8,586	Consolidated Edison, Inc.	334,253
18,274	Dominion Resources, Inc.	654,940
5,100	DTE Energy Co.	181,917
2,378	Integrys Energy Group, Inc.	102,206
8,525	NiSource, Inc.	93,519
11,337	PG&E Corp.	438,855
15,896	Public Service Enterprise Group, Inc.	463,686
3,643	SCANA Corp.	129,691
7,644	Sempra Energy	325,864
7,093	TECO Energy, Inc.	87,599
14,076	Xcel Energy, Inc.	261,110

		3,505,662

Multiline Retail (0.7%):

2,558	Big Lots, Inc.*	37,065
4,352	Family Dollar Stores, Inc.	113,457
6,933	J.C. Penney Co., Inc.	136,580
9,562	Kohl’s Corp.*	346,144
13,116	Macy’s, Inc.	135,751
5,704	Nordstrom, Inc.	75,920

continued

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Multiline Retail, continued

1,857	Sears Holdings Corp.*	$72,182
23,673	Target Corp.	817,429

		1,734,528

Office Electronics (0.1%):

27,104	Xerox Corp.	216,019

Oil, Gas & Consumable Fuels (11.4%):

14,426	Anadarko Petroleum Corp.	556,122
10,523	Apache Corp.	784,279
3,444	Cabot Oil & Gas Corp., Class A	89,544
16,956	Chesapeake Energy Corp.	274,179
63,974	ChevronTexaco Corp.	4,732,157
46,929	ConocoPhillips	2,430,922
5,664	Consol Energy, Inc.	161,877
13,896	Devon Energy Corp.	913,106
21,920	El Paso Corp.	171,634
7,842	EOG Resources, Inc.	522,120
160,189	Exxon Mobil Corp.	12,787,888
28,080	Halliburton Co.	510,494
8,911	Hess Corp.	477,986
22,176	Marathon Oil Corp.	606,735
2,655	Massey Energy Co.	36,613
5,971	Murphy Oil Corp.	264,814
25,486	Occidental Petroleum Corp.	1,528,905
8,344	Peabody Energy Corp.	189,826
4,215	Pioneer Natural Resources Co.	68,199
4,856	Range Resources Corp.	166,998
10,772	Southwestern Energy Co.*	312,065
19,167	Spectra Energy Corp.	301,689
3,653	Sunoco, Inc.	158,759
4,973	Tesoro Petroleum Corp.	65,494
16,195	Valero Energy Corp.	350,460
18,140	Williams Cos., Inc. (The)	262,667
18,132	XTO Energy, Inc.	639,516

		29,365,048

Paper & Forest Products (0.2%):

13,361	International Paper Co.	157,660
6,113	MeadWestvaco Corp.	68,404
6,615	Weyerhaeuser Co.	202,485

		428,549

Personal Products (0.2%):

13,374	Avon Products, Inc.	321,377
3,609	Estee Lauder Co., Inc. (The), Class A	111,735

		433,112

Pharmaceuticals (7.9%):

48,844	Abbott Laboratories	2,606,804
9,654	Allergan, Inc.	389,249
62,295	Bristol-Myers Squibb Co.	1,448,359
31,480	Eli Lilly & Co.	1,267,700
9,444	Forest Laboratories, Inc.*	240,539
87,364	Johnson & Johnson Co.	5,226,988
8,216	King Pharmaceuticals, Inc.*	87,254
15,657	Medco Health Solutions, Inc.*	656,185
66,546	Merck & Co., Inc.	2,022,998
9,470	Mylan, Inc.*	93,658
212,300	Pfizer, Inc.	3,759,833
51,126	Schering Plough Corp.	870,676
3,487	Watson Pharmaceuticals, Inc.*	92,650
41,902	Wyeth	1,571,744

		20,334,637

Real Estate Investment Trusts (REITs) (0.9%):

3,913	Apartment Investment & Management Co., Class A	45,195
2,408	Avalonbay Communities, Inc.	145,877
3,782	Boston Properties, Inc.	208,010
4,093	Developers Diversified Realty Corp.	19,974
8,524	Equity Residential Property Trust	254,186
16,285	Host Hotels & Resorts, Inc.	123,277
7,144	Kimco Realty Corp.	130,592
5,217	Plum Creek Timber Co., Inc.	181,239
8,857	ProLogis Trust	123,024
3,932	Public Storage, Inc.	312,594
7,088	Simon Property Group, Inc.	376,585
4,306	Vornado Realty Trust	259,867

		2,180,420

Real Estate Management & Development (0.0%):

7,517	CB Richard Ellis Group, Inc.*	32,473

Road & Rail (1.0%):

8,825	Burlington Northern Santa Fe Corp.	668,141
12,385	CSX Corp.	402,141
11,635	Norfolk Southern Corp.	547,427
1,990	Ryder System, Inc.	77,172
15,924	Union Pacific Corp.	761,167

		2,456,048

Semiconductors & Semiconductor Equipment (2.1%):

18,944	Advanced Micro Devices, Inc.*	40,919
9,293	Altera Corp.	155,286
9,106	Analog Devices, Inc.	173,196
42,136	Applied Materials, Inc.	426,838
13,917	Broadcom Corp., Class A*	236,172
175,093	Intel Corp.	2,566,863
5,262	KLA-Tencor Corp.	114,659

continued

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued

6,928	Linear Technology Corp.	$153,247
21,505	LSI Logic Corp.*	70,751
6,980	MEMC Electronic Materials, Inc.*	99,674
5,665	Microchip Technology, Inc.	110,638
25,476	Micron Technology, Inc.*	67,257
6,981	National Semiconductor Corp.	70,299
3,044	Novellus Systems, Inc.*	37,563
16,763	NVIDIA Corp.*	135,277
5,727	Teradyne, Inc.*	24,168
40,750	Texas Instruments, Inc.	632,440
8,558	Xilinx, Inc.	152,504

		5,267,751

Software (3.6%):

16,664	Adobe Systems, Inc.*	354,776
7,063	Autodesk, Inc.*	138,788
5,860	BMC Software, Inc.*	157,692
12,339	CA, Inc.	228,642
5,669	Citrix Systems, Inc.*	133,618
8,841	Compuware Corp.*	59,677
10,026	Electronic Arts, Inc.*	160,817
9,174	International Game Technology	109,079
10,028	Intuit, Inc.*	238,566
4,771	McAfee, Inc.*	164,933
240,881	Microsoft Corp.	4,682,727
10,761	Novell, Inc.*	41,860
123,311	Oracle Corp.*	2,186,304
3,265	Salesforce.com, Inc.*	104,513
22,946	Sun Microsystems, Inc.*	87,654
26,236	Symantec Corp.*	354,711
5,865	Teradata Corp.*	86,978

		9,291,335

Specialty Retail (1.7%):

3,115	Abercrombie & Fitch Co., Class A	71,863
3,370	AutoNation, Inc.*	33,296
1,196	AutoZone, Inc.*	166,806
8,131	Bed Bath & Beyond, Inc.*	206,690
10,594	Best Buy Co., Inc.	297,797
5,103	GameStop Corp., Class A*	110,531
14,592	Gap, Inc. (The)	195,387
53,346	Home Depot, Inc.	1,228,025
9,019	Limited Brands, Inc.	90,551
46,105	Lowe’s Cos., Inc.	992,179
9,287	Office Depot, Inc.*	27,675
4,490	RadioShack Corp.	53,611
3,072	Sherwin Williams Co.	183,552
22,399	Staples, Inc.	401,390
Shares or
Principal		Fair
Amount		Value
3,824	Tiffany & Co.	90,361
13,052	TJX Cos., Inc.	268,480

		4,418,194

Textiles, Apparel & Luxury Goods (0.4%):

10,236	Coach, Inc.*	212,602
2,846	Jones Apparel Group, Inc.	16,678
12,331	Nike, Inc., Class B	628,881
1,875	Polo Ralph Lauren Corp.	85,144
2,750	V.F. Corp.	150,617

		1,093,922

Thrifts & Mortgage Finance (0.2%):

16,337	Hudson City Bancorp, Inc.	260,738
10,884	People’s United Financial, Inc.	194,062
19,536	Sovereign Bancorp, Inc.*	58,217

		513,017

Tobacco (1.8%):

64,812	Altria Group, Inc.	976,069
5,271	Lorillard, Inc.	297,021
63,688	Philip Morris International, Inc.	2,771,065
5,294	Reynolds American, Inc.	213,401
4,656	UST, Inc.	323,033

		4,580,589

Trading Companies & Distributors (0.1%):

2,020	W.W. Grainger, Inc.	159,257

Wireless Telecommunication Services (0.2%):

12,451	American Tower Corp., Class A*	365,063
82,170	Sprint Nextel Corp.*	150,371

		515,434

Total Common Stocks (Cost $296,718,775)		247,651,051

U.S. Treasury Obligations (0.4%):
	U.S. Treasury Bills, 0.05%, 6/18/09(a)+	1,049,225

Total U.S. Treasury Obligations (Cost $1,049,306)		1,049,225

Investment Company (3.0%):
7,552,813	Dreyfus Treasury Prime Cash Management, 0.17%(b)	7,552,813

Total Investment Company (Cost $7,552,813)		7,552,813

Total Investment Securities (Cost $305,320,894)(c) — 99.8%		256,253,089
Net other assets (liabilities) — 0.2%		556,958

Net Assets — 100.0%		$256,810,047

continued

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

+	Investment securities are segregated as collateral. The fair value of these securities is $1,049,225.

(a)	The rate presented represents the effective yield at time of purchase.

(b)	The rate presented represents the effective yield at December 31, 2008.

(c)	Cost for federal income tax purposes is $331,478,501. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$884,999
Unrealized depreciation	(76,110,411)

Net unrealized depreciation	$(75,225,412)

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country	Percentage
United States	98.6%
Bermuda	0.7%
Netherlands	0.6%
Panama	0.1%

100.00%

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Futures Contracts

Securities with an aggregate fair value of $1,049,225 have been segregated with the broker to cover margin requirements for the following open contracts as of December 31, 2008.

				Unrealized
		Expiration	Number of	Appreciation/
Description	Type	Date	Contracts	(Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/09	196	$208,006

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL S&P
500 Index
Fund

Assets:
Investment securities, at cost	$305,320,894

Investment securities, at value	$256,253,089
Cash	5,234
Interest and dividends receivable	526,868
Receivable for capital shares issued	76,148
Receivable for investments sold	30,411,237
Receivable from Manager	3,083
Receivable for variation margin on futures contracts	119,831
Prepaid expenses	5,026

Total Assets	287,400,516

Liabilities:
Payable for investments purchased	403,172
Payable for capital shares redeemed	30,126,081
Administration fees payable	8,865
Distribution fees payable	42,297
Administrative and compliance services fees payable	1,097
Other accrued liabilities	8,957

Total Liabilities	30,590,469

Net Assets	$256,810,047

Net Assets Consist of:
Capital	$333,087,948
Accumulated net investment income/(loss)	1,857,839
Accumulated net realized gains/(losses) from investment transactions	(29,275,941)
Net unrealized appreciation/(depreciation) on investments	(48,859,799)

Net Assets	$256,810,047

Class 1
Net Assets	$11,157,643
Shares of beneficial interest (unlimited number of shares authorized, no par value)	1,811,687
Class 1 — Net Asset Value (offering and redemption price per share)	$6.16

Class 2
Net Assets	$245,652,404
Shares of beneficial interest (unlimited number of shares authorized, no par value)	39,954,337
Class 2 — Net Asset Value (offering and redemption price per share)	$6.15

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL S&P
500 Index
Fund

Investment Income:
Interest	$14,039
Dividends	2,230,918
Income from securities lending	7,666

Total Investment Income	2,252,623

Expenses:
Manager fees	136,767
Administration fees	37,256
Distribution fees — Class 2	191,859
Custodian fees	63,102
Administrative and compliance service fees	2,790
Trustees’ fees	7,169
Professional fees	10,933
Shareholder reports	9,936
Interest expense on cash overdraft	14,505
Other expenses	34,504

Total expenses before reductions	508,821
Less expenses waived/reimbursed by the Manager	(109,374)

Net expenses	399,447

Net Investment Income/(Loss)	1,853,176

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(28,445,622)
Net realized gains/(losses) on futures transactions	(468,657)
Change in unrealized appreciation/(depreciation) on investments	(48,613,597)

Net Realized/Unrealized Gains/(Losses) on Investments	(77,527,876)

Change in Net Assets Resulting From Operations	$(75,674,700)

See accompanying notes to the financial statements.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL S&P
	500 Index Fund
	For the
	Year Ended	May 1, 2007 to
	December 31,	December 31,
	2008	2007(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$1,853,176	$266,807
Net realized gains/(losses) on investment transactions	(28,914,279)	(300,294)
Change in unrealized appreciation/(depreciation) on investments	(48,613,597)	(246,202)

Change in net assets resulting from operations	(75,674,700)	(279,689)

Dividends to Shareholders:
From net investment income:
Class 1	(791)	(4,501)
Class 2	(2,714)	(258,908)
From net realized gains:
Class 1	(59)	(879)
Class 2	(3,232)	(58,588)

Change in net assets resulting from dividends to shareholders	(6,796)	(322,876)

Change in net assets resulting from capital transactions	304,466,232	28,627,876

Change in net assets	228,784,736	28,025,311
Net Assets:
Beginning of period	28,025,311	—

End of period	$256,810,047	$28,025,311

Accumulated net investment income/(loss)	$1,857,839	$3,400

Capital Transactions:
Class 1
Proceeds from shares issued	16,512,574	624,833
Dividends reinvested	850	5,380
Value of shares redeemed	(1,250,347)	(214,331)

Total Class 1	15,263,077	415,882

Class 2
Proceeds from shares issued	372,072,505	33,311,694
Dividends reinvested	5,946	317,496
Value of shares redeemed	(82,875,296)	(5,417,196)

Total Class 2	289,203,155	28,211,994

Total Capital Transactions	304,466,232	28,627,876

Share Transactions:
Class 1
Issued	1,963,827	62,373
Reinvested	105	543
Redeemed	(193,994)	(21,167)

Total Class 1 Shares	1,769,938	41,749

Class 2
Issued	49,471,163	3,314,628
Reinvested	734	32,038
Redeemed	(12,319,031)	(545,195)

Total Class 2 Shares	37,152,866	2,801,471

Change in shares	38,922,804	2,843,220

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	May 14, 2007 to
	December 31,	December 31,
	2008	2007(*)

Class 1
Net Asset Value, Beginning of Period	$9.86	$10.14

Investment Activities:
Net Investment Income	0.18 (a)	0.11
Net Realized and Unrealized Losses on Investments	(3.87)	(0.26)

Total from Investment Activities	(3.69)	(0.15)

Dividends to Shareholders From:
Net Investment Income	(0.01)	(0.11)
Net Realized Gains	— (b)	(0.02)

Total Dividends	(0.01)	(0.13)

Net Asset Value, End of Period	$6.16	$9.86

Total return(c) (d)	(37.46)%	(1.48)%

Ratios to Average Net Assets/Supplemental Data:
Net Assets at End of Period (000’s)	$11,158	$411
Net Investment Income(e)	2.67%	1.81%
Expenses Before Reductions(e) (f)	0.37%	0.53%
Expenses Net of Reductions(e)	0.26%	0.24%
Portfolio Turnover Rate(d) (g)	81.71%	15.95%

(*)	Period from commencement of operations.

(a)	Calculated using average shares method.

(b)	Represents less than $0.005 per share.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Financial Highlights, continued
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	May 1, 2007 to
	December 31,	December 31,
	2008	2007(*)

Class 2
Net Asset Value, Beginning of Period	$9.86	$10.00

Investment Activities:
Net investment income	0.16 (a)	0.09
Net realized and unrealized losses on investments	(3.87)	(0.12)

Total from Investment Activities	(3.71)	(0.03)

Dividends to Shareholders From:
Net Investment Income	— (b)	(0.09)
Net Realized Gains	— (b)	(0.02)

Total Dividends	— (b)	(0.11)

Net Asset Value, End of Period	$6.15	$9.86

Total return(b) (c)	(37.62)%	(0.25)%

Ratios to Average Net Assets/Supplemental Data:
Net Assets at End of Period (000’s)	$245,652	$27,614
Net Investment Income(d)	2.29%	1.60%
Expenses Before Reductions(d) (e)	0.65%	0.73%
Expenses Net of Reductions(d)	0.51%	0.49%
Portfolio Turnover Rate(b) (f)	81.71%	15.95%

(*)	Period from commencement of operations.

(a)	Calculated using average shares method.

(b)	Not annualized for periods less than one year.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to financial statements.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL S&P 500 Index Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. The Trust is authorized to offer Class 1 and Class 2 shares of the Fund. Each class of shares has identical rights and privileges except with respect to the fees paid under the Distribution and Service Plan and voting rights on matters affecting a single class of shares. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Notes to the Financial Statements, continued
December 31, 2008

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. In addition, income and realized and unrealized gains and losses are allocated to each class of shares based on its relative net assets on a daily basis.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Notes to the Financial Statements, continued
December 31, 2008

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Notes to the Financial Statements, continued
December 31, 2008

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and the Dreyfus Corporation (“Dreyfus”), Dreyfus provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Class 1 is 0.24% and Class 2 is 0.49%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL S&P 500 Index Fund Class 1	0.17%	0.24%
AZL S&P 500 Index Fund Class 2	0.17%	0.49%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Notes to the Financial Statements, continued
December 31, 2008

are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

	Expires	Expires
	12/31/2010	12/31/2011
AZL S&P 500 Index Fund	$39,552	$109,374

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets of Class 2 shares. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $3,213 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Notes to the Financial Statements, continued
December 31, 2008

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 — Quoted Prices	$255,203,864	$208,006
Level 2 — Other Significant Observable Inputs	1,049,225	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$256,253,089	$208,006

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL S&P 500 Index Fund	$369,607,199	$72,310,653

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Notes to the Financial Statements, continued
December 31, 2008

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2016
AZL S&P 500 Index Fund	$1,919,158

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $956,893 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL S&P 500 Index Fund	$3,505	$3,291	$6,796

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL S&P 500 Index Fund	$304,952	$17,924	$322,876

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Total
	Undistributed		Accumulated		Accumulated
	Ordinary	Accumulated	Capital and	Unrealized	Earnings
	Income	Earnings	Other Losses	Depreciation(a)	(Deficit)
AZL S&P 500 Index Fund	$1,823,562	$1,823,562	$(2,876,051)	$(75,225,412)	$(76,277,901)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL S&P 500 Index Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each period in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each period in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

27

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 100.00% of the total ordinary income distributions paid during the year ended December 31, 2008 qualify for the corporate dividends received deduction.

For the period ended December 31, 2008, the Fund had net long-term capital gains of $3,291.

28

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

29

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

30

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

31

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

32

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

33

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

34

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

35

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1208 2/09

AZL® Schroder Emerging Markets
Equity Fund
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Schroder Emerging Markets Equity Fund
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL® Schroder Emerging Markets Equity Fund and Schroder Investment Management North America Inc. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
For the 12-month period ended December 31, 2008, the AZL® Schroder Emerging Markets Equity Fund (Class 2 Shares) returned —51.89% compared to a —53.18% total return for its benchmark, the MSCI Emerging Markets Index1.
Emerging markets fell sharply during an extremely challenging and volatile environment for world stock markets. The poor absolute performance of emerging markets was driven by growing concerns about the outlook for the global economy, deteriorating investor confidence in the wake of the financial and credit crises, and falling commodity prices during the second half of the year.
The weakest performing emerging market during the period was Russia, which suffered due to falling oil prices and concerns about rising political tensions and corporate governance issues. By contrast, Israel, Chile and Malaysia performed well on a relative basis. The Israeli market’s strong relative return was driven by its largest stock, a pharmaceutical company, which outperformed the broad emerging markets index. The Chilean market benefited from low foreign ownership levels and strong earnings growth. Malaysia outperformed in part due to its large current accounts surplus.
The Fund outperformed its benchmark due in part to its country allocations. The subadviser overweighted Brazil during the first half of the year, which benefited performance as commodity prices rose during that time. Later in the year the Fund’s managers overweighted China, which outperformed due to continued monetary and fiscal easing and its relatively low exposure to the global credit crisis. In addition, we underweighted India—which underperformed due to its expensive valuations—throughout the period. The Fund’s higher than normal cash level throughout the year also benefited performance. However, the Fund’s performance was dampened by its underweight to South Africa and Mexico, and its overweight to Russia.*
Stock selection also contributed positively. Shares of a building materials company and a communications services firm in China added to the Fund’s returns, as did investments in select Asian telecommunications and construction companies. This was partially offset by management’s choice of stocks in Brazil and Argentina.*

Past performance does not guarantee future results.
*     The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.
1     The Morgan Stanley Capital International (“MSCI”) Emerging Markets Index is a market capitalization weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific Basin. Investors cannot invest directly in an index.

1

AZL® Schroder Emerging Markets Equity Fund Review
Fund Objective
The Fund’s investment objective is capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. Under normal circumstances, the Fund invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies the Fund’s Subadviser believes to be “emerging market” issuers.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2008

	Inception	1	Since
	Date	Year	Inception
AZL® Schroder Emerging Markets Equity Fund (Class 1 Shares)	5/6/07	-51.82%	-28.46%
AZL® Schroder Emerging Markets Equity Fund (Class 2 Shares)	5/1/06	-51.89%	-14.28%
MSCI Emerging Markets Index	5/1/06	-53.18%	-11.63%

Expense Ratio
Gross (Class 1 Shares)		1.71%
Gross (Class 2 Shares)		1.96%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.95% and is limiting operating expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, of Class 1 shares to 1.40% and Class 2 shares to 1.65% through April 30, 2010.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, an unmanaged market capitalization weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America, and the Pacific Basin. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Schroder Emerging Markets Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Schroder Emerging Markets Equity Fund
Class 1	$1,000.00	$536.40	$5.41	1.40%
Class 2	$1,000.00	$536.10	$6.45	1.67%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Schroder Emerging Markets Equity Fund
Class 1	$1,000.00	$1,018.10	$7.10	1.40%
Class 2	$1,000.00	$1,016.74	$8.47	1.67%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Schroder Emerging Markets Equity Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Auto Components	1.1%
Automobiles	0.9
Beverages	0.9
Building Products	1.0
Capital Markets	0.5
Chemicals	1.5
Commercial Banks	9.8
Construction & Engineering	2.8
Construction Materials	1.9
Diversified Consumer Services	1.0
Diversified Financial Services	4.7
Diversified Telecommunication Services	8.0
Electric Utilities	0.9
Electronic Equipment & Instruments	2.1
Energy Equipment & Services	0.3
Food & Staples Retailing	0.6
Food Products	0.5
Gas Utilities	0.5
Hotels, Restaurants & Leisure	0.3
Household Durables	1.6
Insurance	4.6
IT Services	0.1
Machinery	1.3
Media	1.4
Metals & Mining	7.6
Multiline Retail	2.7
Oil, Gas & Consumable Fuels	13.5
Paper & Forest Products	0.1
Pharmaceuticals	2.4
Real Estate Investment Trusts (REITs)	0.5
Real Estate Management & Development	0.4
Road & Rail	0.3
Semiconductors & Semiconductor Equipment	5.5
Software	0.3
Tobacco	1.4
Transportation Infrastructure	0.5
Wireless Telecommunication Services	12.9
Warrant	0.2
Investment Company	4.7

101.3%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks (96.4%):
Auto Components (1.1%):

68,410	Hankook Tire Co., Ltd.*	$846,697
31,548	Hyundai Mobis Co., Ltd.*	1,614,048

		2,460,745

Automobiles (0.9%):

6,568,000	Denway Motors, Ltd.	2,059,762

Beverages (0.9%):

12,000	Comphania de Bebidas das Americas (AmBev), Preferred Shares	525,048
49,800	Fomento Economico Mexicano, SA de CV, ADR	1,500,474

		2,025,522

Building Products (1.0%):

4,109,600	China Construction Bank	2,274,261

Capital Markets (0.5%):

118,000	Bradespar SA, Preferred Shares	1,002,494

Chemicals (1.5%):

202,548	Makhteshim-Agan Industries, Ltd.	661,596
71,489	Reliance Industries, Ltd.	1,821,602
34,400	Ultrapar Participacoes SA, SP ADR	773,656
12,450	Uralkali, SP, GDR	111,516

		3,368,370

Commercial Banks (9.8%):

281,585	Banco Bradesco SA, ADR	2,779,244
23,400	Banco Bradesco SA, Preferred Shares	228,713
33,500	Banco Itau Holding Financeira SA, ADR	388,600
30,300	Bancolombia SA, SP ADR	707,505
1,131,400	Bumiputra-Commerce Holdings Berhad	1,927,930
208,387	Commercial International Bank	1,413,991
51,990	Hana Financial Group, Inc.	787,672
70,362	ICICI Bank, Ltd.	657,421
8,127,000	Industrial & Commercial Bank of China	4,319,353
301,800	Kasikornbank Public Co., Ltd.	400,511
506,000	Kasikornbank Public Co., Ltd.	670,266
82,950	Korea Exchange Bank Co.*	411,288
126,909	PKO Bank Polski SA	1,521,573
2,382,500	PT Bank Central Asia Tbk	724,210
667,200	Siam Commercial Bank Public Co., Ltd.	953,628
494,066	Turkiye Is Bankasi, Class C	1,329,316
14,200	Unibanco — Uniao de Bancos Brasileiros SA	91,036
36,567	Unibanco — Uniao de Bancos Brasileiros SA, GDR	2,362,959

		21,675,216

Construction & Engineering (2.8%):

1,629,000	China Communications Construction Co., Ltd., Class H	2,036,055
70,080	Hyundai Development Co.*	1,847,996
55,150	Orascom Construction Industries	1,414,024
4,850	Orascom Construction Industries, GDR	247,039
232,017	Raubex Group, Ltd.	547,828

		6,092,942

Construction Materials (1.9%):

2,120,000	China National Building Material Co., Ltd.	2,581,188
48,100	Intergenerasiya Holding Co.*(c)	0
1,882,280	Taiwan Cement Corp.	1,558,233

		4,139,421

Diversified Consumer Services (1.0%):

456,500	Beijing Enterprises Holdings, Ltd.	1,876,961
700	TAM SA, Preferred Shares	5,716
29,200	TAM SA, SP ADR	240,608

		2,123,285

Diversified Financial Services (4.7%):

54,848	Cathay Financial Holding Co., Ltd.	609,910
3,672,825	Chinatrust Financial Holding Co., Ltd.	1,585,812
15,500	Credicorp, Ltd.	774,380
246,124	Egyptian Financial Group-Hermes Holding	787,333
1,207,993	FirstRand, Ltd.	2,120,434
61,281	Housing Development Finance, Ltd.	1,911,309
48,499	KB Financial Group, Inc.*	1,329,445
570,700	Sberbank(a)	429,652
13,200	Sibenergoholding*(c)	0
3,677,800	SinoPac Financial Holdings Co., Ltd.	808,945

		10,357,220

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Diversified Telecommunication Services (8.0%):

414,900	Advanced Info Service Public Co., Ltd.	$965,877
435,473	Bezeq The Israeli Telecommunication Corp., Ltd.	715,981
98,841	Bharti Airtel, Ltd.*	1,460,426
42,100	Brasil Telecom Participacoes SA	1,075,271
2,972,000	China Communication Services Corp., Ltd., Class H	1,879,130
1,293,930	Chunghwa Telecom Co., Ltd.	2,067,535
36,980	Chunghwa Telecom Co., Ltd., ADR	576,888
1,200	GVT Holdings SA*	13,286
2,205,200	PT Telekomunikasi Indonesia	1,440,896
16,900	Tele Norte Leste Participacoes SA, Preferred Shares	233,003
591,869	Telecom Egypt	1,756,576
2,010,600	Telekom Malaysia Berhad	1,796,169
273,723	Telekomunikacja Polska SA	1,775,013
61,976	Telkom SA, Ltd.	775,138
521,642	Turk Telekomunikasyon AS*	1,182,812

		17,714,001

Electric Utilities (0.9%):

47,500	Centrais Electricas Brasileiras SA	533,603
3,100	Centrais Electricas Brasileiras SA, Preferred Shares, Class B	32,746
42,692	Companhia Energetica de Minas Gerais — Preferred Shares	582,424
52,700	Companhia Energetica de Minas Gerais SA, SP ADR	724,098
2,657,000	Holding MRSK OAO*	79,710
576,300	OGK-3	6,339
1,823,200	OGK-4 OJSC*	21,878
178,289,700	TGK-9*	5,349

		1,986,147

Electronic Equipment & Instruments (2.1%):

102,400	AU Optronics Corp., ADR	786,432
11,673	ElSwedy Cables Holding Co.*	156,289
942,100	Hon Hai Precision Industry Co., Ltd.	1,859,917
295,018	Hon Hai Precision Industry Co., Ltd., GDR, Registered Shares	1,172,585
47,730	LG Display Co., Ltd.*	791,742

		4,766,965

Energy Equipment & Services (0.3%):

61,297	Electropaulo Metropolitana SA, Preferred Shares, Class B	687,755

Food & Staples Retailing (0.6%):

15,300	Central European Distribution Corp.*	301,410
327,872	Supersol, Ltd.	1,106,095

		1,407,505

Food Products (0.5%):

445,500	Kuala Lumpur Kepong Berhad	1,153,757

Gas Utilities (0.5%):

5,734,900	PT Perusahaan Gas Negara	1,041,748

Hotels, Restaurants & Leisure (0.3%):

845,600	Resorts World Berhad	555,022

Household Durables (1.6%):

52,100	Land & Houses Public Co., Ltd.	5,817
5,127,000	Land & Houses Public Co., Ltd.	583,407
10,420	Samsung Electronics Co., Ltd., GDR(a)	1,820,679
791,700	Urbi, Desarrolloas Urbanos, SA de CV*	1,080,768

		3,490,671

Insurance (4.6%):

1,410,500	Cathay Financial Holding Co., Ltd.	1,585,061
897,000	China Life Insurance Co., Ltd., Class H	2,764,251
738,000	Ping An Insurance Group Co. of China	3,606,581
14,918	Samsung Fire & Marine Insurance Co., Ltd.	2,270,514

		10,226,407

IT Services (0.1%):

8,300	Infosys Technologies, Ltd., ADR	203,931

Machinery (1.3%):

66,405	Bharat Heavy Electricals, Ltd.	1,881,673
202,851	Weg SA	1,100,866

		2,982,539

Media (1.4%):

75,400	Grupo Televisa SA, ADR	1,126,476
110,411	Naspers, Ltd.	2,008,445

		3,134,921

Metals & Mining (7.6%):

91,573	AngloGold Ashanti, Ltd.	2,544,886

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Metals & Mining, continued

41,100	Companhia Siderurgica Nacional SA, SP ADR	$526,491
88,000	Companhia Vale do Rio Doce, ADR	1,065,680
314,900	Companhia Vale do Rio Doce, ADR, Preferred Shares	3,353,685
20,500	Companhia Vale do Rio Doce, Preferred Shares, Class A	215,463
35,500	Compania de Minas Buenaventura SA, ADR	707,160
20,100	Comphania Vale do Rio Doce	241,189
10,200	Gerdau SA, Preferred Shares	66,753
56,100	Gerdau SA, SP ADR	370,260
105,914	Impala Platinum Holdings, Ltd.	1,563,903
3	Mechel, ADR	12
17,032	Mining & Metallurgical Co. Norilsk Nickel*	1,126,335
120,200	Mining & Metallurgical Co. Norilsk Nickel, ADR	757,260
12,284	POSCO	3,629,061
43,959	Usinas Siderurgicas de Minas Gerais SA	499,352
4,300	Usinas Siderurgicas de Minas Gerais SA	50,222

		16,717,712

Multiline Retail (2.7%):

171,354	Almacenes Exito SA, GDR	774,246
1,122,000	Golden Eagle Retail Group, Ltd.	788,703
278,157	Mr. Price Group, Ltd.	748,015
1,561,000	Parkson Retail Group, Ltd.	1,785,195
4,537	Shinsegae Co., Ltd.*	1,766,611

		5,862,770

Oil, Gas & Consumable Fuels (13.5%):

425,000	China Coal Energy Co., Share H	343,454
4,350,000	China Petroleum & Chemical Corp. (Sinopec)	2,679,902
3,865,000	CNOOC, Ltd.	3,672,967
337,000	Hidili Industry International Development, Ltd.	107,702
44,050	LUKOIL, ADR	1,458,055
30,200	LUKOIL, SP ADR	979,182
272,100	OAO Gazprom, Registered shares, ADR	3,900,011
185,450	OAO Gazprom, SP ADR	2,642,663
310,088	Petroleo Brasileiro SA, ADR, Class A	6,328,896
35,700	Petroleo Brasiliero SA - Petrobras	432,352
47,900	Petroleo Brasiliero SA - Petrobras, Preferred Shares	482,576
358,900	PTT Exploration & Production Public Co., Ltd.	1,134,678
3,700	Reliance Industries, Ltd., GDR(a)	187,240
373,950	Rosneft Oil Co., GDR	1,420,841
60,526	Sasol, Ltd.	1,850,235
1,063,918	TNK-BP Holding	691,547
82,090	Turkish Petroleum Refineries Corp.	867,997
37,900	Ultrapar Participacoes SA, Preferred Shares	832,228

		30,012,526

Paper & Forest Products (0.1%):

36,637	Suzano Papel e Celulose SA*	192,583

Pharmaceuticals (2.4%):

9,391	Richter Gedeon Nyrt	1,400,669
92,226	Teva Pharmaceutical Industries, Ltd., ADR	3,926,061

		5,326,730

Real Estate Investment Trusts (REITs) (0.5%):

4,054,000	Franshion Properties China, Ltd.	1,106,189

Real Estate Management & Development (0.4%):

1,818,000	Sino-Ocean Land Holdings, Ltd.	830,797

Road & Rail (0.3%):

811,800	PLUS Expressways Berhad	701,972

Semiconductors & Semiconductor Equipment (5.5%):

14,416	Samsung Electronics Co., Ltd.	5,235,329
292,637	Siliconware Precision Industries Co., ADR	1,305,161
2,294,200	Taiwan Semiconductor Manufacturing Co., Ltd.	3,144,549
306,639	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2,422,448

		12,107,487

Software (0.3%):

28,400	Infosys Technologies, Ltd.	657,816

Tobacco (1.4%):

427,458	ITC, Ltd.	1,519,144
23,731	KT&G Corp.*	1,484,044

		3,003,188

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Transportation Infrastructure (0.5%):

106,453	Companhia de Concessoes Rodoviarias	$1,090,280

Wireless Telecommunication Services (12.9%):

250,600	Advanced Information Service Public Co., Ltd.	566,593
112,601	America Movil, SAB de C.V., ADR, Series L	3,489,505
1,147,500	China Mobile, Ltd.	11,634,579
1,606,000	China Unicom, Ltd.	1,953,745
67,300	DiGi.com Berhad	424,815
291,280	LG Telecom, Ltd.*	2,287,758
84,000	Mobile TeleSystems, SP ADR	2,241,120
240,777	MTN Group, Ltd.	2,850,966
18,830	SK Telecom Co., Ltd.	3,108,718

		28,557,799

Total Common Stocks (Cost $250,602,245)		213,098,456
Warrant (0.2%):
Diversified Financial Services (0.2%):
603,540	Sberbank(a)*	452,656

Total Warrant (Cost $1,263,959)		452,656

Investment Company (4.7%):
10,421,291	Dreyfus Treasury Prime Cash Management, 0.17%(b)	10,421,291

Total Investment Company (Cost $10,421,291)		10,421,291

Total Investment Securities (Cost $262,287,495)(d) — 101.3%		223,972,403
Net other assets (liabilities) — (1.3)%		(2,795,630)

Net Assets — 100.0%		$221,176,773

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

ADR—American Depository Receipt

GDR—Global Depository Receipt

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The Subadviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	The rate presented represents the effective yield at December 31, 2008.

(c)	Security was fair valued as of December 31, 2008. Represents 0.0% of the net assets of the Fund.

(d)	Cost for federal income tax purposes is $280,394,317. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$4,688,922
Unrealized depreciation	(61,110,836)

Net unrealized depreciation	$(56,421,914)

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Schedule of Portfolio Investments
December 31, 2008

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country	Percentage
Hong Kong	13.1%
Korea	13.1%
Brazil	12.5%
Taiwan	8.6%
China	8.4%
Russia	7.1%
South Africa	6.7%
United States	5.3%
India	4.6%
Mexico	3.2%
Malaysia	2.9%
Israel	2.9%
Egypt	2.6%
Thailand	2.4%
Turkey	1.5%
Poland	1.5%
Indonesia	1.4%
Columbia	0.7%
Hungary	0.6%
Bermuda	0.4%
Peru	0.3%
United Kingdom	0.2%

Total	100.0%

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL Schroder
Emerging
Markets
Equity Fund

Assets:
Investment securities, at cost	$262,287,495

Investment securities, at value	$223,972,403
Interest and dividends receivable	332,725
Foreign currency, at value (cost $917,160)	941,122
Receivable for capital shares issued	773,326
Receivable for investments sold	820,033
Reclaim receivable	2,673
Prepaid expenses	3,401

Total Assets	226,845,683

Liabilities:
Payable for investments purchased	5,313,330
Payable for capital shares redeemed	88,164
Manager fees payable	198,538
Administration fees payable	8,732
Distribution fees payable	37,325
Administrative and compliance services fees payable	1,527
Other accrued liabilities	21,294

Total Liabilities	5,668,910

Net Assets	$221,176,773

Net Assets Consist of:
Capital	$327,348,536
Accumulated net investment income/(loss)	326,998
Accumulated net realized gains/(losses) from investment transactions	(68,197,848)
Net unrealized appreciation/(depreciation) on investments	(38,300,913)

Net Assets	$221,176,773

Class 1
Net Assets	$34,118,249
Shares of beneficial interest (unlimited number of shares authorized, no par value)	7,482,617
Class 1 — Net Asset Value (offering and redemption price per share)	$4.56

Class 2
Net Assets	$187,058,254
Shares of beneficial interest (unlimited number of shares authorized, no par value)	41,064,466
Class 2 — Net Asset Value (offering and redemption price per share)	$4.56

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL Schroder
Emerging
Markets
Equity Fund

Investment Income:
Interest	$21,851
Dividends	4,867,936
Income from securities lending	97,981
Foreign withholding tax	(290,978)

Total Investment Income	4,696,790

Expenses:
Manager fees	2,306,918
Administration fees	83,627
Distribution fees — Class 2	460,000
Custodian fees	481,636
Administrative and compliance service fees	6,980
Trustees’ fees	14,556
Professional fees	28,215
Shareholder reports	28,499
Recoupment of prior expenses reimbursed by the Manager	163,325
Interest expense on cash overdraft	26,135
Other expenses	37,572

Total expenses before reductions	3,637,463
Less expenses waived/reimbursed by the Manager	(524,273)
Less expenses paid indirectly	(16,377)

Net expenses	3,096,813

Net Investment Income/(Loss)	1,599,977

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(68,713,304)
Change in unrealized appreciation/(depreciation) on investments	(35,737,450)

Net Realized/ Unrealized Gains/(Losses) on Investments	(104,450,754)

Change in Net Assets Resulting From Operations	$(102,850,777)

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Schroder Emerging
	Markets Equity Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$1,599,977	$624,939
Net realized gains/(losses) on investment transactions	(68,713,304)	47,570,664
Change in unrealized appreciation/(depreciation) on investments	(35,737,450)	(12,449,826)

Change in net assets resulting from operations	(102,850,777)	35,745,777

Dividends to Shareholders:
From net investment income:
Class 1	(921)	(292)
Class 2	(299,434)	(16,974)
From net realized gains:
Class 1	(67,410)	—
Class 2	(45,468,600)	—

Change in net assets resulting from dividends to shareholders	(45,836,365)	(17,266)

Change in net assets resulting from capital transactions	120,268,369	120,154,873

Change in net assets	(28,418,773)	155,883,384
Net Assets:
Beginning of period	249,595,546	93,712,162

End of period	$221,176,773	$249,595,546

Accumulated net investment income/(loss)	$326,998	$882,237

Capital Transactions:
Class 1
Proceeds from shares issued	29,812,481	1,120,751
Dividends reinvested	68,331	292
Value of shares redeemed	(1,025,334)	(792,342)

Total Class 1	28,855,478	328,701

Class 2
Proceeds from shares issued	149,811,595	188,276,756
Dividends reinvested	45,768,034	16,974
Value of shares redeemed	(104,166,738)	(68,467,558)

Total Class 2	91,412,891	119,826,172

Total change in Capital Transactions	120,268,369	120,154,873

Share Transactions:
Class 1
Issued	7,675,266	83,436
Reinvested	10,864	23
Redeemed	(229,607)	(57,365)

Total Class 1 Shares	7,456,523	26,094

Class 2
Issued	26,788,606	14,853,072
Reinvested	7,276,317	1,363
Redeemed	(11,107,897)	(5,620,347)

Total Class 2 Shares	22,957,026	9,234,088

Change in shares	30,413,549	9,260,182

(a)	Class 1 began operations on May 6, 2007.

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

		May 6, 2007
	Year Ended	to
	December 31,	December 31,
	2008	2007(a)

Class 1
Net Asset Value, Beginning of Period	$13.77	$11.64

Investment Activities:
Net Investment Income	0.03	0.04
Net Realized and Unrealized Gains (Losses) on Investments	(6.38)	2.10

Total from Investment Activities	(6.35)	2.14

Dividends to Shareholders From:
Net Investment Income	(0.04)	(0.01)
Net Realized Gains	(2.82)	—

Total Dividends	(2.86)	(0.01)

Net Asset Value, End of Period	$4.56	$13.77

Total Return(b) (c)	(51.82)%	19.23%

Ratios to Average Net Assets/ Supplemental Data:
Net Assets at End of Period (000’s)	$34,118	$359
Net Investment Income(d)	0.78%	0.32%
Expenses Before Reductions(d)(e)	1.70%	1.69%
Expenses Net of Reductions(d)	1.41%	1.40%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d) (f)	1.42%	1.40%
Portfolio Turnover Rate(b) (g)	158.76%	192.53%

(a)	Period from commencement of operations.

(b)	Not annualized for periods less than one year.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Financial Highlights, continued
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

			May 1, 2006
			to
	Year Ended December 31,		December 31,
	2008	2007	2006 (a)

Class 2
Net Asset Value, Beginning of Period	$13.76	$10.56	$10.00

Investment Activities:
Net Investment Income	0.02	0.03	0.02
Net Realized and Unrealized Gains (Losses) on Investments	(6.38)	3.17	0.55

Total from Investment Activities	(6.36)	3.20	0.57

Dividends to Shareholders From:
Net Investment Income	(0.02)	— (b)	(0.01)
Net Realized Gains	(2.82)	—	—

Total Dividends	(2.84)	— (b)	(0.01)

Net Asset Value, End of Period	$4.56	$13.76	$10.56

Total Return(c) (d)	(51.89)%	30.32%	5.70%

Ratios to Average Net Assets/ Supplemental Data:
Net Assets at End of Period (000’s)	$187,058	$249,236	$93,712
Net Investment Income(e)	0.86%	0.40%	0.32%
Expenses Before Reductions(e) (f)	1.95%	1.96%	2.53%
Expenses Net of Reductions(e)	1.66%	1.65%	1.55%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e) (g)	1.67%	1.65%	1.55%
Portfolio Turnover Rate(d) (h)	158.76%	192.53%	36.16%

(a)	Period from commencement of operations.

(b)	Amount less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(h)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Schroder Emerging Markets Equity Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. The Trust is authorized to offer Class 1 and Class 2 shares of the Fund. Each class of shares has identical rights and privileges except with respect to the fees paid under the Distribution and Service Plan and voting rights on matters affecting a single class of shares. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Notes to the Financial Statements, continued
December 31, 2008

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. In addition, income and realized and unrealized gains and losses are allocated to each class of shares based on its relative net assets on a daily basis.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Notes to the Financial Statements, continued
December 31, 2008

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Notes to the Financial Statements, continued
December 31, 2008

to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Schroder Investment Management North America Inc., (“Schroders”), Schroders provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Schroder Investment Management North America Ltd. (Schroder Ltd.), an affiliate of Schroders, serves as the Sub-subadviser to the Fund and is responsible for day-to-day management of the Fund’s assets. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. For its services the Sub-subadviser is entitled to a fee payable by the Subadviser. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of Class 1 is 1.40% and for Class 2 is 1.65%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL Schroder Emerging Markets Equity Fund Class 1	1.23%	1.40%
AZL Schroder Emerging Markets Equity Fund Class 2	1.23%	1.65%

*	The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.95% through April 30, 2010.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Notes to the Financial Statements, continued
December 31, 2008

are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

	Expires	Expires
	12/31/2009	12/31/2010
AZL Schroder Emerging Markets Equity Fund	$104,083	$47,661

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets of Class 2 shares. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $7,700 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Notes to the Financial Statements, continued
December 31, 2008

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 — Quoted Prices	$65,745,374	$—
Level 2 — Other Significant Observable Inputs	158,227,029	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$223,972,403	$—

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Schroder Emerging Markets Equity Fund	$380,072,457	$300,311,039

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Notes to the Financial Statements, continued
December 31, 2008

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2016
AZL Schroder Emerging Markets Equity Fund	$46,676,403

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $3,782,825 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Schroder Emerging Markets Equity Fund	$19,057,365	$26,779,000	$45,836,365

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Schroder Emerging Markets Equity Fund	$17,266	$—	$17,266

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

	Undistributed		Accumulated		Total
	Ordinary	Accumulated	Capital and	Unrealized	Accumulated
	Income	Earnings	Other Losses	Depreciation(a)	Earnings (Deficit)
AZL Schroder Emerging Markets Equity Fund	$695,200	$695,200	$(50,459,228)	$(56,407,735)	$(106,171,763)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Schroder Emerging Markets Equity Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended and financial highlights for each period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended and financial highlights for each period in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the period ended December 31, 2008, the Fund had net long-term capital gains of $26,779,000.

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

25

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

26

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

27

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

28

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

29

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

30

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1208 2/09

AZL® Schroder International
Small Cap Fund
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Schroder International Small Cap Fund
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL® Schroder International Small Cap Fund and Schroder Investment Management North America Inc. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
The AZL® Schroder International Small Cap Fund had a return of –45.58% for the 12-month period. That compared to a return of –46.86% for the benchmark index, the S&P/Citigroup Extended Market Euro-Pacific Index1.
This period was difficult for equity investors around the world. No region was immune from the impact of tightening global credit conditions and the resulting recession.
Small-cap investments in general suffered as investors fled assets they perceived to be risky. Shares of smaller companies not only are perceived as more economically sensitive than larger stocks, but the small-cap segment also has lower representation in defensive sectors such as health care, telecommunications and utilities.
The Fund’s return relative to its benchmark benefited from stock selection, primarily in continental Europe and the Pacific region, excluding Japan. In Europe, selection was strong in the health care, financial and consumer discretionary sectors. The Fund also benefited from overweight positions in shares of strong-performing European utilities.*
In the Pacific ex-Japan region, stock selection in Australia and Singapore helped the Fund outperform the benchmark. Selection in the materials, financials, industrial and health care sectors was particularly beneficial.*
Positions in Japan detracted from the Fund’s relative performance. The subadviser struggled to find genuine value in sectors such as consumer staples, financials and utilities, and the Fund held underweight positions in those sectors as a result. Investors generally favored those sectors, however. An underweight position in the Japanese market also reduced the Fund’s relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.

[1]	The S&P/Citigroup Extended Market Euro-Pacific (EMIEPAC) Index, an unmanaged global equity index comprised of the smallest 20% of each country’s market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/ Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free floatmarket capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the U.S. and Canada.

1

AZL® Schroder International Small Cap Fund Review
Fund Objective
The Fund’s investment objective is long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund invests primarily in the equity securities of smaller companies located outside the United States.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Smaller companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2008

		Since
		Inception
	1 Year	(5/1/07)

AZL® Schroder International Small Cap Fund	-45.58%	-33.34%%

S&P/Citigroup Extended Markets EuroPacific Index	-46.86%	-33.63%†

Expense Ratio

Gross

		1.52%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have entered into a written contract limiting operating expenses to 1.65% through April 30, 2010. Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is compared to the The S&P/Citigroup Extended Market Euro-Pacific (EMIEPAC) Index, an unmanaged global equity index comprised of the smallest 20% of each country’s market capitalization in the S&P/Citigroup Broad Market Global Index. (The S&P/Citigroup Broad Market Global Index captures all companies in developed and emerging markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed countries are included except the U.S. and Canada. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

†	The since inception performance data and hypothetical $10,000 investment for the S&P/Citigroup Extended Markets EuroPacific Index is calculated from 4/30/07 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder International Small Cap Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Schroder International Small Cap Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Schroder International Small Cap Fund	$1,000.00	$614.00	$6.21	1.53%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Schroder International Small Cap Fund	$1,000.00	$1,017.44	$7.76	1.53%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder International Small Cap Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Schroder International Small Cap Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Aerospace & Defense	2.2%
Auto Components	1.9
Automobiles	2.0
Beverages	0.9
Building Products	1.6
Chemicals	6.5
Commercial Banks	2.3
Commercial Services & Supplies	3.4
Communications Equipment	0.7
Computers & Peripherals	0.3
Construction & Engineering	2.9
Construction Materials	0.8
Containers & Packaging	1.9
Distributors	0.9
Diversified Consumer Services	0.3
Diversified Financial Services	6.9
Diversified REIT	0.3
Electric Utilities	1.8
Electrical Equipment	0.9
Electronic Equipment & Instruments	0.4
Energy Equipment & Services	2.8
Food & Staples Retailing	1.2
Food Products	1.7
Gas Utilities	0.7
Health Care Equipment & Supplies	2.4
Health Care Providers & Services	0.7
Hotels, Restaurants & Leisure	1.1
Household Durables	1.0
Household Products	0.1
Industrial Conglomerates	2.5
Insurance	2.5
Internet & Catalog Retail	0.3
IT Services	3.3
Leisure Equipment & Products	0.3
Machinery	6.4
Marine	0.7
Media	2.3
Metals & Mining	2.5
Multi-Utilities	2.9
Multiline Retail	0.4
Oil, Gas & Consumable Fuels	2.4
Personal Products	0.6
Pharmaceuticals	5.6
Real Estate Management & Development	0.8
Retail REIT	0.5
Semiconductors & Semiconductor Equipment	0.3
Software	2.3
Specialty Retail	5.3
Textiles, Apparel & Luxury Goods	0.2

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder International Small Cap Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

Percent of
Investments	net assets*
Tobacco	1.3%
Trading Companies & Distributors	0.2
Transportation Infrastructure	1.4
Wireless Telecommunication Services	0.4
Investment Company	3.3
Warrants	0.0

99.3%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder International Small Cap Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks (96.0%):
Aerospace & Defense (2.2%):

85,984	Meggitt plc	$199,411
21,000	MTU Aero Engines Holding AG	565,950
55,000	Saab AB	502,936

		1,268,297

Auto Components (1.9%):

8,900	Alpha Corp.	70,530
21,300	Exedy Corp.	212,874
14,000	Koito Manufacturing Co., Ltd.	86,575
46,000	Musashi Seimitsu Industry Co., Ltd.	399,881
31,800	Nifco, Inc.	323,977

		1,093,837

Automobiles (2.0%):

9,000	Accell Group NV	225,750
20,000	Rosenbauer International AG	619,270
128,000	ShinMaywa Industries, Ltd.	347,618

		1,192,638

Beverages (0.9%):

15,000	A.G. Barr plc	279,596
9,011	Hawesko Holding AG	233,339

		512,935

Building Products (1.6%):

76,000	Alumasc Group plc (The)	63,907
60,000	BSS Group plc	217,135
3,000	Geberit International AG	323,330
92,724	James Hardie Industries NV	303,607

		907,979

Chemicals (6.5%):

47,400	Aica Kogyo Co., Ltd.	528,396
126,000	Chugoku Marine Paints, Ltd.	926,072
29,400	Fujikura Kasei Co., Ltd.	152,794
1,396	Kcc Corp.	325,538
30,000	Koninklijke Ten Cate NV	677,738
8,100	Lintec Corp.	112,395
48,000	Nihon Parkerizing Co., Ltd.	416,368
740	Sika AG-BEARER	630,009

		3,769,310

Commercial Banks (2.3%):

19,800	Bank Sarasin & CIE-REG B	591,746
109,200	Dah Sing Banking Group, Ltd.	78,893
326,300	Eon Capital Bhd	303,234
56,000	Minato Bank, Ltd.	87,330
16,100	Tokyo Tomin Bank, Ltd.	260,530

		1,321,733

Commercial Services & Supplies (3.4%):

20,000	Arcadis NV	263,638
17,180	Atkins (WS) plc	166,857
35,000	BPP Holdings plc	164,962
8,000	Eurokai Kgaa	315,219
22,000	Kapsch TrafficCom AG	498,509
12,000	Nishio Rent All Co., Ltd.	86,701
100,000	Scott Wilson Group plc	138,034
35,000	Speedy Hire plc	70,740
81,982	Transpacific Industries Group, Ltd.	187,843
3,000	Xing AG*	113,669

		2,006,172

Communications Equipment (0.7%):

7,000	EVS Broadcast Equipment SA	249,541
7,500	Icom, Inc.	159,778

		409,319

Computers & Peripherals (0.3%):

23,800	Nidec Copal Corp.	166,315

Construction & Engineering (2.9%):

11,500	Bilfinger Berger AG	588,447
50,265	Downer EDII, Ltd.	135,249
30,000	Keller Group plc	249,270
20,000	Kier Group plc	261,805
22,000	Morgan Sindall plc	172,080
70,000	Redrow plc	165,134
20,745	United Group, Ltd.	120,144

		1,692,129

Construction Materials (0.8%):

54,500	DC Co., Ltd.	193,959
80,103	Fletcher Building, Ltd.	270,110

		464,069

Containers & Packaging (1.9%):

596,000	Goodpack, Ltd.	344,940
44,400	JSP Corp.	314,287
35,500	Nitta Corp.	471,254

		1,130,481

Distributors (0.9%):

70,000	Inchcape plc	37,190
36,300	Trusco Nakayama Corp.	467,759

		504,949

Diversified Consumer Services (0.3%):

10,000	Homeserve plc	141,512
6,200	InnoConcepts NV	28,635

		170,147
Diversified Financial Services (6.9%):

4,700	Acino Holding AG	1,020,480
120,000	Albemarle & Bond Holdings plc	352,106
22,174	Altamir Amboise	78,384
1,185,000	ARA Asset Management, Ltd.(a)	303,339
120,000	Azimut Holding SpA	646,286
204,000	China Everbright, Ltd.	253,484
4,500	Compagnie Financiere Tradition	293,884
136,665	Evolution Group plc	169,706
19,087	Grenkeleasing AG	483,197

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder International Small Cap Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Diversified Financial Services, continued

5,000	Hellenic Exchanges SA	$39,361
840,000	Yuanta Financial Holding Co., Ltd.	382,882

		4,023,109

Diversified REIT (0.3%):

32,500	Shaftesbury plc	169,601

Electric Utilities (1.8%):

21,000	Red Electrica Corporacion	1,063,792

Electrical Equipment (0.9%):

70,000	E2V Technologies plc	211,610
4,135	Newave Energy Holdings SA*	151,566
30,200	Sumida Corp.	168,044

		531,220

Electronic Equipment & Instruments (0.4%):

6,900	Ryosan Co., Ltd.	165,501
4,100	Sato Corp.	46,389

		211,890

Energy Equipment & Services (2.8%):

80,000	Chloride Group plc	166,591
20,000	FuGro NV	574,123
24,000	Groupe Bourbon SA	607,495
10,000	Schoeller-Blackman Oilfield Equipment AG	309,984

		1,658,193

Food & Staples Retailing (1.2%):

5,500	Greggs plc	266,342
700	Guyenne et Gascogne SA	59,954
10,100	Tsuruha Holdings Co.	390,797

		717,093

Food Products (1.7%):

697,000	Beijing Jingkelong Co., Ltd.	244,304
33,000	Cranswick plc	277,543
20,000	Trigon Agri A/S*	13,875
1,071,000	Want Want China Holdings, Ltd.	446,272

		981,994

Gas Utilities (0.7%):

20,000	Enagas	438,699

Health Care Equipment & Supplies (2.4%):

46,204	Consort Medical plc	265,084
9,900	Elekta AB, Class B	98,081
175,380	Fisher & Paykel Healthcare Corp., Ltd.	324,661
44,000	Oridion Systems, Ltd.*	299,815
39,643	Sonic Healthcare, Ltd.	403,438

		1,391,079

Health Care Providers & Services (0.7%):

6,300	MorphoSys AG*	162,399
263,000	Parkway Holdings, Ltd.	228,131

		390,530

Hotels, Restaurants & Leisure (1.1%):

16,300	His Co., Ltd.	338,675
40,000	Holidaybreak plc	112,649
58,412	Homair SA*	97,696
10,500	Tipp24 AG	86,139

		635,159

Household Durables (1.0%):

36,067	Babis Vovos International Construction SA*	449,205
23,000	Fourlis Holdings SA	160,671

		609,876

Household Products (0.1%):

43,559	Alapis Holding Industrial and Commercial SA	32,836

Industrial Conglomerates (2.5%):

3,000	Bel Sofina	200,438
4,000	Compagnie Nationale A Portefeuille	194,482
10,000	DCC plc	143,467
80,000	Mitie Group plc	237,521
100,000	Oxford Instruments plc	213,999
14,000	Rheinmetall AG	454,247

		1,444,154

Insurance (2.5%):

261,000	China Insurance International Holdings Co., Ltd.	403,878
2,400	Helvetia Patria Holding	521,596
9,000	TrygVesta AS	558,497

		1,483,971

Internet & Catalog Retail (0.3%):

75,000	Findel plc	106,161
4,500	Meetic*	66,016

		172,177

IT Services (3.3%):

19,450	Alten*	413,762
78,033	Computershare, Ltd.	426,585
3,000	Easydentic*	44,303
16,700	NEC Networks & System Integration Corp.	203,730
3,350	Obic Co., Ltd.	548,260
23,000	Sword Group	317,140

		1,953,780

Leisure Equipment & Products (0.3%):

50,000	Vitec Group plc	169,765
Machinery (6.4%):

9,000	Andritz AG	230,013

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder International Small Cap Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Machinery, continued

180,000	Assetco plc	$132,524
90,315	Bodycote plc	160,632
377	Bucher Industries AG	38,160
80,000	Daihatsu Diesel Manufacturing Co., Ltd.	515,352
6,000	Frigoglass SA	28,638
30,000	FURUKAWA-SKY Aluminum Corp.	72,462
7,400	Glory, Ltd.	144,766
35,000	Hamworthy plc	120,303
29,000	Hisaka Works, Ltd.	386,424
17,020	Hyunjin Materials Co., Ltd.*	312,856
3,900	Misumi Group, Inc.	46,796
9,600	Miura Co., Ltd.	237,623
55,000	Nabtesco Corp.	368,192
95,000	NIPPON THOMPSON Co., Ltd.	398,958
12,800	OSG Corp.	109,160
19,000	Union Tools Co.	433,891

		3,736,750

Marine (0.7%):

29,459	Store Electronic*	423,608

Media (2.3%):

460,000	C.I.R. SPA	473,644
55,000	Daily Mail & General Trust plc NV, Class A	214,575
119,927	Fairfax Media, Ltd.	137,556
73,000	Television Broadcasts, Ltd.	239,179
35,000	United Business Media, Ltd.	257,605

		1,322,559

Metals & Mining (2.5%):

230,000	China Molybdenum Co., Ltd.	105,741
104,000	DAIDO STELL Co., Ltd.	314,686
84,000	Dowa Holdings Co., Ltd.	309,062
152,968	Iluka Resources, Ltd.*	497,823
14,152	TK Corp.*	253,710

		1,481,022

Multi-Utilities (2.9%):

52,907	Acea SpA	716,707
10,000	BKW FMB Energie AG	972,591

		1,689,298

Multiline Retail (0.4%):

4,563	Hyundai Dept. Store*	225,842

Oil, Gas & Consumable Fuels (2.4%):

20,000	Hunting plc	120,951
50,000	John Wood Group plc	136,356
8,100	MODEC, Inc.	157,384
10,000	Rubis	629,874
19,600	SBM Offshore NV	256,812
7,892	SFC Smart Fuel Cell AG*	75,085

		1,376,462

Personal Products (0.6%):

13,000	Oriflame Cosmetics SA	376,891

Pharmaceuticals (5.6%):

1,552	Basilea Pharmaceutica AG*	219,080
40,000	Dechra Pharmaceuticals plc	211,841
5,000	Gerresheimer AG	139,032
13,000	Ipsen SA	507,536
7,428	Laboratorios Farmaceuticos
7,428	Rovi SA	60,753
25,800	Nichi-iko Pharmaceutical Co., Ltd.	803,100
25,000	Pronova BioPharma AS*	83,146
7,600	Tsumura & Co.	281,980
6,500	Virbac SA	523,714
2,412	Yuhan Corp.*	420,462

		3,250,644

Real Estate Management & Development (0.8%):

658,000	Agile Property Holdings, Ltd.	347,204
62,500	Grainger Trust plc	123,051

		470,255

Retail REIT (0.5%):

238,000	CapitaMall Trust	265,073

Semiconductors & Semiconductor Equipment (0.3%):

65,000	CSR plc*	159,132

Software (2.3%):

15,079	Exact Holding NV	277,085
131,000	F-Secure OYJ	345,062
1,576	Invision Software AG*	8,910
32,000	Smartrac NV*	547,320
13,000	Temenos Group AG*	173,578

		1,351,955

Specialty Retail (5.3%):

49,100	Arcs Co., Ltd.	820,982
40,000	Jumbo SA	242,450
120,000	Mobilezone Holding AG	760,747
19,000	Nishimatsuya Chain Co., Ltd.	173,725
29,000	Saft Groupe SA	783,390
13,600	Tsutsumi Jewelry Co., Ltd.	289,417

		3,070,711

Textiles, Apparel & Luxury Goods (0.2%):

868,000	Prime Success International Group, Ltd.	141,992

Tobacco (1.3%):

55,000	Swedish Match AB	787,772
Trading Companies & Distributors (0.2%):
35,000	Sig plc	90,340

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder International Small Cap Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Transportation Infrastructure (1.4%):

15,000	Forth Ports plc	$198,654
63,000	Hopewell Holdings, Ltd.	208,390
343,000	Smrt Corp., Ltd.	395,032

		802,076

Wireless Telecommunication Services (0.4%):

12,000	Elisa Oyj	207,689

Total Common Stocks (Cost $94,693,622)		55,919,299

Investment Company (3.3%):
1,923,670	Dreyfus Treasury Prime Cash Management, 0.17%(b)	1,923,670

Total Investment Company (Cost $1,923,670)		1,923,670

Warrants (0.0%):
Containers & Packaging (0.0%):

74,500	Goodpack, Ltd.*	6,207

Total Warrants (Cost $—)		6,207

Total Investment Securities (Cost $96,617,292)(c) — 99.3%		57,849,176
Net other assets (liabilities) — 0.7%		421,226

Net Assets — 100.0%		$58,270,402

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

PLC—Public Liability Co.

SPA—Standby Purchase Agreement

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The Subadviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	The rate presented represents the effective yield at December 31, 2008.

(c)	Cost for federal income tax purposes is $96,890,380. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$1,226,271
Unrealized depreciation	(40,267,475)

Net unrealized depreciation	$(39,041,204)

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder International Small Cap Fund
Schedule of Portfolio Investments, continued
December 31, 2008

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country	Percentage
Japan	23.1%
United Kingdom	12.1%
Switzerland	9.9%
France	7.9%
Germany	5.5%
Netherlands	4.9%
Australia	3.8%
Hong Kong	3.7%
United States	3.3%
Italy	3.2%
Sweden	3.1%
Austria	2.9%
Spain	2.7%
Korea	2.7%
Singapore	2.1%
Greece	1.7%
Belgium	1.1%
New Zealand	1.0%
Denmark	1.0%
Finland	1.0%
Taiwan	0.7%
China	0.6%
Bermuda	0.5%
Malaysia	0.5%
Israel	0.5%
Ireland	0.3%
Norway	0.1%
Georgia	0.1%

100.0%

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL Schroder
International
Small Cap Fund

Assets:
Investment securities, at cost	$96,617,292

Investment securities, at value	$57,849,176
Interest and dividends receivable	58,654
Foreign currency, at value (cost $331,149)	330,504
Receivable for capital shares issued	37,603
Reclaim receivable	77,216
Prepaid expenses	1,517

Total Assets	58,354,670

Liabilities:
Payable for investments purchased	1,171
Payable for capital shares redeemed	10,508
Manager fees payable	45,597
Administration fees payable	2,278
Distribution fees payable	11,399
Administrative and compliance services fees payable	797
Other accrued liabilities	12,518

Total Liabilities	84,268

Net Assets	$58,270,402

Net Assets Consist of:
Capital	$111,897,181
Accumulated net investment income/(loss)	(5,485)
Accumulated net realized gains/(losses) from investment transactions	(14,848,294)
Net unrealized appreciation/(depreciation) on investments	(38,773,000)

Net Assets	$58,270,402

Shares of beneficial interest (unlimited number of shares authorized, no par value)	11,719,903
Net Asset Value (offering and redemption price per share)	$4.97

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL Schroder
International
Small Cap Fund

Investment Income:
Dividends	$2,491,026
Income from securities lending	98,967
Foreign withholding tax	(196,010)

Total Investment Income	2,393,983

Expenses:
Manager fees	761,993
Administration fees	33,968
Distribution fees	190,498
Custodian fees	105,960
Administrative and compliance service fees	3,073
Trustees’ fees	6,560
Professional fees	12,514
Shareholder reports	4,766
Interest expense on cash overdraft	18,590
Other expenses	41,496

Total expenses	1,179,418

Net Investment Income/(Loss)	1,214,565

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(13,993,320)
Change in unrealized appreciation/(depreciation) on investments	(33,491,174)

Net Realized/Unrealized Gains/(Losses) on Investments	(47,484,494)

Change in Net Assets Resulting From Operations	$(46,269,929)

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Schroder
	International Small Cap Fund
	For the	For the Period
	Year Ended	May 1, 2007 to
	December 31,	December 31,
	2008	2007

Change in Net Assets:
Operations:
Net investment income/(loss)	$1,214,565	$167,137
Net realized gains/(losses) on investment transactions	(13,993,320)	(1,186,383)
Change in unrealized appreciation/(depreciation) on investments	(33,491,174)	(5,281,826)

Change in net assets resulting from operations	(46,269,929)	(6,301,072)

Dividends to Shareholders:
From net investment income	(1,166,269)	—

Change in net assets resulting from dividends to shareholders	(1,166,269)	—

Capital Transactions:
Proceeds from shares issued	61,342,469	106,632,500
Proceeds from dividends reinvested	1,166,269	—
Value of shares redeemed	(42,294,070)	(14,839,496)

Change in net assets from capital transaction	20,214,668	91,793,004

Change in net assets	(27,221,530)	85,491,932
Net Assets:
Beginning of period	85,491,932	—

End of period	$58,270,402	$85,491,932

Accumulated net investment income/ (loss)	$(5,485)	$(7,570)

Share Transactions:
Shares issued	8,027,826	10,705,625
Dividends reinvested	246,048	—
Shares redeemed	(5,717,508)	(1,542,088)

Change in shares	2,556,366	9,163,537

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder International Small Cap Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	May 1, 2007 to
	December 31,	December 31,
	2008	2007 (a)

Net Asset Value, Beginning of Period	$9.33	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.11	0.02
Net Realized and Unrealized Gains/(Losses) on Investments	(4.37)	(0.69)

Total from Investment Activities	(4.26)	(0.67)

Dividends to Shareholders From:
Net Investment Income	(0.10)	—

Total Dividends	(0.10)	—

Net Asset Value, End of Period	$4.97	$9.33

Total Return(b) (c)	(45.58)%	(6.70)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$58,270	$85,492
Net Investment Income/(Loss)(d)	1.60%	0.30%
Expenses Before Reductions(d)	1.55%	1.52%
Portfolio Turnover Rate(c)	39.09%	26.74%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

See accompanying notes to the financial statements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder International Small Cap Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Schroder International Small Cap Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder International Small Cap Fund
Notes to the Financial Statements, continued
December 31, 2008

hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder International Small Cap Fund
Notes to the Financial Statements, continued
December 31, 2008

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder International Small Cap Fund
Notes to the Financial Statements, continued
December 31, 2008

Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Schroder Investment Management North America Inc. (“Schroders”), Schroders provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Schroder Investment Management North America Ltd (Schroder Ltd), an affiliate of Schroders, serves as the Sub-subadviser to the Fund and is responsible for day-to-day management of the Fund’s assets. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. For its services the Sub-subadviser is entitled to a fee payable by the Subadviser. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.65%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Schroder International Small Cap Fund	1.00%	1.65%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder International Small Cap Fund
Notes to the Financial Statements, continued
December 31, 2008

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $3,220 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

For the year ended December 31, 2008, the Fund paid approximately $3,786 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder International Small Cap Fund
Notes to the Financial Statements, continued
December 31, 2008

valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 — Quoted Prices	$1,923,670	$—
Level 2 — Other Significant Observable Inputs	55,925,506	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$57,849,176	$—

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Schroder International Small Cap Fund	$51,636,240	$28,691,584

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires	Expires
	12/31/2015	12/31/2016
AZL Schroder International Small Cap Fund	$568,349	$12,674,040

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $1,338,302 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder International Small Cap Fund
Notes to the Financial Statements, continued
December 31, 2008

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Gains	Distributions(a)
AZL Schroder International Small Cap Fund	$1,166,269	$—	$1,166,269

(a)	Total distributions paid may differ from Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Total
	Accumulated		Accumulated
	Capital and	Unrealized	Earnings
	Other Losses	Depreciation(a)	(Deficit)
AZL Schroder International Small Cap Fund	$(14,580,691)	$(39,046,088)	$(53,626,779)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Schroder International Small Cap Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each period in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets and financial highlights for each period in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

24

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

25

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

26

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

27

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

28

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

29

The Allianz VIP Funds will be distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.
ANNRPTI208 2/09

AZL® Small Cap Stock Index Fund
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Small Cap Stock Index Fund
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL® Small Cap Stock Index Fund and The Dreyfus Corporation serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
For the 12-month period ended December 31, 2008, the AZL® Small Cap Stock Index Fund returned —30.94%. That compared to a —31.07% total return for its benchmark, the S&P SmallCap 600 Index1. The passively managed Fund mildly outperformed the index because the sampling process it uses to approximate the benchmark led it to slightly underweight positions in less-liquid stocks during extreme market conditions.
The U.S. stock market suffered its worst year since the Great Depression, as troubles in the U.S. housing market developed into a credit crisis and a global recession. Consumer spending, which stayed strong in the early part of the period, dropped sharply toward the end of the period, with a negative impact on many of the small-cap stocks that make up the portfolio. Every sector of the S&P 600 finished the year with a loss, despite a modest rebound in the last six weeks of the period that was driven in part by developments in government policy.
Small-cap stocks outperformed U.S. large caps, as measured by the S&P 500 Index1, by nearly six percentage points. Small stocks’ superior performance came largely as a result of the S&P 600’s lack of exposure to large financial stocks. Financials stocks in the S&P 500 fell 56.95% for the period, compared to a loss of 27.90% for the financial sector in the S&P 600.
With the slowdown in consumer spending, the technology and consumer discretionary sectors were the worst-performing economic sectors in the Fund. Many companies in each sector rely on financing to fund expansion, and depend on a limited number of products for sales. Thus the spending pullback and the liquidity crisis severely affected returns.
Utilities proved to be the Fund’s best-performing sector, in part because many utilities companies are regulated, cash-heavy businesses that were insulated from the credit crisis. Consumer staples was the next-best performing sector. Companies in that sector sell essential products, so their sales generally held up well in the face of declining spending.*
The traditionally defensive health care sector finished the period down significantly, as smaller service companies suffered when larger health care firms and insurers pulled back spending. But certain biotechnology stocks benefited from drug approvals and partnerships, posting positive returns despite the difficult environment.*

Past performance does not guarantee future results.
*     The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.
1     The S&P SmallCap 600 Index (“S&P 600”) is representative of 600 domestic small capitalization stocks chosen for market size, liquidity and industry group representation. The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® Small Cap Stock Index Fund Review
Fund Objective
The Fund’s investment objective is to seek to match the performanceof the Standard & Poor’s Small Cap 600 Index. This objective may be changed by the Trustees of the Fund without shareholder approval. To pursue this goal the Fund’s Subdaviser invests in a representative sample of stocks included in the S&P SmallCap 600 Index and in futures whose performance is related to the index rather than attempting to replicate the index.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.
International investing involves increased risk and volatility.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2008

		Since
		Inception
	1 Year	(5/1/07)

AZL® Small Cap Stock Index Fund	-30.94%	-22.70%

S&P SmallCap 600 Index	-31.07%	-22.93%†

Expense Ratio

Gross	0.87%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, to 0.58% through April 30, 2010. Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the S&P SmallCap 600 Index, an unmanaged index which is representative of 600 domestic small capitalization stocks chosen for market size, liquidity and industry group representation. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Small Cap Stock Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Small Cap Stock Index Fund	$1,000.00	$744.40	$2.67	0.61%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Small Cap Stock Index Fund	$1,000.00	$1,022.07	$3.10	0.61%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Small Cap Stock Index Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Aerospace & Defense	3.0%
Air Freight & Logistics	0.5
Airline	0.3
Auto Components	0.3
Automobiles	0.0
Beverages	0.1
Biotechnology	1.2
Building Products	1.3
Capital Markets	1.0
Chemicals	1.5
Commercial Banks	8.1
Commercial Services & Supplies	3.8
Communications Equipment	1.9
Computers & Peripherals	0.7
Construction & Engineering	0.6
Construction Materials	0.6
Consumer Finance	0.5
Containers & Packaging	0.4
Distributors	0.0
Diversified Consumer Services	0.7
Diversified Financial Services	1.2
Diversified REIT	0.1
Diversified Telecommunication Services	0.2
Electric Utilities	1.4
Electrical Equipment	2.2
Electronic Equipment & Instruments	3.3
Energy Equipment & Services	2.5
Food & Staples Retailing	1.4
Food Products	1.5
Gas Utilities	3.2
Health Care Equipment & Supplies	4.7
Health Care Providers & Services	5.5
Health Care Technology	0.5
Hotels, Restaurants & Leisure	3.0
Household Durables	0.6
Household Products	0.3
Industrial Conglomerates	0.2
Insurance	3.5
Internet & Catalog Retail	0.3
Internet Software & Services	1.6
IT Services	1.5
Leisure Equipment & Products	1.0
Life Sciences Tools & Services	0.6
Machinery	4.2
Marine	0.4
Media	0.3
Metals & Mining	0.6
Multi-Utilities	0.7
Multiline Retail	0.2

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

Percent of
Investments	net assets*
Oil, Gas & Consumable Fuels	1.7%
Paper & Forest Products	0.5
Personal Products	0.4
Pharmaceuticals	0.8
Real Estate Investment Trusts (REITs)	5.5
Residential REIT	0.2
Road & Rail	1.6
Semiconductors & Semiconductor Equipment	3.7
Software	3.0
Specialized REITs	0.3
Specialty Retail	3.5
Textiles, Apparel & Luxury Goods	2.4
Thrifts & Mortgage Finance	0.7
Tobacco	0.1
Trading Companies & Distributors	0.7
Water Utilities	0.1
U.S. Treasury Obligations	0.3
Investment Company	2.0

100.7%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks (98.4%):
Aerospace & Defense (3.0%):

12,582	AAR Corp.*	$231,635
3,000	Axsys Technologies, Inc.*	164,580
10,961	Ceradyne, Inc.*	222,618
6,112	Cubic Corp.	166,246
16,065	Curtiss-Wright Corp.	536,410
10,453	Esterline Technologies Corp.*	396,064
16,600	Gencorp, Inc.*	61,088
14,493	Moog, Inc., Class A*	530,009
22,316	Orbital Sciences Corp.*	435,832
12,239	Teledyne Technologies, Inc.*	545,247
5,684	Triumph Group, Inc.	241,343

		3,531,072

Air Freight & Logistics (0.5%):

9,691	Forward Air Corp.	235,200
13,405	HUB Group, Inc., Class A*	355,635

		590,835

Airline (0.3%):

21,923	SkyWest, Inc.	407,768

Auto Components (0.3%):

9,431	ATC Technology Corp.*	137,976
7,488	Drew Industries, Inc.*	89,856
8,900	Spartan Motors, Inc.	42,097
11,320	Superior Industries International, Inc.	119,086

		389,015

Automobiles (0.0%):

4,842	Winnebago Industries, Inc.	29,197

Beverages (0.1%):

2,550	Boston Beer Company, Inc. (The), Class A*	72,420

Biotechnology (1.2%):

13,681	ArQule, Inc.*	57,734
21,308	Cubist Pharmaceuticals, Inc.*	514,801
11,461	Martek Biosciences Corp.	347,383
21,816	Regeneron Pharmaceuticals, Inc.*	400,542
16,296	Savient Pharmaceuticals, Inc.*	94,354

		1,414,814

Building Products (1.3%):

10,576	Apogee Enterprises, Inc.	109,567
14,154	Griffon Corp.*	132,057
16,878	Lennox International, Inc.	544,990
6,429	NCI Building Systems, Inc.*	104,793
15,299	Quanex Building Products Corp.	143,352
13,293	Simpson Manufacturing Co., Inc.	369,014
6,613	Universal Forest Products, Inc.	177,956

		1,581,729

Capital Markets (1.0%):

14,849	Investment Technology Group, Inc.*	337,369
21,320	Labranche & Co., Inc.*	102,123
15,682	OptionsXpress Holdings, Inc.	209,512
5,763	Piper Jaffray Cos., Inc.*	229,137
9,986	SWS Group, Inc.	189,235
10,150	Tradestation Group, Inc.*	65,467

		1,132,843

Chemicals (1.5%):

8,943	Arch Chemicals, Inc.	233,144
18,057	Calgon Carbon Corp.*	277,356
7,712	Georgia Gulf Corp.	8,252
18,202	H.B. Fuller Co.	293,234
4,394	NewMarket Corp.	153,395
10,295	OM Group, Inc.*	217,327
3,100	Penford Corp.	31,372
25,586	PolyOne Corp.*	80,596
4,414	Quaker Chemical Corp.	72,610
11,404	Schulman, Inc.	193,868
2,385	Stepan Co.	112,071
7,983	Zep, Inc.	154,152

		1,827,377

Commercial Banks (8.1%):

18,441	Boston Private Financial Holdings, Inc.	126,136
10,248	Cascade Bancorp	69,174
9,537	Central Pacific Financial Corp.	95,751
5,970	Columbia Banking System, Inc.	71,222
12,193	Community Bank System, Inc.	297,387
21,188	East West Bancorp, Inc.	338,372
29,404	First Bancorp	327,561
26,776	First Commonwealth Financial Corp.	331,487
11,761	First Financial Bancorp	145,719
8,015	First Financial Bankshares, Inc.	442,508
17,726	First Midwest Bancorp, Inc.	353,988
17,772	Frontier Financial Corp.	77,486
20,064	Glacier Bancorp, Inc.	381,617
8,023	Hancock Holding Co.	364,726
13,750	Hanmi Financial Corp.	28,325
5,064	Home Bancshares, Inc.	136,475
8,954	Independent Bank Corp.	19,341
5,760	Independent Bank Corp.	150,682
6,100	Irwin Financial Corp.*	7,869
7,050	Nara Bancorp, Inc.	69,302
27,937	National Penn Bancshares, Inc.	405,366
23,776	Old National Bancorp	431,772
9,277	PrivateBancorp, Inc.	301,131
14,485	Prosperity Bancshares, Inc.	428,611
10,047	Provident Bankshares Corp.	97,054

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Commercial Banks, continued

9,039	S & T Bancorp, Inc.	$320,884
11,905	Signature Bank*	341,554
26,225	South Financial Group, Inc.	113,292
7,819	Sterling Bancorp	109,701
24,337	Sterling Bancshares, Inc.	147,969
18,657	Sterling Financial Corp.	164,182
29,875	Susquehanna Bancshares, Inc.	475,311
2,671	Tompkins Financial Corp.	154,784
40,041	UCBH Holdings, Inc.	275,482
11,085	UMB Financial Corp.	544,717
21,487	Umpqua Holdings Corp.	310,917
13,866	United Bankshares, Inc.	460,629
13,310	United Community Banks, Inc.	180,752
23,022	Whitney Holding Corp.	368,122
8,464	Wilshire Bancorp, Inc.	76,853
7,173	Wintrust Financial Corp.	147,549

		9,691,760

Commercial Services & Supplies (3.8%):

13,922	ABM Industries, Inc.	265,214
8,992	Administaff, Inc.	194,587
13,056	Bowne & Co., Inc.	76,769
6,451	CDI Corp.	83,476
4,606	Consolidated Graphics, Inc.*	104,280
7,391	G & K Services, Inc., Class A	149,446
17,336	Geo Group, Inc. (The)*	312,568
14,549	Healthcare Services Group, Inc.	231,766
9,774	Heartland Payment Systems, Inc.	171,045
7,488	Heidrick & Struggles International, Inc.	161,292
8,391	HMS Holdings Corp.*	264,484
18,958	Interface, Inc.	87,965
10,294	Mobile Mini, Inc.*	148,440
15,310	On Assignment, Inc.*	86,808
12,700	Rewards Network, Inc.*	32,893
6,712	School Specialty, Inc.*	128,333
21,388	Spherion Corp.*	47,267
7,000	Standard Register Co. (The)	62,510
20,151	Tetra Tech, Inc.*	486,647
12,641	Ticketmaster Entertainment, Inc.*	81,155
17,811	Trueblue, Inc.*	170,451
8,131	United Stationers, Inc.*	272,307
7,004	Viad Corp.	173,279
3,437	Volt Information Sciences, Inc.*	24,850
15,222	Watson Wyatt Worldwide, Inc.	727,916

		4,545,748

Communications Equipment (1.9%):

43,752	Arris Group, Inc.*	347,828
3,650	Bel Fuse, Inc., Class B	77,380
6,183	Black Box Corp.	161,500
13,851	Blue Coat Systems, Inc.*	116,348
8,630	Comtech Telecommunications Corp.*	395,427
9,619	Digi International, Inc.*	78,010
4,820	EMS Technologies, Inc.*	124,693
34,302	Harmonic, Inc.*	192,434
12,564	NETGEAR, Inc.*	143,355
7,491	PC-Tel, Inc.	49,216
16,808	Symmetricom, Inc.*	66,392
23,425	Tekelec*	312,490
8,324	ViaSat, Inc.*	200,442

		2,265,515

Computers & Peripherals (0.7%):

47,267	Adaptec, Inc.*	155,981
9,892	Avid Technology, Inc.*	107,922
2,115	Catapult Communications Corp.*	13,895
8,658	Hutchinson Technology, Inc.*	30,130
17,503	Intermec, Inc.*	232,440
14,247	Novatel Wireless, Inc.*	66,106
6,524	Stratasys, Inc.*	70,133
12,185	Synaptics, Inc.*	201,784

		878,391

Construction & Engineering (0.6%):

23,917	Emcor Group, Inc.*	536,459
9,583	Insituform Technologies, Inc.*	188,689

		725,148

Construction Materials (0.6%):

14,690	Eagle Materials, Inc.	270,443
16,084	Headwaters, Inc.*	108,567
9,084	Texas Industries, Inc.	313,398

		692,408

Consumer Finance (0.5%):

10,957	Cash America International, Inc.	299,674
10,970	First Cash Financial Services, Inc.*	209,088
5,813	World Acceptance Corp.*	114,865

		623,627

Containers & Packaging (0.4%):

10,808	Myers Industries, Inc.	86,464
12,960	Rock-Tenn Co., Class A	442,973

		529,437

Distributors (0.0%):

4,295	Audiovox Corp., Class A*	21,518

Diversified Consumer Services (0.7%):

4,989	Capella Education Co.*	293,153
8,468	Coinstar, Inc.*	165,211
16,159	Interval Leisure Group, Inc.*	87,097

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Diversified Consumer Services, continued

3,179	Pre-paid Legal Services, Inc.*	$118,545
7,371	Universal Technical Institute, Inc.*	126,560

		790,566

Diversified Financial Services (1.2%):

2,893	CorVel Corp.*	63,588
8,668	Financial Federal Corp.	201,705
6,959	Greenhill & Co., Inc.	485,530
31,130	Guaranty Financial Group, Inc.*	81,249
5,111	Portfolio Recovery Associates, Inc.*	172,956
9,191	Stifel Financial Corp.*	421,407

		1,426,435

Diversified REIT (0.1%):

18,562	Colonial Properties Trust	154,621

Diversified Telecommunication Services (0.2%):

30,876	FairPoint Communications, Inc.	101,273
13,512	General Communication, Inc., Class A*	109,312

		210,585

Electric Utilities (1.4%):

8,941	ALLETE, Inc.	288,526
21,223	Cleco Corp.	484,521
14,159	El Paso Electric Co.*	256,136
9,579	UIL Holdings Corp.	287,657
11,471	Unisource Energy Corp.	336,789

		1,653,629

Electrical Equipment (2.2%):

9,182	A.O. Smith Corp.	271,053
15,255	Acuity Brands, Inc.	532,552
15,504	Baldor Electric Co.	276,746
16,482	Belden CDT, Inc.	344,144
19,554	Brady Corp., Class A	468,318
4,276	C&D Technologies, Inc.*	13,384
8,468	II-VI, Inc.*	161,654
5,606	Magnetek, Inc.*	13,454
11,240	Regal-Beloit Corp.	427,008
8,324	Vicor Corp.	55,022

		2,563,335

Electronic Equipment & Instruments (3.3%):

5,850	Agilysys, Inc.	25,096
10,432	Anixter International, Inc.*	314,212
4,967	Applied Signal Technology, Inc.	89,108
23,928	Benchmark Electronics, Inc.*	305,561
22,215	Brightpoint, Inc.*	96,635
13,505	Checkpoint Systems, Inc.*	132,889
15,320	Cognex Corp.	226,736
14,937	CTS Corp.	82,303
11,877	Daktronics, Inc.	111,169
8,869	Electro Scientific Industries, Inc.*	60,220
18,761	Insight Enterprises, Inc.*	129,451
12,021	Itron, Inc.*	766,218
3,864	Keithley Instruments, Inc.	14,104
6,966	Littlelfuse, Inc.*	115,636
9,800	LoJack Corp.*	40,376
6,951	Mercury Computer Systems, Inc.*	43,861
15,846	Methode Electronics, Inc.	106,802
5,777	MTS Systems Corp.	153,899
8,700	Network Equipment Technologies, Inc.*	25,056
12,328	Newport Corp.*	83,584
8,130	Park Electrochemical Corp.	154,145
13,190	Plexus Corp.*	223,570
8,328	RadiSys Corp.*	46,054
7,545	Rogers Corp.*	209,525
9,372	ScanSource, Inc.*	180,598
17,431	Technitrol, Inc.	60,660
5,131	Tollgrade Communications, Inc.*	24,526
15,648	TTM Technologies, Inc.*	81,526

		3,903,520

Energy Equipment & Services (2.5%):

19,959	Atwood Oceanics, Inc.*	304,974
8,001	Basic Energy Services, Inc.*	104,333
9,513	Bristow Group, Inc.*	254,853
7,264	CARBO Ceramics, Inc.	258,090
10,966	Dril-Quip, Inc.*	224,913
7,174	Gulf Island Fabrication, Inc.	103,377
7,428	Hornbeck Offshore Services, Inc.*	121,374
31,018	ION Geophysical Corp.*	106,392
6,203	Lufkin Industries, Inc.	214,003
8,937	Matrix Service Co.*	68,547
6,988	NATCO Group, Inc.*	106,078
18,013	Oil States International, Inc.*	336,663
14,239	Pioneer Drilling Co.*	79,311
7,115	Seacor Holdings, Inc.*	474,215
6,497	Superior Well Services, Inc.*	64,970
27,061	TETRA Technologies, Inc.*	131,516

		2,953,609

Food & Staples Retailing (1.4%):

4,749	Cal-Maine Foods, Inc.	136,296
17,422	Casey’s General Stores, Inc.	396,699
9,104	Cracker Barrel Old Country Store, Inc.	187,451
6,087	Diamond Foods, Inc.	122,653
10,484	Great Atlantic & Pacific Tea Co., Inc.*	65,735
4,540	Nash Finch Co.	203,801

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Food & Staples Retailing, continued

7,506	Spartan Stores, Inc.	$174,515
7,354	The Andersons, Inc.	121,194
14,954	United Natural Foods, Inc.*	266,480

		1,674,824

Food Products (1.5%):

6,443	Balchem Corp.	160,495
33,112	Darling International, Inc.*	181,785
5,750	Green Mountain Coffee Roasters, Inc.*	222,525
14,384	Hain Celestial Group, Inc.*	274,591
4,951	J & J Snack Foods Corp.	177,642
9,756	Lance, Inc.	223,803
3,768	Peet’s Coffee & Tea, Inc.*	87,606
5,977	Sanderson Farms, Inc.	206,565
10,873	Treehouse Foods, Inc.*	296,180

		1,831,192

Gas Utilities (3.2%):

32,387	Atmos Energy Corp.	767,572
8,621	Laclede Group, Inc. (The)	403,807
15,394	New Jersey Resources Corp.	605,754
8,716	Northwest Natural Gas Co.	385,509
25,108	Piedmont Natural Gas Co., Inc.	795,170
10,620	South Jersey Industries, Inc.	423,207
15,767	Southwest Gas Corp.	397,644

		3,778,663

Health Care Equipment & Supplies (4.7%):

7,861	Abaxis, Inc.*	126,012
26,868	American Medical Systems Holdings, Inc.*	241,543
4,729	Analogic Corp.	129,007
14,180	ArthroCare Corp.*	67,639
10,495	CONMED Corp.*	251,250
17,105	Cooper Companies, Inc.	280,522
9,918	CryoLife, Inc.*	96,304
8,308	Cyberonics, Inc.*	137,664
4,292	Datascope Corp.	224,214
7,848	Greatbatch, Inc.*	207,658
8,831	Haemonetics Corp.*	498,951
4,103	ICU Medical, Inc.*	135,973
24,736	Immucor, Inc.*	657,483
6,338	Integra LifeSciences Holdings*	225,443
13,144	Invacare Corp.	203,995
4,237	Kensey Nash Corp.*	82,240
11,732	Mentor Corp.	362,871
13,798	Meridian Bioscience, Inc.	351,435
10,089	Merit Medical Systems, Inc.*	180,896
4,170	MWI Veterinary Supply, Inc.*	112,423
9,077	Natus Medical, Inc.*	117,547
7,050	Osteotech, Inc.*	11,915
6,592	Palomar Medical Technologies, Inc.*	76,006
5,379	Surmodics, Inc.*	135,927
13,371	Symmetry Medical, Inc.*	106,567
19,925	Theragenics Corp.*	23,312
11,247	West Pharmaceutical Services, Inc.	424,799
7,581	Zoll Medical Corp.*	143,205

		5,612,801

Health Care Providers & Services (5.5%):

3,768	Air Methods Corp.*	60,250
9,408	Amedisys, Inc.*	388,927
18,914	AMERIGROUP Corp.*	558,341
12,370	AMN Healthcare Services, Inc.*	104,650
10,945	AmSurg Corp.*	255,456
15,116	Centene Corp.*	297,936
7,786	Chemed Corp.	309,649
11,593	Cross Country Healthcare, Inc.*	101,903
9,971	Gentiva Health Services, Inc.*	291,752
17,125	Healthspring, Inc.*	341,986
13,867	Healthways, Inc.*	159,193
22,760	Hillenbrand, Inc.	379,637
11,596	Inventiv Health, Inc.*	133,818
3,837	Landauer, Inc.	281,252
10,018	LCA-Vision, Inc.	41,174
4,743	LHC Group, Inc.*	170,748
14,002	Magellan Health Services, Inc.*	548,318
8,170	MedCath Corp.*	85,295
4,912	Molina Healthcare, Inc.*	86,500
10,514	Odyssey Healthcare, Inc.*	97,255
14,692	Owens & Minor, Inc.	553,154
16,309	Pediatrix Medical Group, Inc.*	516,995
10,358	PetMed Express, Inc.*	182,612
21,045	PSS World Medical, Inc.*	396,067
6,623	RehabCare Group, Inc.*	100,405
8,997	Res-Care, Inc.*	135,135

		6,578,408

Health Care Technology (0.5%):

19,145	Eclipsys Corp.*	271,668
11,768	Omnicell, Inc.*	143,687
14,795	Phase Forward, Inc.*	185,233

		600,588

Hotels, Restaurants & Leisure (3.0%):

5,295	Buffalo Wild Wings, Inc.*	135,817
11,441	California Pizza Kitchen, Inc.*	122,647
9,377	CEC Entertainment, Inc.*	227,392
16,218	CKE Restaurants, Inc.	140,772
5,429	DineEquity, Inc.	62,759
19,043	Jack in the Box, Inc.*	420,660
3,882	Landry’s Restaurants, Inc.	45,031
7,766	Marcus Corp.	126,042
2,061	Monarch Casino & Resort, Inc.*	24,011

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued

2,642	O’Charley’s, Inc.	$5,284
9,929	P.F. Chang’s China Bistro, Inc.*	207,913
11,472	Panera Bread Co., Class A*	599,297
8,777	Papa John’s International, Inc.*	161,760
18,170	Pinnacle Entertainment, Inc.*	139,546
4,967	Red Robin Gourmet Burgers*	83,595
13,340	Ruby Tuesday, Inc.*	20,810
5,781	Ruth’s Hospitality Group, Inc.*	7,978
21,899	Shuffle Master, Inc.*	108,619
20,101	Sonic Corp.*	244,629
6,128	Steak n Shake Co. (The)*	36,462
20,444	Texas Roadhouse, Inc., Class A*	158,441
18,232	WMS Industries, Inc.*	490,441

		3,569,906

Household Durables (0.6%):

22,403	Champion Enterprises, Inc.*	12,546
9,272	Ethan Allen Interiors, Inc.	133,239
15,129	La-Z-Boy, Inc.	32,830
5,799	M/I Homes, Inc.	61,121
10,023	Meritage Corp.*	121,980
1,731	National Presto Industries, Inc.	133,287
4,649	Russ Berrie & Co., Inc.*	13,807
1,226	Skyline Corp.	24,508
40,947	Standard-Pacific Corp.*	72,886
7,152	Universal Electronics, Inc.*	116,005

		722,209

Household Products (0.3%):

27,193	Central Garden & Pet Co., Class A*	160,438
5,230	WD-40 Co.	147,957

		308,395

Industrial Conglomerates (0.2%):

5,493	Standex International Corp.	108,981
8,836	Tredegar, Inc.	160,639

		269,620

Insurance (3.5%):

2,861	American Physicians Capital, Inc.	137,614
6,722	Amerisafe, Inc.*	138,003
12,972	Catalyst Health Solutions, Inc.*	315,868
15,241	Delphi Financial Group, Inc., Class A	281,044
5,801	Infinity Property & Casualty Corp.	271,081
13,405	National Financial Partners Corp.	40,751
4,518	Navigators Group, Inc.*	248,083
7,276	Presidential Life Corp.	71,960
11,894	ProAssurance Corp.*	627,765
6,882	RLI Corp.	420,903
5,746	Safety Insurance Group, Inc.	218,693
18,271	Selective Insurance Group, Inc.	418,954
6,189	Stewart Information Services Corp.	145,380
7,182	Tower Group, Inc.	202,604
7,651	United Fire & Casualty Co.	237,717
13,030	Zenith National Insurance Corp.	411,357

		4,187,777

Internet & Catalog Retail (0.3%):

6,365	Blue Nile, Inc.*	155,879
14,546	HSN, Inc.*	105,749
6,537	Stamps.com, Inc.*	64,259

		325,887

Internet Software & Services (1.6%):

4,681	Bankrate, Inc.*	177,878
23,360	CyberSource Corp.*	280,086
14,611	DealerTrack Holdings, Inc.*	173,725
16,609	InfoSpace, Inc.	125,398
5,096	Integral Systems, Inc.*	61,407
16,738	Interwoven, Inc.*	210,899
16,265	J2 Global Communications, Inc.*	325,950
13,730	Perficient, Inc.*	65,629
9,315	The Knot, Inc.*	77,501
30,418	United Online, Inc.	184,637
14,679	Websense, Inc.*	219,745

		1,902,855

IT Services (1.5%):

10,360	CACI International, Inc., Class A*	467,132
20,498	CIBER, Inc.*	98,595
13,098	CSG Systems International, Inc.*	228,822
5,606	Forrester Research, Inc.*	158,145
8,350	Gevity HR, Inc.	12,609
6,159	Maximus, Inc.	216,243
7,794	StarTek, Inc.*	34,683
12,667	Sykes Enterprises, Inc.*	242,193
5,044	SYNNEX Corp.*	57,149
10,250	Tyler Technologies, Inc.*	122,795
13,069	Wright Express Corp.*	164,669

		1,803,035

Leisure Equipment & Products (1.0%):

27,554	Brunswick Corp.	116,002
10,813	JAKKS Pacific, Inc.*	223,072
450	Nautilus Group, Inc. (The)*	995
12,704	Polaris Industries, Inc.	363,970
18,609	Pool Corp.	334,404

continued

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Leisure Equipment & Products, continued

7,644	RC2 Corp.*	$81,561
6,157	Sturm, Ruger & Co., Inc.*	36,757

		1,156,761

Life Sciences Tools & Services (0.6%):

15,848	Cambrex Corp.*	73,218
6,728	Dionex Corp.*	301,751
10,882	Enzo Biochem, Inc.*	53,213
4,337	Kendle International, Inc.*	111,548
18,681	PAREXEL International Corp.*	181,392

		721,122

Machinery (4.2%):

6,257	Actuant Corp, Inc.	172,067
19,980	Actuant Corp., Class A	380,020
7,013	Albany International Corp., Class A	89,766
6,127	Astec Industries, Inc.*	191,959
14,578	Barnes Group, Inc.	211,381
17,763	Briggs & Stratton Corp.	312,451
3,033	Cascade Corp.	90,565
17,608	CLARCOR, Inc.	584,233
5,664	Enpro Industries, Inc.*	122,003
19,631	Gardner Denver, Inc.*	458,188
7,885	Gerber Scientific, Inc.*	40,292
10,989	John Bean Technologies Corp.	89,780
11,710	Kaydon Corp.	402,238
4,100	Lindsay Manufacturing Co.	130,339
6,798	Lydall, Inc.*	39,089
12,908	Mueller Industries, Inc.	323,733
12,833	Robbins & Myers, Inc.	207,510
13,579	Toro Co.	448,107
6,213	Valmont Industries, Inc.	381,230
7,505	Wabash National Corp.	33,773
10,328	Watts Water Technologies, Inc., Class A	257,890

		4,966,614

Marine (0.4%):

19,261	Kirby Corp.*	526,981

Media (0.3%):

3,007	4Kids Entertainment, Inc.*	5,894
6,500	AH Belo Corp., Class A	14,170
9,999	Arbitron, Inc.	132,787
16,009	E.W. Scripps Co. (The), Class A	35,380
27,191	Live Nation, Inc.*	156,076

		344,307

Metals & Mining (0.6%):

5,998	A.M. Castle & Co.	64,958
7,470	AMCOL International Corp.	156,497
7,818	Brush Engineered Materials, Inc.*	99,445
13,057	Century Aluminum Co.*	130,570
11,460	Gibraltar Industries, Inc.	136,832
2,852	Olympic Steel, Inc.	58,095
8,771	RTI International Metals, Inc.*	125,513

		771,910

Multi-Utilities (0.7%):

20,851	Avista Corp.	404,092
3,477	Central Vermont Public Service Corp.	82,961
5,886	CH Energy Group, Inc.	302,482

		789,535

Multiline Retail (0.2%):

14,431	Fred’s, Inc.	155,278
16,162	Tuesday Morning Corp.*	26,344

		181,622

Oil, Gas & Consumable Fuels (1.7%):

14,966	Holly Corp.	272,830
14,013	Penn Virginia Corp.	364,058
5,083	Petroleum Development Corp.*	122,348
16,100	PetroQuest Energy, Inc.*	108,836
22,074	St. Mary Land & Exploration Co.	448,323
13,102	Stone Energy Corp.*	144,384
11,749	Swift Energy Co.*	197,500
10,737	World Fuel Services Corp.	397,269

		2,055,548

Paper & Forest Products (0.5%):

13,181	Buckeye Technologies, Inc.*	47,979
6,950	Clearwater Paper Corp.*	58,311
3,342	Deltic Timber Corp.	152,896
7,050	Neenah Paper, Inc.	62,322
5,600	Schweitzer-Mauduit International, Inc.	112,112
18,746	Wausau Paper Corp.	214,454

		648,074

Personal Products (0.4%):

6,680	Chattem, Inc.*	477,820
7,700	Mannatech, Inc.	18,865

		496,685

Pharmaceuticals (0.8%):

8,498	Noven Pharmaceuticals, Inc.*	93,478
12,284	Par Pharmaceutical Cos., Inc.*	164,729
10,848	PharMerica Corp.*	169,988
16,082	Salix Pharmaceuticals, Inc.*	142,004
27,701	ViroPharma, Inc.*	360,667

		930,866

Real Estate Investment Trusts (REITs) (5.5%):

10,353	Acadia Realty Trust	147,737
29,218	BioMed Realty Trust, Inc.	342,435
19,355	Cedar Shopping Centers, Inc.	137,033
9,161	EastGroup Properties, Inc.	325,948

continued

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Real Estate Investment Trusts (REITs), continued

11,570	Entertainment Properties Trust	$344,786
30,708	Extra Space Storage, Inc.	316,907
10,269	Forestar Group, Inc.*	97,761
20,976	Franklin Street Properties Corp.	309,396
11,304	Home Properties, Inc.	458,942
21,462	Inland Real Estate Corp.	278,577
12,007	Kilroy Realty Corp.	401,754
11,902	Kite Realty Group Trust	66,175
28,482	Lexington Corporate Properties Trust	142,410
7,751	LTC Properties, Inc.	157,190
22,965	Medical Properties Trust, Inc.	144,909
9,196	Mid-America Apartment Communities, Inc.	341,723
28,760	National Retail Properties, Inc.	494,385
5,550	Parkway Properties, Inc.	99,900
15,177	Pennsylvania Real Estate Investment Trust	113,069
5,957	PS Business Parks, Inc.	266,040
41,530	Senior Housing Properties Trust	744,218
7,579	Sovran Self Storage, Inc.	272,844
11,484	Tanger Factory Outlet Centers, Inc.	432,028
7,627	Urstadt Biddle Properties, Inc., Class A	121,498

		6,557,665

Residential REIT (0.2%):

15,290	Post Properties, Inc.	252,285

Road & Rail (1.6%):

10,201	Arkansas Best Corp.	307,152
21,969	Heartland Express, Inc.	346,232
19,384	Knight Transportation, Inc.	312,470
18,442	Landstar System, Inc.	708,726
9,583	Old Dominion Freight Line, Inc.*	272,732

		1,947,312

Semiconductors & Semiconductor Equipment (3.7%):

6,819	Actel Corp.*	79,919
13,534	Advanced Energy Industries, Inc.*	134,663
12,778	ATMI, Inc.*	197,165
35,200	Axcelis Technologies, Inc.*	17,952
21,694	Brooks Automation, Inc.*	126,042
8,846	Cabot Microelectronics Corp.*	230,615
6,864	Cohu, Inc.	83,398
9,423	Cymer, Inc.*	206,458
54,650	Cypress Semiconductor Corp.*	244,285
10,512	Diodes, Inc.*	63,703
10,943	DSP Group, Inc.*	87,763
15,206	Exar Corp.*	101,424
12,725	FEI Co.*	239,994
7,708	Hittite Microwave Corp.*	227,078
6,728	Intevac, Inc.*	34,111
24,849	Kopin Corp.*	50,692
19,522	Kulicke & Soffa Industries, Inc.*	33,187
19,875	Micrel, Inc.	145,286
29,013	Microsemi Corp.*	366,724
18,646	MKS Instruments, Inc.*	275,774
7,396	Pericom Semiconductor Corp.*	40,530
11,362	Rudolph Technologies, Inc.*	40,108
60,386	Skyworks Solutions, Inc.*	334,538
7,676	Standard Microsystems Corp.*	125,426
4,578	Supertex, Inc.*	109,918
52,411	TriQuint Semiconductor, Inc.*	180,294
7,679	Ultratech, Inc.*	91,841
25,927	Varian Semiconductor Equipment Associates, Inc.*	469,797
9,954	Veeco Instruments, Inc.*	63,108

		4,401,793

Software (3.0%):

16,311	Blackbaud, Inc.	220,198
14,572	Concur Technologies, Inc.*	478,253
22,061	Epicor Software Corp.*	105,893
11,677	Epiq Systems, Inc.*	195,123
5,920	Faro Technologies, Inc.*	99,811
31,360	Informatica Corp.*	430,573
10,426	JDA Software Group, Inc.*	136,893
9,976	Manhattan Associates, Inc.*	157,721
28,855	Micros Systems, Inc.*	470,914
9,187	Phoenix Technology, Ltd.*	32,154
14,721	Progress Software Corp.*	283,526
6,266	Quality Systems, Inc.	273,323
11,966	Radiant Systems, Inc.*	40,325
10,100	Smith Micro Software, Inc.*	56,156
7,900	Sonic Solutions*	13,904
6,127	SPSS, Inc.*	165,184
28,409	Take-Two Interactive Software, Inc.	214,772
9,919	Taleo Corp., Class A*	77,666
20,004	THQ, Inc.*	83,817

		3,536,206

Specialized REITs (0.3%):

30,241	DiamondRock Hospitality, Co.	153,322
15,203	LaSalle Hotel Properties	167,993

		321,315

Specialty Retail (3.5%):

18,183	Aaron Rents, Inc.	484,031
11,087	Big 5 Sporting Goods Corp.	57,763
9,761	Buckle, Inc. (The)	212,985
12,475	Cabela’s, Inc., Class A*	72,729
11,593	Cato Corp.	175,054
7,597	Charlotte Russe Holdings, Inc.*	49,304
7,639	Children’s Place Retail Stores, Inc.*	165,613
11,945	Christopher & Banks Corp.	66,892
16,822	Dress Barn, Inc.*	180,668

continued

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Specialty Retail, continued

17,433	Finish Line, Class A	$97,625
7,555	Genesco, Inc.	127,831
6,895	Group 1 Automotive, Inc.	74,259
10,698	Gymboree Corp.*	279,111
3,051	Haverty Furniture Co., Inc.	28,466
11,167	Hibbett Sports, Inc.*	175,434
17,889	HOT Topic, Inc.*	165,831
9,618	Jo-Ann Stores, Inc.*	148,983
7,455	Jos. A. Bank Clothiers, Inc.*	194,948
3,549	Lithia Motors, Inc., Class A	11,570
16,770	Men’s Wearhouse, Inc.	227,066
7,265	Midas, Inc.*	76,210
12,640	Nutri/System, Inc.	184,418
26,916	OfficeMax, Inc.	205,638
9,936	Pep Boys — Manny, Moe & Jack	41,036
5,553	Sonic Automotive, Inc.	22,101
12,536	Stage Store, Inc.	103,422
12,240	Tractor Supply Co.*	442,354
8,250	Tween Brands, Inc.*	35,640
7,397	Zale Corp.*	24,632
6,407	Zumiez, Inc.*	47,732

		4,179,346

Textiles, Apparel & Luxury Goods (2.4%):

14,722	Brown Shoe Co., Inc.	124,695
21,545	Carter’s, Inc.*	414,957
18,356	Crocs, Inc.*	22,761
4,729	Deckers Outdoor Corp.*	377,705
17,782	Fossil, Inc.*	296,959
20,982	Iconix Brand Group, Inc.*	205,204
10,584	K-Swiss, Inc., Class A	120,658
32,077	Liz Claiborne, Inc.	83,400
8,728	Maidenform Brands, Inc.*	88,589
7,859	Movado Group, Inc.	73,796
6,367	Oxford Industries, Inc.	55,839
3,762	Perry Ellis International, Inc.*	23,851
38,237	Quiksilver Resources, Inc.*	70,356
10,361	Skechers U.S.A., Inc., Class A*	132,828
7,215	True Religion Apparel, Inc.*	89,755
5,489	UniFirst Corp.	162,968
6,525	Volcom, Inc.*	71,123
18,901	Wolverine World Wide, Inc.	397,677

		2,813,121

Shares or
Principal		Fair
Amount		Value
Thrifts & Mortgage Finance (0.7%):

5,327	Anchor BanCorp Wisconsin, Inc.	14,703
17,640	Bank Mutual Corp.	203,566
3,694	BankAtlantic Bancorp, Inc., Class A	21,425
22,355	Brookline Bancorp, Inc.	238,081
12,000	Corus Bankshares, Inc.	13,320
8,925	Dime Community Bancshares	118,702
18,678	Flagstar Bancorp, Inc.*	13,261
26,264	TrustCo Bank Corp.	249,771

		872,829

Tobacco (0.1%):

38,402	Alliance One International, Inc.*	112,902

Trading Companies & Distributors (0.7%):

13,700	Applied Industrial Technologies, Inc.	259,204
7,663	Kaman Corp., Class A	138,930
1,521	Lawson Products, Inc.	34,755
10,409	Watsco, Inc.	399,706

		832,595

Water Utilities (0.1%):

5,151	American States Water Co.	169,880

Total Common Stocks (Cost $164,713,694)		117,360,356

U.S. Treasury Obligations (0.3%):
U.S. Treasury Bills (0.0%)

$20,000	0.00%, 3/19/09(a)	19,998
320,000	0.16%, 6/18/09(a)+	319,764

Total U.S. Treasury Obligations (Cost $339,764)		339,762

Investment Company (2.0%):
2,430,486	Dreyfus Treasury Prime Cash Management, 0.17%(b)	2,430,486

Total Investment Company (Cost $2,430,486)		2,430,486

Total Investment Securities (Cost $167,483,944)(c) — 100.7%		120,130,604
Net other assets (liabilities) — (0.7)%		(865,259)

Net Assets — 100.0%		$119,265,345

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

+	Investment securities are segregated as collateral. The fair value of these securities is $319,764.

REIT—Real Estate Investment Trust

(a)	The rate presented represents the effective yield at time of purchase.

continued

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2008

(b)	The rate presented represents the effective yield at December 31, 2008.

(c)	Cost for federal income tax purposes is $173,782,598. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$1,071,650
Unrealized depreciation	(54,723,644)

Net unrealized depreciation	$(53,651,994)

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008

Country	Percentage
United States	97.3%
Puerto Rico	2.7%

Total	100.0%

Future Contracts

Securities with an aggregate fair value of $319,764 have been segregated with the custodian to cover margin requirements for the following open contracts as of December 31, 2008.

				Unrealized
		Expiration	Number of	Appreciation/
Description	Type	Date	Contracts	(Depreciation)
Russell 2000 Index Mini March Futures	Long	3/09	34	$110,262

See accompanying notes to the financial statements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL Small
Cap Stock
Index Fund

Assets:
Investment securities, at cost	$167,483,944

Investment securities, at value	$120,130,604
Cash	36,010
Dividend income	167,853
Receivable for capital shares issued	213,157
Receivable for investments sold	40,006
Receivable for variation margin on futures contracts	48,620
Receivable from Manager	7,254
Prepaid expenses	3,133

Total Assets	120,646,637

Liabilities:
Payable for investments purchased	1,348,641
Administration fees payable	4,631
Distribution fees payable	23,156
Administrative and compliance services fees payable	758
Other accrued liabilities	4,106

Total Liabilities	1,381,292

Net Assets	$119,265,345

Net Assets Consist of:
Capital	$184,021,088
Accumulated net investment income/(loss)	—
Accumulated net realized gains/(losses) from investment transactions	(17,512,665)
Net unrealized appreciation/(depreciation) on investments	(47,243,078)

Net Assets	$119,265,345

Shares of beneficial interest (unlimited number of shares authorized, no par value)	18,765,041
Net Asset Value (offering and redemption price per share)	$6.36

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL Small
Cap Stock
Index Fund

Investment Income:
Dividends	$779,613
Income from securities lending	52,320

Total Investment Income	831,933

Expenses:
Manager fees	127,787
Administration fees	23,129
Distribution fees	122,872
Custodian fees	41,630
Administrative and compliance service fees	1,880
Trustees’ fees	5,024
Professional fees	6,657
Shareholder reports	6,385
Interest expense on cash overdraft	10,848
Other expenses	30,833

Total expenses before reductions	377,045
Less expenses waived/reimbursed by the Manager	(81,134)

Net expenses	295,911

Net Investment Income/(Loss)	536,022

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(17,013,898)
Net realized gains/(losses) on futures transactions	(465,538)
Change in unrealized appreciation/(depreciation) on investments	(45,492,945)

Net Realized/Unrealized Gains/(Losses) on Investments	(62,972,381)

Change in Net Assets Resulting From Operations	$(62,436,359)

See accompanying notes to the financial statements.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Small
	Cap Stock Index Fund
	For the
	Year Ended	May 1, 2007 to
	December 31,	December 31,
	2008	2007(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$536,022	$108,697
Net realized gains/(losses) on investment transactions	(17,479,436)	230,181
Change in unrealized appreciation/(depreciation) on investments	(45,492,945)	(1,750,133)

Change in net assets resulting from operations	(62,436,359)	(1,411,255)

Dividends to Shareholders:
From net investment income	(605,125)	(126,554)
From net realized gains on investments	(26,256)	(223,156)

Change in net assets resulting from dividends to shareholders	(631,381)	(349,710)

Capital Transactions:
Proceeds from shares issued	201,014,619	24,818,717
Proceeds from dividends reinvested	631,381	349,710
Value of shares redeemed	(41,374,156)	(1,346,221)

Change in net assets resulting from capital transactions	160,271,844	23,822,206

Change in net assets	97,204,104	22,061,241
Net Assets:
Beginning of period	22,061,241	—

End of period	$119,265,345	$22,061,241

Accumulated net investment income/(loss)	$—	$—

Share Transactions:
Shares issued	21,968,186	2,479,848
Dividends reinvested	104,723	37,442
Shares redeemed	(5,687,491)	(137,667)

Change in shares	16,385,418	2,379,623

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	May 1, 2007 to
	December 31,	December 31,
	2008	2007(a)

Net Asset Value, Beginning of Period	$9.27	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.03	0.04
Net Realized and Unrealized Gains/(Losses) on Investments	(2.90)	(0.63)

Total from Investment Activities	(2.87)	(0.59)

Dividends to Shareholders From:
Net Investment Income	(0.03)	(0.05)
Net Realized Gains	(0.01)	(0.09)

Total Dividends	(0.04)	(0.14)

Net Asset Value, End of Period	$6.36	$9.27

Total Return(b) (c)	(30.94)%	(5.83)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$119,265	$22,061
Net Investment Income/(Loss)(d)	1.09%	0.73%
Expenses Before Reductions(d) (e)	0.77%	0.87%
Expenses Net of Reductions(d)	0.60%	0.58%
Portfolio Turnover Rate(c)	89.22%	19.08%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Small Cap Stock Index Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Notes to the Financial Statements, continued
December 31, 2008

hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Notes to the Financial Statements, continued
December 31, 2008

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Notes to the Financial Statements, continued
December 31, 2008

Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had the no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and The Dreyfus Corporation (“Dreyfus”), Dreyfus provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense of the Fund is 0.58%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Small Cap Stock Index Fund	0.26%	0.58%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

	Expires	Expires
	12/31/2010	12/31/2011
AZL Small Cap Stock Index Fund	$42,556	$81,134

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Notes to the Financial Statements, continued
December 31, 2008

amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $2,113 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Notes to the Financial Statements, continued
December 31, 2008

valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 — Quoted Prices	$119,790,842	$110,262
Level 2 — Other Significant Observable Inputs	339,762	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$120,130,604	$110,262

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Small Cap Stock Index Fund	$206,892,473	$48,856,013

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2016
AZL Small Cap Stock Index Fund	$7,145,963

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $3,957,786 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Notes to the Financial Statements, continued
December 31, 2008

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Small Cap Stock Index Fund	$615,807	$15,574	$631,381

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Small Cap Stock Index Fund	$341,966	$7,744	$349,710

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

	Accumulated		Total
	Capital and	Unrealized	Accumulated
	Other Losses	Depreciation(a)	Earnings (Deficit)
AZL Small Cap Stock Index Fund	$(11,103,749)	$(53,651,994)	$(64,755,743)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Small Cap Stock Index Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each period in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets and financial highlights for each period in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 98.93% of the total ordinary income distributions paid during the year ended December 31, 2008 qualify for the corporate dividends received deduction.

For the period ended December 31, 2008, the Fund had net long-term capital gains of $15,574.

27

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

28

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

29

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

30

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

31

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

32

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

33

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

34

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.
ANNRPT1208 2/09

AZL TargetPLUSSM Balanced Fund
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL TargetPLUSSM Balanced Fund
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL TargetPLUSSM Balanced Fund and First Trust Advisors L.P. serves as Subadviser to the Fund on the equity portfolio and Pacific Investment Management Company LLC (“PIMCO”) serves as Subadviser to the Fund on the fixed income portfolio.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
For the 12-month period ended December 31, 2008, the AZL TargetPLUSSM Balanced Fund returned –24.40%. That compared to a –37.31%,
–37.00% and 5.24% total return for the Fund’s benchmarks, the Russell 3000® Index1, S&P 500 Index1 and the Barclays Capital U.S. Aggregate Bond Index1, respectively.
This Fund invests through an equity portfolio and two fixed-income portfolios: one managed with a goal of producing total return and the other managed for diversified income.
The equity portion of this Fund is measured against the Russell 3000® Index. An overweight position in the materials sector detracted from the equity portfolio’s relative return during the period. Stock selection in the consumer discretionary and financial sectors also hurt relative performance, as did selection and an underweight position in the health care sector. Selection of energy stocks also weighed on relative performance. Likewise, an underweight stake in consumer staples hurt returns against the benchmark, as this was the benchmark’s best- performing sector during 2008.
An overweight position in telecommunications and solid stock selection in that sector helped the stock allocation’s performance relative to the equity benchmark. An overweight position in utilities stocks also boosted relative returns, as did selection in that sector.*
The fixed-income total return portfolio was positioned on the front end of the yield curve in certain developed foreign countries, such as the Euroland. This move boosted relative returns, as markets priced in rate cuts by central banks worldwide. Positioning for a steepening yield curve in the U.S., U.K. and Euroland also proved positive for relative performance, as did an underweight stake in corporate securities.*
An emphasis on financial companies’ debt detracted from the fixed-income total return portfolio’s relative returns, as did an overweight position in agency mortgage-backed securities. That said, the Fund’s relative performance benefited from its avoidance of non-agency mortgage and asset-backed securities.*
In the diversified income portfolio, favorable asset allocation—including an emphasis on emerging markets and a de-emphasis on high-yield and investment-grade credit—helped performance relative to the benchmark. An underweight position in spread duration during the majority of the year also helped, as credit spreads widened. An off-benchmark allocation to emerging market currencies boosted relative performance, although the currencies gave back some of their gains during the year’s second half. Underweighting the high-yield sector improved returns against the benchmark as well, as the spreads between high-yield bonds and U.S. Treasuries widened to historic levels.*
An allocation to high-quality financial issues dragged on relative returns, as did exposure to bank loans in the latter part of the year. Within emerging market debt, overweight stakes in Russia and Ukraine detracted from performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.

[1]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Standard & Poor’s 500 Index (“S&P 500 Index”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. Stock market as a whole. The Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index) is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Funds primary index is the Russell 3000® Index, however to provide a broader market comparative we have also listed additional indices. Investors cannot invest directly in an index.

1

AZL TargetPLUSSM Balanced Fund Review
Fund Objective
The investment objective of the Fund is long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity and fixed income securities. Under normal market conditions, the Manager will allocate 45% to 55% of the Fund’s assets to the Equity Portfolio and the remaining balance of the Fund’s assets to the Fixed Income Portfolio.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Returns as of December 31, 2008

		Since
		Inception
	1 Year	(5/1/07)

AZL TargetPLUSSM Balanced Fund	-24.40%	-14.34%
Russell 3000® Index	-37.31%	-24.66%
S&P 500 Index	-37.00%	-24.19%
Barclays Captial U.S. Aggregate Bond Index	5.24%	6.06%†

Expense Ratio
Gross	1.30%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have entered into a written agreement limiting operating expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, to 0.89% through April 30, 2010. Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 3000® Index and the Standard & Poor’s 500 Index (“S&P 500 Index”). The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The S&P 500 Index is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. stock market as a whole. The Barclays Capital U.S. Aggregate Bond Index is a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

†	The since inception performance data and hypothetical $10,000 investment for the Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index) is calculated from 4/30/07 which is the closest available date for the Index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL TargetPLUS Balanced Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL TargetPLUS Balanced Fund	$1,000.00	$811.80	$4.60	1.01%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending Account	Expenses Paid	Expense Ratio
	Account Value	Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL TargetPLUS Balanced Fund	$1,000.00	$1,020.06	$5.13	1.01%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL TargetPLUS Balanced Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Asset Backed Securities	0.4%
Aerospace & Defense	0.5
Airline	0.7
Auto Components	1.1
Automobiles	0.7
Biotechnology	1.2
Capital Markets	1.8
Chemicals	1.5
Commercial Banks	5.9
Commercial Services & Supplies	0.9
Containers & Packaging	0.2
Diversified Consumer Services	1.7
Diversified Financial Services	1.0
Diversified Telecommunication Services	1.7
Electric Utilities	0.9
Electronic Equipment, Instruments & Component	0.3
Food & Staples Retailing	0.8
Food Products	0.5
Gas Utilities	1.9
Health Care Equipment & Supplies	0.4
Health Care Providers & Services	0.5
Health Care Technology	0.1
Hotels, Restaurants & Leisure	1.5
Household Durables	0.4
Industrial Conglomerates	1.9
Insurance	0.9
IT Services	1.4
Life Sciences Tools & Services	0.5
Machinery	0.6
Media	1.1
Metals & Mining	2.7
Multi-Utilities	1.3
Multiline Retail	1.2
Oil, Gas & Consumable Fuels	1.6
Paper & Forest Products	0.4
Pharmaceuticals	1.2
Real Estate Management & Development	1.7
Specialty Retail	1.2
Thrifts & Mortgage Finance	0.8
Tobacco	0.4
Transportation Infrastructure	0.9
Convertible Bonds	0.2
Corporate Bonds	6.7
Yankee Dollars	0.3
Preferred Stocks	0.6
Municipal Bonds	0.4
U.S. Government Agency Mortgages	47.2
U.S. Treasury Obligations	1.1

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

Percent of
Investments	net assets*
Repurchase Agreements	17.0%
Foreign Bonds	0.3
Investment Companies	3.6
Purchased Call Option	0.3
Put Options Purchased	0.0

124.1%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Asset Backed Securities (0.4%):
$200,000	SLM Student Loan Trust, Series 2008-9, Class A, 5.04%, 4/25/23 (a)+	$187,444

Total Asset Backed Securities (Cost $199,202)		187,444

Common Stocks (46.0%):
Aerospace & Defense (0.5%):

2,436	American Science & Engineering, Inc.	180,166
881	Axsys Technologies, Inc.*	48,332

		228,498

Airline (0.7%):

289,000	Cathay Pacific Airways, Ltd.	325,908

Auto Components (1.1%):

225,788	GKN plc	319,609
18,863	Superior Industries International, Inc.	198,439

		518,048

Automobiles (0.7%):

5,276	DaimlerChrysler AG	201,965
7,714	Honda Motor Co., Ltd., ADR	164,617

		366,582

Biotechnology (1.2%):

5,781	Amgen, Inc.*	333,853
3,771	Myriad Genetics, Inc.*	249,866

		583,719

Capital Markets (1.8%):

6,357	Credit Suisse Group, SP ADR	179,649
5,274	Deutsche Bank AG	214,599
6,782	Stifel Financial Corp.*	310,955
13,338	UBS AG*	190,733

		895,936

Chemicals (1.5%):

11,661	E.I. du Pont de Nemours & Co.	295,023
6,521	Eastman Chemical Co.	206,781
8,979	Sensient Technologies Corp.	214,419

		716,223

Commercial Banks (5.9%):

27,310	Allied Irish Banks plc, SP ADR	128,084
21,197	Banco Santander SA, SP ADR	201,160
16,995	Barclays plc, ADR	166,551
20,113	First Bancorp	224,059
5,802	First Financial Bankshares, Inc.	320,329
3,688	First Financial Corp.	151,171
18,764	FNB Corp.	247,685
5,345	Home Bancshares, Inc.	144,048
27,759	Huntington Bancshares, Inc.	212,634
8,832	KB Financial Group, Inc., ADR*	231,398
16,412	Lloyds TSB Group plc, SP ADR	126,372
21,541	Regions Financial Corp.	171,466
10,301	Royal Bank of Scotland Group plc, SP ADR	157,502
7,119	SunTrust Banks, Inc.	210,295
15,677	Umpqua Holdings Corp.	226,846

		2,919,600

Commercial Services & Supplies (0.9%):

12,874	Navigant Consulting, Inc.*	204,310
17,138	R.R. Donnelley & Sons Co.	232,734

		437,044

Containers & Packaging (0.2%):

2,984	Rock-Tenn Co., Class A	101,993

Diversified Consumer Services (1.7%):

4,205	Apollo Group, Inc., Class A*	322,187
3,090	ITT Educational Services, Inc.*	293,488
1,140	Strayer Education, Inc.	244,428

		860,103

Diversified Financial Services (1.0%):

18,614	Bank of America Corp.	262,085
21,704	ING Groep NV, ADR	240,915

		503,000

Diversified Telecommunication Services (1.7%):

139,231	BT Group plc	273,493
11,860	Deutsche Telekom AG, ADR	181,458
7,280	Nippon Telegraph & Telephone Corp., ADR	197,943
12,425	Telecom Italia SPA, ADR	201,906

		854,800

Electric Utilities (0.9%):

18,140	Korea Electric Power Corp., ADR*	210,605
7,306	Pinnacle West Capital Corp.	234,742

		445,347

Electronic Equipment, Instruments & Component: (0.3%):

3,689	Hitachi, Ltd., SP ADR	144,387

Food & Staples Retailing (0.8%):

1,008	Nash Finch Co.	45,249
1,827	Spartan Stores, Inc.	42,478
5,699	Wal-Mart Stores, Inc.	319,486

		407,213

Food Products (0.5%):

7,691	Flowers Foods, Inc.	187,353
2,492	Treehouse Foods, Inc.*	67,882

		255,235

Gas Utilities (1.9%):

6,485	Laclede Group, Inc. (The)	303,758

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Gas Utilities, continued

20,724	Piedmont Natural Gas Co., Inc.	$656,329

		960,087

Health Care Equipment & Supplies (0.4%):

4,593	CryoLife, Inc.*	44,598
1,797	Greatbatch, Inc.*	47,549
4,714	STERIS Corp.	112,617

		204,764

Health Care Providers & Services (0.5%):

7,840	Gentiva Health Services, Inc.*	229,398

Health Care Technology (0.1%):

1,537	Computer Programs & Systems, Inc.	41,192

Hotels, Restaurants & Leisure (1.5%):

106,936	Ladbrokes plc	285,923
5,581	McDonald’s Corp.	347,082
2,340	Panera Bread Co., Class A*	122,242

		755,247

Household Durables (0.4%):

8,477	Sony Corp., SP ADR	185,392

Industrial Conglomerates (1.9%):

403,000	Citic Pacific, Ltd.	439,127
17,741	General Electric Co.	287,404
13,835	Textron, Inc.	191,891

		918,422

Insurance (0.9%):

37,140	AEGON NV	224,697
9,887	Axa, ADR	222,161

		446,858

IT Services (1.4%):

285,025	LogicaCMG plc	284,594
7,633	ManTech International Corp., Class A*	413,632

		698,226

Life Sciences Tools & Services (0.5%):

11,060	Luminex Corp.*	236,242

Machinery (0.6%):

15,387	Briggs & Stratton Corp.	270,657

Media (1.1%):

585,637	ITV plc	335,696
29,712	New York Times Co., Class A	217,789

		553,485

Metals & Mining (2.7%):

27,405	Alcoa, Inc.	308,580
6,763	ArcelorMittal, Class A	166,302
10,807	Compass Minerals International, Inc.	633,939
2,902	POSCO, ADR	218,376

		1,327,197

Multi-Utilities (1.3%):

18,208	NiSource, Inc.	199,742
6,345	SCANA Corp.	225,882
6,676	Veolia Environment, ADR	211,696

		637,320

Multiline Retail (1.2%):

7,423	Dollar Tree, Inc.*	310,281
11,184	Family Dollar Stores, Inc.	291,567

		601,848

Oil, Gas & Consumable Fuels (1.6%):

3,080	Clayton Williams Energy, Inc.*	139,955
9,765	Goodrich Petroleum Corp.*	292,462
7,259	Petro-Canada	158,900
8,838	Repsol YPF SA, ADR	190,105

		781,422

Paper & Forest Products (0.4%):

18,553	MeadWestvaco Corp.	207,608

Pharmaceuticals (1.2%):

17,873	Pfizer, Inc.	316,531
20,837	ViroPharma, Inc.*	271,298

		587,829

Real Estate Management & Development (1.7%):

391,000	New World Developments Co., Ltd.	399,472
408,000	Sino Land Co., Ltd.	426,433

		825,905

Specialty Retail (1.2%):

2,972	AutoZone, Inc.*	414,505
3,515	Buckle, Inc. (The)	76,697
2,863	Tractor Supply Co.*	103,469

		594,671

Thrifts & Mortgage Finance (0.8%):

13,817	First Niagara Financial Group, Inc.	223,421
12,891	Washington Federal, Inc.	192,849

		416,270

Tobacco (0.4%):

6,606	Universal Corp.	197,321

Transportation Infrastructure (0.9%):

452,000	Cosco Pacific, Ltd.	465,363

Total Common Stocks (Cost $23,993,601)		22,706,360

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Principal		Fair
Amount		Value
Convertible Bonds (0.2%):
Diversified Financial Services (0.2%):

$100,000	Prudential Financial, Inc., 0.37%, 12/15/37, Callable 6/16/09 @ 100(a)+	$94,650

Total Convertible Bonds (Cost $97,604)		94,650

Corporate Bonds (6.7%):
Commercial Banks (2.4%):

100,000	ANZ National Bank, Ltd., 6.20%, 7/19/13(b)+	96,756
100,000	Bank of America Corp., Series L, 1.88%, 6/22/12, MTN(a)+	100,450
200,000	Bank of America Corp., 8.13%, 12/31/49+	143,858
100,000	Barclays Bank plc, 6.05%, 12/4/17(b)+	88,219
100,000	Barclays Bank plc, 7.43%, 9/29/49(a) (b)+	50,558
100,000	New York Community Bank, 3.00%, 12/16/11+	102,681
100,000	PNC Funding Corp., 2.30%, 6/22/12+	100,999
100,000	Regions Bank, 3.25%, 12/9/11+	104,036
200,000	SunTrust Bank, Inc., 3.00%, 11/16/11+	206,821
100,000	UBS AG Stamford CT, 5.88%, 12/20/17+	91,864
100,000	Wachovia Bank NA, 2.33%, 3/15/16(a)+	72,313
10,000	Wells Fargo Co., 5.25%, 10/23/12+	10,185

		1,168,740

Commercial Services & Supplies (0.0%):

25,000	First Data Corp., 9.88%, 9/24/15, Callable 9/30/11 @ 104.94+	15,125

Diversified Consumer Services (0.5%):

100,000	American Express Credit Co., Series C, 5.88%, 5/2/13+	95,998
100,000	Citigroup Capital XXI, 8.40%, 12/21/57, Callable 12/21/37 @ 100+	77,124
10,000	General Electric Capital Corp., 5.25%, 10/19/12+	10,072
100,000	John Deere Capital Corp., 2.94%, 6/10/11(a)+	91,249

		274,443

Shares or
Principal		Fair
Amount		Value
Diversified Financial Services (3.0%):

100,000	American General Finance Corp., Series G, 5.38%, 9/1/09, MTN+	71,517
300,000	American International Group, 8.25%, 8/15/18+	219,576
100,000	Citigroup, Inc., 6.13%, 11/21/17+	101,054
200,000	Citigroup, Inc., 8.45%, 4/29/49+	132,058
100,000	Goldman Sachs Group, Inc., 5.95%, 1/18/18+	94,817
200,000	Goldman Sachs Group, Inc., 6.15%, 4/1/18+	192,192
100,000	J.P. Morgan Chase & Co., 6.00%, 1/15/18+	105,553
100,000	J.P. Morgan Chase & Co., Series 1, 7.94%, 4/29/49, Callable 4/30/18 @ 100+	83,183
100,000	Macquarie Bank, Ltd., Series B, 4.10%, 12/17/13, MTN(b)	101,985
100,000	Merrill Lynch & Co., Series E, 4.20%, 5/30/14, MTN(a)+	109,621
200,000	Morgan Stanley, Series F, 5.95%, 12/28/17, MTN+	165,996
100,000	Morgan Stanley, Series F, 6.63%, 4/1/18, MTN+	87,729

		1,465,281

Electric Utilities (0.2%):

100,000	Southern Co., Series 08-A, 2.92%, 8/20/10 (a)+	96,702

Electronic Equipment & Instruments (0.2%):

100,000	General Electric Co. 5.25%, 12/6/17+	99,695

Media (0.4%):

200,000	Time Warner Cable, Inc., 5.40%, 7/2/12+	186,749

Total Corporate Bonds (Cost $3,203,030)		3,306,735
Yankee Dollars (0.3%):
100,000	British Telecom plc, 5.95%, 1/15/18+	86,997
100,000	Royal Bank of Scotland Group plc, 6.99%, 10/29/49(b)+	46,753

Total Yankee Dollars (Cost $137,040)		133,750

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Shares or
Principal		Fair
Amount		Value
Preferred Stocks (0.6%):
$200	Bank of America Corp., Series L+	$130,000
200	Wachovia Corp., Series L+	150,000

Total Preferred Stocks (Cost $269,961)		280,000

Municipal Bonds (0.4%):
200,000	Illinois State GO, 4.50%, 6/24/09+	201,742

Total Municipal Bonds (Cost $200,467)		201,742

U.S. Government Agency Mortgages (47.2%):
Federal Home Loan Bank (6.3%)

3,100,000	0.23%, 1/21/09(d)+	3,100,000

Federal Home Loan Mortgage Corporation (1.7%)

650,000	5.25%, 1/12/09+	650,890
200,000	5.25%, 7/10/15+	203,725

		854,615

Federal Home Loan Mortgage Corporation (7.9%)

3,900,000	0.15%, 1/21/09(d)+	3,900,000

Federal National Mortgage Association (18.7%)

800,000	1.12%, 2/2/09(d)+	799,993
1,000,000	6.50%, 1/1/35	1,038,438
700,000	5.50%, 1/15/37, TBA	717,500
474,882	5.00%, 3/1/37+	485,412
499,999	6.00%, 5/1/37, Pool #888429+	515,333
479,849	5.50%, 2/1/38, Pool #995021+	492,465
284,801	5.50%, 6/1/38, Pool #889996+	292,273
500,000	5.50%, 9/1/38, Pool #987818+	513,068
192,231	5.50%, 9/1/38, Pool #889995+	197,275
4,100,000	5.00%, 1/13/39, Pool #19888 TBA	4,185,846

		9,237,603

Government National Mortgage Association (12.4%)

1,000,000	5.00%, 1/1/35, Pool #7063 TBA	1,025,000
1,000,000	5.50%, 1/15/37, Pool #14591 TBA	1,029,688
2,500,000	6.00%, 1/15/37, Pool #7063 TBA	2,578,905
391,584	6.00%, 2/15/37, Pool #663819+	404,735
437,759	6.00%, 5/15/37+	452,461
591,336	6.00%, 6/15/38, Pool #675493+	611,196

		6,101,985

United Mexican States (0.2%)

40,000	5.63%, 1/15/17+	40,000
40,000	8.30%, 8/15/31, MTN+	49,000
20,000	6.75%, 9/27/34, MTN+	21,100

		110,100

Total U.S. Government Agency Mortgages (Cost $23,022,821)		23,304,303

U.S. Treasury Obligations (1.1%):
U.S. Treasury Bonds (0.9%)

100,000	6.00%, 2/15/26+	139,563
200,000	5.00%, 5/15/37+	289,781

		429,344

U.S. Treasury Inflation Index Bond (0.2%)

100,000	2.00%, 1/15/26+	102,783

Total U.S. Treasury Obligations (Cost $430,250)		532,127

Repurchase Agreements (17.0%):
4,900,000	J. P. Morgan Chase Bank, N.A., dated 12/31/08, 0.04%, due 1/2/09, proceeds $4,900,011; fully collateralized by FNMA, 7.25% 1/15/10, value at $4,838,176+	4,900,000
3,500,000	Barclays Capital, Inc., dated 12/31/08, 0.06%, due 1/5/09, proceeds $3,500,029; fully collateralized by FNMA, 3.85% 4/17/13, value at $3,548,133	3,500,000

Total Repurchase Agreements (Cost $8,400,000)		8,400,000

Foreign Bonds (0.3%):
100,000	American International Group, Inc., 5.07%, 4/26/11, MTN(a)+	75,300
150,000	Gaz Capital SA, Series 7, 6.21%, 11/22/16+	97,460

Total Foreign Bonds (Cost $241,828)		172,760

Investment Company (3.6%):
1,773,859	Dreyfus Treasury Prime Cash Management, 0.17%(d)	1,773,859

Total Investment Company (Cost $1,773,859)		1,773,859
Purchased Call Option (0.3%):
310	1-Year Interest Rate SWAP, Receive 3-Month USD-LIBOR Floating Rate Index, Strike @ 4.25 Exp. 7/8/11+	153,668

Total Purchased Call Options (Cost $30,923)		153,668

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Shares or
Principal		Fair
Amount		Value
Put Options Purchased (0.0%):
$260	Federal National Mortgage Association, 5.00%, Strike @ 50.00 Exp. 1/6/09(c)	$0
50	Federal National Mortgage Association, 5.50%, Strike @ 53.00 Exp. 1/6/09(c)	0
30	Federal National Mortgage Association, 6.00%, Strike @ 55.00 Exp. 1/6/09(c)	0
20	Federal National Mortgage Association, 6.00%, Strike @ 52.00 Exp. 1/6/09(c)	0
150	Government National Mortgage Association, 6.00%, Strike @ 45.00 Exp. 1/14/09(c)	0
100	Federal National Mortgage Association, 5.00%, Strike @ 45.00 Exp. 1/6/09(c)	0

Total Put Options Purchased (Cost $715)		0

Total Investment Securities (Cost $62,001,301)(e) — 124.1%		61,247,398
Net other assets (liabilities) — (24.1)%		(11,897,646)

Net Assets — 100.0%		$49,349,752

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

+	Investment securities are segregated as collateral. The aggregate fair value of these securities is $22,589,817.

ADR—American Depository Receipt

GO—General Obligation

LIBOR—Represents the London InterBank Offered Rate

PLC—Public Liability Co.

SPA—Standby Purchase Agreement

TBA—To be announced. Represents 19.3% of the Fund’s net assets.

(a)	Variable rate security. The rate presented represents the rate in effect at December 31, 2008. The date presented represents the final maturity date.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The subadviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2008, these securities represent 0.0% of the net assets of the Fund.

(d)	The rate presented represents the effective yield at December 31, 2008.

(e)	Cost for federal income tax purposes is $62,431,879. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$2,803,653
Unrealized depreciation	(3,988,134)

Net unrealized depreciation	$(1,184,481)

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Schedule of Portfolio Investments, continued
December 31, 2008

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country	Percentage
United States	84.9%
United Kingdom	4.4%
Hong Kong	2.8%
European Community	1.3%
Netherlands	1.1%
Japan	1.0%
Korea	0.9%
Germany	0.8%
France	0.6%
Spain	0.5%
Switzerland	0.5%
Puerto Rico	0.3%
Italy	0.3%
Canada	0.2%
Ireland	0.2%
Luxembourg	0.1%
Mexico	0.1%

100.0%

As of December 31, 2008 the Fund’s open foreign currency exchange contracts were as follows:

	Delivery	Contract	Fair	Appreciation/
Long Contracts	Date	Amount	Value	(Depreciation)

Received 22,252 Brazilian Real in exchange for U.S. Dollars	6/2/2009	$11,696	$9,092	$(2,604)
Received 13,137 Brazilian Real in exchange for U.S. Dollars	2/3/2009	5,915	5,565	(350)
Received 284,660 Chinese Renminbi in exchange for U.S. Dollars	2/11/2009	43,000	41,463	(1,537)
Received 410,195 Chinese Renminbi in exchange for U.S. Dollars	9/8/2009	59,160	59,062	(98)
Received 761,369 Chinese Renminbi in exchange for U.S. Dollars	7/15/2009	118,000	109,770	(8,230)
Received 13,000 European Euro in exchange for U.S. Dollars	1/13/2009	18,059	18,057	(2)
Received 47,449 British Sterling Pounds in exchange for U.S. Dollars	1/2/2009	69,765	68,204	(1,561)
Received 695,189 Hong Kong Dollars in exchange for U.S. Dollars	1/2/2009	89,703	89,702	(1)
Received 206,360,000 Indonesian Rupiah in exchange for U.S. Dollars	3/31/2009	19,931	18,425	(1,506)
Received 861,000 Japanese Yen in exchange for U.S. Dollars	1/8/2009	8,990	9,502	512
Received 3,579 Mexican Nuevo Peso in exchange for U.S. Dollars	5/19/2009	328	250	(78)
Received 10,792 Malaysian Ringgit in exchange for U.S. Dollars	2/12/2009	3,048	3,117	69
Received 1,461,070 Philippine Peso in exchange for U.S. Dollars	2/6/2009	31,241	30,639	(602)
Received 2,608 Polish Zloty in exchange for U.S. Dollars	5/6/2009	1,155	871	(284)
Received 52,445 New Romanian Leu in exchange for U.S. Dollars	1/28/2009	21,319	17,968	(3,351)
Received 83,585 Singapore Dollars in exchange for U.S. Dollars	7/30/2009	56,257	57,959	1,702

				$(17,921)

	Delivery	Contract	Fair	Appreciation/
Short Contracts	Date	Amount	Value	(Depreciation)

Delivered 19,031 Brazilian Real in exchange for U.S. Dollars	2/3/2009	$8,690	$8,062	$628
Delivered 679,360 Chinese Renminbi in exchange for U.S. Dollars	7/15/2009	98,000	97,946	54
Delivered 164,000 European Euro in exchange for U.S. Dollars	1/13/2009	206,471	227,800	(21,329)
Delivered 70,629 British Sterling Pounds in exchange for U.S. Dollars	1/13/2009	106,963	101,479	5,484
Delivered 15,802,736 Hungarian Forint in exchange for U.S. Dollars	5/6/2009	71,056	81,590	(10,534)
Delivered 293,844 Japanese Yen in exchange for U.S. Dollars	1/8/2009	3,086	3,243	(157)
Delivered 52,445 New Romanian Leu exchange for U.S. Dollars	1/28/2009	19,391	17,968	1,423
Delivered 23,087 South African Rand in exchange for U.S. Dollars	5/14/2009	2,095	2,417	(322)

				$(24,753)

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Schedule of Portfolio Investments, continued
December 31, 2008

As of December 31, 2008 the Fund’s open futures contracts were as follows:

				Unrealized
		Expiration	Number of	Appreciation/
Description	Type	Date	Contracts	(Depreciation)

Euro-Schatz 2-Year March Futures	Short	3/09	(1)	$(706)
Euro Bobl March Futures	Long	3/09	4	5,848
Euro Bond March Futures	Long	3/09	2	6,636
Long Gilt March Futures	Short	3/09	(2)	(13,728)
90-Day British Sterling Pound March Futures	Long	3/09	2	3,566
90-Day British Sterling Pound June Futures	Long	6/09	4	33,638
90-Day British Sterling Pound December Futures	Long	12/09	3	21,541
90-Day Eurodollar March Futures	Long	3/09	3	8,475
90-Day Eurodollar June Futures	Long	6/09	3	13,200
90-Day Eurodollar September Futures	Long	9/09	2	10,150
90-Day Eurodollar December Futures	Long	12/09	24	145,463
U.S. Treasury 5-Year Note March Futures	Long	3/09	12	11,875
U.S. Treasury 10-Year Note March Futures	Long	3/09	5	16,273

Total				$262,231

Interest Rate Swaps at December 31, 2008:

						Unrealized
		(Pay)/Receive	Fixed	Expiration	Notional	Appreciation/
Counterparty	Floating Rate Index	Floating Rate	Rate	Date	Amount	(Depreciation)

HSBC Bank USA	South African Interbank	Pay	9.99%	11/9/10	$300,000	$692
Citibank	South Africa Interbank	Pay	9.99	11/9/10	100,000	219
Barclays Bank PLC	6-Month EUR LIBOR	Pay	4.00	9/19/17	100,000	10,618
Morgan Stanley Capital Services Inc.	6-Month GBP LIBOR	Pay	6.00	9/18/09	100,000	2,104
UBS AG	Brazil Cetip Interbank Deposit Rate	Pay	13.85	1/2/12	500,000	11,794
Goldman Sachs Group	6-Month GBP LIBOR	Pay	4.50	9/17/11	600,000	43,305
Morgan Stanley Capital Services Inc.	3-Month USD LIBOR	Pay	5.00	12/17/18	536,000	109,997
Royal Bank of Scotland	3-Month USD LIBOR	Pay	4.00	6/17/10	3,400,000	56,804
Morgan Stanley Capital Services Inc.	6-Month EUR EURIBOR	Pay	5.50	12/17/10	100,000	7,193
Goldman Sachs Group	6-Month GBP LIBOR	Receive	4.00	6/15/37	100,000	(10,530)
Merrill Lynch Capital Services, Inc.	3-Month USD LIBOR	Pay	4.00	12/17/13	400,000	38,462
Goldman Sachs Group	3-Month USD LIBOR	Pay	4.00	6/17/10	5,000,000	120,736
Deutsche Bank	6-Month EUR EURIBOR	Pay	4.50	3/18/14	100,000	7,497
Goldman Sachs Group	6-Month GBP LIBOR	Pay	5.00	3/18/14	100,000	14,490
Bank of America	3-Month USD LIBOR	Receive	5.00	12/17/28	200,000	(58,690)
Merrill Lynch Capital Services, Inc.	3-Month USD LIBOR	Receive	5.00	12/17/28	100,000	(32,250)
Goldman Sachs Group	6-Month EUR EURIBOR	Pay	4.50	3/18/24	600,000	56,074
Deutsche Bank	6-Month GBP LIBOR	Pay	5.00	3/18/11	100,000	8,331
Royal Bank of Scotland	6-Month GBP LIBOR	Pay	5.00	3/18/14	200,000	29,562
Barclays Bank PLC	3-Month USD LIBOR	Pay	4.00	6/17/10	1,200,000	26,613
Credit Suisse First Boston	3-Month USD LIBOR	Receive	5.00	12/17/28	200,000	(64,289)
Citibank	6-Month GBP LIBOR	Pay	5.00	3/18/11	200,000	16,333
Bank of America	3-Month USD LIBOR	Pay	4.00	12/17/13	400,000	38,988
Citibank	3-Month USD LIBOR	Receive	3.00	6/17/29	200,000	12,844
Merrill Lynch Capital Services, Inc.	3-Month USD LIBOR	Receive	5.00	12/17/38	200,000	(68,656)
Royal Bank of Scotland PLC	3-Month USD LIBOR	Pay	4.00	6/17/14	100,000	1,481
Credit Suisse First Boston	3-Month USD LIBOR	Receive	4.00	6/17/24	200,000	(3,476)
Citibank	3-Month USD LIBOR	Pay	4.00	6/17/14	100,000	1,649

						$377,895

Credit Default Swaps at December 31, 2008:

Credit Default Swaps on Corporate and Sovereign Issues

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Schedule of Portfolio Investments, continued
December 31, 2008

			(Pay)/Receive				Unrealized	Implied
		Buy/Sell	Fixed	Expiration	Notional	Market	Appreciation/	Credit
Counterparty	Reference Entity	Protection(1)	Rate	Date	Amount(2)	Value	(Depreciation)	Spread(3)

Morgan Stanley Capital Service	BRITISH TELECOM PLC	Buy	(1.36)	3/20/18	$100,000	$(73)	$(111)	1.37%

Credit Default Swaps on Credit Indices

			(Pay)/Receive				Unrealized
		Buy/Sell	Fixed	Expiration	Notional	Market	Appreciation/
Counterparty	Reference Entity	Protection(1)	Rate	Date	Amount(2)	Value(4)	(Depreciation)

Deutsche Bank	CDX IG9 Future	Sell	1.29%	12/20/12	$200,000	$947	$1,033
Deutsche Bank	CDX IG9 Future	Sell	0.82	12/20/12	97,228	878	900
Barclays Bank	CDX IG9 Future	Sell	0.82	12/20/12	97,228	878	900
Merrill Lynch International	CDX IG11 Future	Sell	1.50	12/20/13	200,000	(3,994)	(2,944)
Merrill Lynch International	CDX Hy-9 Future	Sell	3.75	12/20/12	490,000	(86,361)	(67,819)
Bank of America	HY-8 Future	Sell	2.75	6/20/12	339,080	(57,570)	(50,290)
Barclays Bank	CDX EM10 Future	Sell	3.35	12/20/13	2,400,000	(359,992)	(114,058)
Deutsche Bank	CDX EM10 Future	Sell	3.35	12/20/13	800,000	(119,997)	(79,884)
UBS AG	CDX EM9 Future	Sell	2.65	6/20/13	700,000	(109,793)	(100,400)
Credit Suisse	Market ABX.HE.AA	Sell	0.15	8/25/37	100,000	(94,500)	(24,499)
	07-01
Royal Bank of Scotland	CDX Hy-10 Future	Sell	5.00	6/20/13	200,000	(31,666)	(17,722)
Barclays Bank	CDX Hy-10 Future	Sell	5.00	6/20/13	200,000	(31,666)	(18,222)
Credit Suisse	CDX Hy-10 Future	Sell	5.00	6/20/13	200,000	(31,666)	(18,302)
Deutsche Bank	CDX IG11 Future	Sell	1.50	12/20/13	2,000,000	(39,943)	(23,184)
Goldman Sachs	CDX IG7 Future	Sell	0.65	12/20/16	97,600	(7,125)	626

					$8,121,136	$(971,570)	$(513,865)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the related defaulted reference entities and take delivery of the reference entities or (ii) pay a net amount equal to the notional amount of the related defaulted reference entities less their recovery value. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the related defaulted reference entities and deliver the reference entities or (ii) receive a net amount equal to the notional amount of the related defaulted reference entities less their recovery value.

(2)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	The market value of credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk for the credit derivative as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Written Swap Options outstanding on December 31, 2008:

		Pay/Receive	Exercise	Expiration	Number of		Fair
Description	Counterparty	Floating Index	Rate	Date	Contracts	Premium	Value

Call — OTC 7-Year Interest Rate Swap	Royal Bank of Scotland	Rec—3-month USD-LIBOR	4.90%	7/8/16	(100)	$(28,200)	$(155,496)

						$(28,200)	$(155,496)

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL
TargetPLUS
Balanced
Fund

Assets:
Investment securities, at cost	$53,601,301

Investment securities, at value	$52,847,398
Repurchase agreements, at value/cost	8,400,000
Segregated cash for collateral	116,400
Interest and dividends receivable	186,135
Foreign currency, at value (cost $85,316)	85,790
Unrealized appreciation on interest rate swaps	701,522
Unrealized appreciation on credit default swaps	3,458
Swap premiums paid	67,544
Receivable for capital shares issued	355,627
Receivable for investments sold	3,968,411
Unrealized appreciation for forward foreign currency contracts	9,872
Receivable from Manager	7,087
Prepaid expenses	1,051

Total Assets	66,750,295

Liabilities:
Unrealized depreciation on forward foreign currency contracts	52,546
Unrealized depreciation on interest rate swaps	323,627
Unrealized depreciation on credit default swaps	517,434
Swap premiums received	572,538
Payable for investments purchased	15,748,100
Written options (Premiums received $28,200)	155,496
Payable for variation margin on futures contracts	19,030
Administration fees payable	398
Distribution fees payable	9,239
Administrative and compliance service fees payable	325
Other accrued liabilities	1,810

Total Liabilities	17,400,543

Net Assets	$49,349,752

Net Assets Consist of:
Capital	$56,935,752
Accumulated net investment income/(loss)	789,237
Accumulated net realized gains/(losses) from investment transactions	(7,575,348)
Net unrealized appreciation/(depreciation) on investments	(799,889)

Net Assets	$49,349,752

Shares of beneficial interest (unlimited number of shares authorized, no par value)	6,503,800
Net Asset Value (offering and redemption price per share)	$7.59

See accompanying notes to the financial statements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL
TargetPLUS
Balanced
Fund

Investment Income:
Interest	$427,672
Dividends	423,484
Income from securities lending	23,048

Total Investment Income	874,204

Expenses:
Manager fees	133,474
Administration fees	11,742
Distribution fees	64,170
Custodian fees	101,001
Administrative and compliance service fees	975
Trustees’ fees	1,995
Professional fees	4,040
Shareholder reports	3,559
Interest expense on cash overdraft	28,471
Other expenses	11,095

Total expenses before reductions	360,522
Less expenses waived/reimbursed by the Manager	(103,605)
Less expenses paid indirectly	(7,992)

Net expenses	248,925

Net Investment Income/(Loss)	625,279

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(7,401,782)
Net realized gains/(losses) on swap agreements	(66,206)
Net realized gains/(losses) on futures transactions	74,185
Net realized gains/(losses) on options transactions	33,938
Change in unrealized appreciation/(depreciation) on investments	(806,315)

Net Realized/Unrealized Gains/(Losses) on Investments	(8,166,180)

Change in Net Assets Resulting From Operations	$(7,540,901)

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL TargetPLUS
	Balanced Fund
	For the
	Year Ended	May 1, 2007 to
	December 31,	December 31,
	2008	2007(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$625,279	$122,787
Net realized gains/(losses) on investment transactions	(7,359,865)	(65,934)
Change in unrealized appreciation/(depreciation) on investments	(806,315)	6,426

Change in net assets resulting from operations	(7,540,901)	63,279

Dividends to Shareholders:
From net investment income	—	(175,297)
From return of capital	—	(10,254)

Change in net assets resulting from dividends to shareholders	—	(185,551)

Capital Transactions:
Proceeds from shares issued	49,972,877	12,807,212
Proceeds from dividends reinvested	—	185,551
Value of shares redeemed	(4,258,745)	(1,693,970)

Change in net assets resulting from capital transactions	45,714,132	11,298,793

Change in net assets	38,173,231	11,176,521
Net Assets:
Beginning of period	11,176,521	—

End of period	$49,349,752	$11,176,521

Accumulated net investment income/(loss)	$789,237	$(22,502)

Share Transactions:
Shares issued	5,872,096	1,261,880
Dividends reinvested	—	18,537
Shares redeemed	(481,424)	(167,289)

Change in shares	5,390,672	1,113,128

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	May 1, 2007 to
	December 31,	December 31,
	2008	2007 (a)

Net Asset Value, Beginning of Period	$10.04	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.11	0.11
Net Realized and Unrealized Gains/(Losses) on Investments	(2.56)	0.10

Total from Investment Activities	(2.45)	0.21

Dividends to Shareholders From:
Net Investment Income	—	(0.16)
Return of Capital	—	(0.01)

Total Dividends	—	(0.17)

Net Asset Value, End of Period	$7.59	$10.04

Total Return(b) (c)	(24.40)%	2.12%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$49,350	$11,177
Net Investment Income/(Loss)(d)	2.44%	2.59%
Expenses Before Reductions(d) (e)	1.41%	1.30%
Expenses Net of Reductions(d)	0.97%	0.89%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d) (f)	1.00%	N/A
Portfolio Turnover Rate(c)	173.92%	120.57%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program,under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to financial statements.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL TargetPLUS Balanced Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Notes to the Financial Statements, continued
December 31, 2008

hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

In September 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161”. FAS 133-1 and FIN 45-4 is effective for fiscal years and interim periods ending after November 15, 2008. FAS 133-1 and FIN 45-4 require enhanced disclosures by sellers of credit derivatives and certain guarantees, including the nature of these derivatives, approximate terms, reasons for entering into these instruments, and status of payment/performance risk. All disclosures required by this FASB Staff Position have been included in the Credit Default Swap tables in the Schedule of Portfolio Investments and in the Swap Agreements section of this Note 2 to the Financial Statements.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Notes to the Financial Statements, continued
December 31, 2008

the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Repurchase Agreements

Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which a Sub adviser deems creditworthy, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligations or become insolvent, the Fund holding the obligation would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that the Fund would be entitled, as against the claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees believes that, under the regular procedures normally in effect for the custody of a Fund’s securities subject to repurchase agreements, and under federal laws, a court of competent jurisdiction would rule in favor of the Fund if presented with the question. Securities subject to repurchase agreements will be held by the Fund’s Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Notes to the Financial Statements, continued
December 31, 2008

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as an agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Options Contracts

The Fund may write call and put options on instruments in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium as an investment that is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Transactions in options written during the year ended December 31, 2008, were as follows:

	Number of	Premiums
Options Transactions	Contracts	Received
Options outstanding at December 31, 2007	(187)	$(48,626)
Options written	(19)	(14,568)
Options exercised	3	1,631
Options bought back	80	16,980
Options expired	23	16,383

Options outstanding at December 31, 2008	(100)	$(28,200)

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Notes to the Financial Statements, continued
December 31, 2008

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to market, interest rate and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements. In connection with these arrangements, securities may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default or bankruptcy by the counterparty.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit default swap (CDS) agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified amount in the event of a default by a third party reference entity. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. As a seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. When entering into or closing a CDS position, a cash flow to account for market premiums or discounts (as compared to par value) is exchanged. The seller typically receives a pre-determined periodic payment from the other party in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the notional amount of the referenced debt obligation to the counterparty in exchange for the defaulted obligation, or the seller would be required to pay a net settlement amount to the counterparty equal to the notional amount of the referenced debt obligation less the recovery value of the defaulted obligation. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specified referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund used credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve on party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms, including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds. Purchasing credit default swaps on indices is less expensive than buying many credit default swaps to hedge a portfolio. Credit default swaps on indices protect investors owning bonds against default and can also be used to speculate on changes in credit quality.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded as realized gains or losses in the Statement of Operations.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Notes to the Financial Statements, continued
December 31, 2008

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties to perform. The notional amounts reflect the extent of the total investment exposure each Fund has under the swap agreement. A Fund bears the risk of loss of the amount expected to be received under a swap agreement (i.e., any unrealized appreciation) in the event of the default or bankruptcy of swap agreement counterparty. The notional amount and related unrealized appreciation (depreciation) of each swap agreement at period end is disclosed in the swap tables in the Schedule of Portfolio Investments.

The Fund is party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, such as over-the-counter swap contracts, entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election by the counterparty to early terminate may impact the amounts reported in the financial statements. As of December 31, 2008 the Fund has not met the conditions under such agreements that give the counterparty the right to call for an early termination.

Short Sales

The Fund may engage in short sales. In a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The Fund may also incur dividend expense if a security that has been sold short declares a dividend. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received. Short sales involve elements of market risk and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. This risk is potentially unlimited, as a Fund that sells a security short without hedging will be exposed to any market value increase in the security sold short.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Notes to the Financial Statements, continued
December 31, 2008

payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained two money management organizations (the “Subadvisers”) First Trust Advisors L.P. (“First Trust”) which is independent of the Manager, and Pacific Investment Management Company LLC (“PIMCO”) which is an affiliate of the Manager, to make investment decisions on behalf of the Fund. Pursuant to separate amended and restated subadvisory agreements between the Manager and First Trust and between the Manager and PIMCO, First Trust and PIMCO provide investment advisory services as the Subadvisers for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadvisers are entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense of the Fund is 0.89%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL TargetPLUS Balanced Fund	0.52%	0.89%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

	Expires	Expires
	12/31/2010	12/31/2011
AZL TargetPLUS Balanced Fund	$19,255	$103,605

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis.

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Notes to the Financial Statements, continued
December 31, 2008

The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $975 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Notes to the Financial Statements, continued
December 31, 2008

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

		Securities Sold
	Investment	Short and	Other Financial
Valuation Inputs	Securities	Written Options	Instruments*
Level 1 — Quoted Prices	$21,204,601	$—	$262,231
Level 2 — Other Significant Observable Inputs	40,042,797	(155,496)	(178,755)
Level 3 — Significant Unobservable Inputs	—	—	—

Total	$61,247,398	$(155,496)	$83,476

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements, but excluding written options. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL TargetPLUS Balanced Fund	$64,047,524	$31,743,939

For the period ended December 31, 2008, purchases and sales on long-term U.S. Government Securities were as follows:

	Purchases	Sales
AZL TargetPLUS Balanced Fund	$20,309,885	$17,161,694

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2008, the Fund held restricted securities representing 0.0% of net assets all of which have been deemed illiquid. The restricted illiquid securities held as of December 31, 2008 are identified below:

	Acquisition	Acquisition		Fair
Security	Date	Cost	Contracts	Value
Federal National Mortgage Association, 5.00%, Strike @ 50.00, Exp. 1/6/09	11/4/08	$305	260	$0
Federal National Mortgage Association, 5.50%, Strike @ 53.00, Exp. 1/6/09	10/21/08	59	50	0
Federal National Mortgage Association, 6.00%, Strike @ 55.00, Exp. 1/6/09	10/21/08	35	30	0
Federal National Mortgage Association, 6.00%, Strike @ 52.00, Exp. 1/6/09	10/28/08	23	20	0
Government National Mortgage Association, 6.00%, Strike @ 45.00, Exp. 1/14/09	11/6/08	176	150	0
Federal National Mortgage Association, 5.00%, Strike @ 45.00, Exp. 1/6/09	11/6/08	117	100	0

7. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Balanced Fund
Notes to the Financial Statements, continued
December 31, 2008

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal tax (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $6,993,360 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

		Return
	Ordinary	of	Total
	Income	Capital	Distributions(a)
AZL TargetPLUS Balanced Fund	$175,297	$10,254	$185,551

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Total
	Undistributed	Undistributed		Accumulated		Accumulated
	Ordinary	Long-Term	Accumulated	Capital and	Unrealized	Earnings
	Income	Capital Gains	Earnings	Other Losses	Depreciation(a)	(Deficit)
AZL TargetPLUS Balanced Fund	$213,199	$54,004	$267,203	$(6,993,360)	$(859,843)	$(7,586,000)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL TargetPLUS Balanced Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each period in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets and financial highlights for each period in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

28

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

29

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

30

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

31

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

32

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

33

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

34

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

35

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1208 2/09

3

AZL TargetPLUSSM Equity Fund
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL TargetPLUSSM Equity Fund
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL TargetPLUSSM Equity Fund and First Trust Advisors L.P. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
For the 12-month period ended December 31, 2008, the AZL TargetPLUSSM Equity Fund returned –48.53%, compared to a –37.31%
and –37.00% total return for its benchmarks, the Russell 3000® Index1 and the S&P 500 Index1, respectively.
A significant amount of the Fund’s underperformance in 2008 can be attributed to stock selection in the consumer discretionary and financial sectors. An overweight position in the materials sector, with a 13.8% average weight versus 4.0% for the Russell 3000® , also weighed on relative performance. Adverse stock selection in the information technology sector was partially offset by an underweight position in the sector (9.3% average weight versus 16.0% for the Russell 3000®), although the net result was a drag on performance.*
Poor stock selection in the energy sector hurt performance against the benchmark as well. An underweight position in healthcare stocks (5.1% average weight, versus 12.6% for the Russell 3000®) reduced relative returns, as did selection in that sector. An underweight position in consumer staples (2.8% average weight versus 10.2% for the Russell 3000®) also hurt relative performance.
The Fund’s overweight allocation to the telecommunications sector (8.6% average weight versus 3.1% for the Russell 3000®) and good stock selection in the sector helped boost relative performance. An overweight position in utilities stocks (9.4% average weight versus 4.0% for the Russell 3000®) also helped performance over the period.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.

[1]	The Russell 3000® Index (“Russell 3000”) measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Standard & Poor’s 500 Index (“S&P 500 Index”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. Stock market as a whole. The Funds primary index is the Russell 3000® Index, however to provide a broader market comparative we have also listed additional indices. Investors cannot invest directly in an index.

1

AZL TargetPLUSSM Equity Fund Review
Fund Objective
The Fund’s investment objective is total return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets, plus any borrowing for investment purposes, in the common stocks of companies that are identified by a model based on five separate startegies.
•	20% in THE DOW® Target Dividend Strategy,

•	20% in the Value Line® Target 25 Strategy,

•	20% in the Target Small-Cap 15 Strategy,

•	20% in the Global Devidend Target 15 Strategy, and

•	20% in the NYSE® International Target 25 Strategy
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2008

		Since
	1	Inception
	Year	(12/27/06)

AZL TargetPLUSSM Equity Fund	-48.53%	-25.75%
Russell 3000® Index	-37.31%	-18.98%
S&P 500 Index	-37.00%	-18.63%

Expense Ratio
Gross	1.14%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have entered into a written contract whereby the Manager has voluntarily reduced the management fee to 0.45% and is limiting operating expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, to 0.79% through April 30, 2010. Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 3000® Index and the Standard & Poor’s 500 Index (“S&P 500 Index”). The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The S&P 500 Index is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. stock market as a whole. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL TargetPLUS Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 -12/31/08	7/1/08 - 12/31/08
AZL TargetPLUS Equity Fund	$1,000.00	$596.60	$3.21	0.80%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL TargetPLUS Equity Fund	$1,000.00	$1,021.11	$4.06	0.80%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL TargetPLUS Equity Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Aerospace & Defense	1.0%
Airline	1.4
Auto Components	2.2
Automobiles	1.6
Biotechnology	2.5
Capital Markets	3.8
Chemicals	3.0
Commercial Banks	12.4
Commercial Services & Supplies	1.9
Containers & Packaging	0.4
Diversified Consumer Services	3.6
Diversified Financial Services	2.2
Diversified Telecommunication Services	3.6
Electric Utilities	1.9
Electronic Equipment & Instruments	0.6
Food & Staples Retailing	1.7
Food Products	1.1
Gas Utilities	4.1
Health Care Equipment & Supplies	0.8
Health Care Providers & Services	1.0
Health Care Technology	0.2
Hotels, Restaurants & Leisure	3.2
Household Durables	0.8
Industrial Conglomerates	3.9
Insurance	1.9
IT Services	3.0
Life Sciences Tools & Services	1.0
Machinery	1.1
Media	2.3
Metals & Mining	5.6
Multi-Utilities	2.7
Multiline Retail	2.5
Oil, Gas & Consumable Fuels	3.3
Paper & Forest Products	0.9
Pharmaceuticals	2.5
Real Estate Management & Development	3.5
Specialty Retail	2.5
Thrifts & Mortgage Finance	1.8
Tobacco	0.8
Transportation Infrastructure	2.0
Investment Company	3.5

99.8%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks (96.3%):
Aerospace & Defense (1.0%):

2,121	Axsys Technologies, Inc.*	$116,358
5,864	American Science & Engineering, Inc.	433,702

		550,060

Airline (1.4%):

699,000	Cathay Pacific Airways, Ltd.	788,268

Auto Components (2.2%):

45,415	Superior Industries International, Inc.	477,766

543,619	GKN plc	769,508

		1,247,274

Automobiles (1.6%):

18,574	Honda Motor Co., Ltd., ADR	396,369
12,704	DaimlerChrysler AG	486,309

		882,678

Biotechnology (2.5%):

13,917	Amgen, Inc.*	803,707
9,078	Myriad Genetics, Inc.*	601,508

		1,405,215

Capital Markets (3.8%):

12,700	Deutsche Bank AG	516,763
15,305	Credit Suisse Group, SP ADR	432,519
16,328	Stifel Financial Corp.*	748,639
32,113	UBS AG*	459,216

		2,157,137

Chemicals (3.0%):

21,620	Sensient Technologies Corp.	516,286
28,076	E.I. du Pont de Nemours & Co.	710,323
15,703	Eastman Chemical Co.	497,942

		1,724,551

Commercial Banks (12.4%):

66,835	Huntington Bancshares, Inc.	511,956
51,863	Regions Financial Corp.	412,829
40,918	Barclays plc, ADR	400,996
21,265	KB Financial Group, Inc., ADR*	557,143
8,879	First Financial Corp.	363,950
45,178	FNB Corp.	596,350
17,139	SunTrust Banks, Inc.	506,286
37,746	Umpqua Holdings Corp.	546,185
48,425	First Bancorp	539,455
13,969	First Financial Bankshares, Inc.	771,228
65,753	Allied Irish Banks plc, SP ADR	308,382
51,035	Banco Santander SA, SP ADR	484,322
39,516	Lloyds TSB Group plc, SP ADR	304,273
12,870	Home Bancshares, Inc.	346,847
24,800	Royal Bank of Scotland Group plc, SP ADR	379,192

		7,029,394

Commercial Services & Supplies (1.9%):

41,260	R.R. Donnelley & Sons Co.	560,311
30,997	Navigant Consulting, Inc.*	491,922

		1,052,233

Containers & Packaging (0.4%):

7,186	Rock-Tenn Co., Class A	245,617

Diversified Consumer Services (3.6%):

10,123	Apollo Group, Inc., Class A*	775,624
7,439	ITT Educational Services, Inc.*	706,556
2,745	Strayer Education, Inc.	588,556

		2,070,736

Diversified Financial Services (2.2%):

52,256	ING Groep NV, ADR	580,042
44,817	Bank of America Corp.	631,023

		1,211,065

Diversified Telecommunication Services (3.6%):

28,556	Deutsche Telekom AG, ADR	436,907
29,915	Telecom Italia SPA, ADR	486,119
335,219	BT Group plc	658,474
17,529	Nippon Telegraph & Telephone Corp., ADR	476,613

		2,058,113

Electric Utilities (1.9%):

43,675	Korea Electric Power Corp., ADR*	507,067
17,592	Pinnacle West Capital Corp.	565,231

		1,072,298

Electronic Equipment, Instruments & Components (0.6%):

8,882	Hitachi, Ltd., SP ADR	347,641

Food & Staples Retailing (1.7%):

2,426	Nash Finch Co.	108,903
4,397	Spartan Stores, Inc.	102,230
13,723	Wal-Mart Stores, Inc.	769,312

		980,445

Food Products (1.1%):

18,517	Flowers Foods, Inc.	451,074
6,003	Treehouse Foods, Inc.*	163,522

		614,596

Gas Utilities (4.1%):

15,615	Laclede Group, Inc. (The)	731,406
49,895	Piedmont Natural Gas Co., Inc.	1,580,175

		2,311,581

Health Care Equipment & Supplies (0.8%):

4,327	Greatbatch, Inc.*	114,493
11,351	STERIS Corp.	271,175
11,059	CryoLife, Inc.*	107,383

		493,051

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Health Care Providers & Services (1.0%):

18,875	Gentiva Health Services, Inc.*	$552,283

Health Care Technology (0.2%):

3,701	Computer Programs & Systems, Inc.	99,187

Hotels, Restaurants & Leisure (3.2%):

257,463	Ladbrokes plc	688,399
13,437	McDonald’s Corp.	835,647
5,635	Panera Bread Co., Class A*	294,372

		1,818,418

Household Durables (0.8%):

20,408	Sony Corp., SP ADR	446,323

Industrial Conglomerates (3.9%):

42,713	General Electric Co.	691,951
972,000	Citic Pacific, Ltd.	1,059,134
33,311	Textron, Inc.	462,023

		2,213,108

Insurance (1.9%):

89,420	AEGON NV	540,991
23,803	Axa, ADR	534,853

		1,075,844

IT Services (3.0%):

686,242	LogicaCMG plc	685,204
18,376	ManTech International Corp., Class A*	995,796

		1,681,000

Life Sciences Tools & Services (1.0%):

26,630	Luminex Corp.*	568,817

Machinery (1.1%):

37,046	Briggs & Stratton Corp.	651,639

Media (2.3%):

1,410,014	ITV plc	808,241
71,535	New York Times Co., Class A	524,351

		1,332,592

Metals & Mining (5.6%):

26,019	Compass Minerals International, Inc.	1,526,274
6,988	POSCO, ADR	525,847
65,984	Alcoa, Inc.	742,980
16,284	ArcelorMittal, Class A	400,424

		3,195,525

Multi-Utilities (2.7%):

15,277	SCANA Corp.	543,861
43,841	NiSource, Inc.	480,936
16,076	Veolia Environnement, ADR	509,770

		1,534,567

Multiline Retail (2.5%):

17,872	Dollar Tree, Inc.*	747,050
26,929	Family Dollar Stores, Inc.	702,039

		1,449,089

Oil, Gas & Consumable Fuels (3.3%):

7,414	Clayton Williams Energy, Inc.*	336,892
21,279	Repsol YPF SA, ADR	457,711
17,477	Petro-Canada	382,572
23,510	Goodrich Petroleum Corp.*	704,124

		1,881,299

Paper & Forest Products (0.9%):

44,672	MeadWestvaco Corp.	499,880

Pharmaceuticals (2.5%):

43,032	Pfizer, Inc.	762,097
50,168	ViroPharma, Inc.*	653,187

		1,415,284

Real Estate Management & Development (3.5%):

942,000	New World Developments Co., Ltd.	962,411
987,000	Sino Land Co., Ltd.	1,031,591

		1,994,002

Specialty Retail (2.5%):

8,462	Buckle, Inc. (The)	184,641
7,154	AutoZone, Inc.*	997,768
6,893	Tractor Supply Co.*	249,113

		1,431,522

Thrifts & Mortgage Finance (1.8%):

31,037	Washington Federal, Inc.	464,314
33,267	First Niagara Financial Group, Inc.	537,927

		1,002,241

Tobacco (0.8%):

15,904	Universal Corp.	475,052

Transportation Infrastructure (2.0%):

1,089,000	Cosco Pacific, Ltd.	1,121,196

Total Common Stocks (Cost $61,453,560)		54,680,821

Investment Company (3.5%):
1,966,265	Dreyfus Treasury Prime Cash Management, 0.17%(a)	1,966,265

Total Investment Company (Cost $1,966,265)		1,966,265

Total Investment Securities (Cost $63,419,825)(b) — 99.8%		56,647,086
Net other assets (liabilities) — 0.2%		98,265

Net Assets — 100.0%		$56,745,351

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

ADR—American Depository Receipt

PLC—Public Liability Co.

SPA—Standby Purchase Agreement

(a)	The rate presented represents the effective yield at December 31, 2008.

(b)	Cost for federal income tax purposes is $67,555,794. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$3,128,078
Unrealized depreciation	(14,036,786)

Net unrealized depreciation	$(10,908,708)

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country	Percentage
United States	63.80%
Hong Kong	8.80%
United Kingdom	7.60%
Netherlands	3.40%
Japan	2.90%
Korea	2.80%
Germany	2.50%
France	1.80%
Spain	1.70%
Switzerland	1.60%
Puerto Rico	1.00%
Italy	0.90%
Canada	0.70%
Ireland	0.50%

Total	100.00%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2008

As of December 31, 2008 the Fund’s open foreign currency exchange contracts were as follows:

	Delivery	Contract		Appreciation/
Long Contracts	Date	Amount	Fair Value	(Depreciation)
Received 106,762 British Sterling Pounds in exchange for U.S. Dollars	1/2/2009	$156,972	$153,460	$(3,512)
Received 1,568,565 Hong Kong Dollars in exchange for U.S. Dollars	1/2/2009	202,398	202,395	(3)

				$(3,515)

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL
TargetPLUS
Equity Fund

Assets:
Investment securities, at cost	$63,419,825

Investment securities, at value	$56,647,086
Interest and dividends receivable	172,435
Receivable for capital shares issued	324,842
Prepaid expenses	1,476

Total Assets	57,145,839

Liabilities:
Unrealized depreciation on forward foreign currency contracts	3,515
Payable for investments purchased	355,855
Payable for capital shares redeemed	53
Manager fees payable	8,901
Administration fees payable	2,224
Distribution fees payable	11,127
Administrative and compliance services fees payable	837
Other accrued liabilities	17,976

Total Liabilities	400,488

Net Assets	$56,745,351

Net Assets Consist of:
Capital	$107,712,190
Accumulated net investment income/(loss)	2,081,954
Accumulated net realized gains/(losses) from investment transactions	(46,272,730)
Net unrealized appreciation/(depreciation) on investments	(6,776,063)

Net Assets	$56,745,351

Shares of beneficial interest (unlimited number of shares authorized, no par value)	10,425,605
Net Asset Value (offering and redemption price per share)	$5.44

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL
Target PLUS
Equity Fund

Investment Income:
Interest	$6,982
Dividends	2,525,060
Income from securities lending	177,088

Total Investment Income	2,709,130

Expenses:
Manager fees	468,524
Administration fees	34,822
Distribution fees	195,552
Custodian fees	101,563
Administrative and compliance service fees	1,061
Trustees’ fees	6,788
Professional fees	12,677
Shareholder reports	7,951
Interest expense on cash overdrafts	7,501
Other expenses	24,943

Total expenses before reductions	861,382
Less expenses waived/reimbursed by the Manager	(235,937)
Less expenses paid indirectly	(14,704)

Net expenses	610,741

Net Investment Income/(Loss)	2,098,389

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(44,246,438)
Change in unrealized appreciation/(depreciation) on investments	(6,693,121)

Net Realized/Unrealized Gains/(Losses) on Investments	(50,939,559)

Change in Net Assets Resulting From Operations	$(48,841,170)

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL TargetPLUS Equity Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

Change in Net Assets:
Operations:
Net investment income/(loss)	$2,098,389	$679,645
Net realized gains/(losses) on investment transactions	(44,246,438)	(1,879,783)
Change in unrealized appreciation/(depreciation) on investments	(6,693,121)	(80,806)

Change in net assets resulting from operations	(48,841,170)	(1,280,944)

Dividends to Shareholders:
From net investment income	(13,075)	(673,028)
From net realized gains on investments	—	(162,220)

Change in net assets resulting from dividends to shareholders	(13,075)	(835,248)

Capital Transactions:
Proceeds from shares issued	45,694,043	101,093,157
Proceeds from dividends reinvested	13,075	835,248
Value of shares redeemed	(26,174,269)	(13,993,411)

Change in net assets resulting from capital transactions	19,532,849	87,934,994

Change in net assets	(29,321,396)	85,818,802
Net Assets:
Beginning of period	86,066,747	247,945

End of period	$56,745,351	$86,066,747

Accumulated net investment income/(loss)	$2,081,954	$13,144

Share Transactions:
Shares issued	5,480,400	9,371,464
Dividends reinvested	1,612	78,723
Shares redeemed	(3,200,050)	(1,331,544)

Change in shares	2,281,962	8,118,643

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

			December
	Year Ended		27, 2006 to
	December 31,		December 31,
	2008	2007	2006(a)

Net Asset Value, Beginning of Period	$10.57	$9.92	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.20	0.08	— (b)
Net Realized and Unrealized Gains/(Losses) on Investments	(5.33)	0.67	(0.08)

Total from Investment Activities	(5.13)	0.75	(0.08)

Dividends to Shareholders From:
Net Investment Income	— (b)	(0.08)	—
Net Realized Gains	—	(0.02)	—

Total Dividends	— (b)	(0.10)	—

Net Asset Value, End of Period	$5.44	$10.57	$9.92

Total Return(c) (d)	(48.53)%	7.60%	(0.80)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$56,745	$86,067	$248
Net Investment Income/(Loss)(e)	2.69%	1.54%	2.98%
Expenses Before Reductions(e) (f)	1.10%	1.14%	0.97%
Expenses Net of Reductions(e)	0.78%	0.79%	0.79%
Expenses Net of Reductions Excluding Expenses Paid Indirectly(e) (g)	0.80%	N/A	N/A
Portfolio Turnover Rate(d)	74.96%	154.12%	0.00%

(a)	Period from commencement of operations.

(b)	Amount less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL TargetPLUS Equity Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Notes to the Financial Statements, continued
December 31, 2008

hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Notes to the Financial Statements, continued
December 31, 2008

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Notes to the Financial Statements, continued
December 31, 2008

to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to an amended and restated subadvisory agreement between the Manager and First Trust Advisors L.P. (“First Trust”), First Trust provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 0.79%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL TargetPLUS Equity Fund	0.60%	0.79%

*	The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.45% through April 30, 2010.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

	Expires	Expires	Expires
	12/31/2009	12/31/2010	12/31/2011
AZL TargetPLUS Equity Fund	$1	$89,552	$119,407

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Notes to the Financial Statements, continued
December 31, 2008

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $3,276 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Notes to the Financial Statements, continued
December 31, 2008

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 — Quoted Prices	$48,074,660	$—
Level 2 — Other Significant Observable Inputs	8,572,426	(3,515)
Level 3 — Significant Unobservable Inputs	—	—

Total	$56,647,086	$(3,515)

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL TargetPLUS Equity Fund	$78,819,133	$58,064,516

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal tax (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2016
AZL TargetPLUS Equity Fund	$4,081,105

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $38,059,667 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Equity Fund
Notes to the Financial Statements, continued
December 31, 2008

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL TargetPLUS Equity Fund	$13,075	$—	$13,075

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the latest tax year ended December 31, 2007 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL TargetPLUS Equity Fund	$835,248	$—	$835,248

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Total
	Undistributed		Accumulated		Accumulated
	Ordinary	Accumulated	Capital and	Unrealized	Earnings
	Income	Earnings	Other Losses	Depreciation(a)	(Deficit)
AZL TargetPLUS Equity Fund	$2,085,965	$2,085,965	$(42,140,772)	$(10,912,032)	$(50,966,839)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL TargetPLUS Equity Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders 77.30% of the total ordinary income distributions paid during the year ended December 31, 2008 qualify for the corporate dividends received deduction.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

23

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

24

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

25

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

26

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

27

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

28

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1208 2/09

AZL TargetPLUSSM Growth Fund
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL TargetPLUSSM Growth Fund
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL TargetPLUSSM Growth Fund and First Trust Advisors L.P. serves as Subadviser to the Fund on the equity portfolio and Pacific Investment Management Company LLC (“PIMCO”) serves as Subadviser to the Fund on the fixed income portfolio.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
For the 12-month period ended December 31, 2008, the AZL TargetPLUSSM Growth Fund returned –39.38%. That compared to a –37.31% and –37.00% total return for its benchmarks, the Russell 3000® Index and the S&P 500 Index1, respectively.
This Fund invests through an equity portfolio and two fixed-income portfolios: one managed with a goal of producing total return and the other managed for diversified income.
The equity portion of this Fund is measured against the Russell 3000® Index. An overweight position in the materials sector detracted from the Fund’s relative return during the period. Stock selection in the consumer discretionary and financial sectors also hurt relative performance, as did selection and an underweight position in the health care sector. Selection of energy stocks also weighed on relative performance. Likewise, an underweight stake in consumer staples hurt returns against the benchmark, as this was the benchmark’s best-performing sector during 2008.
An overweight position in telecommunications and solid stock selection in that sector helped the stock allocation’s performance relative to the equity benchmark. An overweight position in utilities stocks also boosted relative returns.*
The fixed-income total return portfolio was positioned on the front end of the yield curve in certain developed foreign countries, such as the Euroland. This move boosted relative returns, as markets priced in rate cuts by central banks worldwide. Positioning for a steepening yield curve in the U.S., U.K. and Euroland also proved positive for relative performance, as did an underweight stake in corporate securities.*
An emphasis on financial companies’ debt detracted from the fixed-income total return portfolio’s relative returns, as did an overweight position in agency mortgage-backed securities. That said, the Fund’s relative performance benefited from its avoidance of non-agency mortgage and asset-backed securities.*
In the diversified income portfolio, favorable asset allocation—including an emphasis on emerging markets and a de-emphasis on high-yield and investment-grade credit—helped performance relative to the benchmark. An underweight position in spread duration during the majority of the year also helped, as credit spreads widened. An off-benchmark allocation to emerging market currencies boosted relative performance, although the currencies gave back some of their gains during the year’s second half. Underweighting the high-yield sector improved returns against the benchmark as well, as the spreads between high-yield bonds and U.S. Treasuries widened to historic levels.*
An allocation to high-quality financial issues dragged on relative returns, as did exposure to bank loans in the latter part of the year. Within emerging market debt, overweight stakes in Russia and Ukraine detracted from performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.

[1]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Standard & Poor’s 500 Index (“S&P 500 Index”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL TargetPLUSSM Growth Fund Review
Fund Objective
The investment objective of the Fund is long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity and fixed income securities. Under normal market conditions, the Manager will allocate 75% to 85% of the Fund’s assets to the Equity Portfolio and the remaining balance of the Fund’s assets to the Fund’s assets to the Fixed Income Portfolio.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
Growth based investments can perform differently from the market as a whole and can be more volatile that other types of securities.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2008

		Since
		Inception
	1 Year	(5/1/07)
AZL TargetPLUSSM Growth Fund	-39.38%	-25.73%
Russell 3000® Index	-37.31%	-24.66%
S&P 500 Index	-37.00%	-24.19%

Expense Ratio
Gross	1.06%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have entered into a written agreement limiting operating expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, to 0.89% through April 30, 2010. Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 3000® Index and the Standard & Poor’s 500 Index (“S&P 500 Index”). The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The S&P 500 Index is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. stock market as a whole. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL TargetPLUS Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL TargetPLUS Growth Fund	$1,000.00	$682.50	$3.81	0.90%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL TargetPLUS Growth Fund	$1,000.00	$1,020.61	$4.57	0.90%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL TargetPLUS Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Asset Backed Securities	0.1%
Aerospace & Defense	0.7
Airline	1.1
Auto Components	1.7
Automobiles	1.2
Biotechnology	1.9
Capital Markets	2.9
Chemicals	2.3
Commercial Banks	9.5
Commercial Services & Supplies	1.4
Containers & Packaging	0.3
Diversified Consumer Services	2.8
Diversified Financial Services	1.7
Diversified Telecommunication Services	2.8
Electric Utilities	1.5
Electronic Equipment, Instruments & Components	0.5
Food & Staples Retailing	1.3
Food Products	0.8
Gas Utilities	3.1
Health Care Equipment & Supplies	0.7
Health Care Providers & Services	0.8
Health Care Technology	0.1
Hotels, Restaurants & Leisure	2.5
Household Durables	0.6
Industrial Conglomerates	3.0
Insurance	1.5
IT Services	2.3
Life Sciences Tools & Services	0.8
Machinery	0.9
Media	1.8
Metals & Mining	4.3
Multi-Utilities	2.1
Multiline Retail	2.0
Oil, Gas & Consumable Fuels	2.6
Paper & Forest Products	0.7
Pharmaceuticals	1.9
Real Estate Management & Development	2.7
Specialty Retail	1.9
Thrifts & Mortgage Finance	1.4
Tobacco	0.6
Transportation Infrastructure	1.5
Convertible Bonds	0.1
Corporate Bonds	4.8
Yankee Dollars	0.1
Preferred Stocks	0.2
Municipal Bonds	0.5
U.S. Government Agency Mortgages	14.0
U.S. Treasury Obligations	6.7

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

Percent of
Investments	net assets*
Purchased Call Options	0.3
Put Options Purchased	0.0
Repurchase Agreements	9.8
Investment Companies	2.7

113.5%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Schedule of Portfolio Investments
December 31, 2008

Shares or
Principal		Fair
Amount		Value
Asset Backed Securities (0.1%):
$100,000	SLM Student Loan Trust, Series 2008-9, Class A, 5.04%, 4/25/23 (a)+	$93,722

Total Asset Backed Securities (Cost $99,601)		93,722

Common Stocks (74.3%):
Aerospace & Defense (0.7%):
5,279	American Science & Engineering, Inc.	390,435
1,909	Axsys Technologies, Inc.*	104,728

		495,163

Airline (1.1%):
627,000	Cathay Pacific Airways, Ltd.	707,073

Auto Components (1.7%):
489,305	GKN plc	692,625
40,877	Superior Industries International, Inc.	430,026

		1,122,651

Automobiles (1.2%):
11,434	DaimlerChrysler AG	437,694
16,716	Honda Motor Co., Ltd., ADR	356,719

		794,413

Biotechnology (1.9%):
12,527	Amgen, Inc.*	723,434
8,172	Myriad Genetics, Inc.*	541,477

		1,264,911

Capital Markets (2.9%):
13,775	Credit Suisse Group, SP ADR	389,282
11,431	Deutsche Bank AG	465,127
14,695	Stifel Financial Corp.*	673,766
28,905	UBS AG*	413,342

		1,941,517

Chemicals (2.3%):
25,271	E.I. du Pont de Nemours & Co.	639,356
14,133	Eastman Chemical Co.	448,158
19,460	Sensient Technologies Corp.	464,705

		1,552,219

Commercial Banks (9.5%):
59,185	Allied Irish Banks plc, SP ADR	277,578
45,935	Banco Santander SA, SP ADR	435,923
36,829	Barclays plc, ADR	360,924
43,588	First Bancorp	485,570
12,574	First Financial Bankshares, Inc.	694,211
7,993	First Financial Corp.	327,633
40,663	FNB Corp.	536,752
11,583	Home Bancshares, Inc.	312,162
60,156	Huntington Bancshares, Inc.	460,795
19,142	KB Financial Group, Inc., ADR*	501,520
35,567	Lloyds TSB Group plc, SP ADR	273,866
46,683	Regions Financial Corp.	371,597
22,322	Royal Bank of Scotland Group plc, SP ADR	341,303
15,428	SunTrust Banks, Inc.	455,743
33,976	Umpqua Holdings Corp.	491,633

		6,327,210

Commercial Services & Supplies (1.4%):
27,900	Navigant Consulting, Inc.*	442,773
37,137	R.R. Donnelley & Sons Co.	504,320

		947,093

Containers & Packaging (0.3%):
6,468	Rock-Tenn Co., Class A	221,076

Diversified Consumer Services (2.8%):
9,112	Apollo Group, Inc., Class A*	698,162
6,696	ITT Educational Services, Inc.*	635,986
2,471	Strayer Education, Inc.	529,807

		1,863,955

Diversified Financial Services (1.7%):
40,338	Bank of America Corp.	567,959
47,034	ING Groep NV, ADR	522,077

		1,090,036

Diversified Telecommunication Services (2.8%):
301,726	BT Group plc	592,683
25,702	Deutsche Telekom AG, ADR	393,241
15,777	Nippon Telegraph & Telephone Corp., ADR	428,977
26,925	Telecom Italia SPA, ADR	437,531

		1,852,432

Electric Utilities (1.5%):
39,311	Korea Electric Power Corp., ADR*	456,401
15,835	Pinnacle West Capital Corp.	508,778

		965,179

Electronic Equipment, Instruments & Components (0.5%):
7,995	Hitachi, Ltd., SP ADR	312,924

Food & Staples Retailing (1.3%):
2,185	Nash Finch Co.	98,085
3,958	Spartan Stores, Inc.	92,023
12,352	Wal-Mart Stores, Inc.	692,453

		882,561

Food Products (0.8%):
16,667	Flowers Foods, Inc.	406,008
5,403	Treehouse Foods, Inc.*	147,178

		553,186

Gas Utilities (3.1%):
14,055	Laclede Group, Inc. (The)	658,336
44,909	Piedmont Natural Gas Co., Inc.	1,422,268

		2,080,604

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Health Care Equipment & Supplies (0.7%):
9,954	CryoLife, Inc.*	$96,653
3,895	Greatbatch, Inc.*	103,062
10,217	STERIS Corp.	244,084

		443,799

Health Care Providers & Services (0.8%):
16,989	Gentiva Health Services, Inc.*	497,098

Health Care Technology (0.1%):
3,332	Computer Programs & Systems, Inc.	89,298

Hotels, Restaurants & Leisure (2.5%):
231,740	Ladbrokes plc	619,621
12,094	McDonald’s Corp.	752,126
5,071	Panera Bread Co., Class A*	264,909

		1,636,656

Household Durables (0.6%):
18,370	Sony Corp., SP ADR	401,752

Industrial Conglomerates (3.0%):
876,000	Citic Pacific, Ltd.	954,529
38,446	General Electric Co.	622,825
29,982	Textron, Inc.	415,850

		1,993,204

Insurance (1.5%):
80,486	AEGON NV	486,940
21,426	Axa, ADR	481,442

		968,382

IT Services (2.3%):
617,678	LogicaCMG plc	616,744
16,542	ManTech International Corp., Class A*	896,411

		1,513,155

Life Sciences Tools & Services (0.8%):
23,969	Luminex Corp.*	511,978

Machinery (0.9%):
33,344	Briggs & Stratton Corp.	586,521

Media (1.8%):
1,269,134	ITV plc	727,486
64,389	New York Times Co., Class A	471,972

		1,199,458

Metals & Mining (4.3%):
59,392	Alcoa, Inc.	668,754
14,657	ArcelorMittal, Class A	360,416
23,420	Compass Minerals International, Inc.	1,373,817
6,288	POSCO, ADR	473,172

		2,876,159

Shares or
Principal		Fair
Amount		Value
Multi-Utilities (2.1%):
39,461	NiSource, Inc.	432,887
13,750	SCANA Corp.	489,500
14,469	Veolia Environnement, ADR	458,812

		1,381,199

Multiline Retail (2.0%):
16,086	Dollar Tree, Inc.*	672,395
24,238	Family Dollar Stores, Inc.	631,884

		1,304,279

Oil, Gas & Consumable Fuels (2.6%):
6,674	Clayton Williams Energy, Inc.*	303,266
21,160	Goodrich Petroleum Corp.*	633,742
15,730	Petro-Canada	344,330
19,151	Repsol YPF SA, ADR	411,938

		1,693,276

Paper & Forest Products (0.7%):
40,208	MeadWestvaco Corp.	449,927

Pharmaceuticals (1.9%):
38,733	Pfizer, Inc.	685,962
45,156	ViroPharma, Inc.*	587,931

		1,273,893

Real Estate Management & Development (2.7%):
849,000	New World Developments Co., Ltd.	867,396
887,000	Sino Land Co., Ltd.	927,073

		1,794,469

Specialty Retail (1.9%):
6,438	AutoZone, Inc.*	897,908
7,617	Buckle, Inc. (The)	166,203
6,205	Tractor Supply Co.*	224,248

		1,288,359

Thrifts & Mortgage Finance (1.4%):
29,944	First Niagara Financial Group, Inc.	484,194
27,937	Washington Federal, Inc.	417,938

		902,132

Tobacco (0.6%):
14,315	Universal Corp.	427,589

Transportation Infrastructure (1.5%):
981,000	Cosco Pacific, Ltd.	1,010,003

Total Common Stocks (Cost $54,745,737)		49,289,981

Convertible Bonds (0.1%):
Diversified Financial Services (0.1%):
$100,000	Prudential Financial, Inc., 0.37%, 12/15/37, Callable 6/16/09 @ 100(a)+	94,650

Total Convertible Bonds (Cost $97,918)		94,650

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Principal		Fair
Amount		Value
Corporate Bonds (4.8%):
Commercial Banks (1.4%):
$100,000	ANZ National Bank, Ltd., 6.20%, 7/19/13(b)+	$96,756
100,000	Bank of America Corp., Series L, 1.88%, 6/22/12, MTN(a)+	100,450
100,000	Bank of America Corp., 8.13%, 12/31/49+	71,929
100,000	Barclays Bank plc, 2.50%, 8/10/09(a) (b)+	99,694
100,000	Barclays Bank plc, 7.43%, 9/29/49(a) (b)+	50,558
100,000	Citigroup Funding, Inc., 3.56%, 5/7/10(a)+	94,807
100,000	PNC Funding Corp., 2.30%, 6/22/12+	100,999
100,000	Regions Bank, 3.25%, 12/9/11+	104,036
100,000	SunTrust Bank, Inc., 3.00%, 11/16/11+	103,410
100,000	UBS AG Stamford CT, 5.88%, 12/20/17+	91,864
20,000	Wells Fargo Co., 5.25%, 10/23/12+	20,371

		934,874

Commercial Services & Supplies (0.0%):
35,000	First Data Corp., 9.88%, 9/24/15, Callable 9/30/11 @ 104.94+	21,175

Diversified Consumer Services (0.7%):
100,000	American Express Credit Co., Series C, 5.88%, 5/2/13+	95,997
100,000	American International Group, 5.85%, 1/16/18, MTN(b)+	67,029
100,000	American International Group, 8.25%, 8/25/18+	73,192
25,000	Bear Stearns Co., Inc., 6.40%, 10/2/17+	25,980
20,000	General Electric Capital Corp., 5.25%, 10/19/12+	20,144
100,000	John Deere Capital Corp., 2.94%, 6/10/11(a)+	91,249
100,000	National Rural Utilities, 4.75%, 3/1/14+	92,858
25,000	Petrobras International Finance, Inc., 5.88%, 3/1/18+	22,475

		488,924

Diversified Financial Services (1.4%):
100,000	Citigroup, Inc., 6.13%, 11/21/17+	101,054
200,000	Citigroup, Inc., 8.45%, 4/29/49+	132,058
100,000	Goldman Sachs Group, Inc., 5.95%, 1/18/18+	94,817
100,000	Goldman Sachs Group, Inc., 6.15%, 4/1/18+	96,096
100,000	J.P. Morgan Chase & Co., Series 1, 7.94%, 4/29/49, Callable 4/30/18 @ 100+	83,183
100,000	Macquarie Bank, Ltd., Series B, 4.10%, 12/17/13, MTN(b)	101,985
200,000	Merrill Lynch & Co., Series E, 4.20%, 5/30/14, MTN(a)+	219,242
100,000	Morgan Stanley, Series F, 6.63%, 4/1/18, MTN+	87,729

		916,164

Diversified Telecommunication Services (0.2%):
100,000	AT&T, Inc., 6.30%, 1/15/38+	105,711

Electric Utilities (0.3%):
100,000	Southern Cal Edison, 5.00%, 1/15/14+	101,789
100,000	Southern Co., Series 08-A, 2.92%, 8/20/10(a)+	96,702

		198,491

Electronic Equipment & Instruments (0.1%):
100,000	General Electric Co., 5.25%, 12/6/17+	99,695

Insurance (0.1%):
100,000	American International Group, 8.18%, 5/15/58(b)+	38,903

Media (0.4%):
200,000	Rogers Communications, 6.75%, 3/15/15+	194,763
100,000	Time Warner Cable, Inc., 5.40%, 7/2/12+	93,375

		288,138

Pharmaceuticals (0.2%):
100,000	Amgen, Inc., 5.85%, 6/1/17+	103,274

Total Corporate Bonds (Cost $3,317,224)		3,195,349

Yankee Dollars (0.1%):
100,000	British Telecom plc, 5.95%, 1/15/18+	86,997

Total Yankee Dollars (Cost $86,387)		86,997

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Shares or
Principal		Fair
Amount		Value
Preferred Stocks (0.2%):
100	Bank of America Corp., Series L+	$65,000
100	Wachovia Corp., Series L, Class A+	75,000

Total Preferred Stocks (Cost $132,827)		140,000

Municipal Bonds (0.5%):
California (0.2%):
$100,000	Los Angeles Department of Water & Power Revenue, Series A-1, 5.00%, 7/1/37, Callable 7/1/17 @ 100+	91,704

Illinois (0.3%):
100,000	Chicago Illinois Transit Authority Sales & Transfer Tax Receipts Revenue, Series B, 6.90%, 12/1/40+	102,576
100,000	Illinois State GO, 4.50%, 6/24/09+	100,871

		203,447

Total Municipal Bonds (Cost $303,586)		295,151

U.S. Government Agency Mortgages (14.0%):
Federal Home Loan Mortgage Corporation (0.8%)
500,000	5.25%, 1/12/09 +	500,685

Federal Home Loan Mortgage Corporation (2.3%)
500,000	0.15%, 1/21/09(d)+	500,000
1,000,000	5.50%, 1/15/38, Pool #27315 TBA	1,023,438

		1,523,438

Federal National Mortgage Association (10.7%)
600,000	1.12%, 2/2/09(d)+	599,995
474,882	5.00%, 3/1/37+	485,412
499,359	6.00%, 7/1/37, Pool #944544+	514,645
472,107	5.50%, 8/1/37, Pool #995024+	484,815
479,849	5.50%, 2/1/38, Pool #995021+	492,465
400,000	6.00%, 2/1/38, Pool #971908+	412,204
500,000	5.50%, 9/1/38, Pool #987818+	513,068
460,075	5.50%, 9/1/38, Pool #889995+	472,146
3,100,000	5.00%, 1/13/39, Pool #19888 TBA	3,164,908

		7,139,658

United Mexican States (0.2%)
40,000	5.63%, 1/15/17+	40,000
40,000	8.30%, 8/15/31, MTN+	49,000
20,000	6.75%, 9/27/34, MTN+	21,100

		110,100

Total U.S. Government Agency Mortgages (Cost $9,026,737)		9,273,881

U.S. Treasury Obligations (6.7%):
Federal Home Loan Bank (0.9%)
600,000	0.03%, 1/14/09(d)+	600,000

U.S. Treasury Bill (4.8%)
3,200,000	0.00%, 1/8/09(d)+	3,200,000

U.S. Treasury Bonds (0.5%)
200,000	5.00%, 5/15/37+	289,781

U.S. Treasury Inflation Index Bond (0.1%)
50,000	2.00%, 1/15/26 +	51,391

U.S. Treasury Notes (0.4%)
50,000	8.13%, 8/15/21+	76,047
150,000	5.25%, 11/15/28+	198,047

		274,094

Total U.S. Treasury Obligations (Cost $4,323,872)		4,415,266

Purchased Call Options (0.3%):
380	1-Year Interest Rate SWAP, Receive 3-Month USD-LIBOR Floating Rate Index, Strike @ 4.25 Exp. 7/8/11+	188,367
2	Euro-Bund Future Option March 09, Strike @ 109.50 Exp. 2/23/09	28
5	10-Year U.S. Treasury Future Option February 09, Strike @ 142.00 Exp. 1/26/09	78

Total Purchased Call Options (Cost $38,100)		188,473

Put Options Purchased (0.0%):
110	Federal National Mortgage Association, 5.00%, Strike @ 50.00 Exp. 1/6/09(c)	0
100	Federal National Mortgage Association, 5.00%, Strike @ 64.00 Exp. 2/5/09(c)	0
100	Federal National Mortgage Association, 5.00%, Strike @ 62.00 Exp. 2/6/09(c)	0

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Shares or
Principal		Fair
Amount		Value
Put Options Purchased, continued
50	Federal National Mortgage Association, 5.50%, Strike @ 53.00 Exp. 1/6/09(c)	$0
40	Federal National Mortgage Association, 6.00%, Strike @ 55.00 Exp. 1/6/09(c)	0

Total Put Options Purchased (Cost $469)		0

Repurchase Agreements (9.8%):
2,000,000	J.P. Morgan Chase Bank, N.A., dated 12/31/08, 0.04%, due 1/2/09, proceeds $2,000,004; fully collateralized by FNMA, 7.25% 1/15/10, value at $1,975,856+	2,000,000
$4,500,000	Barclays Capital, Inc., dated 12/31/08, 0.06%, due 1/5/09, proceeds $4,500,038; fully collateralized by FNMA, 3.85% 4/17/13, value at $4,564,761	4,500,000

Total Repurchase Agreements (Cost $6,500,000)		6,500,000

Investment Company (2.7%):
1,765,527	Dreyfus Treasury Prime Cash Management, 0.17%(d)	1,765,527

Total Investment Company (Cost $1,765,527)		1,765,527

Total Investment Securities (Cost $80,437,985)(e) — 113.5%		75,265,805
Net other assets (liabilities) — (13.5)%		(8,960,383)

Net Assets — 100.0%		$66,305,422

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

+	Investment securities are segregated as collateral. The aggregate fair value of these securities is $15,493,052.

ADR—American Depository Receipt

FNMA—Federal National Mortgage Association

GO—General Obligation

LIBOR—Represents the London InterBank Offered Rate

PLC—Public Liability Co.

SPA—Standby Purchase Agreement

TBA—To be announced. Represents 6.3% of the Fund’s net assets.

(a)	Variable rate security. The rate presented represents the rate in effect at December 31, 2008. The date presented represents the final maturity date.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The subadviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The manager has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2008, these securities represent 0.0% of the net assets of the Fund.

(d)	The rate presented represents the effective yield at December 31, 2008.

(e)	Cost for federal income tax purposes is $81,949,923. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$4,226,335
Unrealized depreciation	(10,910,453)

Net unrealized depreciation	$(6,684,118)

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2008

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country	Percentage

United States	75.6%
United Kingdom	6.0%
Hong Kong	5.3%
Netherlands	2.0%
Japan	1.8%
Korea	1.7%
Germany	1.5%
European Community	1.1%
France	1.1%
Spain	1.0%
Switzerland	1.0%
Puerto Rico	0.6%
Italy	0.5%
Canada	0.4%
Ireland	0.3%
Mexico	0.1%

Total	100.0%

As of December 31, 2008 the Fund’s open foreign currency exchange contracts were as follows:

	Delivery	Contract		Appreciation/
Long Contracts	Date	Amount	Fair Value	(Depreciation)
Received 29,385 Brazilian Real in exchange for U.S. Dollars	6/2/2009	$15,446	$12,006	$(3,440)
Received 17,516 Brazilian Real in exchange for U.S. Dollars	2/3/2009	7,886	7,420	(466)
Received 364,100 Chinese Renminbi in exchange for U.S. Dollars	2/11/2009	55,000	53,034	(1,966)
Received 410,195 Chinese Renminbi in exchange for U.S. Dollars	9/8/2009	59,160	59,062	(98)
Received 657,994 Chinese Renminbi in exchange for U.S. Dollars	7/15/2009	102,000	94,866	(7,134)
Received 5,000 European Euro in exchange for U.S. Dollars	1/13/2009	6,946	6,945	(1)
Received 47,449 British Sterling Pounds in exchange for U.S. Dollars	1/2/2009	69,765	68,204	(1,561)
Received 695,189 Hong Kong Dollars in exchange for U.S. Dollars	1/2/2009	89,703	89,702	(1)
Received 285,890,000 Indonesian Rupiah in exchange for U.S. Dollars	3/31/2009	26,789	25,526	(1,263)
Received 758,000 Japanese Yen in exchange for U.S. Dollars	1/8/2009	7,915	8,365	450
Received 15,808 Mexican Nuevo Peso in exchange for U.S. Dollars	5/19/2009	1,447	1,103	(344)
Received 13,102 Malaysian Ringgit in exchange for U.S. Dollars	2/12/2009	3,701	3,784	83
Received 1,117,570 Philippine Peso in exchange for U.S. Dollars	2/6/2009	23,908	23,436	(472)
Received 967,100 Philippine Peso in exchange for U.S. Dollars	5/6/2009	20,000	20,172	172
Received 5,065 Polish Zloty in exchange for U.S. Dollars	5/6/2009	2,244	1,692	(552)
Received 78,617 New Romanian Leu in exchange for U.S. Dollars	1/28/2009	31,959	26,935	(5,024)
Received 5,550 Russian Ruble in exchange for U.S. Dollars	5/6/2009	166	161	(5)
Received 125,347 Singapore Dollars in exchange for U.S. Dollars	7/30/2009	84,493	86,917	2,424

				$(19,198)

	Delivery	Contract		Appreciation/
Short Contracts	Date	Amount	Fair Value	(Depreciation)
Delivered 26,414 Brazilian Real in exchange for U.S. Dollars	2/3/2009	$12,061	$11,189	$872
Delivered 769,540 Chinese Renminbi in exchange for U.S. Dollars	7/15/2009	111,000	110,948	52
Delivered 133,000 European Euro in exchange for U.S. Dollars	1/13/2009	167,984	184,740	(16,756)
Delivered 69,176 British Sterling Pounds in exchange for U.S. Dollars	1/13/2009	103,805	99,392	4,413
Delivered 12,831,158 Hungarian Forint in exchange for U.S. Dollars	5/6/2009	57,694	66,247	(8,553)
Delivered 232,719 Japanese Yen in exchange for U.S. Dollars	1/8/2009	2,444	2,568	(124)
Delivered 78,617 New Romanian Leu exchange for U.S. Dollars	1/28/2009	29,068	26,935	2,133
Delivered 5,550 Russian Ruble in exchange for U.S. Dollars	5/6/2009	167	161	6
Delivered 146,805 Singapore Dollars in exchange for U.S. Dollars	1/16/2009	97,977	101,876	(3,899)
Delivered 5,899 South African Rand in exchange for U.S. Dollars	5/14/2009	536	618	(82)

				$(21,938)

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2008

As of December 31, 2008 the Fund’s open futures contracts were as follows:

				Unrealized
		Expiration	Number of	Appreciation/
Description	Type	Date	Contracts	(Depreciation)

Euro-Schatz 2-Year March Futures	Short	3/09	(2)	$(1,413)
Euro Euribor March Futures	Long	3/09	1	8,845
90-Day Euribor December Futures	Long	12/09	1	5,981
Euro Bobl March Futures	Long	3/09	2	2,924
Euro Bond March Futures	Short	3/09	(1)	(3,115)
Euro Bond March Futures	Long	3/09	2	6,636
Long Gilt March Futures	Short	3/09	(2)	(13,727)
90-Day British Sterling Pound March Futures	Long	3/09	3	5,348
90-Day British Sterling Pound June Futures	Long	6/09	2	17,160
90-Day British Sterling Pound September Futures	Long	9/09	1	8,424
90-Day British Sterling Pound December Futures	Long	12/09	2	15,295
90-Day Eurodollar June Futures	Short	6/09	(2)	(5,625)
90-Day Eurodollar September Futures	Long	9/09	8	58,000
90-Day Eurodollar December Futures	Long	12/09	17	98,375
U.S. Treasury 5-Year Note March Futures	Long	3/09	13	13,648
U.S. Treasury 10-Year Note March Futures	Long	3/09	6	20,305

Total				$237,061

Interest Rate Swaps at December 31, 2008:

		(Pay)/Receive	Fixed	Expiration	Notional	Appreciation/
Counterparty	Floating Rate Index	Floating Rate	Rate	Date	Amount	Depreciation)
Morgan Stanley Capital Services Inc.	6-Month GBP LIBOR	Pay	6.00%	9/18/09	$100,000	$2,104
Goldman Sachs	6-Month EUR LIBOR	Pay	4.00	6/17/10	3,300,000	79,686
Citibank	3-Month USD LIBOR	Receive	3.00	6/17/29	200,000	12,844
Morgan Stanley	Brazil Cetip
Capital Services Inc.	Interbank Deposit Rate	Pay	12.54	1/2/12	300,000	3,526
HSBC Bank USA	South African Johannesburg Interbank	Pay	9.99	11/9/10	500,000	1,183

Barclays Bank PLC	6-Month EUR LIBOR	Pay	4.00	9/19/17	100,000	10,618
UBS AG	Brazil Cetip Interbank Deposit Rate	Pay	13.85	1/2/12	100,000	2,359
Merrill Lynch Capital Services, Inc.	3-Month USD LIBOR	Receive	5.00	12/17/38	300,000	(111,626)
Royal Bank of Scotland PLC	3-Month USD LIBOR	Pay	4.00	6/17/14	100,000	1,481
Merrill Lynch Capital Services, Inc.	3-Month USD LIBOR	Pay	4.00	12/17/13	400,000	38,462
Goldman Sachs Group	6-Month GBP LIBOR	Pay	5.00	3/18/14	100,000	14,490
Bank of America	3-Month USD LIBOR	Receive	5.00	12/17/28	200,000	(58,690)
Merrill Lynch Capital Services, Inc.	3-Month USD LIBOR	Receive	5.00	12/17/28	100,000	(32,250)
Goldman Sachs Group	6-Month EUR LIBOR	Pay	4.50	3/18/14	200,000	19,418
Goldman Sachs Group	3-Month USD LIBOR	Pay	4.00	12/17/13	100,000	10,712
Goldman Sachs Group	6-Month GBP LIBOR	Pay	4.50	9/17/11	700,000	50,522
Deutsche Bank	6-Month GBP LIBOR	Pay	5.00	3/18/11	100,000	8,331
Morgan Stanley Capital Services Inc.	3-Month USD LIBOR	Pay	5.00	12/17/18	782,000	160,480
Royal Bank of Scotland PLC	3-Month USD LIBOR	Pay	5.00	3/18/14	100,000	14,781
Credit Suisse First Boston	3-Month USD LIBOR	Receive	5.00	12/17/28	200,000	(64,289)
Morgan Stanley Capital Services Inc.	6-Month EUR LIBOR	Pay	5.50	12/17/10	100,000	7,193
Credit Suisse	3-Month USD LIBOR	Receive	4.00	6/17/24	200,000	(3,476)
Barclays Bank PLC	6-Month EUR LIBOR	Pay	4.50	6/15/10	300,000	6,622
Citibank	6-Month GBP LIBOR	Pay	5.00	3/18/11	100,000	8,166
Goldman Sachs Group	6-Month GBP LIBOR	Receive	4.00	6/15/37	100,000	(10,530)
Bank of America	3-Month USD LIBOR	Pay	4.00	12/17/13	400,000	38,988
Citibank	3-Month USD LIBOR	Pay	4.00	6/17/14	100,000	1,648
Morgan Stanley Capital Services Inc.	3-Month USD LIBOR	Pay	4.00	6/17/14	500,000	7,190
Citibank	3-Month USD LIBOR	Pay	4.00	6/17/16	100,000	(1,781)
Deutsche Bank	6-Month EUR LIBOR	Pay	5.50	9/15/10	200,000	11,433

						$229,595

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Credit Default Swaps at December 31, 2008:

Credit Default Swaps on Corporate and Sovereign Issues

							Unrealized	Implied
		Buy/Sell	(Pay)/Receive	Expiration	Notional	Market	Appreciation/	Credit
Counterparty	Reference Entity	Protection(1)	Fixed Rate	Date	Amount(2)	Value	(Depreciation)	Spread(3)
Morgan Stanley Capital Services	Britel NEGB	Buy	(1.36)	3/20/18	$100,000	$(73)	$(111)	1.37%
Barclays Bank	Gazprom	Sell	0.83	6/20/17	75,000	(29,240)	(29,219)	8.82%

					$175,000	$(29,313)	$(29,330)

Credit Default Swaps on Credit Indices

							Unrealized
		Buy/Sell	(Pay)/Receive	Expiration	Notional	Market	Appreciation/
Counterparty	Reference Entity	Protection(1)	Fixed Rate	Date	Amount(2)	Value(4)	(Depreciation)
Deutsche Bank	CDX IG11 Future	Sell	1.50%	12/20/13	$800,000	$(15,977)	$(9,274)
Merrill Lynch	CDX IG11 Future	Sell	1.50	12/20/13	200,000	(3,994)	(2,944)
International Barclays Bank	CDX EM10 SP	Sell	3.35	12/20/13	1,400,000	(209,996)	(117,463)
Deutsche Bank	CDX EM10 SP	Sell	3.35	12/20/13	800,000	(119,997)	(79,884)
Deutsche Bank	IG-9 Future	Sell	1.29	12/20/12	100,000	473	516
Royal Bank of Scotland	HY-10 Future	Sell	5.00	6/20/13	200,000	(31,666)	(17,722)
Goldman Sachs	CDX IG7 Future	Sell	0.65	12/20/16	97,600	(7,125)	626
Morgan Stanley	IG-9 Future	Sell	1.34	12/20/12	300,000	1,994	2,128
Capital Services Merrill Lynch	HY-9 Future	Sell	3.75	12/20/12	490,000	(86,361)	(46,637)
International Barclays Bank	HY-10 Future	Sell	5.00	6/20/13	200,000	(31,666)	(18,222)
Credit Suisse	HY-10 Future	Sell	5.00	6/20/13	200,000	(31,666)	(18,302)
Bank of America	HY-8 Future	Sell	2.75	6/20/12	470,400	(79,866)	(65,121)
Deutsche Bank	CDX IG10 Future	Buy	(1.50)	6/20/18	97,600	132	1,874
UBS AG	CDX EM9 Future	Sell	2.65	6/20/13	500,000	(78,424)	(71,712)

					$5,855,600	$(694,139)	$(442,137)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the related defaulted reference entities and take delivery of the reference entities or (ii) pay a net amount equal to the notional amount of the related defaulted reference entities less their recovery value. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the related defaulted reference entities and deliver the reference entities or (ii) receive a net amount equal to the notional amount of the related defaulted reference entities less their recovery value.

(2)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	The market value of credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk for the credit derivative as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Written Swap Options outstanding on December 31, 2008:

		Pay/Receive	Exercise	Expiration	Number of		Fair
Description	Counterparty	Floating Index	Rate	Date	Contracts	Premium	Value

Call — OTC 7-Year Interest Rate Swap	Royal Bank of Scotland	Rec — 3-month USD-LIBOR	4.90%	7/8/16	(130)	$(36,660)	$(202,145)

						$(36,660)	$(202,145)

Securities Sold Short (−0.8)%

	Coupon	Expiration	Number of		Fair	Unrealized
Security Description	Rate	Date	Contracts	Premium	Value	Gain/Loss
Federal National Mortgage Association — January TBA	5.50%	1/1/39	(500,000)	$(505,938)	$(512,500)	$(6,562)

				$(505,938)	$(512,500)	$(6,562)

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL
TargetPLUS
Growth Fund

Assets:
Investment securities, at cost	$73,937,985

Investment securities, at value	$68,765,805
Repurchase agreements, at value/cost	6,500,000
Segregated cash for collateral	108,300
Interest and dividends receivable	258,841
Foreign currency, at value (cost $67,537)	69,266
Unrealized appreciation on interest rate swaps	629,029
Unrealized appreciation on credit default swaps	5,144
Swap premiums paid	65,330
Receivable for capital shares issued	153,550
Receivable for investments sold	2,075,575
Unrealized appreciation for forward foreign currency contracts	10,605
Receivable from Manager	6,236
Prepaid expenses	1,673

Total Assets	78,649,354

Liabilities:
Unrealized depreciation on forward foreign currency contracts	51,741
Unrealized depreciation on interest rate swaps	399,434
Unrealized depreciation on credit default swaps	476,611
Swap premiums received	372,371
Payable for investments purchased	10,284,347
Payable for capital shares redeemed	142
Securities sold short (Premiums received $505,938)	512,500
Options written, at value (Premiums received $36,660)	202,145
Payable for variation margin on futures contracts	18,132
Administration fees payable	2,615
Distribution fees payable	13,100
Administrative and compliance services fees payable	755
Other accrued liabilities	10,039

Total Liabilities	12,343,932

Net Assets	$66,305,422

Net Assets Consist of:
Capital	$99,166,662
Accumulated net investment income/(loss)	1,754,448
Accumulated net realized gains/(losses) from investment transactions	(29,221,374)
Net unrealized appreciation/(depreciation) on investments	(5,394,314)

Net Assets	$66,305,422

Shares of beneficial interest (unlimited number of shares authorized, no par value)	11,014,322
Net Asset Value (offering and redemption price per share)	$6.02

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL
TargetPLUS
Growth Fund

Investment Income:
Interest	$429,820
Dividends	1,611,310
Income from securities lending	94,376

Total Investment Income	2,135,506

Expenses:
Manager fees	319,777
Administration fees	27,676
Distribution fees	153,738
Custodian fees	152,861
Administrative and compliance service fees	2,496
Trustees’ fees	5,090
Professional fees	9,672
Shareholder reports	7,216
Interest expense on cash overdraft	12,724
Other expenses	14,243

Total expenses before reductions	705,493
Less expenses waived/reimbursed by the Manager	(145,460)
Less expenses paid indirectly	(15,993)

Net expenses	544,040

Net Investment Income/(Loss)	1,591,466

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(28,544,360)
Net realized gains/(losses) on swap agreements	(65,323)
Net realized gains/(losses) on futures transactions	97,719
Net realized gains/(losses) on options transactions	25,915
Change in unrealized appreciation/(depreciation) on investments	(5,308,039)

Net Realized/Unrealized Gains/(Losses) on Investments	(33,794,088)

Change in Net Assets Resulting From Operations	$(32,202,622)

See accompanying notes to the financial statements.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL TargetPLUS
	Growth Fund
	For the
	Year Ended	May 1, 2007 to
	December 31,	December 31,
	2008	2007(a)

Change in Net Assets: Operations:
Net investment income/(loss)	$1,591,466	$257,263
Net realized gains/(losses) on investment transactions	(28,486,049)	(582,282)
Change in unrealized appreciation/(depreciation) on investments	(5,308,039)	(86,275)

Change in net assets resulting from operations	(32,202,622)	(411,294)

Dividends to Shareholders:
From net investment income	—	(335,152)
From return of capital	—	(56,954)

Change in net assets resulting from dividends to shareholders	—	(392,106)

Capital Transactions:
Proceeds from shares issued	73,801,934	43,016,241
Proceeds from dividends reinvested	—	392,106
Value of shares redeemed	(14,052,275)	(3,846,562)

Change in net assets resulting from capital transactions	59,749,659	39,561,785

Change in net assets	27,547,037	38,758,385
Net Assets:
Beginning of period	38,758,385	—

End of period	$66,305,422	$38,758,385

Accumulated net investment income/(loss)	$1,754,448	$(12,511)

Share Transactions:
Shares issued	8,845,097	4,237,640
Dividends reinvested	—	39,408
Shares redeemed	(1,732,318)	(375,505)

Change in shares	7,112,779	3,901,543

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended	May 1, 2007 to
	December 31,	December 31,
	2008	2007(a)

Net Asset Value, Beginning of Period	$9.93	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.15	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	(4.06)	(0.04)

Total from Investment Activities	(3.91)	0.03

Dividends to Shareholders From:
Net Investment Income	—	(0.09)
Return of Capital	—	(0.01)

Total Dividends	—	(0.10)

Net Asset Value, End of Period	$6.02	$9.93

Total Return(b) (c)	(39.38)%	0.33%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$66,305	$38,758
Net Investment Income/(Loss)(d)	2.59%	1.80%
Expenses Before Reductions(d) (e)	1.15%	1.06%
Expenses Net of Reductions(d)	0.89%	0.89%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d) (f)	0.91%	N/A
Portfolio Turnover Rate(c)	108.18%	110.66%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program,under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL TargetPLUS Growth Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

In September 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161”. FAS 133-1 and FIN 45-4 is effective for fiscal years and interim periods ending after November 15, 2008. FAS 133-1 and FIN 45-4 require enhanced disclosures by sellers of credit derivatives and certain guarantees, including the nature of these derivatives, approximate terms, reasons for entering into these instruments, and status of payment/performance risk. All disclosures required by this FASB Staff Position have been included in the Credit Default Swap tables in the Schedule of Portfolio Investments and in the Swap Agreements section of this Note 2 to the Financial Statements.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Repurchase Agreements

Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which a Sub adviser deems creditworthy, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligations or become insolvent, the Fund holding the obligation would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that the Fund would be entitled, as against the claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees believes that, under the regular procedures normally in effect for the custody of a Fund’s securities subject to repurchase agreements, and under federal laws, a court of competent jurisdiction would rule in favor of the Fund if presented with the question. Securities subject to repurchase agreements will be held by the Fund’s Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as an agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Options Contracts

The Fund may write call and put options on instruments in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium as an investment that is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Transactions in options written during the year ended December 31, 2008, were as follows:

	Number of	Premiums
Options Transactions	Contracts	Received
Options outstanding at December 31, 2007	(191)	$(54,028)
Options written	(21)	(15,877)
Options exercised	4	2,050
Options bought back	50	12,029
Options expired	28	19,166

Options outstanding at December 31, 2008	(130)	$(36,660)

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to market, interest rate and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements. In connection with these arrangements, securities may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default or bankruptcy by the counterparty.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit default swap (CDS) agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified amount in the event of a default by a third party reference entity. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. As a seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. When entering into or closing a CDS position, a cash flow to account for market premiums or discounts (as compared to par value) is exchanged. The seller typically receives a pre-determined periodic payment from the other party in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the notional amount of the referenced debt obligation to the counterparty in exchange for the defaulted obligation, or the seller would be required to pay a net settlement amount to the counterparty equal to the notional amount of the referenced debt obligation less the recovery value of the defaulted obligation. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specified referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund used credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve on party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms, including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds. Purchasing credit default swaps on indices is less expensive than buying many credit default swaps to hedge a portfolio. Credit default swaps on indices protect investors owning bonds against default and can also be used to speculate on changes in credit quality.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded as realized gains or losses in the Statement of Operations.

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties to perform. The notional amounts reflect the extent of the total investment exposure each Fund has under the swap agreement. A Fund bears the risk of loss of the amount expected to be received under a swap agreement (i.e., any unrealized appreciation) in the event of the default or bankruptcy of swap agreement counterparty. The notional amount and related unrealized appreciation (depreciation) of each swap agreement at period end is disclosed in the swap tables in the Schedule of Portfolio Investments.

The Fund is party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, such as over-the-counter swap contracts, entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election by the counterparty to early terminate may impact the amounts reported in the financial statements. As of December 31, 2008 the Fund has not met the conditions under such agreements that give the counterparty the right to call for an early termination.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained two money management organizations (the “Subadvisers”), First Trust Advisors L.P. (“First Trust”) which is independent of the Manager, and Pacific Investment Management Company LLC (“PIMCO”) which is an affiliate of the Manager, to make investment decisions on behalf of the Fund. Pursuant to separate amended and restated subadvisory agreements between the Manager and First Trust and between the Manager and PIMCO, First Trust and PIMCO provide investment advisory services as the Subadvisers for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadvisers are entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 0.89%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL TargetPLUS Growth Fund	0.52%	0.89%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

	Expires	Expires
	12/31/2010	12/31/2011
AZL TargetPLUS Growth Fund	$23,626	$145,460

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $2,445 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

		Securities Sold
	Investment	Short and	Other Financial
Valuation Inputs	Securities	Written Options	Instruments*
Level 1 — Quoted Prices	$43,407,189	$—	$237,061
Level 2 — Other Significant Observable Inputs	31,858,616	(714,645)	(283,008)
Level 3 — Significant Unobservable Inputs	—	—	—

Total	$75,265,805	$(714,645)	$(45,947)

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements, but excluding written options. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL TargetPLUS Growth Fund	$116,078,885	$58,985,584

For the period ended December 31, 2008, purchases and sales on long-term U.S. Government Securities were as follows:

	Purchases	Sales
AZL TargetPLUS Growth Fund	$18,894,030	$17,635,994

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2008, the Fund held restricted securities representing 0.0% of net assets all of which have been deemed illiquid. The restricted illiquid securities held as of December 31, 2008 are identified below:

	Acquisition	Acquisition		Fair
Security	Date	Cost	Contracts	Value
Federal National Mortgage Association, 5.00%, Strike @ 50.00, Exp. 1/6/09	11/1/08	$129	110	$0
Federal National Mortgage Association, 5.00%,
Strike @ 64.00, Exp. 2/5/09	12/3/08	117	100	0
Federal National Mortgage Association, 5.00%,
Strike @ 62.00, Exp. 2/6/09	12/4/08	117	100	0
Federal National Mortgage Association, 5.50%,
Strike @ 53.00, Exp. 1/6/09	10/21/08	59	50	0
Federal National Mortgage Association, 6.00%,
Strike @ 55.00, Exp. 1/6/09	10/21/08	40	47	0

7. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

27

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2016
AZL TargetPLUS Growth Fund	$340,984

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $27,183,865 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

		Net
	Ordinary	Long-Term	Return of	Total
	Income	Capital Gains	Capital	Distributions(a)
AZL TargetPLUS Growth Fund	$325,694	$9,458	$56,954	$392,106

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Total
	Undistributed		Accumulated		Accumulated
	Ordinary	Accumulated	Capital and	Unrealized	Earnings
	Income	Earnings	Other Losses	Depreciation(a)	(Deficit)
AZL TargetPLUS Growth Fund	$1,226,237	$1,226,237	$(27,524,849)	$(6,562,628)	$(32,861,240)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL TargetPLUS Growth Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each period in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets and financial highlights for each period in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

29

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

30

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

31

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

32

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

33

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

34

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

35

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

36

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1208 2/09

AZL TargetPLUSSM Moderate Fund
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL TargetPLUSSM Moderate Fund
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL TargetPlusSM Moderate Fund and First Trust Advisors L.P. serves as Subadviser to the Fund on the equity portfolio and Pacific Investment Management Company LLC (“PIMCO”) serves as Subadviser to the Fund on the fixed income portfolio.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
For the 12-month period ended December 31, 2008, the AZL TargetPLUSSM Moderate Fund returned -32.37%. That compared to a -37.31% and -37.00% total return for its benchmarks, the Russell 3000® Index1 and the S&P 500 Index1, respectively.
This Fund invests through an equity portfolio and two fixed-income portfolios: one managed with a goal of producing total return and the other managed for diversified income.
The equity portion of this Fund is measured against the Russell 3000® Index. Stock selection in the consumer discretionary and financial sectors hurt performance relative to the equity index, as did an overweight position in the materials sector. Selection of energy and health care stocks also weighed on relative performance, as did an underweight position in health care. Likewise, an underweight stake in consumer staples hurt returns against the benchmark, as this was the benchmark’s best-performing sector during 2008.*
Overweight positions and stock selection in both the telecommunications and utilities sectors helped the stock allocation’s performance relative to the equity benchmark.*
The fixed-income total return portfolio was positioned on the front end of the yield curve in certain developed foreign countries, such as the Euroland. This move boosted relative returns, as markets priced in rate cuts by central banks worldwide. Positioning for a steepening yield curve in the U.S., U.K. and Euroland also proved positive for relative performance, as did an underweight stake in corporate securities.*
An emphasis on financial companies’ debt detracted from the fixed-income total return portfolio’s relative returns, as did an overweight position in agency mortgage-backed securities. That said, the Fund’s relative performance benefited from its avoidance of non-agency mortgage and asset-backed securities.*
In the diversified income portfolio, favorable asset allocation—including an emphasis on emerging markets and a de-emphasis on high-yield and investment-grade credit—helped performance relative to the benchmark. An underweight position in spread duration during the majority of the year also helped, as credit spreads widened. An off-benchmark allocation to emerging market currencies boosted relative performance, although the currencies gave back some of their gains during the year’s second half. Underweighting the high-yield sector improved returns against the benchmark as well, as the spreads between high-yield bonds and U.S. Treasuries widened to historic levels.*
An allocation to high-quality financial issues dragged on relative returns, as did exposure to bank loans in the latter part of the year. Within emerging market debt, overweight stakes in Russia and Ukraine detracted from performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.

[1]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Standard & Poor’s 500 Index (“S&P 500 Index”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. Stock market as a whole. The Funds primary index is the Russell 3000® Index, however to provide a broader market comparative we have also listed additional indices. Investors cannot invest directly in an index.

1

AZL TargetPLUSSM Moderate Fund Review
Fund Objective
The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve its objective by investing in a diversified portfolio of equity and fixed income securities. Under normal market conditions, the Manager will allocate 60% to 70% of the Fund’s assets to the Equity Portfolio and the remaining balance of the Fund’s assets to the Fund’s assets to the Fixed Income Portfolio.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2008

		Since
		Inception
	1 Year	(5/1/07)

AZL TargetPLUSSM Moderate Fund	-32.37%	-20.04%
Russell 3000® Index	-37.31%	-24.66%
S&P 500 Index	-37.00%	-24.19%

Expense Ratio
Gross	1.14%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have entered into a written agreement limiting operating expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, to 0.89% through April 30, 2010. Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 3000® Index and the Standard & Poor’s 500 Index (“S&P 500 Index”). The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The S&P 500 Index is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. stock market as a whole. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL TargetPLUS Moderate Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL TargetPLUS Moderate Fund	$1,000.00	$742.90	$4.38	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL TargetPLUS Moderate Fund	$1,000.00	$1,020.11	$5.08	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL TargetPLUS Moderate Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Aerospace & Defense	0.6%
Airline	0.9
Auto Components	1.4
Automobiles	1.0
Biotechnology	1.5
Capital Markets	1.5
Chemicals	1.9
Commercial Banks	7.7
Commercial Services & Supplies	1.2
Containers & Packaging	0.3
Diversified Consumer Services	2.3
Diversified Financial Services	2.2
Diversified Telecommunication Services	2.3
Electric Utilities	1.2
Electronic Equipment, Instruments & Components	0.4
Food & Staples Retailing	1.1
Food Products	0.7
Gas Utilities	2.5
Health Care Equipment & Supplies	0.5
Health Care Providers & Services	0.6
Health Care Technology	0.1
Hotels, Restaurants & Leisure	2.0
Household Durables	0.5
Industrial Conglomerates	2.4
Insurance	1.2
IT Services	1.8
Life Sciences Tools & Services	0.6
Machinery	0.7
Media	1.5
Metals & Mining	3.5
Multi-Utilities	1.7
Multiline Retail	1.6
Oil, Gas & Consumable Fuels	2.1
Paper & Forest Products	0.5
Pharmaceuticals	1.6
Real Estate Management & Development	2.2
Specialty Retail	1.6
Thrifts & Mortgage Finance	1.1
Tobacco	0.5
Transportation Infrastructure	1.2
U.S. Government Agency Mortgages	32.2
U.S. Treasury Obligation	0.1
Yankee Dollars	0.2
Preferred Stocks	0.4
Corporate Bonds	6.1
Mortgage Backed Securities	0.2
Municipal Bonds	0.5
Investment Company	1.9
Repurchase Agreements	14.7

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

Percent of
Investments	net assets*
Put Options Purchased	0.0
Purchased Call Option	0.4
Convertible Bonds	0.2

117.1%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks (60.2%):
Aerospace & Defense (0.6%):

3,476	American Science & Engineering, Inc.	$257,085
1,257	Axsys Technologies, Inc.*	68,959

		326,044

Airline (0.9%):

412,000	Cathay Pacific Airways, Ltd.	464,616

Auto Components (1.4%):

322,132	GKN plc	455,987
26,911	Superior Industries International, Inc.	283,104

		739,091

Automobiles (1.0%):

7,528	DaimlerChrysler AG	288,172
11,005	Honda Motor Co., Ltd., ADR	234,847

		523,019

Biotechnology (1.5%):

8,246	Amgen, Inc.*	476,206
5,380	Myriad Genetics, Inc.*	356,479

		832,685

Capital Markets (1.5%):

9,069	Credit Suisse Group, SP ADR	256,290
7,526	Deutsche Bank AG	306,233
9,675	Stifel Financial Corp.*	443,599
19,029	UBS AG*	272,115

		1,278,237

Chemicals (1.9%):

16,637	E.I. du Pont de Nemours & Co.	420,916
9,305	Eastman Chemical Co.	295,061
12,812	Sensient Technologies Corp.	305,951

		1,021,928

Commercial Banks (7.7%):

38,964	Allied Irish Banks plc, SP ADR	182,741
30,241	Banco Santander SA, SP ADR	286,987
24,247	Barclays plc, ADR	237,621
28,695	First Bancorp	319,662
8,277	First Financial Bankshares, Inc.	456,973
5,262	First Financial Corp.	215,689
26,771	FNB Corp.	353,377
7,626	Home Bancshares, Inc.	205,521
39,603	Huntington Bancshares, Inc.	303,359
12,602	KB Financial Group, Inc., ADR*	330,172
23,416	Lloyds TSB Group plc, SP ADR	180,303
30,733	Regions Financial Corp.	244,635
14,696	Royal Bank of Scotland Group plc, SP ADR	224,702
10,157	SunTrust Banks, Inc.	300,038
22,368	Umpqua Holdings Corp.	323,665

		4,165,445

Commercial Services & Supplies (1.2%):

18,368	Navigant Consulting, Inc.*	291,500
24,449	R.R. Donnelley & Sons Co.	332,018

		623,518

Containers & Packaging (0.3%):

4,258	Rock-Tenn Co., Class A	145,538

Diversified Consumer Services (2.3%):

5,999	Apollo Group, Inc., Class A*	459,643
4,408	ITT Educational Services, Inc.*	418,672
1,627	Strayer Education, Inc.	348,845

		1,227,160

Diversified Financial Services (2.2%):

26,557	Bank of America Corp.	373,923
30,965	ING Groep NV, ADR	343,711

		717,634

Diversified Telecommunication Services (2.3%):

198,640	BT Group plc	390,191
16,921	Deutsche Telekom AG, ADR	258,891
10,387	Nippon Telegraph & Telephone Corp., ADR	282,422
17,727	Telecom Italia SPA, ADR	288,064

		1,219,568

Electric Utilities (1.2%):

25,880	Korea Electric Power Corp., ADR*	300,467
10,425	Pinnacle West Capital Corp.	334,955

		635,422

Electronic Equipment & Instruments (0.4%):

5,264	Hitachi, Ltd., SP ADR	206,033

Food & Staples Retailing (1.1%):

1,438	Nash Finch Co.	64,552
2,606	Spartan Stores, Inc.	60,589
8,132	Wal-Mart Stores, Inc.	455,880

		581,021

Food Products (0.7%):

10,973	Flowers Foods, Inc.	267,302
3,558	Treehouse Foods, Inc.*	96,920

		364,222

Gas Utilities (2.5%):

9,253	Laclede Group, Inc. (The)	433,410
29,565	Piedmont Natural Gas Co., Inc.	936,324

		1,369,734

Health Care Equipment & Supplies (0.5%):

6,553	CryoLife, Inc.*	63,630
2,564	Greatbatch, Inc.*	67,843
6,727	STERIS Corp.	160,708

		292,181

Health Care Providers & Services (0.6%):

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Health Care Providers & Services, continued

11,185	Gentiva Health Services, Inc.*	$327,273

Health Care Technology (0.1%):

2,194	Computer Programs & Systems, Inc.	58,799

Hotels, Restaurants & Leisure (2.0%):

152,565	Ladbrokes plc	407,925
7,962	McDonald’s Corp.	495,157
3,338	Panera Bread Co., Class A*	174,377

		1,077,459

Household Durables (0.5%):

12,094	Sony Corp., SP ADR	264,496

Industrial Conglomerates (2.4%):

576,000	Citic Pacific, Ltd.	627,635
25,311	General Electric Co.	410,038
19,738	Textron, Inc.	273,766

		1,311,439

Insurance (1.2%):

52,987	AEGON NV	320,571
14,106	Axa, ADR	316,962

		637,533

IT Services (1.8%):

406,646	LogicaCMG plc	406,031
10,889	ManTech International Corp., Class A*	590,075

		996,106

Life Sciences Tools & Services (0.6%):

15,780	Luminex Corp.*	337,061

Machinery (0.7%):

21,952	Briggs & Stratton Corp.	386,136

Media (1.5%):

835,529	ITV plc	478,937
42,390	New York Times Co., Class A	310,719

		789,656

Metals & Mining (3.5%):

39,101	Alcoa, Inc.	440,277
9,649	ArcelorMittal, Class A	237,269
15,418	Compass Minerals International, Inc.	904,420
4,140	POSCO, ADR	311,535

		1,893,501

Multi-Utilities (1.7%):

25,979	NiSource, Inc.	284,990
9,052	SCANA Corp.	322,251
9,526	Veolia Environment, ADR	302,069

		909,310

Shares or
Principal		Fair
Amount		Value
Multiline Retail (1.6%):

10,590	Dollar Tree, Inc.*	442,662
15,956	Family Dollar Stores, Inc.	415,973

		858,635

Oil, Gas & Consumable Fuels (2.1%):

4,394	Clayton Williams Energy, Inc.*	199,663
13,930	Goodrich Petroleum Corp.*	417,203
10,357	Petro-Canada	226,715
12,609	Repsol YPF SA, ADR	271,220

		1,114,801

Paper & Forest Products (0.5%):

26,471	MeadWestvaco Corp.	296,210

Pharmaceuticals (1.6%):

25,499	Pfizer, Inc.	451,587
29,728	ViroPharma, Inc.*	387,059

		838,646

Real Estate Management & Development (2.2%):

558,000	New World Developments Co., Ltd.	570,091
583,000	Sino Land Co., Ltd.	609,338

		1,179,429

Specialty Retail (1.6%):

4,239	AutoZone, Inc.*	591,214
5,015	Buckle, Inc. (The)	109,427
4,085	Tractor Supply Co.*	147,632

		848,273

Thrifts & Mortgage Finance (1.1%):

19,713	First Niagara Financial Group, Inc.	318,759
18,393	Washington Federal, Inc.	275,160

		593,919

Tobacco (0.5%):

9,424	Universal Corp.	281,495

Transportation Infrastructure (1.2%):

644,000	Cosco Pacific, Ltd.	663,040

Total Common Stocks (Cost $35,062,481)		32,396,313

U.S. Government Agency Mortgages (32.2%):
Federal Home Loan Bank (2.8%)

$1,500,000	0.14%, 1/21/09(c)+	1,500,000

Federal Home Loan Mortgage Corporation (6.3%)

350,000	5.25%, 1/12/09+	350,479
3,000,000	0.15%, 1/21/09(c)+	3,000,000

		3,350,479

Federal National Mortgage Association (17.3%)

600,000	1.12%, 2/2/09(c)+	599,995
1,000,000	6.50%, 1/1/35	1,038,438
379,905	5.00%, 3/1/37+	388,329

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Shares or
Principal		Fair
Amount		Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued

$472,107	5.50%, 8/1/37, Pool #995024+	$484,814
479,849	5.50%, 2/1/38, Pool #995021+	492,465
500,000	6.00%, 3/1/38, Pool #986288+	515,334
1,571,332	5.50%, 9/1/38, Pool #889995+	1,612,558
499,448	6.00%, 11/1/38, Pool #993542+	514,687
3,600,000	5.00%, 1/13/39, Pool #19888 TBA	3,675,377

		9,321,997

Government National Mortgage Association (5.6%)

1,000,000	6.50%, 1/1/37, Pool #24184	1,039,688
1,000,000	5.50%, 1/15/37, Pool #14591 TBA	1,029,688
443,939	6.00%, 11/15/37+	458,849
494,183	6.00%, 7/15/38, Pool #782365+	511,046

		3,039,271

United Mexican States (0.2%)

40,000	5.63%, 1/15/17+	40,000
40,000	8.30%, 8/15/31, MTN+	49,000
20,000	6.75%, 9/27/34, MTN+	21,100

		110,100

Total U.S. Government Agency Mortgages (Cost $16,975,528)		17,321,847

U.S. Treasury Obligation (0.1%):
U.S. Treasury Notes (0.1%)

20,000	8.13%, 8/15/21 +	30,419

Total U.S. Treasury Obligation (Cost $26,410)		30,419

Yankee Dollars (0.2%):
Commercial Banks (0.2%):

100,000	Deutsche Bank AG London, 4.88%, 5/20/13+	98,179
100,000	Royal Bank of Scotland Group plc, 6.99%, 10/29/49(a)+	46,753

		144,932

Total Yankee Dollars (Cost $150,708)		144,932

Preferred Stocks (0.4%):
Commercial Banks (0.3%):

200	Wachovia Corp., Series L, Class A+	150,000

Diversified Financial Services (0.1%):

$100	Bank of America Corp., Series L+	$65,000

Total Preferred Stocks (Cost $202,333)		215,000
Corporate Bonds (6.1%):
Commercial Banks (2.4%):

100,000	Bank of America Corp., Series L, 1.88%, 6/22/12, MTN(d)+	100,450
25,000	Bank of America Corp., 5.75%, 12/1/17+	24,961
100,000	Bank of America Corp., 8.13%, 12/31/49+	71,929
100,000	Barclays Bank plc, 2.50%, 8/10/09(d)+	99,694
250,000	Barclays Bank plc, 6.05%, 12/4/17(a)+	220,549
100,000	Barclays Bank plc, 7.43%, 9/29/49(a) (d)+	50,558
100,000	Citigroup Funding, Inc., 3.56%, 5/7/10(d)+	94,807
100,000	New York Community Bank, 3.00%, 12/16/11+	102,681
100,000	PNC Funding Corp., 2.30%, 6/22/12+	100,999
100,000	Regions Bank, 3.25%, 12/9/11+	104,036
200,000	SunTrust Bank, Inc., 3.00%, 11/16/11+	206,821
100,000	UBS AG Stamford CT, 5.88%, 12/20/17+	91,864
10,000	Wells Fargo Co., 5.25%, 10/23/12+	10,185

		1,279,534

Commercial Services & Supplies (0.0%):

25,000	First Data Corp., 9.88%, 9/24/15, Callable 9/30/11 @ 104.94+	15,125

Diversified Consumer Services (0.3%):

100,000	Citigroup Capital XXI, 8.30%, 12/21/57, Callable 12/21/37 @ 100+	77,124
10,000	General Electric Capital Corp., 5.25%, 10/19/12+	10,072
100,000	John Deere Capital Corp., 2.94%, 6/10/11(d)+	91,249
25,000	Petrobras International Finance, Inc., 5.88%, 3/1/18+	22,475

		200,920

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Shares or
Principal		Fair
Amount		Value
Corporate Bonds, continued
Diversified Financial Services (2.5%):

$100,000	American International Group, 5.45%, 5/18/17,(a) MTN+	$66,088
200,000	American International Group, 8.25%, 8/15/18+	146,384
100,000	Citigroup, Inc., 6.13%, 11/21/17+	101,054
200,000	Citigroup, Inc., 8.45%, 4/29/49+	132,058
100,000	Goldman Sachs Group, Inc., 5.95%, 1/18/18+	94,817
100,000	Goldman Sachs Group, Inc., 6.15%, 4/1/18+	96,096
100,000	J.P. Morgan Chase & Co., Series 1, 7.94%,4/29/49, Callable 4/30/18 @ 100+	83,183
100,000	Macquarie Bank, Ltd., Series B, 4.10%, 12/17/13, MTN(a)	101,985
200,000	Merrill Lynch & Co., Series E, 4.20%, 5/30/14, MTN(d)+	219,242
100,000	Merrill Lynch & Co., 6.88%, 4/25/18+	104,603
200,000	Morgan Stanley, Series F, 6.63%, 4/1/18, MTN+	175,458

		1,320,968

Diversified Telecommunication Services (0.2%):

100,000	AT&T, Inc., 5.50%, 2/1/18+	101,063

Electronic Equipment & Instruments (0.2%):

100,000	General Electric Co., 5.25%, 12/6/17+	99,695

Health Care Providers & Services (0.2%):

100,000	GlaxoSmithKline Capital, Inc., 6.38%, 5/15/38+	112,983

Insurance (0.1%):

100,000	American International Group, 8.18%, 5/15/58 (a)+	38,903

Media (0.2%):

100,000	Rogers Communications, 6.75%, 3/15/15+	97,381

Total Corporate Bonds (Cost $3,282,719)		3,266,572

Mortgage Backed Securities (0.2%):
Asset Backed Security (0.2%):

100,000	Chase Issuance Trust, Series 2007-A14, Class A14, 1.45%, 9/15/11 (d)+	96,557

Total Mortgage Backed Securities (Cost $99,564)		96,557

Municipal Bonds (0.5%):
California (0.1%):

100,000	Los Angeles Department of Water & Power Revenue, Series A-1, 5.00%, 7/1/37, Callable 7/1/17 @ 100+	91,704

Illinois (0.4%):

100,000	Chicago Illinois Transit Authority Sales & Transfer Tax Receipts Revenue, Series B, 6.90%, 12/1/40+	102,576
100,000	Illinois State GO, 4.50%, 6/24/09+	100,871

		203,447

Total Municipal Bonds (Cost $303,586)		295,151

Investment Company (1.9%):
1,017,736	Dreyfus Treasury Prime Cash Management, 0.17%(d)	1,017,736

Total Investment Company (Cost $1,017,736)		1,017,736

Repurchase Agreements (14.7%):
5,000,000	J.P. Morgan Chase Bank, N.A., dated 12/31/08, 0.04%, due 1/2/09, proceeds $5,000,011; fully collateralized by FNMA, 7.25% 1/15/10, value at $4,934,299+	5,000,000
2,900,000	Barclays Capital, Inc., dated 12/31/08, 0.06%, due 1/5/09, proceeds $2,900,024; fully collateralized by FNMA, 3.85% 4/17/13, value at $2,944,195	2,900,000

Total Repurchase Agreements (Cost $7,900,000)		7,900,000

Put Options Purchased (0.0%):
260	Federal National Mortgage Association, 5.00%, Strike @ 50.00 Exp. 1/6/09(b)	0
50	Federal National Mortgage Association, 6.00%, Strike @ 55.00 Exp. 1/6/09(b)	0

Total Put Options Purchased (Cost $363)		0

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Shares or
Principal		Fair
Amount		Value
Purchased Call Options (0.4%):
$440	1-Year Interest Rate SWAP, Receive 3-Month USD-LIBOR Floating Rate Index, Strike @ 4.25 Exp. 7/8/11+	$218,109
2	Euro-Bund Option March 09, Strike @ 109.50 Exp. 2/23/09	28
4	10-Year U.S. Treasury Future Option February 09, Strike @ 142.00 Exp. 1/26/09	63

Total Purchased Call Options (Cost $44,051)		218,200

Convertible Bonds (0.2%):
Diversified Financial Services (0.2%):

100,000	Prudential Financial, Inc., 0.37%, 12/15/37, Callable 6/16/09 @ 100(c)+	94,650

Total Convertible Bonds (Cost $97,918)		94,650

Total Investment Securities (Cost $65,163,397)(e) — 117.1%		62,997,377
Net other assets (liabilities) — (17.1)%		(9,182,791)

Net Assets — 100.0%		$53,814,586

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

+	Investment securities are segregated as collateral. The aggregate fair value of these securities is $19,798,061.

ADR—American Depository Receipt

GO—General Obligation

LIBOR—Represents the London InterBank Offered Rate

MTN—Medium Term Note.

PLC—Public Liability Co.

SPA—Standby Purchase Agreement

TBA—To be announced. Represents 8.7% of the Fund’s net assets.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The subadviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2008, these securities represent 0.00% of the net assets of the Fund.

(c)	The rate presented represents the effective yield at December 31, 2008.

(d)	Variable rate security. The rate presented represents the rate in effect at December 31, 2008. The date presented represents the final maturity date.

continued

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Schedule of Portfolio Investments, continued
December 31, 2008

(e)	Cost for federal income tax purposes is $65,928,960. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$3,323,237
Unrealized depreciation	(6,254,820)

Net unrealized depreciation	$(2,931,583)

The following represents the concentrations by country of risk (base on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country	Percentage
United States	79.3%
United Kingdom	6.9%
Hong Kong	3.9%
Netherlands	1.5%
Japan	1.3%
Korea	1.3%
Germany	1.1%
European Community	1.0%
France	0.8%
Spain	0.8%
Switzerland	0.7%
Puerto Rico	0.4%
Italy	0.4%
Canada	0.3%
Ireland	0.2%
Mexico	0.1%

Total	100.0%

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Schedule of Portfolio Investments, continued
December 31, 2008

As of December 31, 2008 the Fund’s open foreign currency exchange contracts were as follows:

	Delivery	Contract		Appreciation/
Long Contracts	Date	Amount	Fair Value	(Depreciation)

Received 21,673 Brazilian Real in exchange for U.S. Dollars	6/2/2009	$11,392	$8,855	$(2,537)
Received 19,706 Brazilian Real in exchange for U.S. Dollars	2/3/2009	8,873	8,348	(525)
Received 19,826,000 Chilean Peso in exchange for U.S. Dollars	5/6/2009	41,499	30,465	(11,034)
Received 370,720 Chinese Renminbi in exchange for U.S. Dollars	2/11/2009	56,000	53,999	(2,001)
Received 410,195 Chinese Renminbi in exchange for U.S. Dollars	9/8/2009	59,160	59,062	(98)
Received 612,800 Chinese Renminbi in exchange for U.S. Dollars	7/15/2009	95,000	88,350	(6,650)
Received 5,000 European Euro in exchange for U.S. Dollars	1/13/2009	6,946	6,945	(1)
Received 368,645,000 Indonesian Rupiah in exchange for U.S. Dollars	3/31/2009	34,771	32,915	(1,856)
Received 793,000 Japanese Yen in exchange for U.S. Dollars	1/8/2009	8,282	8,752	470
Received 13,102 Malaysian Ringgit in exchange for U.S. Dollars	2/12/2009	3,701	3,784	83
Received 41,247 Mexican Nuevo Peso in exchange for U.S. Dollars	5/19/2009	3,777	2,878	(899)
Received 1,117,570 Philippine Peso in exchange for U.S. Dollars	2/6/2009	23,908	23,436	(472)
Received 967,100 Philippine Peso in exchange for U.S. Dollars	5/6/2009	20,000	20,172	172
Received 7,841 Polish Zloty in exchange for U.S. Dollars	5/6/2009	3,475	2,620	(855)
Received 79,342 New Romanian Leu in exchange for U.S. Dollars	1/28/2009	32,253	27,184	(5,069)
Received 1,987,600 Russian Ruble in exchange for U.S. Dollars	5/6/2009	81,573	57,710	(23,863)
Received 125,347 Singapore Dollars in exchange for U.S. Dollars	7/30/2009	84,492	86,917	2,425

				$(52,710)

	Delivery	Contract		Appreciation/
Short Contracts	Date	Amount	Fair Value	(Depreciation)

Delivered 19,489 Brazilian Real in exchange for U.S. Dollars	2/3/2009	$8,899	$8,256	$643
Delivered 15,136,500 Chilean Peso in exchange for U.S. Dollars	5/14/2009	23,127	23,237	(110)
Delivered 679,388 Chinese Renminbi in exchange for U.S. Dollars	7/15/2009	98,000	97,950	50
Delivered 184,000 European Euro in exchange for U.S. Dollars	1/13/2009	232,399	255,580	(23,181)
Delivered 67,961 British Sterling Pounds in exchange for U.S. Dollars	1/13/2009	101,784	97,646	4,138
Delivered 15,127,621 Hungarian Forint in exchange for U.S. Dollars	5/6/2009	68,020	78,104	(10,084)
Delivered 185,719 Japanese Yen in exchange for U.S. Dollars	1/8/2009	1,951	2,050	(99)
Delivered 79,342 New Romanian Leu exchange for U.S. Dollars	1/28/2009	29,336	27,184	2,152
Delivered 1,987,600 Russian Ruble in exchange for U.S. Dollars	5/6/2009	59,042	57,710	1,332
Delivered 146,805 Singapore Dollars in exchange for U.S. Dollars	1/16/2009	97,978	101,876	(3,898)
Delivered 5,955 South African Rand in exchange for U.S. Dollars	5/14/2009	540	623	(83)

				$(29,140)

As of December 31, 2008 the Fund’s open futures contracts were as follows:

				Unrealized
		Expiration	Number of	Appreciation/
Description	Type	Date	Contracts	(Depreciation)

Euro-Schatz 2-Year March Futures	Short	3/09	(2)	$(1,413)
90-Day Euribor December Futures	Long	12/09	1	5,981
Euro Bobl March Futures	Long	3/09	2	2,924
Euro Bond March Futures	Long	3/09	2	6,636
Long Gilt March Futures	Short	3/09	(2)	(13,728)
90-Day British Sterling Pound March Futures	Long	3/10	2	11,067
90-Day British Sterling Pound March Futures	Long	3/09	8	14,097
90-Day British Sterling Pound September Futures	Long	9/09	1	6,143
90-Day British Sterling Pound December Futures	Long	12/09	5	36,836
90-Day Eurodollar March Futures	Long	3/10	5	23,813
90-Day Eurodollar September Futures	Long	9/09	6	42,575
90-Day Eurodollar December Futures	Long	12/09	20	120,450
U.S. Treasury 5-Year Note March Futures	Long	3/09	4	6,141
U.S. Treasury 10-Year Note March Futures	Long	3/09	9	29,625

Total				$291,147

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Interest Rate Swaps at December 31, 2008:

						Unrealized
		(Pay)/Receive	Fixed	Expiration	Notional	Appreciation/
Counterparty	Floating Rate Index	Floating Rate	Rate	Date	Amount	(Depreciation)

Morgan Stanley Capital Services Inc.	6-Month GBP LIBOR	Pay	6.00%	9/18/09	$100,000	$2,104
Goldman Sachs Group	3-Month USD LIBOR	Pay	4.00	6/17/10	2,300,000	55,539
Citibank	3-Month USD LIBOR	Receive	3.00	6/17/29	200,000	12,844
UBS AG	Brazil Cetip Interbank Deposit Rate	Pay	12.54	1/2/12	100,000	446
Morgan Stanley Capital Services Inc.	Brazil Cetip Interbank Deposit Rate	Pay	12.54	1/2/12	300,000	3,526
Deutsche Bank	3-Month USD LIBOR	Pay	4.00	6/17/10	2,500,000	54,076
HSBC Bank USA	South Africa Interbank	Pay	9.99	11/9/10	400,000	929
Citibank	South Africa Interbank	Pay	9.99	11/9/10	100,000	219
Barclays Bank PLC	6-Month EUR LIBOR	Pay	4.00	9/19/17	100,000	10,618
Merrill Lynch Capital Services, Inc.	3-Month USD LIBOR	Receive	5.00	12/17/38	300,000	(111,626)
Royal Bank of Scotland PLC	3-Month USD LIBOR	Pay	4.00	6/17/14	200,000	2,962
Merrill Lynch Capital Services, Inc.	3-Month USD LIBOR	Pay	4.00	12/17/13	400,000	38,462
Goldman Sachs Group	6-Month GBP LIBOR	Pay	5.00	3/18/14	100,000	14,490
Bank of America	3-Month USD LIBOR	Receive	5.00	12/17/28	100,000	(29,345)
Merrill Lynch Capital Services, Inc.	3-Month USD LIBOR	Receive	5.00	12/17/28	100,000	(32,250)
Goldman Sachs Group	6-Month EUR LIBOR	Pay	4.50	3/18/14	300,000	29,128
Goldman Sachs Group	3-Month USD LIBOR	Pay	4.00	12/17/13	100,000	10,712
Goldman Sachs Group	6-Month GBP LIBOR	Pay	4.50	9/17/11	600,000	43,305
Deutsche Bank	6-Month GBP LIBOR	Pay	5.00	3/18/11	100,000	8,331
Morgan Stanley Capital Services Inc.	3-Month USD LIBOR	Pay	5.00	12/17/18	282,000	57,871
Royal Bank of Scotland PLC	6-Month GBP LIBOR	Pay	5.00	3/18/14	100,000	14,781
Barclays Bank PLC	3-Month USD LIBOR	Pay	4.00	6/17/10	4,300,000	95,362
Royal Bank of Scotland PLC	3-Month USD LIBOR	Pay	4.00	6/17/10	1,400,000	23,390
Credit Suisse First Boston	3-Month USD LIBOR	Receive	5.00	12/17/28	200,000	(64,289)
Morgan Stanley Capital Services Inc.	6-Month EUR LIBOR	Pay	5.50	12/17/10	100,000	7,193
Credit Suisse First Boston	3-Month USD LIBOR	Receive	4.00	6/17/24	200,000	(3,476)
Barclays Bank PLC	6-Month EUR LIBOR	Pay	4.50	6/15/10	300,000	6,622
Citibank	6-Month GBP LIBOR	Pay	5.00	3/18/11	100,000	8,166
Goldman Sachs Group	6-Month GBP LIBOR	Receive	4.00	6/15/37	100,000	(10,530)
Bank of America	3-Month USD LIBOR	Pay	4.00	12/17/13	400,000	38,988
Citibank	3-Month USD LIBOR	Pay	4.00	6/17/14	200,000	3,296
Morgan Stanley Capital Services Inc.	3-Month USD LIBOR	Pay	4.00	6/17/14	900,000	12,943
Deutsche Bank	6-Month EUR LIBOR	Pay	5.50	9/15/10	200,000	11,430
Barclays Bank PLC	3-Month USD LIBOR	Pay	4.00	6/17/14	200,000	2,762

						$318,979

Credit Default Swaps at December 31, 2008:

Credit Default Swaps on Corporate and Sovereign Issues

							Unrealized	Implied
		Buy/Sell	(Pay)/Receive	Expiration	Notional	Market	Appreciation/	Credit
Counterparty	Reference Entity	Protection(1)	Fixed Rate	Date	Amount(2)	Value	(Depreciation)	Spread(3)

Barclays Bank	Gazprom	Sell	0.83	6/20/17	$80,000	$(31,189)	$(31,167)	8.82%

Credit Default Swaps on Credit Indices

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Schedule of Portfolio Investments, continued
December 31, 2008

							Unrealized
		Buy/Sell	(Pay)/Receive	Expiration	Notional	Market	Appreciation/
Counterparty	Reference Entity	Protection(1)	Fixed Rate	Date	Amount(2)	Value(4)	(Depreciation)

Deutsche Bank	CDX IG11 Future	Sell	1.50%	12/20/13	$1,500,000	$(29,958)	$(17,612)
Merrill Lynch International	CDX IG11 Future	Sell	1.50	12/20/13	200,000	(3,994)	(2,944)
Barclays Bank	CDX EM10 SP	Sell	3.35	12/20/13	1,800,000	(269,994)	(144,307)
Deutsche Bank	CDX EM10 SP	Sell	3.35	12/20/13	800,000	(119,997)	(79,884)
Deutsche Bank	IG-9 Future	Sell	1.29	12/20/12	100,000	473	516
Royal Bank of Scotland	HY-10 Future	Sell	5.00	12/20/12	200,000	(31,666)	(17,722)
Goldman Sachs	CDX IG7 Future	Sell	0.65	12/20/16	97,600	(7,125)	626
Merrill Lynch International	HY-9 Future	Sell	3.75	12/20/12	686,000	(120,905)	(94,947)
Barclays Bank	HY-10 Future	Sell	5.00	6/20/13	400,000	(63,332)	(36,443)
Credit Suisse	HY-10 Future	Sell	5.00	6/20/13	200,000	(31,666)	(18,302)
Bank of America	HY-8 Future	Sell	2.75	6/20/12	303,800	(51,580)	(42,979)
Barclays Bank	CDX IG10 Future	Buy	(1.55)	6/20/13	97,600	2,239	4,362
Deutsche Bank	CDX IG10 Future	Buy	(1.50)	6/20/18	97,600	132	1,874
Goldman Sachs	CDX IG10 Future	Buy	(1.50)	6/20/18	97,600	132	980
UBS AG	CDX EM9 Future	Sell	2.65	6/20/13	400,000	(62,739)	(57,371)

					$6,980,200	$(789,980)	$(504,153)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the related defaulted reference entities and take delivery of the reference entities or (ii) pay a net amount equal to the notional amount of the related defaulted reference entities less their recovery value. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the related defaulted reference entities and deliver the reference entities or (ii) receive a net amount equal to the notional amount of the related defaulted reference entities less their recovery value.

(2)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	The market value of credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk for the credit derivative as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Written Swap Options outstanding on December 31, 2008:

		Pay/Receive	Exercise	Expiration	Number of		Fair
Description	Counterparty	Floating Index	Rate	Date	Contracts	Premium	Value

Call — OTC 7-Year Interest Rate Swap	Royal Bank of Scotland	Rec — 3-month USD-LIBOR	4.90%	7/8/16	(150)	$(42,300)	$(233,244)

						$(42,300)	$(233,244)

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL
TargetPLUS
Moderate
Fund

Assets:
Investment securities, at cost	$57,263,397

Investment securities, at value	$55,097,377
Repurchase agreements, at value/cost	7,900,000
Segregated cash for collateral	104,900
Interest and dividends receivable	192,678
Foreign currency, at value (cost $121,233)	123,334
Unrealized appreciation on interest rate swaps	677,123
Unrealized appreciation on credit default swaps	8,358
Swap premiums paid	151,884
Receivable for capital shares issued	730,755
Receivable for investments sold	518,938
Unrealized appreciation for forward foreign currency contracts	11,465
Receivable from Manager	13,523
Prepaid expenses	1,209

Total Assets	65,531,544

Liabilities:
Unrealized depreciation on forward foreign currency contracts	93,315
Unrealized depreciation on interest rate swaps	358,144
Unrealized depreciation on credit default swaps	543,678
Swap premiums received	392,986
Payable for investments purchased	10,059,246
Payable for capital shares redeemed	107
Written options (Premiums received $42,300)	233,244
Payable for variation margin on futures contracts	20,733
Administration fees payable	2,026
Distribution fees payable	10,175
Administrative and compliance services fees payable	465
Other accrued liabilities	2,839

Total Liabilities	11,716,958

Net Assets	$53,814,586

Net Assets Consist of:
Capital	$69,654,208
Accumulated net investment income/(loss)	1,149,881
Accumulated net realized gains/(losses) from investment transactions	(14,621,271)
Net unrealized appreciation/(depreciation) on investments	(2,368,232)

Net Assets	$53,814,586

Shares of beneficial interest (unlimited number of shares authorized, no par value)	7,920,378
Net Asset Value (offering and redemption price per share)	$6.79

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL
TargetPLUS
Moderate
Fund

Investment Income:
Interest	$460,826
Dividends	827,602
Income from securities lending	48,636

Total Investment Income	1,337,064

Expenses:
Manager fees	197,112
Administration fees	17,152
Distribution fees	94,765
Custodian fees	120,298
Administrative and compliance service fees	1,493
Trustees’ fees	3,051
Professional fees	5,853
Shareholder reports	4,371
Interest expense on cash overdraft	33,406
Other expenses	12,915

Total expenses before reductions	490,416
Less expenses waived/reimbursed by the Manager	(119,645)
Less expenses paid indirectly	(10,109)

Net expenses	360,662

Net Investment Income/(Loss)	976,402

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(13,981,598)
Net realized gains/(losses) on swap agreements	53,829
Net realized gains/(losses) on futures transactions	46,159
Net realized gains on options transactions	29,358
Change in unrealized appreciation/(depreciation) on investments	(2,438,307)

Net Realized/Unrealized Gains/(Losses) on Investments	(16,290,559)

Change in Net Assets Resulting From Operations	$(15,314,157)

See accompanying notes to the financial statements.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL TargetPLUS
	Moderate Fund
	For the
	Year Ended	May 1, 2007 to
	December 31,	December 31,
	2008	2007(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$976,402	$174,128
Net realized gains/(losses) on investment transactions	(13,852,252)	(616,322)
Change in unrealized appreciation/(depreciation) on investments	(2,438,307)	70,075

Change in net assets resulting from operations	(15,314,157)	(372,119)

Dividends to Shareholders:
From net investment income	—	(289,034)

Change in net assets resulting from dividends to shareholders	—	(289,034)

Capital Transactions:
Proceeds from shares issued	55,127,565	29,758,768
Proceeds from dividends reinvested	—	289,034
Value of shares redeemed	(8,717,251)	(6,668,220)

Change in net assets resulting from capital transactions	46,410,314	23,379,582

Change in net assets	31,096,157	22,718,429
Net Assets:
Beginning of period	22,718,429	—

End of period	$53,814,586	$22,718,429

Accumulated net investment income/(loss)	$1,149,881	$(74,176)

Share Transactions:
Shares issued	6,654,857	2,894,297
Dividends reinvested	—	28,846
Shares redeemed	(998,202)	(659,420)

Change in shares	5,656,655	2,263,723

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended		May 1, 2007 to
	December 31,		December 31,
	2008		2007(a)

Net Asset Value, Beginning of Period	$10.04		$10.00

Investment Activities:
Net Investment Income/(Loss)	0.15		0.08
Net Realized and Unrealized Gains/(Losses) on Investments	(3.40)		0.09

Total from Investment Activities	(3.25)		0.17

Dividends to Shareholders From:
Net Investment Income	—		(0.13)

Total Dividends	—		(0.13)

Net Asset Value, End of Period	$6.79		$$10.04

Total Return(b) (c)	(32.37	) %	1.75%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$53,815		$22,718
Net Investment Income/(Loss)(d)	2.58%		2.11%
Expenses Before Reductions(d) (e)	1.30%		1.14%
Expenses Net of Reductions(d)	0.95%		0.89%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d) (f)	0.98%		0.89%
Portfolio Turnover Rate(c)	117.48%		161.13%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program,under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL TargetPLUS Moderate Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Notes to the Financial Statements, continued
December 31, 2008

hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

In September 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161”. FAS 133-1 and FIN 45-4 is effective for fiscal years and interim periods ending after November 15, 2008. FAS 133-1 and FIN 45-4 require enhanced disclosures by sellers of credit derivatives and certain guarantees, including the nature of these derivatives, approximate terms, reasons for entering into these instruments, and status of payment/performance risk. All disclosures required by this FASB Staff Position have been included in the Credit Default Swap tables in the Schedule of Portfolio Investments and in the Swap Agreements section of this Note 2 to the Financial Statements.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Notes to the Financial Statements, continued
December 31, 2008

the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Repurchase Agreements

Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which a Sub adviser deems creditworthy, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligations or become insolvent, the Fund holding the obligation would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that the Fund would be entitled, as against the claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees believes that, under the regular procedures normally in effect for the custody of a Fund’s securities subject to repurchase agreements, and under federal laws, a court of competent jurisdiction would rule in favor of the Fund if presented with the question. Securities subject to repurchase agreements will be held by the Fund’s Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Notes to the Financial Statements, continued
December 31, 2008

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as an agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Options Contracts

The Fund may write call and put options on instruments in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium as an investment that is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Transactions in options written during the year ended December 31, 2008, were as follows:

	Number of	Premiums
Options Transactions	Contracts	Received
Options outstanding at December 31, 2007	(211)	$(60,184)
Options written	(19)	(14,553)
Options exercised	3	2,006
Options bought back	50	12,029
Options expired	27	18,402

Options outstanding at December 31, 2008	(150)	$(42,300)

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Notes to the Financial Statements, continued
December 31, 2008

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to market, interest rate and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements. In connection with these arrangements, securities may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default or bankruptcy by the counterparty.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit default swap (CDS) agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified amount in the event of a default by a third party reference entity. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. As a seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. When entering into or closing a CDS position, a cash flow to account for market premiums or discounts (as compared to par value) is exchanged. The seller typically receives a pre-determined periodic payment from the other party in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the notional amount of the referenced debt obligation to the counterparty in exchange for the defaulted obligation, or the seller would be required to pay a net settlement amount to the counterparty equal to the notional amount of the referenced debt obligation less the recovery value of the defaulted obligation. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specified referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund used credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve on party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms, including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds. Purchasing credit default swaps on indices is less expensive than buying many credit default swaps to hedge a portfolio. Credit default swaps on indices protect investors owning bonds against default and can also be used to speculate on changes in credit quality.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded as realized gains or losses in the Statement of Operations.

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Notes to the Financial Statements, continued
December 31, 2008

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amount reflected in the Statement of Assets and Liabilities. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties to perform. The notional amounts reflect the extent of the total investment exposure each Fund has under the swap agreement. A Fund bears the risk of loss of the amount expected to be received under a swap agreement (i.e., any unrealized appreciation) in the event of the default or bankruptcy of swap agreement counterparty. The notional amount and related unrealized appreciation (depreciation) of each swap agreement at period end is disclosed in the swap tables in the Schedule of Portfolio Investments.

The Fund is party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, such as over-the-counter swap contracts, entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election by the counterparty to early terminate may impact the amounts reported in the financial statements. As of December 31, 2008 the Fund has not met the conditions under such agreements that give the counterparty the right to call for an early termination.

Short Sales

The Fund may engage in short sales. In a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The Fund may also incur dividend expense if a security that has been sold short declares a dividend. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received. Short sales involve elements of market risk and exposure to loss in excess of the amount reflected on the Statement of Assets and Liabilities. This risk is potentially unlimited, as a Fund that sells a security short without hedging will be exposed to any market value increase in the security sold short.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Notes to the Financial Statements, continued
December 31, 2008

payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained two money management organizations (the “Subadvisers”), First Trust Advisors L.P. (“First Trust”) which is independent of the Manager, and Pacific Investment Management Company LLC (“PIMCO”) which is an affiliate of the Manager, to make investment decisions on behalf of the Fund. Pursuant to separate amended and restated subadvisory agreements between the Manager and First Trust and between the Manager and PIMCO, First Trust and PIMCO provide investment advisory services as the Subadvisers for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadvisers are entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 0.89%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL TargetPLUS Moderate Fund	0.52%	0.89%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

	Expires	Expires
	12/31/2010	12/31/2011
AZL TargetPLUS Moderate Fund	$20,346	$119,646

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis.

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Notes to the Financial Statements, continued
December 31, 2008

The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $1,503 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Notes to the Financial Statements, continued
December 31, 2008

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Written	Other Financial
Valuation Inputs	Securities	Options	Instruments*
Level 1 — Quoted Prices	$28,555,349	$—	$291,147
Level 2 — Other Significant Observable Inputs	34,442,028	(233,244)	(298,191)
Level 3 — Significant Unobservable Inputs	—	—	—

Total	$62,997,377	$(233,244)	$(7,044)

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements, but excluding written options. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL TargetPLUS Moderate Fund	$76,994,385	$35,803,589

For the period ended December 31, 2008, purchases and sales on long-term U.S. Government Securities were as follows:

	Purchases	Sales
AZL TargetPLUS Moderate Fund	$16,803,697	$12,663,351

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2008, the Fund held restricted securities representing 0.0% of net assets all of which have been deemed illiquid. The restricted illiquid securities held as of December 31, 2008 are identified below:

	Acquisition	Acquisition		Fair
Security	Date	Cost	Contracts	Value
Federal National Mortgage Association, 5.00%, Strike @ 50.00, Exp. 1/6/09	11/4/08	$305	260	$0
Federal National Mortgage Association, 6.00%, Strike @ 55.00, Exp. 1/6/09	10/21/08	59	50	0

7. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of

27

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL TargetPLUS Moderate Fund
Notes to the Financial Statements, continued
December 31, 2008

any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	Expires	Expires
	12/31/2015	12/31/2016
AZL Target PLUS Moderate Fund	$18,011	$349,548

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $13,265,645 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

	Ordinary	Total
	Income	Distributions(a)
AZL TargetPLUS Moderate Fund	$289,034	$289,034

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Total
	Undistributed		Accumulated		Accumulated
	Ordinary	Accumulated	Capital and	Unrealized	Earnings
	Income	Earnings	Other Losses	Depreciation(b)	(Deficit)
AZL TargetPLUS Moderate Fund	$528,560	$528,560	$(13,633,204)	$(2,734,978)	$(15,839,622)

(b)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL TargetPLUS Moderate Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each period in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets and financial highlights for each period in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

29

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

30

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

31

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

32

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

33

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

34

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

35

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

36

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1208 2/09

AZL® Turner Quantitative
Small Cap Growth Fund
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Turner Quantitative Small Cap Growth Fund
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL® Turner Quantitative Small Cap Growth Fund and Turner Investment Partners, Inc. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
For the 12-month period ended December 31, 2008, the AZL® Turner Quantitative Small Cap Growth Fund returned –43.35%. That compared to a –38.54% total return for its benchmark, the Russell 2000® Growth Index1.
The Fund’s subadviser invests in a diversified portfolio of companies that it believes have strong earnings-growth prospects, based on the investment philosophy that earnings expectations drive stock prices. The managers employ sector weightings that are closely aligned with those of the Russell 2000® Growth Index.
Small-cap growth stocks underperformed small-cap value shares during 2008. All 10 sectors of the index finished the period with negative returns, despite the benchmark’s 5.42% gain in December.
Stock selection typically drives this Fund’s relative performance, as its managers maintain sector weightings close to those of the benchmark. The managers typically emphasize shares of firms with the highest earnings growth prospects. Such stocks largely underperformed the market during 2008, so the Fund’s focus on them detracted from relative returns during parts of the period. During the period’s most volatile, difficult times, investors focused more on macroeconomic conditions than underlying company fundamentals, which created headwinds for the Fund.*
Although the Fund remains fully invested, a small weighting in cash, due largely to rebalancing, proved beneficial on both absolute and relative terms. Stock selection in the technology sector was the largest detractor relative to the index. Selection in the health care and consumer discretionary sectors also hurt relative performance.*
Slightly larger-than-benchmark positions in the health care, utilities and consumer staples sectors also detracted somewhat from relative returns. The performance of certain individual stocks in those sectors weighed on returns as well, as did shares of a metals processing company in the materials sector.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.

[1]	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Turner Quantitative Small Cap Growth Fund Review
Fund Objective
The Fund’s investment objective is long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies with small market capitalizations.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Growth based investments can perform differently from the market as a whole and can be more volatile that other types of securities.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2008

			Since
			Inception
	1 Year	3 Year	(4/29/05)
AZL® Turner Quantitative Small Cap Growth Fund	-43.35%	-12.55%	-7.49%
Russell 2000® Growth Index	-38.54%	-9.32%	-3.12%

Expense Ratio
Gross	1.23%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have entered into a written contract limiting operating expenses of 1.35% through April 30, 2010. Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 2000® Growth Index, an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Turner Quantitative Small Cap Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Turner Quantitative Small Cap Growth Fund	$1,000.00	$644.40	$5.29	1.28%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Turner Quantitative Small Cap Growth Fund	$1,000.00	$1,018.70	$6.50	1.28%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Turner Quantitative Small Cap Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Aerospace & Defense	3.4%
Airlines	3.4
Auto Components	0.6
Biotechnology	3.9
Chemicals	1.0
Commercial Banks	2.7
Commercial Services & Supplies	5.9
Communications Equipment	3.2
Construction & Engineering	1.1
Containers & Packaging	0.9
Diversified Consumer Services	0.5
Diversified Financial Services	1.8
Diversified Telecommunication Services	1.3
Electric Utilities	0.6
Electrical Equipment	1.2
Electronic Equipment & Instruments	3.0
Energy Equipment & Services	0.5
Food & Staples Retailing	2.1
Food Products	0.9
Health Care Equipment & Supplies	5.1
Health Care Providers & Services	7.4
Health Care Technology	2.5
Hotels, Restaurants & Leisure	3.2
Industrial Conglomerates	1.1
Insurance	0.9
Internet Software & Services	3.2
IT Services	3.8
Life Sciences Tools & Services	1.0
Machinery	2.9
Metals & Mining	1.0
Multiline Retail	0.9
Oil, Gas & Consumable Fuels	4.9
Paper & Forest Products	0.7
Pharmaceuticals	3.7
Road & Rail	1.1
Semiconductors & Semiconductor Equipment	3.4
Software	3.8
Specialty Retail	3.9
Textiles, Apparel & Luxury Goods	1.1
Thrifts & Mortgage Finance	3.6
Trading Companies & Distributors	0.6
Water Utilities	0.4
Investment Company	3.4

101.6%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks (98.2%):
Aerospace & Defense (3.4%):

9,670	Cubic Corp.	$263,024
8,690	Curtiss-Wright Corp.	290,159
18,160	DynCorp International, Inc., Class A*	275,487
7,300	Esterline Technologies Corp.*	276,597
3,180	HEICO Corp.	123,480

		1,228,747

Airlines (3.4%):

9,860	Alaska Air Group, Inc.*	288,405
8,490	Copa Holdings SA, Class A	257,417
49,340	JetBlue Airways Corp.*	350,314
45,080	US Airways Group, Inc.*	348,468

		1,244,604

Auto Components (0.6%):

6,840	Fuel Systems Solutions, Inc.*	224,078

Biotechnology (3.9%):

16,300	Cubist Pharmaceuticals, Inc.*	393,808
27,570	CV Therapeutics, Inc.*	253,920
15,730	Isis Pharmaceuticals, Inc.*	223,051
10,580	Martek Biosciences Corp.	320,680
3,350	Myriad Genetics, Inc.*	221,971

		1,413,430

Chemicals (1.0%):

23,420	Calgon Carbon Corp.*	359,731

Commercial Banks (2.7%):

13,080	MB Financial, Inc.	365,586
17,570	NewAlliance Bancshares, Inc.	231,397
15,370	Pacific Capital Bancorp	259,446
4,350	SVB Financial Group*	114,100

		970,529

Commercial Services & Supplies (5.9%):

6,010	American Public Education*	223,512
10,760	Athenahealth, Inc.*	404,791
36,490	CBIZ, Inc.*	315,639
2,550	Clean Harbors, Inc.*	161,772
4,296	CoStar Group, Inc.*	141,510
12,360	Herman Miller, Inc.	161,051
10,270	HMS Holdings Corp.*	323,710
17,460	Tetra Tech, Inc.*	421,659

		2,153,644

Communications Equipment (3.2%):

47,480	Arris Group, Inc.*	377,466
7,800	Comtech Telecommunications Corp.*	357,396
31,030	Infinera Corp.*	278,029
12,320	Plantronics, Inc.	162,624

		1,175,515

Construction & Engineering (1.1%):

18,278	Emcor Group, Inc.*	409,976

Containers & Packaging (0.9%):

9,990	Rock-Tenn Co., Class A	341,458

Diversified Consumer Services (0.5%):

10,090	Career Education Corp.*	181,015

Diversified Financial Services (1.8%):

23,220	Nelnet, Inc., Class A	332,743
9,900	Portfolio Recovery Associates, Inc.*	335,016

		667,759

Diversified Telecommunication Services (1.3%):

25,970	MasTec, Inc.*	300,732
9,530	Neutral Tandem, Inc.*	154,577

		455,309

Electric Utilities (0.6%):

4,730	ITC Holdings Corp.	206,606

Electrical Equipment (1.2%):

4,460	Franklin Electric Co., Inc.	125,371
15,410	II-VI, Inc.*	294,177

		419,548

Electronic Equipment & Instruments (3.0%):

10,780	American Superconductor Corp.*	175,822
8,320	Coherent, Inc.*	178,547
14,750	DTS, Inc.*	270,662
13,360	Plexus Corp.*	226,452
8,050	Rogers Corp.*	223,549

		1,075,032

Energy Equipment & Services (0.5%):

5,390	CARBO Ceramics, Inc.	191,507

Food & Staples Retailing (2.1%):

8,750	Nash Finch Co.	392,787
17,370	Pantry, Inc. (The)*	372,587

		765,374

Food Products (0.9%):

9,590	Hain Celestial Group, Inc.*	183,073
5,160	Wimm-Bill-Dann Foods ADR*	135,760

		318,833

Health Care Equipment & Supplies (5.1%):

14,670	American Medical Systems Holdings, Inc.*	131,883
10,130	Greatbatch, Inc.*	268,040
7,440	Immucor, Inc.*	197,755
4,520	Integra LifeSciences Holdings*	160,776
9,290	Masimo Corp.*	277,121
7,800	Merit Medical Systems, Inc.*	139,854
5,110	NuVasive, Inc.*	177,062
15,330	Thoratec Corp.*	498,072

		1,850,563

Health Care Providers & Services (7.4%):

12,370	Albany Molecular Research, Inc.*	120,484
5,220	Amedisys, Inc.*	215,795

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Health Care Providers & Services, continued

40,230	Brookdale Senior Living, Inc.	$224,483
4,340	Chemed Corp.	172,602
10,250	Gentiva Health Services, Inc.*	299,915
18,080	HealthSouth Corp.*	198,157
13,090	LHC Group, Inc.*	471,240
19,780	PSS World Medical, Inc.*	372,259
11,080	Psychiatric Solutions, Inc.*	308,578
34,640	Sun Healthcare Group, Inc.*	306,564

		2,690,077

Health Care Technology (2.5%):

38,400	Allscripts Healthcare Solution, Inc.	380,928
16,140	MedAssets, Inc.*	235,644
24,050	Phase Forward, Inc.*	301,106

		917,678

Hotels, Restaurants & Leisure (3.2%):

19,810	Brinker International, Inc.	208,797
12,360	Jack in the Box, Inc.*	273,033
6,391	Panera Bread Co., Class A*	333,866
12,070	WMS Industries, Inc.*	324,683

		1,140,379

Industrial Conglomerates (1.1%):

1,870	Ameron International Corp.	117,660
15,780	Tredegar, Inc.	286,881

		404,541

Insurance (0.9%):

9,280	Harleysville Group, Inc.	322,294

Internet Software & Services (3.2%):

22,090	Ariba, Inc.*	159,269
22,540	AsiaInfo Holdings, Inc.*	266,874
14,320	J2 Global Communications, Inc.*	286,973
38,860	NIC, Inc.	178,756
5,910	Sohu.com, Inc.*	279,779

		1,171,651

IT Services (3.8%):

4,230	Forrester Research, Inc.*	119,328
13,430	NeuStar, Inc., Class A*	256,916
8,360	Stanley, Inc.*	302,799
24,030	Sykes Enterprises, Inc.*	459,454
9,640	WebMD Health Corp., Class A*	227,408

		1,365,905

Life Sciences Tools & Services (1.0%):

1,290	Bio-Rad Laboratories, Inc., Class A*	97,150
11,720	Luminex Corp.*	250,339

		347,489

Machinery (2.9%):

14,420	Bucyrus International, Inc., Class A	267,059
5,330	Enpro Industries, Inc.*	114,808
9,700	Gorman-Rupp Co. (The)	301,864
44,620	Mueller Water Products, Inc., Class A	374,808

		1,058,539

Metals & Mining (1.0%):

8,460	Natural Resource Partners LP	147,627
18,670	Worthington Industries, Inc.	205,743

		353,370

Multiline Retail (0.9%):

30,990	Fred’s, Inc.	333,452

Oil, Gas & Consumable Fuels (4.9%):

7,500	AmeriGas Partners LP	210,975
26,370	Cal Dive International, Inc.*	171,669
7,600	Calumet Specialty Products Partners LP	66,576
22,790	Frontier Oil Corp.	287,838
19,940	Genesis Energy LP	174,076
8,910	Holly Corp.	162,429
8,740	NuStar GP Holdings LLC	154,523
22,450	Tesoro Petroleum Corp.	295,666
32,630	Western Refining, Inc.	253,209

		1,776,961

Paper & Forest Products (0.7%):

25,390	Glatfelter	236,127

Pharmaceuticals (3.7%):

2,880	Alexion Pharmaceuticals, Inc.*	104,227
18,280	Medicis Pharmaceutical Corp., Class A	254,092
8,700	OSI Pharmaceuticals, Inc.*	339,735
39,340	Questcor Pharmaceuticals, Inc.*	366,256
12,790	Valeant Pharmaceuticals, Inc.*	292,891

		1,357,201

Road & Rail (1.1%):

13,020	Genesee & Wyoming, Inc., Class A*	397,110

Semiconductors & Semiconductor Equipment (3.4%):

47,260	Micrel, Inc.	345,471
18,060	Microsemi Corp.*	228,278
23,430	Semtech Corp.*	264,056
18,600	Tessera Technologies, Inc.*	220,968
26,160	Yingli Green Energy Holding Co., Ltd., ADR*	159,576

		1,218,349

Software (3.8%):

14,780	ACI Worldwide, Inc.*	235,002
13,350	Blackbaud, Inc.	180,225
9,640	Concur Technologies, Inc.*	316,385

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Software, continued

9,320	Quality Systems, Inc.	$406,538
9,890	Solera Holdings, Inc.*	238,349

		1,376,499

Specialty Retail (3.9%):

9,570	Children’s Place Retail Stores, Inc.*	207,478
21,980	DSW, Inc., Class A*	273,871
43,480	Finish Line, Class A	243,488
20,460	Hibbett Sports, Inc.*	321,426
6,760	Inergy LP	115,190
15,300	Jo-Ann Stores, Inc.*	236,997

		1,398,450

Textiles, Apparel & Luxury Goods (1.1%):

13,830	Hanesbrands, Inc*	176,332
9,990	Steven Madden, Ltd.*	212,987

		389,319

Thrifts & Mortgage Finance (3.6%):

21,210	Dime Community Bancshares	282,093
25,060	Investors Bancorp, Inc.*	336,556
14,520	Northwest Bancorp, Inc.	310,437
30,810	Provident New York Bancorp	382,044

		1,311,130

Trading Companies & Distributors (0.6%):

12,580	Kaman Corp., Class A	228,075

Water Utilities (0.4%):

3,800	American States Water Co.	125,324

Total Common Stocks (Cost $39,056,629)		35,573,178

Investment Company (3.4%):
1,238,772	Dreyfus Treasury Prime Cash Management, 0.17%(a)	1,238,772

Total Investment Company (Cost $1,238,772)		1,238,772

Total Investment Securities (Cost $40,295,401)(b) — 101.6%		36,811,950
Net other assets (liabilities) — (1.6)%		(575,002)

Net Assets — 100.0%		$36,236,948

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

ADR—American Depository Receipt

LLC—Limited Liability Co.

LP—Limited Partnership

(a)	The rate presented represents the effective yield at December 31, 2008.

(b)	Cost for federal income tax purposes is $40,518,697. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$2,072,142
Unrealized depreciation	(5,778,889)

Net unrealized depreciation	$(3,706,747)

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008.

Country	Percentage
United States	98.5%
Panama	0.7%
China	0.4%
Russia	0.4%

Total	100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL Turner
Quantitative
Small Cap
Growth Fund

Assets:
Investment securities, at cost	$40,295,401

Investment securities, at value	$36,811,950
Interest and dividends receivable	9,877
Receivable for capital shares issued	47,013
Prepaid expenses	960

Total Assets	36,869,800

Liabilities:
Payable for investments purchased	585,555
Payable for capital shares redeemed	4,543
Manager fees payable	24,050
Administration fees payable	1,415
Distribution fees payable	7,074
Administrative and compliance services fees payable	560
Other accrued liabilities	9,655

Total Liabilities	632,852

Net Assets	$36,236,948

Net Assets Consist of:
Capital	$61,818,705
Accumulated net investment income/(loss)	—
Accumulated net realized gains/(losses) from investment transactions	(22,098,306)
Net unrealized appreciation/(depreciation) on investments	(3,483,451)

Net Assets	$36,236,948

Shares of beneficial interest (unlimited number of shares authorized, no par value)	6,187,275
Net Asset Value (offering and redemption price per share)	$5.86

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL Turner
Quantitative
Small Cap
Growth Fund

Investment Income:
Interest	$8,596
Dividends	232,811
Income from securities lending	123,355

Total Investment Income	364,762

Expenses:
Manager fees	431,975
Administration fees	22,643
Distribution fees	127,052
Custodian fees	18,763
Administrative and compliance service fees	2,130
Trustees’ fees	4,442
Professional fees	9,085
Shareholder reports	9,272
Interest expense on cash overdraft	8,752
Other expenses	6,923

Total expenses	641,037

Net Investment Income/(Loss)	(276,275)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(19,507,195)
Change in unrealized appreciation/(depreciation) on investments	(8,150,408)

Net Realized/Unrealized Gains/(Losses) on Investments	(27,657,603)

Change in Net Assets Resulting From Operations	$(27,933,878)

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Turner Quantitative
	Small Cap Growth Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

Change in Net Assets:
Operations:
Net investment income/(loss)	$(276,275)	$(367,159)
Net realized gains/(losses) on investment transactions	(19,507,195)	9,010,072
Change in unrealized appreciation/(depreciation) on investments	(8,150,408)	(2,305,193)

Change in net assets resulting from operations	(27,933,878)	6,337,720

Dividends to Shareholders:
From net realized gains on investments	(10,723,425)	(1,673,208)

Change in net assets resulting from dividends to shareholders	(10,723,425)	(1,673,208)

Capital Transactions:
Proceeds from shares issued	23,438,825	27,632,644
Proceeds from dividends reinvested	10,723,425	1,673,208
Value of shares redeemed	(21,693,417)	(66,214,153)

Change in net assets resulting from capital transactions	12,468,833	(36,908,301)

Change in net assets	(26,188,470)	(32,243,789)
Net Assets:
Beginning of period	62,425,418	94,669,207

End of period	$36,236,948	$62,425,418

Accumulated net investment income/(loss)	$—	$—

Share Transactions:
Shares issued	2,497,131	2,118,771
Dividends reinvested	1,296,666	133,536
Shares redeemed	(2,445,568)	(4,988,122)

Change in shares	1,348,229	(2,735,815)

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

				April 29, 2005 to
	Year Ended December 31,			December 31,
	2008	2007	2006	2005(a)

Net Asset Value, Beginning of Period	$12.90	$12.50	$11.23	$10.00

Investment Activities:
Net Investment Income/(Loss)	(0.04)	(0.08)	(0.03)	(0.01)
Net Realized and Unrealized Gains/(Losses) on Investments	(4.96)	0.83	1.30	1.24

Total from Investment Activities	(5.00)	0.75	1.27	1.23

Dividends to Shareholders From:
Net Realized Gains	(2.04)	(0.35)	—	—

Total Dividends	(2.04)	(0.35)	—	—

Net Asset Value, End of Period	$5.86	$12.90	$12.50	$11.23

Total Return(b) (c)	(43.35)%	6.07%	11.31%	12.30%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$36,237	$62,425	$94,669	$45,548
Net Investment Income/(Loss)(d)	(0.54)%	(0.47)%	(0.23)%	(0.22)%
Expenses Before Reductions(d) (e)	1.26%	1.23%	1.24%	1.35%
Expenses Net of Reductions(d)	1.26%	1.23%	1.23%	1.35%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d) (f)	1.26%	1.23%	1.24%	N/A
Portfolio Turnover Rate(c)	225.56%	239.53%	94.34%	83.87%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Turner Quantitative Small Cap Growth Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Turner Investment Partners, Inc. (“Turner”), Turner provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.35%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Turner Quantitative Small Cap Growth Fund	0.85%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $2,172 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 — Quoted Prices	$36,811,950	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$36,811,950	$—

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Turner Quantitative Small Cap Growth Fund	$116,321,519	$113,630,305

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2016
AZL Turner Quantitative Small Cap Growth Fund	$16,481,173

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $5,393,837 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Turner Quantitative Small Cap Growth Fund	$4,812,577	$5,910,848	$10,723,425

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Turner Quantitative Small Cap Growth Fund	$524,933	$1,148,275	$1,673,208

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

	Accumulated		Total
	Capital and	Unrealized	Accumulated
	Other Losses	Depreciation(a)	Earnings (Deficit)
AZL Turner Quantitative Small Cap Growth Fund	$(21,875,010)	$(3,706,747)	$(25,581,757)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Turner Quantitative Small Cap Growth Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 2.81% of the total ordinary income distributions paid during the year ended December 31, 2008 qualify for the corporate dividends received deduction.

For the period ended December 31, 2008, the Fund had net long-term capital gains of $5,910,848.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

22

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

23

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

24

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

25

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

26

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

27

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1208 2/09

AZL® Van Kampen
Comstock Fund
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Van Kampen Comstock Fund
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL® Van Kampen Comstock Fund and Van Kampen Asset Management serves as Subadviser to the Fund.
Van Kampen Asset Management is a wholly-owned subsidiary of Van Kampen Investments Inc. (“Van Kampen”). Van Kampen is a wholly-owned subsidiary of MSAM Holdings II, Inc. which is a wholly-owned subsidiary of Morgan Stanley & Co.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
For the 12-month period ended December 31, 2008, the AZL® Van Kampen Comstock Fund returned –36.18%, which compared to a –36.85% total return for its benchmark, the Russell 1000® Value Index1.
Fear and a major loss of confidence drove the stock market to one of its worst performance years in history during 2008. With prices of stocks and many types of bonds in a downward spiral and global recession imminent, risk aversion intensified and investors fled to cash and Treasuries. Stock market volatility registered extreme levels, leaving investors no escape from declining values.
In this environment, both value stocks (in which the Fund invests) and growth stocks sustained negative returns, as did all segments of the market capitalization spectrum. Every economic sector of the market finished the year with double-digit declines.*
The Fund’s return relative to the Russell index was bolstered primarily by an overweight position in the consumer staples sector, and by stock selection and an overweight allocation to the health care sector. Although both consumer staples and health care had negative absolute returns during the period, the sectors sustained smaller declines than other areas of the market, owing to their “defensiveness,” or lower sensitivity to economic conditions. The Fund’s cash position also contributed favorably to relative performance, as it reduced the Fund’s exposure to the market’s decline.*
The chief detractor from relative performance was the Fund’s significantly underweight position in energy stocks. The Fund’s minimal exposure to utilities sector was another area of relative weakness. The performance of utilities stocks tends to move in tandem with energy stocks, as both benefit from high commodity prices.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.

[1]	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. Investors cannot invest directly in an index.

1

AZL® Van Kampen Comstock Fund Review
Fund Objective
The Fund’s investment objective is to seek capital growth and income through investing in equity securities, including common stock, preferred stocks and convertible securities. This objective may be changed by the Trustees of the Fund without shareholder approval. In pursuit of its objective, the Fund normally invests at least 80% of its net assets in common stocks. In selecting securities for investment, the Fund focuses primarily on the security’s potential for capital growth and income.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2008

				Since
	1	3	5	Inception
	Year	Year	Year	(4/30/01)

AZL® Van Kampen Comstock Fund	-36.18%	-10.27%	-2.54%	-1.83%
Russell 1000® Value Index	-36.85%	-8.32%	-0.79%	0.12%

Expense Ratio
Gross	1.08%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.75% on the first $100 million of assets, 0.70% on the next $400 million, and 0.65% on assets above $500 million; and is limiting operating expenses to 1.20% through April 30, 2010. Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Van Kampen Comstock Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Van Kampen Comstock Fund	$1,000.00	$762.70	$4.65	1.05%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Van Kampen Comstock Fund	$1,000.00	$1,019.86	$5.33	1.05%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Van Kampen Comstock Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Airline	0.1%
Beverages	2.4
Capital Markets	0.6
Chemicals	1.1
Commercial Banks	6.2
Communications Equipment	1.2
Computers & Peripherals	3.6
Diversified Financial Services	4.5
Diversified Telecommunication Services	5.5
Electrical Equipment	0.7
Electronic Equipment & Instruments	0.1
Food & Staples Retailing	3.7
Food Products	7.4
Health Care Equipment & Supplies	0.9
Health Care Providers & Services	2.7
Household Products	0.3
Industrial Conglomerate	2.6
Insurance	10.6
Internet & Catalog Retail	0.3
Internet Software & Services	2.4
IT Services	0.8
Media	12.9
Metals & Mining	0.8
Multiline Retail	1.1
Oil, Gas & Consumable Fuels	2.9
Paper & Forest Products	2.9
Pharmaceuticals	12.8
Semiconductors & Semiconductor Equipment	1.3
Software	0.6
Specialty Retail	1.6
Tobacco	1.5
Investment Company	5.3

101.4%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks (96.1%):
Airline (0.1%):

58,500	Southwest Airlines Co.	$504,270

Beverages (2.4%):

146,800	Coca-Cola Co.	6,645,636
111,836	Dr. Pepper Snapple Group, Inc.*	1,817,335

		8,462,971

Capital Markets (0.6%):

15,200	Goldman Sachs Group, Inc.	1,282,728
55,948	Merrill Lynch & Co., Inc.	651,235

		1,933,963

Chemicals (1.1%):

153,132	E.I. du Pont de Nemours & Co.	3,874,240

Commercial Banks (6.2%):

328,100	Bank of New York Mellon Corp.	9,295,073
24,500	Barclays plc, ADR	240,100
68,600	PNC Financial Services Group, Inc.	3,361,400
97,800	U.S. Bancorp	2,445,978
204,400	Wells Fargo & Co.	6,025,712

		21,368,263

Communications Equipment (1.2%):

159,400	Cisco Systems, Inc.*	2,598,220
184,908	Telefonaktiebolaget LM Ericsson, ADR	1,444,132

		4,042,352

Computers & Peripherals (3.6%):

485,731	Dell, Inc.*	4,973,885
86,700	Hewlett-Packard Co.	3,146,343
52,100	International Business Machines Corp.	4,384,736

		12,504,964

Diversified Financial Services (4.5%):

557,800	Bank of America Corp.	7,853,824
246,398	JP Morgan Chase & Co.	7,768,929

		15,622,753

Diversified Telecommunication Services (5.5%):

231,300	AT&T, Inc.	6,592,050
361,900	Verizon Communications, Inc.	12,268,410

		18,860,460

Electrical Equipment (0.7%):

61,200	Emerson Electric Co.	2,240,532

Electronic Equipment & Instruments (0.1%):

23,840	Cognex Corp.	352,832
61,575	Flextronics International, Ltd.*	157,632

		510,464

Food & Staples Retailing (3.7%):

119,100	CVS Caremark Corp.	3,422,934
169,100	Wal-Mart Stores, Inc.	9,479,746

		12,902,680

Food Products (7.4%):

243,248	Cadbury plc, ADR	8,676,656
313,345	Kraft Foods, Inc.	8,413,313
179,100	Sara Lee Corp.	1,753,389
279,400	Unilever NV, New York Shares	6,859,270

		25,702,628

Health Care Equipment & Supplies (0.9%):

405,000	Boston Scientific Corp.*	3,134,700

Health Care Providers & Services (2.7%):

172,614	Cardinal Health, Inc.	5,950,005
67,000	UnitedHealth Group, Inc.	1,782,200
41,400	WellPoint, Inc.*	1,744,182

		9,476,387

Household Products (0.3%):

21,900	Kimberly-Clark Corp.	1,155,006

Industrial Conglomerate (2.6%):

560,964	General Electric Co.	9,087,617

Insurance (10.6%):

33,700	AFLAC, Inc.	1,544,808
1,020	Berkshire Hathaway, Inc., Class B*	3,278,280
342,760	Chubb Corp. (The)	17,480,760
114,000	MetLife, Inc.	3,974,040
70,750	Torchmark Corp.	3,162,525
157,700	Travelers Cos., Inc. (The)	7,128,040

		36,568,453

Internet & Catalog Retail (0.3%):

314,450	Liberty Media Corp. Capital, Series A*	981,084

Internet Software & Services (2.4%):

491,500	eBay, Inc.*	6,861,340
103,500	Yahoo!, Inc.*	1,262,700

		8,124,040

IT Services (0.8%):

54,800	Computer Sciences Corp.*	1,925,672
57,129	Western Union Co.	819,230

		2,744,902

Media (12.9%):

866,500	Comcast Corp., Class A	14,626,520
212,480	Liberty Media Corp. — Entertainment, Series A*	3,714,150
423,500	News Corp., Class B	4,057,130
1,065,000	Time Warner, Inc.	10,713,900
605,900	Viacom, Inc., Class B*	11,548,454

		44,660,154

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued

Metals & Mining (0.8%):

234,600	Alcoa, Inc.	$2,641,596

Multiline Retail (1.1%):

90,700	J.C. Penney Co., Inc.	1,786,790
194,900	Macy’s, Inc.	2,017,215

		3,804,005

Oil, Gas & Consumable Fuels (2.9%):

27,800	BP plc, ADR	1,299,372
50,100	ConocoPhillips	2,595,180
205,800	Halliburton Co.	3,741,444
44,900	Total SA, ADR	2,482,970

		10,118,966

Paper & Forest Products (2.9%):

851,693	International Paper Co.	10,049,977

Pharmaceuticals (12.8%):

49,600	Abbott Laboratories	2,647,152
543,800	Bristol-Myers Squibb Co.	12,643,350
105,400	Eli Lilly & Co.	4,244,458
38,500	GlaxoSmithKline plc, ADR	1,434,895
402,521	Pfizer, Inc.	7,128,647
28,500	Roche Holding AG, ADR	2,181,675
499,800	Schering Plough Corp.	8,511,594
142,800	Wyeth	5,356,428

		44,148,199

Semiconductors & Semiconductor Equipment (1.3%):

169,300	Intel Corp.	2,481,938
96,400	KLA-Tencor Corp.	2,100,556

		4,582,494

Software (0.6%):

100,355	Microsoft Corp.	1,950,901

Specialty Retail (1.6%):

113,141	Home Depot, Inc.	2,604,506
131,300	Lowe’s Cos., Inc.	2,825,576

		5,430,082

Tobacco (1.5%):

140,300	Altria Group, Inc.	2,112,918
72,400	Philip Morris International, Inc.	3,150,124

		5,263,042

Total Common Stocks (Cost $448,040,808)		332,452,145

Investment Company (5.3%):
18,299,752	Dreyfus Treasury Prime Cash Management, 0.17%(a)	18,299,752

Total Investment Company (Cost $18,299,752)		18,299,752

Total Investment Securities (Cost $466,340,560)(b) — 101.4%		350,751,897
Net other assets (liabilities) — (1.4)%		(4,983,148)

Net Assets — 100.0%		$345,768,749

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

ADR—American Depository Receipt

PLC—Public Liability Co.

(a)	The rate presented represents the effective yield at December 31, 2008.

(b)	Cost for federal income tax purposes is $474,723,442. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$8,236,600
Unrealized depreciation	(132,208,145)

Net unrealized depreciation	$(123,971,545)

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Schedule of Portfolio Investments, continued
December 31, 2008

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country	Percentage
United States	92.9%
United Kingdom	3.3%
Netherlands	2.0%
France	0.7%
Switzerland	0.6%
Sweden	0.5%

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL
Van Kampen
Comstock
Fund

Assets:
Investment securities, at cost	$466,340,560

Investment securities, at value	$350,751,897
Interest and dividends receivable	849,170
Receivable for capital shares issued	13,081
Receivable for investments sold	299,699
Prepaid expenses	9,673

Total Assets	351,923,520

Liabilities:
Payable for investments purchased	5,641,016
Payable for capital shares redeemed	107,689
Manager fees payable	200,417
Administration fees payable	14,019
Distribution fees payable	70,065
Administrative and compliance services fees payable	5,657
Other accrued liabilities	115,908

Total Liabilities	6,154,771

Net Assets	$345,768,749

Net Assets Consist of:
Capital	$552,908,047
Accumulated net investment income/(loss)	11,096,567
Accumulated net realized gains/(losses) from investment transactions	(102,647,202)
Net unrealized appreciation/(depreciation) on investments	(115,588,663)

Net Assets	$345,768,749

Shares of beneficial interest (unlimited number of shares authorized, no par value)	56,018,500
Net Asset Value (offering and redemption price per share)	$6.17

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL
Van Kampen
Comstock
Fund

Investment Income:
Interest	$480,280
Dividends	16,100,493
Income from securities lending	129,705

Total Investment Income	16,710,478

Expenses:
Manager fees	4,070,824
Administration fees	246,970
Distribution fees	1,389,520
Custodian fees	34,210
Administrative and compliance service fees	22,731
Trustees’ fees	43,931
Professional fees	57,676
Shareholder reports	40,948
Other expenses	8,181

Total expenses before reductions	5,914,991
Less expenses waived/reimbursed by the Manager	(176,460)
Less expenses paid indirectly	(124,620)

Net expenses	5,613,911

Net Investment Income/(Loss)	11,096,567

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(101,375,285)
Change in unrealized appreciation/(depreciation) on investments	(144,191,796)

Net Realized/Unrealized Gains/(Losses) on Investments	(245,567,081)

Change in Net Assets Resulting From Operations	$(234,470,514)

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL
	Van Kampen Comstock Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

Change in Net Assets:
Operations:
Net investment income/(loss)	$11,096,567	$11,495,705
Net realized gains/(losses) on investment transactions	(101,375,285)	65,133,381
Change in unrealized appreciation/(depreciation) on investments	(144,191,796)	(99,976,027)

Change in net assets resulting from operations	(234,470,514)	(23,346,941)

Dividends to Shareholders:
From net investment income	(11,495,701)	(10,639,853)
From net realized gains on investments	(64,515,640)	(18,348,388)

Change in net assets resulting from dividends to shareholders	(76,011,341)	(28,988,241)

Capital Transactions:
Proceeds from shares issued	74,843,093	89,064,935
Proceeds from shares issued in merger	—	167,533,145
Proceeds from dividends reinvested	76,011,341	28,988,241
Value of shares redeemed	(249,100,159)	(183,910,309)

Change in net assets resulting from capital transactions	(98,245,725)	101,676,012

Change in net assets	(408,727,580)	49,340,830
Net Assets:
Beginning of period	754,496,329	705,155,499

End of period	$345,768,749	$754,496,329

Accumulated net investment income/(loss)	$11,096,567	$11,495,743

Share Transactions:
Shares issued	8,508,015	7,345,700
Shares issued in merger	—	13,972,739
Dividends reinvested	9,303,714	2,475,512
Shares redeemed	(29,078,183)	(15,274,467)

Change in shares	(11,266,454)	8,519,484

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$11.21	$12.00	$11.15	$11.23	$9.63

Investment Activities:
Net Investment Income/(Loss)	0.22	0.19	0.18	0.11	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	(3.95)	(0.43)	1.52	0.31	1.54

Total from Investment Activities	(3.73)	(0.24)	1.70	0.42	1.64

Dividends to Shareholders From:
Net Investment Income	(0.20)	(0.20)	(0.13)	(0.04)	(0.04)
Net Realized Gains	(1.11)	(0.35)	(0.72)	(0.46)	—

Total Dividends	(1.31)	(0.55)	(0.85)	(0.50)	(0.04)

Net Asset Value, End of Period	$6.17	$11.21	$12.00	$11.15	$11.23

Total Return(a)	(36.18)%	(2.22)%	15.76%	3.92%	17.12%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$345,769	$754,496	$705,155	$559,933	$380,374
Net Investment Income/(Loss)	2.00%	1.58%	1.71%	1.44%	1.13%
Expenses Before Reductions(b)	1.07%	1.08%	1.08%	1.19%	1.20%
Expenses Net of Reductions	1.01%	1.05%	1.05%	1.18%	1.20%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.03%	1.05%	1.05%	1.19%	—%
Portfolio Turnover Rate	25.81%	22.75%	28.14%	30.83%	31.77%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Van Kampen Comstock Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Notes to the Financial Statements, continued
December 31, 2008

and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Notes to the Financial Statements, continued
December 31, 2008

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Notes to the Financial Statements, continued
December 31, 2008

Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Van Kampen Asset Management (“VKAM”), VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.20%.

The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $100 million at 0.775%, the next $150 million at 0.75%, the next $250 million at 0.725% and over $500 million at 0.675%. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fees through April 30, 2010 as follows: the first $100 million at 0.75%, the next $400 million at 0.70% and over $500 million at 0.65%.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Notes to the Financial Statements, continued
December 31, 2008

The Fund’s lending agent through December 3, 2008 was Dresdner Bank, AG (the “Agent”), an affiliate of the Manager. Under the terms of the Securities Lending Agreement, the Agent is entitled to receive 20% of the income earned from securities lending. During the period ended December 3, 2008, the Agent received $25,712 in fees for acting as the Securities Lending Agent.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $24,429 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

For the year ended December 31, 2008, the Fund paid approximately $2,042 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Notes to the Financial Statements, continued
December 31, 2008

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 — Quoted Prices	$350,751,897	$—
Level 2 — Other Significant Observable Inputs	—	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$350,751,897	$—

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Van Kampen Comstock Fund	$138,191,447	$271,563,838

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2016
AZL Van Kampen Comstock Fund	$52,518,858

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $41,745,462 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Comstock Fund
Notes to the Financial Statements, continued
December 31, 2008

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Comstock Fund	$15,803,839	$60,207,502	$76,011,341

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Comstock Fund	$11,566,009	$17,422,232	$28,988,241

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

	Undistributed		Accumulated		Total
	Ordinary	Accumulated	Capital and	Unrealized	Accumulated
	Income	Earnings	Other Losses	Depreciation(a)	Earnings (Deficit)
AZL Van Kampen Comstock Fund	$11,096,567	$11,096,567	$(94,264,320)	$(123,971,545)	$(207,139,298)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Van Kampen Comstock Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 82.20% of the total ordinary income distributions paid during the year ended December 31, 2008 qualify for the corporate dividends received deduction.

For the period ended December 31, 2008, the Fund had net long-term capital gains of $60,207,502.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

22

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

23

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

24

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

25

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

26

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

27

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.

These Funds are not FDIC Insured.	ANNRPT1208 2/09

AZL® Van Kampen
Equity and Income Fund
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Van Kampen Equity and Income Fund
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL® Van Kampen Equity and Income Fund and Van Kampen Asset Management serves as Subadviser to the Fund.
Van Kampen Asset Management is a wholly-owned subsidiary of Van Kampen Investments Inc. (“Van Kampen”). Van Kampen is a wholly-owned subsidiary of MSAM Holdings II, Inc. which is a wholly-owned subsidiary of Morgan Stanley & Co.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
For the 12-month period ended December 31, 2008, the AZL® Van Kampen Equity and Income Fund returned —23.92% compared to a —37.00% and 5.24% total return for its benchmarks, the S&P 500 Index1 and the Barclays Capital U.S. Aggregate Bond Index1 (formerly the Lehman Brother U.S. Aggregate Bond Index), respectively.
U.S. financial markets endured one of the worst years in history in 2008. No segment of the stock market was spared from high volatility and falling prices. The bond market performed better than the stock market for the period.
All sectors in the S&P 500 had negative absolute returns for the period. Although the same was true for the Fund’s stock portfolio, on a relative basis the Fund’s equity allocation declined less than the index.
Stock selection in the financial services sector was a positive contributor to relative performance. The Fund produced better relative performance in diversified financial services, due to the resilience of a holding that held lower subprime mortgage exposure. The Fund’s insurance stocks, particularly property and casualty insurers, also held up relatively well due to the companies’ comparatively conservative balance sheets.
An overweight position in the consumer staples sector was another positive relative contributor. The Fund held shares of a food and staples retailer that benefited from prudent inventory management and a scaled-back growth strategy.
Stock selection in the materials sector helped the Fund sidestep some of the sector’s volatility. The Fund avoided exposure to heavily commodity-oriented companies, which declined sharply when commodity prices fell and instead owned a gold mining company which held up better than its peers in the difficult environment.
Other investments were a source of negative relative performance. The Fund’s underweight position in the energy sector also was a relative detractor. Although the sector had a negative return for the period, it was among the better-performing sectors in the index.
The bond portion of the portfolio helped to mitigate some of the stock portfolio’s losses, while the convertibles allocation detracted from performance. As of the end of the period, the Fund held approximately 59% in equities, 23% in fixed income and 9.20% in convertible securities.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.

[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index) is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. Investors cannot invest directly in an index.

1

AZL® Van Kampen Equity and Income Fund Review
Fund Objective
The Fund’s primary investment objective is to seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary objective. These objectives may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in income producing equity securities, including common stocks, preferred stocks and convertible securities.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2008

			Since
	1	3	Inception
	Year	Year	(5/3/04)
AZL® Van Kampen Equity and Income Fund	-23.92%	-4.09%	0.59%
S&P 500 Index	-37.00%	-8.36%	-2.56%
Barclays Capital U.S. Aggregate Bond Index	5.24%	5.51%	5.00%

Expense Ratio
Gross	1.11%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have entered into a as voluntarily reduced the management fee to 0.70% on the first $100 million of assets, 0.675% on the next $100 million, and 0.65% on the next $200 million; and is limiting operating expenses to 1.20% through April 30, 2010. Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500 Index”) and the Barclays Capital U.S. Aggregate Bond Index. The S&P 500 Index is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays Capital U.S. Aggregate Bond Index (formerly Lehman Brothers U.S. Aggregate Bond Index) is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Van Kampen Equity and Income Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Van Kampen Equity and Income Fund	$1,000.00	$835.20	$5.07	1.10%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Van Kampen Equity and Income Fund	$1,000.00	$1,019.61	$5.58	1.10%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Van Kampen Equity and Income Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Common Stocks	59.1%
Convertible Bonds	9.2
Corporate Bonds	8.3
Preferred Stocks	3.2
U.S. Government Agency Mortgages	5.3
U.S. Treasury Obligations	8.8
Asset Backed Securities	0.5
Exchange Traded Funds	0.2
Investment Company	5.0

99.6%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks (59.1%):
Aerospace & Defense (1.5%):

38,460	Raytheon Co.	$1,962,998

Airline (0.4%):

28,700	Continental Airlines, Inc., Class B*	518,322

Auto Components (0.2%):

10,252	Autoliv, Inc.	220,008

Automobiles (0.3%):

23,322	Harley-Davidson, Inc.	395,774

Beverages (0.6%):

18,670	Coca-Cola Co.	845,191

Capital Markets (0.8%):

67,106	Charles Schwab Corp.	1,085,104

Commercial Banks (2.8%):

57,999	KeyCorp	494,151
27,963	Mitsubishi UFJ Financial Group, Inc., ADR	173,650
56,436	Mizuho Financial Group, Inc., ADR	325,636
31,123	PNC Financial Services Group, Inc.	1,525,027
72	Sumitomo Mitsui Financial Group, Inc.(c)	315,949
33,765	SunTrust Banks, Inc.	997,418

		3,831,831

Commercial Services & Supplies (0.4%):

9,200	Manpower, Inc.	312,708
8,500	Robert Half International, Inc.	176,970

		489,678

Communications Equipment (1.0%):

146,880	Alcatel-Lucent, ADR*	315,792
64,810	Cisco Systems, Inc.*	1,056,403

		1,372,195

Computers & Peripherals (1.2%):

16,760	EMC Corp.*	175,477
36,006	Hewlett-Packard Co.	1,306,658
120,000	NetApp, Inc.	90,750

		1,572,885

Diversified Financial Services (4.1%):

95,251	Bank of America Corp.	1,341,134
135,103	JP Morgan Chase & Co.	4,259,798

		5,600,932

Diversified Telecommunication Services (1.5%):

61,596	Verizon Communications, Inc.	2,088,104

Electric Utilities (3.5%):

70,770	American Electric Power Co., Inc.	2,355,226
11,611	Entergy Corp.	965,222
28,160	FirstEnergy Corp.	1,368,013

		4,688,461

Energy Equipment & Services (0.4%):

13,290	Schlumberger, Ltd.	562,566

Food & Staples Retailing (1.3%):

31,560	Wal-Mart Stores, Inc.	1,769,254

Food Products (4.1%):

60,962	Cadbury plc, ADR	2,174,515
31,651	Kraft Foods, Inc.	849,829
101,860	Unilever NV, New York Shares	2,500,663

		5,525,007

Health Care Equipment & Supplies (1.2%):

85,120	Boston Scientific Corp.*	658,829
28,470	Covidien, Ltd.	1,031,753

		1,690,582

Health Care Providers & Services (0.4%):

17,210	Cardinal Health, Inc.	593,229

Hotels, Restaurants & Leisure (0.3%):

48,540	Starbucks Corp.*	459,188

Household Durables (0.7%):

43,690	Sony Corp., SP ADR	955,500

Household Products (1.0%):

6,990	Kimberly-Clark Corp.	368,653
15,450	Procter & Gamble Co.	955,119

		1,323,772

Industrial Conglomerates (1.7%):

59,120	General Electric Co.	957,744
11,030	Siemens AG, ADR	835,522
20,840	Tyco International, Ltd.	450,144

		2,243,410

Insurance (4.5%):

32,362	Chubb Corp. (The)	1,650,462
114,155	Marsh & McLennan Cos., Inc.	2,770,542
38,329	Travelers Cos., Inc. (The)	1,732,471

		6,153,475

Internet Software & Services (0.9%):

91,300	eBay, Inc.*	1,274,548

Media (4.3%):

94,563	Comcast Corp., Class A	1,596,223
252,215	Time Warner, Inc.	2,537,283
92,328	Viacom, Inc., Class B*	1,759,772

		5,893,278

Metals & Mining (0.9%):

29,940	Newmont Mining Corp.	1,218,558

Multiline Retail (0.4%):

51,410	Macy’s, Inc.	532,093

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Shares or
Principal		Fair
Amount		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels (6.4%):

17,200	Anadarko Petroleum Corp.	$663,060
19,630	BP plc, ADR	917,506
10,290	ConocoPhillips	533,022
11,250	Devon Energy Corp.	739,238
23,540	Exxon Mobil Corp.	1,879,198
7,000	Hess Corp.	375,480
30,170	Occidental Petroleum Corp.	1,809,898
31,780	Royal Dutch Shell plc, ADR	1,682,433
65,000	TransCanada Pipelines, Ltd.	63,769

		8,663,604

Personal Products (0.6%):

26,330	Estee Lauder Co., Inc. (The), Class A	815,177

Pharmaceuticals (8.7%):

34,200	Abbott Laboratories	1,825,254
36,010	Bayer AG, ADR	2,138,994
76,710	Bristol-Myers Squibb Co.	1,783,507
27,350	Novartis AG, ADR	1,360,936
19,790	Roche Holding AG, ADR	1,514,924
131,426	Schering Plough Corp.	2,238,185
24,650	Wyeth	924,622

		11,786,422

Semiconductors & Semiconductor Equipment (1.0%):

31,200	ASML Holding NV	563,784
55,151	Intel Corp.	808,514

		1,372,298

Software (0.1%):

11,726	Symantec Corp.*	158,536

Specialty Retail (1.2%):

71,280	Home Depot, Inc.	1,640,866

Tobacco (0.7%):

20,140	Philip Morris International, Inc.	876,291

Total Common Stocks (Cost $93,440,803)		80,179,137

Convertible Bonds (9.2%):
Airlines (0.4%):

325,000	AMR Corp., 4.50%, 2/15/24	315,250
400,000	UAL Corp., 4.50%, 6/30/21	184,600

		499,850

Commercial Services & Supplies (0.7%):

218,000	Interpublic Group of Cos., Inc. (The), 4.25%, 03/15/23, Callable 3/15/12 @ 100	141,428
271,000	Omnicom Group, Inc., 0.21%, 7/31/32, Callable 8/2/10 @ 100	258,466
$507,000	SanDisk Corp., 1.00%, 5/15/13	$202,800
512,000	Xilinx, Inc., 3.13%, 3/15/37	347,520

		950,214

Containers & Packaging (0.4%):

610,000	Sealed Air Corp., 3.00%, 6/30/33	549,000

Diversified Telecommunication Services (0.7%):

680,000	L-3 Communication Corp., 3.00%, 8/1/35	676,600
457,000	Lucent Technologies Corp., 2.75%, 6/15/25	213,076

		889,676

Electric Utilities (0.1%):

38,000	PG&E Corp., 9.50%, 6/30/10	98,705

Electronic Equipment & Instruments (0.4%):

400,000	JDS Uniphase, 1.00%, 5/15/26	216,000
460,000	Linear Technology Corp., 3.00%, 5/1/27	332,925

		548,925

Health Care Equipment & Supplies (1.6%):

300,000	Advanced Medical Optics, Inc., 2.50%, 7/15/24	243,000
600,000	Advanced Medical Optics, Inc., 3.25%, 8/1/26	210,000
360,000	Allergan, Inc., 1.50%, 4/1/26	360,450
525,000	Invitrogen Corp., 1.50%, 2/15/24	393,750
171,000	Invitrogen Corp., 3.25%, 6/15/25	145,350
513,000	LifePoint Hospitals, Inc., 3.50%, 5/15/14	346,916
537,000	Medtronic, Inc., 1.50%, 4/15/11	499,410

		2,198,876

Hotels, Restaurants & Leisure (0.7%):

500,000	Eastman Kodak Co., 3.38%, 10/15/33	403,125
611,000	International Game Technology Co., 2.60%, 12/15/36	577,395

		980,520

IT Services (1.3%):

650,000	3M Co., 0.43%, 11/21/32	474,500

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Principal		Fair
Amount		Value
Convertible Bonds, continued
IT Services, continued

$800,000	Cadence Design Systems, Inc., 1.38%, 12/15/11	$500,000
240,000	Cadence Design Systems, Inc., 1.50%, 12/15/13	108,600
384,000	DST Systems, Inc., Series A, 4.13%, 8/15/23(a)	367,200
347,000	Symantec Corp., 0.75%, 6/15/11	327,915

		1,778,215

Machinery (0.1%):

200,000	Allied Waste Technologies, 4.25%, 4/15/34	179,000

Media (0.4%):

468,000	Interpublic Group of Cos., Inc., 4.75%, 3/15/23	269,685
315,700	Liberty Media Corp., 3.13%, 3/30/23	226,515

		496,200

Oil, Gas & Consumable Fuels (0.1%):

202,000	Cameron International Corp., 2.50%, 6/15/26, Callable 6/20/11 @ 100.00	199,475

Pharmaceuticals (2.3%):

800,000	Amgen, Inc., 0.38%, 2/1/13	761,000
900,000	Amgen, Inc., 0.38%, 2/1/13	856,125
700,000	Mylan, Inc., 1.25%, 3/15/12	514,500
673,000	Omnicare, Inc., 3.25%, 12/15/35	377,721
700,000	Watson Pharmaceuticals, Inc., 1.75%, 3/15/23	651,000

		3,160,346

Total Convertible Bonds (Cost $15,673,719)		12,529,002
Corporate Bonds (8.3%):
Air Freight & Logistics (0.0%):

40,000	Fedex Corp., 5.50%, 8/15/09	40,043

Automobiles (0.0%):

60,000	DaimlerChrysler NA Holdings Corp., 8.50%, 1/18/31	43,873

Beverages (0.1%):

70,000	Diageo Capital Plc, 7.38%, 1/15/14	74,568
60,000	Dr. Pepper Snapple Group, Inc., 6.82%, 5/1/18	59,181

		133,749

Biotechnology (0.1%):

85,000	Biogen Idec, Inc., 6.88%, 3/1/18	83,050
20,000	Monsanto Co., 5.13%, 4/15/18	20,984

		104,034

Capital Markets (0.1%):

115,000	Brookfield Asset Management, Inc., 7.13%, 6/15/12	117,012
45,000	Brookfield Asset Management, Inc., 5.80%, 4/25/17	39,071

		156,083

Chemicals (0.0%):

50,000	E.I. du Pont de Nemours & Co., 6.00%, 7/15/18	52,514

Commercial Banks (0.7%):

295,000	Bank of America Corp., 5.75%, 12/1/17	294,540
75,000	Bank of America Corp., 5.65%, 5/1/18	75,445
85,000	Citigroup, Inc., 6.13%, 5/15/18	85,945
95,000	Citigroup, Inc., 5.88%, 5/29/37	94,928
105,000	HBOS plc, 6.75%, 5/21/18	92,411
20,000	National City Corp., 4.00%, 2/1/11	17,825
60,000	UBS AG Stamford CT, 5.88%, 12/20/17	55,119
180,000	Wells Fargo & Co., 5.63%, 12/11/17	187,790

		904,003

Commercial Services & Supplies (0.1%):

70,000	Archer Daniels Midland Co., 5.45%, 3/15/18	68,902

Computers & Peripherals (0.1%):

55,000	Dell, Inc., 5.65%, 4/15/18	49,228
30,000	Hewlett-Packard Co., 5.50%, 3/1/18	30,277

		79,505

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Principal		Fair
Amount		Value
Corporate Bonds, continued
Diversified Consumer Services (1.4%):

$215,000	AIG SunAmerica Global Finance Vi, 6.30%, 5/10/11	$184,872
110,000	American Express Credit Co., Series C, 7.30%, 8/20/13, MTN	112,595
85,000	Bear Stearns Co., Inc., 6.40%, 10/2/17	88,330
100,000	Farmers Exchange Capital, 7.05%, 7/15/28	61,221
90,000	FBG Finance, Ltd., 5.13%, 6/15/15	74,186
10,000	Fedex Corp., 7.25%, 2/15/11	10,159
80,000	General Electric Capital Corp., 4.75%, 9/15/14	78,426
125,000	General Electric Capital Corp., 5.63%, 9/15/17	125,743
60,000	Household Finance Corp., 8.00%, 7/15/10	60,998
165,000	Household Finance Corp., 6.38%, 10/15/11	162,335
65,000	HSBC Finance Corp., 6.75%, 5/15/11	64,718
115,000	Nationwide Building Society, 4.25%, 2/1/10	113,813
50,000	Platinum Underwriters Finance, Inc., 7.50%, 6/1/17	32,457
75,000	Popular North America, Inc., 5.65%, 4/15/09	74,304
100,000	Procter & Gamble Co., 4.60%, 1/15/14	104,790
35,000	Prudential Financial, Inc., 6.63%, 12/1/37	23,863
90,000	Telecom Italia Capital, 4.00%, 1/15/10	82,800
25,000	Telecom Italia Capital, 4.88%, 10/1/10	22,625
105,000	Telefonica Europe BV, 8.25%, 9/15/30	122,962
285,000	Wachovia Capital Trust III, 5.80%, 3/15/42	168,150
40,000	Walgreen Co., 4.88%, 8/1/13	41,194
115,000	Xlliac Global Funding, 4.80%, 8/10/10	80,490

		1,891,031

Diversified Financial Services (1.5%):

75,000	Bank of New York Mellon Corp., 4.50%, 4/1/13	74,574
45,000	Bank of New York Mellon Corp., 5.13%, 8/27/13	45,983
90,000	Bear Stearns Co., Inc., 7.25%, 2/1/18	98,627
30,000	Caterpillar Financial Services Corp., Series F, 4.90%, 8/15/13, MTN	28,117
135,000	Citigroup, Inc., 6.13%, 11/21/17	136,423
35,000	Credit Suisse (USA), Inc., 5.13%, 8/15/15	31,789
75,000	Credit Suisse Group, 6.00%, 2/15/18	68,874
45,000	Deutsche Telekom International Finance, 8.25%, 6/15/30	55,491
45,000	Devon Financing Corp., 7.88%, 9/30/31	49,550
145,000	E ON International Finance BV, 5.80%, 4/30/18	135,571
225,000	General Electric Capital Corp., 5.63%, 5/1/18	226,631
215,000	Goldman Sachs Group, Inc., 6.15%, 4/1/18	206,607
185,000	Goldman Sachs Group, Inc., 6.75%, 10/1/37	150,196
55,000	Harley-Davidson Funding Corp., 6.80%, 6/15/18	29,679
60,000	J.P. Morgan Chase & Co., 6.00%, 1/15/18	63,331
55,000	John Deere Capital Corp., 5.75%, 9/10/18, MTN	53,531
210,000	JPMorgan Chase & Co., 4.75%, 5/1/13	207,222
195,000	Merrill Lynch & Co., 6.88%, 4/25/18	203,975
55,000	NiSource Finance Corp., 6.80%, 1/15/19	34,581
70,000	NYSE Euro next, 4.80%, 6/28/13	67,897
45,000	Rio Tinto Finance (USA) Ltd., 6.50%, 7/15/18	32,993
50,000	Wachovia Corp., 5.50%, 5/1/13, MTN	49,442

		2,051,084

Diversified Telecommunication Services (0.5%):

65,000	AT&T Corp., 8.00%, 11/15/31(a)	81,649
180,000	AT&T, Inc., 6.30%, 1/15/38	190,280
80,000	France Telecom SA, 8.50%, 3/1/31	100,439

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Principal		Fair
Amount		Value
Corporate Bonds, continued
Diversified Telecommunication Services, continued

$25,000	SBC Communications, Inc., 6.15%, 9/15/34	$25,695
35,000	Telecom Italia Capital, 7.00%, 6/4/18	28,394
180,000	Verizon Communications, Inc., 5.50%, 2/15/18	173,132
25,000	Verizon Communications, Inc., 8.95%, 3/1/39	32,292
80,000	Vodafone Group PLC, 5.63%, 2/27/17	75,380

		707,261

Electric Utilities (0.5%):

30,000	Alabama Power Co., 5.80%, 11/15/13	31,222
15,000	Appalachian Power Co., 5.65%, 8/15/12	14,227
80,000	Carolina Power & Light Co., 5.13%, 9/15/13	80,252
50,000	Consumers Energy Co., 4.80%, 2/17/09	49,896
10,000	Consumers Energy Corp., 4.00%, 5/15/10	9,741
55,000	Detroit Edison Co., 6.13%, 10/1/10	55,318
20,000	Georgia Power Co., 6.00%, 11/1/13	21,023
55,000	Ohio Edison, 6.40%, 7/15/16	49,377
115,000	Ohio Power Co., 6.00%, 6/1/16	110,030
45,000	Peco Energy Co., 5.35%, 3/1/18	42,959
45,000	PPL Energy Supply LLC, 6.30%, 7/15/13	41,665
40,000	Public Service Co. of Colorado, 6.50%, 8/1/38	44,627
50,000	Union Electric Co., 6.70%, 2/1/19	45,559
25,000	Virginia Electric & Power Co., 8.88%, 11/15/38	31,639

		627,535

Electronic Equipment & Instruments (0.2%):

170,000	General Electric Co., 5.25%, 12/6/17	169,481
50,000	LG Electronics, Inc., 5.00%, 6/17/10	44,394
105,000	Philips Electronics NV, 5.75%, 3/11/18	96,742

		310,617

Energy Equipment & Services (0.0%):

55,000	Weatherford International, Ltd., 6.00%, 3/15/18	46,187

Food & Staples Retailing (0.3%):

15,000	ConAgra Foods, Inc., 7.00%, 10/1/28	14,715
60,000	ConAgra Foods, Inc., 8.25%, 9/15/30	65,801
20,000	Delhaize America, Inc., 9.00%, 4/15/31	20,226
50,000	General Mills, Inc., 5.25%, 8/15/13	50,301
105,000	Kraft Foods, Inc., 6.13%, 8/23/18	103,517
40,000	Kroger Co., 5.00%, 4/15/13	38,508
10,000	Kroger Co., 6.40%, 8/15/17	10,085
85,000	Yum! Brands, Inc., 8.88%, 4/15/11	86,095

		389,248

Gas Utilities (0.1%):

35,000	Consolidated Natural Gas, 6.25%, 11/1/11	35,178
25,000	Equitable Resources, Inc., 6.50%, 4/1/18	23,351
55,000	Texas East Transmission, 7.00%, 7/15/32	50,844

		109,373

Health Care Equipment & Supplies (0.1%):

20,000	Baxter International, Inc., 5.38%, 6/1/18	20,907
80,000	Covidien, Ltd., 6.00%, 10/15/17	78,323

		99,230

Health Care Providers & Services (0.0%):

60,000	UnitedHealth Group, Inc., 6.00%, 2/15/18	55,358

Hotels, Restaurants & Leisure (0.0%):

65,000	Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 5/15/18	35,750

Industrial Conglomerates (0.1%):

60,000	Honeywell International, Inc., 5.30%, 3/1/18	61,217
60,000	Parker Hannifin Corp., Series A, 5.50%, 5/15/18, MTN	58,006

		119,223

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Principal		Fair
Amount		Value
Corporate Bonds, continued
Insurance (0.3%):

$60,000	ACE INA Holdings, Inc., 5.60%, 5/15/15	$54,468
130,000	Berkshire Hathaway Finance Corp., 5.40%, 5/15/18	133,634
20,000	Chubb Corp. (The), 5.75%, 5/15/18	19,203
65,000	MetLife, Inc., Series A, 6.82%, 8/15/18	61,906
55,000	Travelers Cos., Inc. (The), 5.80%, 5/15/18	52,984
35,000	WellPoint, Inc., 4.25%, 12/15/09	33,658

		355,853

Machinery (0.0%):

55,000	Cooper Industries, Inc., 5.25%, 11/15/12	55,556

Media (0.5%):

190,000	Comcast Corp., 5.70%, 5/15/18	178,183
60,000	Time Warner Cable, Inc., 8.75%, 2/14/19	65,240
90,000	Time Warner Cable, Inc., 6.75%, 7/1/18	86,652
115,000	Time Warner, Inc., 5.88%, 11/15/16	103,096
115,000	Viacom, Inc., 6.88%, 4/30/36	90,882
105,000	Vivendi, 6.63%, 4/4/18	84,735

		608,788

Metals & Mining (0.0%):

80,000	ArcelorMittal, 6.13%, 6/1/18	54,781

Multiline Retail (0.2%):

20,000	CVS Caremark Corp., 5.75%, 6/1/17	18,829
25,000	CVS Corp., 5.75%, 8/15/11	25,086
100,138	CVS Lease Pass Through, 6.04%, 12/10/28	60,907
80,000	Home Depot, Inc., 5.40%, 3/1/16	71,594
115,000	Wal-Mart Stores, Inc., 4.25%, 4/15/13	118,367

		294,783

Office Electronics (0.0%):

60,000	Xerox Corp., 6.35%, 5/15/18	46,926

Oil, Gas & Consumable Fuels (0.5%):

25,000	Centerpoint Energy Resource, 7.88%, 4/1/13	23,157
30,000	Centerpoint Energy, Inc., 6.25%, 2/1/37	21,177
130,000	ConocoPhillips Co., 5.20%, 5/15/18	126,519
55,000	Kinder Morgan Energy Partners LP, 5.95%, 2/15/18	46,941
70,000	Marathon Oil Corp., 6.00%, 10/1/17	59,687
40,000	Marathon Oil Corp., 5.90%, 3/15/18	33,407
60,000	Petro-Canada, 6.05%, 5/15/18	49,450
125,000	Plains All American Pipeline, 6.70%, 5/15/36	82,728
75,000	Questar Market Resources, Inc., 6.80%, 4/1/18	72,166
80,000	Valero Energy Corp., 3.50%, 4/1/09	79,457
95,000	XTO Energy, Inc., 5.50%, 6/15/18	86,001

		680,690

Pharmaceuticals (0.5%):

336,000	Affymetrix, 3.50%, 1/15/38	129,780
95,000	Amgen, Inc., 5.85%, 6/1/17	98,111
75,000	AstraZeneca PLC, 5.90%, 9/15/17	79,705
115,000	Bristol-Myers Squibb Co., 5.45%, 5/1/18	119,069
105,000	GlaxoSmithKline Capital PLC., 5.65%, 5/15/18	110,284
65,000	Medco Health Solutions, Inc., 7.13%, 3/15/18	60,066
15,000	Wyeth, 5.50%, 2/15/16	15,274
45,000	Wyeth, 5.45%, 4/1/17	45,833

		658,122

Road & Rail (0.1%):

80,000	Burlington North Santa Fe, Inc., 6.13%, 3/15/09	80,178
20,000	Canadian National Railway Co., 5.55%, 5/15/18	19,969
70,000	Union Pacific Corp., 7.88%, 1/15/19	79,970

		180,117

continued

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Shares or
Principal		Fair
Amount		Value
Corporate Bonds, continued
Semiconductors & Semiconductor Equipment (0.1%):

$75,000	KLA Instruments Corp., 6.90%, 5/1/18	$56,725

Software (0.1%):

105,000	Oracle Corp., 5.75%, 4/15/18	109,827

Tobacco (0.1%):

55,000	BAT International Finance Plc, 9.50%, 11/15/18	61,139
110,000	Philip Morris International, Inc., 5.65%, 5/16/18	109,046

		170,185

Total Corporate Bonds (Cost $12,179,817)		11,296,956

Preferred Stocks (3.2%):
Commercial Services & Supplies (0.4%):

10,000	Archer Daniels	379,000
6,715	Avery Dennison	229,989

		608,989

Communications Equipment (0.2%):

900	Lucent Technologies Capital Trust I	306,000

Diversified Financial Services (0.8%):

1,205	Bank of America Corp., Series L	783,250
5,108	KeyCorp, Series A	365,426

		1,148,676

Health Care Providers & Services (0.7%):

310	HealthSouth Corp.	130,588
370	HealthSouth Corp.	155,862
3,628	Schering-Plough Corp.	633,086

		919,536

Household Durables (0.2%):

8,900	Newell Financial Trust I	231,400

Metals & Mining (0.1%):

243	Freeport-McMoran Copper & Gold, Inc.	150,964

Multi-Utilities (0.2%):

20,000	Centerpointe Energy, Inc.	260,000

Pharmaceuticals (0.6%):

18,000	El Paso Energy Capital Trust I	460,800
8,000	Omnicare Capital Trust II	291,000

		751,800

Total Preferred Stocks (Cost $7,027,977)		4,377,365

U.S. Government Agency Mortgages (5.3%):
Federal Home Loan Mortgage Corporation (2.5%)

$1,097	11.00%, 9/1/15, Pool #170141	1,255
2,708	10.00%, 9/1/17, Pool #555283	2,877
4,884	10.50%, 11/1/17, Pool #360016	5,570
700,000	6.75%, 3/15/31	1,026,507
500,000	5.00%, 1/1/37, Pool #G05087	511,662
1,851,667	6.00%, 11/1/37	1,909,320

		3,457,191

Federal National Mortgage Association (2.8%)

1,395	10.50%, 12/1/16, Pool #124783	1,515
1,245,000	6.63%, 11/15/30	1,797,534
601	8.00%, 7/1/31, Pool #253905	638
106,513	5.50%, 10/1/35	109,297
1,797,672	5.50%, 11/1/38	1,844,656

		3,753,640

Total U.S. Government Agency Mortgages (Cost $6,571,127)		7,210,831

U.S. Treasury Obligations (8.8%):
U.S. Treasury Bonds (0.4%)

400,000	4.50%, 05/15/38	545,938

U.S. Treasury Notes (8.4%)

260,000	2.88%, 6/30/10	269,252
2,000,000	5.75%, 8/15/10	2,171,718
1,250,000	4.75%, 3/31/11	1,361,230
1,570,000	4.63%, 2/29/12	1,743,436
180,000	4.13%, 8/31/12	199,069
3,380,000	2.75%, 10/31/13	3,593,362
1,450,000	4.50%, 2/15/16	1,706,923
200,000	4.50%, 2/15/36	265,719

		11,310,709

Total U.S. Treasury Obligations (Cost $11,358,479)		11,856,647

Asset Backed Securities (0.5%):
73,399	America West Airlines, 7.10%, 4/2/21	50,708
44,364	BAE Systems 2001 Asset Trust, 6.66%, 9/15/13	42,447
176,162	Capital Auto Receivables Asset Trust, 4.98%, 5/15/11	173,105
53,808	Capital One Auto Finance Trust, 5.07%, 7/15/11	52,158
15,919	Caterpillar Financial Asset Trust, 5.57%, 5/25/10	15,916
75,904	CIT Equipment Collateral, 5.07%, 2/20/10	75,656

continued

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2008

Principal		Fair
Amount		Value
Asset Backed Securities, continued

$15,216	CNH Equipment Trust, 5.20%, 6/15/10	$15,197
11,050	Ford Credit Auto Owner Trust, 5.05%, 3/15/10	11,028
115,716	Ford Credit Auto Owner Trust, 5.26%, 10/15/10	114,736
40,197	Harley-Davidson Motorcycle Trust, 4.07%, 2/15/12	39,227
61,552	Harley-Davidson Motorcycle Trust, 4.41%, 6/15/12	60,551
33,333	Hertz Vehicle Financing LLC, 4.93%, 2/25/10	33,119

Total Asset Backed Securities (Cost $721,037)		683,848

Shares or
Principal		Fair
Amount		Value
Exchange Traded Funds (0.2%):
Diversified Financial Services (0.2%):

9,673	SPDR KBW Regional Banking ETF	282,065

Total Exchange Traded Funds (Cost $321,109)		282,065

Investment Company (5.0%):
6,752,239	Dreyfus Treasury Prime Cash Management, 0.17%(b)	6,752,239

Total Investment Company (Cost $6,752,239)		6,752,239

Total Investment Securities (Cost $154,046,307)(d) — 99.6%		135,168,090
Net other assets (liabilities) — 0.4%		596,587

Net Assets — 100.0%		$135,764,677

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

ADR—American Depository Receipt

ETF—Exchange Traded Fund

LLC—Limited Liability Co.

LP—Limited Partnership

PLC—Public Liability Co.

(a)	Variable rate security. The rate presented represents the rate in effect at December 31, 2008. The date presented represents the final maturity date.

(b)	The rate presented represents the annualized one day yield that was in effect on December 31, 2008.

(c)	Security was fair valued as of December 31, 2008. Represents 0.2% of the net assets of the Fund.

(d)	Cost for federal income tax purposes is $157,213,152. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$5,570,472
Unrealized depreciation	(27,615,534)

Net unrealized depreciation	$(22,045,062)

continued

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2008

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country	Percentage
United States	85.7%
United Kingdom	3.8%
Netherlands	3.0%
Germany	2.2%
Switzerland	2.1%
Japan	1.3%
Bermuda	1.1%
France	0.4%
Canada	0.2%
Luxembourg	0.1%
Australia	0.1%

Total	100.0%

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL
Van Kampen
Equity and
Income Fund

Assets:
Investment securities, at cost	$154,046,307

Investment securities, at value	$135,168,090
Interest and dividends receivable	595,952
Foreign currency, at value (cost $5,060)	5,028
Receivable for investments sold	2,540,136
Prepaid expenses	3,777

Total Assets	138,312,983

Liabilities:
Payable for investments purchased	2,390,975
Payable for capital shares redeemed	11,631
Manager fees payable	77,457
Administration fees payable	5,580
Distribution fees payable	27,903
Administrative and compliance services fees payable	1,912
Other accrued liabilities	32,848

Total Liabilities	2,548,306

Net Assets	$135,764,677

Net Assets Consist of:
Capital	$169,778,140
Accumulated net investment income/(loss)	4,500,952
Accumulated net realized gains/(losses) from investment transactions	(19,636,183)
Net unrealized appreciation/(depreciation) on investments	(18,878,232)

Net Assets	$135,764,677

Shares of beneficial interest (unlimited number of shares authorized, no par value)	15,085,811
Net Asset Value (offering and redemption price per share)	$9.00

See accompanying notes to the financial statements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL
Van Kampen
Equity and
Income Fund

Investment Income:
Interest	$2,782,628
Dividends	3,640,147
Income from securities lending	121,519
Foreign withholding tax	(461)

Total Investment Income	6,543,833

Expenses:
Manager fees	1,429,151
Administration fees	84,903
Distribution fees	476,384
Custodian fees	39,569
Administrative and compliance service fees	7,651
Trustees’ fees	16,469
Professional fees	31,249
Shareholder reports	31,127
Other expenses	40,043

Total expenses before reductions	2,156,546
Less expenses waived/reimbursed by the Manager	(119,909)

Net expenses	2,036,637

Net Investment Income/(Loss)	4,507,196

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(18,818,224)
Net realized gains/(losses) on futures transactions	(14,265)
Change in unrealized appreciation/(depreciation) on investments	(37,240,585)

Net Realized/Unrealized Gains/(Losses) on Investments	(56,073,074)

Change in Net Assets Resulting From Operations	$(51,565,878)

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Van Kampen
	Equity and Income Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

Change in Net Assets:
Operations:
Net investment income/(loss)	$4,507,196	$5,052,198
Net realized gains/(losses) on investment transactions	(18,832,489)	5,952,488
Change in unrealized appreciation/(depreciation) on investments	(37,240,585)	(4,583,096)

Change in net assets resulting from operations	(51,565,878)	6,421,590

Dividends to Shareholders:
From net investment income	(5,052,189)	(3,789,769)
From net realized gains on investments	(6,159,902)	(5,595,556)

Change in net assets resulting from dividends to shareholders	(11,212,091)	(9,385,325)

Capital Transactions:
Proceeds from shares issued	28,457,775	51,744,157
Proceeds from dividends reinvested	11,212,091	9,385,325
Value of shares redeemed	(85,319,721)	(38,944,009)

Change in net assets resulting from capital transactions	(45,649,855)	22,185,473

Change in net assets	(108,427,824)	19,221,738
Net Assets:
Beginning of period	244,192,501	224,970,763

End of period	$135,764,677	$244,192,501

Accumulated net investment income/(loss)	$4,500,952	$5,052,198

Share Transactions:
Shares issued	2,664,393	3,971,399
Dividends reinvested	1,063,766	744,276
Shares redeemed	(8,064,713)	(3,035,915)

Change in shares	(4,336,554)	1,679,760

See accompanying notes to the financial statements.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

					May 3, 2004 to
	Year Ended December 31,				December 31,
	2008	2007	2006	2005	2004(a)

Net Asset Value, Beginning of Period	$12.57	$12.68	$11.58	$10.86	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.34	0.26	0.19	0.14	0.05
Net Realized and Unrealized
Gains/(Losses) on Investments	(3.25)	0.13	1.24	0.59	0.86

Total from Investment Activities	(2.91)	0.39	1.43	0.73	0.91

Dividends to Shareholders From:
Net Investment Income	(0.30)	(0.20)	(0.12)	—	(0.05)
Net Realized Gains	(0.36)	(0.30)	(0.21)	(0.01)	—

Total Dividends	(0.66)	(0.50)	(0.33)	(0.01)	(0.05)

Net Asset Value, End of Period	$9.00	$12.57	$12.68	$11.58	$10.86

Total Return(b) (c)	(23.92)%	3.07%	12.52%	6.75%	9.12%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$135,765	$244,193	$224,971	$162,671	$81,218
Net Investment Income/(Loss)(d)	2.37%	2.05%	2.00%	1.55%	1.40%
Expenses Before Reductions(d) (e)	1.13%	1.11%	1.11%	1.18%	1.22%
Expenses Net of Reductions(d)	1.07%	1.06%	1.08%	1.18%	1.20%
Portfolio Turnover Rate(c)	59.48%	69.49%	55.05%	46.94%	44.65%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Van Kampen Equity and Income Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements, continued
December 31, 2008

hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements, continued
December 31, 2008

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Mortgage Dollar Roll Transactions

The Fund may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Fund sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fund will not be entitled to receive any interest or principal paid on the securities sold. The Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Fund may also be compensated by receipt of a commitment fee.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements, continued
December 31, 2008

(e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Van Kampen Asset Management (“VKAM”), VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.20%.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements, continued
December 31, 2008

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL Van Kampen Equity and Income Fund	0.75%	1.20%

*	The Manager and the Fund entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.70% on the first $100 million, 0.675% on the next $100 million, and 0.65% on assets above $200 million through April 30, 2010.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $8,261 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements, continued
December 31, 2008

allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

For the year ended December 31, 2008, the Fund paid approximately $1,597 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 — Quoted Prices	$89,900,524	$—
Level 2 — Other Significant Observable Inputs	45,267,566	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$135,168,090	$—

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Van Kampen Equity and Income Fund	$123,335,949	$173,230,222

For the period ended December 31, 2008, purchases and sales on long-term U.S. Government Securities were as follows:

	Purchases	Sales
AZL Van Kampen Equity and Income Fund	$42,049,687	$59,710,593

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements, continued
December 31, 2008

sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2016
AZL Van Kampen Equity and Income Fund	$10,772,995

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $5,792,801 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Equity and Income Fund	$6,466,543	$4,745,548	$11,212,091

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Equity and Income Fund	$4,566,980	$4,818,345	$9,385,325

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

	Undistributed		Accumulated		Total
	Ordinary	Accumulated	Capital and	Unrealized	Accumulated
	Income	Earnings	Other Losses	Depreciation(a)	Earnings (Deficit)
AZL Van Kampen Equity and Income Fund	$4,597,410	$4,597,410	$(16,565,796)	$(22,045,077)	$(34,013,463)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Van Kampen Equity and Income Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 51.93% of the total ordinary income distributions paid during the year ended December 31, 2008 qualify for the corporate dividends received deduction.

For the period ended December 31, 2008, the Fund had net long-term capital gains of $4,745,548.

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

27

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

28

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

29

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

30

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

31

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

32

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

33

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1208 2/09

AZL® Van Kampen
Global Franchise Fund
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Van Kampen Global Franchise Fund
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL® Van Kampen Global Franchise Fund and Van Kampen Asset Management serves as Subadviser to the Fund.
Van Kampen Asset Management is a wholly-owned subsidiary of Van Kampen Investments Inc. (“Van Kampen”). Van Kampen is a wholly-owned subsidiary of MSAM Holdings II, Inc. which is a wholly-owned subsidiary of Morgan Stanley & Co.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
For the 12-month period ended December 31, 2008, the AZL® Van Kampen Global Franchise Fund returned —28.56%. That compared to a —40.71% total return for its benchmark, the MSCI World Index1.
The 12-month period was a very difficult year for global markets. All sectors had substantially negative returns, with financials, materials and industrials the weakest groups. Although the Fund also registered declines in each of its sectors, it preserved capital better than the index.
The strongest contributors to the Fund’s performance during the period were shares of a Japanese maker of personal care products, a U.S. publisher and a U.S. lawn- and garden-care company. The largest detractors were stocks of two U.K and one Swedish tobacco companies, a U.S. motorcycle manufacturer and a U.K. producer of food and personal care products.*
The Fund’s performance in 2008 generally was divided into two distinct periods driven by the surge and subsequent pullback in commodity prices. The Fund underperformed the Index during the first half of the year, as strongly rising commodity prices helped energy and materials stocks while hurting sectors such as consumer staples (in which the Fund held a major portion of its portfolio), as investors feared that margins of companies within the sector would be squeezed by rising input costs.*
Market conditions shifted dramatically in July. Commodity prices began a swift retreat that persisted through the end of the year, and global stock markets endured a major correction in the third and fourth quarters. Sectors perceived to preserve capital better in economic downturns, such as consumer staples, began to outperform the broader market, as lower energy and raw materials costs eased pressure on consumer staples companies’ margins. In this environment, the Fund strongly outperformed the Index in the second half of 2008.
For the period overall, the Fund’s underweight positions in the market’s weakest sectors, financials and materials, were beneficial to relative returns, as were stock selection decisions in industrials, materials and financials. However, the Fund held underweight stakes in certain sectors that outperformed the broad index, including health care and utilities. As a result, these sectors detracted from performance on a relative basis for the 12-month period.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.

[1]	The Morgan Stanley Capital International (“MSCI”) World Index is a market capitalization-weighted equity index which monitors the performance of stocks from around the world. Investors cannot invest directly in an index.

1

AZL® Van Kampen Global Franchise Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees without shareholder approval. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located throughout the world that it believes have, among other things, resilient business franchises and growth potential.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Return as of December 31, 2008

				Since
	1	3	5	Inception
	Year	Year	Year	(5/1/03)

AZL® Van Kampen Global Franchise Fund	-28.56%	-1.65%	3.57%	7.12%
MSCI World Index	-40.71%	-8.10%	-0.51%	4.59%

Expense Ratio
Gross	1.32%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.95% on the first $100 million of assets, 0.90% on the next $100 million, and 0.85% on assets above $200 million; and is limiting operating expenses to 1.39% through April 30, 2010. Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Morgan Stanley Capital International (“MSCI”) World Index, an unmanaged market capitalization-weighted equity index which monitors the performance of stocks from around the world. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Van Kampen Global Franchise Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Van Kampen Global Franchise Fund	$1,000.00	$831.60	$6.08	1.32%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Van Kampen Global Franchise Fund	$1,000.00	$1,018.50	$6.70	1.32%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Van Kampen Global Franchise Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Automobiles	1.6%
Beverages	8.5
Chemicals	2.2
Commercial Services & Supplies	4.0
Diversified Consumer Services	4.1
Diversified Financial Services	1.7
Food Products	17.1
Hotels, Restaurants & Leisure	1.7
Household Durables	2.4
Household Products	10.0
Internet Software & Services	1.9
Machinery	2.2
Media	9.1
Personal Products	2.4
Pharmaceuticals	2.9
Tobacco	23.5
Investment Company	3.8

99.1%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks (95.3%):
Automobiles (1.6%):

199,828	Harley-Davidson, Inc.	$3,391,081

Beverages (8.5%):

99,359	Brown-Forman Corp., Class B	5,115,995
892,967	C&C Group plc	1,807,864
383,372	Diageo plc	5,331,612
72,035	Pernod-Ricard SA	5,341,176

		17,596,647

Chemicals (2.2%):

156,216	Scotts Co., Class A	4,642,740

Commercial Services & Supplies (4.0%):

1,326,413	Experian plc	8,304,549

Diversified Consumer Services (4.1%):

209,537	Career Education Corp.*	3,759,094
165,015	Weight Watchers International, Inc.	4,854,741

		8,613,835

Diversified Financial Services (1.7%):

174,543	Moody’s Corp.	3,506,569

Food Products (17.1%):

873,842	Cadbury plc	7,647,823
105,160	Groupe Danone	6,346,214
111,684	Kellogg Co.	4,897,343
195,642	SFR Nestle SA, Class B	7,714,016
385,989	Unilever plc	8,769,665

		35,375,061

Hotels, Restaurants & Leisure (1.7%):

376,750	Starbucks Corp.*	3,564,055

Household Durables (2.4%):

119,600	Fortune Brands, Inc.	4,937,088

Household Products (10.0%):

218,000	Kao Corp.	6,603,145
106,593	Procter & Gamble Co.	6,589,579
203,469	Reckitt Benckiser Group plc	7,578,279

		20,771,003

Internet Software & Services (1.9%):

280,345	eBay, Inc.*	3,913,616

Machinery (2.2%):

207,490	Kone Oyj, B Shares	4,548,900

Media (9.1%):

136,988	McGraw-Hill Cos., Inc. (The)	3,176,752
610,914	Reed Elsevier NV	7,197,029
450,965	Wolters Kluwer CVA NV	8,515,920

		18,889,701

Personal Products (2.4%):

159,530	Estee Lauder Co., Inc. (The), Class A	4,939,049

Pharmaceuticals (2.9%):

120,920	Novartis AG, Registered Shares	6,061,197

Tobacco (23.5%):

647,023	British American Tobacco plc	16,807,749
486,722	Imperial Tobacco Group plc	12,998,709
235,697	Philip Morris International, Inc.	10,255,176
600,404	Swedish Match AB	8,599,665

		48,661,299

Total Common Stocks (Cost $225,349,481)		197,716,390

Investment Company (3.8%):
7,853,731	Dreyfus Treasury Prime Cash Management, 0.17%(a)	7,853,731

Total Investment Company (Cost $7,853,731)		7,853,731

Total Investment Securities (Cost $233,203,212)(b) — 99.1%		205,570,121
Net other assets (liabilities) — 0.9%		1,780,888

Net Assets — 100.0%		$207,351,009

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

PLC—Public Liability Co.

(a)	The rate presented represents the effective yield at December 31, 2008.

(b)	Cost for federal income tax purposes is $237,455,004. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$16,250,326
Unrealized depreciation	(48,135,209)

Net unrealized depreciation	$(31,884,883)

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Schedule of Portfolio Investments, continued
December 31, 2008

As of December 31, 2008 the Fund’s open foreign currency exchange contracts were as follows:

	Delivery	Contract	Fair	Appreciation/
Short Contracts	Date	Amount	Value	(Depreciation)
Delivered 17,320,000 British Sterling Pounds in exchange for U.S. Dollars	1/26/2009	$25,901,416	$24,874,720	$1,026,696

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country	Percentage
United States	36.7%
United Kingdom	28.8%
Netherlands	7.6%
Switzerland	6.7%
France	5.7%
Ireland	4.9%
Sweden	4.2%
Japan	3.2%
Finland	2.2%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL Van
Kampen Global
Franchise Fund

Assets:
Investment securities, at cost	$233,203,212

Investment securities, at value	$205,570,121
Interest and dividends receivable	258,633
Foreign currency, at value (cost $275,355)	279,183
Receivable for capital shares issued	210,084
Unrealized appreciation for forward foreign currency contracts	1,026,696
Reclaim receivable	385,830
Prepaid expenses	5,849

Total Assets	207,736,396

Liabilities:
Payable for investments purchased	112,737
Manager fees payable	157,641
Administration fees payable	8,530
Distribution fees payable	42,640
Administrative and compliance services fees payable	3,105
Other accrued liabilities	60,734

Total Liabilities	385,387

Net Assets	$207,351,009

Net Assets Consist of:
Capital	$228,958,018
Accumulated net investment income/(loss)	16,646,192
Accumulated net realized gains/(losses) from investment transactions	(11,684,307)
Net unrealized appreciation/(depreciation) on investments	(26,568,894)

Net Assets	$207,351,009

Shares of beneficial interest (unlimited number of shares authorized, no par value)	16,239,080
Net Asset Value (offering and redemption price per share)	$12.77

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL Van
Kampen Global
Franchise Fund

Investment Income:
Interest	$33,855
Dividends	11,962,378
Income from securities lending	173,173
Foreign withholding tax	(912,984)

Total Investment Income	11,256,422

Expenses:
Manager fees	2,970,244
Administration fees	139,073
Distribution fees	781,643
Custodian fees	113,963
Administrative and compliance service fees	12,594
Trustees’ fees	27,608
Professional fees	53,470
Shareholder reports	51,499
Interest expense on cash overdraft	23,791
Other expenses	33,308

Total expenses before reductions	4,207,193
Less expenses waived/reimbursed by the Manager	(162,826)
Less expenses paid indirectly	(384)

Net expenses	4,043,983

Net Investment Income/(Loss)	7,212,439

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(165,354)
Change in unrealized appreciation/(depreciation) on investments	(114,813,305)

Net Realized/Unrealized Gains/(Losses) on Investments	(114,978,659)

Change in Net Assets Resulting From Operations	$(107,766,220)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL
	Van Kampen Global Franchise Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

Change in Net Assets:
Operations:
Net investment income/(loss)	$7,212,439	$7,390,124
Net realized gains/(losses) on investment transactions	(165,354)	16,129,599
Change in unrealized appreciation/(depreciation) on investments	(114,813,305)	13,979,575

Change in net assets resulting from operations	(107,766,220)	37,499,298

Dividends to Shareholders:
From net investment income	(6,300,165)	—
From net realized gains on investments	(20,870,481)	(7,406,284)

Change in net assets resulting from dividends to shareholders	(27,170,646)	(7,406,284)

Capital Transactions:
Proceeds from shares issued	40,608,202	88,597,454
Proceeds from dividends reinvested	27,170,646	7,406,284
Value of shares redeemed	(138,873,007)	(104,324,229)

Change in net assets resulting from capital transactions	(71,094,159)	(8,320,491)

Change in net assets	(206,031,025)	21,772,523
Net Assets:
Beginning of period	413,382,034	391,609,511

End of period	$207,351,009	$413,382,034

Accumulated net investment income/(loss)	$16,646,192	$4,868,739

Share Transactions:
Shares issued	2,390,509	4,603,682
Dividends reinvested	1,763,183	390,833
Shares redeemed	(9,034,728)	(5,467,942)

Change in shares	(4,881,036)	(473,427)

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Financial Highlights, continued
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$19.57	$18.14	$15.46	$13.88	$12.37

Investment Activities:
Net Investment Income/(Loss)	0.46	0.35	0.16	0.08	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	(5.80)	1.42	3.09	1.54	1.43

Total from Investment Activities	(5.34)	1.77	3.25	1.62	1.51

Dividends to Shareholders From:
Net Investment Income	(0.34)	—	(0.25)	—	—
Net Realized Gains	(1.12)	(0.34)	(0.32)	(0.04)	—

Total Dividends	(1.46)	(0.34)	(0.57)	(0.04)	—

Net Asset Value, End of Period	$12.77	$19.57	$18.14	$15.46	$13.88

Total Return(a)	(28.56)%	9.82%	21.25%	11.64%	12.21%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$207,351	$413,382	$391,610	$255,583	$122,818
Net Investment Income/(Loss)	2.31%	1.71%	1.31%	1.19%	0.80%
Expenses Before Reductions(b)	1.35%	1.32%	1.32%	1.42%	1.48%
Expenses Net of Reductions	1.29%	1.32%	1.32%	1.42%	1.44%
Expenses Net of Reductions,Excluding Expenses Paid Indirectly(c)	1.30%	1.32%	1.32%	1.42%	N/A
Portfolio Turnover Rate	27.13%	31.26%	19.43%	16.33%	9.40%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Van Kampen Global Franchise Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Notes to the Financial Statements, continued
December 31, 2008

and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Notes to the Financial Statements, continued
December 31, 2008

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Notes to the Financial Statements, continued
December 31, 2008

Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Van Kampen Asset Management (“VKAM”), VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.39%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL Van Kampen Global Franchise Fund	0.95%	1.39%

*	The Manager and the Fund entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.95% on the first $100 million, 0.90% on the next $100 million, and 0.85% on assets above $200 million through April 30, 2010.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Notes to the Financial Statements, continued
December 31, 2008

amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

The Fund’s lending agent through December 3, 2008 was Dresdner Bank, AG (the “Agent”), an affiliate of the Manager. Under the terms of the Securities Lending Agreement, the Agent is entitled to receive 20% of the income earned from securities lending. During the period ended December 3, 2008, the agent received $37,466 in fees for acting as the Securities Lending Agent.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $13,585 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

For the year ended December 31, 2008, the Fund paid approximately $4,948 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Notes to the Financial Statements, continued
December 31, 2008

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 — Quoted Prices	$75,396,609	$—
Level 2 — Other Significant Observable Inputs	130,173,512	1,026,696
Level 3 — Significant Unobservable Inputs	—	—

Total	$205,570,121	$1,026,696

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Van Kampen Global Franchise Fund	$81,927,844	$160,396,454

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2016
AZL Van Kampen Global Franchise Fund	$6,665,758

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Franchise Fund
Notes to the Financial Statements, continued
December 31, 2008

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $766,757 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Global Franchise Fund	$9,288,404	$17,882,242	$27,170,646

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Global Franchise Fund	$—	$7,406,284	$7,406,284

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

	Undistributed		Accumulated		Total
	Ordinary	Accumulated	Capital and	Unrealized	Accumulated
	Income	Earnings	Other Losses	Depreciation(a)	Earnings (Deficit)
AZL Van Kampen Global Franchise Fund	$17,672,886	$17,672,886	$(7,432,515)	$(31,847,380)	$(21,607,009)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Van Kampen Global Franchise Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 38.11% of the total ordinary income distributions paid during the year ended December 31, 2008 qualify for the corporate dividends received deduction.

For the period ended December 31, 2008, the Fund had net long-term capital gains of $17,882,242.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

21

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

22

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

23

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

25

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

26

The Allianz VIP Funds are distributed by Allianz Life Financial
Services, LLC. These Funds are not FDIC Insured.	ANNRPTI208 2/09

AZL® Van Kampen
Global Real Estate Fund
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Van Kampen Global Real Estate Fund
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL® Van Kampen Global Real Estate Fund and Van Kampen Asset Management serves as Subadviser to the Fund.
Van Kampen Asset Management is a wholly-owned subsidiary of Van Kampen Investments Inc. (“Van Kampen”). Van Kampen is a wholly-owned subsidiary of MSAM Holdings II, Inc. which is a wholly-owned subsidiary of Morgan Stanley & Co.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
From the 12-month period ended December 31, 2008 the AZL® Van Kampen Global Real Estate Fund returned —45.83%. That compared to a —47.72% total return for its benchmark, the FTSE EPRA/NAREIT Global Real Estate Index1.
Global equity markets faced tremendous headwinds during the 12-month period. REITs and other real estate companies were not spared, though the effects were felt differently experiencing significant declines across all three regions in which the Fund invests.
The global portfolio is comprised of three regional portfolios. A global allocation process weights each of the three major regions (U.S., Europe and Asia) based on our view of the relative attractiveness of each region, in terms of underlying real estate fundamentals and public market valuations.
The Fund’s underweight position in Europe (on average for the period) enhanced overall performance relative to the benchmark, while its overweight stake in Asia and underweight position in the U.S. detracted from Fund return.*
The Fund holds stocks that the portfolio managers believe provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification2. Country allocation and security selection in Asia helped the Fund outperform its benchmark. For example, an overweight allocation to Japan helped relative performance, as did stock selection in Hong Kong. However, an overweight stake in Hong Kong modestly offset these relative gains. An underweight position and stock selection in Australia also benefited relative performance.*
Selection in Europe reduced relative performance. While the European segment of the portfolio benefited from stock selection in Austria, France and Sweden and an underweight position in Austria, the benefits were offset by stock selection within the U.K., an overweight stake in that country, and underweight positions in Belgium and Switzerland.*
Within the U.S., the Fund benefited from stock selection in the shopping center, office and mall sectors, and from stock selection and an overweight position in the apartment sector. These positive factors were partially offset by an overweight stake in the hotel sector, an underweight allocation to the storage sector and stock selection in the industrial sector.*

Past performance does not guarantee future results.
* The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.
1 The Financial Times London Stock Exchange (“FTSE”) European Public Real Estate Association (“EPRA”)/ NAREIT Global Real Estate Index Series is designed to represent general trends in eligible real estate stocks worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. Investors cannot invest directly in an index.
2 Diversification does not guarantee a profit nor protect against a loss.

1

AZL® Van Kampen Global Real Estate Fund Review
Fund Objective
The Fund’s investment objective is to provide income and capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests in equity securities of companies in the real estate industry located throughout the world.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing involves increased risk and volatility.
Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2008

		Since
	1	Inception
	Year	(5/1/06)

AZL® Van Kampen Global Real Estate Fund	-45.83%	-17.33%
FTSE EPRA/NAREIT Global Real Estate Index	-47.72%	-16.80%

Expense Ratio
Gross	1.37%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, to 1.35% through April 30, 2010. Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the FTSE EPRA/NAREIT Global Real Estate Index the Financial Times London Stock Exchange (“FTSE”) European Public Real Estate Association “EPRA”/NAREIT Global Real Estate Index Series is designed to represent general trends in eligible real estate stocks worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Van Kampen Global Real Estate Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Van Kampen Global Real Estate Fund	$1,000.00	$625.90	$5.56	1.36%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Van Kampen Global Real Estate Fund	$1,000.00	$1,018.30	$6.90	1.36%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Van Kampen Global Real Estate Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Diversified Financial Services	0.9%
Diversified REITs	10.8
Health Care Providers & Services	0.1
Industrial REITs	1.3
Office REITs	8.2
Real Estate Investment Trusts (REITs)	0.1
Real Estate Management & Development	40.2
Residential REITs	8.0
Retail REITs	18.8
Specialized REITs	6.6
Money Market Fund	4.0
Right	0.0

99.0%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks (95.0%):
Diversified Financial Services (0.9%):

28,092	HCP, Inc.	$780,115

Diversified REITs (10.8%):

143,077	British Land Co. plc	1,146,630
2,862	Fonciere des Regions	195,934
4,015	Gecina SA	278,812
71,930	GPT Group	46,504
16,773	Insight Foundation Property Trust	4,132
41,345	Liberty Property Trust	943,906
6,962	PS Business Parks, Inc.	310,923
168,108	Segro plc	601,202
7,462	Shaftesbury plc	38,940
161,554	Stockland Trust Group	467,316
18,944	Unibail	2,821,222
26,306	Ventas, Inc.	883,092
24,560	Vornado Realty Trust	1,482,196
4,131	Wereldhave NV	364,854

		9,585,663

Health Care Providers & Services (0.1%):

6,435	Care Investment Trust, Inc.	50,128
14,400	Extendicare Real Estate Investment Trust	68,255

		118,383

Industrial REITs (1.3%):

22,255	AMB Property Corp.	521,212
165,651	Brixton plc	317,618
17,640	DCT Industrial Trust, Inc.	89,258
595	Prologis	8,265
41,213	Prologis European Properties	184,659

		1,121,012

Office REITs (8.2%):

39,269	Boston Properties, Inc.	2,159,795
37,552	Derwent Valley Holdings plc	394,415
10,020	Douglas Emmett, Inc.	130,861
40,260	Duke Realty Corp.	441,250
58,454	Great Portland Estates plc	219,532
5,206	ICADE	433,272
59	Japan Real Estate Investment Corp.	530,371
51,764	Mack-Cali Realty Corp.	1,268,218
812,000	Macquarie Prime REIT	293,829
95	Nippon Building Fund, Inc.	1,042,940
3,713	Societe Immobiliere de Locationpour l’Industrie et le Commerce	345,160
13,140	Workspace Group PLC	11,730

		7,271,373

Real Estate Investment Trusts (REITs) (0.1%):

1,510	Plum Creek Timber Co., Inc.	52,457

Real Estate Management & Development (40.2%):

32,085	Alstria Office AG	232,965
288,572	Beni Stabili SPA	201,573
76,354	Big Yellow Group plc	264,231
192,882	Brookfield Properties Corp.	1,490,978
11,552	CA Immobilien Anlagen AG*	68,897
76,325	Capital & Regional plc	51,827
180,000	Capitaland, Ltd.	395,581
24,235	Castellum AB	188,533
753,000	China Overseas Land & Investment, Ltd.	1,058,571
753,000	China Resources Land, Ltd.	932,286
23,540	Citycon Oyj	55,211
27,173	Conwert Immobilien Invest AG*	121,979
55,930	Forest City Enterprises, Inc., Class A	374,731
70,484	Grainger Trust plc	138,771
1,954,500	Guangzhou R&F Properties Co., Ltd.	2,184,780
336,000	Hang Lung Properties, Ltd.	737,067
235,000	Henderson Land Development Co., Ltd.	877,901
990,500	Hongkong Land Holdings, Ltd.	2,481,567
66,548	Hufvudstaden AB	468,780
465,390	Hysan Development Co., Ltd.	755,796
799,303	Kerry Properties, Ltd.	2,151,458
157,758	Minerva plc*	30,742
302,000	Mitsubishi Estate Co., Ltd.	4,981,442
280,000	Mitsui Fudosan Co., Ltd.	4,654,047
30,697	Morgans Hotel Group*	143,048
909	NTT Urban Development Corp.	980,968
8,528	PSP Swiss Property AG	425,349
106,691	Quintain Estates & Development plc	56,918
52,681	Risanamento SPA*	32,049
40,915	Sponda Oyj	179,137
188,000	Sumitomo Realty & Development Co.	2,801,642
553,000	Sun Hung Kai Properties, Ltd.	4,649,957
15,000	Swire Pacific, Ltd., Class A	104,010
60,921	Unite Group plc	129,267
1,344,000	United Industrial Corp., Ltd.	982,776
279,000	Wheelock Properties, Ltd.	202,443

		35,587,278

Residential REITs (8.0%):

40,154	AvalonBay Communities, Inc.	2,432,529
37,975	Camden Property Trust	1,190,137
17,448	Equity Lifestyle Properties, Inc.	669,305
69,411	Equity Residential Properties Trust	2,069,836
36,916	Post Properties, Inc.	609,114
79,246	Strategic Hotels & Resorts, Inc.	133,133

		7,104,054

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued

Retail REITs (18.8%):

19,275	Acadia Realty Trust	$275,054
66,800	BR Malls Participacoes SA*	265,243
197,043	CFS Retail Property Trust	258,386
13,229	Corio NV	606,496
5,571	Eurocommercial Properties NV	187,320
18,863	Federal Realty Investment Trust	1,171,015
98,765	Hammerson plc	764,877
13,111	Klepierre	321,313
119,918	Land Securities Group plc	1,597,948
65,147	Liberty International plc	451,332
976	Macerich Co. (The)	17,724
8,540	Ramco-Gershenson Properties Trust	52,777
38,211	Regency Centers Corp.	1,784,454
10,270	RioCan	113,667
51,305	Simon Property Group, Inc.	2,725,835
99,488	Starwood Hotels & Resorts Worldwide, Inc.	1,780,835
6,625	Taubman Centers, Inc.	168,672
3,315	Vastned Retail NV	166,166
432,717	Westfield Group	3,985,791

		16,694,905

Specialized REITs (6.6%):

64,903	Assisted Living Concepts, Inc.*	269,347
17,725	DiamondRock Hospitality Co.	89,866
52,635	Healthcare Realty Trust, Inc.	1,235,870
162,520	Host Hotels & Resorts, Inc.	1,230,276
3,195	LaSalle Hotel Properties	35,305
18,538	Public Storage, Inc.	1,473,771
128,893	Safestore Holdings, Ltd.	102,420
61,244	Senior Housing Properties Trust	1,097,493
7,737	Sovran Self Storage, Inc.	278,532

		5,812,880

Total Common Stocks (Cost $143,413,312)		84,128,120

Investment Company (4.0%):
3,540,893	Dreyfus Treasury Prime Cash Management, 0.17%(a)	3,540,893

Total Investment Company (Cost $3,540,893)		3,540,893

Right (0.0%):
Real Estate Management & Development (0.0%):

30,120	China Overseas Land & Investment, Ltd.*	10,804

Total Right (Cost $–)		10,804

Total Investment Securities (Cost $146,954,205)(b) — 99.0%		87,679,817
Net other assets (liabilities) — 1.0%		920,313

Net Assets — 100.0%		$88,600,130

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

PLC—Public Liability Co.

REIT—Real Estate Investment Trust

SPA—Standby Purchase Agreement

(a)	The rate presented represents the effective yield at December 31, 2008.

(b)	Cost for federal income tax purposes is $154,008,543. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$279,738
Unrealized depreciation	(66,608,464)

Net unrealized depreciation	$(66,328,726)

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Schedule of Portfolio Investments, continued
December 31, 2008

As of December 31, 2008 the Fund’s open foreign currency exchange contracts were as follows:

	Delivery	Contract		Appreciation/
Long Contracts	Date	Amount	Fair Value	(Depreciation)
Received 258,713 Australian Dollars in exchange for U.S. Dollars	1/2/2009	$178,512	$180,323	$1,811
Received 35,181 Australian Dollars in exchange for U.S. Dollars	1/5/2009	24,233	24,506	273
Received 948,836 Japanese Yen in exchange for U.S. Dollars	1/5/2009	10,473	10,471	(2)
Received 271,874 British Sterling Pounds in exchange for U.S. Dollars	1/5/2009	390,729	390,729	—

				$2,082

	Delivery	Contract	Fair	Appreciation/
Short Contracts	Date	Amount	Value	(Depreciation)
Delivered 283,971 European Euros in exchange for U.S. Dollars	1/5/2009	$390,729	$394,595	$(3,866)
Delivered 25,567 Singapore Dollars in exchange for U.S. Dollars	1/5/2009	17,753	17,748	5

				$(3,861)

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country	Percentage
United States	38.7%
Japan	17.1%
Hong Kong	15.4%
United Kingdom	7.2%
Australia	5.4%
France	5.0%
Bermuda	2.8%
Singapore	2.1%
Canada	1.9%
Netherlands	1.5%
Sweden	0.8%
Switzerland	0.5%
Brazil	0.3%
Finland	0.3%
Italy	0.3%
Germany	0.3%
Austria	0.2%
Luxembourg	0.2%

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL
Van Kampen
Global Real
Estate Fund

Assets:
Investment securities, at cost	$146,954,205

Investment securities, at value	$87,679,817
Interest and dividends receivable	432,037
Foreign currency, at value (cost $936,044)	975,191
Receivable for capital shares issued	100,100
Receivable for investments sold	40,962
Unrealized appreciation for forward foreign currency contracts	2,089
Reclaim receivable	58,909
Prepaid expenses	2,200

Total Assets	89,291,305

Liabilities:
Unrealized depreciation on forward foreign currency contracts	3,868
Payable for investments purchased	608,596
Payable for capital shares redeemed	11,962
Manager fees payable	35,556
Administration fees payable	3,391
Distribution fees payable	16,984
Administrative and compliance services fees payable	1,390
Other accrued liabilities	9,428

Total Liabilities	691,175

Net Assets	$88,600,130

Net Assets Consist of:
Capital	$176,215,430
Accumulated net investment income/(loss)	1,319,524
Accumulated net realized gains/(losses) from investment transactions	(29,681,861)
Net unrealized appreciation/(depreciation) on investments	(59,252,963)

Net Assets	$88,600,130

Shares of beneficial interest (unlimited number of shares authorized, no par value)	16,235,689
Net Asset Value (offering and redemption price per share)	$5.46

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL
Van Kampen
Global Real
Estate Fund

Investment Income:
Interest	$28,507
Dividends	4,074,497
Income from securities lending	97,589
Foreign withholding tax	(193,100)

Total Investment Income	4,007,493

Expenses:
Manager fees	1,181,508
Administration fees	58,334
Distribution fees	328,196
Custodian fees	212,574
Administrative and compliance service fees	5,377
Trustees’ fees	10,999
Professional fees	21,334
Shareholder reports	20,597
Interest expense on cash overdraft	6,930
Other expenses	27,656

Total expenses before reductions	1,873,505
Less expenses waived/reimbursed by the Manager	(94,313)

Net expenses	1,779,192

Net Investment Income/(Loss)	2,228,301

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(29,087,413)
Change in unrealized appreciation/(depreciation) on investments	(47,788,551)

Net Realized/Unrealized Gains/(Losses) on Investments	(76,875,964)

Change in Net Assets Resulting From Operations	$(74,647,663)

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Van Kampen Global
	Real Estate Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

Change in Net Assets:
Operations:
Net investment income/(loss)	$2,228,301	$1,791,995
Net realized gains/(losses) on investment transactions	(29,087,413)	8,598,877
Change in unrealized appreciation/(depreciation) on investments	(47,788,551)	(29,318,718)

Change in net assets resulting from operations	(74,647,663)	(18,927,846)

Dividends to Shareholders:
From net investment income	(2,385,712)	(818,820)
From net realized gains on investments	(8,160,272)	(636,159)

Change in net assets resulting from dividends to shareholders	(10,545,984)	(1,454,979)

Capital Transactions:
Proceeds from shares issued	54,298,946	102,499,741
Proceeds from dividends reinvested	10,545,984	1,454,979
Value of shares redeemed	(48,090,142)	(61,245,522)

Change in net assets resulting from capital transactions	16,754,788	42,709,198

Change in net assets	(68,438,859)	22,326,373
Net Assets:
Beginning of period	157,038,989	134,712,616

End of period	$88,600,130	$157,038,989

Accumulated net investment income/(loss)	$1,319,524	$1,545,625

Share Transactions:
Shares issued	6,416,698	8,170,985
Dividends reinvested	1,297,169	125,646
Shares redeemed	(5,842,520)	(5,087,736)

Change in shares	1,871,347	3,208,895

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended		May 1, 2006 to
	December 31,		December 31,
	2008	2007	2006(a)

Net Asset Value, Beginning of Period	$10.93	$12.08	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.13	0.13	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	(4.91)	(1.17)	2.12

Total from Investment Activities	(4.78)	(1.04)	2.17

Dividends to Shareholders From:
Net Investment Income	(0.16)	(0.06)	(0.07)
Net Realized Gains	(0.53)	(0.05)	(0.02)

Total Dividends	(0.69)	(0.11)	(0.09)

Net Asset Value, End of Period	$5.46	$10.93	$12.08

Total Return(b) (c)	(45.83)%	(8.68)%	21.66%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$88,600	$157,039	$134,713
Net Investment Income/(Loss)(d)	1.70%	1.07%	1.00%
Expenses Before Reductions(d) (e)	1.43%	1.37%	1.45%
Expenses Net of Reductions(d)	1.36%	1.35%	1.33%
Portfolio Turnover Rate(c)	45.59%	46.22%	10.75%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Van Kampen Global Real Estate Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2008

hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2008

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2008

Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Van Kampen Asset Management (“VKAM”), VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.35%.

For the year ended December 31, 2008, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Van Kampen Global Real Estate Fund	0.90%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, the contractual reimbursements that may potentially be made by the Fund in subsequent years were as follows:

	Expires	Expires	Expires
	12/31/2009	12/31/2010	12/31/2011
AZL Van Kampen Global Real Estate Fund	$65,477	$27,734	$94,313

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2008

amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $5,656 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

For the year ended December 31, 2008, the Fund paid approximately $3,899 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2008

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 — Quoted Prices	$35,909,373	$—
Level 2 — Other Significant Observable Inputs	51,770,444	(1,779)
Level 3 — Significant Unobservable Inputs	—	—

Total	$87,679,817	$(1,779)

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Van Kampen Global Real Estate Fund	$67,634,800	$58,504,443

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2016
AZL Van Kampen Global Real Estate Fund	$17,669,697

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $5,228,846 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2008

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Global Real Estate Fund	$5,838,420	$4,707,564	$10,545,984

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Global Real Estate Fund	$1,147,778	$307,201	$1,454,979

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Total
	Undistributed		Accumulated		Accumulated
	Ordinary	Accumulated	Capital and	Unrealized	Earnings
	Income	Earnings	Other Losses	Depreciation(a)	(Deficit)
AZL Van Kampen Global Real Estate Fund	$1,590,541	$1,590,541	$(22,898,543)	$(66,307,298)	$(87,615,300)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Van Kampen Global Real Estate Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each period in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the period ended December 31, 2008, the Fund had net long-term capital gains of $4,707,564.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

22

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

23

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

24

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

25

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

26

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

27

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1208 2/09

AZL® Van Kampen
Growth and Income Fund
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Van Kampen Growth and Income Fund
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL® Van Kampen Growth and Income Fund and Van Kampen Asset Management Inc. serves as Subadviser to the Fund.
Van Kampen Asset Management is a wholly-owned subsidiary of Van Kampen Investments Inc. (“Van Kampen”). Van Kampen is a wholly-owned subsidiary of MSAM Holdings II, Inc. which is a wholly-owned subsidiary of Morgan Stanley & Co.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
For the 12-month period December 31, 2008, the AZL® Van Kampen Growth and Income Fund returned —32.86%. That compared to a —36.85% total return for its benchmark, the Russell 1000® Value Index1.
U.S. financial markets endured one of the worst years in history in 2008. Investors suffered a severe loss of confidence in the face of nearly frozen credit markets, collapsing major banks and a lackluster policy response to the accelerating financial crisis. No segment of the stock market was spared from high volatility and falling prices as investors fled to U.S. Treasury securities and cash.
All sectors in the Russell 1000® Value Index had negative absolute returns for the period. Although the same was true for the Fund, on a relative basis the Fund’s return declined less than that of the index.
Stock selection in the financial services sector was a positive contributor to relative performance. The Fund generated strong relative performance among diversified financial services stocks, due to a holding that was more resilient than many of its peers because of lower subprime mortgage exposure. The Fund’s insurance stocks, particularly shares of property and casualty insurers, also held up relatively well because of these companies’ comparatively conservative balance sheets.
An overweight position in the consumer staples sector also boosted relative performance. Within the sector, the Fund held shares of a food and staples retailer that benefited from prudent inventory management and a scaled-back growth strategy.*
Selection among materials stocks helped the Fund sidestep some of that sector’s volatility. The Fund avoided exposure to shares of heavily commodity-oriented companies, which declined dramatically when commodity prices fell. The Fund instead owned stock of a gold mining company, which held up better than its peers.*
The Fund’s underweight positions in the energy and utilities sectors were detractors from relative performance. Although the sectors had negative returns for the period, they were among the better-performing sectors in the index. Stock selection in the consumer discretionary sector also was an area of weakness, as retail holdings were hurt by falling consumer spending and media holdings saw declining advertising revenues.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.

[1]	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. Investors cannot invest directly in an index.

1

AZL® Van Kampen Growth and Income Fund Review
Fund Objective
The Fund’s investment objective is income and long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in income producing equity securities, including common stocks and convertible securities.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Return as of December 31, 2008

				Since
	1	3	5	Inception
	Year	Year	Year	(4/30/01)

AZL® Van Kampen Growth and Income Fund	-32.86%	-7.22%	-0.14%	0.68%
Russell 1000® Value Index	-36.85%	-8.32%	-0.79%	0.12%

Expense Ratio
Gross	1.09%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.675% on the first $100 million of assets and 0.65% on assets over $100 million and is limiting operating expenses to 1.20% through April 30, 2010. Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Van Kampen Growth and Income Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Van Kampen Growth and Income Fund	$1,000.00	$771.50	$4.68	1.05%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Van Kampen Growth and Income Fund	$1,000.00	$1,019.86	$5.33	1.05%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Van Kampen Growth and Income Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Aerospace & Defense	2.2%
Airline	0.6
Auto Components	0.3
Automobiles	0.5
Beverages	1.0
Capital Markets	1.2
Commercial Banks	4.4
Commercial Services & Supplies	0.6
Communications Equipment	1.6
Computers & Peripherals	1.7
Diversified Financial Services	6.3
Diversified Telecommunication Services	2.4
Electric Utilities	5.2
Energy Equipment & Services	0.6
Food & Staples Retailing	2.0
Food Products	6.3
Health Care Equipment & Supplies	1.9
Health Care Providers & Services	0.7
Hotels, Restaurants & Leisure	0.5
Household Durables	1.1
Household Products	1.5
Industrial Conglomerates	2.5
Insurance	7.7
Internet Software & Services	1.5
Media	6.7
Metals & Mining	1.4
Multiline Retail	0.6
Oil, Gas & Consumable Fuels	9.7
Personal Products	0.9
Pharmaceuticals	13.6
Semiconductors & Semiconductor Equipment	1.5
Software	0.2
Specialty Retail	1.9
Tobacco	1.0
Preferred Stock	0.7
Exchange Traded Funds	2.1
Investment Company	5.6

100.2%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks (91.8%):
Aerospace & Defense (2.2%):

69,660	Raytheon Co.	$3,555,446

Airline (0.6%):

51,390	Continental Airlines, Inc., Class B*	928,103

Auto Components (0.3%):

18,935	Autoliv, Inc.	406,345

Automobiles (0.5%):

41,890	Harley-Davidson, Inc.	710,873

Beverages (1.0%):

34,260	Coca-Cola Co.	1,550,950

Capital Markets (1.2%):

121,460	Charles Schwab Corp.	1,964,008

Commercial Banks (4.4%):

103,960	KeyCorp	885,739
56,300	Mitsubishi UFJ Financial Group, Inc., ADR	349,623
101,230	Mizuho Financial Group, Inc., ADR	584,097
56,270	PNC Financial Services Group, Inc.	2,757,230
140	Sumitomo Mitsui Financial Group, Inc.(a)	614,345
61,220	SunTrust Banks, Inc.	1,808,439

		6,999,473

Commercial Services & Supplies (0.6%):

16,400	Manpower, Inc.	557,436
15,000	Robert Half International, Inc.	312,300

		869,736

Communications Equipment (1.6%):

264,840	Alcatel-Lucent, ADR*	569,406
117,300	Cisco Systems, Inc.*	1,911,990

		2,481,396

Computers & Peripherals (1.7%):

32,640	EMC Corp.*	341,741
65,190	Hewlett-Packard Co.	2,365,745

		2,707,486

Diversified Financial Services (6.3%):

172,502	Bank of America Corp.	2,428,828
244,496	JP Morgan Chase & Co.	7,708,959

		10,137,787

Diversified Telecommunication Services (2.4%):

113,560	Verizon Communications, Inc.	3,849,684

Electric Utilities (5.2%):

124,540	American Electric Power Co., Inc.	4,144,691
21,119	Entergy Corp.	1,755,623
51,050	FirstEnergy Corp.	2,480,009

		8,380,323

Energy Equipment & Services (0.6%):

23,820	Schlumberger, Ltd.	1,008,301

Food & Staples Retailing (2.0%):

57,550	Wal-Mart Stores, Inc.	3,226,253

Food Products (6.3%):

110,512	Cadbury plc, ADR	3,941,963
57,804	Kraft Foods, Inc.	1,552,038
188,280	Unilever NV, New York Shares	4,622,274

		10,116,275

Health Care Equipment & Supplies (1.9%):

154,080	Boston Scientific Corp.*	1,192,579
52,255	Covidien, Ltd.	1,893,721

		3,086,300

Health Care Providers & Services (0.7%):

30,910	Cardinal Health, Inc.	1,065,468

Hotels, Restaurants & Leisure (0.5%):

87,120	Starbucks Corp.*	824,155

Household Durables (1.1%):

79,170	Sony Corp., SP ADR	1,731,448

Household Products (1.5%):

13,270	Kimberly-Clark Corp.	699,860
28,030	Procter & Gamble Co.	1,732,814

		2,432,674

Industrial Conglomerates (2.5%):

106,990	General Electric Co.	1,733,238
19,900	Siemens AG, ADR	1,507,425
37,265	Tyco International, Ltd.	804,924

		4,045,587

Insurance (7.7%):

63,950	Chubb Corp. (The)	3,261,450
226,840	Marsh & McLennan Cos., Inc.	5,505,407
79,828	Travelers Cos., Inc. (The)	3,608,226

		12,375,083

Internet Software & Services (1.5%):

165,230	eBay, Inc.*	2,306,611

Media (6.7%):

174,170	Comcast Corp., Class A	2,939,990
456,790	Time Warner, Inc.	4,595,308
167,290	Viacom, Inc., Class B*	3,188,547

		10,723,845

Metals & Mining (1.4%):

54,210	Newmont Mining Corp.	2,206,347

Multiline Retail (0.6%):

92,160	Macy’s, Inc.	953,856

Oil, Gas & Consumable Fuels (9.7%):

31,270	Anadarko Petroleum Corp.	1,205,459
35,630	BP plc, ADR	1,665,346
18,468	ConocoPhillips	956,642
20,370	Devon Energy Corp.	1,338,513

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued

42,682	Exxon Mobil Corp.	$3,407,304
12,600	Hess Corp.	675,864
54,620	Occidental Petroleum Corp.	3,276,654
57,580	Royal Dutch Shell plc, ADR	3,048,285

		15,574,067

Personal Products (0.9%):

47,700	Estee Lauder Co., Inc. (The), Class A	1,476,792

Pharmaceuticals (13.6%):

62,640	Abbott Laboratories	3,343,097
66,020	Bayer AG, ADR	3,921,588
140,710	Bristol-Myers Squibb Co.	3,271,507
50,110	Novartis AG, ADR	2,493,474
36,230	Roche Holding AG, ADR	2,773,406
245,470	Schering Plough Corp.	4,180,354
44,980	Wyeth	1,687,200

		21,670,626

Semiconductors & Semiconductor Equipment (1.5%):

56,000	ASML Holding NV	1,011,920
97,690	Intel Corp.	1,432,135

		2,444,055

Software (0.2%):

24,329	Symantec Corp.*	328,928

Specialty Retail (1.9%):

129,010	Home Depot, Inc.	2,969,810

Tobacco (1.0%):

36,750	Philip Morris International, Inc.	1,598,993

Total Common Stocks (Cost $170,029,577)		146,707,084

Preferred Stock (0.7%):
1,730	Bank of America Corp., Series L	1,124,500

Total Preferred Stocks (Cost $1,662,775)		1,124,500

Exchange Traded Funds (2.1%):
208,270	Financial Select Sector SPDR Fund	2,628,367
3,860	Regional Bank HOLDRs Trust	291,932
17,343	SPDR KBW Regional Banking ETF	505,722

Total Exchange Traded Funds (Cost $5,711,072)		3,426,021

Investment Company (5.6%):
8,949,827	Dreyfus Treasury Prime Cash Management. 0.17%(b)	8,949,827

Total Investment Company (Cost $8,949,827)		8,949,827

Total Investment Securities (Cost $186,353,251)(c) — 100.2%		160,207,432
Net other assets (liabilities) — (0.2)%		(309,589)

Net Assets — 100.0%		$159,897,843

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

ADR—American Depository Receipt

ETF—Exchange Traded Fund

PLC—Public Liability Co.

(a)	Security was fair valued as of December 31, 2008. Represents 0.4% of the net assets of the Fund.

(b)	The rate presented represents the effective yield at December 31, 2008.

(c)	Cost for federal income tax purposes is $188,311,163. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$11,900,069
Unrealized depreciation	(40,003,800)

Net unrealized depreciation	$(28,103,731)

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2008

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country	Percentage
United States	79.6%
United Kingdom	5.3%
Netherlands	4.2%
Germany	3.4%
Switzerland	3.3%
Japan	2.1%
Bermuda	1.7%
France	0.4%

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL
Van Kampen
Growth and
Income Fund

Assets:
Investment securities, at cost	$186,353,251

Investment securities, at value	$160,207,432
Interest and dividends receivable	275,396
Foreign currency, at value (cost $9,802)	10,056
Receivable for investments sold	176,370
Prepaid expenses	4,481

Total Assets	160,673,735

Liabilities:
Payable for investments purchased	564,471
Payable for capital shares redeemed	38,138
Manager fees payable	86,518
Administration fees payable	6,495
Distribution fees payable	32,462
Administrative and compliance services fees payable	2,384
Other accrued liabilities	45,424

Total Liabilities	775,892

Net Assets	$159,897,843

Net Assets Consist of:
Capital	$198,232,783
Accumulated net investment income/(loss)	4,098,135
Accumulated net realized gains/(losses) from investment transactions	(16,287,510)
Net unrealized appreciation/(depreciation) on investments	(26,145,565)

Net Assets	$159,897,843

Shares of beneficial interest (unlimited number of shares authorized, no par value)	20,117,891
Net Asset Value (offering and redemption price per share)	$7.95

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL
Van Kampen
Growth and
Income Fund

Investment Income:
Interest	$127,018
Dividends	6,323,110
Income from securities lending	67,389
Foreign withholding tax	(605)

Total Investment Income	6,516,912

Expenses:
Manager fees	1,825,553
Administration fees	107,010
Distribution fees	601,381
Custodian fees	34,744
Administrative and compliance service fees	9,741
Trustees’ fees	21,444
Professional fees	41,721
Shareholder reports	42,381
Other expenses	15,602

Total expenses before reductions	2,699,577
Less expenses waived/reimbursed by the Manager	(236,959)
Less expenses paid indirectly	(54,792)

Net expenses	2,407,826

Net Investment Income/(Loss)	4,109,086

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(14,653,221)
Change in unrealized appreciation/(depreciation) on investments	(82,401,256)

Net Realized/Unrealized Gains/(Losses) on Investments	(97,054,477)

Change in Net Assets Resulting From Operations	$(92,945,391)

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Van Kampen
	Growth and Income Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

Change in Net Assets:
Operations:
Net investment income/(loss)	$4,109,086	$5,128,289
Net realized gains/(losses) on investment transactions	(14,653,221)	14,459,533
Change in unrealized appreciation/(depreciation) on investments	(82,401,256)	(10,681,984)

Change in net assets resulting from operations	(92,945,391)	8,905,838

Dividends to Shareholders:
From net investment income	(5,128,281)	(4,505,909)
From net realized gains on investments	(14,833,552)	(15,184,309)

Change in net assets resulting from dividends to shareholders	(19,961,833)	(19,690,218)

Capital Transactions:
Proceeds from shares issued	20,570,113	35,997,947
Proceeds from dividends reinvested	19,961,833	19,690,218
Value of shares redeemed	(95,588,828)	(87,765,093)

Change in net assets resulting from capital transactions	(55,056,882)	(32,076,928)

Change in net assets	(167,964,106)	(42,861,308)
Net Assets:
Beginning of period	327,861,949	370,723,257

End of period	$159,897,843	$327,861,949

Accumulated net investment income/(loss)	$4,098,135	$5,128,289

Share Transactions:
Shares issued	2,131,497	2,555,273
Dividends reinvested	2,010,255	1,511,145
Shares redeemed	(9,348,335)	(6,461,674)

Change in shares	(5,206,583)	(2,395,256)

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$12.95	$13.37	$12.36	$11.76	$10.37

Investment Activities:
Net Investment Income/(Loss)	0.24	0.22	0.15	0.10	0.09
Net Realized and Unrealized Gains/(Losses) on Investments	(4.31)	0.14	1.74	0.98	1.34

Total from Investment Activities	(4.07)	0.36	1.89	1.08	1.43

Dividends to Shareholders From:
Net Investment Income	(0.24)	(0.18)	(0.10)	(0.04)	(0.04)
Net Realized Gains	(0.69)	(0.60)	(0.78)	(0.44)	—

Total Dividends	(0.93)	(0.78)	(0.88)	(0.48)	(0.04)

Net Asset Value, End of Period	$7.95	$12.95	$13.37	$12.36	$11.76

Total Return(a)	(32.86)%	2.64%	15.90%	9.24%	13.82%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$159,898	$327,862	$370,723	$315,538	$229,249
Net Investment Income/(Loss)	1.71%	1.39%	1.34%	1.02%	0.87%
Expenses Before Reductions(b)	1.12%	1.09%	1.16%	1.20%	1.21%
Expenses Net of Reductions	1.00%	0.99%	1.09%	1.18%	1.17%
Expenses Net of Reductions, excluding Expenses Paid Indirectly(c)	1.03%	1.00%	1.10%	1.20%	N/A
Portfolio Turnover Rate	39.96%	25.25%	29.83%	40.15%	53.80%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Van Kampen Growth and Income Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements, continued
December 31, 2008

and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements, continued
December 31, 2008

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements, continued
December 31, 2008

Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Van Kampen Asset Management (“VKAM”), VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.20%.

The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $100 million at 0.775%, the next $150 million at 0.75%, the next $250 million at 0.725% and over $500 million at 0.675%. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee through April 30, 2010 as follows: the first $100 million at 0.675% and over $100 million at 0.65%.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements, continued
December 31, 2008

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $10,538 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

For the year ended December 31, 2008, the Fund paid approximately $645 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements, continued
December 31, 2008

valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 — Quoted Prices	$159,593,087	$—
Level 2 — Other Significant Observable Inputs	614,345	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$160,207,432	$—

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Van Kampen Growth and Income Fund	$94,117,428	$169,232,021

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2016
AZL Van Kampen Growth and Income Fund	$4,769,482

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $9,560,116 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements, continued
December 31, 2008

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Growth and Income Fund	$8,302,236	$11,659,597	$19,961,833

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2007 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Growth and Income Fund	$5,639,603	$14,050,615	$19,690,218

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

	Undistributed		Accumulated		Total
	Ordinary	Accumulated	Capital and	Unrealized	Accumulated
	Income	Earnings	Other Losses	Depreciation(a)	Earnings (Deficit)
AZL Van Kampen Growth and Income Fund	$4,098,135	$4,098,135	$(14,329,598)	$(28,103,477)	$(38,334,940)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Van Kampen Growth and Income Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 82.79% of the total ordinary income distributions paid during the year ended December 31, 2008 qualify for the corporate dividends received deduction.

For the period ended December 31, 2008, the Fund had net long-term capital gains of $11,659,597.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

22

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

23

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

24

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

25

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

26

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

27

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1208 2/09

AZL® Van Kampen
Mid Cap Growth Fund
Annual Report
December 31, 2008

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL®Van Kampen Mid Cap Growth Fund
Allianz Investment Management LLC (formerly Allianz Life Advisers, LLC) serves as the Manager for the AZL® Van Kampen Mid Cap Growth Fund and Van Kampen Asset Management serves as Subadviser to the Fund.
Van Kampen Asset Management is a wholly-owned subsidiary of Van Kampen Investments Inc. (“Van Kampen”). Van Kampen is a wholly-owned subsidiary of MSAM Holdings II, Inc. which is a wholly-owned subsidiary of Morgan Stanley & Co.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2008?
For the 12-month period ended December 31, 2008, the AZL® Van Kampen Mid Cap Growth Fund returned –48.52%. That compared to a –44.32% total return for its benchmark, the Russell Midcap® Growth Index1.
The market environment was extremely challenging during 2008. Risk aversion soared, as investors fled all segments of the stock and bond markets for the perceived safety of U.S. Treasuries and cash. The mid-cap growth segment of the stock market suffered a significant decline, along with all other segments of the stock market.
The Fund’s managers use intensive fundamental research to seek shares of high-quality growth companies. The team’s investment discipline favors companies with sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. Because the team emphasizes secular growth, short-term market events are not as meaningful in the stock selection process.*
Stock selection in the consumer discretionary sector had the largest negative impact on relative performance, despite the positive influence of an overweight position in the sector. The main detractors within the sector were holdings in commercial services and education services stocks. Stock selection in financial services was another relative detractor, and more than offset the benefit of an underweight stake. Here, diversified financial services stocks were the primary area of weakness. The third largest area of relative underperformance came from stock selection in technology, where holdings in computer services software and systems lagged.*
Stock selection in the “other energy” sector was the largest positive contributor to relative performance, primarily due to shares of natural gas producers. Both stock selection and an overweight position in autos and transportation added relative value, driven by holdings in the miscellaneous transportation (primarily logistics) industry. Finally, the Fund benefited from both stock selection and an underweight in the producer durables sector. Within the sector, pollution control and environment services were the two strongest contributors.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2008.

[1]	The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Van Kampen Mid Cap Growth Fund
Fund Objective
The Fund’s investment objective is to seek capital growth. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 80% of its total assets in common stocks and other equity securities of growth companies
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Growth based investments can perform differently from the market as a whole and can be more volatile that other types of securities.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2008

				Since
	1	3	5	Inception
	Year	Year	Year	(5/1/01)
AZL® Van Kampen Mid Cap Growth Fund	-48.52%	-11.76%	-0.43%	-1.15%
Russell Midcap® Growth Index	-44.32%	-11.79%	-2.33%	-2.23%

Expense Ratio
Gross	1.17%
Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain current month-end performance information, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated May 1, 2008. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.80% the first $100 million of assets and 0.75% on assets above $100 million and is limiting operating expenses to 1.30% through April 30, 2010. Additional information pertaining to the December 31, 2008 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell Midcap® Growth Index, an unmanaged index which measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

†	The since inception performance data and hypothetical $10,000 investment for the Russell Midcap® Growth Index is calculated from 4/30/01 which is the closest available date for the index performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Van Kampen Mid Cap Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Van Kampen Mid Cap Growth Fund	$1,000.00	$568.00	$4.45	1.13%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/08	12/31/08	7/1/08 - 12/31/08	7/1/08 - 12/31/08
AZL Van Kampen Mid Cap Growth Fund	$1,000.00	$1,019.46	$5.74	1.13%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Van Kampen Mid Cap Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2008:

Percent of
Investments	net assets*
Air Freight & Logistics	5.9%
Capital Markets	2.5
Chemicals	2.4
Commercial Services & Supplies	2.9
Construction & Engineering	2.1
Construction Materials	4.1
Distributors	2.1
Diversified Consumer Services	3.3
Diversified Financial Services	7.9
Gas Utilities	1.1
Health Care Equipment & Supplies	4.7
Hotels, Restaurants & Leisure	6.3
Household Durables	1.9
Insurance	1.0
Internet & Catalog Retail	3.1
Internet Software & Services	4.6
Life Sciences Tools & Services	6.0
Media	2.5
Oil, Gas & Consumable Fuels	12.4
Real Estate Management & Development	1.7
Software	8.3
Specialty Retail	1.5
Transportation Infrastructure	1.1
Wireless Telecommunication Services	0.9
Investment Company	10.1

100.4%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Schedule of Portfolio Investments
December 31, 2008

		Fair
Shares		Value
Common Stocks (90.3%):
Air Freight & Logistics (5.9%):

106,150	C.H. Robinson Worldwide, Inc.	$5,841,434
232,095	Expeditors International of Washington, Inc.	7,721,801

		13,563,235

Capital Markets (2.5%):

212,937	Calamos Asset Management, Inc., Class A	1,575,734
116,537	Morningstar, Inc.*	4,137,063

		5,712,797

Chemicals (2.4%):

77,718	Intrepid Potash, Inc.*	1,614,203
260,657	Nalco Holding Co.	3,007,982
89,083	Rockwood Holdings, Inc.*	962,096

		5,584,281

Commercial Services & Supplies (2.9%):

116,722	Corporate Executive Board Co.	2,574,888
305,538	Groupe Aeroplan, Inc.	2,148,817
160,248	Monster Worldwide, Inc.*	1,937,398

		6,661,103

Construction & Engineering (2.1%):

112,670	Aecom Technology Corp.*	3,462,349
147,654	Gafisa SA, ADR	1,367,276

		4,829,625

Construction Materials (4.1%):

80,162	Martin Marietta Materials, Inc.	7,782,127
50,173	Texas Industries, Inc.	1,730,968

		9,513,095

Distributors (2.1%):

2,782,121	Li & Fung, Ltd.	4,800,165

Diversified Consumer Services (3.3%):

72,622	New Oriental Education & Technology Group, Inc., ADR*	3,987,674
17,037	Strayer Education, Inc.	3,652,903

		7,640,577

Diversified Financial Services (7.9%):

35,978	Greenhill & Co., Inc.	2,510,185
50,993	Intercontinental Exchange, Inc.*	4,203,863
321,544	Leucadia National Corp.*	6,366,571
454,616	Redecard SA	5,071,102

		18,151,721

Gas Utilities (1.1%):

73,820	Questar Corp.	2,413,176

Health Care Equipment & Supplies (4.7%):

97,008	Gen-Probe, Inc.*	4,155,822
16,427	Intuitive Surgical, Inc.*	2,086,065
162,545	Ironwood Pharmaceuticals, Inc.(b) (c)	1,950,540
140,132	Mindray Medical International, Ltd., ADR	2,522,376

		10,714,803

Hotels, Restaurants & Leisure (6.3%):

184,876	Ctrip.com International, Ltd., ADR	4,400,049
422,411	Starbucks Corp.*	3,996,008
144,010	Wynn Resorts, Ltd.*	6,085,862

		14,481,919

Household Durables (1.9%):

42,090	Mohawk Industries, Inc.*	1,808,608
5,413	NVR, Inc.*	2,469,681

		4,278,289

Insurance (1.0%):

8,139	Allegheny Corp.*	2,295,198

Internet & Catalog Retail (3.1%):

40,197	Amazon.com, Inc.*	2,061,302
68,453	Priceline.com, Inc.*	5,041,564

		7,102,866

Internet Software & Services (4.6%):

2,840,500	Alibaba.com, Ltd.*(a)	2,067,767
31,924	Baidu.com, Inc., ADR*	4,168,317
41,280	Equinix, Inc.*	2,195,683
180,548	Yahoo!, Inc.*	2,202,686

		10,634,453

Life Sciences Tools & Services (6.0%):

265,231	Illumina, Inc.*	6,909,268
106,654	Techne Corp.	6,881,316

		13,790,584

Media (2.5%):

111,973	Discovery Communications, Inc., Class A*	1,585,538
133,753	Discovery Communications, Inc., Class C*	1,790,953
149,862	Grupo Televisa SA, ADR	2,238,938

		5,615,429

Oil, Gas & Consumable Fuels (12.4%):

178,777	Covanta Holding Corp.*	3,925,943
70,377	Petrohawk Energy Corp.*	1,099,992
56,006	Range Resources Corp.	1,926,046
408,663	Southwestern Energy Co.*	11,838,967
283,262	Ultra Petroleum Corp.*	9,775,372

		28,566,320

Real Estate Management & Development (1.7%):

252,115	Brookfield Asset Management, Inc., Class A	3,849,796

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2008

		Fair
Shares		Value
Common Stocks, continued
Software (8.3%):

112,893	IHS, Inc., Class A*	$4,224,456
152,739	Salesforce.com, Inc.*	4,889,176
1,179,200	Tencent Holdings, Ltd.	7,677,071
153,217	Teradata Corp.*	2,272,208

		19,062,911

Specialty Retail (1.5%):

109,443	Abercrombie & Fitch Co., Class A	2,524,850
115,852	Lululemon Athletica, Inc.*	918,706

		3,443,556

Transportation Infrastructure (1.1%):

109,401	Grupo Aeroportuario del Pacifico SA de CV, ADR	2,518,411

Wireless Telecommunication Services (0.9%):

117,965	NII Holdings, Inc.*	2,144,604

Total Common Stocks (Cost $312,370,016)		207,368,914

Investment Company (10.1%):
23,291,145	Dreyfus Treasury Prime Cash Management, 0.17%(d)	23,291,145

Total Investment Company (Cost $23,291,145)		23,291,145

Total Investment Securities (Cost $335,661,161)(e)—100.4%		230,660,059
Net other assets (liabilities) — (0.4)%		(1,012,872)

Net Assets — 100.0%		$229,647,187

Percentages indicated are based on net assets as of December 31, 2008.

*	Non-income producing security

ADR—American Depository Receipt

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The Subadviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Security was fair valued as of December 31, 2008. Represents 0.8% of the net assets of the Fund.

(c)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The manager has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2008, these securities represent 0.8% of the net assets of the Fund.

(d)	The rate presented represents the effective yield at December 31, 2008.

(e)	Cost for federal income tax purposes is $339,853,642. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$12,715,098
Unrealized depreciation	(121,908,681)

Net unrealized depreciation	$(109,193,583)

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2008:

Country	Percentage
United States	75.1%
Canada	7.2%
Cayman Islands	5.4%
Hong Kong	5.4%
Brazil	2.8%
Mexico	2.1%
China	2.0%

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Assets and Liabilities
December 31, 2008

AZL
Van Kampen
Mid Cap Growth
Fund

Assets:
Investment securities, at cost	$335,661,161

Investment securities, at value	$230,660,059
Interest and dividends receivable	43,751
Receivable for capital shares issued	453,833
Prepaid expenses	6,334

Total Assets	231,163,977

Liabilities:
Payable for investments purchased	1,212,875
Payable for capital shares redeemed	10,466
Manager fees payable	141,510
Administration fees payable	9,157
Distribution fees payable	45,758
Administrative and compliance services fees payable	3,758
Other accrued liabilities	93,266

Total Liabilities	1,516,790

Net Assets	$229,647,187

Net Assets Consist of:
Capital	$394,170,362
Accumulated net investment income/(loss)	(2,324)
Accumulated net realized gains/(losses) from investment transactions	(59,519,845)
Net unrealized appreciation/(depreciation) on investments	(105,001,006)

Net Assets	$229,647,187

Shares of beneficial interest (unlimited number of shares authorized, no par value)	33,546,968
Net Asset Value (offering and redemption price per share)	$6.85

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statement of Operations
For the Year Ended December 31, 2008

AZL
Van Kampen
Mid Cap Growth
Fund

Investment Income:
Interest	$239,822
Dividends	2,940,014
Income from securities lending	957,270
Foreign withholding tax	(43,683)

Total Investment Income	4,093,423

Expenses:
Manager fees	3,181,605
Administration fees	175,694
Distribution fees	990,698
Custodian fees	46,779
Administrative and compliance service fees	16,074
Trustees’ fees	30,694
Professional fees	44,001
Shareholder reports	39,849
Interest expense on cash overdraft	22,257
Other expenses	7,064

Total expenses before reductions	4,554,715
Less expenses waived/reimbursed by the Manager	(159,512)
Less expenses paid indirectly	(34,364)

Net expenses	4,360,839

Net Investment Income/(Loss)	(267,416)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(56,631,840)
Change in unrealized appreciation/(depreciation) on investments	(182,494,860)

Net Realized/Unrealized Gains/(Losses) on Investments	(239,126,700)

Change in Net Assets Resulting From Operations	$(239,394,116)

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Statements of Changes in Net Assets

	AZL Van Kampen
	Mid Cap Growth Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007

Change in Net Assets:
Operations:
Net investment income/(loss)	$(267,416)	$1,250,493
Net realized gains/(losses) on investment transactions	(56,631,840)	49,199,936
Change in unrealized appreciation/(depreciation) on investments	(182,494,860)	21,015,349

Change in net assets resulting from operations	(239,394,116)	71,465,778

Dividends to Shareholders:
From net investment income	(831,622)	(107,974)
From net realized gains on investments	(52,047,429)	(19,756,319)
From Return of Capital	(361,565)	—

Change in net assets resulting from dividends to shareholders	(53,240,616)	(19,864,293)

Capital Transactions:
Proceeds from shares issued	90,448,139	144,742,994
Proceeds from shares issued in merger	—	116,058,357
Proceeds from dividends reinvested	53,240,616	19,864,293
Value of shares redeemed	(180,972,953)	(77,707,158)

Change in net assets resulting from capital transactions	(37,284,198)	202,958,486

Change in net assets	(329,918,930)	254,559,971
Net Assets:
Beginning of period	559,566,117	305,006,146

End of period	$229,647,187	$559,566,117

Accumulated net investment income/(loss)	$(2,324)	$1,189,770

Share Transactions:
Shares issued	7,997,859	9,487,764
Shares issued in merger	—	7,650,518
Dividends reinvested	5,287,052	1,371,844
Shares redeemed	(15,639,947)	(5,237,166)

Change in shares	(2,355,036)	13,272,960

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$15.59	$13.48	$12.75	$10.95	$9.35

Investment Activities:
Net Investment Income/(Loss)	— (a)	0.03	— (a)	(0.05)	(0.06)
Net Realized and Unrealized Gains/(Losses) on Investments	(7.01)	2.89	1.14	1.97	1.99

Total from Investment Activities	(7.01)	2.92	1.14	1.92	1.93

Dividends to Shareholders From:
Net Investment Income	(0.03)	— (a)	—	—	—
Net Realized Gains	(1.69)	(0.81)	(0.41)	(0.12)	(0.33)
Return of Capital	(0.01)	—	—	—	—

Total Dividends	(1.73)	(0.81)	(0.41)	(0.12)	(0.33)

Net Asset Value, End of Period	$6.85	$15.59	$13.48	$12.75	$10.95

Total Return(b)	(48.52)%	22.19%	9.21%	17.54%	21.23%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$229,647	$559,566	$305,006	$228,828	$90,010
Net Investment Income/(Loss)	(0.07)%	0.31%	0.04%	(0.63)%	(0.77)%
Expenses Before Reductions(c)	1.15%	1.18%	1.21%	1.30%	1.32%
Expenses Net of Reductions	1.10%	1.12%	1.16%	1.24%	1.27%
Expenses Net of Reductions, excluding expenses paid indirectly(d)	1.11%	1.14%	1.18%	1.30%	N/A
Portfolio Turnover Rate	41.17%	72.41%	70.25%	83.78%	123.60%

(a)	Amount less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Notes to the Financial Statements
December 31, 2008

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Van Kampen Mid Cap Growth Fund (the “Fund”). The Trust consists of 34 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund)
•	AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund)
•	AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund)
•	AZL Columbia Technology Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Founders Equity Fund
•	AZL First Trust Target Double Play Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Jennison 20/20 Focus Fund
•	AZL Legg Mason Growth Fund
•	AZL Legg Mason Value Fund
•	AZL Money Market Fund
•	AZL NACM International Fund
•	AZL OCC Opportunity Fund
•	AZL Oppenheimer Global Fund
•	AZL Oppenheimer International Growth Fund
•	AZL Oppenheimer Main Street Fund
•	AZL PIMCO Fundamental IndexPLUS Total Return Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Schroder International Small Cap Fund
•	AZL Small Cap Stock Index Fund
•	AZL TargetPLUS Balanced Fund
•	AZL TargetPLUS Equity Fund
•	AZL TargetPLUS Growth Fund
•	AZL TargetPLUS Moderate Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Comstock Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Franchise Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL First Trust Target Double Play Fund, AZL Legg Mason Growth Fund, AZL Legg Mason Value Fund, AZL Van Kampen Global Franchise Fund, and AZL Van Kampen Global Real Estate Fund are non-diversified funds, which means they may concentrate their investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standards

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

Security Valuation

Effective January 1, 2008, the Fund’s adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” There was no impact to the Fund’s net assets or results of operations upon adoption. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in other investment companies are valued at their published net asset value.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which no quotation is readily available or deemed unreliable are valued at fair value as determined in good faith by the Board of Trustees (“Trustees”) or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange (generally 4 PM Eastern Time). The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statement of Assets and Liabilities and the Statement of Operations until the contract settlement date, at which time realized gains and losses are included in the Statement of Operations.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its income dividends and its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), formerly Allianz Life Advisers, LLC, serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. At December 31, 2008, the Fund no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts for the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Van Kampen Asset Management (“VKAM”), VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees) and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2010. The annual expense limit of the Fund is 1.30%.

The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $100 million at 0.85%, the next $150 million at 0.80%, the next $250 million at 0.775% and over $500 million at 0.75%. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fees through April 30, 2010 as follows: the first $100 million at 0.80% and over $100 million at 0.75%.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated limit during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2008, there were no remaining contractual reimbursements that may potentially be made by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2008, $17,214 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2008, actual Trustee compensation was $658,000 in total for both Trusts.

For the year ended December 31, 2008, the Fund paid approximately $12,307 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities of sufficient credit quality maturing in sixty days or less are generally

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

valued at amortized cost, which approximates fair value. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the valuation inputs used as of December 31, 2008 in valuing the Fund’s investments based upon three levels defined above:

	Investment	Other Financial
Valuation Inputs	Securities	Instruments*
Level 1 — Quoted Prices	$214,164,516	$—
Level 2 — Other Significant Observable Inputs	14,545,003	—
Level 3 — Significant Unobservable Inputs	1,950,540	—

Total	$230,660,059	$—

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair Value

	Investment	Other Financial
AZL Van Kampen Mid Cap Growth Fund	Securities	Instruments*
Balance as of December 31, 2007	$—	$—
Realized gain/(loss)	—	—
Change in unrealized appreciation/(depreciation)	—	—
Net purchases (sales)	1,950,540	—
Transfers in (out) of Level 3	—	—

Balance as of December 31, 2008	$1,950,540	$—

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2008, cost of purchases and sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Van Kampen Mid Cap Growth Fund	$160,129,633	$255,337,298

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2008, the Fund held restricted securities representing 0.8% of net assets all of which have been deemed illiquid. The restricted illiquid securities held as of December 31, 2008 are identified below:

	Acquisition	Acquisition		Fair
Security	Date	Cost	Shares	Value
Ironwood Pharmaceuticals, Inc.	9/11/08	$1,950,540	162,545	$1,950,540

7. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2008

In addition, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities in all major tax jurisdictions, including federal (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). FIN 48 did not impact the Fund’s net assets or results of operations for the period ended December 31, 2008.

At December 31, 2008 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expires
12/31/2016
AZL Van Kampen Mid Cap Growth Fund	$21,804,263

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $33,525,425 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term		Total
	Income	Capital Gains	Return of Capital	Distributions(a)
AZL Van Kampen Mid Cap Growth Fund	$22,499,376	$30,379,675	$361,565	$53,240,616

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the latest tax year ended December 31, 2007 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Mid Cap Growth Fund	$2,565,735	$17,298,558	$19,864,293

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Total
	Accumulated		Accumulated
	Capital and	Unrealized	Earnings
	Other Losses	Depreciation(a)	(Deficit)
AZL Van Kampen Mid Cap Growth Fund	$(55,329,688)	$(109,193,487)	$(164,523,175)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Van Kampen Mid Cap Growth Fund (the Fund) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each year in the two-year period then ended, and the financial highlights for each year in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 25, 2009

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For corporate shareholders, 16.27% of the total ordinary income distributions paid during the year ended December 31, 2008 qualify for the corporate dividends received deduction.

For the period ended December 31, 2008, the Fund had net long-term capital gains of $30,379,675.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the

21

Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2008. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 15, 2008, and at “in person” Board of Trustees meetings held October 21 and 22, 2008. The Agreements were approved at the Board meeting of October 22, 2008. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2010. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in private sessions with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

22

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one-, three- and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 3, 2008, the Manager reported that for the three year period ended June 30, 2008, five Funds were in the top 40%, eight were in the middle 20% and ten were in the bottom 40%, and for the one year period ended June 30, 2008, nine Funds were in the top 40%, seven were in the middle 20%, and 21 were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2008, four Funds were in the top 40%, four were in the middle 20%, and eight were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 11, 2008, the Board approved a new subadviser for the AZL Columbia Small Cap Value Fund (formerly AZL Dreyfus Premier Small Cap Value Fund); at the same meeting, the Board of Trustees authorized (subject to shareholder approval) Fund reorganizations which caused the AZL LMP Large Cap Growth Fund to be combined into the AZL Legg Mason Growth Fund, and the AZL OCC Value Fund to be combined into the AZL Davis NY Venture Fund; at the Board of Trustees meeting held August 20, 2008, the Board approved a new subadviser for the AZL BlackRock Capital Appreciation Fund (formerly AZL Jennison Growth Fund); at the Board of Trustees meeting held October 22, 2008, the Board of Trustees approved a new subadviser for the AZL Columbia Mid Cap Value Fund (formerly AZL Neuberger Berman Regency Fund); and at the Board of Trustees meeting held December 3, 2008, the Board approved new subadvisers for the following three Funds: AZL BlackRock Growth Fund (formerly AZL Legg Mason Growth Fund); AZL JP Morgan Large Cap Equity Fund (formerly AZL Legg Mason Value Fund); and AZL JP Morgan U.S. Equity Fund (formerly AZL Oppenheimer Main Street Fund). Except as noted above, at the Board of Trustees meeting held October 22, 2008, the Trustees determined that the overall investment performance of the Funds was acceptable.

As part of its responsibilities, the Manager maintains a “watch list,” which is reviewed by and discussed at least quarterly with the Board of Trustees. Funds may be on the watch list for underperformance, if a change has been made in a Subadviser’s portfolio manager(s), if the Subadviser is the subject of regulatory concerns, whether assets in the Fund are likely to achieve “critical mass,” or for other reasons. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For example, for the 36 Funds reviewed by the Board of Trustees in the fall of 2008, 19 Funds paid “actual” advisory fees in a percentage amount higher than the average and 17 Funds paid “actual” advisory fees in a percentage amount equal to or lower than the average, for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2008 for all of the Funds was at the 50th percentile, which compared favorably to the 62nd percentile in 2006 and the 53rd percentile in 2007. Of the then current 36 Funds, 26 had 2008 total expense ratio rankings at or below the 65th percentile. The Manager reported that three of the Funds above the 65th percentile were projected to have a total expense ratio ranking at the 65th percentile or below in 2009. In addition, at the October 22, 2008 meeting, the Manager agreed to a temporary advisory fee reduction through April 30, 2010 for the AZL AIM International Equity Fund on assets over $250 million, which the Manager expects to cause a reduction in its total expense ratio to the 65th percentile. The Manager also reported that four of the Funds were not “at scale,” which caused them to have total expense ratios above the 65th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

23

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2005 through the end of 2008 (projected). The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with information on the overall profitability of the asset management business for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for 25 of 36 Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2008 were approximately $5.8 billion, and that no single Fund had assets in excess of $410 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2009, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules for 25 of the 36 Funds was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002- 2005; Senior Officer Citibank and Citicorp for over 25 years. Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	37	None
Peggy L. Ettestad, Age 51 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Senior Managing Director, Residential Capital LLC 2003-present; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	37	None
Roger Gelfenbien, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	37	Webster Financial Phoenix Edge Funds (32 Funds)
Dickson W. Lewis, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Lifetouch Canada, 2006 to present; Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2002 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2002; Consultant to Hartford Insurance Co., 2001.	37	None
Claire R. Leonardi, Age 53 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	37	University of CT Health Center
Arthur C. Reeds III, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	37	Connecticut Water Service, Inc.
Peter W. McClean, Age 64 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	37	Cyrus Reinsurance; MoA Hospitality; Energy Capital, LLC Advisory Board

25

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	37	None
Robert DeChellis, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Sr VP of Marketing and Product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	37	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 63 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Troy Sheets, Age 37 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 9/02	Senior Vice President of Financial Services of Citi Fund Services, Inc. from 2002 to present; Audit Manager with KPMG LLP from 1998-2002.
Stephen G. Simon, Age 40 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd, May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 38 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

26

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1208 2/09

Item 2. Code of Ethics.
(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.
(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Arthur C. Reeds III, who is “independent” for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.

		2008	2007
(a)	Audit Fees	$415,480	$423,000

(b)	Audit-Related Fees	$9,500	$5,000
The fees for 2007 relates to the review of the annual registration statement filed with the Securities and Exchange Commission (“SEC”).
The fees for 2008 relate to the consent issuance in two Form N-14 filings and the review of the annual registration statement filed with the SEC.

(c)	Tax Fees	$79,260	$76,680

Tax fees for both years related to the preparation of the Funds’ federal and state income, excise tax calculations and review capital gain and income distribution calculations.

	2008	2007
All Other Fees	$0	$0
4(e)(1)
The Audit Committee (“Committee”) of the Registrant is responsible for pre-approving all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Before the Registrant engages the independent auditor to render a service, the engagement must be either specifically approved by the Committee or entered into pursuant to the pre-approval policy. The Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting. The Committee may not delegate to management the Committee’s responsibilities to pre-approve services performed by the independent auditor. The Committee has delegated pre-approval authority to its Chairman for any services not exceeding $10,000.
4(e)(2)
During the previous two fiscal years, the Registrant did not receive any non-audit services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
4(f)
Not applicable
4(g)

2008	2007
$88,760	$81,680
4(h)
     Not applicable
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Investments.
(a) The Schedule of Investments as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of the Form N-CSR.
(b) Not applicable
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.
(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3) Not applicable.
(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Allianz Variable Insurance Products Trust

By (Signature and Title)*	/s/ Troy A. Sheets

Troy A. Sheets, Treasurer
Date March 4, 2009
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jeffrey Kletti

Jeffrey Kletti, President
Date March 4, 2009

By (Signature and Title)*	/s/ Troy A. Sheets

Troy A. Sheets, Treasurer
Date March 4, 2009

*	Print the name and title of each signing officer under his or her signature.